UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21145

SPDR® INDEX SHARES FUNDS

(Exact name of registrant as specified in charter)

One Lincoln Street, Boston, Massachusetts 02111

(Address of principal executive offices) (zip code)

Joshua A. Weinberg, Esq.

Managing Director and Managing Counsel

SSGA Funds Management, Inc.

One Lincoln Street

Boston, Massachusetts 02111

(Name and address of agent for service)

Copy to:

W. John McGuire, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, DC 20004

Registrant’s telephone number, including area code: (617) 664-7037

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Item 1. Report to Shareholders.

Annual Report

September 30, 2017

SPDR® Index Shares Funds

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

NOTE TO PERFORMANCE SUMMARY (UNAUDITED)

The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

SPDR STOXX EUROPE 50 ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR STOXX Europe 50 ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the STOXX® Europe 50 Index. The Fund’s benchmark is the STOXX® Europe 50 Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 20.83%, and the Index was 21.28%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, cash drag and tax withholdings contributed to the difference between the Fund’s performance and that of the Index.

While Brexit created some uncertainty in the first half of 2016, the rollout of additional monetary policies by major central banks globally provided the much needed fodder to create an aggressive rally and end 2016 on an optimistic note. In the first half of 2017, U.S. stockholders who were invested in European equities benefitted from a better than 8% gain of the Euro against the U.S. dollar. In addition to an improving economic backdrop, European shares benefitted from an easing of political uncertainty with the defeat of populist candidates in the Netherlands in February and in presidential polls in France that spanned April and May. Positive returns continued to be realized for the Fund from strong economic and earnings growth in the Eurozone in the second half of 2017. As Eurozone industrial production trended higher, the Fund witnessed another double-digit positive performance in the third quarter of 2017.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were HSBC Holdings plc, Banco Santander S.A., and Allianz SE. The top negative contributors to the Fund’s performance were Imperial Brands PLC, BT Group plc, and Anheuser-Busch InBev SA/NV.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR STOXX EUROPE 50 ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	STOXX Europe 50 Index*	Net Asset Value	Market Value	STOXX Europe 50 Index*
ONE YEAR	20.83%	21.27%	21.28%	20.83%	21.27%	21.28%
FIVE YEARS	36.02%	35.82%	36.48%	6.35%	6.31%	6.42%
TEN YEARS	–2.71%	–2.59%	–2.72%	–0.27%	–0.26%	–0.28%

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The STOXX Europe 50 Index (the “Index”) is a market capitalization weighted index designed to represent the performance of some of the largest companies across all components of the 19 STOXX Europe 600 Supersector Indexes. The STOXX Europe 600 Supersector Indexes are subsets of the STOXX Europe 600 Index, which contains 600 of the largest stocks traded on the major exchanges in Europe. The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. The Index covers 50 stocks from European countries generally regardless of a country’s adopted currency. The Index captures approximately 50% of the free-float market capitalization of the TMI, which in turn covers approximately 95% of the free-float market capitalization of the represented countries.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Nestle SA	5.9%
Novartis AG	4.8
HSBC Holdings PLC	4.6
Roche Holding AG	4.1
British American Tobacco PLC	3.3
Royal Dutch Shell PLC Class A	3.1
TOTAL SA	3.0
BP PLC	2.9
Siemens AG	2.7
Sanofi	2.6
TOTAL	37.0%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Financials	23.4%
Consumer Staples	20.3
Health Care	20.0
Energy	9.9
Industrials	7.5
Materials	5.9
Telecommunication Services	4.2
Information Technology	4.0
Consumer Discretionary	3.5
Utilities	1.0
Short-Term Investment	0.1
Other Assets in Excess of Liabilities	0.2
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR STOXX Europe 50 ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.29%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR EURO STOXX SMALL CAP ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR EURO STOXX Small Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization Eurozone equity securities. The Fund’s benchmark is the EURO STOXX Small Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 34.30%, and the Index was 34.72%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, cash drag and tax withholdings contributed to the difference between the Fund’s performance and that of the Index.

While Brexit created some uncertainty in the first half of 2016, the rollout of additional monetary policies by major central banks globally provided the much needed fodder to create an aggressive rally and end 2016 on an optimistic note. In the first half of 2017, U.S. stockholders who were invested in European equities benefitted from a better than 8% gain of the Euro against the U.S. dollar. In addition to an improving economic backdrop, European shares benefitted from an easing of political uncertainty with the defeat of populist candidates in the Netherlands in February and in presidential polls in France that spanned April and May. Positive returns continued for the Fund from strong economic and earnings growth in the Eurozone in the second half of 2017. As Eurozone industrial production trended higher, the Fund witnessed another double-digit positive performance in the third quarter of 2017.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Deutsche Lufthansa AG, Unione di Banche Italiane SpA, and Uniper SE. The top negative contributors to the Fund’s performance were Jeronimo Martins, SGPS S.A., Amer Sports Oyj Class A, and Technicolor SA.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR EURO STOXX SMALL CAP ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	EURO STOXX Small Index*	Net Asset Value	Market Value	EURO STOXX Small Index*
ONE YEAR	34.30%	34.61%	34.72%	34.30%	34.61%	34.72%
SINCE INCEPTION (1)	11.31%	11.54%	12.01%	3.27%	3.34%	3.47%

(1)	For the period June 4, 2014 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/4/14, 6/5/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The EURO STOXX Small Index (the “Index”) is designed to provide a representation of small companies across the Eurozone. The Eurozone consists of European Union countries that have adopted the Euro as their currency. The Index consists of the Eurozone stocks included in the STOXX Europe Small 200 Index.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Uniper SE	1.7%
Unione di Banche Italiane SpA	1.7
Orpea	1.6
Faurecia	1.6
Rheinmetall AG	1.6
Ubisoft Entertainment SA	1.5
Ipsen SA	1.5
Allied Irish Banks PLC	1.5
Moncler SpA	1.5
ASR Nederland NV	1.5
TOTAL	15.7%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Financials	19.0%
Industrials	17.9
Consumer Discretionary	16.3
Health Care	9.7
Consumer Staples	8.0
Information Technology	6.6
Real Estate	5.9
Telecommunication Services	5.3
Materials	5.1
Utilities	3.4
Energy	2.7
Short-Term Investment	0.0 **
Other Assets in Excess of Liabilities	0.1
TOTAL	100.0%

**	Amount shown represents less than 0.05% of net assets.

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR EURO STOXX Small Cap ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.45%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR S&P EMERGING ASIA PACIFIC ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Emerging Asia Pacific ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the emerging markets of the Asia Pacific region. The Fund’s benchmark is the S&P Asia Pacific Emerging BMI Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 23.02%, and the Index was 22.88%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, transaction costs, cash and receivables drag, compounding, and security misweights contributed to the difference between the Fund’s performance and that of the Index.

The S&P Emerging Asia Pacific Index lost 5.72% during the final quarter of 2016. As the final quarter of 2016 commenced, October provided investors few places to avoid negative returns as both safe haven investments and riskier growth assets came under pressure during the month. Emerging market weakness in the fourth quarter corresponded with expectations for a faster pace of Fed tightening through 2017, with market forecasts of the December 2017 Federal Funds rate roughly 0.75% higher on December 31st than at the beginning of October. Any relaxing of Fed tightening expectations, a scenario that unfolded in early 2016 to the benefit of emerging markets, should be beneficial for the space in 2017 as well, while a faster pace of tightening will provide headwinds as global liquidity conditions become more constrained.

The Index gained 12.87% during the first quarter of 2017 as global markets ushered in 2017 on a cautiously positive note in January with new all-time highs established in U.S. equity markets, even as a number of other reflationary market trends paused or reversed. Beyond the better than 6% increase in U.S. equities as measured by the S&P 500 index, the first quarter of 2017 also set an optimistic tone across global regional indices from a U.S. investor perspective, led by gains in emerging markets that saw advances from China, one of its largest constituents. The strong advance for emerging equities occurred despite a faster than anticipated first 2017 hike by the Fed in March that might otherwise have dragged down emerging shares, suggesting that a sustainable global growth narrative was more compelling

The second and third quarter of 2017 continued to deliver gains for the Index by adding 7.04% and 7.88%, respectively. The uncertainty of the French presidential elections in April caused a significant uptick in global market volatility especially when compared to the historically low levels of volatility observed in the previous quarter of 2017. However, global markets reverted back to lower volatility and the equity markets rallied after the results favored the establishment friendly candidate. China continued to be one of the largest gainers in emerging markets due to improving economic backdrop and was one the major contributor to the Index in the second quarter of 2017. The third quarter of 2017 was a continuation of the themes that prevailed in the first half of the year. That strong advance led by China coincides with stabilization in the Chinese currency against the US dollar this year, as well as a rate of economic growth in 2017 now estimated at 6.8% by J.P. Morgan (against earlier consensus estimates and an official target of 6.5%).

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Tencent Holdings Ltd., Alibaba Group Holding Ltd. Sponsored ADR, and Taiwan Semiconductor Manufacturing Co., Ltd. The top negative contributors to the Fund’s performance were Tata Motors Limited, Sun Pharmaceutical Industries Limited, and China Mobile Limited.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P EMERGING ASIA PACIFIC ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P Asia Pacific Emerging BMI Index*	Net Asset Value	Market Value	S&P Asia Pacific Emerging BMI Index*
ONE YEAR	23.02%	22.99%	22.88%	23.02%	22.99%	22.88%
FIVE YEARS	50.18%	52.80%	53.87%	8.47%	8.85%	9.00%
TEN YEARS	42.78%	43.82%	43.24%	3.63%	3.70%	3.66%

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The S&P Asia Pacific Emerging BMI Index (the “Index”) is a market capitalization weighted index designed to define and measure the investable universe of publicly traded companies domiciled in emerging Asian Pacific markets. The Index is “float adjusted”, meaning that only those shares publicly available to investors are included in the Index calculation.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Tencent Holdings, Ltd.	6.8%
Alibaba Group Holding, Ltd. ADR	5.5
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3.8
China Construction Bank Corp. Class H	2.2
Baidu, Inc. ADR	2.0
China Mobile, Ltd.	1.7
Industrial & Commercial Bank of China, Ltd. Class H	1.7
Hon Hai Precision Industry Co., Ltd.	1.5
Housing Development Finance Corp., Ltd.	1.3
Reliance Industries, Ltd. GDR	1.2
TOTAL	27.7%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Information Technology	31.6%
Financials	22.4
Consumer Discretionary	8.9
Industrials	6.0
Materials	5.6
Energy	5.6
Consumer Staples	5.1
Telecommunication Services	4.8
Real Estate	4.1
Health Care	2.8
Utilities	2.3
Short-Term Investments	1.9
Liabilities in Excess of Other Assets	(1.1)
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time)

The total expense ratio for SPDR S&P Emerging Asia Pacific ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.49%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR S&P CHINA ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P China ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the Chinese equity market. The Fund’s benchmark is the S&P China BMI Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 31.50%, and the Index was 30.16%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in return of the fund and index was largely due to sampling. (The Fund holds a subset of the Index.)

China, after causing considerable market anxiety to open 2016 on a sharp fall in its currency and fears of a rapid economic growth slowdown, faded from being a top concern for global investors in 2016, turning in impressive results in 2017. Chinese equity markets started the fiscal year underperforming with the S&P China BMI Index declining 6.26% in the first quarter. The last three quarters of the fiscal year saw positive results with the S&P China BMI retuning 11.92% in the second quarter, 8.90% in the third quarter, and returning 13.91% in the last quarter . The final quarter of the fiscal year saw Chinese equities rally strongly. Growth in the world’s second largest economy, China, has been better than expected with a 2017 second quarter annualized growth rate of 6.9% topping what many considered an ambitious government target of 6.5%. The strong results by China coincides with stabilization in the Chinese currency against the U.S. dollar this year, as well as a rate of economic growth in 2017 now estimated at 6.8% by J.P. Morgan (against earlier consensus estimates and an official target of 6.5%). The S&P China BMI rose over 13% during the last quarter of the fiscal period, resulting in a full fiscal year return of 30.16%.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Tencent Holdings Ltd., Alibaba Group Holding Ltd. Sponsored ADR, and JD.com, Inc. Sponsored ADR Class A. The top negative contributors to the Fund’s performance were China Huishan Dairy Holdings Co. Ltd., Vipshop Holdings Ltd Sponsored ADR, and China Mobile Limited.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P CHINA ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P China BMI Index*	Net Asset Value	Market Value	S&P China BMI Index*
ONE YEAR	31.50%	30.59%	30.16%	31.50%	30.59%	30.16%
FIVE YEARS	72.60%	74.44%	75.65%	11.53%	11.77%	11.93%
TEN YEARS	30.39%	31.83%	30.21%	2.69%	2.80%	2.67%

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The S&P China BMI Index (the “Index”) is a market capitalization weighted index designed to define and measure the investable universe of publicly traded companies domiciled in China available to foreign investors. The Index is “float adjusted”, meaning that only those shares publicly available to investors are included in the Index calculation.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Tencent Holdings, Ltd.	13.4%
Alibaba Group Holding, Ltd. ADR	11.3
China Construction Bank Corp. Class H	4.9
Baidu, Inc. ADR	3.9
Industrial & Commercial Bank of China, Ltd. Class H	3.3
China Mobile, Ltd.	3.3
Ping An Insurance Group Co. of China, Ltd. Class H	2.3
Bank of China, Ltd. Class H	2.2
JD.com, Inc. ADR	1.8
China Life Insurance Co., Ltd. Class H	1.3
TOTAL	47.7%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Information Technology	35.5%
Financials	21.5
Consumer Discretionary	10.9
Real Estate	6.4
Industrials	6.0
Energy	4.4
Telecommunication Services	4.4
Consumer Staples	2.8
Health Care	2.6
Materials	2.6
Utilities	2.3
Short-Term Investments	2.4
Liabilities in Excess of Other Assets	(1.8)
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR S&P China ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.59%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR MSCI CHINA A SHARES IMI ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MSCI China A Shares IMI ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the investible stocks of Chinese companies that issue A Shares. The Fund’s benchmark is the MSCI China A International IMI Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 10.82%, and the Index was 9.95%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in return of the fund and index was largely due to sampling. (The Fund holds a subset of the Index.)

China, after causing considerable market anxiety to open 2016 on a sharp fall in its currency and fears of a rapid economic growth slowdown, faded from being a top concern for global investors in 2016, turning in impressive results in 2017. Chinese equity markets started the fiscal year underperforming with the S&P China BMI Index declining 6.26% in the first quarter. The last three quarters of the fiscal year saw positive results with the S&P China BMI retuning 11.92% in the second quarter, 8.90% in the third quarter, and returning 13.91% in the last quarter . The final quarter of the fiscal year saw Chinese equities rally strongly. Growth in the world’s second largest economy, China, has been better than expected with a 2017 second quarter annualized growth rate of 6.9% topping what many considered an ambitious government target of 6.5%. The strong results by China coincides with stabilization in the Chinese currency against the US dollar this year, as well as a rate of economic growth in 2017 now estimated at 6.8% by J.P. Morgan (against earlier consensus estimates and an official target of 6.5%). The S&P China BMI rose over 13% during the last quarter of the fiscal period, resulting in a full fiscal year return of 30.16%.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Kweichow Moutai Co., Ltd. Class A, Beijing Xinwei Technology Group Co., Ltd. Class A, and AnYang lron And Steel Co.Ltd. Class A. The top negative contributors to the Fund’s performance were But’one Information Corp., Xi’an Class A, Anhui Deli Household Glass Co., Ltd. Class A, and Wuliangye Yibin Co., Ltd. Class A.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR MSCI CHINA A SHARES IMI ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI China A International IMI Index*	Net Asset Value	Market Value	MSCI China A International IMI Index*
ONE YEAR	10.82%	9.76%	9.95%	10.82%	9.76%	9.95%
SINCE INCEPTION (1)	–3.50%	–3.68%	–1.71%	–1.83%	–1.92%	–0.89%

(1)	For the period October 28, 2015 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/28/15, 10/29/15, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The MSCI China A International IMI Index (the “Index”) is a free-float adjusted, market capitalization weighted index (giving greater weight to larger companies, based on the value of securities available in the market) designed to capture large, mid and small cap representation across Chinese securities with A share listings on the Shanghai or Shenzhen Stock Exchanges. The Index is comprised solely of A Shares and aims to capture approximately 99% of the investible Chinese domestic A Shares equity universe.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Kweichow Moutai Co., Ltd. Class A	3.3%
Ping An Insurance Group Co. of China, Ltd. Class A	1.8
China Merchants Bank Co., Ltd. Class A	1.7
Industrial Bank Co., Ltd. Class A	1.6
Shanghai Pudong Development Bank Co., Ltd. Class A	1.3
Midea Group Co., Ltd. Class A	1.0
Hangzhou Hikvision Digital Technology Co., Ltd. Class A	1.0
Bank of China, Ltd. Class A	1.0
China Vanke Co., Ltd. Class A	0.9
Agricultural Bank of China, Ltd. Class A	0.9
TOTAL	14.5%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Financials	19.3%
Industrials	19.1
Materials	12.9
Consumer Discretionary	10.8
Information Technology	10.2
Consumer Staples	8.4
Health Care	6.0
Real Estate	5.6
Energy	3.3
Utilities	3.1
Telecommunication Services	0.9
Short-Term Investment	0.0 **
Other Assets in Excess of Liabilities	0.4
TOTAL	100.0%

**	Amount shown represents less than 0.05% of net assets.

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR MSCI China A Shares IMI ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.65%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR S&P EMERGING MARKETS DIVIDEND ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Emerging Markets Dividend ETF (the “Fund”) seeks to provide investment results that before fees and expenses, correspond generally to the total return performance of an index that tracks dividend paying securities of publicly-traded companies in emerging markets. The Fund’s benchmark is the S&P Emerging Markets Dividend Opportunities Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 14.47%, and the Index was 16.54%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, cash drag and rebalance trades contributed to the difference between the Fund’s performance and that of the Index.

The last quarter of 2016 witnessed marginally negative returns for the Fund as growth assets came under pressure from the paring back of future global central banks policy support. Emerging markets ushered in 2017 on a cautiously positive note with the post-election rallies that took place in U.S. as well as the reflation rally that manifested itself powerfully. Emerging markets advanced forward strongly though towards the first half of 2017 as there was a rebound in commodity prices and economic growth improved notably in countries such as China and Korea. The last quarter of 2017 also saw the positive momentum continue in the Fund on account of increasing M&A activity, the emergence of Russia and Brazil from two years in recession, a weaker U.S. dollar and an acceleration in global trade.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Mobile TeleSystems PJSC, SK Telecom Co., Ltd., and Phison Electronics Corp. The top negative contributors to the Fund’s performance were MediaTek Inc, Infosys Limited, and Life Healthcare Group Holdings Limited.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P EMERGING MARKETS DIVIDEND ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P Emerging Markets Dividend Opportunities Index*	Net Asset Value	Market Value	S&P Emerging Markets Dividend Opportunities Index*
ONE YEAR	14.47%	13.93%	16.54%	14.47%	13.93%	16.54%
FIVE YEARS	–13.54%	–12.89%	–8.44%	–2.87%	–2.72%	–1.75%
SINCE INCEPTION (1)	–16.71%	–16.29%	–8.03%	–2.73%	–2.66%	–1.26%

(1)	For the period February 23, 2011 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/23/11, 2/24/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The S&P Emerging Markets Dividend Opportunities Index (the “Index”) is comprised of 100 of the highest yielding emerging markets stocks that meet certain investability requirements. The Index includes publicly traded companies with market capitalizations of at least U.S. $1 billion, float-adjusted market cap of U.S. $300 million and three-month average daily value traded above the liquidity threshold of U.S. $1 million as of the rebalancing reference date. Stocks must have a positive, cumulative three-year earnings growth and stocks must be profitable, as measured by positive earnings per share before extraordinary items, over the latest 12-month period as of the rebalancing reference date.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
PTT PCL NVDR	3.2%
Gazprom PJSC ADR	3.1
LUKOIL PJSC	2.6
China Overseas Land & Investment, Ltd.	2.5
Siam Cement PCL NVDR	2.5
PTT Global Chemical PCL NVDR	2.5
China Telecom Corp., Ltd. Class H	2.3
China Resources Land, Ltd.	2.3
Telekomunikasi Indonesia Persero Tbk PT	2.3
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2.3
TOTAL	25.6%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Financials	22.7%
Information Technology	15.6
Energy	10.9
Consumer Staples	8.1
Telecommunication Services	7.9
Consumer Discretionary	7.6
Real Estate	7.0
Materials	6.7
Utilities	5.4
Industrials	4.6
Health Care	3.2
Short-Term Investments	3.9
Liabilities in Excess of Other Assets	(3.6)
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR S&P Emerging Markets Dividend ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.49%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR S&P INTERNATIONAL SMALL CAP ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P International Small Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the developed world (ex-US) small cap equity markets. The Fund’s benchmark is the S&P Developed Ex-U.S. under USD2 Billion Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 16.30%, and the Index was 16.95%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, transaction costs, cash and receivables drag, compounding, and security misweights contributed to the difference between the Fund’s performance and that of the Index.

The Index lost 2.80% in the final quarter of 2016. As the final quarter of 2016 commenced, October provided investors few places to avoid negative returns as both safe haven investments and riskier growth assets came under pressure during the month. While much of 2016 had been notable for the outperformance of high yielding asset classes that benefitted from further suppression of yields by global central banks, October could be viewed as a cautionary preview of what can happen if the narrative suddenly shifts to one in which monetary policy support begins to be unwound. South Korea was the largest contributor to the Index decline during this period.

The Index gained 7.2% in the first quarter of 2017 as global markets ushered in 2017 on a cautiously positive note in January with new all-time highs established in U.S. equity markets, even as a number of other reflationary market trends paused or reversed. Beyond the better than 6% increase in U.S. equities as measured by the S&P 500 index, the first quarter of 2017 also set an optimistic tone across global regional indices from a U.S. investor perspective, led by gains in South Korea, one of the Index’s largest constituents. The developed Pacific region performed the best aided by a 5% gain in the Japanese Yen that applies to more than half of the Pacific index constituents.

The second and third quarter of 2017 continued to deliver gains for the Index by adding 6.29% and 5.59%, respectively. The uncertainty of the French presidential elections in April caused a significant uptick in global market volatility especially when compared to the historically low levels of volatility observed in the previous quarter of 2017. However, global markets reverted back to lower volatility and the equity markets rallied after the results favored the establishment friendly candidate. Japan continued to be one of the largest gainers in the Pacific due to improving economic backdrop and was one the major contributor to the Index in the second quarter of 2017. The third quarter of 2017 was a continuation of the themes that prevailed in the first half of the year. Global equity markets have had an impressive run heading into the final months of 2017; Notable, in addition to the persistence of this year’s advance, has been the balanced participation across the major developed market global indices. Among developed markets, local returns year-to-date for U.S., Europe and Pacific equities are in a narrow range. For unhedged investors in global equities though, currency has had a material impact on investment outcomes, with the most favorable outcomes to U.S. investors attributable to a 9% decline in the U.S. dollar year-to-date.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Interpump Group S.p.A., JENOPTIK AG, and Air Canada. The top negative contributors to the Fund’s performance were Sirtex Medical Limited, Fukuoka Reit Corporation, and Premier Investment Corporation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P INTERNATIONAL SMALL CAP ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P Developed Ex-U.S. Under USD2 Billion Index*	Net Asset Value	Market Value	S&P Developed Ex-U.S. Under USD2 Billion Index*
ONE YEAR	16.30%	16.21%	16.95%	16.30%	16.21%	16.95%
FIVE YEARS	61.54%	63.02%	61.38%	10.07%	10.27%	10.05%
TEN YEARS	37.53%	37.30%	30.78%	3.24%	3.22%	2.72%

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The S&P Developed Ex-U.S. Under USD2 Billion Index (the “Index”) is a market capitalization weighted index that defines and measures the investable universe of publicly traded small-cap companies, as defined by the Index, domiciled in developed countries outside the United States. The Index is “float adjusted”, meaning that only those shares publicly available to investors are included in the Index calculation.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Nikkon Holdings Co., Ltd.	0.4%
Wihlborgs Fastigheter AB	0.4
Shochiku Co., Ltd.	0.3
Toagosei Co., Ltd.	0.3
Jenoptik AG	0.3
InvoCare, Ltd.	0.3
J D Wetherspoon PLC	0.3
Valora Holding AG	0.3
Indus Holding AG	0.2
Road King Infrastructure, Ltd.	0.2
TOTAL	3.0%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Industrials	20.9%
Consumer Discretionary	18.0
Information Technology	11.8
Materials	11.0
Real Estate	9.7
Financials	8.7
Health Care	7.4
Consumer Staples	5.9
Energy	4.2
Utilities	1.3
Telecommunication Services	0.7
Short-Term Investments	7.5
Liabilities in Excess of Other Assets	(7.1)
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR S&P International Small Cap ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.40%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR S&P GLOBAL INFRASTRUCTURE ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Global Infrastructure ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the global infrastructure industry market. The Fund’s benchmark is S&P Global Infrastructure Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund’s was 12.35%, and the Index was 12.16%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, cash drag, small security misweights, securities lending, compounding and dividend tax withholding differences contributed to the difference between the Fund’s performance and that of the Index.

It is said that the return performance of an Infrastructure index tends to track the broader economic environment. While the Infrastructure index trended in the same direction as the broader global economic indices, it modestly lagged those benchmarks during the reporting period. All three sectors within the index; Energy, Industrials and Utilities posted a positive contribution during the 12 month Reporting Period. While positive over the Reporting Period, the Energy sector contributed the least of the three major components within the Infrastructure index. The Primary cause for this lackluster performance has been the oversupplied nature of the world oil markets along with production exceeding demand. Improving on the Energy component, the Utilities portion of this Index was the second best contributor during the period. Utility stocks are sensitive to interest rate shifts given their high yields relative to the market place. While mergers and acquisitions in this space along with deregulation helped propel the performance of its constituents, three increases in the Federal Funds rate and the expectations of more rate increases in the near term have kept the rising performance in check. Finally, the Industrial sector was the best performing component of this Index over the Reporting Period. In particular, the Transportation Infrastructure portion of this Index had the largest contribution to outperformance. Airline stocks had a solid performance over the last year as energy prices have stabilized a bit and growing airline travel demand worldwide continued to increase. Road and railroad traffic increased as well which helped Rail and Logistics companies perform strongly.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Atlantia S.p.A, Abertis Infraestructuras SA, and Aena SME SA. The top negative contributors to the Fund’s performance were Auckland International Airport Limited, National Grid plc, and Kinder Morgan Inc Class P.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P GLOBAL INFRASTRUCTURE ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P Global Infrastructure Index*	Net Asset Value	Market Value	S&P Global Infrastructure Index*
ONE YEAR	12.35%	12.06%	12.16%	12.35%	12.06%	12.16%
FIVE YEARS (1)	51.53%	51.77%	49.93%	8.67%	8.70%	8.44%
TEN YEARS (1)	29.62%	29.69%	30.70%	2.63%	2.63%	2.71%

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

(1)	Effective May 1, 2013, the Fund changed its benchmark index from the Macquarie Global Infrastructure 100 Index to the S&P Global Infrastructure Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to May 1, 2013.
(2)	Index returns represent the Fund’s prior investment strategy from September 30, 2007 through April 30, 2013 and the S&P Global Infrastructure Index from May 1, 2013 through September 30, 2017.
*	The S&P Global Infrastructure Index (the “Index”) is comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global infrastructure industry, from both developed markets and emerging markets.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Enbridge, Inc.	5.0%
Transurban Group Stapled Security	4.9
Abertis Infraestructuras SA	4.5
Atlantia SpA	4.4
Aena SME SA	4.0
NextEra Energy, Inc.	3.3
TransCanada Corp.	3.1
Duke Energy Corp.	2.9
Kinder Morgan, Inc.	2.7
Dominion Energy, Inc.	2.4
TOTAL	37.2%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Industry Breakdown as of September 30, 2017

Industry	% of Net Assets
Transportation Infrastructure	39.5%
Electric Utilities	25.9
Oil, Gas & Consumable Fuels	18.8
Multi-Utilities	12.8
Gas Utilities	2.3
Water Utilities	0.4
Short-Term Investments	4.1
Liabilities in Excess of Other Assets	(3.8)
TOTAL	100.0%

(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR S&P Global Infrastructure ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.40%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR S&P GLOBAL NATURAL RESOURCES ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Global Natural Resources ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks publicly traded companies in natural resources and/or commodities businesses. The Fund’s benchmark is the S&P Global Natural Resources Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 19.95%, and the Index was 19.85%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cumulative security misweights and fund expenses contributed to the difference between the Fund’s performance and that of the Index.

Global economic strength, demand for raw materials and stabilized oil prices were primary drivers of Fund performance relative to the year. The Fund had positive performance for three of the four quarters this year. In the first half of the Reporting Period, performance was helped by an agreement between OPEC and Russia to cut oil production and strong macroeconomic data despite some geopolitical concerns and the surprise election results in the United States. A healthy global economy also led to increased and ongoing demand for raw materials like cobalt, copper and nickel which are key ingredients for electric cars and many other battery-powered devices. Performance in the third quarter of the reporting period was negative due to geopolitical tensions in Syria and North Korea and falling oil prices. The Fund’s performance in the fourth quarter of the Reporting Period was positive due to oil prices rebounding from the prior quarter, continued strong demand for raw materials, healthy economic data and despite continuing geopolitical risks (North Korean missile tests, U.S.-Russian tensions and personnel turnover in the White House.) Fund performance was also helped by companies’ ongoing efforts to align expenses and capital expenditures with commodity prices.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Glencore plc, BHP Billiton Limited, Royal Dutch Shell Plc Class B. The top negative contributors to the Fund’s performance were Barrick Gold Corporation, Goldcorp Inc., and Silver Wheaton Corp.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P GLOBAL NATURAL RESOURCES ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P Global Natural Resources Index*	Net Asset Value	Market Value	S&P Global Natural Resources Index*
ONE YEAR	19.95%	20.02%	19.85%	19.95%	20.02%	19.85%
FIVE YEARS	2.82%	3.27%	2.55%	0.56%	0.65%	0.50%
SINCE INCEPTION (1)	7.92%	8.19%	7.97%	1.09%	1.12%	1.09%

(1)	For the period September 13, 2010 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/13/10, 9/14/10, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The S&P Global Natural Resources Index (the “Index”) is comprised of 90 of the largest U.S. and foreign publicly traded companies, based on market capitalization, in natural resources and commodities businesses (as defined below) that meet certain investability requirements. The Index component securities represent a combination of the component securities included in each of the following three sub-indices: the S&P Global Natural Resources-Agriculture Index, the S&P Global Natural Resources-Energy Index and the S&P Global Natural Resources-Metals and Mining Index. The maximum weight of each sub-index is capped at one-third of the total weight of the Index.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Exxon Mobil Corp.	4.7%
BHP Billiton, Ltd.	4.2
Royal Dutch Shell PLC Class A	4.0
TOTAL SA	4.0
BP PLC	3.6
Glencore PLC	3.6
Monsanto Co.	3.2
Chevron Corp.	3.0
Potash Corp. of Saskatchewan, Inc.	2.5
Agrium, Inc.	2.3
TOTAL	35.1%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Industry Breakdown as of September 30, 2017

Industry	% of Net Assets
Oil, Gas & Consumable Fuels	32.7%
Metals & Mining	31.6
Chemicals	11.9
Containers & Packaging	8.3
Paper & Forest Products	6.9
Food Products	4.2
Energy Equipment & Services	2.1
Real Estate Investment Trusts (REITs)	1.8
Short-Term Investments	2.3
Liabilities in Excess of Other Assets	(1.8)
TOTAL	100.0%

(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR S&P Global Natural Resources ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.40%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR MSCI ACWI IMI ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MSCI ACWI IMI ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks securities of publicly traded companies in developed and emerging markets. The Fund’s benchmark is the MSCI ACWI IMI Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 18.58%, and the Index was 18.73%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Dividend tax withholding differences, fund expenses, a slight cash drag, and optimization contributed to the difference between the Fund’s performance and that of the Index.

The Fund started the Reporting Period with lackluster performance as one of the most identifiable causes for the angst across asset classes was a sharp rise in global sovereign bond yields coincided with a paring back of expectations for future global central bank policy support. Despite geopolitical concerns worldwide, in 2017 the MSCI ACWI ex-US IMI index went on to post double digit gains for the Reporting Period. The first quarter of 2017 witnessed an optimistic tone in all regional indices globally, largely on the back of growth expectations. In addition to an improving economic backdrop, European shares in the Fund benefitted from an easing of political uncertainty with the defeat of populist candidates in the Netherlands in February and in presidential polls in France that spanned April and May. The third quarter of 2017 also saw a positive performance for the Fund as markets continued to rally on back of strong retail sales and improved macroeconomic and manufacturing data.

For the reporting period the emerging markets had outperformed developed markets by over 3% mainly due to strong earnings in the emerging Asian countries and weakening of the U.S. Dollar. Main positive contributors to the fund’s performance were United States, Japan and France.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Apple Inc., Baozun Inc Sponsored ADR Class A, and Microsoft Corporation. The top negative contributors to the Fund’s performance were QUALCOMM Incorporated, Mattel, Inc., and General Electric Company.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR MSCI ACWI IMI ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI ACWI IMI Index*	Net Asset Value	Market Value	MSCI ACWI IMI Index*
ONE YEAR	18.58%	17.79%	18.73%	18.58%	17.79%	18.73%
FIVE YEARS	68.74%	69.39%	64.19%	11.03%	11.12%	10.43%
SINCE INCEPTION (1)	70.89%	70.97%	66.95%	10.05%	10.06%	9.60%

(1)	For the period February 27, 2012 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/27/12, 2/28/12, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The MSCI ACWI IMI Index (the “Index”) is a free float-adjusted market capitalization-weighted index that is designed to measure the combined equity market performance of developed and emerging markets. The Index covers approximately 99% of the global equity investment opportunity set.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Apple, Inc.	1.5%
Microsoft Corp.	1.1
Amazon.com, Inc.	0.9
JPMorgan Chase & Co.	0.8
Alphabet, Inc. Class A	0.7
Alphabet, Inc. Class C	0.6
Facebook, Inc. Class A	0.6
Wells Fargo & Co.	0.6
Exxon Mobil Corp.	0.6
Bank of America Corp.	0.6
TOTAL	8.0%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Financials	17.6%
Information Technology	17.5
Industrials	13.8
Health Care	11.2
Consumer Discretionary	11.0
Consumer Staples	7.8
Energy	6.5
Materials	5.3
Real Estate	3.9
Telecommunication Services	2.9
Utilities	2.2
Short-Term Investments	1.2
Liabilities in Excess of Other Assets	(0.9)
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR MSCI ACWI IMI ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.25%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR MSCI ACWI LOW CARBON TARGET ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MSCI ACWI Low Carbon Target ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks securities of publicly traded companies in developed and emerging markets while seeking to minimize carbon exposure. The Fund’s benchmark is the MSCI ACWI Low Carbon Target Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 18.16%, and the Index was 17.95%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, cash drag and cumulative effect of security misweights contributed to the difference between the Fund’s performance and that of the Index.

The last quarter of 2016 ended on a cautious note for the Fund as global markets staggered after the echoes of Brexit and there were unexpected challenges to the established political order in U.S. Global markets ushered in the first quarter of 2017 on a positive note as the reflation theme played forward and global industrial production growth witnessed a notable acceleration. The second quarter of 2017 provided favorable payoffs to investors positioned in the Fund as positive returns were realized from a range of continuing global economic and earnings growth. The last quarter of 2017 witnessed a continuation of the rally for the Fund, largely on the account of strong Chinese, UK and US manufacturing data.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Apple Inc., Microsoft Corporation, and JPMorgan Chase & Co. The top negative contributors to the Fund’s performance were QUALCOMM Incorporated, Teva Pharmaceutical Industries Limited, and General Electric Company.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR MSCI ACWI LOW CARBON TARGET ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI ACWI Low Carbon Target Index*	Net Asset Value	Market Value	MSCI ACWI Low Carbon Target Index*
ONE YEAR	18.16%	18.02%	17.95%	18.16%	18.02%	17.95%
SINCE INCEPTION (1)	21.66%	22.02%	20.78%	7.12%	7.23%	6.86%

(1)	For the period November 25, 2014 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/25/14, 11/26/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The MSCI ACWI Low Carbon Target Index (the “Index”) is designed to address two dimensions of carbon exposure — carbon emissions and fossil fuel reserves. By overweighting companies with low carbon emissions relative to sales and per dollar of market capitalization, the Index aims to reflect a lower carbon exposure than that of the broad market. The Index is designed to achieve a target level of tracking relative to a broad market index (such as the Parent Index) while minimizing the carbon exposure. The Index is a subset of the MSCI ACWI Index (the Parent Index), which measures the combined equity market performance of developed and emerging market countries.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Apple, Inc.	1.9%
Microsoft Corp.	1.3
Facebook, Inc. Class A	0.9
Amazon.com, Inc.	0.9
JPMorgan Chase & Co.	0.9
Johnson & Johnson	0.8
Alphabet, Inc. Class C	0.8
Wells Fargo & Co.	0.6
Bank of America Corp.	0.6
Alphabet, Inc. Class A	0.6
TOTAL	9.3%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Financials	20.0%
Information Technology	17.5
Industrials	12.3
Consumer Discretionary	11.9
Health Care	11.2
Consumer Staples	9.0
Energy	5.2
Materials	3.8
Real Estate	3.2
Telecommunication Services	3.0
Utilities	2.4
Short-Term Investments	0.4
Other Assets in Excess of Liabilities	0.1
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR MSCI ACWI Low Carbon Target ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.30% (0.20% after fee waiver). SSGA Funds Management, Inc. has contractually agreed to waive its management fee and reimburse certain expenses, until January 31, 2018, so that the net annual Fund operating expenses of the Fund will be limited to 0.20%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR MSCI EAFE FOSSIL FUEL RESERVES FREE ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MSCI EAFE Fossil Fuel Reserves Free ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the MSCI EAFE ex Fossil Fuels Index. The Fund’s benchmark is the MSCI EAFE ex Fossil Fuels Index (the “Index”).

For the period from October 24, 2016 (inception) through September 30, 2017 (the “Reporting Period”), the total return for the Fund was 20.89%, and the Index was 20.71%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Tax withholdings and the cumulative effect of security misweights contributed to the difference between the Fund’s performance and that of the Index.

In November 2016, while U.S. markets reacted positively to the surprise election of President Trump, global developed markets held steady until they too began their slow and steady rise in the weeks that followed. The performance of the Fund continued fairly consistently throughout the Reporting Period, rising slowly and surely in the face of economic and political news which was generally positive although somewhat volatile. While the European Central Bank, the Bank of Japan and the Bank of England all kept rates steady throughout the Reporting Period, the U.S. Federal Reserve Bank increased rates by a quarter point in each of December 2016, March 2017, and June 2017. In general, global markets were unphased by each of these announcements, pausing only briefly before continuing their steady rise. The Fund’s return was also enhanced by the weakening of the U.S. dollar during the Reporting Period, which was in slight decline after the record strength of the past several years.

The Fund’s exclusion of fossil fuel-based companies had a slightly negative effect on performance compared to the MSCI EAFE Index. Although the price of oil did exhibit some volatility, it held generally steady during the Reporting Period, and the performance of fossil fuel-based companies did not dramatically diverge from the broader markets. However, the Fund did not benefit from the higher dividend yield of fossil fuel-based companies, which ultimately detracted from relative performance.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were HSBC Holdings plc, Banco Santander S.A., and Allianz SE. The top negative contributors to the Fund’s performance were Anheuser-Busch InBev SA/NV, Shire PLC, and Teva Pharmaceutical Industries Limited.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR MSCI EAFE FOSSIL FUEL RESERVES FREE ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI EAFE ex Fossil Fuels Index*	Net Asset Value	Market Value	MSCI EAFE ex Fossil Fuels Index*
SINCE INCEPTION (1)	20.89%	N/A	20.71%	N/A	N/A	N/A

(1)	For the period October 24, 2016 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/24/16, 10/25/16, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The MSCI EAFE ex Fossil Fuels Index (the “Index”) is designed to measure the performance of companies in the MSCI EAFE Index that are “fossil fuel reserves free,” which are defined as companies that do not own fossil fuel reserves. For purposes of the composition of the Index, fossil fuel reserves are defined as proved and probable coal, oil or natural gas reserves used for energy purposes, but do not include metallurgical or coking coal, which is primarily used in connection with steel production. The Index is a subset of the MSCI EAFE Index (the “Parent Index”), which serves as the initial universe of eligible securities for the Index. The Parent Index captures large and mid-capitalization representation across developed market Europe, Australasia, and Far East countries, excluding the United States and Canada.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Nestle SA	2.0%
HSBC Holdings PLC	1.5
Novartis AG	1.4
Roche Holding AG	1.3
Toyota Motor Corp.	1.2
British American Tobacco PLC	1.1
Bayer AG	0.8
Sanofi	0.8
Banco Santander SA	0.8
SAP SE	0.8
TOTAL	11.7%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Financials	23.2%
Industrials	15.6
Consumer Discretionary	13.3
Consumer Staples	12.0
Health Care	11.5
Information Technology	6.6
Materials	6.4
Telecommunication Services	4.4
Real Estate	3.8
Utilities	2.3
Energy	0.3
Short-Term Investments	0.7
Liabilities in Excess of Other Assets	(0.1)
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR MSCI EAFE Fossil Fuel Reserves Free ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.30% (0.20% after fee waiver). SSGA Funds Management, Inc. has contractually agreed to waive its management fee and reimburse certain expenses, until January 31, 2018, so that the net annual Fund operating expenses of the Fund will be limited to 0.20%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR MSCI EMERGING MARKETS FOSSIL FUEL RESERVES FREE ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the MSCI Emerging Markets ex Fossil Fuels Index. The Fund’s benchmark is the MSCI Emerging Markets ex Fossil Fuels Index (the “Index”).

For the period from October 24, 2016 (inception) through September 30, 2017 (the “Reporting Period”), the total return for the Fund was 21.02%, and the Index was 21.02%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund enjoyed positive performance during each quarter of the period thanks to very strong performance in both China and Korea, the top weighted countries in the Fund. Despite increased threats from North Korea advancing nuclear weapon production, overall geopolitical tension continued to ease. In addition, favorable GDP growth for the Chinese economy has boosted continued success for the country, as well as many other emerging markets. Additionally, these markets have been helped by a slow moving Federal Reserve, especially those that have borrowed heavily in U.S. dollars. Finally, many of the emerging market countries have been positively impacted by stabilizing commodity prices.

The Fund’s exclusion of fossil fuel-based companies had a slightly negative effect on performance compared to the MSCI Emerging Markets Index. Although the price of oil did exhibit some volatility, it held generally steady during the Fiscal Year, and the performance of fossil fuel-based companies did not dramatically diverge from the broader markets. However, the Fund did not benefit from the higher dividend yield of fossil fuel-based companies, which ultimately detracted from relative performance.

On an individual security level, the top positive contributors to the Fund’s performance were Samsung Electronics Co., Ltd., Tencent Holdings Ltd., and Alibaba Group Holding Ltd. Sponsored ADR. The top negative contributors to the Fund’s performance were NAVER Corp., Amorepacific Corp., and China Mobile Limited.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR MSCI EMERGING MARKETS FOSSIL FUEL RESERVES FREE ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI Emerging Markets ex Fossil Fuels Index*	Net Asset Value	Market Value	MSCI Emerging Markets ex Fossil Fuels Index*
SINCE INCEPTION (1)	21.02%	N/A	21.02%	N/A	N/A	N/A

(1)	For the period October 24, 2016 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/24/16, 10/25/16, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The MSCI Emerging Markets ex Fossil Fuels Index (the “Index”) is designed to measure the performance of companies in the MSCI Emerging Markets Index that are “fossil fuel reserves free,” which are defined as companies that do not own fossil fuel reserves. For purposes of the composition of the Index, fossil fuel reserves are defined as proved and probable coal, oil or natural gas reserves used for energy purposes, but do not include metallurgical or coking coal, which is primarily used in connection with steel production. The Index is a subset of the MSCI Emerging Markets Index (the “Parent Index”), which serves as the initial universe of eligible securities for the Index. The Parent Index captures large and mid-capitalization representation across 23 emerging market countries.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Tencent Holdings, Ltd.	5.3%
Samsung Electronics Co., Ltd.	4.7
Alibaba Group Holding, Ltd. ADR	4.1
Taiwan Semiconductor Manufacturing Co., Ltd.	3.9
Naspers, Ltd. Class N	2.0
Baidu, Inc. ADR	1.5
China Construction Bank Corp. Class H	1.4
China Mobile, Ltd.	1.4
Hon Hai Precision Industry Co., Ltd.	1.2
Industrial & Commercial Bank of China, Ltd. Class H	1.1
TOTAL	26.6%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Information Technology	27.6%
Financials	24.3
Consumer Discretionary	9.7
Consumer Staples	6.6
Materials	6.1
Industrials	5.3
Telecommunication Services	5.2
Real Estate	2.7
Utilities	2.1
Health Care	1.8
Energy	0.9
Short-Term Investments	6.3
Other Assets in Excess of Liabilities	1.4
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.30%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR MSCI EAFE STRATEGICFACTORSSM ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MSCI EAFE StrategicFactors ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the European, Australasian, and Far Eastern developed equity markets. The Fund’s benchmark is the MSCI EAFE Factor Mix A-Series Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 15.92%, and the Index was 16.18%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cumulative security misweights and Fund expenses contributed to the difference between the Fund’s performance and that of the Index.

Optimism about the global economy, accommodative monetary policy, and increased M&A activity were primary drivers of Fund performance relative to the year. The Fund had positive performance in three of the four quarters in the Reporting Period. Performance in the first quarter of the reporting period was negative. The performance was driven by the European Central Bank’s decision to reduce the pace of asset purchases and diplomatic tensions between the United States and other major powers and in spite of strong macro data and the markets embracing the surprise results of the U.S. presidential election of Donald Trump. The Fund’s performance turned positive for the remaining three quarters of the Reporting Period despite negative factors such as geopolitical factors (North Korean missile launches, Iran, calls for Catalonian independence in Spain, and German and French elections) and natural disasters. The positive performance was mostly driven by optimism regarding the global economy as risks became less pronounced, macroeconomic data was mostly positive and many companies reported strong earnings. Dovish monetary policy also contributed to the Fund’s performance as central banks left rates unchanged or signaled less than expected hawkish sentiments. Other factors like potential tax reform in the United States and the commencement of the Brexit process in the United Kingdom also contributed to the Fund’s positive performance.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were HSBC Holdings plc, Bayer AG, and LVMH Moet Hennessy Louis Vuitton SE. The top negative contributors to the Fund’s performance were Astellas Pharma Inc., Telstra Corporation Limited, Anheuser-Busch InBev SA/NV.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR MSCI EAFE STRATEGICFACTORSSM ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI EAFE Factor Mix A-Series Index*	Net Asset Value	Market Value	MSCI EAFE Factor Mix A-Series Index*
ONE YEAR	15.92%	16.57%	16.18%	15.92%	16.57%	16.18%
SINCE INCEPTION (1)	13.41%	14.05%	14.01%	3.86%	4.03%	4.02%

(1)	For the period June 4, 2014 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/4/14, 6/5/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The MSCI EAFE (Europe, Australasia, Far East) Factor Mix A-Series Index (the “Index”) captures large- and mid-cap representation across 21 developed market Europe, Australasia, and Far East countries and aims to represent the performance of value, low volatility, and quality factor strategies. The Index is an equal weighted combination of the following three MSCI Factor Indices in a single composite index: the MSCI EAFE Value Weighted Index, the MSCI EAFE Minimum Volatility Index, and the MSCI EAFE Quality Index.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Nestle SA	2.5%
Roche Holding AG	2.1
AstraZeneca PLC	1.2
British American Tobacco PLC	1.2
Novo Nordisk A/S Class B	1.1
Reckitt Benckiser Group PLC	1.1
Diageo PLC	1.0
Unilever NV	1.0
HSBC Holdings PLC	1.0
Bayer AG	1.0
TOTAL	13.2%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Financials	17.9%
Consumer Staples	15.4
Industrials	14.6
Health Care	13.7
Consumer Discretionary	12.1
Telecommunication Services	5.7
Information Technology	5.3
Materials	5.3
Utilities	4.2
Real Estate	2.7
Energy	2.4
Short-Term Investments	0.4
Other Assets in Excess of Liabilities	0.3
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR MSCI EAFE StrategicFactors ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented June 30, 2017) is 0.30%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR MSCI EMERGING MARKETS STRATEGICFACTORSSM ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MSCI Emerging Markets Strategic Factors ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the emerging equity markets of the world. The Fund’s benchmark is the MSCI Emerging Markets (EM) Factor Mix A-Series Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 15.39%, and the Index was 15.68%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, cash drag, and cumulative effect of security misweights contributed to the difference between the Fund’s performance and that of the Index.

While the last quarter of 2016 saw unexpected challenges to the established political order in U.S., the trading days following the U.S. election saw a surprising but persistent rise in growth assets in emerging markets. China and Korea, in spite of the ongoing geopolitical risks, notably witnessed a strong advance in the first quarter of 2017. The second quarter of 2017 saw a continuation of the positive sentiment for the Fund on back of strong macro and earnings data, and a rebound in commodity production. The success of emerging markets in the Fund in 2017 can be chalked up to a number of supporting factors, including the emergence of Brazil and Russia from two years in recession, a weaker U.S. dollar that keeps hard currency financing costs down and an acceleration in global trade.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Tencent Holdings Ltd., Hon Hai Precision Industry Co., Ltd., and Samsung Electronics Co., Ltd. The top negative contributors to the Fund’s performance were NAVER Corp., China Huishan Dairy Holdings Co. Ltd., and China Mobile Limited.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR MSCI EMERGING MARKETS STRATEGICFACTORSSM ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI Emerging Markets Factor Mix A-Series Index*	Net Asset Value	Market Value	MSCI Emerging Markets Factor Mix A-Series Index*
ONE YEAR	15.39%	14.78%	15.68%	15.39%	14.78%	15.68%
SINCE INCEPTION (1)	7.74%	8.38%	10.40%	2.27%	2.45%	3.02%

(1)	For the period June 4, 2014 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/4/14, 6/5/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The MSCI Emerging Markets Factor Mix A-Series Index (the “Index”) captures large- and mid-cap representation across 23 emerging markets countries and aims to represent the performance of value, low volatility, and quality factor strategies. The Index is an equal weighted combination of the following three MSCI Factor Indices in a single composite index: the MSCI EM Value Weighted Index, the MSCI EM Minimum Volatility Index, and the MSCI EM Quality Index.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	2.9%
Tencent Holdings, Ltd.	2.8
China Mobile, Ltd.	2.2
Hon Hai Precision Industry Co., Ltd.	2.2
China Construction Bank Corp. Class H	1.4
Samsung Electronics Co., Ltd. GDR	1.3
Ambev SA ADR	1.1
Industrial & Commercial Bank of China, Ltd. Class H	1.1
Yum China Holdings, Inc.	1.1
NetEase, Inc. ADR	1.0
TOTAL	17.1%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Information Technology	23.7%
Financials	21.4
Consumer Staples	11.0
Consumer Discretionary	10.2
Telecommunication Services	8.2
Energy	5.6
Industrials	5.3
Materials	4.2
Utilities	4.2
Health Care	4.1
Real Estate	1.5
Short-Term Investments	1.8
Liabilities in Excess of Other Assets	(1.2)
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR MSCI Emerging Markets StrategicFactors ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented June 30, 2017) is 0.30%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR MSCI WORLD STRATEGICFACTORSSM ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MSCI World StrategicFactors ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the developed equity markets of the world. The Fund’s benchmark is the MSCI World Factor Mix A-Series Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 15.53%, and the Index was 15.61%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, cash drag, cumulative effect of security misweights and tax withholdings contributed to the difference between the Fund’s performance and that of the Index.

While the last quarter of 2016 saw unexpected challenges to the established political order in U.S., the trading days following the U.S. election saw a surprising but persistent rise in growth assets. The shift in favor of developed markets and the Fund in the final quarter of 2016 is primarily attributable to U.S. equities and the U.S. dollar posting strong gains against a pullback in emerging markets in both local and currency-adjusted returns. The first quarter of 2017 witnessed an optimistic tone in all regional indices globally, largely on the back of growth expectations. In addition to an improving economic backdrop, European shares in the Fund benefitted from an easing of political uncertainty with the defeat of populist candidates in the Netherlands in February and in presidential polls in France that spanned April and May. The third quarter of 2017 also saw a positive performance for the Fund as markets continued to rally on back of strong retail sales and improved macroeconomic and manufacturing data.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Apple Inc., Microsoft Corporation, and Visa Inc. Class A. The top negative contributors to the Fund’s performance were General Mills, Inc., Altria Group, Inc., and QUALCOMM Incorporated.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR MSCI WORLD STRATEGICFACTORSSM ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI World Factor Mix A-Series Index*	Net Asset Value	Market Value	MSCI World Factor Mix A-Series Index*
ONE YEAR	15.53%	16.14%	15.61%	15.53%	16.14%	15.61%
SINCE INCEPTION (1)	29.77%	29.51%	28.99%	8.15%	8.09%	7.96%

(1)	For the period June 4, 2014 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/4/14, 6/5/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The MSCI World Factor Mix A-Series Index (the “Index”) captures large- and mid-cap representation across 23 developed countries and aims to represent the performance of value, low volatility, and quality factor strategies. The Index is an equal weighted combination of the following three MSCI Factor Indices in a single composite index: the MSCI World Value Weighted Index, the MSCI World Minimum Volatility Index, and the MSCI World Quality Index.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Apple, Inc.	2.1%
Microsoft Corp.	2.0
Johnson & Johnson	1.9
Procter & Gamble Co.	1.2
Roche Holding AG	1.1
Alphabet, Inc. Class C	1.0
Visa, Inc. Class A	1.0
Alphabet, Inc. Class A	1.0
Altria Group, Inc.	0.8
Intel Corp.	0.8
TOTAL	12.9%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Information Technology	17.4%
Financials	15.2
Health Care	14.3
Industrials	11.8
Consumer Staples	11.6
Consumer Discretionary	11.3
Materials	4.2
Utilities	4.1
Telecommunication Services	4.0
Energy	3.5
Real Estate	2.3
Short-Term Investments	20.5
Liabilities in Excess of Other Assets	(20.2)
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR MSCI World StrategicFactors ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented June 30, 2017) is 0.30%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR MSCI CANADA STRATEGICFACTORSSM ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MSCI Canada StrategicFactors ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the equity market of Canada. The Fund’s benchmark is the MSCI Canada Factor Mix A-Series Capped Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 15.52%, and the Index was 15.61%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, cash drag and tax withholdings contributed to the difference between the Fund’s performance and that of the Index.

Global markets ushered in 2017 on a cautiously positive note as the six quarter year over year (YoY) global earnings recession that finally gave way to growth in the second half of 2016 gained momentum in the first half of 2017. Earnings advanced 23% (YoY) for the MSCI World Index of developed market companies reported in the early weeks of the second quarter. The fund’s performance was mainly driven by the strong returns in Consumer Discretionary, Financials and Industrial sectors. Health Care and Real Estate were the weakest performing sectors in Canada.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Toronto-Dominion Bank, Royal Bank of Canada, and Canadian National Railway Company. The top negative contributors to the Fund’s performance were Alimentation Couche-Tard Inc. Class B, Fairfax Financial Holdings Limited, and Cenovus Energy Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR MSCI CANADA STRATEGICFACTORSSM ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI Canada Factor Mix A-Series Capped Index*	Net Asset Value	Market Value	MSCI Canada Factor Mix A-Series Capped Index*
ONE YEAR	15.52%	15.40%	15.61%	15.52%	15.40%	15.61%
SINCE INCEPTION (1)	6.78%	7.02%	7.01%	2.00%	2.07%	2.07%

(1)	For the period June 11, 2014 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/11/14, 6/12/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The MSCI Canada Factor Mix A-Series Capped Index (the “Index”) is designed to measure the equity market performance of large and mid-cap companies across the Canadian equity market. It aims to represent the performance of a combination of three factors - value, quality, and low volatility. The Index is an equal weighted combination of the following three MSCI Factor Indices in a single composite index: the MSCI Canada Value Weighted Index, the MSCI Canada Quality Index, and the MSCI Canada Minimum Volatility Index.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Toronto-Dominion Bank	4.4%
Royal Bank of Canada	4.3
Canadian Imperial Bank of Commerce	3.9
Bank of Nova Scotia	3.6
Sun Life Financial, Inc.	3.3
Canadian National Railway Co.	3.2
Intact Financial Corp.	3.1
Magna International, Inc.	2.7
Bank of Montreal	2.6
Great-West Lifeco, Inc.	2.5
TOTAL	33.6%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Financials	40.1%
Energy	12.2
Consumer Staples	9.0
Consumer Discretionary	8.7
Materials	7.8
Industrials	7.7
Information Technology	5.3
Telecommunication Services	4.2
Utilities	2.9
Real Estate	1.4
Health Care	0.3
Short-Term Investment	0.0 **
Other Assets in Excess of Liabilities	0.4
TOTAL	100.0%

**	Amount shown represents less than 0.05% of net assets.

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR MSCI Canada StrategicFactors ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented June 30, 2017) is 0.30%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR MSCI GERMANY STRATEGICFACTORSSM ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MSCI Germany Strategic Factors ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the equity market of Germany. The Fund’s benchmark is the MSCI Germany Factor Mix A-Series Capped Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 23.78%, and the Index was 24.03%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses, dividend tax withholdings, and cash drag contributed to the difference between the Fund’s performance and that of the Index.

After a flat first fiscal quarter, the Index produced three straight fruitful quarters gaining at least 6% during each period and finishing the fiscal year ahead of the MSCI EAFE by almost 5%. Germany has been able to avoid much of the backlash from last year’s historic Brexit vote by remaining a trade partner of the U.K. This support led to an uptick in consumer confidence and demand within the region. As the largest country in the Eurozone, Germany sits at the center of the region’s ongoing sovereign debt crisis. Though it has stabilized and Germany specifically is not in crisis, the situation is far from resolved. Germany has successfully been able to balance supporting the Eurozone and not negatively affecting that aforementioned consumer confidence. As the fiscal year came to a close, Germany held its election campaign and Chancellor Angela Merkel won re-election to a fourth term. The tighter-than-expected election results were significant, however, due to the extraordinary rise of an extreme right party called Alternative für Deutschland (AfD) and the speculation that this could be the Chancellor’s last term and, thus, lead to a weaker government going forward.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Allianz SE, Deutsche Post AG, and Bayer AG. The top negative contributors to the Fund’s performance were United Internet AG, ProSiebenSat.1 Media SE, and GEA Group Aktiengesellschaft.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR MSCI GERMANY STRATEGICFACTORSSM ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI Germany Factor Mix A-Series Capped Index*	Net Asset Value	Market Value	MSCI Germany Factor Mix A-Series Capped Index*
ONE YEAR	23.78%	23.91%	24.03%	23.78%	23.91%	24.03%
SINCE INCEPTION (1)	12.29%	12.54%	12.60%	3.57%	3.64%	3.66%

(1)	For the period June 11, 2014 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/11/14, 6/12/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The MSCI Germany Factor Mix A-Series Capped Index (the “Index”) is designed to measure the equity market performance of large and mid-cap companies across the Germany equity market. It aims to represent the performance of a combination of three factors - value, quality, and low volatility. The Index is an equal weighted combination of the following three MSCI Factor Indices in a single composite index: the MSCI Germany Value Weighted Index, the MSCI Germany Quality Index, and the MSCI Germany Minimum Volatility Index.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Allianz SE	5.2%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5.1
BASF SE	5.0
Siemens AG	4.6
Bayer AG	4.3
SAP SE	4.2
Deutsche Post AG	4.2
Daimler AG	4.1
Beiersdorf AG	2.9
adidas AG	2.9
TOTAL	42.5%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Consumer Discretionary	20.5%
Industrials	16.3
Financials	15.4
Materials	14.8
Health Care	9.3
Information Technology	7.0
Consumer Staples	6.7
Utilities	4.6
Telecommunication Services	3.2
Real Estate	1.7
Short-Term Investment	0.0 **
Other Assets in Excess of Liabilities	0.5
TOTAL	100.0%

**	Amount shown represents less than 0.05% of net assets

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR MSCI Germany StrategicFactors ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented June 30, 2017) is 0.30%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR MSCI JAPAN STRATEGICFACTORSSM ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MSCI Japan StrategicFactors ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the equity market of Japan. The Fund’s benchmark is the MSCI Japan Factor Mix A-Series Capped Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 12.21%, and the Index was 12.69%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses, tax withholdings and cash drag contributed to the difference between the Fund’s performance and that of the Index.

As the final quarter of 2016 commenced, October provided investors few places to avoid negative returns as both safe haven investments and riskier growth assets came under pressure during the month. One of the most identifiable causes of angst across asset classes was a sharp rise in global sovereign bond yields coincident with a paring back of expectations for future global central bank policy support. The backup in global rates from the lows of July also coincided with a steady rise in longer-dated benchmarks in other developed markets on a paring back of expectations for expansion or extension of bond buying programs by the ECB and BOJ. This was validated in part by the BOJ decision in September to target a zero Japanese Government Bond interest rate rather than initiate explicit new asset purchase targets. The relative hawkishness of global central banks aided in the weaker Q4 2016 performance of the SPDR MSCI Japan StrategicFactorsSM ETF which finished -1.66% for Q4 2016.

Global markets ushered in 2017 on a cautiously positive note in January even as a number of reflationary market trends paused or reversed. February saw a continuation of the positive sentiment evident in global equity markets during the first month of the year, and by some measures, an acceleration of it. Beyond a pause in some capital markets and a somewhat murkier outlook for near term U.S. fiscal policy initiatives, measures of realized global real activity and inflation were decidedly in line with the global reflation theme in the early months of 2017. Evidence of global inflation finally converging toward or even exceeding central bank target levels continued to build in Q1 2017 after years of being below target and prompting considerable monetary stimulus that still continues apace for many economies. Given these conditions, the fund ended Q1 2017 up +4.46%.

April 2017 saw a measure of investor fear return to global risk markets following a four and a half month period of relative complacency. May provided favorable payoffs to investors positioning for a range of economic developments. Positive returns were realized for those embracing a narrative of continuing global economic and earnings growth that would continue to buoy equities. The not so hot, not so cold economic backdrop awakened a chorus of references to a new ‘Goldilocks’ economy in the financial press. Such a backdrop would further elongate the current cycle as a moderate rate of positive growth and inflation would be just enough to continue to boost earnings without eliciting a more aggressive response from central banks to normalize financial conditions with higher interest rates. Against this positive backdrop, the fund finished Q2 2017 +5.38%.

The second half of 2017 commenced with a continuation of many of the themes that prevailed in the first half of 2017, the global growth story that has provided firm foundation for broad advances in global equities year-to-date continued to show strength in August economic releases. Japan’s Q2 GDP was reported on August 14th to have advanced a lofty annual rate of 4% and on August 16th and Euro area growth for the second quarter was revised higher to an above trend 2.5% annual rate. As in the US, Japanese 10-year yields declined in the third quarter although both were on an upward trajectory to close the quarter with advances in September. In light of these developments the fund returned +3.66% for the quarter ended September 30, 2017.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Keyence Corporation, Mitsubishi UFJ Financial Group, Inc., and Bridgestone Corporation. The top negative contributors to the Fund’s performance were KDDI Corporation, Japan Tobacco Inc., and Astellas Pharma Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR MSCI JAPAN STRATEGICFACTORSSM ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI Japan Factor Mix A-Series Capped Index*	Net Asset Value	Market Value	MSCI Japan Factor Mix A-Series Capped Index*
ONE YEAR	12.21%	11.49%	12.69%	12.21%	11.49%	12.69%
SINCE INCEPTION (1)	29.78%	29.96%	31.11%	8.20%	8.25%	8.54%

(1)	For the period June 11, 2014 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/11/14, 6/12/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The MSCI Japan Factor Mix A-Series Capped Index (the “Index”) is designed to measure the equity market performance of large and mid-cap companies across the Japanese equity market. It aims to represent the performance of a combination of three factors - value, quality, and low volatility. The Index is an equal weighted combination of the following three MSCI Factor Indices in a single composite index: the MSCI Japan Value Weighted Index, the MSCI Japan Quality Index, and the MSCI Japan Minimum Volatility Index.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Toyota Motor Corp.	2.8%
Keyence Corp.	2.5
KDDI Corp.	2.3
Bridgestone Corp.	2.2
NTT DOCOMO, Inc.	2.1
Astellas Pharma, Inc.	2.1
Kao Corp.	1.9
Japan Tobacco, Inc.	1.8
Subaru Corp.	1.8
Hoya Corp.	1.7
TOTAL	21.2%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Consumer Discretionary	21.1%
Industrials	18.2
Information Technology	11.8
Financials	10.5
Health Care	10.5
Consumer Staples	9.5
Telecommunication Services	5.9
Real Estate	4.3
Materials	4.2
Utilities	2.3
Energy	0.7
Short-Term Investment	0.0 **
Other Assets in Excess of Liabilities	1.0
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR MSCI Japan StrategicFactors ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented June 30, 2017) is 0.30%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR MSCI UNITED KINGDOM STRATEGICFACTORSSM ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MSCI United Kingdom StrategicFactors ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the equity market of the United Kingdom. The Fund’s benchmark is the MSCI UK Factor Mix A-Series Capped Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 14.13%, and the Index was 14.67%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, cash, and slight security misweights contributed to the difference between the Fund’s performance and that of the Index.

After breaching record low levels in July following the surprise vote by the U.K. to exit the European Union (a.k.a. ‘Brexit’) in the last quarter of 2016 rate sensitive growth assets gave ground with global stocks overall declining by 1.9% as measured by the MSCI World Index. Global markets ushered in 2017 on a cautiously positive note as the six quarter year over year (YoY) global earnings recession that finally gave way to growth in the second half of 2016 gained momentum in the first half of 2017. Earnings advanced 23% (YoY) for the MSCI World Index of developed market companies reported in the early weeks of the second quarter. For the Reporting Period MSCI World was up over 18% compared to 14.6% U.K. country performance. The fund’s performance was mainly driven by the strong returns in materials, financials and energy sectors. Telecommunications services and utilities were the weakest performing sectors in the in U.K. Over 3% of the fund’s return came from the U.S. Dollar depreciation and U.K. Pound appreciation.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were HSBC Holdings plc, Royal Dutch Shell Plc Class B, and Glencore plc. The top negative contributors to the Fund’s performance were Imperial Brands PLC, National Grid plc, and BT Group plc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR MSCI UNITED KINGDOM STRATEGICFACTORSSM ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI UK Factor Mix A-Series Capped Index*	Net Asset Value	Market Value	MSCI UK Factor Mix A-Series Capped Index*
ONE YEAR	14.13%	14.06%	14.67%	14.13%	14.06%	14.67%
SINCE INCEPTION (1)	–0.85%	–0.67%	0.51%	–0.26%	–0.20%	0.15%

(1)	For the period June 11, 2014 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/11/14, 6/12/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The MSCI UK Factor Mix A-Series Capped Index (the “Index”) is designed to measure the equity market performance large and mid-cap companies across the British equity Market. It aims to represent the performance of a combination of three factors - value, quality, and low volatility. The Index is an equal weighted combination of the following three MSCI Factor Indices in a single composite index: the MSCI UK Value Weighted Index, the MSCI UK Quality Index, and the MSCI UK Minimum Volatility Index.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
HSBC Holdings PLC	5.1%
Royal Dutch Shell PLC Class A	4.0
British American Tobacco PLC	3.5
BP PLC	3.4
GlaxoSmithKline PLC	3.4
AstraZeneca PLC	3.3
Reckitt Benckiser Group PLC	3.1
Unilever PLC	2.8
RELX PLC	2.8
Compass Group PLC	2.7
TOTAL	34.1%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Financials	18.8%
Consumer Staples	16.2
Consumer Discretionary	13.9
Industrials	12.4
Health Care	9.8
Energy	9.7
Materials	6.5
Telecommunication Services	5.0
Utilities	4.0
Information Technology	1.6
Real Estate	1.2
Short-Term Investment	0.0 **
Other Assets in Excess of Liabilities	0.9
TOTAL	100.0%

**	Amount shown represents less than 0.05% of net assets.

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR MSCI United Kingdom StrategicFactors ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented June 30, 2017) is 0.30%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR S&P GLOBAL DIVIDEND ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Global Dividend ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks stocks of global companies that offer high dividend yields. The Fund’s benchmark is the S&P Global Dividend Aristocrats Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 10.83%, and the Index was 10.87%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees, dividend tax withholding differences, cash and small security mis-weights contributed to the difference between the Fund’s performance and that of the Index.

The fund posted a solid overall return over the Reporting Period, with three of the four quarters having positive returns. The only negative quarter was the first quarter of the fiscal year. The performance for this final quarter of 2016 was driven by the European Central Bank’s decision to reduce the pace of asset purchases and diplomatic tensions between the United States and other major powers. All this was in spite of strong macro data and the markets embracing the surprise results of the U.S. presidential election of Donald Trump. The positive performance the remaining three quarters was mostly driven by optimism regarding the global economy as risks became less pronounced, macroeconomic data was mostly positive and many companies reported strong earnings. Other factors like potential tax reform in the United States and the commencement of the Brexit process in the United Kingdom also contributed to the fund’s positive performance. In addition, the Financial Sector drove much of the return over the Reporting Period. The sector weight was over 20% and the return for the year 12-month period was 27.38%. Almost half of the return came from this sector alone.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Fortum Oyj, Essentra plc and Abertis Infraestructuras SA. The top negative contributors to the Fund’s performance were Williams Companies, Inc., Mattel, Inc. and Carillion plc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P GLOBAL DIVIDEND ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P Global Dividend Aristocrats Index*	Net Asset Value	Market Value	S&P Global Dividend Aristocrats Index*
ONE YEAR	10.83%	10.81%	10.87%	10.83%	10.81%	10.87%
SINCE INCEPTION (1)	35.48%	36.01%	34.62%	7.24%	7.34%	7.09%

(1)	For the period May 29, 2013 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/29/13, 5/30/13, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The S&P Global Dividend Aristocrats Index is designed to measure the performance of high dividend-yield companies included in the S&P Global BMI (Broad Market Index) that have followed a managed-dividends policy of increasing or stable dividends for at least ten consecutive years.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Fortum Oyj	2.1%
Waddell & Reed Financial, Inc. Class A	1.9
EDP — Energias de Portugal SA	1.9
Abertis Infraestructuras SA	1.7
IG Group Holdings PLC	1.5
Enagas SA	1.4
StarHub, Ltd.	1.4
Essentra PLC	1.4
Atlantia SpA	1.3
Tupperware Brands Corp.	1.2
TOTAL	15.8%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Financials	24.1%
Utilities	16.5
Real Estate	14.8
Consumer Discretionary	13.2
Telecommunication Services	7.6
Industrials	6.9
Consumer Staples	6.0
Health Care	4.0
Energy	3.8
Materials	1.4
Information Technology	1.2
Short-Term Investments	3.6
Liabilities in Excess of Other Assets	(3.1)
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR S&P Global Dividend ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.40%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR S&P EMERGING MARKETS SMALL CAP ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR S&P Emerging Markets Small Cap ETF (the “Fund”) seeks to provide investment results that before fees and expenses, correspond generally to the total return performance of an index that tracks the small capitalization segment of global emerging market countries. The Fund’s benchmark is the S&P Emerging Markets Under USD2 Billion Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 18.46%, and the Index was 18.58%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, cash drag, cumulative effect of security misweights contributed to the difference between the Fund’s performance and that of the Index.

The Fund declined approximately 4% over the first quarter of the fiscal year as emerging market weakness corresponded with expectations for a faster pace of Fed tightening through 2017 and market forecasts of the December 2017 Federal Funds rate roughly 0.75% higher on December 31st than at the beginning of October. In 2017, the Fund gained over 21%, helped by outperformance in Brazil as the country emerged from two years in recession. A weaker U.S. dollar that keeps hard financing costs down and the acceleration in global trade also supported the gain in emerging markets stocks across the size spectrum. Increased economic growth in China and the stabilization in the Chinese currency against the U.S. dollar helped the country have a strong advance in 2017. A smaller weight of China in the small cap Fund and the strong outperformance of the country was the main driver for the Fund’s underperformance relative to emerging market large and mid-cap stocks.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Macronix International Co., Ltd., Yageo Corporation, and Autohome, Inc. Sponsored ADR Class A. The top negative contributors to the Fund’s performance were CT Environmental Group Ltd., Cemex Holdings Philippines, Inc., and Pruksa Real Estate Public Co., Ltd.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR S&P EMERGING MARKETS SMALL CAP ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P Emerging Markets Under USD2 Billion Index*	Net Asset Value	Market Value	S&P Emerging Markets Under USD2 Billion Index*
ONE YEAR	18.46%	17.77%	18.58%	18.46%	17.77%	18.58%
FIVE YEARS	25.59%	26.06%	28.93%	4.66%	4.74%	5.21%
SINCE INCEPTION (1)	20.23%	20.61%	37.07%	1.98%	2.02%	3.42%

(1)	For the period May 12, 2008 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/12/08, 5/13/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

*	The S&P® Emerging Markets Under USD2 Billion Index (the “Index”) is a float adjusted market cap weighted index that represents the small capitalization segment of emerging countries included in the S&P Global BMI Index. A country will be eligible for inclusion in the Global Equity Index if it is classified as either a developed or emerging market by the S&P Global Equity Index Committee. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country.

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
WNS Holdings, Ltd. ADR	0.4%
Li Ning Co., Ltd.	0.4
Moneta Money Bank A/S	0.3
Tripod Technology Corp.	0.3
Accton Technology Corp.	0.3
Sohu.com, Inc.	0.3
Teco Electric and Machinery Co., Ltd.	0.3
Indiabulls Real Estate, Ltd.	0.3
Bharat Financial Inclusion, Ltd.	0.3
Realtek Semiconductor Corp.	0.3
TOTAL	3.2%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Information Technology	21.8%
Consumer Discretionary	16.2
Industrials	14.4
Materials	10.8
Real Estate	9.3
Financials	8.2
Consumer Staples	6.3
Health Care	5.6
Utilities	3.4
Energy	2.2
Telecommunication Services	1.5
Short-Term Investments	3.5
Liabilities in Excess of Other Assets	(3.2)
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR S&P Emerging Markets Small Cap ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.65%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Note to Performance Summary” on page 1 for more information.

SPDR STOXX Europe 50 ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.7%
BELGIUM — 2.0%
Anheuser-Busch InBev SA	53,309	$6,384,115

DENMARK — 1.9%
Novo Nordisk A/S Class B	129,205	6,178,227

FRANCE — 16.8%
Air Liquide SA	27,875	3,718,837
Airbus SE	43,315	4,117,552
AXA SA	149,383	4,519,207
BNP Paribas SA	82,791	6,680,001
L’Oreal SA	17,530	3,728,240
LVMH Moet Hennessy Louis Vuitton SE	19,494	5,380,041
Sanofi	82,610	8,204,542
Schneider Electric SE (a)	40,192	3,498,526
TOTAL SA (b)	179,738	9,656,433
Vinci SA	40,143	3,815,545

		53,318,924

GERMANY — 15.4%
Allianz SE	32,311	7,255,719
BASF SE	66,019	7,027,408
Bayer AG	59,438	8,101,850
Daimler AG	71,641	5,714,301
Deutsche Telekom AG	234,462	4,375,299
SAP SE	71,727	7,859,706
Siemens AG	61,095	8,609,395

		48,943,678

ITALY — 2.1%
Eni SpA	182,437	3,019,477
Intesa Sanpaolo SpA	1,034,232	3,658,224

		6,677,701

NETHERLANDS — 6.2%
ASML Holding NV	27,927	4,755,852
ING Groep NV	279,295	5,150,845
Royal Dutch Shell PLC Class A	324,199	9,800,159

		19,706,856

SPAIN — 5.0%
Banco Bilbao Vizcaya Argentaria SA	478,771	4,279,547
Banco Santander SA	1,152,951	8,051,347
Telefonica SA	320,275	3,480,357

		15,811,251

SWITZERLAND — 19.7%
ABB, Ltd.	147,717	3,654,759
Glencore PLC (a)	870,242	3,993,055
Nestle SA	223,672	18,747,209
Novartis AG	178,635	15,304,714
Roche Holding AG	50,495	12,900,335
UBS Group AG (a)	276,908	4,736,283
Zurich Insurance Group AG	10,867	3,317,602

		62,653,957

UNITED KINGDOM — 30.6%
AstraZeneca PLC	90,986	6,048,635
Barclays PLC	1,149,693	2,982,395
BP PLC	1,419,736	9,091,555
British American Tobacco PLC	164,847	10,332,919

Diageo PLC	181,006	5,957,029
GlaxoSmithKline PLC	353,520	7,059,956
HSBC Holdings PLC	1,470,768	14,544,867
Imperial Brands PLC	68,854	2,941,314
Lloyds Banking Group PLC	5,169,477	4,697,501
National Grid PLC	245,986	3,051,430
Prudential PLC	185,669	4,450,221
Reckitt Benckiser Group PLC	48,218	4,407,443
Rio Tinto PLC	86,270	4,019,794
Unilever NV	113,072	6,689,029
Unilever PLC	94,177	5,457,167
Vodafone Group PLC	1,916,951	5,370,079

		97,101,334

TOTAL COMMON STOCKS (Cost $314,744,238)		316,776,043

SHORT-TERM INVESTMENTS — 0.1%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (c) (d) (Cost $76,612)	76,612	76,612
State Street Navigator Securities Lending Government Money Market Portfolio (c) (e) (Cost $128,419)	128,419	128,419

TOTAL SHORT-TERM INVESTMENTS (Cost $205,031)		205,031

TOTAL INVESTMENTS — 99.8% (Cost $314,949,269)		316,981,074
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		683,523

NET ASSETS — 100.0%		$317,664,597

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2017.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2017.
(e)	Investment of cash collateral for securities loaned.

See accompanying notes to financial statements.

SPDR STOXX Europe 50 ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Belgium	$6,384,115	$—	$—	$6,384,115
Denmark	6,178,227	—	—	6,178,227
France	53,318,924	—	—	53,318,924
Germany	48,943,678	—	—	48,943,678
Italy	6,677,701	—	—	6,677,701
Netherlands	19,706,856	—	—	19,706,856
Spain	15,811,251	—	—	15,811,251
Switzerland	62,653,957	—	—	62,653,957
United Kingdom	97,101,334	—	—	97,101,334
Short-Term Investments	205,031	—	—	205,031

TOTAL INVESTMENTS	$316,981,074	$—	$—	$316,981,074

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	11,285	$11,285	$74	$11,359	$—	$—	—	$—	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	7,456,167	7,379,555	—	—	76,612	76,612	1,729
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	1,875,095	1,875,095	—	—	—	—	250
State Street Navigator Securities Lending Government Money Market Portfolio*	1,459,114	1,459,114	59,137,739	60,468,434	—	—	128,419	128,419	65,514

TOTAL		$1,470,399	$68,469,075	$69,734,443	$—	$—		$205,031	$67,493

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

SPDR EURO STOXX Small Cap ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.9%
AUSTRIA — 3.4%
BUWOG AG (a)	6,713	$201,260
Raiffeisen Bank International AG (a)	8,105	271,690
Wienerberger AG	7,029	171,927

		644,877

BELGIUM — 7.2%
Ackermans & van Haaren NV	1,324	232,202
bpost SA	5,856	174,113
Cofinimmo SA REIT	1,236	158,759
Colruyt SA	3,586	183,713
Galapagos NV (a)	2,638	268,796
Ontex Group NV	4,186	142,596
Telenet Group Holding NV (a)	3,047	201,649

		1,361,828

FINLAND — 4.5%
Amer Sports Oyj (a)	7,088	188,034
Kesko Oyj Class B	4,084	219,051
Metso Oyj	6,410	235,218
Outokumpu Oyj	18,973	197,159

		839,462

FRANCE — 30.2%
Air France-KLM (a)	14,799	233,388
Amundi SA (b)	2,949	245,157
BioMerieux	2,556	208,105
Bollore SA	53,123	265,590
Casino Guichard Perrachon SA	3,309	196,299
Christian Dior SE	624	199,878
Cie Plastic Omnium SA	4,003	171,287
CNP Assurances	8,936	209,487
Dassault Aviation SA	139	224,872
Elior Group SA (b)	6,488	171,810
Eurazeo SA	2,564	229,247
Eutelsat Communications SA	8,647	256,175
Faurecia	4,407	305,980
Fonciere Des Regions	1,939	201,469
ICADE REIT	1,884	168,092
Imerys SA	1,948	176,059
Ipsen SA	2,167	288,077
JCDecaux SA	4,575	171,343
Lagardere SCA	6,197	207,511
Orpea	2,611	309,290
SEB SA	1,472	270,079
SFR Group SA (a)	2,520	102,780
Societe BIC SA	1,614	193,478
Sopra Steria Group	986	183,065
SPIE SA	6,780	186,596
Ubisoft Entertainment SA (a)	4,204	289,053

		5,664,167

GERMANY — 21.0%
Aareal Bank AG	3,580	151,621
Aurubis AG	2,017	163,433
Axel Springer SE	2,955	189,936
Deutsche EuroShop AG	2,884	108,182
Drillisch AG	2,865	200,985
Duerr AG	1,473	197,037

Fraport AG Frankfurt Airport Services Worldwide	2,227	211,516
Freenet AG	7,659	256,151
Fuchs Petrolub SE Preference Shares	4,157	246,162
Gerresheimer AG	1,887	146,096
HOCHTIEF AG	1,088	183,610
METRO AG (a)	10,069	212,895
Rheinmetall AG	2,612	294,463
Sartorius AG Preference Shares	2,044	195,440
Schaeffler AG Preference Shares	9,928	160,208
Scout24 AG (b)	4,956	202,721
Software AG	3,090	150,887
STADA Arzneimittel AG	1,347	131,120
Telefonica Deutschland Holding AG	37,929	212,899
Uniper SE	11,683	320,430

		3,935,792

IRELAND — 2.7%
Allied Irish Banks PLC	47,009	282,594
Glanbia PLC	11,774	222,011

		504,605

ITALY — 12.6%
A2A SpA	93,686	161,149
Azimut Holding SpA	6,661	144,106
BPER Banca	25,703	153,753
Davide Campari-Milano SpA	26,921	195,412
FinecoBank Banca Fineco SpA	23,469	208,088
Italgas SpA	29,274	164,387
Moncler SpA	9,777	282,255
Poste Italiane SpA (b)	27,575	203,093
Recordati SpA	6,095	281,015
Saipem SpA (a)	34,576	149,115
Unione di Banche Italiane SpA	60,825	315,385
UnipolSai Assicurazioni SpA	49,072	114,633

		2,372,391

LUXEMBOURG — 0.9%
RTL Group SA	2,302	174,280

NETHERLANDS — 10.5%
Aalberts Industries NV	5,736	277,381
ASM International NV	3,129	197,865
ASR Nederland NV	7,025	281,081
Boskalis Westminster	5,058	176,845
Euronext NV (b)	2,790	169,831
IMCD Group NV	3,145	192,891
Koninklijke Vopak NV	3,964	173,883
Philips Lighting NV (b)	5,049	203,839
PostNL NV	25,706	110,740
SBM Offshore NV	10,454	189,644

		1,974,000

SPAIN — 5.8%
Bolsas y Mercados Espanoles SHMSF SA	4,398	151,820
Cellnex Telecom SA (b)	9,145	209,305
Mapfre SA	59,435	193,507
Mediaset Espana Comunicacion SA	10,083	113,873
Merlin Properties Socimi SA	20,030	277,523
Viscofan SA	2,205	135,108

		1,081,136

See accompanying notes to financial statements.

SPDR EURO STOXX Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

UNITED KINGDOM — 1.1%
Dialog Semiconductor PLC (a)	4,657	$205,713

TOTAL COMMON STOCKS (Cost $15,827,247)		18,758,251

SHORT-TERM INVESTMENT — 0.0% (c)
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (d) (e) (Cost $720)	720	720

TOTAL INVESTMENTS — 99.9% (Cost $15,827,967)		18,758,971
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		9,624

NET ASSETS — 100.0%		$18,768,595

(a)	Non-income producing security.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 7.5% of net assets as of September 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Amount is less than 0.05% of net assets.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at September 30, 2017.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Austria	$644,877	$—	$—	$644,877
Belgium	1,361,828	—	—	1,361,828
Finland	839,462	—	—	839,462
France	5,561,387	102,780	—	5,664,167
Germany	3,935,792	—	—	3,935,792
Ireland	504,605	—	—	504,605
Italy	2,372,391	—	—	2,372,391
Luxembourg	174,280	—	—	174,280
Netherlands	1,974,000	—	—	1,974,000
Spain	1,081,136	—	—	1,081,136
United Kingdom	205,713	—	—	205,713
Short-Term Investment	720	—	—	720

TOTAL INVESTMENTS	$18,656,191	$102,780	$—	$18,758,971

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	906	$906	$—	$906	$—	$—	—	$—	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	212,414	211,694	—	—	720	720	15
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	48,623	48,623	—	—	—	—	7

TOTAL		$906	$261,037	$261,223	$—	$—		$720	$22

See accompanying notes to financial statements.

SPDR S&P Emerging Asia Pacific ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.2%
CHINA — 45.2%
21Vianet Group, Inc. ADR (a) (b)	8,962	$50,994
500.com, Ltd. Class A, ADR (a) (b)	1,634	17,974
51job, Inc. ADR (b)	2,670	161,829
58.com, Inc. ADR (b)	4,082	257,737
AAC Technologies Holdings, Inc.	77,000	1,293,405
Agile Group Holdings, Ltd. (a)	531,598	775,887
Agricultural Bank of China, Ltd. Class H	2,673,000	1,197,780
Air China, Ltd. Class H	379,414	315,259
Alibaba Group Holding, Ltd. ADR (a) (b)	131,185	22,656,961
Aluminum Corp. of China, Ltd. Class H (a) (b)	688,304	617,744
Angang Steel Co., Ltd. Class H (a)	391,244	345,125
Anhui Conch Cement Co., Ltd. Class H	234,250	934,217
Anhui Expressway Co., Ltd. Class H	32,000	24,377
ANTA Sports Products, Ltd.	105,000	441,606
Autohome, Inc. ADR (b)	4,815	289,285
AVIC International Holding HK, Ltd. (b)	516,000	38,317
AviChina Industry & Technology Co., Ltd. Class H	436,000	263,474
BAIC Motor Corp., Ltd. Class H (a) (c)	197,000	186,894
Baidu, Inc. ADR (b)	32,624	8,080,639
Bank of China, Ltd. Class H	9,010,466	4,441,381
Bank of Communications Co., Ltd. Class H	2,461,630	1,796,419
BBMG Corp. Class H	239,000	121,172
Beijing Capital International Airport Co., Ltd. Class H	108,000	160,948
Beijing Capital Land, Ltd. Class H	120,000	66,985
Beijing Enterprises Holdings, Ltd.	74,000	397,916
Beijing Enterprises Water Group, Ltd. (b)	442,000	355,945
Bitauto Holdings, Ltd. ADR (a) (b)	2,503	111,834
Boyaa Interactive International, Ltd. (a) (b)	94,200	37,628
Brilliance China Automotive Holdings, Ltd.	376,000	1,001,293
Byd Co., Ltd. Class H (a)	91,800	851,513
BYD Electronic International Co., Ltd. (a)	109,500	323,844
C.banner International Holdings, Ltd. (b)	180,000	63,375
CAR, Inc. (a) (b)	177,043	161,840
CGN Power Co., Ltd. Class H (c)	1,262,000	348,998
China Aerospace International Holdings, Ltd.	300,000	39,561
China Agri-Industries Holdings, Ltd.	265,000	123,497
China Animal Healthcare, Ltd. (a) (b) (d)	305,700	—
China Biologic Products Holdings, Inc. (b)	1,877	173,191
China Cinda Asset Management Co., Ltd. Class H	1,074,600	396,232
China CITIC Bank Corp., Ltd. Class H	1,302,341	827,021
China Coal Energy Co., Ltd. Class H (a)	641,000	302,827
China Communications Construction Co., Ltd. Class H	578,000	721,510

China Conch Venture Holdings, Ltd.	144,600	281,399
China Construction Bank Corp. Class H	10,873,148	9,020,702
China Dongxiang Group Co., Ltd.	470,000	81,836
China Eastern Airlines Corp., Ltd. Class H	186,000	91,920
China Everbright International, Ltd.	275,000	345,039
China Everbright, Ltd.	118,000	271,330
China Evergrande Group (a) (b)	538,000	1,876,976
China Fangda Group Co., Ltd. Class B	116,550	80,578
China Fire Safety Enterprise Group, Ltd. (b)	404,227	24,583
China Galaxy Securities Co., Ltd. Class H	343,600	301,338
China Harmony New Energy Auto Holding, Ltd. (a) (b)	70,000	40,688
China Hongqiao Group, Ltd. (a) (b)	106,000	95,676
China Huishan Dairy Holdings Co., Ltd. (a) (b) (d)	549,000	—
China Huiyuan Juice Group, Ltd. (b)	136,000	41,963
China International Marine Containers Group Co., Ltd. Class H	82,000	154,957
China Lesso Group Holdings, Ltd.	135,000	92,124
China Life Insurance Co., Ltd. Class H	921,708	2,743,635
China Lilang, Ltd.	81,000	67,511
China Lodging Group, Ltd. ADR (b)	3,866	459,358
China Longyuan Power Group Corp., Ltd. Class H	471,000	350,957
China Machinery Engineering Corp. Class H	84,000	52,482
China Medical System Holdings, Ltd.	157,000	274,173
China Mengniu Dairy Co., Ltd. (b)	385,780	1,079,198
China Merchants Bank Co., Ltd. Class H	611,760	2,149,975
China Merchants Port Holdings Co., Ltd.	346,743	1,069,879
China Minsheng Banking Corp., Ltd. Class H (a)	852,600	781,571
China Mobile, Ltd.	687,136	6,963,117
China Molybdenum Co., Ltd. Class H	402,000	241,384
China National Building Material Co., Ltd. Class H (a)	408,000	282,597
China Oilfield Services, Ltd. Class H	280,557	256,825
China Overseas Land & Investment, Ltd.	677,084	2,201,843
China Pacific Insurance Group Co., Ltd. Class H	285,800	1,231,281
China Petroleum & Chemical Corp. Class H	3,109,726	2,329,099
China Power International Development, Ltd.	266,000	87,524
China Railway Construction Corp., Ltd. Class H	238,000	301,663
China Railway Group, Ltd. Class H	601,000	497,069
China Resources Beer Holdings Co., Ltd.	313,357	848,516
China Resources Gas Group, Ltd.	86,000	299,487
China Resources Land, Ltd.	418,767	1,281,387
China Resources Phoenix Healthcare Holdings Co., Ltd. (a)	71,000	88,538

See accompanying notes to financial statements.

SPDR S&P Emerging Asia Pacific ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

China Resources Power Holdings Co., Ltd.	304,437	$549,575
China Shengmu Organic Milk, Ltd. (a) (b) (c)	333,000	59,261
China Shenhua Energy Co., Ltd. Class H	466,540	1,096,659
China Silver Group, Ltd. (a)	86,000	25,765
China Singyes Solar Technologies Holdings, Ltd. (a) (b)	69,600	23,257
China South City Holdings, Ltd.	380,000	108,492
China Southern Airlines Co., Ltd. Class H	220,000	151,536
China State Construction International Holdings, Ltd. (a)	214,000	311,793
China Taiping Insurance Holdings Co., Ltd.	117,741	315,053
China Telecom Corp., Ltd. Class H	2,149,320	1,100,705
China Travel International Investment Hong Kong, Ltd.	256,000	93,738
China Unicom Hong Kong, Ltd. (b)	738,172	1,026,355
China Vanke Co., Ltd. Class H	134,900	443,869
China Yurun Food Group, Ltd. (b)	190,659	22,701
Chinasoft International, Ltd. (b)	192,000	106,439
Chong Sing Holdings FinTech Gr (a) (b)	2,104,000	285,537
Chongqing Changan Automobile Co., Ltd. Class B	93,200	123,261
Chongqing Rural Commercial Bank Co., Ltd. Class H	192,000	121,679
CITIC Resources Holdings, Ltd.	338,000	38,947
CITIC Securities Co., Ltd. Class H	204,500	449,807
CITIC Telecom International Holdings, Ltd.	191,000	55,021
CITIC, Ltd.	581,000	858,404
CNOOC, Ltd.	1,885,249	2,432,984
Cogobuy Group (c)	66,000	40,560
Colour Life Services Group Co., Ltd. (a) (b)	85,000	55,174
Consun Pharmaceutical Group, Ltd.	170,400	143,551
Coolpad Group, Ltd. (b) (d)	437,400	20,160
COSCO SHIPPING Development Co., Ltd. Class H (b)	1,199,339	271,785
COSCO SHIPPING Energy Transportation Co., Ltd. Class H	565,215	313,337
COSCO SHIPPING Holdings Co., Ltd. Class H (b)	25,500	13,679
COSCO SHIPPING Ports, Ltd.	37,118	41,297
Cosmo Lady China Holdings Co., Ltd. (a) (c)	96,000	37,733
Country Garden Holdings Co., Ltd.	706,333	1,123,159
CRRC Corp., Ltd. Class H	485,000	430,934
CSG Holding Co., Ltd. Class B	124,000	76,679
CSPC Pharmaceutical Group, Ltd.	274,000	458,847
CT Environmental Group, Ltd. (a)	378,000	54,203
Ctrip.com International, Ltd. ADR (b)	36,060	1,901,804
Datang International Power Generation Co., Ltd. Class H (b)	362,000	115,867
Dazhong Transportation Group Co., Ltd. Class B	103,050	71,414
Dongfang Electric Corp., Ltd. Class H (b)	12,800	12,635

Dongfeng Motor Group Co., Ltd. Class H	460,468	608,400
Fang Holdings, Ltd. ADR (a) (b)	25,400	102,870
Fanhua, Inc. ADR	8,166	102,647
Far East Horizon, Ltd.	146,000	137,202
FIH Mobile, Ltd.	307,000	97,083
First Tractor Co., Ltd. Class H (a)	70,000	33,428
Fufeng Group, Ltd. (b)	107,000	73,290
Future Land Holdings Co., Ltd. Class A	139,621	375,598
Geely Automobile Holdings, Ltd.	565,000	1,591,407
GF Securities Co., Ltd. Class H	105,000	228,264
Golden Eagle Retail Group, Ltd. (a)	90,000	105,893
GOME Retail Holdings, Ltd. (a)	1,511,322	170,275
Goodbaby International Holdings, Ltd.	243,000	134,089
Great Wall Motor Co., Ltd. Class H (a)	344,500	423,419
Greentown China Holdings, Ltd. (a)	99,000	119,144
Guangdong Investment, Ltd.	340,000	484,925
Guangshen Railway Co., Ltd. Class H	68,500	40,167
Guangzhou Automobile Group Co., Ltd. Class H	442,032	1,023,204
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class H	88,000	229,839
Guangzhou R&F Properties Co., Ltd. Class H	374,576	868,018
Guotai Junan International Holdings, Ltd. (a)	270,000	86,074
Haitian International Holdings, Ltd.	67,000	192,576
Haitong Securities Co., Ltd. Class H	323,600	522,851
Health and Happiness H&H International Holdings, Ltd. (a) (b)	24,000	117,224
Hengan International Group Co., Ltd.	84,500	782,177
HNA Holding Group Co., Ltd. (a) (b)	433,400	20,253
Huadian Fuxin Energy Corp., Ltd. Class H	218,000	50,239
Huadian Power International Corp., Ltd. Class H	218,000	88,197
Huaneng Power International, Inc. Class H	582,472	360,190
Huaneng Renewables Corp., Ltd. Class H	380,000	125,520
Huatai Securities Co., Ltd. Class H (c)	70,600	156,373
Huishang Bank Corp., Ltd. Class H	641,000	315,958
Industrial & Commercial Bank of China, Ltd. Class H	9,340,138	6,935,716
Inner Mongolia Yitai Coal Co., Ltd. Class B	195,181	292,967
JD.com, Inc. ADR (b)	96,424	3,683,397
Jiangsu Expressway Co., Ltd. Class H	356,299	545,577
Jiangxi Copper Co., Ltd. Class H	261,578	413,263
JinkoSolar Holding Co., Ltd. ADR (a) (b)	3,132	78,143
Jumei International Holding, Ltd. ADR (a) (b)	2,409	6,986
Kama Co., Ltd. Class B (b)	115,049	129,660
Kangda International Environmental Co., Ltd. (b) (c)	225,000	48,683
Kingdee International Software Group Co., Ltd. (a) (b)	228,000	100,416
Kingsoft Corp., Ltd.	101,000	235,344

See accompanying notes to financial statements.

SPDR S&P Emerging Asia Pacific ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Konka Group Co., Ltd. Class B (b)	364,400	$152,558
Kunlun Energy Co., Ltd. (a)	396,000	386,839
KWG Property Holding, Ltd.	166,951	178,478
Lao Feng Xiang Co., Ltd. Class B	57,179	220,940
Launch Tech Co., Ltd. Class H	25,000	29,607
Lenovo Group, Ltd.	987,703	545,022
Leyou Technologies Holdings, Ltd. (b)	225,800	54,060
Li Ning Co., Ltd. (b)	286,874	255,629
Lifetech Scientific Corp. (a) (b)	266,000	62,663
Livzon Pharmaceutical Group, Inc. Class H	23,627	136,728
Luoyang Glass Co., Ltd. Class H (a) (b)	58,153	33,355
Luthai Textile Co., Ltd. Class B	48,000	54,203
Luye Pharma Group, Ltd. (a)	198,000	115,595
Maanshan Iron & Steel Co., Ltd. Class H (a) (b)	696,971	340,869
Metallurgical Corp. of China, Ltd. Class H	424,000	139,511
Minth Group, Ltd.	86,000	450,331
Nanjing Panda Electronics Co., Ltd. Class H	29,000	18,453
NetEase, Inc. ADR	10,234	2,699,832
New China Life Insurance Co., Ltd. Class H	75,800	428,460
New Oriental Education & Technology Group, Inc. ADR	13,786	1,216,752
Noah Holdings, Ltd. ADS (a) (b)	2,445	78,509
Ourgame International Holdings, Ltd. (b)	43,000	11,451
People’s Insurance Co. Group of China, Ltd. Class H	536,000	239,497
PetroChina Co., Ltd. Class H	2,459,208	1,558,513
PICC Property & Casualty Co., Ltd. Class H	540,289	953,203
Ping An Insurance Group Co. of China, Ltd. Class H	586,228	4,499,516
Poly Culture Group Corp., Ltd. Class H	31,400	75,096
Poly Property Group Co., Ltd. (b)	272,000	139,644
Renhe Commercial Holdings Co., Ltd. (a) (b)	2,028,000	46,736
Semiconductor Manufacturing International Corp. (a) (b)	567,883	641,265
Shandong Airlines Co., Ltd. Class B	23,100	41,168
Shandong Chenming Paper Holdings, Ltd. Class H	49,900	94,552
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	224,000	158,593
Shang Gong Group Co., Ltd. Class B (b)	156,600	162,864
Shanghai Baosight Software Co., Ltd. Class B	36,700	56,371
Shanghai Dasheng Agricultural Finance Technology Co., Ltd. Class H (a)	315,000	25,004
Shanghai Electric Group Co., Ltd. Class H (a) (b)	448,418	197,493
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	36,000	149,334
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd. Class H	187,000	95,527
Shanghai Haixin Group Co. Class B	91,600	64,028

Shanghai Highly Group Co., Ltd. Class B	148,100	132,105
Shanghai Industrial Holdings, Ltd.	47,000	142,311
Shanghai Jinjiang International Industrial Investment Co., Ltd. Class B	13,500	18,671
Shanghai Jinjiang International Travel Co., Ltd. Class B	28,674	90,323
Shanghai Jinqiao Export Processing Zone Development Co., Ltd. Class B	40,400	58,418
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. Class B	149,953	238,575
Shanghai Mechanical and Electrical Industry Co., Ltd. Class B	52,084	106,824
Shanghai Pharmaceuticals Holding Co., Ltd. Class H	67,400	164,645
Shanghai Prime Machinery Co., Ltd. Class H	594,000	125,482
Shanghai Waigaoqiao Free Trade Zone Group Co., Ltd. Class B	10,400	16,370
Shanghai Zhenhua Heavy Industries Co., Ltd. Class B	111,100	59,772
Shengjing Bank Co., Ltd. Class H (c)	18,000	14,196
Shenzhen Expressway Co., Ltd. Class H	29,000	28,143
Shenzhen Investment, Ltd.	318,888	144,528
Shenzhou International Group Holdings, Ltd.	53,000	415,276
Shunfeng International Clean Energy, Ltd. (b)	218,700	12,040
SINA Corp. (b)	9,804	1,124,029
Sino-Ocean Group Holding, Ltd.	819,211	546,441
Sinopec Oilfield Service Corp. Class H (a) (b)	190,000	33,083
Sinopec Shanghai Petrochemical Co., Ltd. Class H	592,878	352,962
Sinopharm Group Co., Ltd. Class H	116,000	510,889
Sinotrans, Ltd. Class H	232,000	117,920
SITC International Holdings Co., Ltd.	190,000	172,225
Sohu.com, Inc. (b)	3,924	213,662
Sun King Power Electronics Group	151,300	33,512
Sunac China Holdings, Ltd. (a)	274,000	1,254,113
Sunny Optical Technology Group Co., Ltd.	123,800	1,968,576
TAL Education Group ADR	36,645	1,235,303
TCL Multimedia Technology Holdings, Ltd. (a)	135,000	63,951
Tencent Holdings, Ltd.	657,770	28,312,734
Tian Ge Interactive Holdings, Ltd. (a) (c)	83,000	60,464
Tianjin ZhongXin Pharmaceutical Group Corp., Ltd.	33,545	36,229
Tianneng Power International, Ltd.	96,000	99,187
Tingyi Cayman Islands Holding Corp.	380,383	572,715
Tong Ren Tang Technologies Co., Ltd. Class H	137,000	175,225
TravelSky Technology, Ltd. Class H	98,000	255,329
Tsingtao Brewery Co., Ltd. Class H	86,000	329,215
Uni-President China Holdings, Ltd.	189,000	186,079
Vipshop Holdings, Ltd. ADR (b)	36,064	317,003
Want Want China Holdings, Ltd. (a)	1,061,000	745,758

See accompanying notes to financial statements.

SPDR S&P Emerging Asia Pacific ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Weibo Corp. ADR (a) (b)	1,941	$192,043
Weichai Power Co., Ltd. Class H	53,000	58,084
West China Cement, Ltd. (b)	386,000	62,763
Wisdom Sports Group (a) (b)	148,000	24,064
Xiamen International Port Co., Ltd. Class H	134,000	25,391
Xinjiang Goldwind Science & Technology Co., Ltd. Class H (a)	33,859	42,309
Xinyi Solar Holdings, Ltd.	265,200	94,391
Yangzijiang Shipbuilding Holdings, Ltd.	271,300	285,695
Yantai Changyu Pioneer Wine Co., Ltd. Class B	29,153	73,081
Yanzhou Coal Mining Co., Ltd. Class H	378,882	373,027
Yestar Healthcare Holdings Co., Ltd. (a)	375,000	165,638
YY, Inc. ADR (b)	3,458	300,085
Zhejiang Expressway Co., Ltd. Class H	218,000	271,010
Zhengzhou Coal Mining Machinery Group Co., Ltd. Class H	54,200	35,529
Zhuzhou CRRC Times Electric Co., Ltd. Class H	77,700	435,220
Zijin Mining Group Co., Ltd. Class H	982,685	337,178
ZTE Corp. Class H (b)	94,440	308,928

		187,112,182

HONG KONG — 1.9%
Alibaba Pictures Group, Ltd. (a) (b)	1,190,107	190,461
Beijing Enterprises Clean Energy Group, Ltd. (a) (b)	1,990,400	48,163
Beijing Enterprises Medical & Health Group, Ltd. (a) (b)	404,500	22,269
BEP International Holdings, Ltd. (b)	1,050,000	21,912
Carnival Group International Holdings, Ltd. (a) (b)	1,070,000	56,851
CCT Land Holdings, Ltd. (b)	10,493,000	13,434
China All Access Holdings, Ltd.	180,000	56,231
China Beidahuang Industry Group Holdings, Ltd. Class A (b)	429,600	21,176
China Chengtong Development Group, Ltd. (b)	346,074	25,698
China Fiber Optic Network System Group, Ltd. (b) (d)	686,800	—
China Financial International Investments, Ltd. (b)	540,000	16,316
China Gas Holdings, Ltd.	294,000	880,792
China High Speed Transmission Equipment Group Co., Ltd. (a)	8,000	10,263
China Jicheng Holdings, Ltd. (a) (b) (c)	2,311,500	2,959
China Minsheng Drawin Technology Group, Ltd. (b)	581,658	19,362
China NT Pharma Group Co., Ltd.	97,500	25,465
China Nuclear Energy Technology Corp., Ltd. (b)	102,000	21,025
China Overseas Property Holdings, Ltd. (a)	247,361	59,222
China Soft Power Technology Holdings, Ltd. (a) (b)	266,000	5,653

Citychamp Watch & Jewellery Group, Ltd. (a)	450,000	104,280
Comba Telecom Systems Holdings, Ltd.	345,847	65,975
CP Pokphand Co., Ltd.	830,000	66,947
Dawnrays Pharmaceutical Holdings, Ltd.	113,000	65,103
Digital China Holdings, Ltd. (a) (b)	142,000	79,993
EVA Precision Industrial Holdings, Ltd.	398,000	56,051
Fullshare Holdings, Ltd. (a) (b)	636,100	276,895
GCL-Poly Energy Holdings, Ltd. (a) (b)	892,000	122,196
Haier Electronics Group Co., Ltd. (b)	138,000	336,400
Hanergy Thin Film Power Group, Ltd. (a) (b) (d)	5,962,000	—
Hi Sun Technology China, Ltd. (b)	288,000	66,370
Hua Han Health Industry Holdings, Ltd. (a) (b) (d)	890,400	45,314
Huabao International Holdings, Ltd.	18,000	11,131
Imperial Pacific International Holdings, Ltd. (a) (b)	7,096,300	105,390
Joy City Property, Ltd.	444,000	81,857
Kingboard Chemical Holdings, Ltd.	118,200	625,753
Lee & Man Paper Manufacturing, Ltd.	220,000	281,665
Munsun Capital Group, Ltd. (a) (b)	478,200	5,510
National Agricultural Holdings, Ltd. (a) (b)	112,000	17,064
NetDragon Websoft Holdings, Ltd. (a)	53,500	178,774
Newtree Group Holdings, Ltd. (b)	306,000	17,238
Nine Dragons Paper Holdings, Ltd.	180,000	353,976
North Mining Shares Co., Ltd. (b)	2,470,000	51,230
Qianhai Health Holdings, Ltd. (a) (b)	786,374	11,578
Shimao Property Holdings, Ltd.	157,500	341,589
Sino Biopharmaceutical, Ltd.	621,000	656,722
Skyworth Digital Holdings, Ltd.	254,243	129,877
SSY Group, Ltd.	502,691	229,763
Sun Art Retail Group, Ltd.	226,000	209,776
Tech Pro Technology Development, Ltd. (b)	1,644,800	14,320
Tibet Water Resources, Ltd. (a) (b)	333,000	129,180
United Laboratories International Holdings, Ltd. (a) (b)	112,000	83,455
Victory City International Holdings, Ltd. (b)	849,915	21,872
Vinda International Holdings, Ltd.	42,000	78,938
Vision Values Holdings, Ltd. (b)	480,000	36,872
Wasion Group Holdings, Ltd. (a)	74,000	37,518
WH Group, Ltd. (c)	888,500	944,160
Xinyi Glass Holdings, Ltd. (b)	322,000	318,261

		7,756,245

INDIA — 17.7%
Adani Ports & Special Economic Zone, Ltd.	110,030	634,626
Adani Power, Ltd. (b)	79,989	36,186
AIA Engineering, Ltd.	9,352	190,233
Ajanta Pharma, Ltd.	3,695	64,193
Alembic Pharmaceuticals, Ltd.	10,907	84,516
Apollo Hospitals Enterprise, Ltd.	30,514	469,482
Apollo Tyres, Ltd.	51,929	195,370
Arvind, Ltd.	30,700	174,039
Asian Paints, Ltd.	29,163	505,263

See accompanying notes to financial statements.

SPDR S&P Emerging Asia Pacific ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Aurobindo Pharma, Ltd.	37,336	$395,337
Axis Bank, Ltd.	168,866	1,316,260
Bajaj Auto, Ltd.	6,579	313,177
Bajaj Finance, Ltd.	15,992	450,001
Bharat Electronics, Ltd. (e)	107,793	268,659
Bharat Financial Inclusion, Ltd. (b)	29,962	434,729
Bharat Forge, Ltd.	14,818	133,593
Bharat Forge, Ltd. Bonus Shares (e)	14,818	133,593
Bharat Heavy Electricals, Ltd.	168,187	216,156
Bharat Heavy Electricals, Ltd. Bonus Shares (e)	84,094	108,078
Bharat Petroleum Corp., Ltd.	48,693	351,332
Bharti Airtel, Ltd.	212,430	1,266,547
Bharti Infratel, Ltd.	52,495	320,178
Biocon, Ltd.	74,880	380,762
Bosch, Ltd.	785	246,906
Britannia Industries, Ltd.	2,673	177,774
Cadila Healthcare, Ltd.	28,982	208,691
Central Bank of India (b)	74,645	85,307
CG Power and Industrial Solutions, Ltd. (b)	88,007	106,102
Cipla, Ltd.	97,000	870,357
Coal India, Ltd.	147,830	612,978
Dabur India, Ltd.	38,681	180,614
DCB Bank, Ltd.	79,604	221,312
Divi’s Laboratories, Ltd.	10,658	139,629
DLF, Ltd.	71,370	179,518
Dr Reddy’s Laboratories, Ltd.	11,255	401,257
Eicher Motors, Ltd.	1,085	518,470
Emami, Ltd.	5,902	98,862
Escorts, Ltd.	53,205	537,304
Federal Bank, Ltd.	86,228	148,708
Fortis Healthcare, Ltd. (b)	49,820	109,830
GAIL India, Ltd.	66,812	428,622
Gillette India, Ltd.	1,011	86,789
Glenmark Pharmaceuticals, Ltd.	21,378	195,812
Godrej Consumer Products, Ltd.	34,454	484,819
Godrej Industries, Ltd.	20,315	182,950
Granules India, Ltd.	66,833	115,976
Grasim Industries, Ltd.	15,682	272,238
Gujarat Mineral Development Corp., Ltd.	48,990	103,875
Gujarat Pipavav Port, Ltd.	41,001	83,860
Havells India, Ltd.	38,960	288,174
HCL Technologies, Ltd.	53,234	712,938
HDFC Bank, Ltd.	179,770	4,969,545
Hero MotoCorp, Ltd.	13,116	757,915
Hindalco Industries, Ltd.	122,743	452,112
Hindustan Unilever, Ltd.	120,893	2,172,632
Hindustan Zinc, Ltd.	163,965	742,762
Housing Development & Infrastructure, Ltd. (b)	71,611	61,942
Housing Development Finance Corp., Ltd.	201,725	5,380,208
ICICI Bank, Ltd.	581	2,460
ICICI Bank, Ltd. ADR	214,407	1,835,324
Idea Cellular, Ltd.	215,403	255,404
IDFC, Ltd.	158,827	143,460
Indiabulls Housing Finance, Ltd.	64,698	1,195,259
Indian Hotels Co., Ltd.	347,816	619,274
Indian Oil Corp., Ltd.	118,029	723,677

IndusInd Bank, Ltd.	27,485	707,827
Infosys, Ltd. ADR	253,731	3,701,935
Ipca Laboratories, Ltd.	16,466	122,928
ITC, Ltd. GDR	298,066	1,178,553
Jain Irrigation Systems, Ltd.	72,085	104,453
Jaiprakash Associates, Ltd. (b)	342,611	94,150
Jindal Steel & Power, Ltd. (b)	63,661	131,230
JSW Steel, Ltd.	161,791	615,385
Jubilant Foodworks, Ltd.	5,662	120,569
Jubilant Life Sciences, Ltd.	11,037	111,392
Just Dial, Ltd. (b)	5,965	33,971
Karnataka Bank, Ltd.	50,710	109,890
Kotak Mahindra Bank, Ltd.	77,596	1,190,609
KPIT Technologies, Ltd.	57,774	106,977
Larsen & Toubro, Ltd. GDR	50,947	899,215
LIC Housing Finance, Ltd.	41,106	394,793
Lupin, Ltd.	27,887	432,906
Mahindra & Mahindra Financial Services, Ltd.	40,907	258,236
Mahindra & Mahindra, Ltd.	62,272	1,195,723
Manappuram Finance, Ltd.	70,984	105,031
Marico, Ltd.	56,896	270,674
Marksans Pharma, Ltd.	185,485	120,685
Maruti Suzuki India, Ltd.	3,358	410,147
Max Financial Services, Ltd. (b)	16,797	151,950
Mindtree, Ltd.	14,502	103,204
Motherson Sumi Systems, Ltd.	66,397	341,947
Natco Pharma, Ltd.	10,405	125,371
NCC, Ltd.	84,366	107,137
Nestle India, Ltd.	2,342	258,742
NTPC, Ltd.	149,808	384,038
Oil & Natural Gas Corp., Ltd.	392,611	1,027,508
Page Industries, Ltd.	851	240,219
PI Industries, Ltd.	10,086	114,340
Piramal Enterprises, Ltd.	4,513	181,180
Power Finance Corp., Ltd.	89,942	167,850
Power Grid Corp. of India, Ltd.	95,791	309,429
Rajesh Exports, Ltd.	27,941	350,503
Raymond, Ltd.	8,524	105,982
Reliance Capital, Ltd.	37,107	332,895
Reliance Communications, Ltd. (b)	208,586	61,311
Reliance Home Finance, Ltd. (b)	37,107	56,439
Reliance Industries, Ltd. GDR (c)	208,160	4,985,432
Reliance Infrastructure, Ltd.	67,787	482,614
Rural Electrification Corp., Ltd.	84,142	196,958
Shoppers Stop, Ltd.	17,754	131,307
Shriram City Union Finance, Ltd.	8,244	260,067
Shriram Transport Finance Co., Ltd.	19,876	320,840
Siemens, Ltd.	30,401	553,310
Sintex Industries, Ltd.	126,094	51,638
State Bank of India	187,342	728,058
Steel Authority of India, Ltd. (b)	228,259	187,479
Strides Shasun, Ltd.	14,941	202,545
Sun Pharma Advanced Research Co., Ltd. (b)	26,369	153,483
Sun Pharmaceutical Industries, Ltd.	127,161	979,696
Suzlon Energy, Ltd. (b)	528,836	126,299
Tata Consultancy Services, Ltd.	66,537	2,481,335
Tata Motors, Ltd. (b)	206,680	1,270,392

See accompanying notes to financial statements.

SPDR S&P Emerging Asia Pacific ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Tata Steel, Ltd.	38,084	$380,461
Tech Mahindra, Ltd.	56,023	392,684
Titan Co., Ltd.	13,746	123,013
Torrent Pharmaceuticals, Ltd.	8,812	166,061
UltraTech Cement, Ltd.	6,836	403,357
United Breweries, Ltd.	8,297	104,341
United Spirits, Ltd. (b)	9,974	366,108
UPL, Ltd.	31,672	377,475
Vakrangee, Ltd.	96,548	730,170
Vedanta, Ltd.	135,403	651,414
Wipro, Ltd. ADR	182,428	1,036,191
WNS Holdings, Ltd. ADR (b)	9,418	343,757
Wockhardt, Ltd.	20,774	195,687
Yes Bank, Ltd.	170,755	914,946
Zee Entertainment Enterprises, Ltd.	166,166	1,323,070

		73,011,468

INDONESIA — 3.6%
Ace Hardware Indonesia Tbk PT	2,147,300	193,702
Adaro Energy Tbk PT	2,602,300	352,602
AKR Corporindo Tbk PT	119,300	62,887
Astra International Tbk PT	2,769,000	1,624,107
Bank Central Asia Tbk PT	2,001,096	3,015,981
Bank Mandiri Persero Tbk PT	2,615,210	1,305,760
Bank Negara Indonesia Persero Tbk PT	501,100	275,309
Bank Rakyat Indonesia Persero Tbk PT	1,593,796	1,807,501
Charoen Pokphand Indonesia Tbk PT	337,500	68,658
Ciputra Development Tbk PT	828,796	73,533
Garda Tujuh Buana Tbk PT (b) (d)	127,500	—
Garuda Indonesia Persero Tbk PT (b)	3,152,200	78,167
Gudang Garam Tbk PT	89,800	438,699
Indocement Tunggal Prakarsa Tbk PT	255,625	358,699
Intiland Development Tbk PT	1,136,400	34,761
Kalbe Farma Tbk PT	910,700	112,578
Kawasan Industri Jababeka Tbk PT	5,978,898	135,834
Lippo Cikarang Tbk PT (b)	295,900	91,830
Lippo Karawaci Tbk PT	1,494,300	80,434
Matahari Department Store Tbk PT	85,100	58,601
Matahari Putra Prima Tbk PT (b)	410,600	19,968
Media Nusantara Citra Tbk PT	417,500	40,916
Modernland Realty Tbk PT	5,149,300	111,634
Pakuwon Jati Tbk PT	2,056,500	93,137
Pembangunan Perumahan Persero Tbk PT	701,876	120,375
Perusahaan Gas Negara Persero Tbk	1,622,740	189,755
Semen Indonesia Persero Tbk PT	499,900	375,788
Summarecon Agung Tbk PT	778,900	61,588
Surya Semesta Internusa Tbk PT	1,238,400	53,788
Telekomunikasi Indonesia Persero Tbk PT	7,803,070	2,711,290
Tiga Pilar Sejahtera Food Tbk (b)	823,000	56,826
Tower Bersama Infrastructure Tbk PT	295,200	144,104
Unilever Indonesia Tbk PT	60,000	218,168
United Tractors Tbk PT	254,645	604,992
Wijaya Karya Persero Tbk PT	663,557	88,185

		15,060,157

MALAYSIA — 3.7%
7-Eleven Malaysia Holdings Bhd Class B	242,200	89,481

AEON Credit Service M Bhd	61,350	186,556
AirAsia Bhd	221,600	181,059
Alliance Bank Malaysia Bhd	656,110	605,999
Astro Malaysia Holdings Bhd	225,200	150,400
Axiata Group Bhd	445,225	552,511
Bermaz Auto Bhd	260,080	129,963
British American Tobacco Malaysia Bhd	13,600	140,880
Bursa Malaysia Bhd	219,934	520,862
Cahya Mata Sarawak Bhd	219,300	208,264
Carlsberg Brewery Malaysia Bhd Class B	179,903	632,270
CIMB Group Holdings Bhd	379,699	566,514
Coastal Contracts Bhd	96,700	29,313
Dialog Group Bhd	575,200	272,445
Eastern & Oriental Bhd	530,441	198,483
Eco World Development Group Bhd (b)	301,900	110,822
Genting Bhd	449,700	1,017,083
Genting Malaysia Bhd	498,400	635,025
IJM Corp. Bhd	1,002,680	783,622
Inari Amertron Bhd	387,708	233,222
IOI Corp. Bhd	637,496	685,431
IOI Properties Group Bhd	541,616	259,103
Karex Bhd	379,225	135,614
KNM Group Bhd (b)	820,900	51,519
Kuala Lumpur Kepong Bhd	48,500	282,098
Land & General Bhd	1,009,000	52,571
Landmarks Bhd (b)	1,003,000	178,153
Lingkaran Trans Kota Holdings Bhd	53,300	73,212
Malayan Banking Bhd	472,756	1,066,990
Maxis Bhd	337,000	462,901
Media Prima Bhd	274,200	52,275
MKH Bhd	135,900	70,484
Muhibbah Engineering M Bhd	277,400	180,663
Nam Cheong, Ltd. (a) (b)	320,400	4,719
Oldtown Bhd	171,200	103,794
OSK Holdings Bhd	783,125	296,744
Padini Holdings Bhd	194,400	209,478
PPB Group Bhd	96,300	384,516
Press Metal Aluminium Holdings Bhd	445,240	397,526
Prestariang Bhd	179,800	76,221
Public Bank Bhd	172,820	836,576
Sapura Energy Bhd	195,100	70,231
Silverlake Axis, Ltd.	203,300	88,329
Sime Darby Bhd	341,188	728,837
TA Enterprise Bhd	616,100	92,652
Telekom Malaysia Bhd	130,509	200,902
Tenaga Nasional Bhd	301,050	1,020,968
Yinson Holdings Bhd	140,800	119,376

		15,426,657

PAKISTAN — 0.3%
Bank Alfalah, Ltd. (b)	314,000	126,465
Bank of Punjab (b)	1,276,000	119,937
Fauji Fertilizer Bin Qasim, Ltd.	411,000	139,894
Habib Bank, Ltd.	75,000	128,716
Maple Leaf Cement Factory, Ltd.	147,100	117,275
MCB Bank, Ltd.	64,500	127,990
Nishat Mills, Ltd.	90,200	124,263
Pioneer Cement, Ltd.	137,500	117,415

See accompanying notes to financial statements.

SPDR S&P Emerging Asia Pacific ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Searle Co., Ltd.	33,050	$126,746
TRG Pakistan (b)	332,000	116,377

		1,245,078

PHILIPPINES — 1.9%
Alliance Global Group, Inc.	715,100	225,794
Ayala Land, Inc.	1,454,388	1,245,403
BDO Unibank, Inc.	179,295	461,301
Belle Corp.	1,303,200	96,458
Bloomberry Resorts Corp. (b)	410,400	86,443
Cebu Air, Inc.	56,630	122,291
Cosco Capital, Inc.	1,640,000	273,766
D&L Industries, Inc.	1,451,100	288,509
DoubleDragon Properties Corp. (b)	469,370	369,586
First Gen Corp.	1,061,870	395,488
First Philippine Holdings Corp.	385,917	516,207
Globe Telecom, Inc.	2,145	86,561
GT Capital Holdings, Inc.	6,360	145,355
JG Summit Holdings, Inc.	308,860	455,999
Jollibee Foods Corp.	40,670	195,186
LT Group, Inc.	487,400	168,673
Metro Pacific Investments Corp.	1,163,100	153,402
Nickel Asia Corp.	635,184	82,525
Philex Mining Corp.	816,900	133,954
PLDT, Inc.	19,949	655,025
Puregold Price Club, Inc.	304,300	312,390
Robinsons Retail Holdings, Inc.	154,490	301,076
SM Investments Corp.	16,500	286,804
SM Prime Holdings, Inc.	943,400	639,773
Universal Robina Corp.	86,230	259,371

		7,957,340

SINGAPORE — 0.0% (f)
SIIC Environment Holdings, Ltd. (a)	142,699	56,220

TAIWAN — 20.4%
Acer, Inc. (b)	662,395	330,935
Advanced Semiconductor Engineering, Inc.	965,797	1,181,608
Advantech Co., Ltd.	45,898	326,935
Airtac International Group	12,431	171,355
Asia Cement Corp.	854,073	753,412
Asustek Computer, Inc.	126,138	1,037,839
AU Optronics Corp. ADR (a)	152,109	614,520
Catcher Technology Co., Ltd.	126,539	1,178,844
Cathay Financial Holding Co., Ltd.	1,229,604	1,954,456
Center Laboratories, Inc. (b)	52,896	81,723
Chang Hwa Commercial Bank, Ltd.	1,945,831	1,052,356
China Development Financial Holding Corp.	3,051,272	915,663
China Life Insurance Co., Ltd.	181,812	171,176
China Steel Chemical Corp.	18,877	72,834
China Steel Corp.	1,837,625	1,475,602
Chlitina Holding, Ltd.	44,000	150,904
Chunghwa Telecom Co., Ltd.	397,268	1,369,031
Compal Electronics, Inc.	950,431	675,432
CTBC Financial Holding Co., Ltd.	2,796,515	1,752,202
Delta Electronics, Inc.	302,787	1,557,670
E.Sun Financial Holding Co., Ltd.	446,475	266,495
Eclat Textile Co., Ltd.	43,365	526,975
eMemory Technology, Inc.	16,000	204,986

Epistar Corp. (b)	204,170	259,892
Everlight Electronics Co., Ltd.	153,996	243,253
Far Eastern New Century Corp.	1,094,170	865,983
Far EasTone Telecommunications Co., Ltd.	155,000	368,536
Feng TAY Enterprise Co., Ltd.	43,902	199,791
Firich Enterprises Co., Ltd. (b)	28,056	45,890
First Financial Holding Co., Ltd.	2,351,258	1,508,111
Formosa Chemicals & Fibre Corp.	641,691	1,951,059
Formosa Petrochemical Corp.	200,000	689,223
Formosa Plastics Corp.	839,137	2,540,324
Foxconn Technology Co., Ltd.	229,519	662,278
Fubon Financial Holding Co., Ltd.	1,030,998	1,608,172
Giant Manufacturing Co., Ltd.	43,000	202,068
Himax Technologies, Inc. ADR (a)	18,036	197,134
Hiwin Technologies Corp.	28,614	252,415
Hon Hai Precision Industry Co., Ltd.	1,830,950	6,339,855
Hotai Motor Co., Ltd.	39,000	449,495
HTC Corp. (b)	111,710	279,238
Hua Nan Financial Holdings Co., Ltd.	2,325,212	1,261,369
Innolux Corp.	910,753	424,982
Inventec Corp.	352,000	260,018
King Yuan Electronics Co., Ltd.	778,898	764,154
Largan Precision Co., Ltd.	12,710	2,234,016
Lite-On Technology Corp.	519,891	742,359
Macronix International (b)	621,990	949,681
Makalot Industrial Co., Ltd.	43,682	190,867
MediaTek, Inc.	209,219	1,962,894
Medigen Biotechnology Corp. (b)	14,000	20,568
Mega Financial Holding Co., Ltd.	1,745,148	1,363,936
Merry Electronics Co., Ltd.	44,000	277,140
MIN AIK Technology Co., Ltd.	32,000	28,598
Motech Industries, Inc. (b)	133,934	101,144
Nan Ya Plastics Corp.	870,759	2,145,024
Novatek Microelectronics Corp.	138,062	519,030
PChome Online, Inc.	22,957	117,722
Pegatron Corp.	328,630	852,895
Pou Chen Corp.	220,000	276,052
Powertech Technology, Inc.	217,518	626,932
President Chain Store Corp.	51,000	429,709
ProMOS Technologies, Inc. (b) (d)	1,135,850	—
Quanta Computer, Inc.	522,194	1,201,990
Radiant Opto-Electronics Corp.	44,000	103,021
Realtek Semiconductor Corp.	153,161	527,810
Shin Kong Financial Holding Co., Ltd.	2,379,980	712,644
Silicon Motion Technology Corp. ADR	3,428	164,647
Siliconware Precision Industries Co., Ltd.	401,763	642,577
SinoPac Financial Holdings Co., Ltd.	3,055,795	915,005
Synnex Technology International Corp.	210,000	252,078
Tainan Enterprises Co., Ltd.	508,830	405,232
Taishin Financial Holding Co., Ltd.	2,866,828	1,233,746
Taiwan Cement Corp.	725,216	808,347
Taiwan FU Hsing Industrial Co., Ltd.	198,000	254,976
Taiwan Mobile Co., Ltd.	271,200	965,888
Taiwan Paiho, Ltd.	28,000	128,809
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	424,082	15,924,279
Tatung Co., Ltd. (b)	767,107	313,683

See accompanying notes to financial statements.

SPDR S&P Emerging Asia Pacific ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Teco Electric and Machinery Co., Ltd.	162,000	$145,044
TPK Holding Co., Ltd. (b)	23,000	74,179
Tripod Technology Corp.	371,361	1,285,876
Uni-President Enterprises Corp.	800,971	1,677,274
United Integrated Services Co., Ltd.	520,194	880,027
United Microelectronics Corp. ADR (a)	465,807	1,164,518
Walsin Lihwa Corp.	508,000	232,021
Wistron Corp.	769,873	615,665
Yageo Corp.	127,341	886,062
Yuanta Financial Holding Co., Ltd.	1,670,383	718,853

		84,269,011

THAILAND — 4.2%
Advanced Info Service PCL (e)	173,102	991,379
Airports of Thailand PCL (e)	357,100	631,751
Bangkok Expressway & Metro PCL (e)	4,389,632	1,059,566
Beauty Community PCL (e)	280,000	134,333
BEC World PCL (e)	123,600	60,410
Bumrungrad Hospital PCL (e)	36,300	234,018
Central Plaza Hotel PCL (e)	50,300	67,494
Charoen Pokphand Foods PCL (e)	240,300	192,744
Chularat Hospital PCL (e)	1,997,200	147,320
CP ALL PCL (e)	764,000	1,506,237
Electricity Generating PCL (e)	183,099	1,290,203
Energy Absolute PCL (e)	235,200	269,757
Gunkul Engineering PCL (e)	1,356,903	163,561
Hana Microelectronics PCL (e)	106,800	152,114
Ichitan Group PCL (e)	138,600	33,247
Indorama Ventures PCL (e)	172,300	218,281
IRPC PCL (e)	3,088,939	583,518
Jasmine International PCL (e)	635,125	156,163
Kasikornbank PCL	58,254	373,804
Kasikornbank PCL NVDR	28,800	178,759
KCE Electronics PCL (e)	163,300	489,655
MC Group PCL (e)	308,100	141,347
Mega Lifesciences PCL (e)	235,100	266,118
Minor International PCL (e)	329,586	402,718
Nok Airlines PCL (b) (e)	783,900	85,089
PTG Energy PCL (e)	183,200	125,246
PTT Exploration & Production PCL (e)	318,832	855,636
PTT Global Chemical PCL NVDR	80,800	186,555
PTT PCL (e)	114,155	1,396,559
Siam Cement PCL NVDR	50,800	761,619
Siam Commercial Bank PCL (e)	244,797	1,123,057
Somboon Advance Technology PCL (e)	171,300	89,374
Srisawad Corp. PCL (e)	266,928	480,230
Superblock PCL NVDR (b)	1,050,000	40,930
SVI PCL (e)	998,700	151,227
Thai Beverage PCL	1,014,300	672,241
Thai Oil PCL (e)	398,664	1,105,740
Thai Union Group PCL Class F (e)	222,800	133,613
TMB Bank PCL (e)	2,052,300	155,076
True Corp. PCL NVDR (b)	1,478,883	270,500

		17,377,189

UNITED STATES — 0.3%
Yum China Holdings, Inc. (b)	28,000	1,119,160

TOTAL COMMON STOCKS (Cost $343,033,377)		410,390,707

WARRANTS — 0.0% (f)
THAILAND — 0.0% (f)
E for L Aim PCL (expiring 6/1/20) (b)	272,340	163
Superblock PCL (expiring 8/31/20) (b)	194,700	2,394

		2,557

TOTAL WARRANTS (Cost $0)		2,557

RIGHTS — 0.0% (f)
CHINA — 0.0% (f)
China State Construction International Holdings, Ltd. (expiring 10/3/17) (b) (e)	26,750	172

THAILAND — 0.0% (f)
Nok Airlines PCL (expiring 10/20/17) (b) (e)	783,900	49,831

TOTAL RIGHTS (Cost $83,113)		50,003

SHORT-TERM INVESTMENTS — 1.9%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (g) (h)	2,046,576	2,046,576
State Street Navigator Securities Lending Government Money Market Portfolio (g) (i)	5,790,699	5,790,699

TOTAL SHORT-TERM INVESTMENTS (Cost $7,837,275)		7,837,275

TOTAL INVESTMENTS — 101.1% (Cost $350,953,765)		418,280,542
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.1)%		(4,627,786)

NET ASSETS — 100.0%		$413,652,756

(a)	All or a portion of the shares of the security are on loan at September 30, 2017.
(b)	Non-income producing security.
(c)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 1.7% of net assets as of September 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2017, total aggregate fair value of the security is $65,474, representing less than 0.05% of the Fund’s net assets.
(e)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of September 30, 2017, total aggregate fair value of securities is $15,208,879 representing 3.7% of net assets.
(f)	Amount is less than 0.05% of net assets.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these

See accompanying notes to financial statements.

SPDR S&P Emerging Asia Pacific ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at September 30, 2017.
(i)	Investment of cash collateral for securities loaned.

ADR = American Depositary Receipt

ADS = American Depositary Shares

GDR = Global Depositary Receipt

NVDR = Non Voting Depositary Receipt

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
ASSETS:
INVESTMENTS:
Common Stocks
China	$186,996,346	$95,676	$20,160		$187,112,182
Hong Kong	7,677,474	33,457	45,314		7,756,245
India	72,745,373	266,095	—		73,011,468
Indonesia	15,060,157	—	0	(a)	15,060,157
Malaysia	15,024,412	402,245	—		15,426,657
Pakistan	1,245,078	—	—		1,245,078
Philippines	7,957,340	—	—		7,957,340
Singapore	56,220	—	—		56,220
Taiwan	84,269,011	—	0	(a)	84,269,011
Thailand	2,484,408	14,892,781	—		17,377,189
United States	1,119,160	—	—		1,119,160
Warrants
Thailand	2,557	—	—		2,557
Rights
China	—	172	—		172
Thailand	—	49,831	—		49,831
Short-Term Investments	7,837,275	—	—		7,837,275

TOTAL INVESTMENTS	$402,474,811	$15,740,257	$65,474		$418,280,542

(a)	Fund held Level 3 securities that were valued at $0 at September 30, 2017.

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	931,229	$931,229	$—	$931,229	$—	$—	—	$—	$33
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	8,585,537	6,538,961	—	—	2,046,576	2,046,576	2,657
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	8,174,727	8,174,727	—	—	—	—	1,790
State Street Navigator Securities Lending Government Money Market Portfolio*	7,123,753	7,123,753	25,321,314	26,654,368	—	—	5,790,699	5,790,699	125,979

TOTAL		$8,054,982	$42,081,578	$42,299,285	$—	$—		$7,837,275	$130,459

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

SPDR S&P China ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.4%
AEROSPACE & DEFENSE — 0.1%
AviChina Industry & Technology Co., Ltd. Class H	1,632,000	$986,216

AIR FREIGHT & LOGISTICS — 0.2%
Sinotrans, Ltd. Class H	816,000	414,754
ZTO Express Cayman, Inc. ADR (a)	116,900	1,641,276

		2,056,030

AIRLINES — 0.3%
Air China, Ltd. Class H	1,570,000	1,304,531
China Eastern Airlines Corp., Ltd. Class H (b)	1,432,000	707,686
China Southern Airlines Co., Ltd. Class H	1,138,000	783,853
Shandong Airlines Co., Ltd. Class B	106,000	188,910

		2,984,980

AUTO COMPONENTS — 0.5%
China First Capital Group, Ltd. (a)	518,000	207,579
Fuyao Glass Industry Group Co., Ltd. Class H (c)	176,400	640,268
Minth Group, Ltd.	608,000	3,183,735
Xinyi Glass Holdings, Ltd. (a)	984,000	972,574

		5,004,156

AUTOMOBILES — 2.8%
BAIC Motor Corp., Ltd. Class H (b) (c)	874,400	829,542
Brilliance China Automotive Holdings, Ltd.	1,592,000	4,239,518
Byd Co., Ltd. Class H (b)	405,000	3,756,673
Chongqing Changan Automobile Co., Ltd. Class B	727,300	961,887
Dongfeng Motor Group Co., Ltd. Class H	2,029,300	2,681,242
Geely Automobile Holdings, Ltd.	3,323,000	9,359,724
Great Wall Motor Co., Ltd. Class H (b)	2,231,000	2,742,085
Guangzhou Automobile Group Co., Ltd. Class H	1,622,637	3,756,037
Qingling Motors Co., Ltd. Class H	2,364,000	771,787

		29,098,495

BANKS — 14.0%
Agricultural Bank of China, Ltd. Class H	16,059,000	7,196,090
Bank of China, Ltd. Class H	44,996,700	22,179,484
Bank of Chongqing Co., Ltd. Class H	1,171,500	953,915
Bank of Communications Co., Ltd. Class H	13,829,824	10,092,565
China CITIC Bank Corp., Ltd. Class H	6,774,471	4,301,967
China Construction Bank Corp. Class H	60,539,623	50,225,557
China Merchants Bank Co., Ltd. Class H	2,464,735	8,662,089
China Minsheng Banking Corp., Ltd. Class H (b)	4,396,800	4,030,508

Chongqing Rural Commercial Bank Co., Ltd. Class H	1,762,000	1,116,660
Huishang Bank Corp., Ltd. Class H	1,641,000	808,871
Industrial & Commercial Bank of China, Ltd. Class H	45,692,789	33,930,144
Postal Savings Bank of China Co., Ltd. Class H (c)	834,000	479,427
Shengjing Bank Co., Ltd. Class H (c)	556,000	438,496

		144,415,773

BEVERAGES — 0.1%
Tibet Water Resources, Ltd. (a) (b)	1,405,000	545,041
Tsingtao Brewery Co., Ltd. Class H	201,000	769,444

		1,314,485

BIOTECHNOLOGY — 0.4%
3SBio, Inc. (a) (b) (c)	515,000	825,509
BeiGene, Ltd. ADR (a)	25,774	2,666,578
China Biologic Products Holdings, Inc. (a)	10,386	958,316
Shanghai Haohai Biological Technology Co., Ltd. Class H (c)	15,700	70,352

		4,520,755

BUILDING PRODUCTS — 0.0% (d)
China Lesso Group Holdings, Ltd.	356,000	242,933

CAPITAL MARKETS — 1.9%
Central China Securities Co., Ltd. Class H (b)	360,000	166,848
China Cinda Asset Management Co., Ltd. Class H	6,863,200	2,530,633
China Everbright, Ltd.	612,000	1,407,239
China Financial International Investments, Ltd. (a) (b)	4,010,000	121,162
China Galaxy Securities Co., Ltd. Class H .	1,980,000	1,736,464
China Huarong Asset Management Co., Ltd. (c)	4,992,000	2,230,540
CITIC Securities Co., Ltd. Class H	1,316,500	2,895,703
GF Securities Co., Ltd. Class H	1,014,200	2,204,811
Guotai Junan International Holdings, Ltd. (b)	1,725,000	549,919
Haitong Securities Co., Ltd. Class H	1,902,600	3,074,092
Huatai Securities Co., Ltd. Class H (c)	671,600	1,487,534
Noah Holdings, Ltd. ADS (a) (b)	14,630	469,769
Shenwan Hongyuan HK, Ltd. (b)	505,000	184,267

		19,058,981

CHEMICALS — 0.3%
China BlueChemical, Ltd. Class H	1,914,000	622,423
China Lumena New Materials Corp. (a) (b) (e)	3,564,548	—
Fufeng Group, Ltd. (a) (b)	559,000	382,891
Sinopec Shanghai Petrochemical Co., Ltd. Class H	2,645,999	1,575,262

		2,580,576

COMMERCIAL SERVICES & SUPPLIES — 1.1%
China Everbright International, Ltd.	1,825,000	2,289,808
China Evergrande Group (a) (b)	2,305,600	8,043,786

See accompanying notes to financial statements.

SPDR S&P China ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Dongjiang Environmental Co., Ltd. Class H (b)	150,200	$223,453
Yestar Healthcare Holdings Co., Ltd. (b)	687,500	303,670

		10,860,717

COMMUNICATIONS EQUIPMENT — 0.5%
BYD Electronic International Co., Ltd. (b)	487,000	1,440,293
China All Access Holdings, Ltd.	1,256,000	392,364
China Fiber Optic Network System Group, Ltd. (a) (e)	1,131,600	—
Comba Telecom Systems Holdings, Ltd.	1,384,310	264,077
Shanghai Potevio Co., Ltd. Class B (a)	264,700	220,495
Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co. Class H (b) (c)	309,000	1,178,921
ZTE Corp. Class H (a)	641,797	2,099,417

		5,595,567

CONSTRUCTION & ENGINEERING — 1.0%
China Communications Construction Co., Ltd. Class H	2,834,394	3,538,139
China Machinery Engineering Corp. Class H	455,000	284,276
China Railway Construction Corp., Ltd. Class H	1,142,875	1,448,585
China Railway Group, Ltd. Class H	2,539,000	2,099,932
China Singyes Solar Technologies Holdings, Ltd. (a) (b)	368,000	122,970
China State Construction International Holdings, Ltd. (b)	992,000	1,445,320
Concord New Energy Group, Ltd.	3,530,000	162,700
Metallurgical Corp. of China, Ltd. Class H	1,618,000	532,380
Sinopec Engineering Group Co., Ltd. Class H	1,023,000	902,412

		10,536,714

CONSTRUCTION MATERIALS — 0.6%
Anhui Conch Cement Co., Ltd. Class H	841,000	3,354,008
BBMG Corp. Class H (b)	1,229,000	623,099
China National Building Material Co., Ltd. Class H (b)	2,584,000	1,789,781
China Resources Cement Holdings, Ltd.	769,163	472,683
China Shanshui Cement Group, Ltd. (a) (b) (e)	1,896,000	91,029
CSG Holding Co., Ltd. Class B	446,200	275,922

		6,606,522

CONSUMER FINANCE — 0.2%
China Financial Services Holdings, Ltd.	2,960,000	250,118
Chong Sing Holdings FinTech Gr (a) (b)	14,954,900	2,029,549

		2,279,667

CONTAINERS & PACKAGING — 0.1%
Beijing Enterprises Clean Energy Group, Ltd. (a) (b)	9,405,714	227,595
Greatview Aseptic Packaging Co., Ltd.	452,000	277,773

		505,368

DISTRIBUTORS — 0.1%
Qianhai Health Holdings, Ltd. (a) (b)	11,000,000	161,958
Xinhua Winshare Publishing and Media Co., Ltd. Class H	587,000	480,981

		642,939

DIVERSIFIED CONSUMER SERVICES — 1.4%
China Maple Leaf Educational Systems, Ltd. (b)	452,000	505,199
Fu Shou Yuan International Group, Ltd. (b)	681,000	448,147
New Oriental Education & Technology Group, Inc. ADR	82,130	7,248,794
TAL Education Group ADR	195,108	6,577,091

		14,779,231

DIVERSIFIED FINANCIAL SERVICES — 0.1%
Far East Horizon, Ltd.	1,095,000	1,029,012

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.1%
China Communications Services Corp., Ltd. Class H	2,059,600	1,060,032
China Telecom Corp., Ltd. Class H	8,896,951	4,556,289
China Unicom Hong Kong, Ltd. (a)	3,639,805	5,060,786
CITIC Telecom International Holdings, Ltd.	1,158,000	333,581

		11,010,688

ELECTRICAL EQUIPMENT — 0.4%
Dongfang Electric Corp., Ltd. Class H (a) (b)	245,400	242,236
Shanghai Electric Group Co., Ltd. Class H (a) (b)	2,002,000	881,724
Tech Pro Technology Development, Ltd. (a)	4,481,396	39,015
Xinjiang Goldwind Science & Technology Co., Ltd. Class H (b)	345,560	431,801
Zhuzhou CRRC Times Electric Co., Ltd. Class H	406,100	2,274,684

		3,869,460

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.0%
AAC Technologies Holdings, Inc.	454,745	7,638,565
Anxin-China Holdings, Ltd. (a) (e)	3,068,000	—
AVIC International Holdings, Ltd. Class H	628,030	353,788
Digital China Holdings, Ltd. (a) (b)	715,000	402,781
Dongxu Optoelectronic Technology Co., Ltd. Class B	1,410,700	1,157,718
FIT Hon Teng, Ltd. (a) (c)	775,000	499,091
Ju Teng International Holdings, Ltd.	1,042,000	410,893
Kingboard Chemical Holdings, Ltd.	520,999	2,758,179
Kingboard Laminates Holdings, Ltd.	326,000	526,728

See accompanying notes to financial statements.

SPDR S&P China ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Sunny Optical Technology Group Co., Ltd.	405,000	$6,440,012
Wasion Group Holdings, Ltd. (b)	354,000	179,477

		20,367,232

ENERGY EQUIPMENT & SERVICES — 0.2%
Anton Oilfield Services Group (a) (b)	918,000	90,499
China Oilfield Services, Ltd. Class H	1,185,900	1,085,586
Hilong Holding, Ltd.	665,000	101,316
Sinopec Oilfield Service Corp. Class H (a) (b)	1,288,000	224,267

		1,501,668

FOOD & STAPLES RETAILING — 0.4%
China Resources Beer Holdings Co., Ltd.	993,667	2,690,675
Sun Art Retail Group, Ltd.	1,358,000	1,260,515

		3,951,190

FOOD PRODUCTS — 1.8%
China Agri-Industries Holdings, Ltd.	1,551,600	723,088
China Huishan Dairy Holdings Co., Ltd. (a) (b) (e)	2,729,000	—
China Huiyuan Juice Group, Ltd. (a)	701,000	216,294
China Mengniu Dairy Co., Ltd. (a)	1,821,220	5,094,762
China Yurun Food Group, Ltd. (a)	1,128,000	134,308
CP Pokphand Co., Ltd.	3,172,000	255,849
Health and Happiness H&H International Holdings, Ltd. (a) (b)	154,000	752,186
Imperial Pacific International Holdings, Ltd. (a) (b)	29,050,300	431,438
Tingyi Cayman Islands Holding Corp.	1,421,844	2,140,767
Uni-President China Holdings, Ltd.	1,168,400	1,150,345
Want Want China Holdings, Ltd. (b)	4,455,933	3,131,995
WH Group, Ltd. (c)	4,551,606	4,836,741
YuanShengTai Dairy Farm, Ltd. (a)	2,286,000	114,143

		18,981,916

GAS UTILITIES — 0.6%
China Gas Holdings, Ltd.	1,420,000	4,254,164
China Oil & Gas Group, Ltd.	1,616,000	109,655
China Resources Gas Group, Ltd.	609,000	2,120,783

		6,484,602

HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	1,596,000	1,129,973

HEALTH CARE PROVIDERS & SERVICES — 0.5%
China Resources Phoenix Healthcare Holdings Co., Ltd. (b)	405,000	505,038
Huayi Tencent Entertainment Co., Ltd. (a) (b)	1,320,000	58,305
Shanghai Pharmaceuticals Holding Co., Ltd. Class H	670,000	1,636,678
Sinopharm Group Co., Ltd. Class H	728,400	3,208,030

		5,408,051

HOTELS, RESTAURANTS & LEISURE — 1.3%
Ajisen China Holdings, Ltd.	458,000	208,163
China Lodging Group, Ltd. ADR (a)	17,519	2,081,608

China Travel International Investment Hong Kong, Ltd. (b)	2,866,000	1,049,427
Shanghai Jin Jiang International Hotels Group Co., Ltd. Class H	1,168,187	436,722
Yum China Holdings, Inc. (a)	230,992	9,232,750

		13,008,670

HOUSEHOLD DURABLES — 0.3%
Haier Electronics Group Co., Ltd. (a)	887,000	2,162,224
Hisense Kelon Electrical Holdings Co., Ltd. Class H	295,000	322,922
Skyworth Digital Holdings, Ltd.	1,619,423	827,262

		3,312,408

HOUSEHOLD PRODUCTS — 0.1%
Vinda International Holdings, Ltd.	410,000	770,584

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.0%
Beijing Jingneng Clean Energy Co., Ltd. Class H	1,166,000	325,436
CGN Power Co., Ltd. Class H (c)	7,503,000	2,074,907
China Datang Corp. Renewable Power Co., Ltd. Class H	1,919,000	240,775
China Longyuan Power Group Corp., Ltd. Class H	2,233,000	1,663,879
China Power International Development, Ltd.	2,281,000	750,531
China Resources Power Holdings Co., Ltd.	1,190,092	2,148,373
Datang International Power Generation Co., Ltd. Class H (a)	2,868,287	918,063
Huadian Fuxin Energy Corp., Ltd. Class H (b)	1,832,000	422,190
Huadian Power International Corp., Ltd. Class H	974,000	394,054
Huaneng Power International, Inc. Class H	2,576,129	1,593,033

		10,531,241

INDUSTRIAL CONGLOMERATES — 0.9%
Beijing Enterprises Holdings, Ltd.	405,500	2,180,470
CITIC, Ltd.	4,042,000	5,971,895
Shanghai Industrial Holdings, Ltd.	302,000	914,425

		9,066,790

INSURANCE — 5.3%
China Life Insurance Co., Ltd. Class H	4,507,040	13,416,042
China Pacific Insurance Group Co., Ltd. Class H	1,495,400	6,442,471
China Taiping Insurance Holdings Co., Ltd.	752,491	2,013,528
Fanhua, Inc. ADR	25,756	323,753
New China Life Insurance Co., Ltd. Class H	396,100	2,238,956
People’s Insurance Co. Group of China, Ltd. Class H	4,669,000	2,086,216
PICC Property & Casualty Co., Ltd. Class H	2,830,858	4,994,331

See accompanying notes to financial statements.

SPDR S&P China ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Ping An Insurance Group Co. of China, Ltd. Class H	3,059,100	$23,479,720

		54,995,017

INTERNET & CATALOG RETAIL — 3.1%
Ctrip.com International, Ltd. ADR (a)	227,972	12,023,243
JD.com, Inc. ADR (a)	477,473	18,239,469
Vipshop Holdings, Ltd. ADR (a)	215,181	1,891,441

		32,154,153

INTERNET SOFTWARE & SERVICES — 31.5%
21Vianet Group, Inc. ADR (a) (b)	39,006	221,944
58.com, Inc. ADR (a)	47,575	3,003,885
Alibaba Group Holding, Ltd. ADR (a) (b)	672,910	116,218,286
Autohome, Inc. ADR (a)	25,658	1,541,533
Baidu, Inc. ADR (a)	160,440	39,739,384
Baozun, Inc. ADR (a) (b)	13,995	458,476
Bitauto Holdings, Ltd. ADR (a)	18,567	829,574
Fang Holdings, Ltd. ADR (a) (b)	114,086	462,048
Momo, Inc. ADR (a)	27,947	875,859
NetEase, Inc. ADR	44,799	11,818,424
Phoenix New Media, Ltd. ADR (a)	38,968	229,521
SINA Corp. (a)	40,778	4,675,198
Sohu.com, Inc. (a)	26,580	1,447,281
Tencent Holdings, Ltd.	3,205,415	137,972,336
Tian Ge Interactive Holdings, Ltd. (b) (c)	129,000	93,975
Weibo Corp. ADR (a) (b)	27,089	2,680,186
YY, Inc. ADR (a)	24,757	2,148,412

		324,416,322

IT SERVICES — 0.3%
AGTech Holdings, Ltd. (a) (b)	1,436,000	288,645
Chinasoft International, Ltd. (a) (b)	550,000	304,902
Hi Sun Technology China, Ltd. (a)	1,365,000	314,569
TravelSky Technology, Ltd. Class H	812,000	2,115,585

		3,023,701

LIFE SCIENCES TOOLS & SERVICES — 0.1%
Genscript Biotech Corp. (b)	418,000	399,232
Wuxi Biologics Cayman, Inc. (a) (c)	104,500	527,805

		927,037

MACHINERY — 1.2%
China Conch Venture Holdings, Ltd.	696,000	1,354,450
China International Marine Containers Group Co., Ltd. Class H	513,700	970,747
CIMC Enric Holdings, Ltd. (a) (b)	578,000	378,145
CRRC Corp., Ltd. Class H	2,634,950	2,341,218
First Tractor Co., Ltd. Class H (b)	352,000	168,098
Haitian International Holdings, Ltd.	599,000	1,721,683
Lonking Holdings, Ltd.	2,206,000	929,205
Weichai Power Co., Ltd. Class H	2,033,680	2,228,776
Yangzijiang Shipbuilding Holdings, Ltd.	1,776,500	1,870,757
Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H (b)	855,400	376,736

		12,339,815

MARINE — 0.2%
COSCO SHIPPING Development Co., Ltd. Class H (a)	2,084,500	472,373
COSCO SHIPPING Energy Transportation Co., Ltd. Class H	815,800	452,253
COSCO SHIPPING Holdings Co., Ltd. Class H (a)	1,405,175	753,797
SITC International Holdings Co., Ltd.	668,000	605,508

		2,283,931

MEDIA — 0.2%
Alibaba Pictures Group, Ltd. (a) (b)	6,950,000	1,112,256
Poly Culture Group Corp., Ltd. Class H	91,800	219,548
Wisdom Sports Group (a) (b)	1,037,000	168,614

		1,500,418

METALS & MINING — 1.2%
Aluminum Corp. of China, Ltd. Class H (a) (b)	3,462,000	3,107,099
Angang Steel Co., Ltd. Class H (b)	1,015,720	895,990
China Hongqiao Group, Ltd. (a) (b)	433,000	390,829
China Metal Recycling Holdings, Ltd. (a) (b) (e)	268,085	—
China Molybdenum Co., Ltd. Class H (b)	3,615,000	2,170,657
China Zhongwang Holdings, Ltd. (b)	804,400	410,918
Jiangxi Copper Co., Ltd. Class H	927,000	1,464,552
Maanshan Iron & Steel Co., Ltd. Class H (a) (b)	1,732,000	847,074
MMG, Ltd. (a) (b)	1,160,000	516,830
Munsun Capital Group, Ltd. (a) (b)	4,092,000	47,151
Shougang Fushan Resources Group, Ltd.	2,592,000	587,379
Zhaojin Mining Industry Co., Ltd. Class H (b)	732,500	618,959
Zijin Mining Group Co., Ltd. Class H	4,880,750	1,674,678

		12,732,116

MULTILINE RETAIL — 0.1%
Golden Eagle Retail Group, Ltd. (b)	513,120	603,732
Parkson Retail Group, Ltd. (b)	1,596,500	269,807

		873,539

OIL, GAS & CONSUMABLE FUELS — 4.2%
China Coal Energy Co., Ltd. Class H (b)	1,766,013	834,316
China Petroleum & Chemical Corp. Class H	15,128,640	11,330,936
China Shenhua Energy Co., Ltd. Class H	2,224,700	5,229,428
China Suntien Green Energy Corp., Ltd. Class H (b)	941,000	233,723
CNOOC, Ltd.	9,877,174	12,746,862
Kunlun Energy Co., Ltd. (b)	2,435,400	2,379,057
NewOcean Energy Holdings, Ltd. (a) (b)	706,000	192,528
PetroChina Co., Ltd. Class H	12,686,930	8,040,291
Sinopec Kantons Holdings, Ltd.	1,012,000	681,517

See accompanying notes to financial statements.

SPDR S&P China ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Yanzhou Coal Mining Co., Ltd. Class H (b)	1,227,900	$1,208,925

		42,877,583

PAPER & FOREST PRODUCTS — 0.4%
Lee & Man Paper Manufacturing, Ltd.	1,559,000	1,995,980
Nine Dragons Paper Holdings, Ltd.	1,286,000	2,528,961

		4,524,941

PERSONAL PRODUCTS — 0.5%
Hengan International Group Co., Ltd.	505,500	4,679,177

PHARMACEUTICALS — 1.4%
China Animal Healthcare, Ltd. (a) (b) (e)	763,600	—
China Medical System Holdings, Ltd.	795,300	1,388,850
China Resources Pharmaceutical Group, Ltd. (c)	638,000	758,017
China Shineway Pharmaceutical Group, Ltd.	294,000	261,603
Consun Pharmaceutical Group, Ltd.	579,000	487,769
CSPC Pharmaceutical Group, Ltd.	2,148,000	3,597,096
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class H	192,000	501,466
Hua Han Health Industry Holdings, Ltd. (a) (b) (e)	3,728,400	189,745
Luye Pharma Group, Ltd. (b)	1,039,000	606,583
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	204,000	846,224
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd. Class H (b)	515,000	263,081
Sihuan Pharmaceutical Holdings Group, Ltd. (b)	1,297,000	471,594
Sino Biopharmaceutical, Ltd.	3,245,000	3,431,664
SSY Group, Ltd.	1,826,332	834,753
Tong Ren Tang Technologies Co., Ltd. Class H (b)	403,000	515,443

		14,153,888

REAL ESTATE MANAGEMENT & DEVELOPMENT — 5.6%
Agile Group Holdings, Ltd. (b)	1,404,747	2,050,279
Beijing Capital Land, Ltd. Class H	820,000	457,731
Carnival Group International Holdings, Ltd. (a) (b)	6,856,800	364,317
China Jinmao Holdings Group, Ltd.	1,562,000	785,930
China Overseas Land & Investment, Ltd.	2,547,862	8,285,518
China Overseas Property Holdings, Ltd. (b)	942,620	225,677
China Resources Land, Ltd.	1,818,555	5,564,605
China South City Holdings, Ltd.	2,106,000	601,275
China Vanke Co., Ltd. Class H	841,864	2,770,034
CIFI Holdings Group Co., Ltd.	990,000	551,359
Colour Life Services Group Co., Ltd. (a) (b)	282,000	183,049
Country Garden Holdings Co., Ltd.	4,667,500	7,421,915
Fullshare Holdings, Ltd. (a) (b)	3,952,500	1,720,524

Future Land Holdings Co., Ltd. Class A	588,294	1,582,589
Greentown China Holdings, Ltd. (b)	370,500	445,888
Guangzhou R&F Properties Co., Ltd. Class H	936,224	2,169,544
Hopson Development Holdings, Ltd.	390,000	444,890
Hydoo International Holding, Ltd. (a)	1,290,000	130,475
Kaisa Group Holdings, Ltd. (a)	884,000	657,565
KWG Property Holding, Ltd.	789,806	844,339
Longfor Properties Co., Ltd.	865,000	2,181,687
Poly Property Group Co., Ltd. (a)	1,260,000	646,882
Redco Properties Group, Ltd. (b) (c)	398,200	187,611
Renhe Commercial Holdings Co., Ltd. (a) (b)	8,567,000	197,429
Shanghai Jinqiao Export Processing Zone Development Co., Ltd. Class B	297,650	430,402
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. Class B	779,960	1,240,916
Shenzhen Investment, Ltd.	1,840,606	834,208
Shimao Property Holdings, Ltd.	1,118,441	2,425,697
Shui On Land, Ltd.	2,955,500	760,566
Sino-Ocean Group Holding, Ltd.	3,304,212	2,204,021
SOHO China, Ltd. (a)	907,500	519,355
Sunac China Holdings, Ltd. (b)	1,201,300	5,498,416
Yanlord Land Group, Ltd.	397,300	541,261
Yuexiu Property Co., Ltd.	6,148,000	1,251,529
Yuzhou Properties Co., Ltd.	2,456,840	1,327,392
Zall Group, Ltd. (a) (b)	624,000	434,604

		57,939,479

ROAD & RAIL — 0.2%
CAR, Inc. (a) (b)	773,300	706,897
Dazhong Transportation Group Co., Ltd. Class B	372,000	257,796
Guangshen Railway Co., Ltd. Class H (b)	1,410,000	826,789

		1,791,482

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.5%
China Soft Power Technology Holdings, Ltd. (a) (b)	2,191,000	46,565
GCL-Poly Energy Holdings, Ltd. (a) (b)	6,901,000	945,379
Hanergy Thin Film Power Group, Ltd. (a) (b) (e)	17,589,376	—
JinkoSolar Holding Co., Ltd. ADR (a) (b)	13,380	333,831
Semiconductor Manufacturing International Corp. (a) (b)	2,135,600	2,411,563
Shunfeng International Clean Energy, Ltd. (a)	670,000	36,885
Xinyi Solar Holdings, Ltd. (b)	2,452,000	872,721

		4,646,944

See accompanying notes to financial statements.

SPDR S&P China ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

SOFTWARE — 0.3%
Boyaa Interactive International, Ltd. (a) (b)	299,000	$119,436
Cheetah Mobile, Inc. ADR (a) (b)	15,260	128,337
Kingdee International Software Group Co., Ltd. (a) (b)	1,020,000	449,230
Kingsoft Corp., Ltd.	495,000	1,153,418
NetDragon Websoft Holdings, Ltd. (b)	202,000	674,997
Shanghai Baosight Software Co., Ltd. Class B	345,500	530,688
V1 Group, Ltd. (a)	2,066,000	71,417

		3,127,523

SPECIALTY RETAIL — 0.3%
BEP International Holdings, Ltd. (a) (b)	5,550,000	115,822
China Harmony New Energy Auto Holding, Ltd. (a) (b)	798,000	463,841
China ZhengTong Auto Services Holdings, Ltd. (b)	32,000	34,742
GOME Retail Holdings, Ltd. (b)	6,839,279	770,554
Grand Baoxin Auto Group, Ltd. (a)	857,574	492,978
Hengdeli Holdings, Ltd. (b)	2,576,895	140,215
Zhongsheng Group Holdings, Ltd.	516,500	1,118,873

		3,137,025

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.5%
Coolpad Group, Ltd. (a) (e)	2,629,400	121,190
Huaneng Renewables Corp., Ltd. Class H	2,410,000	796,062
Lenovo Group, Ltd.	4,454,000	2,457,749
Meitu, Inc. (a) (b) (c)	1,100,500	1,563,951

		4,938,952

TEXTILES, APPAREL & LUXURY GOODS — 0.8%
ANTA Sports Products, Ltd.	598,000	2,515,050
Bosideng International Holdings, Ltd.	3,198,000	294,796
China Dongxiang Group Co., Ltd.	3,001,000	522,534
China Jicheng Holdings, Ltd. (a) (b) (c)	9,215,000	11,798
Cosmo Lady China Holdings Co., Ltd. (b) (c)	301,000	118,308
Lao Feng Xiang Co., Ltd. Class B	172,911	668,128
Li Ning Co., Ltd. (a)	1,329,207	1,184,437
Shenzhou International Group Holdings, Ltd.	405,000	3,173,339

		8,488,390

TRADING COMPANIES & DISTRIBUTORS — 0.0% (d)
CITIC Resources Holdings, Ltd. (b)	1,806,000	208,099

TRANSPORTATION INFRASTRUCTURE — 1.2%
Anhui Expressway Co., Ltd. Class H	612,000	466,207
Beijing Capital International Airport Co., Ltd. Class H	1,385,939	2,065,414
China Merchants Port Holdings Co., Ltd.	818,681	2,526,049

COSCO SHIPPING International Hong Kong Co., Ltd.	606,000	257,585
COSCO SHIPPING Ports, Ltd.	1,050,397	1,168,647
Dalian Port PDA Co., Ltd. Class H	1,170,200	202,257
HNA Infrastructure Co., Ltd.	387,000	366,651
Jiangsu Expressway Co., Ltd. Class H	782,795	1,198,641
Qingdao Port International Co., Ltd. Class H (c)	850,000	541,949
Shenzhen Expressway Co., Ltd. Class H	616,000	597,806
Shenzhen International Holdings, Ltd.	706,121	1,327,135
Sichuan Expressway Co., Ltd. Class H	804,000	323,218
Xiamen International Port Co., Ltd. Class H	975,000	184,747
Yuexiu Transport Infrastructure, Ltd.	376,000	282,576
Zhejiang Expressway Co., Ltd. Class H	818,000	1,016,910

		12,525,792

WATER UTILITIES — 0.6%
Beijing Enterprises Water Group, Ltd. (a)	3,244,000	2,612,411
CT Environmental Group, Ltd. (b)	1,736,400	248,988
Guangdong Investment, Ltd.	2,024,000	2,886,727
Kangda International Environmental Co., Ltd. (a) (c)	743,000	160,763

		5,908,889

WIRELESS TELECOMMUNICATION SERVICES — 3.3%
China Mobile, Ltd.	3,329,504	33,739,645

TOTAL COMMON STOCKS (Cost $838,904,084)		1,022,427,448

RIGHTS — 0.0% (d)
CONSTRUCTION & ENGINEERING — 0.0% (d)
China State Construction International Holdings, Ltd. (expiring 10/3/17) (a) (f) (Cost $0)	124,000	794

SHORT-TERM INVESTMENTS — 2.4%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (g) (h)	2,785,729	2,785,729
State Street Navigator Securities Lending Government Money Market Portfolio (g) (i)	22,187,451	22,187,451

TOTAL SHORT-TERM INVESTMENTS (Cost $24,973,180)		24,973,180

TOTAL INVESTMENTS — 101.8% (Cost $863,877,264)		1,047,401,422
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.8)%		(18,162,310)

NET ASSETS — 100.0%		$1,029,239,112

See accompanying notes to financial statements.

SPDR S&P China ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2017.
(c)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 1.9% of net assets as of September 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Amount shown represents less than 0.05% of net assets.
(e)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2017, total aggregate fair value of the security is $401,964, representing less than 0.05% of the Fund’s net assets.
(f)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of September 30, 2017, total aggregate fair value of securities is $794 representing less than 0.05% of net assets.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at September 30, 2017.
(i)	Investment of cash collateral for securities loaned.

ADR = American Depositary Receipt

ADS = American Depositary Shares

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$986,216	$—	$—		$986,216
Air Freight & Logistics	2,056,030	—	—		2,056,030
Airlines	2,984,980	—	—		2,984,980
Auto Components	5,004,156	—	—		5,004,156
Automobiles	29,098,495	—	—		29,098,495
Banks	144,415,773	—	—		144,415,773
Beverages	1,314,485	—	—		1,314,485
Biotechnology	4,520,755	—	—		4,520,755
Building Products	242,933	—	—		242,933
Capital Markets	19,058,981	—	—		19,058,981
Chemicals	2,580,576	—	0	(a)	2,580,576
Commercial Services & Supplies	10,860,717	—	—		10,860,717
Communications Equipment	5,595,567	—	0	(a)	5,595,567
Construction & Engineering	10,536,714	—	—		10,536,714
Construction Materials	6,515,493	—	91,029		6,606,522
Consumer Finance	2,279,667	—	—		2,279,667
Containers & Packaging	505,368	—	—		505,368
Distributors	642,939	—	—		642,939
Diversified Consumer Services	14,779,231	—	—		14,779,231
Diversified Financial Services	1,029,012	—	—		1,029,012
Diversified Telecommunication Services	11,010,688	—	—		11,010,688
Electrical Equipment	3,869,460	—	—		3,869,460
Electronic Equipment, Instruments & Components	20,367,232	—	0	(a)	20,367,232
Energy Equipment & Services	1,501,668	—	—		1,501,668
Food & Staples Retailing	3,951,190	—	—		3,951,190
Food Products	18,981,916	—	0	(a)	18,981,916
Gas Utilities	6,484,602	—	—		6,484,602
Health Care Equipment & Supplies	1,129,973	—	—		1,129,973
Health Care Providers & Services	5,408,051	—	—		5,408,051
Hotels, Restaurants & Leisure	13,008,670	—	—		13,008,670
Household Durables	3,312,408	—	—		3,312,408
Household Products	770,584	—	—		770,584
Independent Power Producers & Energy Traders	10,531,241	—	—		10,531,241
Industrial Conglomerates	9,066,790	—	—		9,066,790

See accompanying notes to financial statements.

SPDR S&P China ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Insurance	$54,995,017	$—	$—		$54,995,017
Internet & Catalog Retail	32,154,153	—	—		32,154,153
Internet Software & Services	324,416,322	—	—		324,416,322
IT Services	3,023,701	—	—		3,023,701
Life Sciences Tools & Services	927,037	—	—		927,037
Machinery	12,339,815	—	—		12,339,815
Marine	2,283,931	—	—		2,283,931
Media	1,500,418	—	—		1,500,418
Metals & Mining	12,341,287	390,829	0	(a)	12,732,116
Multiline Retail	873,539	—	—		873,539
Oil, Gas & Consumable Fuels	42,877,583	—	—		42,877,583
Paper & Forest Products	4,524,941	—	—		4,524,941
Personal Products	4,679,177	—	—		4,679,177
Pharmaceuticals	13,964,143	—	189,745		14,153,888
Real Estate Management & Development	57,939,479	—	—		57,939,479
Road & Rail	1,791,482	—	—		1,791,482
Semiconductors & Semiconductor Equipment	4,646,944	—	0	(a)	4,646,944
Software	3,127,523	—	—		3,127,523
Specialty Retail	3,137,025	—	—		3,137,025
Technology Hardware, Storage & Peripherals	4,817,762	—	121,190		4,938,952
Textiles, Apparel & Luxury Goods	8,476,592	11,798	—		8,488,390
Trading Companies & Distributors	208,099	—	—		208,099
Transportation Infrastructure	12,525,792	—	—		12,525,792
Water Utilities	5,908,889	—	—		5,908,889
Wireless Telecommunication Services	33,739,645	—	—		33,739,645
Rights
Construction & Engineering	—	794	—		794
Short-Term Investments	24,973,180	—	—		24,973,180

TOTAL INVESTMENTS	$1,046,596,037	$403,421	$401,964		$1,047,401,422

(a)	Fund held Level 3 securities that were valued at $0 at September 30, 2017.

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	1,571,854	$1,571,854	$—	$1,571,854	$—	$—	—	$—	$37
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	23,343,342	20,557,613	—	—	2,785,729	2,785,729	5,691
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	51,152,218	51,152,218	—	—	—	—	3,226
State Street Navigator Securities Lending Government Money Market Portfolio*	32,855,648	32,855,648	75,739,293	86,407,490	—	—	22,187,451	22,187,451	809,047

TOTAL		$34,427,502	$150,234,853	$159,689,175	$—	$—		$24,973,180	$818,001

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

SPDR MSCI China A Shares IMI ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.6%
AEROSPACE & DEFENSE — 0.9%
AECC Aero Science and Technology Co., Ltd. Class A (a)	400	$1,706
AECC Aero-Engine Control Co., Ltd. Class A	700	2,104
AECC Aviation Power Co., Ltd. Class A	800	3,766
AVIC Aircraft Co., Ltd. Class A	1,400	4,053
AVIC Helicopter Co., Ltd. Class A	400	2,632
Changchun UP Optotech Co., Ltd. Class A	600	1,754
China Avionics Systems Co., Ltd. Class A	800	1,957
China Spacesat Co., Ltd. Class A	700	2,967

		20,939

AIR FREIGHT & LOGISTICS — 0.5%
Citic Offshore Helicopter Co., Ltd. Class A (a) (b)	1,300	2,612
Jiangsu Aucksun Co., Ltd. Class A	4,700	6,453
Sinotrans Air Transportation Development Co., Ltd. Class A	1,100	2,967

		12,032

AIRLINES — 1.0%
Air China, Ltd. Class A	3,000	3,938
China Eastern Airlines Corp., Ltd. Class A	4,300	4,376
China Southern Airlines Co., Ltd. Class A	4,700	5,851
Hainan Airlines Holding Co., Ltd. Class A	11,900	5,822
Spring Airlines Co., Ltd. Class A	700	3,521

		23,508

AUTO COMPONENTS — 2.0%
Anhui Zhongding Sealing Parts Co., Ltd. Class A	1,500	4,708
China Shipbuilding Industry Group Power Co., Ltd. Class A	1,000	3,769
Fangda Special Steel Technology Co., Ltd. Class A	2,400	4,668
Fuyao Glass Industry Group Co., Ltd. Class A	2,500	9,593
Greatoo Intelligent Equipment, Inc.	5,100	2,388
Huayu Automotive Systems Co., Ltd. Class A	1,700	5,771
Sailun Jinyu Group Co., Ltd. Class A	5,940	3,335
Wanxiang Qianchao Co., Ltd. Class A	1,560	2,841
Weifu High-Technology Group Co., Ltd. Class A	1,000	3,673
Wuhu Shunrong Sanqi Interactive Entertainment Network Technology Co., Ltd. Class A	800	2,686
Zhejiang Wanfeng Auto Wheel Co., Ltd. Class A	1,320	3,885

		47,317

AUTOMOBILES — 1.1%
Anhui Jianghuai Automobile Group Corp., Ltd Class A	1,400	2,375
Beiqi Foton Motor Co., Ltd. Class A	10,600	4,947
BYD Co., Ltd. Class A	700	7,197
Chongqing Changan Automobile Co., Ltd. Class A	2,200	4,693
FAW CAR Co., Ltd. Class A (a)	1,500	3,107
Haima Automobile Group Co., Ltd. Class A (a)	4,100	3,315

		25,634

BANKS — 10.9%
Agricultural Bank of China, Ltd. Class A	38,400	22,082
Bank of Beijing Co., Ltd. Class A	2,736	3,073
Bank of China, Ltd. Class A	37,100	23,010
Bank of Communications Co., Ltd. Class A	12,800	12,178
Bank of Nanjing Co., Ltd. Class A	5,544	6,602
Bank of Ningbo Co., Ltd. Class A	3,900	9,264
China CITIC Bank Corp., Ltd. Class A	3,200	3,035
China Everbright Bank Co., Ltd. Class A	20,300	12,376
China Merchants Bank Co., Ltd. Class A	10,300	39,617
China Minsheng Banking Corp., Ltd. Class A	14,500	17,506
Huaxia Bank Co., Ltd. Class A	7,320	10,215
Industrial & Commercial Bank of China, Ltd. Class A	15,600	14,090
Industrial Bank Co., Ltd. Class A	14,400	37,481
Ping An Bank Co., Ltd. Class A	8,520	14,250
Shanghai Pudong Development Bank Co., Ltd. Class A	16,302	31,584

		256,363

BEVERAGES — 5.2%
Beijing Yanjing Brewery Co., Ltd. Class A	3,200	3,102
Chongqing Brewery Co., Ltd. Class A	2,200	7,309
Hainan Yedao Co., Ltd. Class A (a)	1,400	2,110
Hebei Hengshui Laobaigan Liquor Co., Ltd. Class A (b)	750	3,014
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd. Class A	500	7,640
Kweichow Moutai Co., Ltd. Class A	1,000	77,925
Luzhou Laojiao Co., Ltd. Class A	1,400	11,823
Qinghai Huzhu Barley Wine Co., Ltd. Class A	1,100	3,014
Tsingtao Brewery Co., Ltd. Class A	700	3,247
Zhejiang Guyuelongshan Shaoxing Wine Co., Ltd. Class A	2,100	3,073

		122,257

BIOTECHNOLOGY — 0.5%
Beijing SL Pharmaceutical Co., Ltd. Class A	600	2,453
Da An Gene Co., Ltd. of Sun Yat-Sen University Class A	660	1,993
Hualan Biological Engineering, Inc. Class A	800	3,277
Shanghai RAAS Blood Products Co., Ltd. Class A	1,620	5,075

		12,798

BUILDING PRODUCTS — 0.2%
Zhejiang Dun’An Artificial Environment Co., Ltd. Class A	1,400	2,171
Zhejiang Goldensea Environment Technology Co., Ltd. Class A	1,000	2,718

		4,889

CAPITAL MARKETS — 5.1%
China Merchants Securities Co., Ltd. Class A	3,700	11,914
CITIC Securities Co., Ltd. Class A	3,600	9,858
Dongxing Securities Co., Ltd. Class A	1,800	4,983
Everbright Securities Co., Ltd. Class A	2,100	4,909
GF Securities Co., Ltd. Class A	3,100	8,857
Guosen Securities Co., Ltd. Class A	2,300	4,740
Haitong Securities Co., Ltd. Class A	3,600	8,010

See accompanying notes to financial statements.

SPDR MSCI China A Shares IMI ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Huatai Securities Co., Ltd. Class A	3,000	$10,215
Industrial Securities Co., Ltd. Class A	5,590	7,128
Northeast Securities Co., Ltd. Class A	3,600	5,582
Orient Securities Co., Ltd. Class A	2,200	5,319
Pacific Securities Co., Ltd. Class A	11,505	7,222
Sealand Securities Co., Ltd. Class A	4,950	4,382
Shanxi Securities Co., Ltd. Class A	2,700	4,593
Shenwan Hongyuan Group Co., Ltd. Class A	8,910	7,820
Sinolink Securities Co., Ltd. Class A	2,600	4,591
Southwest Securities Co., Ltd. Class A	5,500	4,819
Western Securities Co., Ltd. Class A	2,268	5,323

		120,265

CHEMICALS — 5.4%
Anhui Sierte Fertilizer Industry, Ltd. Co. Class A	1,300	1,748
Anhui Wanwei Updated High-Tech Material Industry Co., Ltd. Class A (a)	4,100	2,759
Befar Group Co., Ltd. Class A	5,520	7,279
China Hainan Rubber Industry Group Co., Ltd. Class A (a)	3,200	3,097
Do-Fluoride Chemicals Co., Ltd. Class A	400	1,583
Gpro Titanium Industry Co., Ltd. Class A	2,800	2,580
Hubei Biocause Pharmaceutical Co., Ltd. Class A	2,700	3,597
Hubei Kaile Science & Technology Co., Ltd. Class A (a)	1,400	6,767
Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd. Class A	4,400	3,345
Jiangsu Huifeng Bio Agriculture Co., Ltd. Class A	3,040	2,467
Jiangsu Protruly Vision Technology Group Co., Ltd. Class A (a) (b)	1,500	2,436
Jiangsu Yangnong Chemical Co., Ltd. Class A	700	4,104
Kangde Xin Composite Material Group Co., Ltd. Class A	1,599	5,106
Kingenta Ecological Engineering Group Co., Ltd. Class A	2,200	2,666
Kingfa Sci & Tech Co., Ltd. Class A	3,000	2,777
Luxi Chemical Group Co., Ltd. Class A (a)	3,600	6,026
Nanjing Redsun Co., Ltd. Class A	1,500	4,941
Qinghai Salt Lake Industry Co., Ltd. Class A	1,650	4,700
Shandong Hualu Hengsheng Chemical Co., Ltd. Class A	3,042	5,848
Shanghai Chlor-Alkali Chemical Co., Ltd. Class A (a)	1,500	2,676
Shanghai Pret Composites Co., Ltd. Class A	900	3,719
Shanghai Yahong Moulding Co., Ltd. Class A	200	950
Shanxi Yongdong Chemistry Industry Co., Ltd. Class A	1,650	5,549
Shenzhen Noposion Agrochemicals Co., Ltd. Class A (a)	1,000	1,246
Sinoma Science & Technology Co., Ltd. Class A	900	3,211
Sinopec Shanghai Petrochemical Co., Ltd. Class A	3,500	3,325
Tianqi Lithium Corp. Class A	100	1,058
Tongkun Group Co., Ltd. Class A	1,500	3,875

Wanhua Chemical Group Co., Ltd. Class A	1,680	10,660
Xinjiang Xuefeng Sci-Tech Group Co., Ltd. Class A (a)	1,200	1,250
Yueyang Xingchang Petrochemical Class A	772	1,985
Zhejiang Huafeng Spandex Co., Ltd. Class A (a)	3,200	2,577
Zhejiang Huge Leaf Co., Ltd. Class A (a)	4,200	4,167
Zhejiang Jiaao Enprotech Stock Co., Ltd. Class A	400	2,481
Zhejiang Longsheng Group Co., Ltd. Class A	2,500	3,861

		126,416

COMMERCIAL SERVICES & SUPPLIES — 0.8%
Beijing GeoEnviron Engineering & Technology, Inc. Class A (b)	800	1,824
Eternal Asia Supply Chain Management, Ltd. Class A	1,600	2,026
Jiangsu Flowers King Horticulture Co., Ltd. Class A	500	1,255
Jihua Group Corp., Ltd. Class A	2,300	2,895
Shaanxi Jinye Science Technology & Education Group Co., Ltd. Class A	2,000	2,595
Shanghai Environment Group Co., Ltd. Class A (a)	391	1,454
Shanghai Jielong Industry Group Corp., Ltd. Class A (a)	1,200	1,122
Shenzhen Comix Group Co., Ltd. Class A	1,400	3,808
Shenzhen ESUN Display Co., Ltd. Class A	200	1,214
Tungkong, Inc. Class A	600	1,952

		20,145

COMMUNICATIONS EQUIPMENT — 1.2%
Addsino Co., Ltd. Class A	1,000	1,802
Bus Online Co., Ltd. (a)	600	2,133
Fiberhome Telecommunication Technologies Co., Ltd. Class A	1,100	5,398
Guangzhou Haige Communications Group, Inc. Co. Class A	1,600	2,792
Shenzhen Coship Electronics Co., Ltd. Class A (a)	2,200	2,335
Shenzhen Keybridge Communications Co., Ltd. Class A (a)	1,200	2,502
Tianjin Xinmao Science & Technology Co., Ltd. Class A (a) (b)	3,000	3,222
ZTE Corp. Class A (a)	2,000	8,521

		28,705

CONSTRUCTION & ENGINEERING — 3.6%
Changjiang & Jinggong Steel Building Group Co., Ltd. Class A	2,500	2,168
Changshu Fengfan Power Equipment Co., Ltd. Class A	3,300	3,706
China Gezhouba Group Co., Ltd. Class A	4,400	6,875
China National Chemical Engineering Co., Ltd. Class A	4,200	4,293
China Railway Construction Corp., Ltd. Class A	1,500	2,678
China Railway Group, Ltd. Class A	4,900	6,381
China State Construction Engineering Corp., Ltd. Class A	13,600	18,999

See accompanying notes to financial statements.

SPDR MSCI China A Shares IMI ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

East China Engineering Science and Technology Co., Ltd. Class A	1,000	$1,912
Jiangsu Zhongtai Bridge Steel Structure Co., Ltd. Class A (a)	1,300	2,830
Metallurgical Corp. of China, Ltd. Class A	11,600	8,941
Northcom Group Co., Ltd. Class A (a)	1,190	4,208
Power Construction Corp. of China, Ltd. Class A	5,300	6,407
Shandong Longquan Pipeline Engineering Co., Ltd. Class A	1,000	1,326
Shanghai Construction Group Co., Ltd. Class A	5,141	2,964
Shanghai Tunnel Engineering Co., Ltd. Class A	1,900	2,771
Shenzhen Tagen Group Co., Ltd. Class A	1,400	2,270
Suzhou Gold Mantis Construction Decoration Co., Ltd. Class A	1,950	3,241
Xinjiang Beixin Road & Bridge Group Co., Ltd. Class A	900	1,924

		83,894

CONSTRUCTION MATERIALS — 0.8%
Anhui Conch Cement Co., Ltd. Class A	1,700	6,390
Anhui Xinli Finance Co., Ltd. Class A	1,400	2,803
Arcplus Group PLC Class A (a)	700	2,097
Shandong Jinjing Science & Technology Co., Ltd. Class A (a)	4,700	3,630
Xishui Strong Year Co., Ltd. Inner Mongolia Class A	800	3,218

		18,138

CONTAINERS & PACKAGING — 0.8%
Jiangsu Shuangxing Color Plastic New Materials Co., Ltd. Class A	2,340	2,801
Kee Ever Bright Decorative Technology Co., Ltd. Class A (a)	640	3,306
Org Packaging Co., Ltd. Class A (a)	2,880	2,814
Shanghai Zi Jiang Enterprise Group Co., Ltd. Class A	3,400	3,173
Shenzhen Beauty Star Co., Ltd. Class A	2,700	4,040
Zhejiang Great Southeast Co., Ltd. Class A (a) (b)	4,000	2,304

		18,438

DISTRIBUTORS — 0.1%
Shanghai Shenhua Holdings Co., Ltd. Class A (a)	2,900	1,458

DIVERSIFIED CONSUMER SERVICES — 0.4%
But One Information Corp. Xi an Class A (a)	1,300	7,392
Zhejiang Yasha Decoration Co., Ltd. Class A	1,200	1,676

		9,068

DIVERSIFIED FINANCIAL SERVICES — 0.3%
Avic Capital Co., Ltd. Class A	4,200	3,699
Bohai Financial Investment Holding Co., Ltd. Class A	2,900	2,890

		6,589

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
263 Network Communications Co., Ltd. Class A (a)	1,700	2,513

Dr Peng Telecom & Media Group Co., Ltd. Class A	1,000	2,982
GuangDong Super Telecom Co., Ltd. Class A	300	2,558

		8,053

ELECTRIC UTILITIES — 0.1%
Xinjiang Tianfu Energy Co., Ltd. Class A	3,200	3,651

ELECTRICAL EQUIPMENT — 3.8%
Anhui Xinlong Electrical Co., Ltd. Class A	1,100	1,835
Beijing Sifang Automation Co., Ltd. Class A	1,200	1,611
China XD Electric Co., Ltd. Class A	3,700	3,041
Citychamp Dartong Co., Ltd. Class A	2,100	2,339
Dongfang Electric Corp., Ltd. Class A (a)	1,400	2,198
Dongfang Electronics Co., Ltd. Class A (a)	5,600	4,493
Fangda Carbon New Material Co., Ltd. Class A	1,800	8,278
Henan Tong-DA Cable Co., Ltd. Class A	1,300	1,589
Jiangsu SINOJIT Wind Energy Technology Co., Ltd. Class A (a)	6,300	4,088
Jiangsu Zongyi Co., Ltd. Class A (a)	1,200	1,507
Luxshare Precision Industry Co., Ltd. Class A	1,800	5,598
Nanjing Kangni Mechanical & Electrical Co., Ltd. Class A (b)	1,750	3,937
Nanyang Topsec Technologies Group, Inc. Class A	1,800	4,937
NARI Technology Co., Ltd. Class A	1,600	3,979
Shanghai Electric Group Co., Ltd. Class A (a)	2,700	3,260
Shanghai Welltech Automation Co., Ltd. Class A	900	2,634
Shenzhen Center Power Tech Co., Ltd. Class A	600	1,832
Shenzhen Hifuture Electric Co., Ltd. Class A (a) (b)	2,500	7,567
Shenzhen Invt Electric Co., Ltd. Class A	1,700	2,321
Shenzhen Moso Power Supply Technology Co., Ltd. Class A (a)	1,600	2,712
Shenzhen Woer Heat-Shrinkable Material Co., Ltd. Class A	1,600	1,583
Sieyuan Electric Co., Ltd. Class A	2,520	6,411
TBEA Co., Ltd. Class A	2,313	3,433
Tongling Jingda Special Magnet Wire Co., Ltd. Class A	6,000	3,911
Xinjiang Goldwind Science & Technology Co., Ltd. Class A	2,210	4,345

		89,439

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.9%
Accelink Technologies Co., Ltd. Class A	1,200	4,592
Beijing SDL Technology Co., Ltd. Class A	700	1,594
China Security & Fire Co., Ltd. Class A (a)	1,000	1,046
Dongxu Optoelectronic Technology Co., Ltd. Class A	2,100	3,579
Fujian Torch Electron Technology Co., Ltd. Class A	1,500	6,300
GoerTek, Inc. Class A	2,000	6,094
Hangzhou Hikvision Digital Technology Co., Ltd. Class A	4,950	23,845
Hengdian Group DMEGC Magnetics Co., Ltd. Class A	4,400	7,207

See accompanying notes to financial statements.

SPDR MSCI China A Shares IMI ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

IRICO Display Devices Co., Ltd. Class A (a)	1,500	$1,967
Ningbo Yunsheng Group Co., Ltd. Class A	900	2,837
Shen Zhen Mindata Holding Co., Ltd. Class A (a)	1,400	1,796
Shenzhen Fastprint Circuit Tech Co., Ltd. Class A	2,700	2,597
Shenzhen Infinova, Ltd. Class A (a)	2,210	2,013
Shenzhen Mason Technologies Co., Ltd. Class A	2,400	3,248
Shenzhen Sunlord Electronics Co., Ltd. Class A	1,900	5,961
Tatwah Smartech Co., Ltd. Class A (a)	1,000	2,895
TDG Holdings Co., Ltd. Class A (a)	1,700	2,766
Unigroup Guoxin Co., Ltd. Class A	400	2,239
WUS Printed Circuit Kunshan Co., Ltd. Class A	3,400	2,528
Zhejiang Dahua Technology Co., Ltd. Class A	1,750	6,341

		91,445

ENERGY EQUIPMENT & SERVICES — 0.7%
Beijing New Oriental Star Petrochemical Engineering Co., Ltd. Class A	200	905
Cangzhou Mingzhu Plastic Co., Ltd. Class A	3,230	7,158
Offshore Oil Engineering Co., Ltd. Class A	3,100	2,875
Yantai Jereh Oilfield Services Group Co., Ltd. Class A	900	2,101
Zhejiang Kingland Pipeline & Technologies Co., Ltd. Class A	2,300	3,220

		16,259

FOOD & STAPLES RETAILING — 0.4%
Shenzhen Agricultural Products Co., Ltd. Class A	1,300	1,726
Yonghui Superstores Co., Ltd. Class A	5,600	6,736

		8,462

FOOD PRODUCTS — 2.8%
Baotou Huazi Industry Co., Ltd. Class A	1,500	2,552
Beijing Dabeinong Technology Group Co., Ltd. Class A	3,450	3,199
Bright Dairy & Food Co., Ltd. Class A	1,100	2,201
COFCO Tunhe Sugar Co., Ltd. Class A	1,300	1,849
Gansu Yasheng Industrial Group Co., Ltd. Class A	2,800	1,998
Henan Shuanghui Investment & Development Co., Ltd. Class A	2,600	9,746
Hunan Dakang International Food & Agriculture Co., Ltd. Class A (a)	6,080	2,847
Inner Mongolia Yili Industrial Group Co., Ltd. Class A	3,800	15,731
Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd. Class A	1,400	4,980
Lotus Health Group Co. Class A (a)	3,000	1,825
MeiHua Holdings Group Co., Ltd. Class A	2,800	2,698
Qiaqia Food Co., Ltd. Class A	1,500	3,283
Shandong Delisi Food Co., Ltd. Class A (a)	2,800	3,591
Shanghai Maling Aquarius Co., Ltd. Class A (a)	1,400	2,025
Xinjiang Guannong Fruit & Antler Group Co., Ltd. Class A	1,800	2,520

Yuan Longping High-tech Agriculture Co., Ltd. Class A	1,400	5,480

		66,525

HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Jiangsu Yuyue Medical Equipment & Supply Co., Ltd. Class A	600	1,853

HEALTH CARE PROVIDERS & SERVICES — 0.4%
Huadong Medicine Co., Ltd. Class A	600	4,432
Shanghai Pharmaceuticals Holding Co., Ltd. Class A	1,200	4,289

		8,721

HOTELS, RESTAURANTS & LEISURE — 0.5%
China International Travel Service Corp., Ltd. Class A	1,200	6,230
Shenzhen Overseas Chinese Town Co., Ltd. Class A	4,200	5,166

		11,396

HOUSEHOLD DURABLES — 1.9%
Guangdong Homa Appliances Co., Ltd. Class A	560	1,688
Guangzhou Holike Creative Home Co., Ltd. Class A	600	2,705
Hisense Electric Co., Ltd. Class A	1,600	3,784
Leo Group Co., Ltd. Class A	3,150	1,437
Markor International Home Furnishings Co., Ltd. Class A	2,530	2,460
Midea Group Co., Ltd. Class A	3,600	23,948
NavInfo Co., Ltd. Class A	900	3,471
TCL Corp. Class A	9,700	5,199

		44,692

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.5%
An Hui Wenergy Co., Ltd. Class A	2,210	1,840
China National Nuclear Power Co., Ltd. Class A	7,000	7,861
China Yangtze Power Co., Ltd. Class A	3,900	8,847
Datang Huayin Electric Power Co., Ltd. Class A (a)	2,100	1,517
GD Power Development Co., Ltd. Class A	11,100	5,548
Guangdong Baolihua New Energy Stock Co., Ltd. Class A	1,800	2,157
Huadian Power International Corp., Ltd. Class A	4,300	2,848
Huaneng Power International, Inc. Class A	2,900	3,030
Hubei Energy Group Co., Ltd. Class A	3,200	2,399
Inner Mongolia MengDian HuaNeng Thermal Power Corp., Ltd. Class A	5,600	2,605
SDIC Power Holdings Co., Ltd. Class A	4,000	4,420
Shanghai Electric Power Co., Ltd. Class A	1,600	2,688
Shanxi Zhangze Electric Power Co., Ltd. Class A (a)	4,200	2,194
Shenergy Co., Ltd. Class A	3,900	3,499
Shenzhen Energy Group Co., Ltd. Class A	2,700	2,622
Sichuan Chuantou Energy Co., Ltd. Class A	3,800	5,389

		59,464

See accompanying notes to financial statements.

SPDR MSCI China A Shares IMI ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

INDUSTRIAL CONGLOMERATES — 0.1%
China Baoan Group Co., Ltd. Class A	2,025	$2,740

INSURANCE — 2.9%
China Life Insurance Co., Ltd. Class A	600	2,505
China Pacific Insurance Group Co., Ltd. Class A	3,300	18,346
New China Life Insurance Co., Ltd. Class A	700	5,972
Ping An Insurance Group Co. of China, Ltd. Class A	5,200	42,397

		69,220

INTERNET SOFTWARE & SERVICES — 0.3%
Dawning Information Industry Co., Ltd. Class A	400	2,221
Focus Technology Co., Ltd. Class A	600	2,475
People.cn Co., Ltd. Class A	900	1,875

		6,571

IT SERVICES — 0.9%
BOE Technology Group Co., Ltd. Class A	18,800	12,453
DHC Software Co., Ltd. Class A	2,400	4,061
Fujian Rongji Software Co., Ltd. Class A	2,300	3,777
Shanghai AtHub Co., Ltd. Class A	300	2,163

		22,454

LEISURE EQUIPMENT & PRODUCTS — 0.1%
Alpha Group Class A	900	2,011

LIFE SCIENCES TOOLS & SERVICES — 0.1%
Shanghai Runda Medical Technology Co., Ltd. Class A	1,080	2,286

MACHINERY — 4.8%
Anhui Ankai Automobile Co., Ltd. Class A	2,500	3,959
Anhui Heli Co., Ltd. Class A	2,280	3,470
China CSSC Holdings, Ltd. Class A (a) (b)	800	2,986
China Shipbuilding Industry Co., Ltd. Class A (a) (b)	9,200	9,861
CRRC Corp., Ltd. Class A	11,800	17,284
Eurocrane China Co., Ltd. Class A	600	1,757
Fujian Longma Environmental Sanitation Equipment Co., Ltd. Class A	700	3,451
Fujian Longxi Bearing Group Co., Ltd. Class A	2,500	4,539
Geron Co., Ltd. Class A	100	547
Han’s Laser Technology Industry Group Co., Ltd. Class A	900	5,907
Jiangsu Hengli Hydraulic Co., Ltd. Class A	1,200	3,286
Jiangsu Nonghua Intelligent Agriculture Technology Co., Ltd. Class A (a)	1,900	1,999
Linzhou Heavy Machinery Group Co., Ltd. Class A (a)	2,210	1,860
Mesnac Co., Ltd. Class A (a)	1,300	1,840
Nancal Energy-Saving Technology Co., Ltd. Class A	600	2,830
Nanxing Furniture Machinery & Equipment Co., Ltd. Class A (b)	300	1,904
North Navigation Control Technology Co., Ltd. Class A	1,200	2,636
Sanlux Co., Ltd. Class A	2,000	3,646
Sany Heavy Industry Co., Ltd. Class A	3,900	4,491

Shanghai Mechanical and Electrical Industry Co., Ltd. Class A	800	2,371
Shantui Construction Machinery Co., Ltd. Class A (a)	3,200	2,731
Sunward Intelligent Equipment Co., Ltd. Class A	2,600	3,499
Suzhou Thvow Technology Co., Ltd. Class A (a)	2,600	3,832
Taiyuan Heavy Industry Co., Ltd. Class A (a)	4,600	2,701
Tian Di Science & Technology Co., Ltd. Class A	3,000	2,344
Tianjin Benefo Tejing Electric Co., Ltd. Class A (b)	1,100	1,914
Weihai Guangtai Airport Equipment Co., Ltd. Class A	700	1,836
Wuxi Hongsheng Heat Exchanger Manufacturing Co., Ltd. Class A	200	774
XCMG Construction Machinery Co., Ltd. Class A	4,400	2,437
Zhejiang Jinggong Science & Technology Co., Ltd. Class A (b)	1,700	2,396
Zhengzhou Yutong Bus Co., Ltd. Class A	1,500	5,555
Zoomlion Heavy Industry Science and Technology Co., Ltd. Class A	4,700	3,170

		113,813

MEDIA — 1.8%
Beijing Gehua CATV Network Co., Ltd. Class A	1,000	2,222
China Media Group Class A	1,700	2,580
China South Publishing & Media Group Co., Ltd. Class A	1,300	2,988
China Television Media, Ltd. Class A	700	1,757
Chinese Universe Publishing and Media Co., Ltd. Class A	1,000	3,330
CITIC Guoan Information Industry Co., Ltd. Class A	4,000	6,744
Contemporary Eastern Investment Co., Ltd. Class A (a)	2,600	4,552
Guangdong Advertising Group Co., Ltd. Class A	1,859	1,945
Jiangsu Broadcasting Cable Information Network Corp., Ltd. Class A (b)	1,430	2,558
Jiangsu Phoenix Publishing & Media Corp., Ltd. Class A	1,500	2,089
Jishi Media Co., Ltd. Class A	3,500	1,781
Shanghai Oriental Pearl Group Co., Ltd. Class A	1,500	4,582
Shenzhen Topway Video Communication Co., Ltd. Class A	1,680	2,746
Wanda Film Holding Co., Ltd. Class A (b)	200	1,691

		41,565

METALS & MINING — 5.5%
Advanced Technology & Materials Co., Ltd. Class A (a)	2,100	3,408
Aluminum Corp. of China, Ltd. Class A (a) (b)	7,100	8,476
Anyang Iron & Steel, Inc. Class A (a)	12,900	10,351
Baoshan Iron & Steel Co., Ltd. Class A	8,656	9,630

See accompanying notes to financial statements.

SPDR MSCI China A Shares IMI ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

China Northern Rare Earth Group High-Tech Co., Ltd. Class A	2,400	$5,828
Hunan Gold Corp., Ltd. Class A	4,800	7,334
Inner Mongolia BaoTou Steel Union Co., Ltd. Class A (a)	37,800	15,364
Jiangxi Ganfeng Lithium Co., Ltd. Class A	400	5,257
Kingswood Enterprise Co., Ltd. Class A (a)	4,500	3,780
Maanshan Iron & Steel Co., Ltd. Class A (a)	7,400	5,124
Ningxia Xinri Hengli Steel Wire Co., Ltd. Class A (a)	1,100	2,411
Shandong Gold Mining Co., Ltd. Class A	1,600	7,570
Shandong Humon Smelting Co., Ltd. Class A (a)	3,100	5,357
Shandong Iron and Steel Co., Ltd. Class A (a)	9,360	3,480
Shanghai Prosolar Resources Development Co., Ltd. Class A (a)	2,300	2,645
Shanxi Taigang Stainless Steel Co., Ltd. Class A	4,600	3,497
Shenzhen Zhongjin Lingnan Nonfemet Co., Ltd. Class A	1,700	3,104
Tongling Nonferrous Metals Group Co., Ltd. Class A (a)	10,600	4,819
Western Mining Co., Ltd. Class A	5,700	7,912
Zhongjin Gold Corp., Ltd. Class A	4,130	6,665
Zhongnan Red Culture Group Co., Ltd. Class A	1,300	2,891
Zijin Mining Group Co., Ltd. Class A	10,400	6,059

		130,962

MULTILINE RETAIL — 1.4%
Beijing Capital Retailing Group Co., Ltd. Class A	1,800	2,601
Changchun Sinoenergy Corp. Class A (a)	2,800	4,712
Chengdu Hongqi Chain Co., Ltd. Class A	2,800	2,525
Dalian Friendship Group Class A	4,200	5,766
Hunan Friendship & Apollo Cmmericial Co., Ltd. Class A	4,000	4,083
Rainbow Department Store Co., Ltd. Class A	1,700	4,067
Shanghai Yimin Commerce Group Co., Ltd. Class A	3,100	2,674
Wuhan Department Store Group Co., Ltd. Class A	2,080	5,714

		32,142

OIL, GAS & CONSUMABLE FUELS — 2.4%
China Merchants Energy Shipping Co., Ltd. Class A	4,000	2,981
China Petroleum & Chemical Corp. Class A	4,700	4,174
China Shenhua Energy Co., Ltd. Class A	1,900	5,989
Guanghui Energy Co., Ltd. Class A	4,600	2,915
Jizhong Energy Resources Co., Ltd. Class A	4,100	4,222
Oriental Energy Co., Ltd. Class A	1,400	2,352
PetroChina Co., Ltd. Class A	4,500	5,413
Shanxi Lanhua Sci-Tech Venture Co., Ltd. Class A (a)	6,800	9,827
Shanxi Xishan Coal & Electricity Power Co., Ltd. Class A	7,000	10,864
Wintime Energy Co., Ltd. Class A	6,200	3,360

Yang Quan Coal Industry Group Co., Ltd. Class A (a)	3,400	4,177

		56,274

PAPER & FOREST PRODUCTS — 0.7%
DeHua TB New Decoration Materials Co., Ltd. Class A	1,950	3,637
Fujian Jinsen Forestry Co., Ltd. Class A	400	1,324
Guangdong Weihua Corp. Class A (a)	3,000	7,470
Sichuan Guodong Construction Co., Ltd. Class A (a)	5,200	3,734

		16,165

PHARMACEUTICALS — 5.1%
Beijing Tongrentang Co., Ltd. Class A	1,000	4,879
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd. Class A	1,000	4,205
Dong-E-E-Jiao Co., Ltd. Class A	700	6,842
Guangdong Zhongsheng Pharmaceutical Co., Ltd. Class A	1,900	3,312
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class A	600	2,512
Guizhou Bailing Group Pharmaceutical Co., Ltd. Class A	800	2,093
Harbin Gloria Pharmaceuticals Co., Ltd. Class A	2,400	2,424
Harbin Pharmaceutical Group Co., Ltd. Class A (b)	2,210	1,946
Huapont Life Sciences Co., Ltd. Class A	1,500	1,734
Humanwell Healthcare Group Co., Ltd. Class A	1,000	2,726
Jiangsu Hengrui Medicine Co., Ltd. Class A	1,440	12,992
Jilin Aodong Pharmaceutical Group Co., Ltd. Class A	1,430	4,833
Joincare Pharmaceutical Group Industry Co., Ltd. Class A	1,400	2,059
Kangmei Pharmaceutical Co., Ltd. Class A	2,600	7,860
Renhe Pharmacy Co., Ltd. Class A	1,800	1,585
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class A	1,100	5,662
Shenzhen Hepalink Pharmaceutical Group Co., Ltd. Class A	1,280	3,312
Shenzhen Salubris Pharmaceuticals Co., Ltd. Class A	800	3,723
Shijiazhuang Yiling Pharmaceutical Co., Ltd. Class A	900	2,204
Sichuan Kelun Pharmaceutical Co., Ltd. Class A	1,100	3,017
Tasly Pharmaceutical Group Co., Ltd. Class A	600	3,175
Tianjin Lisheng Pharmaceutical Co., Ltd. Class A	900	4,876
Tonghua Dongbao Pharmaceutical Co., Ltd. Class A	1,152	3,347
Yabao Pharmaceutical Group Co., Ltd. Class A	1,500	1,784
Yifan Pharmaceutical Co., Ltd. Class A	900	2,759
Yunnan Baiyao Group Co., Ltd. Class A	600	8,192
Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. Class A	600	5,262

See accompanying notes to financial statements.

SPDR MSCI China A Shares IMI ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Zhejiang Yatai Pharmaceutical Co., Ltd. Class A	3,600	$8,037
Zhongzhu Holding Co., Ltd. Class A	2,800	2,984

		120,336

REAL ESTATE MANAGEMENT & DEVELOPMENT — 5.6%
Beijing Capital Development Co., Ltd. Class A	1,600	2,669
Beijing Centergate Technologies Holding Co., Ltd. Class A (a)	3,200	3,637
Beijing Urban Construction Investment & Development Co., Ltd. Class A	1,500	3,516
China Fortune Land Development Co., Ltd. Class A	1,400	6,550
China Merchants Shekou Industrial Zone Holdings Co., Ltd. Class A	2,721	7,488
China Vanke Co., Ltd. Class A	5,600	22,129
Chongqing Dima Industry Co., Ltd. Class A	3,600	3,089
Gemdale Corp. Class A	2,700	4,662
Guangdong Shirongzhaoye Co., Ltd. Class A	1,900	2,477
Hainan Haide Industry Co., Ltd. Class A (a)	1,000	4,716
Hubei Fuxing Science And Technology Co., Ltd. Class A	1,700	3,171
Hunan Tianrun Digital Entertainment & Cultural Media Co., Ltd. Class A (a)	5,200	11,155
Jinke Properties Group Co., Ltd. Class A	4,100	3,055
Lushang Property Co., Ltd. Class A (a)	3,200	2,211
Myhome Real Estate Development Group Co., Ltd. Class A	3,600	1,826
Oceanwide Holdings Co., Ltd. Class A	2,600	3,178
Poly Real Estate Group Co., Ltd. Class A	1,700	2,662
RiseSun Real Estate Development Co., Ltd. Class A	2,600	3,742
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. Class A	1,440	4,847
Shanghai SMI Holding Co., Ltd. Class A (a)	1,409	2,083
Shanghai Wanye Enterprises Co., Ltd. Class A	2,200	4,435
Shanghai Zhangjiang High-Tech Park Development Co., Ltd. Class A	1,300	3,282
Shenzhen World Union Properties Consultancy, Inc. Class A	2,100	3,689
Shenzhen Zhenye Group Co., Ltd. Class A (b)	2,100	3,044
Tahoe Group Co., Ltd. Class A	800	2,123
Xinhu Zhongbao Co., Ltd. Class A (a)	15,100	9,752
Zhejiang China Commodities City Group Co., Ltd. Class A	4,100	4,339
Zhongtian Financial Group Co., Ltd. Class A (b)	3,000	3,443

		132,970

ROAD & RAIL — 0.7%
China High-Speed Railway Technology Co., Ltd. Class A	3,300	4,486
Daqin Railway Co., Ltd. Class A	7,400	9,747
Guangshen Railway Co., Ltd. Class A	4,300	3,276

		17,509

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.3%
EGing Photovoltaic Technology Co., Ltd. Class A	3,600	2,791
Hangzhou Silan Microelectronics Co., Ltd. Class A	4,200	6,588
LONGi Green Energy Technology Co., Ltd. Class A	1,800	7,986
Sanan Optoelectronics Co., Ltd. Class A	2,240	7,803
Shanghai Belling Co., Ltd. Class A	1,300	2,738
Tianjin Zhonghuan Semiconductor Co., Ltd. Class A (b)	1,800	2,739

		30,645

SOFTWARE — 1.4%
Beijing Shiji Information Technology Co., Ltd. Class A	600	2,124
Glodon Co., Ltd. Class A	1,000	3,079
Hangzhou Lianluo Interactive Information Technology Co., Ltd. Class A	1,000	1,331
Hundsun Technologies, Inc. Class A	400	3,073
Iflytek Co., Ltd. Class A	900	7,269
Inspur Software Co., Ltd. Class A	500	1,523
Neusoft Corp. Class A	1,200	3,082
Shanghai 2345 Network Holding Group Co., Ltd. Class A	2,040	2,190
Shanghai Golden Bridge InfoTech Co., Ltd. Class A	600	2,013
Sinodata Co., Ltd. Class A	300	1,326
Wisesoft Co., Ltd. Class A	500	1,911
Yonyou Network Technology Co., Ltd. Class A	1,100	3,918

		32,839

SPECIALTY RETAIL — 0.6%
Pang Da Automobile Trade Co., Ltd. Class A (a)	5,700	2,446
Shanghai Yuyuan Tourist Mart Co., Ltd. Class A (b)	1,500	3,139
Suning Commerce Group Co., Ltd. Class A	4,300	8,480

		14,065

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.5%
GRG Banking Equipment Co., Ltd. Class A	2,025	2,387
Guangzhou KingTeller Technology Co., Ltd. Class A (a)	2,700	2,418
Inspur Electronic Information Industry Co., Ltd. Class A	1,040	3,004
Tsinghua Tongfang Co., Ltd. Class A	2,100	3,857

		11,666

TEXTILES, APPAREL & LUXURY GOODS — 1.5%
Anhui Huamao Textile Co. Class A	4,300	3,405
Bros Eastern Co., Ltd. Class A	3,000	2,601
Gansu Gangtai Holding Group Co., Ltd. Class A	1,300	2,716
Huafu Top Dyed Melange Yarn Co., Ltd. Class A	2,500	4,162
Huasi Holding Co., Ltd. Class A	1,000	1,897
Jiangsu Huaxicun Co., Ltd. Class A	2,000	2,123

See accompanying notes to financial statements.

SPDR MSCI China A Shares IMI ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Jiangsu Sunshine Co., Ltd. Class A (a)	3,300	$1,774
Luthai Textile Co., Ltd. Class A	1,300	2,335
Yantai Tayho Advanced Materials Co., Ltd. Class A	1,200	2,343
Youngor Group Co., Ltd. Class A	2,660	3,924
Zhejiang Hangmin Co., Ltd. Class A	1,700	3,061
Zhejiang Ming Jewelry Co., Ltd. Class A	1,500	1,994
Zhejiang Weixing Industrial Development Co., Ltd. Class A	1,300	2,117

		34,452

TRADING COMPANIES & DISTRIBUTORS — 0.7%
CMST Development Co., Ltd. Class A	2,700	3,898
Shandong Hiking International Co., Ltd. Class A (a)	1,800	3,276
Shanghai Lansheng Corp. Class A	600	1,510
Shanghai Waigaoqiao Free Trade Zone Group Co., Ltd. Class A	700	1,866
Sinochem International Corp. Class A	2,100	3,243
Tianjin Teda Co., Ltd. Class A	4,500	3,462

		17,255

TRANSPORTATION INFRASTRUCTURE — 1.9%
Dalian Port PDA Co., Ltd. Class A	7,130	3,134
Fujian Expressway Development Co., Ltd. Class A	9,700	5,637
Henan Zhongyuan Expressway Co., Ltd. Class A	4,400	3,524
Hubei Chutian Expressway Co., Ltd. Class A	6,400	5,607
Jiangxi Ganyue Expressway Co., Ltd. Class A	4,000	3,203
Shanghai International Port Group Co., Ltd. Class A	3,700	3,726
Shenzhen Chiwan Wharf Holdings, Ltd. Class A	1,500	5,738
TangShan Port Group Co., Ltd. Class A	5,040	3,839
Xiandai Investment Co., Ltd. Class A	4,800	4,372
Yingkou Port Liability Co., Ltd. Class A	5,100	2,626
Zhangjiagang Freetrade Science & Technology Group Co., Ltd. Class A	3,600	2,536

		43,942

WATER UTILITIES — 0.6%
Beijing Capital Co., Ltd. Class A	4,600	4,432
Chengdu Xingrong Environment Co., Ltd. Class A	3,600	3,100
Guangdong Golden Dragon Development, Inc. Class A	900	2,886
Tus-Sound Environmental Resources Co., Ltd. Class A	700	3,788

		14,206

WIRELESS TELECOMMUNICATION SERVICES — 0.5%
China United Network Communications, Ltd. Class A (a)	11,100	12,399

TOTAL COMMON STOCKS (Cost $2,425,388)		2,347,300

SHORT-TERM INVESTMENT — 0.0% (c)
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (d) (e) (Cost $966)	966	966

TOTAL INVESTMENTS — 99.6% (Cost $2,426,354)		2,348,266
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		9,067

NET ASSETS — 100.0%		$2,357,333

(a)	Non-income producing security.
(b)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of September 30, 2017, total aggregate fair value of securities is $73,013 representing 3.1% of net assets.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at September 30, 2017.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$20,939	$—	$—	$20,939
Air Freight & Logistics	9,420	2,612	—	12,032
Airlines	23,508	—	—	23,508
Auto Components	47,317	—	—	47,317
Automobiles	25,634	—	—	25,634
Banks	256,363	—	—	256,363
Beverages	119,243	3,014	—	122,257

See accompanying notes to financial statements.

SPDR MSCI China A Shares IMI ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Biotechnology	$12,798	$—	$—	$12,798
Building Products	4,889	—	—	4,889
Capital Markets	120,265	—	—	120,265
Chemicals	123,980	2,436	—	126,416
Commercial Services & Supplies	18,321	1,824	—	20,145
Communications Equipment	25,483	3,222	—	28,705
Construction & Engineering	83,894	—	—	83,894
Construction Materials	18,138	—	—	18,138
Containers & Packaging	16,134	2,304	—	18,438
Distributors	1,458	—	—	1,458
Diversified Consumer Services	9,068	—	—	9,068
Diversified Financial Services	6,589	—	—	6,589
Diversified Telecommunication Services	8,053	—	—	8,053
Electric Utilities	3,651	—	—	3,651
Electrical Equipment	77,935	11,504	—	89,439
Electronic Equipment, Instruments & Components	91,445	—	—	91,445
Energy Equipment & Services	16,259	—	—	16,259
Food & Staples Retailing	8,462	—	—	8,462
Food Products	66,525	—	—	66,525
Health Care Equipment & Supplies	1,853	—	—	1,853
Health Care Providers & Services	8,721	—	—	8,721
Hotels, Restaurants & Leisure	11,396	—	—	11,396
Household Durables	44,692	—	—	44,692
Independent Power Producers & Energy Traders	59,464	—	—	59,464
Industrial Conglomerates	2,740	—	—	2,740
Insurance	69,220	—	—	69,220
Internet Software & Services	6,571	—	—	6,571
IT Services	22,454	—	—	22,454
Leisure Equipment & Products	2,011	—	—	2,011
Life Sciences Tools & Services	2,286	—	—	2,286
Machinery	94,752	19,061	—	113,813
Media	37,316	4,249	—	41,565
Metals & Mining	122,486	8,476	—	130,962
Multiline Retail	32,142	—	—	32,142
Oil, Gas & Consumable Fuels	56,274	—	—	56,274
Paper & Forest Products	16,165	—	—	16,165
Pharmaceuticals	118,390	1,946	—	120,336
Real Estate Management & Development	126,483	6,487	—	132,970
Road & Rail	17,509	—	—	17,509
Semiconductors & Semiconductor Equipment	27,906	2,739	—	30,645
Software	32,839	—	—	32,839
Specialty Retail	10,926	3,139	—	14,065
Technology Hardware, Storage & Peripherals	11,666	—	—	11,666
Textiles, Apparel & Luxury Goods	34,452	—	—	34,452
Trading Companies & Distributors	17,255	—	—	17,255
Transportation Infrastructure	43,942	—	—	43,942
Water Utilities	14,206	—	—	14,206
Wireless Telecommunication Services	12,399	—	—	12,399
Short-Term Investment	966	—	—	966

TOTAL INVESTMENTS	$2,275,253	$73,013	$—	$2,348,266

See accompanying notes to financial statements.

SPDR MSCI China A Shares IMI ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	338	$338	$1	$339	$—	$—	—	$—	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	21,748	20,782	—	—	966	966	5
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	1,447	1,447	—	—	—	—	1

TOTAL		$338	$23,196	$22,568	$—	$—		$966	$6

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Dividend ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.7%
CHILE — 0.5%
Banco de Chile ADR	357	$32,547
Banco de Credito e Inversiones	20,072	1,271,251
Embotelladora Andina SA Class B, Preference Shares	154,991	725,448

		2,029,246

CHINA — 11.9%
China Merchants Port Holdings Co., Ltd.	1,932,393	5,962,420
China Overseas Land & Investment, Ltd.	3,260,000	10,601,354
China Resources Land, Ltd.	3,186,000	9,748,857
China Telecom Corp., Ltd. Class H	19,210,000	9,837,787
China Zhongwang Holdings, Ltd. (a)	2,034,000	1,039,044
Far East Horizon, Ltd.	1,367,000	1,284,620
Guangdong Investment, Ltd.	3,780,000	5,391,220
Jiangsu Expressway Co., Ltd. Class H	1,926,000	2,949,154
Logan Property Holdings Co., Ltd. (a)	40,100	41,380
Shenzhen International Holdings, Ltd.	1,819,719	3,420,113
Shenzhen Investment, Ltd.	164,436	74,526

		50,350,475

COLOMBIA — 1.0%
Bancolombia SA Preference Shares	277,255	3,189,145
Grupo Aval Acciones y Valores SA Preference Shares	2,163,388	979,764

		4,168,909

HONG KONG — 1.8%
Lee & Man Paper Manufacturing, Ltd.	3,538,000	4,529,684
Skyworth Digital Holdings, Ltd. (a)	5,948,000	3,038,462

		7,568,146

INDIA — 1.9%
Infosys, Ltd.	585,924	8,072,153

INDONESIA — 4.4%
Bank Rakyat Indonesia Persero Tbk PT	7,864,200	8,918,677
Telekomunikasi Indonesia Persero Tbk PT	28,023,800	9,737,277

		18,655,954

MALAYSIA — 5.9%
Astro Malaysia Holdings Bhd	976,800	652,357
Bursa Malaysia Bhd	477,400	1,130,610
Inari Amertron Bhd	2,702,700	1,625,781
IOI Properties Group Bhd	1,372,100	656,398
Petronas Gas Bhd	383,200	1,624,459
Public Bank Bhd	1,850,800	8,959,231
Tenaga Nasional Bhd	2,691,300	9,127,156
Westports Holdings Bhd	1,377,200	1,242,660

		25,018,652

MEXICO — 0.5%
Bolsa Mexicana de Valores SAB de CV	468,094	784,915
Macquarie Mexico Real Estate Management SA de CV REIT (b)	1,164,707	1,546,379

		2,331,294

PHILIPPINES — 0.9%
DMCI Holdings, Inc.	6,319,400	1,940,622
Semirara Mining & Power Corp.	2,232,660	2,052,485

		3,993,107

POLAND — 1.0%
Asseco Poland SA	81,164	1,031,046
Polskie Gornictwo Naftowe i Gazownictwo SA	1,626,312	3,030,409

		4,061,455

QATAR — 0.5%
Qatar Electricity & Water Co. QSC	15,677	752,686
Qatar International Islamic Bank QSC	51,960	730,858
Qatar Islamic Bank SAQ	28,104	703,304

		2,186,848

RUSSIA — 6.4%
Gazprom PJSC ADR	3,121,939	13,080,924
LUKOIL PJSC	202,769	10,778,296
LUKOIL PJSC ADR	57,249	3,030,190

		26,889,410

SOUTH AFRICA — 23.2%
AVI, Ltd.	330,276	2,394,669
Barclays Africa Group, Ltd.	756,106	7,783,650
FirstRand, Ltd. (a)	1,521,042	5,861,123
Foschini Group, Ltd.	554,336	5,573,124
Growthpoint Properties, Ltd. REIT (a)	3,428,892	6,170,863
JSE, Ltd.	108,575	995,891
Liberty Holdings, Ltd.	262,599	2,046,726
Life Healthcare Group Holdings, Ltd.	3,488,530	6,123,174
MMI Holdings, Ltd. (a)	1,242,718	1,596,827
Nedbank Group, Ltd.	419,185	6,291,268
Netcare, Ltd.	2,393,319	4,218,552
Pick n Pay Stores, Ltd.	787,725	3,360,921
Rand Merchant Investment Holdings, Ltd.	753,979	2,315,683
Reunert, Ltd.	107,651	539,909
RMB Holdings, Ltd.	670,796	3,154,642
Sanlam, Ltd.	943,596	4,728,288
SPAR Group, Ltd.	412,108	5,099,426
Standard Bank Group, Ltd. (a)	534,733	6,249,673
Tiger Brands, Ltd.	122,544	3,424,698
Truworths International, Ltd. (a)	1,314,423	7,520,028
Tsogo Sun Holdings, Ltd.	717,074	1,075,943
Vodacom Group, Ltd.	476,071	5,681,472
Woolworths Holdings, Ltd.	1,307,006	5,797,192

		98,003,742

TAIWAN — 22.0%
Advanced Semiconductor Engineering, Inc.	5,632,361	6,890,931
Cheng Shin Rubber Industry Co., Ltd.	2,078,000	4,159,563
Chin-Poon Industrial Co., Ltd.	845,000	1,621,785
FLEXium Interconnect, Inc.	2,156,864	8,250,766
Giant Manufacturing Co., Ltd.	271,000	1,273,496
Ginko International Co., Ltd.	183,000	1,252,226
Hua Nan Financial Holdings Co., Ltd.	6,391,900	3,467,443
Huaku Development Co., Ltd.	448,000	978,024
Kung Long Batteries Industrial Co., Ltd.	111,000	539,919

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Dividend ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Lite-On Technology Corp.	2,574,000	$3,675,445
Mega Financial Holding Co., Ltd.	6,894,000	5,388,069
Namchow Holdings Co., Ltd.	284,000	569,424
Phison Electronics Corp.	560,000	6,648,199
Pou Chen Corp.	1,751,000	2,197,123
Sercomm Corp.	504,000	1,357,895
Simplo Technology Co., Ltd.	343,800	1,825,346
Sinbon Electronics Co., Ltd.	336,000	888,643
Sitronix Technology Corp.	400,000	1,160,797
Taiwan Mobile Co., Ltd.	2,292,200	8,163,751
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	256,360	9,626,318
TTY Biopharm Co., Ltd.	587,000	1,718,955
TXC Corp.	728,000	943,490
Uni-President Enterprises Corp.	4,468,000	9,356,220
United Microelectronics Corp.	10,310,000	5,150,920
Wistron NeWeb Corp.	882,035	2,530,571
WPG Holdings, Ltd.	2,528,000	3,363,831

		92,999,150

THAILAND — 17.1%
Bangkok Bank PCL	1,359,397	7,948,498
Bangkok Bank PCL NVDR	418,900	2,342,574
Delta Electronics Thailand PCL (c)	84,300	220,545
Delta Electronics Thailand PCL NVDR	478,100	1,250,801
Electricity Generating PCL (c)	28,100	198,006
Electricity Generating PCL NVDR	262,300	1,848,291
Glow Energy PCL (c)	114,600	306,688
Glow Energy PCL NVDR	868,500	2,324,247
Major Cineplex Group PCL (c)	27,000	24,693
Major Cineplex Group PCL NVDR	834,000	762,729
Pruksa Holding PCL NVDR	37,000	26,072
PTT Global Chemical PCL (c)	105,400	243,352
PTT Global Chemical PCL NVDR	4,551,100	10,507,787
PTT PCL	25,700	314,411
PTT PCL NVDR	1,116,100	13,654,237
Ratchaburi Electricity Generating Holding PCL (c)	745,000	1,200,712
Siam Cement PCL	108,400	1,631,688
Siam Cement PCL NVDR	702,200	10,527,736
Thai Beverage PCL	11,540,700	7,648,757
Thai Vegetable Oil PCL (c)	53,100	45,776
Thai Vegetable Oil PCL NVDR	1,641,300	1,414,914
Thanachart Capital PCL (c)	279,500	408,564
Thanachart Capital PCL NVDR	1,330,700	1,945,176

Tisco Financial Group PCL (c)	184,900	426,906
Tisco Financial Group PCL NVDR	2,159,400	4,985,721

		72,208,881

TURKEY — 0.7%
Enka Insaat ve Sanayi A/S	2,079,723	3,029,432

TOTAL COMMON STOCKS (Cost $417,501,924)		421,566,854

SHORT-TERM INVESTMENTS — 3.9%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (d) (e)	26,195	26,195
State Street Navigator Securities Lending Government Money Market Portfolio (d) (f)	16,561,043	16,561,043

TOTAL SHORT-TERM INVESTMENTS (Cost $16,587,238)		16,587,238

TOTAL INVESTMENTS — 103.6% (Cost $434,089,162)		438,154,092
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.6)%		(15,296,505)

NET ASSETS — 100.0%		$422,857,587

(a)	All or a portion of the shares of the security are on loan at September 30, 2017.
(b)	Non-income producing security.
(c)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of September 30, 2017, total aggregate fair value of securities is $3,075,242 representing 0.7% of net assets.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at September 30, 2017.
(f)	Investment of cash collateral for securities loaned.

ADR = American Depositary Receipt

NVDR = Non Voting Depositary Receipt

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Chile	$2,029,246	$—	$—	$2,029,246
China	50,350,475	—	—	50,350,475
Colombia	4,168,909	—	—	4,168,909

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Dividend ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Hong Kong	$7,568,146	$—	$—	$7,568,146
India	8,072,153	—	—	8,072,153
Indonesia	18,655,954	—	—	18,655,954
Malaysia	25,018,652	—	—	25,018,652
Mexico	2,331,294	—	—	2,331,294
Philippines	3,993,107	—	—	3,993,107
Poland	4,061,455	—	—	4,061,455
Qatar	2,186,848	—	—	2,186,848
Russia	26,889,410	—	—	26,889,410
South Africa	98,003,742	—	—	98,003,742
Taiwan	92,999,150	—	—	92,999,150
Thailand	68,819,228	3,389,653	—	72,208,881
Turkey	3,029,432	—	—	3,029,432
Short-Term Investments	16,587,238	—	—	16,587,238

TOTAL INVESTMENTS	$434,764,439	$3,389,653	$—	$438,154,092

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	294,049	$294,049	$—	$294,049	$—	$—	—	$—	$30
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	26,945,675	26,919,480	—	—	26,195	26,195	2,685
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	41,759,372	41,759,372	—	—	—	—	1,355
State Street Navigator Securities Lending Government Money Market Portfolio*	5,451,073	5,451,073	106,145,721	95,035,751	—	—	16,561,043	16,561,043	55,743

TOTAL		$5,745,122	$174,850,768	$164,008,652	$—	$—	$16,587,238		$59,813

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.6%
AUSTRALIA — 6.5%
Abacus Property Group	159,620	$473,429
ACN 004 410 833, Ltd. (a) (b)	1,727,582	—
Aconex, Ltd. (a) (c)	118,895	372,231
AET&D Holdings NO. 1 Pty, Ltd. (b) (c)	110,316	—
Afterpay Touch Group, Ltd. (a)	76,707	251,586
Ainsworth Game Technology, Ltd. (c)	67,801	135,660
Altium, Ltd.	62,143	527,101
Amaysim Australia, Ltd. (c)	148,510	228,978
APN Outdoor Group, Ltd. (c)	94,748	350,160
Appen, Ltd.	53,374	218,194
ARB Corp., Ltd. (c)	41,723	566,366
Ardent Leisure Group (c)	267,417	381,888
Arena REIT	166,171	299,888
Asaleo Care, Ltd.	196,048	237,666
Astro Japan Property Group	33,776	191,612
Atlas Iron, Ltd. (a)	57	1
Ausdrill, Ltd.	144,159	227,360
Austal, Ltd.	156,706	191,202
Australian Agricultural Co., Ltd. (a) (c)	189,905	229,474
Australian Pharmaceutical Industries, Ltd.	113,421	132,604
Automotive Holdings Group, Ltd. (c)	102,082	265,927
Aveo Group	188,423	353,352
AWE, Ltd. (a)	297,134	104,916
BC Iron, Ltd. (a)	3	—
Beach Energy, Ltd.	1,273,364	824,294
Beadell Resources, Ltd. (a) (c)	540,567	80,590
Bega Cheese, Ltd.	86,324	462,624
Bellamy’s Australia, Ltd. (c)	34,697	205,004
Bingo Industries, Ltd. (a)	141,428	244,137
Blackmores, Ltd. (c)	6,839	633,214
Breville Group, Ltd.	58,396	518,687
Brickworks, Ltd.	40,618	430,576
Burson Group, Ltd.	102,330	420,736
Buru Energy, Ltd. (a)	12	2
BWP Trust	167,408	387,502
BWX, Ltd.	58,319	268,611
Cabcharge Australia, Ltd.	61,109	87,028
Cardno, Ltd. (a)	103,222	113,390
Cash Converters International, Ltd.	33,142	10,272
Central Petroleum, Ltd. (a)	21	2
Charter Hall Group REIT	221,774	934,460
Charter Hall Long Wale REIT	72,423	239,809
Charter Hall Retail REIT	247,166	766,058
Clean TeQ Holdings, Ltd. (a) (c)	245,431	200,281
Cleanaway Waste Management, Ltd.	741,519	800,020
Collins Foods, Ltd.	51,126	234,679
Cooper Energy, Ltd. (a)	908,462	199,591
Corporate Travel Management, Ltd. (c)	50,144	860,092
Costa Group Holdings, Ltd.	135,380	592,740
Credit Corp. Group, Ltd.	27,506	414,817
Cromwell Property Group	479,465	359,283
CSR, Ltd.	334,877	1,242,860
Dacian Gold, Ltd. (a) (c)	127,502	200,089
Data#3, Ltd.	6	8
DuluxGroup, Ltd.	173,048	950,475

Eclipx Group, Ltd.	143,350	455,542
Elders, Ltd. (a)	62,452	237,664
Emeco Holdings, Ltd. (a)	30	5
EML Payments, Ltd. (a)	187,673	294,515
Estia Health, Ltd. (c)	99,556	247,630
Evolution Mining, Ltd.	45	78
Fairfax Media, Ltd.	1,054,043	781,567
FAR, Ltd. (a)	4,263,253	234,161
Fleetwood Corp., Ltd.	30	64
FlexiGroup, Ltd. (c)	139,960	170,769
Folkestone Education Trust	137,008	294,559
G8 Education, Ltd. (c)	175,338	559,946
Galaxy Resources, Ltd. (a) (c)	162,890	332,310
Gateway Lifestyle (c)	172,216	264,853
GDI Property Group	218,076	193,358
Genworth Mortgage Insurance Australia, Ltd.	88,869	194,550
Gold Road Resources, Ltd. (a) (c)	457,427	254,833
GrainCorp, Ltd. Class A	113,359	725,808
Greencross, Ltd.	58,653	243,457
Greenland Minerals & Energy, Ltd. (a)	84	6
Growthpoint Properties Australia, Ltd. (c)	77,605	193,030
GUD Holdings, Ltd.	45,720	391,029
GWA Group, Ltd.	133,960	274,342
Hansen Technologies, Ltd.	97,471	256,210
Horizon Oil, Ltd. (a)	54	2
Hotel Property Investments	83,854	207,915
HT&E, Ltd. (c)	90,002	145,477
Icon Energy, Ltd. (a)	24	—
IDP Education, Ltd.	48,376	214,464
Imdex, Ltd. (a)	9	6
Independence Group NL (c)	257,211	698,299
Industria REIT	99,447	195,858
Infigen Energy (a)	961,928	573,630
Ingenia Communities Group	61,180	126,733
Inghams Group, Ltd.	85,226	250,772
InvoCare, Ltd.	206,554	2,544,539
IPH, Ltd.	104,106	370,858
IRESS, Ltd. (c)	54,139	483,849
iSelect, Ltd.	164,242	206,196
iSentia Group, Ltd. (c)	121,045	169,061
Jacana Minerals, Ltd. (b)	12,051	—
Japara Healthcare, Ltd. (c)	130,487	183,272
JB Hi-Fi, Ltd. (c)	147	2,644
Karoon Gas Australia, Ltd. (a)	132,495	133,591
Kingsgate Consolidated, Ltd. (a)	1,374	302
Liquefied Natural Gas, Ltd. (a)	238,602	73,952
Lynas Corp., Ltd. (a) (c)	2,828,955	432,849
MACA, Ltd.	29,830	50,089
Mantra Group, Ltd.	145,866	365,107
Mayne Pharma Group, Ltd. (a) (c)	940,955	487,291
McMillan Shakespeare, Ltd.	41,901	483,301
Melbourne IT, Ltd.	6	13
Mesoblast, Ltd. (a) (c)	131,360	141,208
Metals X, Ltd.	195,979	122,251
Mincor Resources NL (a)	9	2
Monadelphous Group, Ltd. (c)	74,895	922,632
Mount Gibson Iron, Ltd.	528,793	157,669

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Myer Holdings, Ltd. (c)	450,302	$273,830
MYOB Group, Ltd. (c)	116,391	314,162
Nanosonics, Ltd. (a)	156,391	320,279
Navitas, Ltd. (c)	145,753	518,074
New South Resources, Ltd. (a) (c)	254,925	299,040
NEXTDC, Ltd. (a)	190,466	651,598
Nick Scali, Ltd.	41,952	212,977
Nine Entertainment Co. Holdings, Ltd.	239,747	259,602
NRW Holdings, Ltd. (a)	6	6
Nufarm, Ltd.	123,808	805,340
OceanaGold Corp.	332,500	1,002,299
oOh!media, Ltd.	91,053	314,357
Orocobre, Ltd. (a) (c)	92,674	325,043
OZ Minerals, Ltd.	157,840	918,960
OzForex Group, Ltd. (c)	127,420	173,965
Pact Group Holdings, Ltd.	66,416	273,074
Paladin Energy, Ltd. (a) (c)	772,885	28,503
Perseus Mining, Ltd. (a) (c)	312,648	82,182
Pilbara Minerals, Ltd. (a) (c)	506,545	252,387
Premier Investments, Ltd.	45,012	459,496
Primary Health Care, Ltd.	176,234	425,908
Programmed Maintenance Services, Ltd.	274,854	649,149
Propertylink Group REIT	370,079	270,056
Quintis, Ltd. (c)	148,677	34,415
RCG Corp., Ltd. (c)	267,769	160,730
RCR Tomlinson, Ltd.	50,447	170,208
Regis Healthcare, Ltd. (c)	101,173	276,261
Regis Resources, Ltd.	211,110	596,331
Reject Shop, Ltd. (c)	31,067	99,213
Reliance Worldwide Corp., Ltd. (c)	278,368	860,580
Resapp Health, Ltd. (a) (c)	376,776	19,808
Resolute Mining, Ltd.	364,626	294,687
Retail Food Group, Ltd. (c)	78,929	265,067
Rural Funds Group REIT	160,395	271,844
Sandfire Resources NL	57,212	258,574
Saracen Mineral Holdings, Ltd. (a) (c)	273,475	282,176
Select Harvests, Ltd. (c)	53,042	160,651
Senex Energy, Ltd. (a) (c)	603,735	156,328
Service Stream, Ltd.	222,889	255,339
Seven West Media, Ltd.	481,688	251,341
SG Fleet Group, Ltd.	74,523	230,974
Shopping Centres Australasia Property Group	311,310	559,377
Sigma Healthcare, Ltd.	1,026,856	664,721
Silver Chef, Ltd. (c)	10,535	59,517
Silver Lake Resources, Ltd. (a)	288,212	91,589
Sirtex Medical, Ltd.	33,537	351,566
Slater & Gordon, Ltd. (a) (c)	157,806	9,039
SmartGroup Corp., Ltd.	46,529	336,613
Southern Cross Media Group, Ltd.	502,189	464,970
SpeedCast International, Ltd. (c)	125,969	393,389
St. Barbara, Ltd.	282,812	583,619
Steadfast Group, Ltd.	384,728	842,236
Strandline Resources, Ltd. (a)	645	2
Super Retail Group, Ltd. (c)	58,126	368,061
Superloop, Ltd.	105,086	195,420
Syrah Resources, Ltd. (a) (c)	113,816	307,212
Tap Oil, Ltd. (a)	9	—

Tassal Group, Ltd.	45,048	136,086
Technology One, Ltd.	129,938	511,818
Ten Network Holdings, Ltd. (a) (c)	59,551	7,476
Tiger Resources, Ltd. (a)	2,464	95
Tox Free Solutions, Ltd.	77,489	152,004
Village Roadshow, Ltd.	23,395	68,838
Virtus Health, Ltd. (c)	17,006	74,458
Vita Group, Ltd. (c)	76,849	102,208
Viva Energy REIT	164,335	272,075
Vocus Group, Ltd.	332,862	624,220
Webjet, Ltd.	73,829	624,484
Western Areas, Ltd. (c)	116,476	237,621
Westgold Resources, Ltd. (a) (c)	96,688	148,698
WiseTech Global, Ltd.	55,107	376,185
WPP AUNZ, Ltd.	617,328	532,825

		57,336,880

AUSTRIA — 0.4%
DO & Co. AG	3,869	188,222
Palfinger AG	5,387	244,805
POLYTEC Holding AG	4,355	103,330
Porr AG (c)	8,038	253,955
RHI AG	13,221	552,516
S IMMO AG	31,022	549,196
S&T AG	21,306	468,999
Schoeller-Bleckmann Oilfield Equipment AG (a)	4,969	397,752
Semperit AG Holding	5,305	163,061
Zumtobel Group AG	23,289	404,724

		3,326,560

BELGIUM — 1.3%
Ablynx NV (a)	33,258	484,393
Aedifica SA	7,693	725,936
AGFA-Gevaert NV (a)	182,314	869,885
Barco NV	18,046	1,947,578
Befimmo SA	7,264	458,315
Celyad SA (a)	4,443	251,490
Econocom Group SA	49,955	381,448
Euronav NV (c)	63,172	519,413
EVS Broadcast Equipment SA	15,983	604,549
Fagron (a)	15,720	228,957
Greenyard NV	11,146	254,839
Ion Beam Applications (c)	11,591	393,821
Kinepolis Group NV	3,491	231,899
MDxHealth (a) (c)	52,365	292,815
Nyrstar NV (a) (c)	56,191	447,067
Orange Belgium SA	22,441	518,922
Recticel SA	30,351	272,336
Retail Estates NV REIT	4,493	390,988
Rezidor Hotel Group AB	69,593	278,803
Tessenderlo Group SA (a)	39,333	1,913,917
X-Fab Silicon Foundries SE (a) (c) (d)	45,558	398,015

		11,865,386

CANADA — 9.0%
Advantage Oil & Gas, Ltd. (a)	137,266	858,290
Aecon Group, Inc.	29,178	409,913
AG Growth International, Inc.	6,553	279,013
AGF Management, Ltd. Class B	11,754	76,032

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

AGT Food & Ingredients, Inc. (c)	11,130	$217,501
Aimia, Inc.	62,081	122,608
Alaris Royalty Corp. (c)	16,137	265,412
Alio Gold, Inc. (a)	4,899	21,544
Altius Minerals Corp.	10,884	103,649
Altus Group, Ltd.	19,641	498,936
Aphria, Inc. (a)	72,500	412,745
Arbutus Biopharma Corp. (a) (e) (f)	11,276	69,911
Arbutus Biopharma Corp. (a) (f)	1,595	9,889
Aritzia, Inc. (a)	32,900	390,649
Arizona Mining, Inc. (a)	101,600	246,150
Artis Real Estate Investment Trust	17,534	185,343
Asanko Gold, Inc. (a) (c)	87,825	82,864
Athabasca Oil Corp. (a)	160,675	143,890
Atrium Mortgage Investment Corp. (c)	35,888	345,494
ATS Automation Tooling Systems, Inc. (a)	34,578	366,613
Aurinia Pharmaceuticals, Inc. (a)	49,000	306,385
Aurora Cannabis, Inc. (a) (c)	205,800	457,461
AutoCanada, Inc.	9,256	176,217
Avigilon Corp. (a) (c)	15,820	226,172
Badger Daylighting, Ltd. (c)	15,575	330,890
Ballard Power Systems, Inc. (a)	73,527	343,928
Baytex Energy Corp. (a) (c)	96,705	290,737
Bellatrix Exploration, Ltd. (a) (c)	19,791	56,335
Birchcliff Energy, Ltd.	103,064	498,570
Bird Construction, Inc. (c)	19,816	157,653
Black Diamond Group, Ltd.	12,586	23,347
Boardwalk Real Estate Investment Trust	12,833	390,023
Bonavista Energy Corp. (c)	96,478	229,884
Bonterra Energy Corp.	10,082	133,013
Boralex, Inc. Class A	25,700	441,605
Boyd Group Income Fund	5,181	379,798
Calfrac Well Services, Ltd. (a) (c)	42,399	171,881
Callidus Capital Corp. (c)	13,800	113,653
Canaccord Genuity Group, Inc.	49,603	170,149
Canacol Energy, Ltd. (a) (c)	52,674	174,787
Canadian Solar, Inc. (a) (c)	18,821	316,946
Canadian Western Bank (c)	45,289	1,220,719
Canopy Growth Corp. (a) (c)	93,800	804,011
Capstone Mining Corp. (a)	213,794	232,487
Cara Operations, Ltd.	9,312	181,601
Cardinal Energy, Ltd. (c)	46,932	177,123
Cargojet, Inc.	7,600	306,759
Cascades, Inc.	26,232	313,781
Celestica, Inc. (a)	112,730	1,391,717
Centerra Gold, Inc.	113,813	799,917
CES Energy Solutions Corp.	149,418	753,870
Chemtrade Logistics Income Fund	22,900	362,731
Chorus Aviation, Inc.	37,400	250,001
Cineplex, Inc. (c)	35,100	1,095,673
Cogeco, Inc.	4,500	294,615
Colliers International Group, Inc.	30,968	1,532,738
Colossus Minerals, Inc. (a) (b)	390	—
Computer Modelling Group, Ltd.	42,663	312,472
Continental Gold, Inc. (a) (c)	58,747	141,859
Crew Energy, Inc. (a)	71,282	253,062
Crombie Real Estate Investment Trust	19,200	209,248

Dalradian Resources, Inc. (a) (c)	112,804	120,863
Delphi Energy Corp. (a)	68,552	67,968
Denison Mines Corp. (a) (c)	285,953	132,613
DIRTT Environmental Solutions (a)	31,331	137,284
Dominion Diamond Corp.	47,304	669,098
Dorel Industries, Inc. Class B	15,238	363,816
Dream Global Real Estate Investment Trust	31,200	274,667
Dream Office Real Estate Investment Trust	16,600	279,133
DREAM Unlimited Corp. Class A (a)	85,049	490,988
Dundee Precious Metals, Inc. (a)	60,396	130,388
ECN Capital Corp.	227,700	720,979
Eldorado Gold Corp.	433,400	949,519
Endeavour Mining Corp. (a) (c)	36,762	733,682
Endeavour Silver Corp. (a) (c)	63,307	150,339
EnerCare, Inc.	49,454	808,647
Enerflex, Ltd.	42,866	630,660
Enghouse Systems, Ltd.	11,835	489,336
Ensign Energy Services, Inc.	57,612	324,763
Entertainment One, Ltd.	147,638	511,042
Equitable Group, Inc. (c)	6,694	299,735
Exchange Income Corp. (c)	13,133	366,798
Extendicare, Inc. (c)	47,112	351,461
Fiera Capital Corp.	31,500	363,699
Firm Capital Mortgage Investment Corp. (c)	31,958	315,581
First Majestic Silver Corp. (a)	97,100	661,490
First Mining Finance Corp. (a)	373,500	201,585
Fortuna Silver Mines, Inc. (a)	78,783	343,945
Freehold Royalties, Ltd. (c)	54,119	637,840
GASFRAC Energy Services, Inc. (a) (b)	21,904	—
Gibson Energy, Inc.	64,664	916,200
Gluskin Sheff + Associates, Inc.	13,196	198,365
Gran Tierra Energy, Inc. (a)	164,554	372,357
Granite Oil Corp. (c)	23,156	64,803
Granite Real Estate Investment Trust	25,396	1,016,733
Great Canadian Gaming Corp. (a)	29,961	768,999
Guardian Capital Group, Ltd. Class A	86,300	1,687,151
Guyana Goldfields, Inc. (a)	81,399	272,057
High Liner Foods, Inc.	5,790	64,861
Home Capital Group, Inc. (c)	25,833	286,907
Horizon North Logistics, Inc. (c)	76,561	85,092
Hudson’s Bay Co. (c)	63,400	644,316
Innergex Renewable Energy, Inc.	59,265	680,956
Interfor Corp. (a)	28,707	454,023
InterRent Real Estate Investment Trust	8,375	53,907
Intertape Polymer Group, Inc.	36,428	530,116
Jamieson Wellness, Inc.	16,900	268,908
Just Energy Group, Inc. (c)	81,738	472,527
Kelt Exploration, Ltd. (a)	60,810	346,680
Killam Apartment Real Estate Investment Trust	21,100	222,531
Kinaxis, Inc. (a)	12,279	723,594
Kinder Morgan Canada, Ltd. (d)	59,700	826,773
Klondex Mines, Ltd. (a)	66,711	242,702
Knight Therapeutics, Inc. (a)	32,256	223,096
Labrador Iron Ore Royalty Corp. (c)	26,224	415,172

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Laurentian Bank of Canada	18,826	$907,845
Lightstream Resources, Ltd. (a) (b)	64,736	—
Liquor Stores N.A., Ltd.	16,730	131,764
Lithium Americas Corp. (a)	151,700	201,353
Lucara Diamond Corp.	116,581	225,583
MacDonald Dettwiler & Associates, Ltd.	19,000	1,078,335
MAG Silver Corp. (a)	53,749	600,387
Major Drilling Group International, Inc. (a) (c)	103,329	578,342
Martinrea International, Inc.	70,073	635,372
Medical Facilities Corp.	16,906	210,742
MEG Energy Corp. (a) (c)	90,219	396,036
Morneau Shepell, Inc.	35,165	584,841
Mountain Province Diamonds, Inc. (a) (c)	43,693	141,841
MTY Food Group, Inc.	9,987	390,329
Mullen Group, Ltd. (c)	64,819	883,672
Nemaska Lithium, Inc. (a)	219,000	246,904
Nevsun Resources, Ltd. (c)	112,000	241,794
NexGen Energy, Ltd. (a) (c)	154,325	341,806
North American Palladium, Ltd. (a)	3	15
North West Co., Inc. (c)	29,657	709,264
Northern Dynasty Minerals, Ltd. (a) (c)	172,200	308,422
Northview Apartment Real Estate Investment Trust	15,600	279,906
NorthWest Healthcare Properties Real Estate Investment Trust	22,000	199,304
Novagold Resources, Inc. (a) (c)	119,966	489,207
NuVista Energy, Ltd. (a)	105,812	638,772
Obsidian Energy, Ltd. (a) (c)	194,960	205,771
OneREIT	9,495	32,494
Osisko Mining, Inc. (a)	91,400	320,830
Painted Pony Energy, Ltd. (a) (c)	50,326	134,401
Paramount Resources, Ltd. Class A (a)	43,229	853,761
Parex Resources, Inc. (a)	93,659	1,127,068
Pason Systems, Inc.	40,231	604,116
Pengrowth Energy Corp. (a) (c)	241,639	245,378
Pizza Pizza Royalty Corp.	23,038	305,049
Poseidon Concepts Corp. (a) (b)	43,064	—
Precision Drilling Corp. (a)	145,373	451,003
Premier Gold Mines, Ltd. (a)	98,874	282,237
Pretium Resources, Inc. (a)	63,066	582,427
Primero Mining Corp. (a) (c)	57,668	4,150
ProMetic Life Sciences, Inc. (a) (c) (f)	274,482	351,154
ProMetic Life Sciences, Inc. (a) (f)	3,753	4,774
Pure Industrial Real Estate Trust	60,100	305,630
Quarterhill, Inc.	1,107	1,452
Raging River Exploration, Inc. (a)	134,780	848,134
Redknee Solutions, Inc. (a)	810	505
Richmont Mines, Inc. (a)	27,584	256,508
Rogers Sugar, Inc. (c)	64,288	324,871
Rubicon Minerals Corp. (a)	15	19
Russel Metals, Inc.	33,840	746,258
Sabina Gold & Silver Corp. (a)	116,600	206,042
Sandstorm Gold, Ltd. (a) (c)	108,389	488,797
Savaria Corp.	23,900	266,012
Seabridge Gold, Inc. (a) (c)	24,518	298,964
Secure Energy Services, Inc. (c)	109,494	758,180

SEMAFO, Inc. (a)	143,391	378,355
ShawCor, Ltd.	33,292	734,971
Sherritt International Corp. (a) (c)	164,688	140,900
Sienna Senior Living, Inc. (c)	38,495	556,194
Sierra Wireless, Inc. (a)	17,431	373,108
Silvercorp Metals, Inc.	107,026	289,248
SilverCrest Metals, Inc. (a)	54	63
Slate Office REIT	36,600	235,289
Sleep Country Canada Holdings, Inc. (d)	17,075	492,597
Southern Pacific Resource Corp. (a) (b)	281,142	—
Spartan Energy Corp. (a)	522	2,851
Sprott, Inc. (c)	130,100	219,495
SSR Mining, Inc. (a)	67,897	717,705
Stornoway Diamond Corp. (a)	155,285	93,123
Stuart Olson, Inc.	69	286
Student Transportation, Inc. (c)	38,600	229,936
Summit Industrial Income REIT	40,300	239,741
SunOpta, Inc. (a)	34,410	299,367
Sunshine Oilsands, Ltd. (a)	1,799,500	64,509
Superior Plus Corp. (c)	61,518	621,747
Surge Energy, Inc. (c)	115,167	208,114
Tamarack Valley Energy, Ltd. (a)	171,700	388,527
Teranga Gold Corp. (a)	33,426	74,835
Theratechnologies, Inc. (a)	54,700	328,467
Timbercreek Financial Corp.	26,000	194,379
TORC Oil & Gas, Ltd. (c)	53,978	265,434
Torex Gold Resources, Inc. (a)	39,688	620,398
Total Energy Services, Inc.	41,911	475,526
TransAlta Corp.	145,707	850,487
Transcontinental, Inc. Class A	41,914	864,320
Trevali Mining Corp. (a)	372,479	419,938
Trican Well Service, Ltd. (a)	206,562	753,147
Tricon Capital Group, Inc.	67,311	545,205
Trinidad Drilling, Ltd. (a)	101,664	153,636
Twin Butte Energy, Ltd. (a) (b)	83,708	—
Uni-Select, Inc.	62,248	1,341,867
Valener, Inc. (c)	10,700	188,735
Wajax Corp.	5,684	92,624
Western Forest Products, Inc.	192,662	411,312
Westshore Terminals Investment Corp. (c)	29,550	566,829
Yellow Pages, Ltd. (a) (c)	12,355	85,255
ZCL Composites, Inc.	23,200	236,146

		79,679,496

CHINA — 0.2%
APT Satellite Holdings, Ltd. (c)	143,500	67,059
Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	87,000	112,722
Bloomage BioTechnology Corp., Ltd. (c)	92,500	184,747
BOE Varitronix, Ltd.	106,000	54,963
China Everbright Water, Ltd. (c)	167,493	52,421
China Gold International Resources Corp., Ltd. (a)	129,009	202,181
China Merchants Land, Ltd.	212,000	42,342
Chong Hing Bank, Ltd.	57,000	116,325

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Gemdale Properties & Investment Corp., Ltd.	2,752,000	$310,057
Greenland Hong Kong Holdings, Ltd.	202,000	76,551
HC International, Inc. (c)	178,000	143,572
HengTen Networks Group, Ltd. (a) (c)	10,988,000	407,968
Huarong International Financial Holdings, Ltd. (a) (c)	363,000	134,312
Nam Tai Property, Inc.	13,814	149,882
Sino Grandness Food Industry Group, Ltd. (a) (c)	266,772	43,219

		2,098,321

DENMARK — 0.6%
ALK-Abello A/S	2,387	375,599
Alm Brand A/S	20,523	202,139
Amagerbanken A/S (a) (b)	308,573	—
Ascendis Pharma A/S ADR (a) (c)	12,700	460,375
Bang & Olufsen A/S (a)	35,061	757,498
D/S Norden A/S (a)	15,645	334,284
Forward Pharma A/S ADR (a)	6,240	36,754
H+H International A/S Class B (a)	31,327	567,338
Matas A/S	14,336	209,524
NNIT A/S (d)	7,972	240,624
OW Bunker A/S (a) (b)	9,828	—
Per Aarsleff Holding A/S Class B	11,889	349,410
Ringkjoebing Landbobank A/S	10,744	554,712
Scandinavian Tobacco Group A/S Class A (d)	30,619	543,328
Solar A/S Class B	1,509	91,933
Spar Nord Bank A/S	35,712	444,783
Zealand Pharma A/S (a)	22,768	439,460

		5,607,761

FINLAND — 0.7%
Caverion Corp. (a)	33,580	308,456
Cramo Oyj	16,154	424,150
F-Secure Oyj	65,461	330,447
Ferratum Oyj	7,361	232,783
Finnair Oyj	28,987	384,149
Kemira Oyj	48,671	639,832
Lehto Group Oyj	16,785	252,604
Oriola-KD Oyj Class B	35,960	144,540
Outotec Oyj (a) (c)	59,658	472,183
Pihlajalinna Oyj	11,718	221,371
PKC Group Oyj (a) (e)	177	4,928
Raisio Oyj Class V	46,615	202,247
Ramirent Oyj	35,051	362,162
Revenio Group Oyj	5,187	216,646
Sanoma Oyj	35,285	385,019
Stockmann Oyj Abp Class B (a)	19,389	137,530
Talvivaara Mining Co. PLC (a) (b)	572,382	—
Technopolis Oyj	52,066	241,901
Tikkurila Oyj	20,884	380,458
Tokmanni Group Corp.	22,499	190,178
Uponor Oyj	26,212	454,281
YIT Oyj	73,240	599,163

		6,585,028

FRANCE — 2.2%
AB Science SA (a) (c)	14,123	140,916

Akka Technologies	7,315	426,768
Albioma SA	12,026	271,263
Assystem	2,375	92,655
Beneteau SA	13,301	231,149
Boiron SA	3,361	299,990
Bonduelle SCA	5,033	226,695
Bourbon Corp. (c)	9,085	82,163
Cellectis SA (a) (c)	14,975	420,457
CGG SA (a) (c)	11,269	62,614
Chargeurs SA	8,711	264,662
Cie des Alpes	5,848	186,319
Coface SA (a)	43,308	465,396
Derichebourg SA	33,419	350,435
Devoteam SA	3,006	279,498
Eramet (a)	4,274	290,430
Esker SA	9,542	548,799
Etablissements Maurel et Prom (a)	2,040	9,068
Gaztransport Et Technigaz SA (c)	12,206	663,777
Genfit (a)	11,321	328,971
GL Events	30,493	1,011,169
Guerbet	3,079	286,831
Haulotte Group SA	3,302	62,458
ID Logistics Group (a)	1,276	227,782
Innate Pharma SA (a) (c)	27,000	328,131
Interparfums SA	2,288	91,344
IPSOS	15,170	525,196
Jacquet Metal Service	31,026	1,030,678
Kaufman & Broad SA	8,310	400,822
Le Noble Age	7,561	504,227
Lectra	15,216	477,771
Maisons du Monde SA (d)	20,032	880,845
Manitou BF SA	6,179	231,928
Marie Brizard Wine & Spirits SA (a)	14,617	245,033
Mercialys SA	19,592	391,432
Mersen SA	32,790	1,180,761
Nanobiotix (a)	13,923	280,474
Naturex (a)	3,597	407,377
Neopost SA	18,864	733,257
Nicox (a) (c)	18,098	204,861
Parrot SA (a) (c)	9,842	118,214
Pierre & Vacances SA (a)	1,082	58,201
Rallye SA	11,137	206,445
SOITEC (a)	10,611	696,084
Solocal Group (a)	257,833	309,687
Solutions 30 SE (a)	21,631	730,085
SRP Groupe SA (a) (d)	12,868	263,177
Ste Industrielle d’Aviation Latecoere SA (a)	55,164	380,203
Talend SA ADR (a)	9,400	384,836
Technicolor SA	223,181	770,426
Valneva SE (a) (c)	55,575	192,503
Virbac SA (a) (c)	1,926	283,362

		19,537,625

GERMANY — 3.4%
ADVA Optical Networking SE (a) (c)	12,499	84,476
AIXTRON SE (a) (c)	63,296	852,297
Amadeus Fire AG	3,255	302,919
Aumann AG (a) (d)	3,468	350,129

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

AURELIUS SE & Co. KGaA (c)	15,910	$1,046,521
Bauer AG	5,619	181,979
BayWa AG	2,377	94,672
Bertrandt AG (c)	2,918	293,842
bet-at-home.com AG	1,830	256,474
Bilfinger SE	17,479	732,114
Biotest AG Preference Shares	11,881	318,908
Borussia Dortmund GmbH & Co. KGaA	40,908	396,564
CANCOM SE (c)	9,096	682,834
Capital Stage AG (c)	66,297	494,789
Cewe Stiftung & Co. KGaA	3,286	312,369
Deutsche Beteiligungs AG	6,525	351,057
Deutsche Pfandbriefbank AG (d)	37,324	558,615
Deutz AG	63,353	511,913
DIC Asset AG	83,840	926,632
Draegerwerk AG & Co. KGaA	2,348	197,637
Draegerwerk AG & Co. KGaA Preference Shares	1,544	171,196
Elmos Semiconductor AG	10,452	270,728
ElringKlinger AG (c)	8,643	161,134
GFT Technologies SE	12,231	229,472
Grammer AG	7,716	503,252
Hamborner REIT AG	46,814	506,393
Heidelberger Druckmaschinen AG (a) (c)	119,358	486,812
HELMA Eigenheimbau AG	2,642	149,812
Hornbach Holding AG & Co. KGaA	2,628	242,332
Hypoport AG (a)	2,003	352,469
Indus Holding AG	28,839	2,133,227
Isra Vision AG	826	155,995
Jenoptik AG	87,745	2,908,129
Kloeckner & Co. SE	57,570	738,442
Koenig & Bauer AG	8,964	738,945
KSB AG Preference Shares	265	144,408
LPKF Laser & Electronics AG (a)	13,451	121,283
Medigene AG (a) (c)	15,158	233,226
MLP SE	67,897	468,202
Nordex SE (a) (c)	40,225	459,276
Norma Group SE	16,113	1,059,874
PATRIZIA Immobilien AG (a) (c)	61,462	1,281,002
Pfeiffer Vacuum Technology AG	2,230	351,683
QSC AG	20,906	45,846
RIB Software SE (c)	17,188	364,738
SAF-Holland SA	16,376	332,987
SGL Carbon SE (a) (c)	24,251	410,117
SHS ST Deutschland Holding (e) (f)	17,810	395,202
SHS ST Deutschland Holding (e) (f)	12	44
SLM Solutions Group AG (a) (c)	5,956	250,666
SMA Solar Technology AG (c)	3,691	144,715
STRATEC Biomedical AG (c)	3,081	184,376
SUESS MicroTec SE (a) (c)	10,895	215,870
Surteco SE	8,585	262,356
Takkt AG	16,943	388,582
Technotrans AG	4,117	242,382
Tele Columbus AG (a) (d)	29,200	308,956
TLG Immobilien AG	22,607	521,424
Trivago NV ADR (a) (c)	20,500	222,425
Vossloh AG (a)	4,284	289,287

VTG AG	4,391	243,979
Wacker Neuson SE	10,031	332,872
Washtec AG	6,262	550,038
XING SE	1,724	540,100
Zeal Network SE	5,511	169,067
zooplus AG (a) (c)	2,744	462,264

		29,692,326

GREECE — 0.0% (g)
TT Hellenic Postbank SA (a) (b)	129,076	—

HONG KONG — 2.9%
Beijing Gas Blue Sky Holdings, Ltd. (a)	3,704,000	246,595
Cafe de Coral Holdings, Ltd.	177,191	551,262
Century Sunshine Group Holdings, Ltd. (a)	882,698	27,688
China Baoli Technologies Holdings, Ltd. (a)	9,925,000	199,499
China Cord Blood Corp. (a) (c)	47,582	529,112
China Goldjoy Group, Ltd. (c)	4,240,000	314,850
China Household Holdings, Ltd. (a)	780,000	50,930
China Innovationpay Group, Ltd. (a) (c)	2,460,000	154,327
China LNG Group, Ltd. (a) (c)	846,999	130,129
China LotSynergy Holdings, Ltd. (a)	4,860,000	118,222
China Ocean Resources Co., Ltd. (a) (c)	26,593	1,463
China Regenerative Medicine International, Ltd. (a) (c)	6,208,056	160,552
China Ruifeng Renewable Energy Holdings, Ltd. (a)	427,200	38,286
China Smarter Energy Group Holdings, Ltd. (a) (c)	2,062,000	158,398
China Strategic Holdings, Ltd. (a)	9,306,667	132,260
China Water Industry Group, Ltd. (a) (c)	440,000	91,823
Chow Sang Sang Holdings International, Ltd.	260,939	598,001
CK Life Sciences Int’l Holdings, Inc.	2,764,000	215,863
Common Splendor International Health Industry Group, Ltd. (a)	2,360,000	217,548
Digital Domain Holdings, Ltd. (a) (c)	4,879,996	144,950
Emperor Entertainment Hotel, Ltd.	100,000	24,454
Enerchina Holdings, Ltd. (c)	3,496,500	79,235
Esprit Holdings, Ltd. (a) (c)	979,435	546,729
Evergrande Health Industry Group, Ltd. (a) (c)	1,290,000	566,492
Fairwood Holdings, Ltd. (c)	158,000	633,157
FDG Electric Vehicles, Ltd. (a) (c)	7,657,493	382,350
Freeman FinTech Corp., Ltd. (a)	5,000,000	294,468
Future World Financial Holdings, Ltd. (a)	34,303	830
G-Resources Group, Ltd. (a)	14,290,790	188,453
GCL New Energy Holdings, Ltd. (a) (c)	3,806,000	253,386
Giordano International, Ltd.	1,430,000	858,655
Global Brands Group Holding, Ltd. (a)	2,818,000	270,590
HKBN, Ltd.	554,413	579,207
HKR International, Ltd. (c)	2,777,259	1,767,188

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

HMV Digital China Group, Ltd. (a)	7,820,000	$250,298
Honbridge Holdings, Ltd. (a) (c)	1,418,000	185,177
Hopewell Highway Infrastructure, Ltd.	603,500	373,194
Hutchison Telecommunications Hong Kong Holdings, Ltd.	800,000	291,907
Hybrid Kinetic Group, Ltd. (a) (c)	8,619,000	215,180
K Wah International Holdings, Ltd.	1,686,670	1,014,934
Kong Sun Holdings, Ltd. (a)	75,000	3,601
L&A International Holdings, Ltd. (a)	1,901,584	2,435
Lai Sun Development Co., Ltd.	142,800	257,054
Landing International Development, Ltd. (a)	33,126,000	665,854
Lee’s Pharmaceutical Holdings, Ltd.	227,000	179,607
Noble Group, Ltd. (a) (c)	442,919	128,836
O Luxe Holdings, Ltd. (a) (c)	900,000	192,428
Pacific Basin Shipping, Ltd. (a) (c)	3,264,000	735,483
Pacific Textiles Holdings, Ltd.	492,000	505,184
Panda Green Energy Group, Ltd. (a) (c)	2,260,000	298,027
PAX Global Technology, Ltd. (c)	403,000	214,639
Peace Mark Holdings, Ltd. (a) (b)	504,228	—
Pico Far East Holdings, Ltd. (c)	202,000	84,569
Playmates Toys, Ltd.	380,000	62,760
Prosperity REIT	602,000	254,343
Road King Infrastructure, Ltd.	1,238,482	1,994,713
Sa Sa International Holdings, Ltd. (c)	730,000	285,058
Shun Tak Holdings, Ltd.	1,342,749	598,252
Singamas Container Holdings, Ltd. (a)	924,000	204,658
SmarTone Telecommunications Holdings, Ltd. (c)	243,630	292,267
SMI Holdings Group, Ltd. (c)	628,081	330,497
Spring Real Estate Investment Trust	264,000	117,623
Stella International Holdings, Ltd.	214,500	375,135
Summit Ascent Holdings, Ltd. (a) (c)	586,000	81,778
Sun Hung Kai & Co., Ltd.	348,000	223,662
SUNeVision Holdings, Ltd.	292,000	197,391
Sunlight Real Estate Investment Trust	173,000	112,074
Superb Summit International Group, Ltd. (a) (b) (c)	1,685,500	—
Television Broadcasts, Ltd. (c)	173,816	577,480
Texhong Textile Group, Ltd. (c)	231,500	314,764
Texwinca Holdings, Ltd.	802,850	482,078
Tongda Group Holdings, Ltd. (c)	2,230,000	596,707
Tou Rong Chang Fu Group, Ltd. (a)	2,420,000	41,517
Town Health International Medical Group, Ltd. (c)	1,968,000	176,373
Towngas China Co., Ltd. (a)	473,000	331,858
Truly International Holdings, Ltd. (c)	802,000	269,021
Value Partners Group, Ltd. (c)	438,000	395,342
Viva China Holdings, Ltd. (a)	1,896,000	179,631
Yuexiu Real Estate Investment Trust	1,153,000	726,281

		25,346,622

IRELAND — 0.8%
Amarin Corp. PLC ADR (a) (c)	152,246	532,861
C&C Group PLC	163,123	588,174
Cairn Homes PLC (a)	387,906	787,615
Dalata Hotel Group PLC (a)	82,882	541,846
Fly Leasing, Ltd. ADR (a) (c)	24,854	348,453

Green REIT PLC	326,478	581,645
Greencore Group PLC	382,234	1,006,161
Hibernia REIT PLC	388,727	700,818
Hostelworld Group PLC (d)	53,534	258,027
Irish Continental Group PLC	79,015	528,242
Irish Residential Properties REIT PLC	364,454	635,515
Origin Enterprises PLC	61,357	483,091
Trinity Biotech PLC ADR (a)	32,259	180,973

		7,173,421

ISRAEL — 1.8%
Africa Israel Properties, Ltd. (a)	2,642	58,358
Airport City, Ltd. (a)	39,532	510,626
Alony Hetz Properties & Investments, Ltd.	34,571	366,985
Amot Investments, Ltd.	53,897	299,648
Bayside Land Corp.	710	326,400
Caesarstone, Ltd. (a)	12,601	375,510
Cellcom Israel, Ltd. (a)	34,100	317,486
Ceragon Networks, Ltd. (a) (c)	49,801	103,586
Clal Insurance Enterprises Holdings, Ltd. (a)	17,971	303,298
CyberArk Software, Ltd. (a)	14,934	612,294
Delek Automotive Systems, Ltd.	21,228	158,642
Delta-Galil Industries, Ltd.	5,761	181,835
Electra, Ltd.	2,242	501,318
First International Bank Of Israel, Ltd.	27,173	507,600
Gazit-Globe, Ltd.	50,540	486,572
Harel Insurance Investments & Financial Services, Ltd.	44,989	281,452
IDI Insurance Co., Ltd.	7,117	452,896
Inrom Construction Industries, Ltd.	75,968	329,454
Israel Corp., Ltd. (a)	1,591	317,290
Israel Discount Bank, Ltd. Class A (a)	1	2
Ituran Location and Control, Ltd.	14,120	509,026
Jerusalem Economy, Ltd. (a)	135,326	334,580
Jerusalem Oil Exploration (a)	5,727	306,404
Kornit Digital, Ltd. (a)	18,900	289,170
Matrix IT, Ltd.	15,717	165,330
Mazor Robotics, Ltd. (a)	18,014	429,876
Migdal Insurance & Financial Holding, Ltd.	259,432	270,551
Neuroderm, Ltd. (a)	11,800	459,020
Norstar Holdings, Inc.	7,117	129,140
Nova Measuring Instruments, Ltd. (a)	27,319	730,342
Oil Refineries, Ltd.	1,043,263	522,429
Orbotech, Ltd. (a)	26,057	1,099,866
Partner Communications Co., Ltd. (a)	57,480	308,992
Paz Oil Co., Ltd.	5,972	984,063
Radware, Ltd. (a)	27,804	468,776
Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	4,791	244,799
Reit 1, Ltd.	122,400	475,727
Sapiens International Corp. NV (a)	26,792	349,177
Shikun & Binui, Ltd.	84,325	206,480
Shufersal, Ltd.	61,199	359,648
SodaStream International, Ltd. (a)	11,694	777,066

		15,911,714

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

ITALY — 1.3%
Ascopiave SpA	39,302	$162,899
Astaldi SpA	98,699	676,172
Banca Carige SpA (a) (c)	284,423	77,336
Banca Farmafactoring SpA (a) (d)	47,794	324,887
Banca Monte dei Paschi di Siena SpA (a) (b)	10,689	95,279
Banca Popolare di Sondrio SCPA	202,549	871,610
BasicNet SpA (c)	27,444	124,586
Beni Stabili SpA SIIQ	391,421	339,649
Brunello Cucinelli SpA	12,947	401,628
Cairo Communication SpA	36,970	187,061
Cementir Holding SpA	35,223	296,898
CIR-Compagnie Industriali Riunite SpA	90,049	139,244
Credito Valtellinese SpA (a) (c)	47,418	227,818
Danieli & C Officine Meccaniche SpA	18,031	333,386
Datalogic SpA	8,177	287,782
doBank SpA (a) (d)	22,647	293,971
Ei Towers SpA	18,361	1,086,403
Esprinet SpA	45,798	269,954
Fila SpA	11,160	248,826
Fincantieri SpA (a)	256,027	308,123
GEDI Gruppo Editoriale SpA (a)	28,066	24,885
Immobiliare Grande Distribuzione SIIQ SpA	162,518	169,554
Italmobiliare SpA	2,337	63,075
Juventus Football Club SpA (a)	206,045	192,677
Maire Tecnimont SpA	66,457	367,843
MARR SpA (c)	13,018	343,194
Massimo Zanetti Beverage Group SpA (d)	11,513	118,413
OVS SpA (d)	75,691	578,053
Piaggio & C SpA	88,642	277,700
RAI Way SpA (d)	50,908	275,038
Safilo Group SpA (a)	6,960	46,530
Salini Impregilo SpA (c)	93,705	369,555
Societa Cattolica di Assicurazioni S.c.r.l	77,614	674,401
Sogefi SpA (a)	36,118	219,685
Tamburi Investment Partners SpA	70,211	490,965
Technogym SpA (d)	38,580	341,841
Vittoria Assicurazioni SpA	7,988	108,599

		11,415,520

JAPAN — 36.4%
3-D Matrix, Ltd. (a) (c)	12,200	73,916
77 Bank, Ltd.	38,000	938,818
A/S One Corp.	3,800	202,212
Access Co., Ltd. (a) (c)	14,600	119,327
Achilles Corp.	3,100	62,212
Adastria Co., Ltd.	23,700	534,784
ADEKA Corp.	44,000	802,097
Advanced Media, Inc. (a)	15,700	117,856
Adways, Inc.	19,200	84,431
Aeon Delight Co., Ltd.	12,300	461,667
AEON REIT Investment Corp.	586	592,950
Ahresty Corp.	8,100	67,785
Ai Holdings Corp.	21,700	541,705

Aichi Steel Corp.	3,200	125,652
Aida Engineering, Ltd.	31,700	373,985
Aiful Corp. (a) (c)	127,876	426,007
Akatsuki, Inc. (a) (c)	2,300	179,807
Akebono Brake Industry Co., Ltd. (a)	74,600	255,150
Alconix Corp.	14,500	260,592
Alpine Electronics, Inc.	22,800	414,619
Altech Corp.	6,900	227,109
Amano Corp.	31,700	749,941
Amiyaki Tei Co., Ltd.	1,700	71,585
AnGes, Inc. (a) (c)	50,600	297,131
Anicom Holdings, Inc.	10,800	277,760
Anritsu Corp.	67,600	560,306
AOKI Holdings, Inc.	9,800	128,502
Aomori Bank, Ltd.	7,600	265,340
Aoyama Trading Co., Ltd.	22,500	804,535
Arakawa Chemical Industries, Ltd.	11,100	260,034
Arata Corp.	7,300	311,287
Arcland Sakamoto Co., Ltd.	13,900	209,306
Arcs Co., Ltd.	26,300	592,985
Argo Graphics, Inc.	8,200	256,421
Arisawa Manufacturing Co., Ltd.	14,200	126,780
Artnature, Inc.	16,200	101,893
Asahi Diamond Industrial Co., Ltd.	30,500	293,173
Asahi Holdings, Inc.	51,773	1,064,758
Asatsu-DK, Inc.	12,700	358,779
Asia Pile Holdings Corp.	6,600	36,352
ASKA Pharmaceutical Co., Ltd.	11,000	181,175
ASKUL Corp.	11,800	332,306
Asukanet Co., Ltd. (c)	5,200	87,864
Ateam, Inc.	6,400	167,896
Atom Corp. (c)	15,500	115,529
Aucnet, Inc.	20,900	264,766
Autobacs Seven Co., Ltd.	45,100	730,799
Avex Group Holdings, Inc.	20,800	282,162
Awa Bank, Ltd.	245,000	1,614,978
Axial Retailing, Inc.	6,900	265,113
Bando Chemical Industries, Ltd.	32,700	347,146
Bank of Iwate, Ltd.	1,800	72,678
Bank of Nagoya, Ltd. (c)	20,560	807,313
Bank of Okinawa, Ltd.	29,900	1,201,950
Bank of the Ryukyus, Ltd.	87,820	1,357,498
Belc Co., Ltd.	6,300	315,658
Belluna Co., Ltd.	26,400	278,154
Benefit One, Inc.	16,000	315,125
BML, Inc.	15,800	337,855
Broadleaf Co., Ltd.	29,100	249,986
Broccoli Co., Ltd. (c)	18,000	100,262
Bunka Shutter Co., Ltd.	43,200	323,141
Can Do Co., Ltd.	24,100	386,020
Capcom Co., Ltd.	25,500	626,598
Central Glass Co., Ltd.	59,269	1,291,055
Chiome Bioscience, Inc. (a) (c)	29,400	99,511
Chiyoda Co., Ltd.	20,400	510,521
Chiyoda Corp. (c)	107,500	628,392
Chiyoda Integre Co., Ltd.	5,600	131,238
Chofu Seisakusho Co., Ltd.	12,600	296,069
Chubu Shiryo Co., Ltd.	14,400	255,085
Chudenko Corp.	4,600	133,629

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Chugoku Marine Paints, Ltd.	35,500	$296,766
Ci:z Holdings Co., Ltd.	31,200	1,098,992
CKD Corp.	25,600	502,607
Clarion Co., Ltd.	59,000	232,719
CMK Corp.	36,000	362,031
Cocokara fine, Inc.	15,200	866,912
COLOPL, Inc.	42,100	485,460
Colowide Co., Ltd. (c)	30,100	554,055
Comforia Residential REIT, Inc. (c)	299	631,920
COOKPAD, Inc. (c)	22,066	152,707
Cosmo Energy Holdings Co., Ltd.	35,400	809,799
Create Restaurants Holdings, Inc.	16,100	166,914
Create SD Holdings Co., Ltd.	12,300	325,297
CROOZ, Inc. (c)	2,300	48,221
CYBERDYNE, Inc. (a) (c)	37,300	496,715
D.A. Consortium Holdings, Inc.	14,600	246,954
D.Western Therapeutics Institute, Inc. (a)	9,300	40,318
Dai Nippon Toryo Co., Ltd.	15,600	240,171
Dai-Dan Co., Ltd.	14,500	357,203
Daibiru Corp.	24,900	274,958
Daido Metal Co., Ltd.	28,400	253,308
Daihen Corp.	48,000	425,567
Daiho Corp.	82,000	387,545
Daiken Corp.	9,900	249,600
Daikyo, Inc.	10,700	210,074
Daikyonishikawa Corp.	19,700	317,118
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	8,800	401,048
Daio Paper Corp. (c)	50,600	596,960
Daiseki Co., Ltd.	14,300	360,025
Daishi Bank, Ltd.	19,200	904,011
Daishinku Corp.	1,800	30,191
Daito Bank, Ltd.	4,100	62,976
Daito Pharmaceutical Co., Ltd.	8,600	222,248
Daiwabo Holdings Co., Ltd.	10,600	446,826
DCM Holdings Co., Ltd.	78,793	711,177
Denyo Co., Ltd.	3,800	67,280
Descente, Ltd.	14,600	199,094
Dexerials Corp.	33,200	405,838
Digital Arts, Inc. (c)	8,300	357,616
Digital Garage, Inc.	18,400	390,836
Dip Corp.	16,700	381,430
Doshisha Co., Ltd.	12,900	289,252
Doutor Nichires Holdings Co., Ltd.	74,472	1,597,742
DTS Corp.	55,862	1,530,976
Duskin Co., Ltd.	23,200	653,347
DyDo Group Holdings, Inc.	4,100	195,229
Dynam Japan Holdings Co., Ltd.	110,400	168,200
Eagle Industry Co., Ltd.	14,800	271,505
Earth Chemical Co., Ltd.	10,600	478,372
EDION Corp. (c)	109,900	1,030,023
Ehime Bank, Ltd. (c)	97,540	1,252,124
Eighteenth Bank, Ltd.	314,730	768,896
Eiken Chemical Co., Ltd.	10,300	400,782
Eizo Corp.	11,500	454,626
Elecom Co., Ltd.	8,600	172,970
en-japan, Inc.	14,500	531,360
Enplas Corp.	5,300	245,307

EPS Holdings, Inc.	20,400	391,454
eRex Co., Ltd.	27,000	251,135
ESPEC Corp.	16,800	343,567
euglena Co., Ltd. (a) (c)	34,600	363,935
Exedy Corp.	18,000	547,684
F@N Communications, Inc.	15,600	174,619
Fancl Corp.	54,300	1,172,203
FCC Co., Ltd.	47,328	1,053,649
Feed One Co., Ltd.	51,600	120,560
Ferrotec Holdings Corp.	10,400	175,266
Fields Corp. (c)	3,500	34,824
Financial Products Group Co., Ltd. (c)	28,500	316,231
Foster Electric Co., Ltd.	15,300	308,678
Fudo Tetra Corp.	90,200	149,846
Fuji Co., Ltd.	11,900	306,156
Fuji Kyuko Co., Ltd. (c)	13,500	300,666
Fuji Machine Manufacturing Co., Ltd.	43,000	800,675
Fuji Pharma Co., Ltd.	3,500	119,398
Fuji Seal International, Inc.	19,700	595,034
Fuji Soft, Inc.	18,800	548,643
Fujibo Holdings, Inc.	7,200	248,177
Fujicco Co., Ltd.	10,000	236,397
Fujimi, Inc.	11,200	260,784
Fujimori Kogyo Co., Ltd.	7,500	253,187
Fujita Kanko, Inc. (c)	4,399	139,710
Fujitec Co., Ltd.	40,000	559,677
Fujiya Co., Ltd.	6,800	151,749
Fukuda Corp.	4,000	226,713
Fukui Bank, Ltd.	12,900	341,968
Fukuoka Corp. REIT	1,061	1,509,992
Fukushima Industries Corp.	8,400	310,061
Fukuyama Transporting Co., Ltd.	19,400	614,409
FULLCAST Holdings Co., Ltd.	14,100	256,159
Funai Soken Holdings, Inc.	14,800	455,577
Furukawa Co., Ltd.	17,839	303,637
Fuso Chemical Co., Ltd.	13,300	424,763
Futaba Corp.	14,000	264,167
Futaba Industrial Co., Ltd.	31,500	354,275
Fuyo General Lease Co., Ltd.	9,600	625,985
G-Tekt Corp.	16,000	330,334
Genky Stores, Inc. (c)	5,100	198,672
Geo Holdings Corp.	20,800	300,271
Giken, Ltd.	8,900	243,917
Global One Real Estate Investment Corp.	87	283,263
GLOBERIDE, Inc.	6,800	117,557
GMO internet, Inc. (c)	32,100	390,966
GNI Group, Ltd. (a) (c)	51,000	210,678
Goldwin, Inc.	4,000	285,346
Gree, Inc.	50,200	342,947
GS Yuasa Corp. (c)	224,000	1,176,067
Gulliver International Co., Ltd. (c)	33,500	206,836
Gumi, Inc. (a)	23,000	228,437
Gunosy, Inc. (a)	8,653	245,988
Gunze, Ltd.	9,200	420,095
Gurunavi, Inc.	14,100	204,175
Hankyu REIT, Inc.	225	267,645
Hanwa Co., Ltd.	17,600	630,889
Happinet Corp.	3,700	60,283

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Hazama Ando Corp.	99,600	$696,355
Hearts United Group Co., Ltd. (c)	6,200	84,877
Heiwa Real Estate Co., Ltd.	16,700	284,404
Heiwa Real Estate REIT, Inc.	408	329,836
Heiwado Co., Ltd.	20,400	446,366
Hibiya Engineering, Ltd.	7,500	155,577
Hiday Hidaka Corp.	9,700	269,720
Hiramatsu, Inc.	17,200	93,208
Hirata Corp. (c)	3,400	343,730
Hitachi Maxell, Ltd.	27,000	605,890
Hitachi Zosen Corp.	166,300	881,989
Hito Communications, Inc.	14,700	247,993
Hodogaya Chemical Co., Ltd. (c)	4,100	278,275
Hogy Medical Co., Ltd.	5,400	382,819
Hokkaido Electric Power Co., Inc. (a)	110,900	791,122
Hokkaido Gas Co., Ltd.	12,000	30,276
Hokkoku Bank, Ltd.	16,300	713,890
Hokuetsu Bank, Ltd.	39,500	897,273
Hokuetsu Kishu Paper Co., Ltd. (c)	51,700	322,881
Hokuhoku Financial Group, Inc.	47,000	755,741
Hokuriku Electric Industry Co., Ltd.	9,400	131,858
Hokuto Corp.	8,200	142,707
Hoshino Resorts REIT, Inc.	69	343,268
Hosiden Corp.	73,700	1,200,780
Hosokawa Micron Corp.	4,800	276,747
Hulic Reit, Inc. REIT	329	485,177
Hyakugo Bank, Ltd.	114,500	511,647
Hyakujushi Bank, Ltd.	169,000	585,528
IBJ Leasing Co., Ltd.	14,100	381,420
Ichibanya Co., Ltd.	5,700	236,983
Ichigo Hotel Real Estate Investment Corp.	241	231,441
Ichigo Office REIT Investment	578	390,246
Ichigo, Inc.	119,700	409,403
Idec Corp.	15,100	309,874
Iino Kaiun Kaisha, Ltd.	120,380	560,380
Imasen Electric Industrial	9,500	118,323
Inaba Denki Sangyo Co., Ltd.	3,000	124,461
Inabata & Co., Ltd.	3,400	45,307
Industrial & Infrastructure Fund Investment Corp. REIT	162	686,483
Infomart Corp.	46,800	335,934
Intage Holdings, Inc.	8,000	96,158
Internet Initiative Japan, Inc.	17,300	322,901
Invesco Office J-REIT, Inc.	308	293,320
Invincible Investment Corp. REIT	1,787	737,406
Iriso Electronics Co., Ltd.	10,300	538,951
Iseki & Co., Ltd.	5,600	125,069
Ishihara Sangyo Kaisha, Ltd. (a)	8,400	119,174
Istyle, Inc.	38,400	237,772
Itfor, Inc.	40,600	232,278
Itochu Enex Co., Ltd.	29,000	311,216
Itoki Corp.	29,700	249,600
Iwasaki Electric Co., Ltd.	2,700	46,221
Iwatani Corp.	53,000	1,612,624
J Trust Co., Ltd.	43,000	368,631
Jaccs Co., Ltd.	15,000	370,319
Japan Asset Marketing Co., Ltd. (a) (c)	57,900	63,782

Japan Aviation Electronics Industry, Ltd.	35,000	546,928
Japan Cash Machine Co., Ltd. (c)	3,200	32,152
Japan Communications, Inc. (a) (c)	61,200	76,116
Japan Display, Inc. (a) (c)	150,510	291,487
Japan Excellent, Inc.	726	862,312
Japan Logistics Fund, Inc.	940	1,749,478
Japan Material Co., Ltd.	15,400	405,778
Japan Petroleum Exploration Co., Ltd.	17,000	367,139
Japan Pulp & Paper Co., Ltd.	7,900	321,081
Japan Rental Housing Investments, Inc.	585	412,642
Japan Securities Finance Co., Ltd.	26,900	144,818
Japan Steel Works, Ltd.	31,500	724,781
Japan Tissue Engineering Co., Ltd. (a) (c)	7,600	81,087
Japan Wool Textile Co., Ltd.	23,000	207,596
JCR Pharmaceuticals Co., Ltd.	10,500	322,747
JCU Corp.	7,000	312,175
Jeol, Ltd.	41,000	208,342
JIG-SAW, Inc. (a) (c)	3,500	186,870
JINS, Inc.	6,600	412,189
Joshin Denki Co., Ltd.	13,500	458,135
Joyful Honda Co., Ltd.	23,500	623,173
JSP Corp.	8,100	248,257
Juki Corp.	34,000	485,693
Juroku Bank, Ltd.	19,400	637,676
Justsystems Corp.	16,900	357,172
JVC Kenwood Corp.	81,000	233,865
Kadokawa Dwango (a)	24,500	297,313
Kaga Electronics Co., Ltd.	6,400	189,331
Kameda Seika Co., Ltd.	8,400	370,879
Kanamoto Co., Ltd.	18,700	589,748
Kanematsu Corp.	118,300	1,508,106
Kansai Super Market, Ltd. (c)	14,600	183,140
Kanto Denka Kogyo Co., Ltd. (c)	24,000	255,852
Kasai Kogyo Co., Ltd.	8,000	121,246
Katakura Industries Co., Ltd.	80,374	968,215
Kato Sangyo Co., Ltd.	16,400	493,173
KAWADA TECHNOLOGIES, Inc. (c)	1,300	74,837
Keihin Corp.	14,600	249,808
Keiyo Bank, Ltd.	158,000	732,697
Keiyo Co., Ltd. (c)	32,400	221,056
Kenedix Residential Investment Corp.	131	336,679
Kenedix Retail REIT Corp.	261	542,103
Kenedix, Inc.	108,800	604,095
Kenko Mayonnaise Co., Ltd.	12,900	315,495
Key Coffee, Inc.	6,100	117,378
KH Neochem Co., Ltd.	17,800	436,283
Kintetsu World Express, Inc.	15,900	263,576
Kisoji Co., Ltd. (c)	10,300	251,083
Kissei Pharmaceutical Co., Ltd.	23,600	636,308
Kito Corp.	16,800	209,244
Kitz Corp.	191,900	1,563,295
Kiyo Bank, Ltd.	90,160	1,512,211
KLab, Inc. (a) (c)	17,300	248,669
Koa Corp.	19,300	358,001
Kobe Bussan Co., Ltd. (c)	5,700	255,719
Kohnan Shoji Co., Ltd.	14,900	279,694

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Kokuyo Co., Ltd.	57,317	$970,007
KOMEDA Holdings Co., Ltd.	22,400	373,516
Komeri Co., Ltd.	10,300	296,469
Komori Corp.	77,436	973,410
Konishi Co., Ltd.	15,200	268,851
Konoike Transport Co., Ltd.	14,700	223,833
Kotobuki Spirits Co., Ltd.	23,500	838,205
Kourakuen Holdings Corp.	8,000	121,885
Kumagai Gumi Co., Ltd.	18,200	548,918
Kumiai Chemical Industry Co., Ltd.	51,900	373,003
Kura Corp.	5,700	254,706
Kurabo Industries, Ltd.	544,600	1,494,971
Kureha Corp.	8,200	445,822
Kuroda Electric Co., Ltd.	6,500	113,295
Kusuri no Aoki Holdings Co., Ltd.	9,800	581,566
KYB Corp.	24,683	1,491,101
Kyoei Steel, Ltd.	4,000	62,328
Kyokuto Kaihatsu Kogyo Co., Ltd.	17,600	296,447
Kyokuyo Co., Ltd. (c)	2,200	65,278
KYORIN Holdings, Inc.	32,100	645,907
Kyoritsu Maintenance Co., Ltd. (c)	12,900	385,058
Kyosan Electric Manufacturing Co., Ltd.	12,000	62,790
Kyoto Kimono Yuzen Co., Ltd. (c)	19,800	160,771
LAC Co., Ltd.	6,900	85,082
LaSalle Logiport REIT	372	362,201
Lasertec Corp.	23,400	480,410
LEC, Inc.	8,200	213,077
Leopalace21 Corp.	135,300	942,346
Life Corp.	15,400	394,560
LIFULL Co., Ltd. (c)	32,700	284,108
Lintec Corp.	14,500	392,884
LIXIL VIVA Corp.	11,200	186,459
M&A Capital Partners Co., Ltd. (a) (c)	4,200	208,573
Macnica Fuji Electronics Holdings, Inc.	17,500	322,125
Macromill, Inc.	10,800	244,755
Maeda Road Construction Co., Ltd.	30,000	645,227
Makino Milling Machine Co., Ltd.	153,000	1,357,855
Mandom Corp.	17,600	483,916
Mani, Inc.	10,900	261,062
Marudai Food Co., Ltd.	374,656	1,774,012
Maruha Nichiro Corp.	36,320	1,067,998
Marusan Securities Co., Ltd. (c)	64,038	528,506
Maruwa Co., Ltd.	1,900	107,183
Marvelous, Inc. (c)	21,000	178,164
Matsui Construction Co., Ltd.	35,500	312,220
Matsuya Co., Ltd. (c)	29,700	263,848
Max Co., Ltd.	21,000	290,845
MCJ Co., Ltd.	20,900	226,147
MCUBS MidCity Investment Corp.	101	307,760
Mebuki Financial Group, Inc.	1,500	5,797
Medinet Co., Ltd. (a) (c)	99,400	113,030
Megachips Corp.	11,100	363,870
Meidensha Corp. (c)	144,000	550,082
Meiko Electronics Co., Ltd.	12,767	238,974
Meitec Corp.	14,300	716,493
Melco Holdings, Inc.	4,000	127,038
Menicon Co., Ltd.	8,800	347,888

Michinoku Bank, Ltd. (c)	53,920	927,846
Micronics Japan Co., Ltd. (c)	18,600	171,352
Milbon Co., Ltd.	7,300	442,935
Mirai Corp. REIT	153	236,911
Mirait Holdings Corp.	45,460	546,417
Miroku Jyoho Service Co., Ltd.	14,400	334,399
Mitsuba Corp.	19,900	308,493
Mitsubishi Kakoki Kaisha, Ltd.	1,600	36,303
Mitsubishi Nichiyu Forklift Co., Ltd. (c)	10,900	77,854
Mitsubishi Pencil Co., Ltd.	31,700	794,999
Mitsubishi Shokuhin Co., Ltd.	8,000	233,465
Mitsuboshi Belting, Ltd.	30,000	361,391
Mitsui Engineering & Shipbuilding Co., Ltd.	31,100	405,862
Mitsui Fudosan Logistics Park, Inc. REIT	65	189,113
Mitsui High-Tec, Inc.	15,500	321,112
Mitsui Sugar Co., Ltd.	44,600	1,499,676
Mitsui-Soko Holdings Co., Ltd.	253,000	746,200
Miyaji Engineering Group, Inc.	2,600	71,719
Miyazaki Bank, Ltd.	29,480	1,068,524
Mizuno Corp.	7,800	221,392
Mochida Pharmaceutical Co., Ltd.	9,100	668,565
Modec, Inc.	9,000	217,234
Monex Group, Inc. (c)	98,800	265,070
Monogatari Corp.	1,400	90,543
Mori Trust Hotel Reit, Inc. REIT	178	230,397
Morinaga Milk Industry Co., Ltd.	19,400	741,083
Morita Holdings Corp.	22,600	351,152
MOS Food Services, Inc.	11,800	367,423
Musashi Seimitsu Industry Co., Ltd.	14,600	455,257
Musashino Bank, Ltd.	34,680	1,030,557
Nachi-Fujikoshi Corp.	129,000	725,421
Nagaileben Co., Ltd.	14,900	374,469
Nakanishi, Inc.	27,280	1,233,556
Namura Shipbuilding Co., Ltd.	19,900	117,386
NanoCarrier Co., Ltd. (a) (c)	21,200	130,893
Nanto Bank, Ltd.	14,500	407,054
NEC Networks & System Integration Corp.	14,700	350,637
NET One Systems Co., Ltd.	126,200	1,334,145
Neturen Co., Ltd.	112,483	1,131,175
Nichi-iko Pharmaceutical Co., Ltd. (c)	27,400	425,733
Nichias Corp.	76,000	937,805
Nichiban Co., Ltd.	10,000	206,992
Nichicon Corp.	41,500	509,141
Nichiha Corp.	17,700	663,563
NichiiGakkan Co., Ltd.	73,700	758,835
Nichireki Co., Ltd.	11,000	140,328
Nihon Dempa Kogyo Co., Ltd. (c)	27,000	210,358
Nihon Kagaku Sangyo Co., Ltd. (c)	12,348	240,345
Nihon Nohyaku Co., Ltd.	14,000	78,355
Nihon Parkerizing Co., Ltd.	58,200	930,662
Nihon Tokushu Toryo Co., Ltd. (c)	14,400	246,386
Nihon Trim Co., Ltd. (c)	1,500	65,895
Nihon Unisys, Ltd.	32,400	517,813
Nikkiso Co., Ltd.	68,540	636,293
Nikkon Holdings Co., Ltd.	141,480	3,496,623

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Nippon Beet Sugar Manufacturing Co., Ltd.	3,300	$71,180
Nippon Carbon Co., Ltd. (c)	18,271	713,375
Nippon Chemi-Con Corp.	6,900	244,579
Nippon Coke & Engineering Co., Ltd.	91,400	95,001
Nippon Concrete Industries Co., Ltd. (c)	33,200	130,954
Nippon Denko Co., Ltd.	64,400	256,307
Nippon Densetsu Kogyo Co., Ltd.	25,000	525,696
Nippon Flour Mills Co., Ltd.	29,900	455,280
Nippon Gas Co., Ltd.	32,500	1,009,084
Nippon Koei Co., Ltd.	9,800	333,008
Nippon Light Metal Holdings Co., Ltd. (c)	252,500	717,807
Nippon Parking Development Co., Ltd.	45,700	67,394
Nippon Pillar Packing Co., Ltd.	15,600	235,320
NIPPON REIT Investment Corp.	693	1,991,609
Nippon Road Co., Ltd.	4,700	260,125
Nippon Seiki Co., Ltd.	53,200	1,087,489
Nippon Sheet Glass Co., Ltd. (a)	45,000	349,798
Nippon Signal Co., Ltd.	33,400	359,028
Nippon Soda Co., Ltd.	64,000	388,895
Nippon Steel & Sumikin Bussan Corp.	3,600	198,285
Nippon Suisan Kaisha, Ltd.	164,099	916,966
Nippon Thompson Co., Ltd.	149,600	827,973
Nippon Valqua Industries, Ltd.	10,476	255,653
Nippon Yakin Kogyo Co., Ltd. (a) (c)	81,800	170,046
Nishi-Nippon Financial Holdings, Inc.	53,200	581,790
Nishi-Nippon Railroad Co., Ltd.	33,400	803,214
Nishimatsu Construction Co., Ltd.	28,600	825,745
Nishimatsuya Chain Co., Ltd.	25,053	280,209
Nishio Rent All Co., Ltd.	7,000	232,888
Nissan Shatai Co., Ltd.	23,000	253,773
Nissei ASB Machine Co., Ltd.	4,700	188,935
Nissei Build Kogyo Co., Ltd.	28,500	308,129
Nissha Printing Co., Ltd.	25,200	683,925
Nisshin Oillio Group, Ltd.	13,600	445,822
Nisshin Steel Co., Ltd.	13,000	166,188
Nisshinbo Holdings, Inc.	75,900	897,463
Nissin Corp.	12,000	310,967
Nissin Electric Co., Ltd.	23,800	293,047
Nissin Kogyo Co., Ltd. (c)	14,700	262,880
Nitta Corp.	9,900	359,712
Nittetsu Mining Co., Ltd.	3,200	233,110
Nitto Boseki Co., Ltd.	30,631	938,796
Nitto Kogyo Corp.	8,500	150,193
Nittoku Engineering Co., Ltd.	9,400	397,495
Nohmi Bosai, Ltd.	18,200	286,990
Nojima Corp.	13,900	281,297
Nomura Co., Ltd.	22,400	496,097
Noritake Co., Ltd.	6,900	329,783
Noritsu Koki Co., Ltd.	9,800	123,278
Noritz Corp.	15,700	282,018
North Pacific Bank, Ltd.	157,000	496,531
NS United Kaiun Kaisha, Ltd.	1,900	41,573
NSD Co., Ltd.	20,900	387,494
NuFlare Technology, Inc. (c)	1,800	97,224
Obara Group, Inc.	3,500	198,063
Oenon Holdings, Inc.	98,200	271,312

Ogaki Kyoritsu Bank, Ltd.	9,500	265,846
Ohsho Food Service Corp.	6,800	273,051
Oiles Corp.	10,900	201,897
Oita Bank, Ltd.	26,580	1,102,728
Okabe Co., Ltd.	22,500	212,077
Okamoto Industries, Inc.	31,800	330,812
Okamura Corp.	60,300	688,362
Okasan Securities Group, Inc.	88,682	508,938
Oki Electric Industry Co., Ltd.	55,700	741,743
Okinawa Electric Power Co., Inc.	19,990	439,348
OKUMA Corp.	13,600	744,246
Okumura Corp.	16,800	641,763
Okura Industrial Co., Ltd.	33,950	245,505
Okuwa Co., Ltd.	18,000	185,813
OncoTherapy Science, Inc. (a) (c)	52,700	119,384
One REIT, Inc.	96	185,322
Onward Holdings Co., Ltd.	63,000	478,524
Open House Co., Ltd.	14,900	520,206
Optex Co., Ltd.	9,600	359,046
Osaka Soda Co., Ltd. (c)	12,400	319,460
OSAKA Titanium Technologies Co., Ltd. (c)	8,500	123,462
Osaki Electric Co., Ltd.	16,000	123,804
OSG Corp. (c)	50,040	1,138,030
OSJB Holdings Corp.	99,000	291,991
Otsuka Kagu, Ltd. (c)	7,200	58,206
Outsourcing, Inc.	30,000	417,092
Pacific Industrial Co., Ltd.	31,100	414,703
Pacific Metals Co., Ltd. (a) (c)	7,400	188,213
Pack Corp.	8,500	301,293
Pal Co., Ltd.	5,700	176,725
Paramount Bed Holdings Co., Ltd.	5,600	240,537
Pasona Group, Inc. (c)	14,400	158,117
Penta-Ocean Construction Co., Ltd.	124,600	785,910
Pepper Food Service Co., Ltd.	7,400	311,607
Piolax, Inc.	16,800	475,352
Pioneer Corp. (a)	178,400	331,236
Plenus Co., Ltd.	9,900	218,730
Poletowin Pitcrew Holdings, Inc.	10,000	139,475
Premier Investment Corp.	1,758	1,667,964
Press Kogyo Co., Ltd.	66,200	362,272
Pressance Corp.	18,000	243,539
Prestige International, Inc.	28,700	286,324
Prima Meat Packers, Ltd.	76,000	513,801
Qol Co., Ltd.	12,200	213,187
Raito Kogyo Co., Ltd.	16,300	161,892
Relia, Inc.	24,400	281,359
Remixpoint Co., Ltd. (c)	20,300	220,015
Rengo Co., Ltd.	227,500	1,352,085
ReproCELL, Inc. (a) (c)	42,200	131,963
Riken Corp.	7,000	360,059
Riken Keiki Co., Ltd.	12,300	246,732
Riken Vitamin Co., Ltd.	5,400	203,642
Ringer Hut Co., Ltd.	14,500	329,250
Riso Kagaku Corp.	9,200	167,302
Rock Field Co., Ltd.	10,600	187,959
Rokko Butter Co., Ltd.	10,600	226,191
Roland DG Corp.	4,400	112,614
Round One Corp.	23,900	321,243

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Royal Holdings Co., Ltd.	13,400	$337,247
Ryobi, Ltd.	16,400	441,452
Ryosan Co., Ltd.	10,000	396,660
S Foods, Inc.	5,700	221,539
Sagami Chain Co., Ltd.	23,000	282,379
Saizeriya Co., Ltd.	15,200	417,927
Sakai Chemical Industry Co., Ltd.	57,153	1,461,764
Sakai Moving Service Co., Ltd.	4,200	221,632
Sakata INX Corp.	23,800	439,147
Sakata Seed Corp.	16,600	471,905
San-A Co., Ltd.	10,200	453,978
San-Ai Oil Co., Ltd.	19,500	216,022
San-In Godo Bank, Ltd.	51,300	444,343
Sanden Holdings Corp. (a) (c)	11,200	222,378
Sangetsu Co., Ltd.	34,100	585,575
Sanken Electric Co., Ltd.	68,000	373,331
Sanki Engineering Co., Ltd.	25,700	288,130
Sankyo Tateyama, Inc. (c)	28,600	406,267
Sanrio Co., Ltd. (c)	30,100	570,901
Sanyo Chemical Industries, Ltd.	5,400	314,218
Sanyo Denki Co., Ltd.	5,600	315,906
Sanyo Electric Railway Co., Ltd. (c)	7,800	195,823
Sanyo Shokai, Ltd.	22,500	343,002
Sanyo Special Steel Co., Ltd.	38,387	983,173
Sato Holdings Corp.	39,940	944,523
Seika Corp.	4,400	119,415
Seikagaku Corp.	22,400	404,758
Seiko Holdings Corp. (c)	11,800	265,530
Seiren Co., Ltd.	71,880	1,323,744
Sekisui House Reit, Inc.	447	516,235
Sekisui House Residential Investment Corp.	571	559,003
Sekisui Plastics Co., Ltd.	23,000	288,918
Senko Group Holdings Co., Ltd.	47,000	334,864
Senshu Ikeda Holdings, Inc.	110,260	424,133
Senshukai Co., Ltd. (c)	18,900	115,685
Septeni Holdings Co., Ltd. (c)	40,300	110,627
Shibuya Kogyo Co., Ltd.	10,900	353,924
Shiga Bank, Ltd.	146,000	811,940
Shikoku Bank, Ltd.	24,000	362,884
Shikoku Chemicals Corp.	24,000	362,884
Shima Seiki Manufacturing, Ltd.	31,845	1,674,787
Shimachu Co., Ltd.	44,160	1,159,659
Shin-Etsu Polymer Co., Ltd.	22,600	204,989
Shindengen Electric Manufacturing Co., Ltd.	4,100	262,248
Shinkawa, Ltd. (a) (c)	9,200	65,957
Shinko Electric Industries Co., Ltd.	28,300	190,569
Shinko Plantech Co., Ltd.	31,100	272,693
Shinmaywa Industries, Ltd.	26,000	235,828
Shinsho Corp.	4,000	140,363
Ship Healthcare Holdings, Inc.	15,500	478,501
Shizuoka Gas Co., Ltd.	28,200	223,215
SHO-BOND Holdings Co., Ltd.	14,200	808,617
Shochiku Co., Ltd.	21,460	3,056,046
Shoei Co., Ltd.	5,600	172,629
Shoei Foods Corp. (c)	7,300	300,262
Showa Corp.	24,300	298,340
Showa Sangyo Co., Ltd.	7,600	196,271

Siix Corp.	11,200	492,515
Sinanen Holdings Co., Ltd.	7,600	156,571
Sinfonia Technology Co., Ltd.	348,400	1,491,838
Sinko Industries, Ltd.	14,500	242,944
Sintokogio, Ltd.	34,800	376,241
SKY Perfect JSAT Holdings, Inc.	62,000	277,049
SMK Corp.	143,343	662,181
SMS Co., Ltd.	22,400	713,401
Sodick Co., Ltd.	25,900	320,284
Sogo Medical Co., Ltd.	3,900	178,084
Sosei Group Corp. (a)	10,300	869,276
St Marc Holdings Co., Ltd.	3,000	88,216
Star Asia Investment Corp. REIT	215	195,012
Star Micronics Co., Ltd.	20,000	344,334
Starts Corp., Inc.	15,500	398,361
Starts Proceed Investment Corp.	154	210,961
Starzen Co., Ltd.	4,800	234,105
Stella Chemifa Corp. (c)	7,300	310,638
Sumida Corp.	18,900	368,043
Sumitomo Bakelite Co., Ltd.	87,000	640,723
Sumitomo Mitsui Construction Co., Ltd.	78,360	452,485
Sumitomo Osaka Cement Co., Ltd.	202,793	897,179
Sumitomo Seika Chemicals Co., Ltd.	2,400	114,707
Sumitomo Warehouse Co., Ltd. (c)	48,000	318,536
Sun Corp. (c)	10,000	67,339
Sun Frontier Fudousan Co., Ltd.	5,800	62,604
Sushiro Global Holdings, Ltd. (a) (c)	11,000	352,774
SWCC Showa Holdings Co., Ltd. (a)	4,500	41,296
Systena Corp.	11,200	279,192
T Hasegawa Co., Ltd.	13,000	248,994
T RAD Co., Ltd.	1,500	58,033
T-Gaia Corp.	10,300	200,116
Tabuchi Electric Co., Ltd. (c)	17,600	45,030
Tachi-S Co., Ltd.	20,300	375,829
Tadano, Ltd.	71,900	839,946
Taihei Dengyo Kaisha, Ltd.	12,500	328,810
Taikisha, Ltd.	14,900	410,341
Taiko Pharmaceutical Co., Ltd. (c)	12,800	266,541
Taiyo Holdings Co., Ltd.	4,600	214,134
Taiyo Yuden Co., Ltd.	64,500	954,049
Takamatsu Construction Group Co., Ltd.	7,900	218,616
Takaoka Toko Co., Ltd.	1,900	33,893
Takara Bio, Inc.	24,900	342,647
Takara Leben Co., Ltd.	40,700	198,863
Takara Standard Co., Ltd.	29,400	506,172
Takasago International Corp.	49,900	1,715,569
Takasago Thermal Engineering Co., Ltd.	34,100	562,855
Takata Corp. (a) (e)	300	48
Takeuchi Manufacturing Co., Ltd.	21,900	457,786
Takuma Co., Ltd.	37,500	455,737
Tamron Co., Ltd.	5,400	104,244
Tamura Corp.	49,000	297,313
Tanseisha Co., Ltd.	23,400	287,914
TechnoPro Holdings, Inc.	16,200	767,077
Teikoku Electric Manufacturing Co., Ltd.	3,600	37,450

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Teikoku Sen-I Co., Ltd. (c)	15,000	$304,757
Tekken Corp.	7,200	231,546
TKC Corp.	7,700	235,997
Toa Corp. (c) (f)	19,300	203,004
Toa Corp. (a) (f)	8,000	155,857
Toagosei Co., Ltd.	218,600	2,926,578
Tobishima Corp.	107,500	155,666
TOC Co., Ltd.	149,760	1,317,127
Tocalo Co., Ltd.	8,400	323,493
Tochigi Bank, Ltd.	147,900	630,676
Toei Animation Co., Ltd.	2,900	298,850
Toei Co., Ltd.	14,640	1,624,427
Toho Bank, Ltd.	90,000	338,205
Toho Holdings Co., Ltd. (c)	72,619	1,387,674
Toho Zinc Co., Ltd.	5,300	228,357
Tokai Carbon Co., Ltd.	134,500	1,264,167
TOKAI Holdings Corp.	60,900	470,688
Tokai Rika Co., Ltd.	19,300	381,662
Tokai Tokyo Financial Holdings, Inc.	78,200	463,371
Token Corp.	3,800	452,023
Tokushu Tokai Paper Co., Ltd.	5,100	199,125
Tokuyama Corp.	47,200	1,116,631
Tokyo Base Co., Ltd. (a)	4,000	192,600
Tokyo Dome Corp.	44,100	407,445
Tokyo Ohka Kogyo Co., Ltd.	18,700	664,505
Tokyo Seimitsu Co., Ltd.	23,000	814,241
Tokyo Steel Manufacturing Co., Ltd.	54,700	450,468
Tokyo Tekko Co., Ltd.	1,800	36,283
Tokyo TY Financial Group, Inc.	18,900	483,057
Tokyotokeiba Co., Ltd.	8,900	267,636
Tokyu Construction Co., Ltd.	40,200	329,628
Tokyu REIT, Inc.	346	421,415
Tomoe Engineering Co., Ltd.	2,800	53,804
TOMONY Holdings, Inc.	179,180	810,222
Tomy Co., Ltd.	56,000	773,597
Topcon Corp.	60,100	1,058,217
Topre Corp. (c)	24,800	761,196
Topy Industries, Ltd.	28,698	958,597
Toridoll Holdings Corp.	10,200	306,276
Torii Pharmaceutical Co., Ltd.	5,600	159,197
Torishima Pump Manufacturing Co., Ltd. (c)	5,600	59,251
Tosei Reit Investment Corp. REIT	208	202,521
Toshiba Machine Co., Ltd.	51,000	278,186
Toshiba Plant Systems & Services Corp.	24,000	403,394
Toshiba TEC Corp.	54,000	297,428
Tosho Co., Ltd.	9,000	221,312
Totetsu Kogyo Co., Ltd.	14,900	490,423
Towa Corp.	20,300	320,645
Towa Pharmaceutical Co., Ltd.	2,800	141,287
Toyo Construction Co., Ltd.	39,600	181,879
Toyo Corp.	147,168	1,333,553
Toyo Engineering Corp. (c)	11,600	141,490
Toyo Ink SC Holdings Co., Ltd.	60,000	337,405
Toyo Kanetsu KK	7,500	278,506
Toyo Tanso Co., Ltd.	8,300	197,979
Toyobo Co., Ltd.	42,779	814,418
TPR Co., Ltd.	16,900	566,761

Transcosmos, Inc.	14,600	336,579
Trusco Nakayama Corp.	22,300	543,211
TSI Holdings Co., Ltd.	70,500	559,916
Tsubaki Nakashima Co., Ltd. (c)	13,800	289,326
Tsubakimoto Chain Co.	62,000	495,163
Tsugami Corp.	39,000	328,797
Tsukishima Kikai Co., Ltd.	27,500	332,741
Tsukui Corp.	29,500	203,891
Tsurumi Manufacturing Co., Ltd.	10,900	193,569
UACJ Corp. (c)	14,500	412,850
Uchida Yoko Co., Ltd.	6,800	224,119
Unipres Corp.	18,000	500,511
United Arrows, Ltd.	14,300	519,584
United Super Markets Holdings, Inc.	33,700	322,435
UNITED, Inc. (c)	5,300	139,415
Unitika, Ltd. (a)	112,400	884,701
Unizo Holdings Co., Ltd.	6,900	159,926
Ushio, Inc.	61,700	822,740
UT Group Co., Ltd. (a)	14,000	273,620
V Technology Co., Ltd. (c)	1,936	323,856
Valor Holdings Co., Ltd.	33,200	709,037
Vector, Inc. (c)	18,000	256,172
Vital KSK Holdings, Inc.	28,300	234,566
VT Holdings Co., Ltd.	23,300	133,303
W-Scope Corp. (c)	9,400	190,814
Wacoal Holdings Corp.	36,000	1,026,607
Wacom Co., Ltd. (c)	77,000	358,442
Wakachiku Construction Co., Ltd.	3,800	65,289
Wakita & Co., Ltd.	10,900	131,596
WATAMI Co., Ltd. (c)	16,400	218,249
WirelessGate, Inc. (c)	8,000	92,320
Xebio Holdings Co., Ltd.	8,000	156,567
Yahagi Construction Co., Ltd.	26,800	230,228
YAMABIKO Corp.	22,600	310,395
Yamagata Bank, Ltd.	15,600	361,988
Yamaichi Electronics Co., Ltd.	16,400	301,003
Yamanashi Chuo Bank, Ltd.	112,000	470,626
Yamato Kogyo Co., Ltd.	12,500	338,138
Yamazen Corp.	49,700	537,333
Yaoko Co., Ltd.	9,000	416,559
Yasunaga Corp. (c)	6,900	230,174
Yellow Hat, Ltd.	10,300	291,894
Yodogawa Steel Works, Ltd.	43,500	1,190,246
Yokogawa Bridge Holdings Corp.	18,500	358,775
Yokohama Reito Co., Ltd.	26,900	253,311
Yondoshi Holdings, Inc.	14,800	420,735
Yonex Co., Ltd. (c)	26,100	194,536
Yorozu Corp.	14,800	316,208
Yoshinoya Holdings Co., Ltd. (c)	32,200	530,350
Yuasa Trading Co., Ltd.	10,300	363,723
Yume No Machi Souzou Iinkai Co., Ltd.	14,272	217,570
Yumeshin Holdings Co., Ltd. (c)	45,100	312,112
Yushin Precision Equipment Co., Ltd. (c)	8,200	230,196
Zenrin Co., Ltd.	53,477	1,624,762
ZERIA Pharmaceutical Co., Ltd.	22,500	401,968
Zojirushi Corp.	24,800	237,502

		322,210,791

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

LIECHTENSTEIN — 0.0% (g)
VP Bank AG	1,760	$236,461

LUXEMBOURG — 0.1%
Orion Engineered Carbons SA	19,200	431,040

MACAU — 0.1%
Macau Legend Development, Ltd. (a) (c)	3,138,740	514,370

MALTA — 0.0% (g)
Catena Media PLC (a)	27,211	253,363

NETHERLANDS — 1.3%
Accell Group	12,738	393,789
AMG Advanced Metallurgical Group NV	12,273	529,366
Amsterdam Commodities NV	16,319	478,064
Arcadis NV	31,594	681,085
Beter Bed Holding NV	14,718	278,829
BinckBank NV (c)	43,338	224,098
Brack Capital Properties NV (a)	1,996	217,477
Constellium NV Class A (a)	51,673	529,648
Corbion NV	41,533	1,337,983
Flow Traders (d)	20,243	544,436
ForFarmers NV	10,295	133,878
Fugro NV (a)	30,904	437,138
Heijmans NV (a)	24,200	262,089
Intertrust NV (d)	41,383	672,201
Kendrion NV	12,207	533,807
Koninklijke BAM Groep NV	154,956	886,268
NSI NV REIT	11,450	451,161
Pharming Group NV (a) (c)	420,616	350,065
PostNL NV	172,142	741,576
Refresco Gerber NV (d)	27,866	561,352
Takeaway.com NV (a) (d)	15,481	680,912
Vastned Retail NV	6,287	280,205
Wessanen	31,511	592,311

		11,797,738

NEW ZEALAND — 1.1%
Argosy Property, Ltd.	374,633	281,655
Arvida Group, Ltd.	257,945	227,491
Chorus, Ltd. (c)	160,121	453,746
EBOS Group, Ltd.	32,435	401,652
Freightways, Ltd.	84,558	475,568
Genesis Energy, Ltd.	195,878	338,424
Goodman Property Trust	391,679	362,425
Heartland New Zealand, Ltd.	273,297	359,571
Infratil, Ltd.	324,471	731,828
Investore Property, Ltd. (c)	178,777	173,179
Kiwi Property Group, Ltd.	587,207	573,064
Metlifecare, Ltd.	69,945	293,267
New Zealand Refining Co., Ltd.	107,267	197,735
Precinct Properties New Zealand, Ltd.	498,768	459,713
Restaurant Brands New Zealand, Ltd.	151,667	747,745
SKY Network Television, Ltd.	147,590	288,071
SKYCITY Entertainment Group, Ltd.	351,836	953,784
Stride Property Group	275,202	326,267
Summerset Group Holdings, Ltd.	136,964	502,977
Tourism Holdings, Ltd.	61,530	220,621
Trade Me Group, Ltd.	215,142	710,755

Vital Healthcare Property Trust	239,170	384,694
Warehouse Group, Ltd.	67,229	105,948

		9,570,180

NORWAY — 1.3%
Akastor ASA (a)	98,083	214,394
Aker Solutions ASA (a)	60,665	321,147
Asetek A/S	14,202	217,661
Atea ASA (a)	42,574	561,571
Avance Gas Holding, Ltd. (a) (d)	27,344	79,693
B2Holding ASA	162,067	384,793
Borregaard ASA	57,161	640,883
BW LPG, Ltd. (d)	29,546	136,255
BW Offshore, Ltd. (a) (c)	53,501	187,515
DNO ASA (a) (c)	363,451	498,585
Europris ASA (d)	52,500	252,597
Frontline, Ltd. (c)	24,940	152,579
Golden Ocean Group, Ltd. (a) (c)	36,800	288,512
Grieg Seafood ASA	29,548	291,015
Hoegh LNG Holdings, Ltd.	21,368	197,298
IDEX ASA (a)	316,144	250,205
Kongsberg Automotive ASA (a)	276,961	326,356
Kongsberg Gruppen ASA	13,573	221,661
Kvaerner ASA (a)	114,344	183,863
Nordic American Offshore, Ltd.	1	1
Nordic Nanovector ASA (a)	30,679	308,320
Nordic Semiconductor ASA (a)	86,316	477,106
Norway Royal Salmon ASA	9,300	195,690
Norwegian Air Shuttle ASA (a) (c)	8,925	260,116
Ocean Yield ASA	22,419	201,369
Petroleum Geo-Services ASA (a) (c)	121,788	288,088
Prosafe SE (a)	15	45
Protector Forsikring ASA	59,315	583,068
Scatec Solar ASA (d)	97,600	512,503
Skandiabanken ASA (d)	38,947	430,554
SpareBank 1 Nord Norge	40,788	316,403
SpareBank 1 SMN	42,322	431,977
Stolt-Nielsen, Ltd.	14,611	220,258
Thin Film Electronics ASA (a) (c)	301,004	103,986
Veidekke ASA	112,701	1,412,249
XXL ASA (d)	56,512	615,858

		11,764,174

PERU — 0.0% (g)
Hochschild Mining PLC	88,426	272,271

PORTUGAL — 0.2%
Altri SGPS SA	208,114	1,099,272
Banco Comercial Portugues SA Class R (a)	2,931	850
CTT-Correios de Portugal SA	63,633	383,507
Mota-Engil SGPS SA	48,869	183,256
Pharol SGPS SA (a) (c)	294,197	130,077
REN - Redes Energeticas Nacionais SGPS SA	87,398	284,548

		2,081,510

SINGAPORE — 1.6%
Accordia Golf Trust	418,400	224,921
AIMS AMP Capital Industrial REIT	258,058	267,949
Ascendas Hospitality Trust	536,300	329,770

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Ascott Residence Trust	556,825	$481,807
Cache Logistics Trust	611,948	376,285
CapitaLand Retail China Trust	360,273	425,817
CDL Hospitality Trusts	507,780	605,769
China New Town Development Co., Ltd. (a) (e)	428,500	21,670
China Yuchai International, Ltd. (c)	22,803	507,595
COSCO Shipping International Singapore Co., Ltd. (a) (c)	126,900	26,633
Croesus Retail Trust	276,718	237,399
CWT, Ltd.	198,000	341,191
Delfi, Ltd.	47,700	53,217
ESR-REIT	1,085,155	443,508
Ezion Holdings, Ltd. (a) (c)	648,440	94,070
Ezra Holdings, Ltd. (a) (b) (c)	1,444,295	—
Far East Hospitality Trust	445,447	219,779
First Real Estate Investment Trust REIT	602,600	592,416
Frasers Centrepoint Trust	276,000	428,852
Frasers Commercial Trust	338,637	344,136
Frasers Logistics & Industrial Trust REIT	583,300	459,613
Hyflux, Ltd. (c)	326,400	120,181
International Healthway Corp., Ltd. (a)	1,800	130
Keppel DC REIT	318,166	310,446
Keppel Infrastructure Trust	1,335,038	540,720
Lian Beng Group, Ltd.	130,100	60,837
Lippo Malls Indonesia Retail Trust	1,281,600	405,823
M1, Ltd. (c)	237,100	310,791
Manulife US Real Estate Investment Trust REIT (c)	325,700	298,016
Metro Holdings, Ltd.	350,000	337,641
OUE Hospitality Trust	362,033	210,616
OUE, Ltd.	94,000	134,983
Parkway Life Real Estate Investment Trust REIT	262,500	521,926
Raffles Medical Group, Ltd. (c)	494,049	409,297
Religare Health Trust	479,800	302,094
Rowsley, Ltd. (a) (c)	1,713,300	161,495
Sabana Shari’ah Compliant Industrial Real Estate Investment Trust REIT	582,449	199,447
Saizen REIT	367	9
Sheng Siong Group, Ltd. (c)	292,300	198,031
Soilbuild Business Space REIT	295,610	152,382
Starhill Global REIT	775,400	433,966
Swiber Holdings, Ltd. (a) (b) (c)	100,100	—
Tat Hong Holdings, Ltd. (a)	849	284
Technics Oil & Gas, Ltd. (a) (b)	1,254	—
UMS Holdings, Ltd. (c)	345,000	254,059
United Engineers, Ltd.	299,000	596,701
Wing Tai Holdings, Ltd. (c)	584,899	930,360
Yoma Strategic Holdings, Ltd. (c)	758,933	326,946

		13,699,578

SOUTH AFRICA — 0.0% (g)
Great Basin Gold, Ltd. (a) (b)	266,255	—
Lonmin PLC (a) (c)	106,793	101,011
Petra Diamonds, Ltd. (a)	182,554	205,736

		306,747

SOUTH KOREA — 9.4%
Able C&C Co., Ltd. (c)	10,107	140,308
Advanced Process Systems Corp. (a)	3,442	120,208
AeroSpace Technology of Korea, Inc. (a) (c)	6,018	87,484
AfreecaTV Co., Ltd.	7,693	136,685
Ahnlab, Inc. (c)	2,858	115,533
AJ Rent A Car Co., Ltd. (a)	3,044	34,683
AK Holdings, Inc.	2,007	113,724
Amicogen, Inc. (a)	6,711	186,327
Aprogen Pharmaceuticals, Inc. (a) (c)	42,025	144,933
APS Holdings Corp. (a)	3,156	27,004
Asiana Airlines, Inc. (a)	45,411	167,513
Barun Electronics Co., Ltd. (a)	167,847	193,441
BH Co., Ltd. (a)	17,101	330,717
Binex Co., Ltd. (a)	15,684	105,304
Binggrae Co., Ltd.	4,223	221,225
Boryung Pharmaceutical Co., Ltd.	3,762	131,548
Bukwang Pharmaceutical Co., Ltd.	12,310	239,676
Byucksan Corp.	30,082	79,844
Cell Biotech Co., Ltd.	3,486	119,766
Celltrion Pharm, Inc. (a)	9,667	157,832
Chabiotech Co., Ltd. (a) (c)	28,203	288,100
Cheil Worldwide, Inc.	45,881	729,065
Choa Pharmaceutical Co. (a) (c)	18,558	70,807
Chong Kun Dang Pharmaceutical Corp.	3,605	341,505
Chongkundang Holdings Corp.	2,053	125,293
CJ CGV Co., Ltd. (c)	7,133	401,070
CJ Freshway Corp.	1,771	56,129
CJ O Shopping Co., Ltd.	2,428	419,523
CNK International Co., Ltd. (a) (b)	16,071	—
Com2uSCorp.	7,421	809,905
Cosmax BTI, Inc.	6,732	169,865
Cosmax, Inc. (c)	5,387	597,327
Crown Confectionery Co., Ltd. (a)	2,361	35,765
CROWNHAITAI Holdings Co., Ltd.	1,930	28,983
CrucialTec Co., Ltd. (a)	13,227	31,354
CrystalGenomics, Inc. (a)	12,636	172,106
CTC BIO, Inc. (a)	6,698	41,872
Dae Han Flour Mills Co., Ltd.	503	75,317
Dae Hwa Pharmaceutical Co., Ltd. (c)	9,345	172,157
Daeduck GDS Co., Ltd.	6,402	107,040
Daesang Corp.	16,875	327,083
Daesang Holdings Co., Ltd.	5,117	41,415
Daewon Pharmaceutical Co., Ltd.	10,092	157,281
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (a) (b)	50,853	99,455
Daewoong Co., Ltd.	24,685	310,354
Daewoong Pharmaceutical Co., Ltd.	1,796	166,216
Daishin Securities Co., Ltd. Preference Shares	62,998	510,980
Daou Technology, Inc.	19,119	294,626
Dentium Co., Ltd. (a)	5,966	288,051
DGB Financial Group, Inc.	103,169	945,802
Digital Power Communications Co., Ltd.	14,323	51,960
DIO Corp. (a) (c)	9,464	250,781
Dong-A Socio Holdings Co., Ltd. (c)	4,377	464,317

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Dong-A ST Co., Ltd.	4,612	$329,788
Dongbu HiTek Co., Ltd. (a)	26,513	354,170
Dongjin Semichem Co., Ltd.	20,811	341,596
DongKook Pharmaceutical Co., Ltd.	3,320	168,123
Dongkuk Steel Mill Co., Ltd.	54,062	505,054
Dongsung Finetec Co., Ltd.	11,308	49,217
Dongwha Pharm Co., Ltd.	32,559	243,336
Dongwon F&B Co., Ltd.	426	73,458
Dongwon Industries Co., Ltd.	1,174	285,466
Doosan Heavy Industries & Construction Co., Ltd. (c)	45,236	675,370
Doosan Infracore Co., Ltd. (a)	59,347	425,406
DoubleUGames Co., Ltd.	6,695	330,264
Douzone Bizon Co., Ltd.	17,716	482,594
Ecopro Co., Ltd. (a)	10,928	315,813
Eo Technics Co., Ltd.	5,265	380,619
Eugene Investment & Securities Co., Ltd. (a)	116,143	296,099
Eugene Technology Co., Ltd.	4,020	73,707
Eusu Holdings Co., Ltd.	6,796	42,306
Fila Korea, Ltd. (c)	7,189	429,953
Finetex EnE, Inc. (a) (c)	43,126	109,571
Foosung Co., Ltd. (a)	39,422	349,355
G-treeBNT Co., Ltd. (a)	14,333	353,523
Gamevil, Inc. (a) (c)	3,396	195,396
GemVax & Kael Co., Ltd. (a)	13,579	128,635
Genexine Co., Ltd. (a) (c)	8,128	341,697
GNCO Co., Ltd. (a) (c)	24,442	35,425
GOLFZON Co., Ltd.	2,295	94,176
GOLFZONNEWDIN Co., Ltd.	11,190	51,292
Grand Korea Leisure Co., Ltd.	14,790	306,040
Green Cross Cell Corp.	3,299	102,540
Green Cross Corp.	4,084	714,927
Green Cross Holdings Corp.	14,861	495,648
GS Engineering & Construction Corp. (a) (c)	26,374	613,670
GS Home Shopping, Inc.	2,574	488,124
Halla Holdings Corp.	2,725	149,651
Hana Tour Service, Inc.	4,784	359,630
Hanall Biopharma Co., Ltd. (a) (c)	16,588	162,209
Hancom, Inc.	6,462	98,170
Handsome Co., Ltd.	11,915	321,971
Hanil Cement Co., Ltd.	1,749	179,428
Hanjin Heavy Industries & Construction Co., Ltd. (a)	38,103	126,417
Hanjin Kal Corp. (a)	23,522	432,303
Hanjin Shipping Co., Ltd. (a) (b)	1,732	—
Hanjin Transportation Co., Ltd.	4,225	110,296
Hankook Shell Oil Co., Ltd.	303	103,174
Hankook Tire Worldwide Co., Ltd.	14,441	275,493
Hanmi Pharm Co., Ltd. (a) (c)	480	190,475
Hanmi Semiconductor Co., Ltd.	14,285	110,254
Hansae Co., Ltd. (c)	10,920	231,681
Hansol Chemical Co., Ltd.	8,615	546,829
Hansol Holdings Co., Ltd. (a)	49,278	256,856
Hansol Paper Co., Ltd.	30,771	447,319
Hansol Technics Co., Ltd. (a)	13,124	202,243
Hanwha Investment & Securities Co., Ltd. (a) (c)	257,880	631,557

Hanwha Techwin Co., Ltd. (a)	22,830	661,768
Harim Co., Ltd.	12,849	38,535
Heung-A Shipping Co., Ltd.	49,144	52,776
Hite Jinro Co., Ltd.	33,593	771,376
HLB, Inc. (a) (c)	17,257	302,847
Homecast Co., Ltd. (a) (c)	14,902	133,361
HS Industries Co., Ltd. (c)	36,876	309,728
Huchems Fine Chemical Corp.	21,732	454,430
Humax Co., Ltd.	33,510	271,802
Humedix Co., Ltd.	2,235	61,273
Huons Co., Ltd. (a)	2,381	138,451
Huons Global Co., Ltd.	2,155	81,188
Hwa Shin Co., Ltd.	3,454	14,656
Hyundai BNG Steel Co., Ltd.	2,627	26,377
Hyundai Construction Equipment Co., Ltd. (a) (c)	1,379	448,490
Hyundai Corp.	2,483	45,309
Hyundai Electric & Energy System Co., Ltd. (a) (c)	1,718	344,995
Hyundai Elevator Co., Ltd.	8,389	365,854
Hyundai Engineering Plastics Co., Ltd.	5,318	30,505
Hyundai Greenfood Co., Ltd.	35,628	482,153
Hyundai Home Shopping Network Corp.	4,104	433,565
Hyundai Hy Communications & Network Co., Ltd.	13,241	41,445
Hyundai IBT Co., Ltd. (a) (c)	47,107	219,217
Hyundai Livart Furniture Co., Ltd.	14,004	276,938
Hyundai Merchant Marine Co., Ltd. (a)	69,423	500,057
Hyundai Mipo Dockyard Co., Ltd. (a)	4,275	351,227
Hyundai Rotem Co., Ltd. (a)	25,318	391,259
Hyundai Wia Corp.	12,072	688,263
i-SENS, Inc.	2,693	51,845
Il Dong Pharmaceutical Co., Ltd.	7,561	127,408
Iljin Materials Co., Ltd. (c)	10,184	311,651
Ilyang Pharmaceutical Co., Ltd. (c)	8,672	251,373
iMarketKorea, Inc.	8,291	69,565
InBody Co., Ltd.	4,416	110,655
Innocean Worldwide, Inc.	6,023	351,804
Innox Advanced Materials Co., Ltd. (a)	2,571	177,109
Inscobee, Inc. (a)	56,828	78,890
Interflex Co., Ltd. (a)	6,585	315,064
Interojo Co., Ltd.	3,640	114,252
Interpark Holdings Corp.	33,626	125,068
iNtRON Biotechnology, Inc. (a) (c)	7,555	189,312
IS Dongseo Co., Ltd.	6,486	186,026
Jayjun Cosmetic Co., Ltd. (a) (c)	43,095	256,610
JB Financial Group Co., Ltd.	209,532	1,097,649
Jeil Holdings Co., Ltd. (a)	39,132	538,114
Jeil Pharma Holdings, Inc. (c)	1,491	42,178
Jeil Pharmaceutical Co., Ltd. (a) (c)	3,562	167,938
Jeju Air Co., Ltd.	5,274	165,769
Jenax, Inc. (a) (c)	7,408	183,041
JoyCity Corp. (a)	1,564	17,479
Jusung Engineering Co., Ltd. (a)	22,153	274,652
JW Holdings Corp.	27,313	188,390
JW Pharmaceutical Corp.	6,205	219,140
JYP Entertainment Corp. (a)	23,871	208,208
KB Financial Group, Inc.	138	6,759

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

KC Tech Co., Ltd.	15,332	$322,610
KEPCO Plant Service & Engineering Co., Ltd.	15,634	565,791
Kginicis Co., Ltd.	17,361	171,283
KGMobilians Co., Ltd.	48,492	268,847
KH Vatec Co., Ltd.	6,225	46,469
KIWOOM Securities Co., Ltd.	7,210	455,759
Koh Young Technology, Inc.	4,945	289,270
Kolao Holdings (c)	15,984	70,057
Kolon Corp.	4,088	233,427
Kolon Industries, Inc.	9,454	584,401
Kolon Life Science, Inc.	2,068	241,584
Komipharm International Co., Ltd. (a)	14,613	444,635
KONA I Co., Ltd. (a)	6,302	53,922
Korea Asset In Trust Co., Ltd.	55,238	403,187
Korea Electric Terminal Co., Ltd.	2,659	173,653
Korea Kolmar Co., Ltd. (c)	9,311	616,208
Korea Kolmar Holdings Co., Ltd.	2,173	72,759
Korea Line Corp. (a) (c)	6,939	209,924
Korea Petrochemical Ind Co., Ltd.	2,689	582,243
Korea Real Estate Investment & Trust Co., Ltd.	54,633	157,886
Korea United Pharm, Inc.	7,238	140,292
Korean Reinsurance Co.	97,023	961,462
Kortek Corp.	8,255	97,660
KT Skylife Co., Ltd.	15,544	195,428
Kumho Industrial Co., Ltd.	17,655	147,054
Kumho Tire Co., Inc. (a) (c)	66,409	346,729
Kwang Dong Pharmaceutical Co., Ltd.	17,997	127,276
KyungDong City Gas Co., Ltd. (a)	561	26,107
KyungDong Invest Co., Ltd.	153	6,472
Kyungdong Pharm Co., Ltd.	7,176	119,981
L&F Co., Ltd. (c)	11,109	342,867
Leaders Cosmetics Co., Ltd. (a) (c)	7,660	77,580
LEENO Industrial, Inc.	7,117	304,477
LF Corp.	13,180	295,165
LG Hausys, Ltd.	4,048	315,259
LG International Corp.	39,725	946,866
LIG Nex1 Co., Ltd.	5,479	348,253
Lock&Lock Co., Ltd.	3,537	55,278
Loen Entertainment, Inc.	4,197	320,267
Lotte Chilsung Beverage Co., Ltd.	420	496,512
LOTTE Fine Chemical Co., Ltd.	15,320	553,090
Lotte Food Co., Ltd.	781	414,588
LOTTE Himart Co., Ltd.	4,398	252,280
LS Industrial Systems Co., Ltd.	11,773	556,091
Lumens Co., Ltd. (a)	28,851	82,496
Lutronic Corp.	6,385	61,043
Macrogen, Inc. (a)	4,413	91,893
Maeil Dairies Co., Ltd. (a)	943	56,151
Maeil Holdings Co., Ltd.	708	11,250
Magnachip Semiconductor Corp. (a) (c)	25,148	285,430
Medipost Co., Ltd. (a)	4,488	331,501
Meritz Financial Group, Inc.	34,192	491,080
Minwise Co., Ltd. (c)	40,456	812,405
Mirae Corp. (a)	236,744	47,128
Modetour Network, Inc.	7,459	157,926
Muhak Co., Ltd.	6,343	100,516

Naturalendo Tech Co., Ltd. (a) (c)	11,183	236,285
Naturecell Co., Ltd. (a) (c)	38,346	194,852
Neowiz (a) (c)	12,190	113,348
NEPES Corp. (a)	10,648	90,829
Nexen Tire Corp.	27,783	321,408
NHN Entertainment Corp. (a)	11,161	665,558
NHN KCP Corp. (a)	7,149	95,811
NICE Holdings Co., Ltd.	5,620	85,378
NongShim Co., Ltd.	2,941	880,746
OCI Co., Ltd. (c)	8,039	719,429
Orion Holdings, Corp.	12,778	253,251
Osstem Implant Co., Ltd. (a)	7,948	484,368
Paradise Co., Ltd. (c)	25,912	342,748
Partron Co., Ltd.	25,439	206,115
Paru Co., Ltd. (a) (c)	103,246	353,814
Peptron, Inc. (a)	7,216	291,387
Pharmicell Co., Ltd. (a)	63,211	216,066
Poongsan Corp.	19,508	873,759
POSCO Chemtech Co., Ltd.	13,087	338,787
Posco ICT Co., Ltd.	8,203	47,842
Power Logics Co., Ltd. (a)	16,051	84,084
PSK, Inc.	15,366	318,630
Qurient Co., Ltd. (a)	6,619	143,320
Redrover Co., Ltd. (a) (c)	23,075	61,850
S&T Dynamics Co., Ltd. (a)	7,654	54,196
S&T Motiv Co., Ltd.	10,375	434,802
Sajo Industries Co., Ltd.	1,270	74,292
Sam Yung Trading Co., Ltd.	5,845	88,031
Samchully Co., Ltd.	510	44,973
Samjin Pharmaceutical Co., Ltd.	10,535	300,317
Samkwang Glass	1,011	41,443
Samsung Engineering Co., Ltd. (a)	96,541	927,185
Samsung Pharmaceutical Co., Ltd. (a)	37,192	113,328
Samyang Holdings Corp.	4,123	318,580
Seah Besteel Corp.	11,764	323,026
SeAH Steel Corp.	690	56,749
Sebang Co., Ltd.	2,758	34,796
Seegene, Inc. (a)	14,379	345,242
Seobu T&D (c)	8,054	92,118
Seohan Co., Ltd.	155,071	284,323
Seoul Semiconductor Co., Ltd.	24,737	542,104
SEOWONINTECH Co., Ltd.	7,079	66,751
Seoyon Co., Ltd.	4,547	29,537
Seoyon E-Hwa Co., Ltd.	3,623	32,898
SFA Engineering Corp.	32,187	1,162,031
Shinsegae Information & Communication Co., Ltd.	7,452	489,925
Shinsegae, Inc.	3,408	580,224
Silicon Works Co., Ltd.	5,212	201,135
SillaJen, Inc. (a) (c)	32,977	1,287,006
Sindoh Co., Ltd.	1,322	73,640
SK Bioland Co., Ltd.	4,094	55,047
SK Chemicals Co., Ltd.	8,461	482,388
SK Gas, Ltd.	3,704	304,961
SK Materials Co., Ltd.	3,089	476,289
SK Networks Co., Ltd.	73,463	462,451
SK Securities Co., Ltd. (a)	248,610	251,790
SKC Co., Ltd.	14,719	530,108
SKCKOLONPI, Inc.	9,224	273,011

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

SM Culture & Contents Co., Ltd. (a)	106,570	$265,181
SM Entertainment Co. (a) (c)	9,521	240,238
Songwon Industrial Co., Ltd.	15,780	252,816
Soulbrain Co., Ltd.	7,898	468,908
SPC Samlip Co., Ltd.	1,678	189,725
Suheung Co., Ltd.	1,571	45,607
SundayToz Corp. (a)	3,574	59,913
Sungshin Cement Co., Ltd. (a)	7,449	34,470
Sungwoo Hitech Co., Ltd.	29,426	155,949
Suprema, Inc. (a)	1,786	39,997
Synopex, Inc. (a)	31,168	82,046
Taekwang Industrial Co., Ltd.	548	536,350
Taeyoung Engineering & Construction Co., Ltd. (a)	46,229	340,254
Taihan Electric Wire Co., Ltd. (a)	147,366	160,187
TBH Global Co., Ltd. (a)	10,573	79,573
Tera Semicon Co., Ltd.	5,591	146,200
TES Co., Ltd.	17,351	482,498
Tongyang Life Insurance Co., Ltd.	8,109	54,161
Tongyang, Inc.	139,458	223,430
Toptec Co., Ltd. (c)	20,521	502,566
Tovis Co., Ltd.	7,797	54,256
Value Added Technology Co., Ltd.	3,788	90,289
Viatron Technologies, Inc. (c)	11,788	195,549
Vieworks Co., Ltd.	6,914	236,332
ViroMed Co., Ltd. (a) (c)	8,151	834,066
Wave Electronics Co., Ltd. (a)	6,818	151,200
Webzen, Inc. (a)	13,218	287,360
WeMade Entertainment Co., Ltd.	5,868	168,557
Whanin Pharmaceutical Co., Ltd.	9,055	169,186
Wins Co., Ltd.	7,047	75,678
WiSoL Co., Ltd.	6,196	77,359
Wonik Holdings Co., Ltd. (a)	109,333	721,664
Wonik IPS Co., Ltd. (a)	17,685	526,528
Woojeon Co., Ltd. (a)	7,674	268
Woongjin Thinkbig Co., Ltd. (a)	8,538	51,734
YG Entertainment, Inc.	7,147	169,728
Youngone Corp.	10,683	304,069
Yuanta Securities Korea Co., Ltd. (a) (c)	78,369	228,535
Yungjin Pharmaceutical Co., Ltd. (a) (c)	55,762	471,763

		83,685,687

SPAIN — 1.2%
Abengoa SA Class B (a)	12,838,165	182,127
Almirall SA	35,889	365,305
Applus Services SA	56,870	712,656
Axiare Patrimonio SOCIMI SA	33,216	678,943
Codere SA (a)	628,788	267,607
Construcciones y Auxiliar de Ferrocarriles SA	23,766	961,731
Ence Energia y Celulosa SA	54,742	284,750
Ercros SA (c)	71,762	232,453
Euskaltel SA (d)	33,260	299,382
Faes Farma SA	279,923	936,517
Fluidra SA	37,268	392,779
Hispania Activos Inmobiliarios SOCIMI SA	48,982	883,074

Lar Espana Real Estate Socimi SA	26,517	257,684
Let’s GOWEX SA (a) (b) (c)	9,561	—
Liberbank SA (a)	224,965	207,710
Neinor Homes SA (a) (d)	25,560	546,928
Obrascon Huarte Lain SA (a) (c)	51,015	184,307
Papeles y Cartones de Europa SA	27,690	260,244
Parques Reunidos Servicios Centrales SAU (c) (d)	16,215	245,368
Pharma Mar SA (a)	185,209	720,359
Promotora de Informaciones SA Class A (a) (c)	47,726	186,756
Sacyr SA (a) (c)	126,774	332,716
Saeta Yield SA	14,558	166,253
Talgo SA (c) (d)	39,614	220,483
Tecnicas Reunidas SA (c)	20,912	661,194
Telepizza Group SA (a) (d)	34,773	199,788
Tubacex SA (a) (c)	168,877	639,866

		11,026,980

SWEDEN — 3.3%
AcadeMedia AB (a) (d)	28,084	223,644
Acando AB	92,731	334,008
AF AB Class B	31,245	728,075
Alimak Group AB (d)	21,187	385,461
Ambea AB (a) (d)	19,209	201,801
Attendo AB (d)	51,386	590,202
Avanza Bank Holding AB	10,659	445,564
Axactor AB (a)	750,034	273,243
Bergman & Beving AB	14,083	188,496
Betsson AB (a)	53,457	486,279
Bilia AB Class A	27,747	305,945
BioGaia AB Class B	6,626	245,968
Biotage AB	38,395	285,763
Bonava AB Class B	40,062	646,894
Boozt AB (a) (c) (d)	21,063	191,603
Bravida Holding AB (d)	86,830	634,549
Bufab AB	24,373	318,758
Bure Equity AB	23,664	324,706
Byggmax Group AB (c)	36,524	306,516
Capio AB (d)	74,649	436,242
Cellavision AB	19,947	422,774
Clas Ohlson AB Class B	20,378	376,984
Cloetta AB Class B	115,740	397,033
CLX Communications AB (a) (d)	18,365	260,996
Coor Service Management Holding AB (d)	45,960	326,582
D Carnegie & Co. AB (a)	14,261	200,051
Duni AB	17,727	277,991
Dustin Group AB (d)	34,108	287,286
Eltel AB (a) (c) (d)	71,407	229,206
Fingerprint Cards AB Class B (a) (c)	176,028	491,917
G5 Entertainment AB	4,494	174,258
Granges AB	39,000	445,552
Haldex AB (a)	46,513	574,122
Hansa Medical AB (a)	14,819	390,339
Hemfosa Fastigheter AB	59,955	760,240
HIQ International AB (a)	33,833	252,845
Hoist Finance AB (c) (d)	27,317	281,123
Infant Bacterial Theraoeutic AB (a)	15	244

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Investment AB Oresund	16,351	$272,438
INVISIO Communications AB	29,279	299,521
Inwido AB	32,573	414,029
KappAhl AB	39,359	247,128
Karo Pharma AB	65,214	325,976
Klovern AB Class B	199,541	265,245
KNOW IT AB	24,682	394,617
Kungsleden AB	85,774	589,001
LeoVegas AB (d)	72,295	611,142
Lindab International AB	21,896	231,773
Medicover AB (a)	38,167	295,756
Medivir AB Class B (a)	9,095	79,670
Mekonomen AB	10,003	226,106
Momentum Group AB Class B (a)	20,865	222,394
Mycronic AB (c)	32,113	439,656
New Wave Group AB Class B	99,875	709,691
Nobia AB	55,516	552,280
Nobina AB (d)	51,347	299,438
Nolato AB Class B	12,715	612,201
Nordax Group AB (d)	74,136	435,969
Opus Group AB (c)	90,668	69,425
Qliro Group AB (a)	100,325	237,220
Ratos AB Class B (c)	58,317	284,785
RaySearch Laboratories AB (a) (c)	14,882	316,334
Recipharm AB Class B (c)	10,718	126,714
Sagax AB Class D	30	113
SAS AB (a) (c)	91,774	293,457
Scandi Standard AB	30,480	223,120
Scandic Hotels Group AB (d)	32,337	442,723
SkiStar AB	11,364	264,527
Starbreeze AB (a) (c)	118,826	165,231
Tethys Oil AB	32,763	249,866
Thule Group AB (d)	29,020	622,186
Tobii AB (a) (c)	41,605	249,762
Troax Group AB	6,618	236,752
Vitrolife AB	8,909	721,465
Wihlborgs Fastigheter AB	129,755	3,166,637

		28,897,608

SWITZERLAND — 2.3%
APG SGA SA	312	130,188
Arbonia AG (a) (c)	21,236	379,685
Ascom Holding AG	21,988	484,027
Autoneum Holding AG	1,486	415,807
Bachem Holding AG Class B	3,790	455,145
Basilea Pharmaceutica, Ltd. (a)	9,049	736,938
Bell Food Group AG	859	399,494
Bobst Group SA	2,892	318,012
Bossard Holding AG Class A	2,094	484,979
Burckhardt Compression Holding AG	1,445	452,122
Burkhalter Holding AG	2,839	362,357
Comet Holding AG (a)	3,553	526,561
Evolva Holding SA (a)	224,290	92,720
Gurit Holding AG (a)	246	282,458
HBM Healthcare Investments AG Class A (a)	3,180	380,575
HOCHDORF Holding AG (a) (c)	914	259,058
Huber + Suhner AG (c)	6,564	402,618
Implenia AG	8,622	570,731

Inficon Holding AG (a)	983	639,519
Interroll Holding AG	424	611,724
Intershop Holding AG	263	130,467
Kardex AG (a)	4,249	506,314
Komax Holding AG	2,304	663,745
Kudelski SA (c)	53,277	666,238
LEM Holding SA	283	362,378
Leonteq AG (a)	3,809	233,437
Metall Zug AG	63	255,880
Meyer Burger Technology AG (a) (c)	191,346	266,967
Mobilezone Holding AG	14,962	188,649
Mobimo Holding AG (a)	3,232	873,468
Newron Pharmaceuticals SpA (a) (c)	4,487	68,863
Orior AG	6,003	465,301
Phoenix Mecano AG	470	270,070
Resurs Holding AB (d)	53,070	374,504
Rieter Holding AG (a)	1,530	325,734
Santhera Pharmaceutical Holding AG (a) (c)	2,493	101,127
Schmolz + Bickenbach AG (a)	192,799	177,337
Schweiter Technologies AG	344	441,554
Siegfried Holding AG (a)	1,813	597,244
Swissquote Group Holding SA	5,758	216,312
u-blox Holding AG (a)	2,981	588,744
Valiant Holding AG	6,899	750,077
Valora Holding AG	6,329	2,217,374
Vaudoise Assurances Holding SA	466	252,120
Vetropack Holding AG	126	245,723
Ypsomed Holding AG (a)	1,931	298,950
Zehnder Group AG (c)	2,678	94,101
Zur Rose Group AG (a)	2,703	355,334

		20,372,730

UNITED ARAB EMIRATES — 0.0% (g)
Lamprell PLC (a)	121,346	145,709

UNITED KINGDOM — 9.2%
888 Holdings PLC	81,080	279,350
A.G.Barr PLC	48,075	398,609
AA PLC	357,080	812,034
Acacia Mining PLC	87,326	227,644
Aldermore Group PLC (a)	76,377	236,094
Allied Minds PLC (a)	110,221	199,635
Anglo Pacific Group PLC	129,122	232,570
AO World PLC (a) (c)	88,701	132,691
Arrow Global Group PLC	92,304	529,414
Ascential PLC	200,377	923,451
Assura PLC	930,380	782,649
AVEVA Group PLC	35,202	1,150,020
Avon Rubber PLC	17,705	222,693
Biffa PLC (d)	146,375	461,011
Big Yellow Group PLC REIT	60,556	615,024
Bovis Homes Group PLC	73,585	1,080,055
Brewin Dolphin Holdings PLC	114,066	534,251
Cairn Energy PLC (a)	260,813	670,096
Capital & Regional PLC REIT	347,933	264,911
Card Factory PLC	103,846	429,260
Carillion PLC (c)	159,093	109,392
Chemring Group PLC	287,849	695,147
Cineworld Group PLC	6	55

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Civitas Social Housing PLC REIT	135,435	$202,603
Clarkson PLC	12,624	484,567
CMC Markets PLC (d)	38,802	84,335
Coats Group PLC	597,528	626,909
Computacenter PLC	33,801	447,596
Connect Group PLC	73,432	99,505
Costain Group PLC	53,921	324,278
Countrywide PLC (a)	70,680	102,414
Cranswick PLC	22,517	891,797
Crest Nicholson Holdings PLC	140,723	1,044,069
Dairy Crest Group PLC (c)	66,629	549,319
De La Rue PLC	38,860	338,105
Debenhams PLC	480,289	318,968
Devro PLC	64,529	206,266
DFS Furniture PLC	79,674	235,168
Dialight PLC (a)	12,925	136,993
Dignity PLC	25,658	793,819
Diploma PLC	49,944	712,958
Domino’s Pizza Group PLC	276,538	1,150,895
Drax Group PLC	216,624	904,742
Dunelm Group PLC	60,209	571,514
EI Group PLC (a)	449,492	830,716
Elementis PLC	220,123	800,043
Empiric Student Property PLC	377,753	513,147
EnQuest PLC (a)	446,245	166,141
Equiniti Group PLC (d)	169,548	685,152
Essentra PLC	111,482	826,373
esure Group PLC	148,401	562,065
F&C Commercial Property Trust, Ltd.	292,796	585,709
Fenner PLC	171,993	778,219
Fidessa Group PLC	19,738	595,039
Firstgroup PLC (a)	542,492	851,566
Forterra PLC (d)	105,890	395,302
Foxtons Group PLC (c)	99,043	90,027
Galliford Try PLC	45,578	827,356
Games Workshop Group PLC	12,865	339,856
Genel Energy PLC (a)	83,267	148,023
Genus PLC	34,927	983,119
Go-Ahead Group PLC	18,236	416,662
Gocompare.Com Group PLC	173,543	243,311
Grainger PLC	177,498	638,692
Greene King PLC	6	44
Greggs PLC	53,180	889,721
Gulf Keystone Petroleum, Ltd. (a)	165,709	213,430
Halfords Group PLC	89,248	419,687
Hansteen Holdings PLC	310,936	575,691
Helical Bar PLC	42,653	171,962
Hill & Smith Holdings PLC	39,276	666,060
Hunting PLC (a)	67,299	427,892
Huntsworth PLC	1,810	1,785
Ibstock PLC (d)	214,885	656,460
Imagination Technologies Group PLC (a)	121,677	274,256
Indivior PLC (a)	24	109
Intelligent Energy Holdings PLC (a)	609	13
International Personal Finance PLC	113,015	318,416
Interserve PLC	97,764	155,103
ITE Group PLC	304,575	734,518
J D Wetherspoon PLC (c)	135,589	2,283,008

Jackpotjoy PLC (a) (c)	42,589	462,259
JD Sports Fashion PLC	9	45
Jimmy Choo PLC (a)	66,210	203,866
John Laing Group PLC (d)	190,317	728,226
John Menzies PLC	29,171	281,593
Johnston Press PLC (a)	360	65
Just Group PLC	364,484	718,356
KCOM Group PLC	235,300	312,533
Keller Group PLC	57,949	636,361
Kier Group PLC	54,879	856,298
Laird PLC	368,262	705,297
Lancashire Holdings, Ltd.	105,993	949,222
LondonMetric Property PLC	323,092	720,438
Lookers PLC	135,102	217,511
Luxfer Holdings PLC ADR	9,253	115,200
Marshalls PLC	107,070	626,316
Marston’s PLC	418,482	610,303
McBride PLC (a)	152,082	429,506
McCarthy & Stone PLC (d)	238,501	478,377
Medica Group PLC	94,216	250,282
Mitchells & Butlers PLC	116,001	392,194
Mitie Group PLC	266,366	914,510
Moneysupermarket.com Group PLC	27	115
Morgan Advanced Materials PLC	184,764	771,181
Mothercare PLC (a)	77,676	104,214
N Brown Group PLC	68,011	320,459
NCC Group PLC	132,778	385,677
NewRiver REIT PLC	146,064	663,739
NMC Health PLC	3	111
Northgate PLC	50,268	292,530
Novae Group PLC	51,245	490,895
On the Beach Group PLC (d)	37,086	196,538
OneSavings Bank PLC	62,159	336,168
Ophir Energy PLC (a)	279,887	272,245
Oxford Biomedica PLC (a)	1,741,533	218,699
Oxford Instruments PLC	24,371	317,001
Pagegroup PLC	166,589	1,112,827
Paragon Banking Group PLC	135,039	796,083
Pendragon PLC	540,815	232,187
Petrofac, Ltd.	146,607	885,129
Petropavlovsk PLC (a)	1,051,956	112,909
Pets at Home Group PLC (c)	158,058	453,169
Photo-Me International PLC	108,614	253,556
Picton Property Income, Ltd.	180,580	206,540
Polypipe Group PLC	117,517	664,723
Premier Foods PLC (a)	465,819	262,486
Premier Oil PLC (a) (c)	233,294	209,709
Primary Health Properties PLC	301,526	494,553
Provident Financial PLC (c)	82,298	916,997
PZ Cussons PLC	111,760	479,217
QinetiQ Group PLC	290,496	962,278
Rank Group PLC	77,032	229,437
Rathbone Brothers PLC	25,742	895,883
Redefine International PLC	591,170	301,394
Regional REIT, Ltd. REIT (d)	147,269	207,463
Renewi PLC	578,879	790,244
Renishaw PLC	3	192
Restaurant Group PLC	88,760	359,517
RPC Group PLC	12	159

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

RPS Group PLC	209,749	$811,867
Safestore Holdings PLC	81,758	479,019
Savills PLC	57,909	723,716
Schroder Real Estate Investment Trust, Ltd.	252,013	207,940
Senior PLC	435,156	1,610,779
Serco Group PLC (a)	579,218	896,005
SIG PLC	324,948	775,584
Sirius Minerals PLC (a)	2,424,267	828,741
Soco International PLC	103,767	160,798
Softcat PLC	60,064	338,859
Spire Healthcare Group PLC (d)	164,043	494,978
SSP Group PLC	15	108
ST Modwen Properties PLC	73,907	370,650
Stagecoach Group PLC	150,976	345,765
Stobart Group, Ltd.	124,951	452,965
Stock Spirits Group PLC	92,973	299,369
SuperGroup PLC	24,839	566,196
SVG Capital PLC (a) (e)	16,733	15,715
Ted Baker PLC	11,100	394,646
Telecom Plus PLC	31,308	456,167
Topps Tiles PLC	109,835	111,257
TORM PLC	11,887	119,912
Trinity Mirror PLC	109,134	124,823
Tyman PLC	119,210	515,800
UK Commercial Property Trust, Ltd.	166,965	206,088
Ultra Electronics Holdings PLC	39,745	958,763
Vectura Group PLC (a)	292,678	417,802
Virgin Money Holdings UK PLC	165,529	636,265
Wincanton PLC	216,554	684,947
Workspace Group PLC	46,402	552,515
ZPG PLC (d)	146,207	709,506

		81,350,076

UNITED STATES — 1.0%
Adaptimmune Therapeutics PLC ADR (a)	36,400	298,116
Alacer Gold Corp. (a)	118,933	207,311
Argonaut Gold, Inc. (a)	69,313	135,783
Avadel Pharmaceuticals PLC ADR (a) (c)	21,565	226,432
Boart Longyear, Ltd. (a)	36	1
Civeo Corp. (a)	99,900	284,715
DHT Holdings, Inc.	63,221	251,619
Eros International PLC (a) (c)	16,484	235,721
Ferroglobe Representation & Warranty Insurance Trust (a) (b)	19,857	—
Globant SA (a)	12,439	498,431
Golden Star Resources, Ltd. (a)	264,300	203,009
IMAX Corp. (a)	36,800	833,520
MDC Partners, Inc. Class A	31,659	348,249
Mimecast, Ltd. (a)	19,200	545,664
Mitel Networks Corp. (a)	39,895	334,719
Nordic American Tankers, Ltd. (c)	49,616	264,949
OM Asset Management PLC	61,200	913,104
Ormat Technologies, Inc.	1	48
Oxford Immunotec Global PLC (a) (c)	19,044	319,939
REC Silicon ASA (a)	942,269	120,147
Ship Finance International, Ltd. (c)	35,320	512,140
Stratasys, Ltd. (a)	32,405	749,204

Tahoe Resources, Inc.	169,200	887,500
Tucows, Inc. Class A (a) (c)	7,900	462,545
Vail Resorts, Inc.	24	5,475

		8,638,341

TOTAL COMMON STOCKS (Cost $882,741,985)		882,832,014

WARRANTS — 0.0% (g)
AUSTRALIA — 0.0% (g)
Westgold Resources, Ltd. (expiring 6/30/19) (a) (c)	19,338	4,856

SINGAPORE — 0.0% (g)
Ezion Holdings, Ltd. (expiring 4/24/20) (a) (c) (e)	115,305	2,547

UNITED STATES — 0.0% (g)
Boart Longyear, Ltd. (expiring 9/13/24) (a)	50	—

TOTAL WARRANTS (Cost $0)		7,403

RIGHTS — 0.0% (g)
AUSTRALIA — 0.0% (g)
Syrah Resources, Ltd. (expiring 10/5/17) (a) (b)	8,908	—

SINGAPORE — 0.0% (g)
Manulife US Real Estate Investment Trust (expiring 10/16/17) (a) (e)	133,537	29,378

SOUTH KOREA — 0.0% (g)
Able C&C Co., Ltd. (expiring 11/9/17) (a) (e)	3,953	8,628
Hyundai Construction Equipment Co., Ltd. (expiring 11/14/17) (a) (e)	431	36,878
Hyundai Electric & Energy System Co., Ltd. (expiring 11/11/17) (a) (e)	533	20,476
Seobu T&D (expiring 10/17/25) (a)	808	1,658

		67,640

UNITED KINGDOM — 0.0% (g)
Equiniti Group PLC (expiring 10/16/17) (a)	36,332	56,056

TOTAL RIGHTS (Cost $0)		153,074

SHORT-TERM INVESTMENTS — 7.5%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (h) (i)	73,500	73,500
State Street Navigator Securities Lending Government Money Market Portfolio (h) (j)	66,029,680	66,029,680

TOTAL SHORT-TERM INVESTMENTS (Cost $66,103,180)		66,103,180

TOTAL INVESTMENTS — 107.1% (Cost $948,845,165)		949,095,671
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.1)%		(62,666,134)

NET ASSETS — 100.0%		$886,429,537

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

(a)	Non-income producing security.
(b)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2017, total aggregate fair value of the security is $194,734, representing 0.0% of the Fund’s net assets.
(c)	All or a portion of the shares of the security are on loan at September 30, 2017.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 2.8% of net assets as of September 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of September 30, 2017, total aggregate fair value of securities is $605,425 representing 0.1% of net assets.
(f)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(g)	Amount is less than 0.05% of net assets.
(h)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(i)	The rate shown is the annualized seven-day yield at September 30, 2017.
(j)	Investment of cash collateral for securities loaned.

ADR = American Depositary Receipt

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$57,074,779	$262,101	$0	(b)	$57,336,880
Austria	3,326,560	—	—		3,326,560
Belgium	11,865,386	—	—		11,865,386
Canada	79,609,585	69,911	0	(b)	79,679,496
China	2,098,321	—	—		2,098,321
Denmark	5,607,761	—	0	(b)	5,607,761
Finland	6,580,100	4,928	0	(b)	6,585,028
France	19,537,625	—	—		19,537,625
Germany	29,297,080	395,246	—		29,692,326
Greece	—	—	0	(b)	—
Hong Kong	24,920,651	425,971	0	(b)	25,346,622
Ireland	7,173,421	—	—		7,173,421
Israel	15,911,714	—	—		15,911,714
Italy	11,320,241	—	95,279		11,415,520
Japan	322,210,743	48	—		322,210,791
Liechtenstein	236,461	—	—		236,461
Luxembourg	431,040	—	—		431,040
Macau	514,370	—	—		514,370
Malta	253,363	—	—		253,363
Netherlands	11,797,738	—	—		11,797,738
New Zealand	9,570,180	—	—		9,570,180
Norway	11,764,174	—	—		11,764,174
Peru	272,271	—	—		272,271
Portugal	2,081,510	—	—		2,081,510
Singapore	13,583,829	115,749	0	(b)	13,699,578
South Africa	306,747	—	0	(b)	306,747
South Korea	83,290,535	295,697	99,455		83,685,687
Spain	11,026,980	—	0	(b)	11,026,980
Sweden	28,897,608	—	—		28,897,608
Switzerland	20,372,730	—	—		20,372,730
United Arab Emirates	145,709	—	—		145,709
United Kingdom	81,334,361	15,715	—		81,350,076
United States	8,638,341	—	0	(b)	8,638,341

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Warrants
Australia	$4,856		$—	$—		$4,856
Singapore	—		2,547	—		2,547
United States	0	(a)	—	—		—
Rights
Australia	—		—	0	(b)	—
Singapore	—		29,378	—		29,378
South Korea	1,658		65,982	—		67,640
United Kingdom	56,056		—	—		56,056
Short-Term Investments	66,103,180		—	—		66,103,180

TOTAL INVESTMENTS	$947,217,664		$1,683,273	$194,734		$949,095,671

(a)	Fund held Level 1 security that was valued at $0 at September 30, 2017.
(b)	Fund held Level 3 securities that were valued at $0 at September 30, 2017.

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	3,225,573	$3,225,573	$470,553	$3,696,126	$—	$—	—	$—	$141
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	23,893,952	23,820,452	—	—	73,500	73,500	7,149
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	37,421,048	37,421,048	—	—	—	—	5,521
State Street Navigator Securities Lending Government Money Market Portfolio*	77,010,646	77,010,646	121,957,900	132,938,866	—	—	66,029,680	66,029,680	1,748,900

TOTAL		$80,236,219	$183,743,453	$197,876,492	$—	$—		$66,103,180	$1,761,711

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

SPDR S&P Global Infrastructure ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AUSTRALIA — 8.3%
Macquarie Atlas Roads Group	323,964	$1,380,297
Qube Holdings, Ltd. (a)	735,790	1,426,023
Sydney Airport	595,543	3,322,451
Transurban Group Stapled Security	952,018	8,874,368

		15,003,139

BRAZIL — 0.9%
CPFL Energia SA ADR	20,216	346,906
Ultrapar Participacoes SA ADR	57,545	1,370,722

		1,717,628

CANADA — 11.4%
AltaGas, Ltd.	22,566	518,568
Enbridge, Inc. (b)	216,158	9,008,240
Enbridge, Inc. (b)	2,122	88,784
Fortis, Inc.	36,800	1,317,638
Inter Pipeline, Ltd.	49,686	1,026,972
Pembina Pipeline Corp. (a)	53,388	1,868,890
TransCanada Corp. (a)	115,487	5,694,705
Veresen, Inc.	41,598	622,648
Westshore Terminals Investment Corp. (a)	27,287	523,420

		20,669,865

CHILE — 0.3%
Enel Americas SA ADR	49,589	506,800

CHINA — 4.0%
Beijing Capital International Airport Co., Ltd. Class H	772,000	1,150,483
Beijing Enterprises Water Group, Ltd. (c)	432,000	347,892
China Merchants Port Holdings Co., Ltd.	650,749	2,007,893
COSCO SHIPPING Ports, Ltd.	899,258	1,000,493
Guangdong Investment, Ltd.	254,000	362,267
Jiangsu Expressway Co., Ltd. Class H	660,000	1,010,614
Kunlun Energy Co., Ltd. (a)	450,000	439,589
Zhejiang Expressway Co., Ltd. Class H	774,000	962,211

		7,281,442

FRANCE — 4.6%
Aeroports de Paris	17,629	2,851,048
Engie SA	142,316	2,417,693
Groupe Eurotunnel SE	252,367	3,043,151

		8,311,892

GERMANY — 2.5%
E.ON SE	193,849	2,194,514
Fraport AG Frankfurt Airport Services Worldwide	19,940	1,893,859
Hamburger Hafen und Logistik AG	11,344	357,400

		4,445,773

HONG KONG — 2.2%
China Gas Holdings, Ltd.	202,000	605,170
CLP Holdings, Ltd.	173,500	1,778,160
Hong Kong & China Gas Co., Ltd.	714,200	1,342,320
Hopewell Highway Infrastructure, Ltd.	549,000	339,492

		4,065,142

ITALY — 8.4%
ASTM SpA	19,239	499,238
Atlantia SpA	253,874	8,016,464
Enav SpA (d)	137,449	629,819
Enel SpA	679,810	4,094,704
Snam SpA	297,082	1,431,533
Societa Iniziative Autostradali e Servizi SpA	36,843	588,438

		15,260,196

MEXICO — 2.8%
Grupo Aeroportuario del Centro Norte SAB de CV ADR	22,608	1,003,569
Grupo Aeroportuario del Pacifico SAB de CV ADR	20,296	2,080,949
Grupo Aeroportuario del Sureste SAB de CV ADR	10,878	2,075,740

		5,160,258

NEW ZEALAND — 1.3%
Auckland International Airport, Ltd.	502,419	2,339,000

SINGAPORE — 0.9%
Hutchison Port Holdings Trust	2,821,470	1,213,232
SIA Engineering Co., Ltd.	132,900	341,560

		1,554,792

SPAIN — 11.2%
Abertis Infraestructuras SA	406,319	8,213,986
Aena SME SA (d)	39,677	7,164,911
Enagas SA	30,074	847,061
Iberdrola SA	522,994	4,063,357

		20,289,315

SWITZERLAND — 1.3%
Flughafen Zuerich AG	10,275	2,325,574

UNITED KINGDOM — 4.2%
BBA Aviation PLC	485,311	1,942,934
National Grid PLC	318,034	3,945,178
SSE PLC	88,737	1,663,184

		7,551,296

UNITED STATES — 35.4%
American Electric Power Co., Inc.	43,344	3,044,483
Cheniere Energy, Inc. (c)	26,839	1,208,829
Consolidated Edison, Inc.	27,288	2,201,596
Dominion Energy, Inc.	56,637	4,357,084
DTE Energy Co.	15,836	1,700,153
Duke Energy Corp.	61,627	5,171,738
Edison International	28,680	2,213,236
Eversource Energy	27,893	1,685,853
Exelon Corp.	84,593	3,186,618
Kinder Morgan, Inc.	254,538	4,882,039
Macquarie Infrastructure Corp.	41,951	3,028,023
NextEra Energy, Inc.	41,208	6,039,032
ONEOK, Inc.	50,346	2,789,672
PG&E Corp.	45,191	3,077,055
PPL Corp.	60,213	2,285,083
Public Service Enterprise Group, Inc.	44,516	2,058,865
Sempra Energy	22,142	2,527,066
Southern Co.	88,056	4,327,072

See accompanying notes to financial statements.

SPDR S&P Global Infrastructure ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Targa Resources Corp.	28,588	$1,352,212
WEC Energy Group, Inc.	27,784	1,744,280
Williams Cos., Inc.	109,579	3,288,466
Xcel Energy, Inc.	44,765	2,118,280

		64,286,735

TOTAL COMMON STOCKS (Cost $167,736,995)		180,768,847

RIGHTS — 0.0% (e)
AUSTRALIA — 0.0% (e)
Macquarie Atlas Roads Group (expiring 10/4/17) (c) (f) (Cost $0)	45,894	—

SHORT-TERM INVESTMENTS — 4.1%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (g) (h)	403,650	403,650
State Street Navigator Securities Lending Government Money Market Portfolio (g) (i)	7,104,926	7,104,926

TOTAL SHORT-TERM INVESTMENTS (Cost $7,508,576)		7,508,576

TOTAL INVESTMENTS — 103.8% (Cost $175,245,571)		188,277,423
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.8)%		(6,900,473)

NET ASSETS — 100.0%		$181,376,950

(a)	All or a portion of the shares of the security are on loan at September 30, 2017.
(b)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(c)	Non-income producing security.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 4.3% of net assets as of September 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Amount is less than 0.05% of net assets.
(f)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2017, total aggregate fair value of the security is $0, representing 0.0% of the Fund’s net assets.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at September 30, 2017.
(i)	Investment of cash collateral for securities loaned.

ADR = American Depositary Receipt

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$15,003,139	$—	$—	$15,003,139
Brazil	1,717,628	—	—	1,717,628
Canada	20,669,865	—	—	20,669,865
Chile	506,800	—	—	506,800
China	7,281,442	—	—	7,281,442
France	8,311,892	—	—	8,311,892
Germany	4,445,773	—	—	4,445,773
Hong Kong	4,065,142	—	—	4,065,142
Italy	15,260,196	—	—	15,260,196
Mexico	5,160,258	—	—	5,160,258
New Zealand	2,339,000	—	—	2,339,000
Singapore	1,554,792	—	—	1,554,792
Spain	20,289,315	—	—	20,289,315
Switzerland	2,325,574	—	—	2,325,574
United Kingdom	7,551,296	—	—	7,551,296
United States	64,286,735	—	—	64,286,735

See accompanying notes to financial statements.

SPDR S&P Global Infrastructure ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Rights
Australia	$—	$—	$0	(a)	$—
Short-Term Investments	7,508,576	—	—		7,508,576

TOTAL INVESTMENTS	$188,277,423	$—	$0		$188,277,423

(a)	Fund held a Level 3 security that was valued at $0 at September 30, 2017.

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	196,058	$196,058	$12,263	$208,321	$—	$—	—	$—	$5
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	3,658,203	3,254,553	—	—	403,650	403,650	1,304
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	4,084,200	4,084,200	—	—	—	—	478
State Street Navigator Securities Lending Government Money Market Portfolio*	4,958,497	4,958,497	63,727,212	61,580,783	—	—	7,104,926	7,104,926	36,128

TOTAL		$5,154,555	$71,481,878	$69,127,857	$—	$—		$7,508,576	$37,915

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

SPDR S&P Global Natural Resources ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.5%
AUSTRALIA — 9.0%
Amcor, Ltd.	2,222,082	$26,519,487
BHP Billiton, Ltd.	2,561,839	51,821,572
Fortescue Metals Group, Ltd.	1,362,006	5,493,106
Newcrest Mining, Ltd.	607,675	10,022,589
South32, Ltd.	4,192,422	10,756,936
Woodside Petroleum, Ltd.	263,837	6,024,271

		110,637,961

AUSTRIA — 0.4%
Voestalpine AG	87,740	4,475,266

BRAZIL — 3.0%
Fibria Celulose SA ADR (a)	435,685	5,899,175
Petroleo Brasileiro SA ADR (b)	542,054	5,442,222
Vale SA ADR (a)	2,503,355	25,208,785

		36,550,182

CANADA — 11.3%
Agrium, Inc.	265,138	28,348,661
Barrick Gold Corp.	931,639	14,990,071
Canadian Natural Resources, Ltd.	394,873	13,194,533
Franco-Nevada Corp.	142,225	10,992,259
Goldcorp, Inc. (a)	681,046	8,821,769
Imperial Oil, Ltd. (a)	92,624	2,952,059
Potash Corp. of Saskatchewan, Inc.	1,611,478	31,004,837
Suncor Energy, Inc.	609,300	21,304,673
Wheaton Precious Metals Corp. (a)	351,699	6,692,869

		138,301,731

CHILE — 0.3%
Antofagasta PLC	306,070	3,896,962

CHINA — 0.6%
CNOOC, Ltd.	5,853,000	7,553,515

COLOMBIA — 0.1%
Ecopetrol SA ADR (a)	92,393	876,810

FINLAND — 3.5%
Stora Enso Oyj Class R	1,093,482	15,447,929
UPM-Kymmene Oyj	1,021,000	27,677,097

		43,125,026

FRANCE — 4.0%
TOTAL SA	907,787	48,770,903

GERMANY — 1.7%
KS AG (a)	366,585	9,989,330
ThyssenKrupp AG	346,900	10,283,382

		20,272,712

HONG KONG — 0.5%
Nine Dragons Paper Holdings, Ltd.	3,234,000	6,359,768

IRELAND — 1.2%
Smurfit Kappa Group PLC	452,183	14,166,117

ITALY — 1.3%
Eni SpA	982,003	16,252,927

JAPAN — 3.5%
JFE Holdings, Inc.	460,200	8,984,049
Nippon Steel & Sumitomo Metal Corp.	719,400	16,511,082

Oji Holdings Corp.	1,810,000	9,760,316
Sumitomo Metal Mining Co., Ltd.	221,000	7,095,403

		42,350,850

LUXEMBOURG — 1.1%
ArcelorMittal (b)	503,468	12,990,230

MEXICO — 0.2%
Fresnillo PLC	146,658	2,764,530

NETHERLANDS — 4.3%
OCI NV (b)	120,647	2,825,477
Royal Dutch Shell PLC Class A	1,636,736	49,375,407

		52,200,884

NORWAY — 2.5%
Norsk Hydro ASA	1,087,067	7,906,885
Statoil ASA	394,250	7,889,655
Yara International ASA	338,011	15,146,229

		30,942,769

PERU — 0.4%
Southern Copper Corp. (a)	135,530	5,388,673

RUSSIA — 2.9%
Gazprom PJSC ADR	2,206,847	9,246,689
LUKOIL PJSC ADR	158,631	8,396,339
MMC Norilsk Nickel PJSC ADR	541,683	9,325,073
Novatek PJSC GDR	24,328	2,853,674
Novolipetsk Steel PJSC GDR	66,799	1,519,677
Rosneft Oil Co. PJSC GDR	424,529	2,358,259
Severstal PJSC GDR	140,040	2,093,598

		35,793,309

SINGAPORE — 1.7%
Golden Agri-Resources, Ltd.	12,882,268	3,557,458
Wilmar International, Ltd.	7,144,219	16,730,083

		20,287,541

SOUTH AFRICA — 1.5%
Mondi PLC	704,872	18,961,112

SOUTH KOREA — 1.8%
Korea Zinc Co., Ltd.	10,140	4,386,755
POSCO	4,195	1,161,055
POSCO ADR	239,579	16,626,783

		22,174,593

SPAIN — 0.6%
Repsol SA	426,886	7,867,717

SWITZERLAND — 3.6%
Glencore PLC (b)	9,538,447	43,766,613

UNITED KINGDOM — 7.7%
Anglo American PLC	1,122,843	20,179,059
BP PLC	6,905,140	44,218,406
DS Smith PLC	1,941,324	12,837,960
Rio Tinto, Ltd. (a)	338,936	17,693,390

		94,928,815

UNITED STATES — 30.8%
Anadarko Petroleum Corp.	92,611	4,524,047
Archer-Daniels-Midland Co.	421,109	17,901,344
Avery Dennison Corp.	65,233	6,415,013
Baker Hughes a GE Co.	70,380	2,577,316

See accompanying notes to financial statements.

SPDR S&P Global Natural Resources ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Bunge, Ltd.	103,376	$7,180,497
CF Industries Holdings, Inc.	171,595	6,033,280
Chevron Corp.	314,711	36,978,543
ConocoPhillips	205,384	10,279,469
Devon Energy Corp.	86,918	3,190,760
EOG Resources, Inc.	95,726	9,260,533
Exxon Mobil Corp.	703,606	57,681,620
FMC Corp.	99,032	8,844,548
Freeport-McMoRan, Inc. (b)	1,063,833	14,936,215
Halliburton Co.	143,523	6,606,364
Ingredion, Inc.	53,032	6,397,781
International Paper Co.	304,679	17,311,861
Monsanto Co.	324,304	38,858,105
Mosaic Co.	258,416	5,579,201
Newmont Mining Corp.	426,097	15,982,898
Nucor Corp.	255,058	14,293,450
Occidental Petroleum Corp.	127,024	8,156,211
Packaging Corp. of America	69,355	7,953,631
Phillips 66	72,586	6,649,603
Pioneer Natural Resources Co.	28,164	4,155,317
Rayonier, Inc. REIT	95,692	2,764,542
Schlumberger, Ltd.	230,438	16,075,355
Sealed Air Corp.	144,110	6,156,379
Valero Energy Corp.	74,312	5,716,822
WestRock Co.	185,904	10,546,334
Weyerhaeuser Co. REIT	554,318	18,863,442

		377,870,481

TOTAL COMMON STOCKS (Cost $1,117,882,749)		1,219,527,997

SHORT-TERM INVESTMENTS — 2.3%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (c) (d)	799,218	799,218
State Street Navigator Securities Lending Government Money Market Portfolio (c) (e)	27,454,617	27,454,617

TOTAL SHORT-TERM INVESTMENTS (Cost $28,253,835)		28,253,835

TOTAL INVESTMENTS — 101.8% (Cost $1,146,136,584)		1,247,781,832
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.8)%		(21,628,291)

NET ASSETS — 100.0%		$1,226,153,541

(a)	All or a portion of the shares of the security are on loan at September 30, 2017.
(b)	Non-income producing security.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2017.
(e)	Investment of cash collateral for securities loaned.

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$110,637,961	$—	$—	$110,637,961
Austria	4,475,266	—	—	4,475,266
Brazil	36,550,182	—	—	36,550,182
Canada	138,301,731	—	—	138,301,731
Chile	3,896,962	—	—	3,896,962
China	7,553,515	—	—	7,553,515
Colombia	876,810	—	—	876,810
Finland	43,125,026	—	—	43,125,026
France	48,770,903	—	—	48,770,903
Germany	20,272,712	—	—	20,272,712
Hong Kong	6,359,768	—	—	6,359,768
Ireland	14,166,117	—	—	14,166,117
Italy	16,252,927	—	—	16,252,927
Japan	42,350,850	—	—	42,350,850
Luxembourg	12,990,230	—	—	12,990,230
Mexico	2,764,530	—	—	2,764,530

See accompanying notes to financial statements.

SPDR S&P Global Natural Resources ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Netherlands	$52,200,884	$—	$—	$52,200,884
Norway	30,942,769	—	—	30,942,769
Peru	5,388,673	—	—	5,388,673
Russia	35,793,309	—	—	35,793,309
Singapore	20,287,541	—	—	20,287,541
South Africa	18,961,112	—	—	18,961,112
South Korea	22,174,593	—	—	22,174,593
Spain	7,867,717	—	—	7,867,717
Switzerland	43,766,613	—	—	43,766,613
United Kingdom	94,928,815	—	—	94,928,815
United States	377,870,481	—	—	377,870,481
Short-Term Investments	28,253,835	—	—	28,253,835

TOTAL INVESTMENTS	$1,247,781,832	$—	$—	$1,247,781,832

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	2,166,082	$2,166,082	$707	$2,166,789	$—	$—	—	$—	$65
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	110,544,078	109,744,860	—	—	799,218	799,218	15,323
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	25,983,417	25,983,417	—	—	—	—	5,156
State Street Navigator Securities Lending Government Money Market Portfolio*	19,577,508	19,577,508	532,619,733	524,742,624	—	—	27,454,617	27,454,617	250,973

TOTAL		$21,743,590	$669,147,935	$662,637,690	$—	$—		$28,253,835	$271,517

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

SPDR MSCI ACWI IMI ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AUSTRALIA — 2.4%
Alumina, Ltd. (a)	41,540	$71,708
Amcor, Ltd.	3,583	42,761
AMP, Ltd.	12,597	47,741
Australia & New Zealand Banking Group, Ltd.	2,819	65,473
BHP Billiton PLC	822	14,497
BHP Billiton, Ltd.	3,499	70,779
Boral, Ltd.	16,530	87,809
Brambles, Ltd.	8,403	59,341
Coca-Cola Amatil, Ltd.	4,110	24,929
Commonwealth Bank of Australia	929	54,853
CSL, Ltd.	1,602	168,389
Fortescue Metals Group, Ltd.	6,250	25,207
Iluka Resources, Ltd.	1,663	12,396
Insurance Australia Group, Ltd.	19,207	96,001
LendLease Group	9,913	139,386
Macquarie Group, Ltd.	1,682	119,994
National Australia Bank, Ltd.	3,755	92,810
Newcrest Mining, Ltd.	1,972	32,525
Origin Energy, Ltd. (b)	6,248	36,671
Orora, Ltd.	1,507	3,666
OZ Minerals, Ltd.	6,043	35,183
QBE Insurance Group, Ltd.	2,939	23,084
Santos, Ltd. (b)	7,327	23,111
Scentre Group REIT	8,770	27,044
Shopping Centres Australasia Property Group	92,003	165,315
Sonic Healthcare, Ltd.	4,506	73,930
South32, Ltd. (c)	3,229	8,350
South32, Ltd. (c)	2,992	7,677
Suncorp Group, Ltd.	6,347	64,991
Sydney Airport	943	5,261
Transurban Group Stapled Security	6,201	57,803
Vicinity Centres REIT	32,610	68,063
Wesfarmers, Ltd.	3,839	124,497
Westfield Corp. REIT	7,039	43,301
Westpac Banking Corp.	4,243	106,270
Woodside Petroleum, Ltd.	1,624	37,081
Woolworths, Ltd.	1,426	28,208

		2,166,105

AUSTRIA — 0.1%
OMV AG	1,687	98,303

BELGIUM — 0.3%
Anheuser-Busch InBev SA	981	117,482
Solvay SA	570	85,175
UCB SA	1,483	105,595

		308,252

BRAZIL — 0.7%
Ambev SA ADR	12,779	84,214
Banco Bradesco SA Preference Shares ADR	10,314	114,176
Cia Energetica de Minas Gerais ADR	7,152	17,737
Cia Siderurgica Nacional SA ADR (a) (b)	6,276	18,577
Gerdau SA ADR (a)	5,672	19,455
Itau Unibanco Holding SA Preference Shares ADR	8,148	111,627

Petroleo Brasileiro SA ADR (b)	3,229	32,419
Petroleo Brasileiro SA Preference Shares ADR (b)	9,465	91,432
Tim Participacoes SA ADR	2,160	39,485
Vale SA ADR	10,404	104,768

		633,890

CANADA — 3.2%
Agrium, Inc.	419	44,800
Bank of Montreal	921	69,540
Bank of Nova Scotia (a)	1,161	74,451
Barrick Gold Corp. (a)	1,797	28,852
Brookfield Asset Management, Inc. Class A	2,676	110,237
Cameco Corp. (a)	2,394	23,066
Canadian Imperial Bank of Commerce (a)	419	36,575
Canadian National Railway Co.	1,814	149,947
Canadian Natural Resources, Ltd.	1,814	60,614
Canadian Pacific Railway, Ltd.	383	64,182
Canadian Tire Corp., Ltd. Class A	443	55,024
Cenovus Energy, Inc. (a)	2,298	22,986
Eldorado Gold Corp.	2,470	5,411
Enbridge, Inc. (c)	2,052	85,516
Enbridge, Inc. (c)	2,632	110,123
Encana Corp.	3,366	39,537
Enerplus Corp.	2,646	26,044
First Majestic Silver Corp. (a) (b)	8,089	55,106
First Quantum Minerals, Ltd. (a)	1,280	14,339
Goldcorp, Inc. (a)	1,761	22,811
IAMGOLD Corp. (b)	2,658	16,216
IGM Financial, Inc.	707	23,709
Imperial Oil, Ltd. (a)	1,316	41,943
Just Energy Group, Inc.	16,099	93,068
Kinross Gold Corp. (b)	3,893	16,467
Loblaw Cos., Ltd.	1,475	80,316
Manulife Financial Corp.	4,721	95,541
National Bank of Canada	2,489	119,509
Obsidian Energy, Ltd. (a) (b)	1,743	1,840
Onex Corp.	1,566	120,569
Paramount Resources, Ltd. Class A (b)	2,907	57,412
Potash Corp. of Saskatchewan, Inc. (a)	1,339	25,717
PrairieSky Royalty, Ltd. (a)	24	613
Rogers Communications, Inc. Class B (a)	2,494	128,304
Royal Bank of Canada	2,184	168,587
Shaw Communications, Inc. Class B (a)	1,663	38,189
SNC-Lavalin Group, Inc. (a)	1,042	46,982
Sun Life Financial, Inc.	2,573	102,229
Suncor Energy, Inc.	3,666	128,185
Teck Resources, Ltd. Class B	1,304	27,391
TELUS Corp.	3,523	126,424
TMX Group, Ltd.	18	1,015
Toronto-Dominion Bank	3,489	195,980
TransAlta Corp.	4,083	23,832
TransCanada Corp. (a)	1,606	79,192
Wheaton Precious Metals Corp. (a)	1,173	22,322
Yamana Gold, Inc.	3,594	9,483

		2,890,196

CHILE — 0.0% (d)
Enel Americas SA ADR	1,244	12,714

See accompanying notes to financial statements.

SPDR MSCI ACWI IMI ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Enel Chile SA ADR	690	$4,140
Enel Generacion Chile SA ADR	310	8,171
Sociedad Quimica y Minera de Chile SA ADR	153	8,516

		33,541

CHINA — 3.1%
Agricultural Bank of China, Ltd. Class H	84,000	37,641
Alibaba Group Holding, Ltd. ADR (b)	1,636	282,553
Bank of China, Ltd. Class H	167,000	82,317
Bank of Communications Co., Ltd. Class H	60,000	43,786
Baozun, Inc. ADR (a) (b)	7,848	257,100
China Construction Bank Corp. Class H	131,000	108,682
China Life Insurance Co., Ltd. Class H	23,000	68,464
China Merchants Bank Co., Ltd. Class H	29,174	102,529
China Mobile, Ltd.	11,500	116,536
China Overseas Land & Investment, Ltd.	24,000	78,047
China Petroleum & Chemical Corp. Class H	71,200	53,327
China Pioneer Pharma Holdings, Ltd.	360,000	119,836
China Shenhua Energy Co., Ltd. Class H	11,500	27,032
China Telecom Corp., Ltd. Class H	72,000	36,872
China Unicom Hong Kong, Ltd. (b)	24,000	33,370
CITIC, Ltd.	24,000	35,459
CNOOC, Ltd.	36,000	46,459
COSCO SHIPPING Ports, Ltd.	23,041	25,635
Health and Happiness H&H International Holdings, Ltd. (b)	30,500	148,972
Hengan International Group Co., Ltd.	6,000	55,539
Huaneng Power International, Inc. Class H	48,000	29,682
Industrial & Commercial Bank of China, Ltd. Class H	132,000	98,019
PetroChina Co., Ltd. Class H	48,000	30,420
PICC Property & Casualty Co., Ltd. Class H	25,859	45,622
Ping An Insurance Group Co. of China, Ltd. Class H	12,000	92,104
Shandong Xinhua Pharmaceutical Co., Ltd. Class H (b)	210,000	203,260
Tencent Holdings, Ltd.	12,000	516,522
Yanzhou Coal Mining Co., Ltd. Class H	24,000	23,629

		2,799,414

COLOMBIA — 0.0% (d)
Bancolombia SA ADR	260	11,905

DENMARK — 0.7%
AP Moeller - Maersk A/S Class B	60	113,999
Danske Bank A/S	2,040	81,602
DSV A/S	3,057	231,310
Novo Nordisk A/S Class B	4,542	217,186

		644,097

FINLAND — 0.4%
Fortum Oyj	1,590	31,748
Metso Oyj	945	34,677
Nokia Oyj	9,862	59,227
Sampo Oyj Class A	1,113	58,842
UPM-Kymmene Oyj	3,630	98,402
Valmet Oyj	179	3,519

Wartsila Oyj Abp	1,077	76,266

		362,681

FRANCE — 3.3%
Accor SA	1,990	98,891
Airbus SE	815	77,474
Alstom SA	1,471	62,492
AXA SA	3,834	115,988
BNP Paribas SA	2,035	164,194
Bouygues SA	1,167	55,392
Capgemini SE	1,435	168,221
Carrefour SA	2,427	49,049
Credit Agricole SA	4,166	75,747
Danone SA	1,153	90,467
Engie SA	1,956	33,229
Essilor International SA	740	91,638
Fnac Darty SA (b)	1,182	113,787
Hermes International	13	6,555
Kering	251	100,014
LVMH Moet Hennessy Louis Vuitton SE	395	109,014
Orange SA	5,584	91,495
Pernod Ricard SA	536	74,170
Publicis Groupe SA	970	67,760
Renault SA	1,351	132,739
Sanofi	1,785	177,280
Schneider Electric SE (b)	1,292	112,463
Societe Generale SA	1,627	95,278
Sodexo SA	1,137	141,809
TOTAL SA	3,133	168,321
Unibail-Rodamco SE REIT	431	104,835
Vallourec SA (a) (b)	1,266	7,528
Veolia Environnement SA	3,431	79,297
Vinci SA	1,651	156,926
Vivendi SA	4,208	106,558

		2,928,611

GERMANY — 3.1%
adidas AG	981	221,974
Allianz SE	921	206,819
BASF SE	1,483	157,858
Bayer AG	1,749	238,402
Commerzbank AG (b)	1,651	22,465
CompuGroup Medical SE	3,019	171,029
Daimler AG	2,052	163,674
Deutsche Bank AG	3,905	67,539
Deutsche Boerse AG	707	76,653
Deutsche Lufthansa AG	4,242	117,900
Deutsche Post AG	3,523	156,870
Deutsche Telekom AG	5,815	108,514
E.ON SE	3,642	41,230
Fresenius Medical Care AG & Co. KGaA	395	38,651
Linde AG	251	52,358
MAN SE	335	37,817
Merck KGaA	1,244	138,418
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	536	114,629
OSRAM Licht AG	14	1,117
RWE AG (b)	1,220	27,721
Salzgitter AG (a)	1,292	58,622
SAP SE	1,814	198,775

See accompanying notes to financial statements.

SPDR MSCI ACWI IMI ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Siemens AG	1,443	$203,345
ThyssenKrupp AG	2,274	67,410
Uniper SE	331	9,078
Volkswagen AG	431	72,990
Volkswagen AG Preference Shares	395	64,442

		2,836,300

HONG KONG — 1.4%
AIA Group, Ltd.	16,800	123,892
Bank of East Asia, Ltd.	16,278	70,337
CK Asset Holdings, Ltd.	18,920	156,603
CK Hutchison Holdings, Ltd.	11,420	145,990
Global Brands Group Holding, Ltd. (b)	8,000	768
Hang Lung Properties, Ltd.	12,000	28,484
Henderson Land Development Co., Ltd.	15,406	102,073
Hong Kong Exchanges & Clearing, Ltd.	3,795	102,033
Li & Fung, Ltd.	24,000	12,045
Link REIT	12,058	97,721
New World Development Co., Ltd.	39,762	57,118
Sands China, Ltd.	9,600	49,962
Shangri-La Asia, Ltd.	24,000	44,493
Sun Hung Kai Properties, Ltd.	12,253	199,074
Swire Pacific, Ltd. Class A	6,000	58,228

		1,248,821

HUNGARY — 0.1%
MOL Hungarian Oil & Gas PLC	2,200	25,116
Richter Gedeon Nyrt	2,238	55,784

		80,900

INDIA — 0.9%
Dr Reddy’s Laboratories, Ltd. ADR	2,554	91,127
ICICI Bank, Ltd. ADR	8,764	75,020
Infosys, Ltd. ADR (a)	11,147	162,635
Larsen & Toubro, Ltd. GDR	3,746	66,117
Mahindra & Mahindra, Ltd. GDR	1,723	33,254
Reliance Industries, Ltd. GDR (e)	3,960	94,446
State Bank of India GDR	1,669	64,090
Tata Motors, Ltd. ADR (b)	2,380	74,422
Vedanta, Ltd. ADR	3,722	72,058
Wipro, Ltd. ADR	10,614	60,287

		793,456

INDONESIA — 0.5%
Astra International Tbk PT	60,800	35,661
Bank Central Asia Tbk PT	54,800	82,592
Bank Mandiri Persero Tbk PT	109,600	54,723
Bank Rakyat Indonesia Persero Tbk PT	64,200	72,808
Gudang Garam Tbk PT	6,000	29,312
Telekomunikasi Indonesia Persero Tbk PT	402,400	139,820

		414,916

IRELAND — 0.3%
CRH PLC	1,958	74,708
Experian PLC	4,616	92,834
Prothena Corp. PLC (b)	1,813	117,428

		284,970

ISRAEL — 0.3%
Bank Hapoalim BM	8,316	58,216
Bank Leumi Le-Israel BM	37,874	201,024

Teva Pharmaceutical Industries, Ltd. ADR	1,423	25,045

		284,285

ITALY — 0.7%
Assicurazioni Generali SpA	3,450	64,279
Atlantia SpA	923	29,145
Banca Monte dei Paschi di Siena SpA (b) (f)	90	802
Enel SpA	15,198	91,542
Eni SpA	5,232	86,594
Ferrari NV	277	30,618
GEDI Gruppo Editoriale SpA (b)	111	99
Intesa Sanpaolo SpA	27,419	96,985
Italgas SpA	1,720	9,659
Luxottica Group SpA	369	20,629
Mediaset SpA (a) (b)	13,484	46,675
Saipem SpA (a) (b)	1,573	6,784
Snam SpA	8,606	41,469
Telecom Italia SpA/Milano (b)	64,065	60,022
UniCredit SpA (b)	3,632	77,373

		662,675

JAPAN — 8.0%
Aisin Seiki Co., Ltd.	1,200	63,217
Asahi Group Holdings, Ltd.	1,200	48,569
Asahi Kasei Corp.	12,000	147,648
Astellas Pharma, Inc.	6,000	76,303
Bridgestone Corp.	1,200	54,433
Canon, Inc.	1,200	40,990
Credit Saison Co., Ltd.	2,400	49,785
Daiichi Sankyo Co., Ltd.	3,600	81,169
Daikin Industries, Ltd.	1,200	121,476
Daiwa Securities Group, Inc.	12,000	67,939
Denso Corp.	2,400	121,380
Eisai Co., Ltd.	1,200	61,575
FUJIFILM Holdings Corp.	2,400	93,109
Fujitsu, Ltd.	11,000	81,685
Hitachi, Ltd.	12,000	84,527
Hokuhoku Financial Group, Inc.	2,400	38,591
Honda Motor Co., Ltd.	2,400	71,042
Hoya Corp.	2,400	129,525
ITOCHU Corp.	3,600	58,942
Japan Tobacco, Inc.	2,400	78,632
JFE Holdings, Inc.	2,400	46,853
JSR Corp.	2,400	45,584
JXTG Holdings, Inc.	6,000	30,857
Kajima Corp.	12,000	119,184
Kamigumi Co., Ltd.	6,000	138,853
Kansai Electric Power Co., Inc.	2,400	30,692
KDDI Corp.	7,200	189,778
Kobe Steel, Ltd.	3,600	41,128
Komatsu, Ltd.	2,400	68,249
Konica Minolta, Inc. (a)	6,000	49,252
Kyocera Corp.	2,400	148,863
Makita Corp.	2,400	96,691
Marubeni Corp.	12,000	81,926
Marui Group Co., Ltd. (a)	4,300	61,540
Mebuki Financial Group, Inc.	12,800	49,465
Mitsubishi Chemical Holdings Corp.	6,000	57,140
Mitsubishi Corp.	2,400	55,765
Mitsubishi Electric Corp.	12,000	187,412

See accompanying notes to financial statements.

SPDR MSCI ACWI IMI ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Mitsubishi Heavy Industries, Ltd.	1,200	$47,429
Mitsubishi UFJ Financial Group, Inc.	21,500	139,564
Mitsui & Co., Ltd.	2,400	35,457
Mizuho Financial Group, Inc. (a)	44,300	77,569
MS&AD Insurance Group Holdings, Inc.	2,400	77,246
Murata Manufacturing Co., Ltd.	1,200	176,325
NEC Corp.	200	5,419
Nintendo Co., Ltd.	400	147,684
Nippon Steel & Sumitomo Metal Corp.	3,500	80,329
Nippon Yusen KK (b)	2,400	49,870
Nissan Motor Co., Ltd.	4,800	47,525
Nitto Denko Corp.	1,200	100,017
Nomura Holdings, Inc.	11,900	66,601
NTT Data Corp.	6,000	64,176
NTT DOCOMO, Inc.	1,900	43,388
Obayashi Corp.	12,000	143,810
ORIX Corp.	4,800	77,374
Osaka Gas Co., Ltd.	2,400	44,604
Panasonic Corp.	7,200	104,292
Resona Holdings, Inc.	7,200	36,971
Rohm Co., Ltd.	1,200	102,767
Secom Co., Ltd.	1,200	87,437
Seven & i Holdings Co., Ltd.	1,200	46,320
Shin-Etsu Chemical Co., Ltd.	1,200	107,245
SoftBank Group Corp.	2,400	193,680
Sompo Holdings, Inc.	2,400	93,343
Sony Corp.	3,600	133,875
Sumitomo Chemical Co., Ltd.	12,000	74,943
Sumitomo Corp.	2,400	34,508
Sumitomo Electric Industries, Ltd.	3,600	58,782
Sumitomo Mitsui Financial Group, Inc.	2,400	92,107
Sumitomo Mitsui Trust Holdings, Inc.	1,200	43,292
T&D Holdings, Inc.	4,800	69,656
Takeda Pharmaceutical Co., Ltd.	1,200	66,244
TDK Corp.	1,200	81,446
Teijin, Ltd.	2,400	47,290
Terumo Corp.	2,400	94,345
Tokio Marine Holdings, Inc.	2,400	93,855
Tokyo Electron, Ltd.	1,200	184,214
Tokyu Corp.	5,500	77,835
Toppan Printing Co., Ltd.	12,000	118,971
Toshiba Corp. (b)	12,000	33,581
Toyota Motor Corp.	4,800	286,128
Toyota Tsusho Corp.	3,600	118,172
West Japan Railway Co.	1,200	83,386
Yamada Denki Co., Ltd. (a)	4,800	26,225
Yamaha Corp.	3,900	143,784

		7,228,850

LUXEMBOURG — 0.0% (d)
ArcelorMittal (b)	1,371	35,374

MALAYSIA — 0.1%
CIMB Group Holdings Bhd	12,000	17,904
Malayan Banking Bhd	8,000	18,056
Public Bank Bhd	5,200	25,172
Tenaga Nasional Bhd	6,100	20,687

		81,819

MEXICO — 0.4%
America Movil SAB de CV Series L	93,026	82,784
Cemex SAB de CV Series CPO (b)	47,666	43,442
Fomento Economico Mexicano SAB de CV	9,562	91,643
Grupo Financiero Banorte SAB de CV Series O	9,204	63,650
Grupo Mexico SAB de CV Series B	15,308	46,946
Grupo Televisa SAB Series CPO	8,133	40,197
Industrias Penoles SAB de CV	620	15,443

		384,105

NETHERLANDS — 1.6%
Akzo Nobel NV	966	89,213
ASML Holding NV	875	149,009
Heineken NV	647	63,982
ING Groep NV	8,398	154,879
Koninklijke Ahold Delhaize NV	3,577	66,898
Koninklijke DSM NV	1,153	94,407
Koninklijke KPN NV	11,057	37,973
Koninklijke Philips NV	3,480	143,704
Royal Dutch Shell PLC Class A	2,082	62,808
Royal Dutch Shell PLC Class B	11,878	365,654
Wolters Kluwer NV	3,630	167,772

		1,396,299

NORWAY — 0.3%
DNB ASA	4,506	90,852
Norsk Hydro ASA	13,852	100,754
Telenor ASA	3,690	78,062
Yara International ASA	768	34,414

		304,082

PERU — 0.0% (d)
Cia de Minas Buenaventura SAA ADR	324	4,144

PHILIPPINES — 0.0% (d)
PLDT, Inc. ADR	897	28,632

POLAND — 0.0% (d)
Polski Koncern Naftowy ORLEN SA	538	17,968
Powszechna Kasa Oszczednosci Bank Polski SA (b)	1,684	16,327

		34,295

RUSSIA — 0.4%
Gazprom PJSC ADR	9,573	40,111
LUKOIL PJSC ADR	1,185	62,841
MMC Norilsk Nickel PJSC ADR	1,447	24,888
Mobile TeleSystems PJSC ADR	2,262	23,615
RusHydro PJSC ADR (c)	579	831
RusHydro PJSC ADR (c)	1,077	1,540
Sberbank of Russia PJSC ADR (c)	4,626	65,851
Sberbank of Russia PJSC ADR (c)	427	6,093
Surgutneftegas OJSC ADR	10,445	54,001
Tatneft PJSC ADR (c)	1,097	46,842
Tatneft PJSC ADR (c)	96	4,151

		330,764

SINGAPORE — 0.6%
Broadcom, Ltd.	929	225,320
CapitaLand, Ltd.	36,000	94,908
Singapore Exchange, Ltd.	24,000	130,609

See accompanying notes to financial statements.

SPDR MSCI ACWI IMI ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Singapore Press Holdings, Ltd. (a)	24,000	$48,072
Singapore Telecommunications, Ltd.	12,000	32,519

		531,428

SOUTH AFRICA — 0.7%
AngloGold Ashanti, Ltd.	1,053	9,928
Discovery, Ltd. (a)	15,747	164,042
FirstRand, Ltd. (a)	13,266	51,119
Gold Fields, Ltd.	2,554	11,156
Harmony Gold Mining Co., Ltd.	2,422	4,326
Impala Platinum Holdings, Ltd. (b)	1,639	3,763
Lonmin PLC (a) (b)	13	12
MTN Group, Ltd.	4,899	45,128
Naspers, Ltd. Class N	780	168,680
Novus Holdings, Ltd.	270	130
Sanlam, Ltd.	12,283	61,549
Sasol, Ltd.	945	25,965
Sibanye-Stillwater	2,458	2,771
Standard Bank Group, Ltd.	3,174	37,096

		585,665

SOUTH KOREA — 1.8%
Able C&C Co., Ltd.	4,152	57,639
DIO Corp. (b)	1,932	51,195
E-MART, Inc.	27	4,915
Hana Financial Group, Inc.	410	16,950
Hyundai Construction Equipment Co., Ltd. (b)	2	650
Hyundai Electric & Energy System Co., Ltd. (b)	2	402
Hyundai Heavy Industries Co., Ltd. (b)	30	3,798
Hyundai Mobis Co., Ltd.	167	34,994
Hyundai Motor Co.	373	49,013
Hyundai Robotics Co., Ltd. (b)	6	2,232
Hyundai Steel Co.	163	7,514
JW Holdings Corp.	4,827	33,294
JW Pharmaceutical Corp.	1,028	36,306
KB Financial Group, Inc.	903	44,230
Kia Motors Corp.	300	8,290
Korea Electric Power Corp. ADR (a)	990	16,592
KT&G Corp.	336	30,949
LG Chem, Ltd. Preference Shares	507	112,214
LG Electronics, Inc.	129	9,281
LG Household & Health Care, Ltd.	53	43,312
Lotte Chemical Corp.	17	5,610
NAVER Corp.	95	61,793
NHN Entertainment Corp. (b)	33	1,968
POSCO ADR	1,356	94,106
Samsung C&T Corp.	158	18,623
Samsung Electronics Co., Ltd. GDR	458	518,456
Samsung Engineering Co., Ltd. (b)	355	3,409
Samsung Fire & Marine Insurance Co., Ltd.	89	21,758
Samsung Heavy Industries Co., Ltd. (b)	692	6,767
Samsung Securities Co., Ltd.	351	10,588
SeAH Steel Corp.	2,134	175,512
Shinhan Financial Group Co., Ltd.	903	39,657
SK Holdings Co., Ltd.	86	21,625
SK Hynix, Inc.	1,395	100,970
SK Innovation Co., Ltd.	68	11,815

		1,656,427

SPAIN — 1.0%
Acciona SA	1,582	127,270
Acerinox SA	3,629	52,340
ACS Actividades de Construccion y Servicios SA	2,800	103,790
Amadeus IT Group SA	1,206	78,401
Banco Bilbao Vizcaya Argentaria SA	10,804	96,573
Banco Santander SA	24,454	170,768
Iberdrola SA	9,567	74,330
Industria de Diseno Textil SA	2,405	90,655
Repsol SA	1,795	33,083
Telefonica SA	8,707	94,617

		921,827

SWEDEN — 1.1%
Assa Abloy AB Class B	4,095	93,315
Atlas Copco AB Class B	3,810	147,408
Nordea Bank AB	6,612	89,431
Sandvik AB	3,547	61,055
Securitas AB Class B	5,512	92,110
Skandinaviska Enskilda Banken AB Class A	8,340	109,636
Skanska AB Class B	3,618	83,642
SKF AB Class B	2,573	55,953
Svenska Handelsbanken AB Class A	3,383	50,938
Tele2 AB Class B	2,530	28,888
Telefonaktiebolaget LM Ericsson Class B	6,751	38,683
Telia Co. AB	5,815	27,328
Volvo AB Class A	5,565	106,700

		985,087

SWITZERLAND — 2.9%
ABB, Ltd.	5,027	124,376
Adecco Group AG (b)	969	75,509
Cie Financiere Richemont SA	1,363	124,665
Credit Suisse Group AG (b)	4,248	67,302
Ferguson PLC	1,053	69,169
Geberit AG	395	187,008
Givaudan SA	48	104,522
Glencore PLC (b)	6,604	30,302
Kuehne + Nagel International AG	466	86,352
LafargeHolcim, Ltd. (b)	930	54,401
Nestle SA	4,818	403,824
Novartis AG	3,281	281,103
Roche Holding AG	1,220	311,682
Santhera Pharmaceutical Holding AG (a) (b)	606	24,582
SGS SA	48	115,238
Swatch Group AG (a)	144	59,945
Swiss Re AG	1,173	106,317
TE Connectivity, Ltd.	2,482	206,155
UBS Group AG (b)	6,826	116,753
Zurich Insurance Group AG	239	72,965

		2,622,170

TAIWAN — 1.4%
Advanced Semiconductor Engineering, Inc. ADR	14,349	88,677
AU Optronics Corp. ADR (a)	24,401	98,580
Chunghwa Telecom Co., Ltd. ADR	3,269	111,506

See accompanying notes to financial statements.

SPDR MSCI ACWI IMI ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Hon Hai Precision Industry Co., Ltd. GDR	25,771	$180,397
Siliconware Precision Industries Co., Ltd. ADR	16,934	133,609
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	13,628	511,731
United Microelectronics Corp. ADR (a)	56,217	140,543

		1,265,043

THAILAND — 0.2%
Bangkok Bank PCL	13,200	77,181
CP ALL PCL NVDR	8,900	17,813
Kasikornbank PCL NVDR	2,100	13,035
PTT PCL (g)	2,400	29,361
Siam Commercial Bank PCL NVDR	3,200	14,681

		152,071

TURKEY — 0.2%
Akbank TAS	9,083	24,009
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S REIT (b)	49,741	37,487
Turkiye Garanti Bankasi A/S	10,507	28,601
Turkiye Is Bankasi Class C	24,114	45,975

		136,072

UNITED KINGDOM — 6.0%
3i Group PLC	22,031	269,864
Anglo American PLC	2,770	49,781
AstraZeneca PLC	2,196	145,987
BAE Systems PLC	11,076	93,842
Barclays PLC	30,004	77,833
BP PLC	25,071	160,547
British American Tobacco PLC	2,054	128,749
British Land Co. PLC REIT	7,942	64,145
BT Group PLC	25,842	98,431
Burberry Group PLC	1,968	46,470
Capita PLC	6,676	50,606
CNH Industrial NV	1,712	20,563
Cobham PLC.	69,090	135,056
Compass Group PLC	5,391	114,496
CYBG PLC (b)	934	3,767
Diageo PLC	3,378	111,172
Fiat Chrysler Automobiles NV (b)	2,122	38,031
G4S PLC	7,743	28,911
GlaxoSmithKline PLC	7,767	155,111
Hammerson PLC REIT	12,777	92,054
HSBC Holdings PLC	31,620	312,700
Imperial Brands PLC	1,244	53,141
Indivior PLC (b)	946	4,311
InterContinental Hotels Group PLC	2,496	132,209
J Sainsbury PLC.	9,155	29,221
Land Securities Group PLC REIT	5,135	66,995
Liberty Global PLC Class A (b)	1,244	42,184
Liberty Global PLC Series C (b)	2,220	72,594
Liberty Global PLC LiLAC Class C (b)	309	7,200
Lloyds Banking Group PLC	107,617	97,792
Marks & Spencer Group PLC (a)	12,641	59,936
Micro Focus International PLC ADR (b)	683	21,788
National Grid PLC	2,315	28,717
Next PLC	897	63,302
Old Mutual PLC.	18,636	48,556

Pearson PLC	1,483	12,177
Pentair PLC	143	9,718
Prudential PLC	6,031	144,554
Randgold Resources, Ltd.	367	36,018
Reckitt Benckiser Group PLC	993	90,767
RELX NV	6,531	139,054
RELX PLC	3,869	84,974
Rio Tinto PLC	2,668	124,317
Rio Tinto, Ltd. (a)	1,257	65,619
Rolls-Royce Holdings PLC (b)	3,929	46,757
RSA Insurance Group PLC	8,770	73,304
Sage Group PLC	21,128	197,999
Severn Trent PLC	3,105	90,523
Sky PLC	2,494	30,617
Smith & Nephew PLC	5,632	101,857
Smiths Group PLC	4,337	91,761
SSE PLC	2,334	43,746
Standard Chartered PLC (b)	6,071	60,404
Standard Life Aberdeen PLC	20,882	121,451
TechnipFMC PLC (b) (c)	1,286	35,598
TechnipFMC PLC (b) (c)	2,482	69,297
Tesco PLC (b)	14,684	36,870
Tullow Oil PLC (b)	3,334	8,324
Unilever NV	2,492	147,420
Unilever PLC	1,901	110,155
United Utilities Group PLC	5,524	63,329
Vodafone Group PLC	45,308	126,924
Whitbread PLC	4,059	205,087
WPP PLC	4,276	79,456

		5,374,139

UNITED STATES — 51.5%
3M Co.	1,244	261,116
Abbott Laboratories	4,642	247,697
AbbVie, Inc.	1,220	108,409
Accenture PLC Class A	1,244	168,027
Adient PLC.	13	1,092
Adobe Systems, Inc. (b)	2,722	406,068
AdvanSix, Inc. (b)	88	3,498
Aetna, Inc.	1,877	298,462
Aflac, Inc.	2,482	202,010
Agilent Technologies, Inc.	2,482	159,344
AGNC Investment Corp. REIT	1,244	26,970
Alexion Pharmaceuticals, Inc. (b)	944	132,434
Allegion PLC	406	35,107
Allergan PLC	463	94,892
Allstate Corp.	2,482	228,121
Alphabet, Inc. Class A (b)	608	592,022
Alphabet, Inc. Class C (b)	608	583,139
Altria Group, Inc.	2,482	157,408
Amazon.com, Inc. (b)	802	771,003
American Electric Power Co., Inc.	2,482	174,336
American Express Co.	2,482	224,522
American Tower Corp. REIT	1,244	170,030
Amgen, Inc.	2,124	396,020
Anadarko Petroleum Corp.	1,244	60,769
Annaly Capital Management, Inc. REIT	2,482	30,256
Anthem, Inc.	1,244	236,211
Apache Corp. (a)	1,244	56,975

See accompanying notes to financial statements.

SPDR MSCI ACWI IMI ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Apple, Inc.	8,713	$1,342,848
Applied Materials, Inc.	7,689	400,520
Archer-Daniels-Midland Co.	3,726	158,392
AT&T, Inc.	11,045	432,633
Automatic Data Processing, Inc.	1,244	135,994
Baker Hughes a GE Co.	1,884	68,992
Bank of America Corp.	21,134	535,536
Bank of New York Mellon Corp.	3,726	197,553
Baxter International, Inc.	2,429	152,420
Becton Dickinson and Co.	1,244	243,762
Bed Bath & Beyond, Inc. (a)	1,244	29,197
Berkshire Hathaway, Inc. Class B (b)	1,444	264,714
Biogen, Inc. (b)	763	238,911
Bioverativ, Inc. (b)	381	21,744
Boeing Co.	1,244	316,237
Brighthouse Financial, Inc. (b)	367	22,314
Bristol-Myers Squibb Co.	3,726	237,495
C.H. Robinson Worldwide, Inc.	1,244	94,668
California Resources Corp. (a) (b)	81	847
Capital One Financial Corp.	1,244	105,317
Carnival Corp.	1,244	80,325
Caterpillar, Inc.	1,244	155,139
CBS Corp. Class B	2,470	143,260
CDK Global, Inc.	409	25,804
Celgene Corp. (b)	2,489	362,946
CenturyLink, Inc. (a)	2,482	46,910
Charles Schwab Corp.	6,214	271,800
Charter Communications, Inc. Class A (b)	529	192,249
Chemours Co.	422	21,357
Chesapeake Energy Corp. (a) (b)	3,726	16,022
Chevron Corp.	3,122	366,835
Chubb, Ltd.	1,995	284,387
Church & Dwight Co., Inc.	3,755	181,930
Cisco Systems, Inc.	12,415	417,516
Citigroup, Inc.	6,214	452,006
Citrix Systems, Inc. (b)	1,244	95,564
Clorox Co.	1,244	164,096
Coach, Inc.	1,244	50,108
Coca-Cola Co.	4,977	224,015
Cognizant Technology Solutions Corp. Class A	2,489	180,552
Colgate-Palmolive Co.	2,482	180,814
Comcast Corp. Class A	6,410	246,657
CommerceHub, Inc. Series A (b)	46	1,038
CommerceHub, Inc. Series C (b)	105	2,242
Conagra Brands, Inc.	2,482	83,743
ConocoPhillips	2,482	124,224
Corning, Inc.	4,977	148,912
Costco Wholesale Corp.	1,244	204,377
Coty, Inc. Class A	659	10,893
CSX Corp.	4,977	270,052
Cummins, Inc.	1,244	209,029
CVS Health Corp.	2,482	201,836
Danaher Corp.	2,482	212,906
Deere & Co.	1,244	156,234
Dell Technologies, Inc. Class V (b)	555	42,852
Devon Energy Corp.	1,244	45,667
Discover Financial Services	2,482	160,039
Dollar Tree, Inc. (b)	1,675	145,423

DowDuPont, Inc.	6,907	478,172
Duke Energy Corp.	1,351	113,376
DXC Technology Co.	460	39,505
Easterly Government Properties, Inc. REIT	7,000	144,690
Eaton Corp. PLC	2,482	190,593
eBay, Inc. (b)	3,726	143,302
Ecolab, Inc.	1,244	159,991
Edison International	2,482	191,536
Eli Lilly & Co.	2,482	212,310
Emerson Electric Co.	2,482	155,969
EOG Resources, Inc.	2,489	240,786
Equity Residential REIT	1,244	82,017
Estee Lauder Cos., Inc. Class A	1,244	134,153
Exelon Corp.	2,482	93,497
Express Scripts Holding Co. (b)	1,736	109,924
Exxon Mobil Corp.	6,652	545,331
Facebook, Inc. Class A (b)	3,299	563,700
Fastenal Co. (a)	1,244	56,702
FedEx Corp.	1,244	280,621
FirstEnergy Corp.	2,482	76,520
Ford Motor Co.	9,934	118,910
Fortive Corp.	1,241	87,850
Franklin Resources, Inc.	3,726	165,844
Freeport-McMoRan, Inc. (b)	2,482	34,847
General Dynamics Corp.	1,244	255,742
General Electric Co.	17,316	418,701
General Mills, Inc.	1,244	64,389
General Motors Co.	2,482	100,223
Gilead Sciences, Inc.	3,293	266,799
Gladstone Commercial Corp. REIT	4,500	100,215
Goldman Sachs Group, Inc.	1,244	295,064
Halliburton Co.	2,482	114,246
Halyard Health, Inc. (b)	155	6,980
HCP, Inc. REIT	3,726	103,695
Hershey Co.	1,244	135,807
Hess Corp.	1,244	58,331
Hewlett Packard Enterprise Co.	4,977	73,212
Home Depot, Inc.	2,482	405,956
Honeywell International, Inc.	2,482	351,799
HP, Inc.	4,977	99,341
Illinois Tool Works, Inc.	1,877	277,721
Ingersoll-Rand PLC	2,482	221,320
Intel Corp.	9,934	378,287
International Business Machines Corp.	2,004	290,740
Intuit, Inc.	1,244	176,822
Iron Mountain, Inc.	29	1,122
Iron Mountain, Inc. REIT	91	3,540
J.M. Smucker Co.	1,244	130,533
Johnson & Johnson	3,726	484,417
Johnson Controls International PLC	3,290	132,554
JPMorgan Chase & Co.	7,457	712,218
Juniper Networks, Inc.	2,482	69,074
Kellogg Co.	1,244	77,588
Keysight Technologies, Inc. (b)	1,243	51,783
Kimberly-Clark Corp.	1,244	146,394
Kinder Morgan, Inc.	3,586	68,779
Kohl’s Corp.	1,244	56,789
Kraft Heinz Co.	203	15,743
L Brands, Inc. (a)	1,877	78,102

See accompanying notes to financial statements.

SPDR MSCI ACWI IMI ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Lamb Weston Holdings, Inc.	826	$38,731
Las Vegas Sands Corp.	1,244	79,815
Leidos Holdings, Inc.	313	18,536
Liberty Expedia Holdings, Inc. Class A (b)	210	11,153
Liberty Interactive Corp. QVC Group Class A (b)	2,482	58,501
Liberty TripAdvisor Holdings, Inc. Class A (b)	168	2,075
Liberty Ventures Series A (b)	314	18,071
Lockheed Martin Corp.	1,002	310,911
LogMeIn, Inc.	213	23,441
Lowe’s Cos., Inc.	3,726	297,856
LyondellBasell Industries NV Class A	1,244	123,218
Macy’s, Inc. (a)	2,482	54,157
Mallinckrodt PLC (b)	155	5,792
Marathon Oil Corp.	3,726	50,525
Marathon Petroleum Corp.	2,490	139,639
Marsh & McLennan Cos., Inc.	2,482	208,016
Mastercard, Inc. Class A	800	112,960
Mattel, Inc. (a)	4,977	77,044
McCormick & Co., Inc.	2,670	274,049
McDonald’s Corp.	1,244	194,910
McKesson Corp.	944	145,008
Medtronic PLC	5,150	400,515
Merck & Co., Inc.	4,977	318,677
MetLife, Inc.	3,726	193,566
Microsoft Corp.	13,664	1,017,831
Mondelez International, Inc. Class A	1,244	50,581
Monsanto Co.	1,244	149,056
Morgan Stanley	3,726	179,481
Mosaic Co.	1,244	26,858
National Oilwell Varco, Inc.	1,244	44,448
NetApp, Inc.	1,244	54,437
Newmont Mining Corp.	1,244	46,662
News Corp. Class A	756	10,025
NexPoint Residential Trust, Inc. REIT	5,000	118,650
NextEra Energy, Inc.	1,244	182,308
NIKE, Inc. Class B	4,158	215,592
Noble Corp. PLC (a) (b)	2,482	11,417
Noble Energy, Inc.	2,482	70,390
Norfolk Southern Corp.	1,244	164,507
Northrop Grumman Corp.	1,133	325,987
NOW, Inc. (b)	310	4,281
NVIDIA Corp.	800	143,016
O’Reilly Automotive, Inc. (b)	717	154,420
Occidental Petroleum Corp.	2,482	159,369
Oracle Corp.	8,689	420,113
Outfront Media, Inc. REIT	3	76
Parker-Hannifin Corp.	1,244	217,725
PayPal Holdings, Inc. (b)	3,726	238,576
PepsiCo, Inc.	2,482	276,569
Perrigo Co. PLC (a)	21	1,778
Pfizer, Inc.	12,269	438,003
PG&E Corp.	1,244	84,704
Philip Morris International, Inc.	2,482	275,527
Phillips 66	608	55,699
Pioneer Natural Resources Co.	1,244	183,540
PNC Financial Services Group, Inc.	1,244	167,654
PPL Corp.	3,726	141,402

Praxair, Inc.	1,244	173,837
Priceline Group, Inc. (b)	92	168,435
Procter & Gamble Co.	2,714	246,920
Prologis, Inc. REIT	3,726	236,452
Prudential Financial, Inc.	2,482	263,886
Public Service Enterprise Group, Inc.	2,482	114,792
Public Storage REIT	1,042	222,978
QUALCOMM, Inc.	3,726	193,156
Quality Care Properties, Inc. REIT (b)	744	11,532
Range Resources Corp. (a)	1,244	24,345
Raytheon Co.	1,244	232,106
Retail Opportunity Investments Corp. REIT	10,219	194,263
Ross Stores, Inc.	2,490	160,779
salesforce.com, Inc. (b)	2,566	239,716
Schlumberger, Ltd.	3,654	254,903
Seagate Technology PLC (a)	1,244	41,263
Shire PLC	717	36,439
Shire PLC ADR	92	14,089
Simon Property Group, Inc. REIT	1,244	200,296
Southern Co.	1,244	61,130
Southwestern Energy Co. (b)	1,244	7,601
Starbucks Corp.	4,962	266,509
State Street Corp. (h)	1,244	118,852
Synchrony Financial	1,387	43,066
Sysco Corp.	2,482	133,904
Target Corp.	1,244	73,408
Tesla, Inc. (b)	100	34,110
Texas Instruments, Inc.	3,726	333,999
Thermo Fisher Scientific, Inc.	1,879	355,507
Time Warner, Inc.	2,004	205,310
Time, Inc.	310	4,185
TJX Cos., Inc.	2,482	182,998
Transocean, Ltd. (b)	885	9,494
Travelers Cos., Inc.	1,244	152,415
Twenty-First Century Fox, Inc. Class A	6,214	163,925
Tyson Foods, Inc. Class A	3,970	279,686
UMH Properties, Inc. REIT	7,100	110,405
Union Pacific Corp.	2,489	288,649
United Financial Bancorp, Inc.	10,408	190,362
United Parcel Service, Inc. Class B	1,244	149,392
United Technologies Corp.	1,244	144,404
UnitedHealth Group, Inc.	2,482	486,100
US Bancorp	3,726	199,676
Valero Energy Corp.	2,482	190,940
Vector Group, Ltd. (a)	8,194	167,735
Verizon Communications, Inc.	4,208	208,254
Viacom, Inc. Class B	1,244	34,633
Visa, Inc. Class A (a)	4,986	524,727
Wal-Mart Stores, Inc.	2,482	193,943
Walgreens Boots Alliance, Inc.	2,482	191,660
Walt Disney Co.	3,726	367,272
Washington Prime Group, Inc. REIT (a)	619	5,156
Waste Management, Inc.	2,482	194,266
Weatherford International PLC (a) (b)	6,214	28,460
Wells Fargo & Co.	9,934	547,860
Western Digital Corp.	1,541	133,142
Williams Cos., Inc.	3,726	111,817
Yum China Holdings, Inc. (b)	1,244	49,723
Yum! Brands, Inc.	1,244	91,571

See accompanying notes to financial statements.

SPDR MSCI ACWI IMI ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Zoetis, Inc.	143	$9,118

		46,513,362

TOTAL COMMON STOCKS (Cost $80,811,035)		90,054,973

RIGHTS — 0.0% (d)
SOUTH KOREA — 0.0% (d)
Able C&C Co., Ltd. (expiring 11/9/17) (b) (g) (Cost $0)	1,624	3,545

SHORT-TERM INVESTMENTS — 1.2%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (i) (j)	55,517	55,517
State Street Navigator Securities Lending Government Money Market Portfolio (i) (k)	985,141	985,141

TOTAL SHORT-TERM INVESTMENTS (Cost $1,040,658)		1,040,658

TOTAL INVESTMENTS — 100.9% (Cost $81,851,693)		91,099,176
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.9)%		(777,842)

NET ASSETS — 100.0%		$90,321,334

(a)	All or a portion of the shares of the security are on loan at September 30, 2017.
(b)	Non-income producing security.
(c)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(d)	Amount is less than 0.05% of net assets.
(e)	Security purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. This security, which represents 0.1% of net assets as of September 30, 2017, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2017, total aggregate fair value of the security is $802, representing less than 0.05% of the Fund’s net assets.
(g)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of September 30, 2017, total aggregate fair value of securities is $32,906, representing less than 0.05% of the Fund’s net assets.
(h)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(i)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(j)	The rate shown is the annualized seven-day yield at September 30, 2017.
(k)	Investment of cash collateral for securities loaned.

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

NVDR = Non Voting Depositary Receipt

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$2,166,105	$—	$—	$2,166,105
Austria	98,303	—	—	98,303
Belgium	308,252	—	—	308,252
Brazil	633,890	—	—	633,890
Canada	2,890,196	—	—	2,890,196
Chile	33,541	—	—	33,541
China	2,799,414	—	—	2,799,414
Colombia	11,905	—	—	11,905
Denmark	644,097	—	—	644,097
Finland	362,681	—	—	362,681
France	2,928,611	—	—	2,928,611
Germany	2,836,300	—	—	2,836,300
Hong Kong	1,248,821	—	—	1,248,821
Hungary	80,900	—	—	80,900
India	793,456	—	—	793,456

See accompanying notes to financial statements.

SPDR MSCI ACWI IMI ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Indonesia	$414,916	$—	$—	$414,916
Ireland	284,970	—	—	284,970
Israel	284,285	—	—	284,285
Italy	661,873	—	802	662,675
Japan	7,228,850	—	—	7,228,850
Luxembourg	35,374	—	—	35,374
Malaysia	81,819	—	—	81,819
Mexico	384,105	—	—	384,105
Netherlands	1,396,299	—	—	1,396,299
Norway	304,082	—	—	304,082
Peru	4,144	—	—	4,144
Philippines	28,632	—	—	28,632
Poland	34,295	—	—	34,295
Russia	330,764	—	—	330,764
Singapore	531,428	—	—	531,428
South Africa	585,665	—	—	585,665
South Korea	1,656,427	—	—	1,656,427
Spain	921,827	—	—	921,827
Sweden	985,087	—	—	985,087
Switzerland	2,622,170	—	—	2,622,170
Taiwan	1,265,043	—	—	1,265,043
Thailand	122,710	29,361	—	152,071
Turkey	136,072	—	—	136,072
United Kingdom	5,374,139	—	—	5,374,139
United States	46,513,362	—	—	46,513,362
Rights
South Korea	—	3,545	—	3,545
Short-Term Investments	1,040,658	—	—	1,040,658

TOTAL INVESTMENTS	$91,065,468	$32,906	$802	$91,099,176

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Corp	1,037	$72,206	$32,003	$17,989	$5,382	$27,250	1,244	$118,852	$2,022
State Street Institutional Liquid Reserves Fund, Premier Class	268,592	268,592	8,422	277,014	—	—	—	—	10
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	1,625,217	1,569,700	—	—	55,517	55,517	1,120
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	4,701,273	4,701,273	—	—	—	—	1,041
State Street Navigator Securities Lending Government Money Market Portfolio*	2,141,243	2,141,243	10,953,410	12,109,512	—	—	985,141	985,141	16,678

TOTAL		$2,482,041	$17,320,325	$18,675,488	$5,382	$27,250		$1,159,510	$20,871

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

SPDR MSCI ACWI Low Carbon Target ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.5%
ARGENTINA — 0.0% (a)
MercadoLibre, Inc.	132	$34,179

AUSTRALIA — 2.2%
Amcor, Ltd.	2,314	27,616
AMP, Ltd.	12,549	47,559
APA Group	22,822	149,526
Aristocrat Leisure, Ltd.	1,461	24,074
Aurizon Holdings, Ltd.	2,081	8,001
Australia & New Zealand Banking Group, Ltd.	10,407	241,709
Brambles, Ltd.	9,258	65,379
Caltex Australia, Ltd.	7,873	198,299
Challenger, Ltd.	1,826	17,838
Coca-Cola Amatil, Ltd.	2,727	16,540
Cochlear, Ltd.	136	16,990
Commonwealth Bank of Australia	5,989	353,620
Computershare, Ltd.	1,241	14,090
Crown Resorts, Ltd.	1,018	9,034
CSL, Ltd.	1,321	138,853
Dexus REIT	3,575	26,649
Domino’s Pizza Enterprises, Ltd. (b)	250	8,988
Flight Centre Travel Group, Ltd.	392	13,844
Fortescue Metals Group, Ltd.	25,419	102,517
Goodman Group REIT	8,221	53,153
GPT Group REIT	5,886	22,907
Harvey Norman Holdings, Ltd. (b)	2,601	7,919
Insurance Australia Group, Ltd.	5,092	25,451
LendLease Group	2,334	32,818
Macquarie Group, Ltd.	1,430	102,017
Medibank Pvt, Ltd.	328	752
Mirvac Group REIT	13,939	25,046
National Australia Bank, Ltd.	9,565	236,413
Newcrest Mining, Ltd.	2,536	41,827
QBE Insurance Group, Ltd.	5,010	39,350
Ramsay Health Care, Ltd.	452	22,088
Scentre Group REIT	25,230	77,801
SEEK, Ltd.	1,309	17,060
Sonic Healthcare, Ltd.	1,055	17,309
Stockland REIT	10,895	36,760
Suncorp Group, Ltd.	5,771	59,093
Sydney Airport	12,894	71,934
Tabcorp Holdings, Ltd.	5,993	20,079
Tatts Group, Ltd.	7,378	23,041
Telstra Corp., Ltd.	20,544	56,258
TPG Telecom, Ltd. (b)	5,636	21,537
Transurban Group Stapled Security	16,346	152,372
Treasury Wine Estates, Ltd.	3,569	38,338
Vicinity Centres REIT	16,945	35,367
Wesfarmers, Ltd.	3,601	116,779
Westfield Corp. REIT	8,119	49,945
Westpac Banking Corp.	12,098	303,007
Woolworths, Ltd.	1,810	35,804

		3,223,351

AUSTRIA — 0.1%
ANDRITZ AG	170	9,829
Erste Group Bank AG (c)	1,383	59,750

Raiffeisen Bank International AG (c)	1,020	34,192

		103,771

BELGIUM — 0.4%
Ageas	1,441	67,733
Anheuser-Busch InBev SA	2,876	344,421
Colruyt SA	272	13,935
KBC Group NV	734	62,217
Proximus SADP	442	15,234
UCB SA	340	24,209
Umicore SA	267	22,092

		549,841

BERMUDA — 0.0% (a)
Marvell Technology Group, Ltd.	1,918	34,332

BRAZIL — 0.9%
Ambev SA	21,590	143,608
B3 SA - Brasil Bolsa Balcao	5,044	38,191
Banco Bradesco SA	1,210	12,777
Banco Bradesco SA Preference Shares	11,953	132,448
Banco do Brasil SA	3,363	37,105
Banco Santander Brasil SA	900	7,864
BB Seguridade Participacoes SA	1,287	11,649
CCR SA	7,852	43,962
Cielo SA	5,722	39,761
Cosan SA Industria e Comercio	10,971	125,555
CPFL Energia SA	3,800	32,700
Embraer SA	3,087	17,459
Itau Unibanco Holding SA Preference Shares	10,182	139,541
Klabin SA	1,313	7,617
Kroton Educacional SA	3,852	24,416
Localiza Rent a Car SA	1,900	34,665
Raia Drogasil SA	500	11,855
Telefonica Brasil SA Preference Shares	2,184	34,847
Tim Participacoes SA	1,607	5,868
Ultrapar Participacoes SA	10,960	260,942
Vale SA	12,672	127,676

		1,290,506

CANADA — 3.6%
Agnico Eagle Mines, Ltd.	1,815	81,836
Alimentation Couche-Tard, Inc. Class B	1,423	64,741
AltaGas, Ltd.	3,310	76,064
Bank of Montreal	1,287	97,175
Bank of Nova Scotia	3,671	235,409
Barrick Gold Corp.	2,168	34,809
BCE, Inc.	573	26,784
BlackBerry, Ltd. (c)	1,037	11,567
Bombardier, Inc. Class B (c)	3,362	6,075
Brookfield Asset Management, Inc. Class A	2,527	104,099
CAE, Inc.	784	13,685
Cameco Corp.	8,112	78,159
Canadian Imperial Bank of Commerce	533	46,526
Canadian National Railway Co.	1,916	158,378
Canadian Pacific Railway, Ltd.	127	21,282
Canadian Tire Corp., Ltd. Class A	60	7,452
CCL Industries, Inc. Class B	925	44,658
CGI Group, Inc. Class A (c)	524	27,108

See accompanying notes to financial statements.

SPDR MSCI ACWI Low Carbon Target ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Constellation Software, Inc.	55	$29,937
Enbridge, Inc. (d)	7,543	314,349
Enbridge, Inc. (d)	4,681	195,853
Fairfax Financial Holdings, Ltd.	32	16,614
Finning International, Inc.	916	20,896
First Quantum Minerals, Ltd.	6,698	75,032
Franco-Nevada Corp.	1,423	109,981
George Weston, Ltd.	500	43,437
Goldcorp, Inc.	4,110	53,238
Great-West Lifeco, Inc.	524	15,046
Hydro One, Ltd. (e)	11,567	210,132
Inter Pipeline, Ltd.	19,844	410,161
Keyera Corp.	4,494	137,050
Loblaw Cos., Ltd.	825	44,923
Magna International, Inc.	182	9,690
Manulife Financial Corp.	7,008	141,824
Open Text Corp.	520	16,739
Pembina Pipeline Corp. (b)	13,612	476,499
Power Corp. of Canada	1,048	26,572
PrairieSky Royalty, Ltd.	13,987	357,098
Restaurant Brands International, Inc.	760	48,445
Rogers Communications, Inc. Class B (b)	1,163	59,831
Royal Bank of Canada	4,572	352,921
Shaw Communications, Inc. Class B	108	2,480
Shopify, Inc. Class A (c)	200	23,207
SNC-Lavalin Group, Inc.	798	35,981
Sun Life Financial, Inc.	1,687	67,027
Toronto-Dominion Bank	5,617	315,511
TransCanada Corp.	4,542	223,968
Veresen, Inc.	11,578	173,302
Wheaton Precious Metals Corp.	5,812	110,603
Yamana Gold, Inc.	2,638	6,961

		5,261,115

CHILE — 0.3%
Aguas Andinas SA Class A	177,617	113,171
Antofagasta PLC	14,157	180,250
Cencosud SA	23,669	72,459
SACI Falabella	3,062	29,904
Sociedad Quimica y Minera de Chile SA
Class B, Preference Shares	936	52,003

		447,787

CHINA — 3.3%
58.com, Inc. ADR (c)	300	18,942
AAC Technologies Holdings, Inc.	2,500	41,994
Agricultural Bank of China, Ltd. Class H	150,000	67,215
Alibaba Group Holding, Ltd. ADR (b) (c)	3,785	653,707
ANTA Sports Products, Ltd.	3,000	12,617
Baidu, Inc. ADR (c)	913	226,141
Bank of China, Ltd. Class H	341,000	168,083
Bank of Communications Co., Ltd. Class H	77,000	56,192
Beijing Capital International Airport Co., Ltd. Class H	22,000	32,786
Beijing Enterprises Water Group, Ltd. (c)	100,000	80,531
Brilliance China Automotive Holdings, Ltd.	12,000	31,956
CGN Power Co., Ltd. Class H (e)	487,200	134,732

China Cinda Asset Management Co., Ltd. Class H	54,000	19,911
China CITIC Bank Corp., Ltd. Class H	68,000	43,182
China Conch Venture Holdings, Ltd.	7,500	14,595
China Construction Bank Corp. Class H	322,000	267,141
China Everbright Bank Co., Ltd. Class H	17,000	7,857
China Evergrande Group (b) (c)	12,700	44,308
China Galaxy Securities Co., Ltd. Class H	14,500	12,717
China Life Insurance Co., Ltd. Class H	34,000	101,207
China Merchants Bank Co., Ltd. Class H	15,000	52,716
China Merchants Port Holdings Co., Ltd.	24,953	76,993
China Minsheng Banking Corp., Ltd. Class H (b)	40,000	36,668
China Mobile, Ltd.	19,500	197,604
China Oilfield Services, Ltd. Class H	34,000	31,124
China Overseas Land & Investment, Ltd.	20,000	65,039
China Pacific Insurance Group Co., Ltd. Class H	6,800	29,296
China Resources Gas Group, Ltd.	4,000	13,930
China Resources Land, Ltd.	8,000	24,479
China Taiping Insurance Holdings Co., Ltd.	6,000	16,055
China Telecom Corp., Ltd. Class H	68,000	34,824
China Unicom Hong Kong, Ltd. (c)	22,000	30,589
China Vanke Co., Ltd. Class H	6,696	22,032
Chongqing Changan Automobile Co., Ltd. Class B	2,400	3,174
CITIC Securities Co., Ltd. Class H	8,500	18,696
COSCO SHIPPING Ports, Ltd.	12,800	14,241
Country Garden Holdings Co., Ltd.	17,000	27,032
Ctrip.com International, Ltd. ADR (c)	1,163	61,337
Geely Automobile Holdings, Ltd.	25,000	70,416
GF Securities Co., Ltd. Class H	6,000	13,044
Great Wall Motor Co., Ltd. Class H (b)	25,500	31,342
Guangdong Investment, Ltd.	58,000	82,722
Guangzhou Automobile Group Co., Ltd. Class H	12,000	27,777
Haitian International Holdings, Ltd.	4,000	11,497
Haitong Securities Co., Ltd. Class H	13,200	21,328
Huaneng Renewables Corp., Ltd. Class H	188,000	62,099
Huatai Securities Co., Ltd. Class H (e)	6,500	14,397
Industrial & Commercial Bank of China, Ltd. Class H	266,000	197,524
JD.com, Inc. ADR (c)	2,405	91,871
Jiangsu Expressway Co., Ltd. Class H	24,000	36,750
Lenovo Group, Ltd.	34,000	18,761
NetEase, Inc. ADR	271	71,492
New Oriental Education & Technology Group, Inc. ADR	405	35,745
PICC Property & Casualty Co., Ltd. Class H	12,000	21,171
Ping An Insurance Group Co. of China, Ltd. Class H	17,000	130,481
Shanghai Electric Group Co., Ltd. Class H (b) (c)	44,000	19,379
Shanghai Industrial Holdings, Ltd.	8,000	24,223
SINA Corp. (c)	164	18,803
Sunny Optical Technology Group Co., Ltd.	2,000	31,803

See accompanying notes to financial statements.

SPDR MSCI ACWI Low Carbon Target ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

TAL Education Group ADR	1,026	$34,586
Tencent Holdings, Ltd.	19,484	838,660
Vipshop Holdings, Ltd. ADR (c)	1,407	12,368
Want Want China Holdings, Ltd.	17,000	11,949
Weibo Corp. ADR (b) (c)	16	1,583
Yangzijiang Shipbuilding Holdings, Ltd.	34,000	35,804
Zhejiang Expressway Co., Ltd. Class H	24,000	29,836
Zhuzhou CRRC Times Electric Co., Ltd. Class H	2,000	11,203

		4,800,257

COLOMBIA — 0.2%
Bancolombia SA Preference Shares	4,455	51,244
Grupo Aval Acciones y Valores SA Preference Shares	34,988	15,845
Grupo de Inversiones Suramericana SA	3,539	49,264
Grupo de Inversiones Suramericana SA Preference Shares	696	9,523
Interconexion Electrica SA ESP	26,273	122,386

		248,262

CZECH REPUBLIC — 0.0% (a)
Komercni banka A/S	477	20,828

DENMARK — 0.6%
Carlsberg A/S Class B	9	985
Chr Hansen Holding A/S	1,094	93,849
Coloplast A/S Class B	374	30,360
Danske Bank A/S	2,349	93,963
Genmab A/S (c)	153	33,785
ISS A/S	513	20,635
Novo Nordisk A/S Class B	6,352	303,735
Novozymes A/S Class B	1,759	90,286
Pandora A/S	425	41,961
TDC A/S	3,362	19,703
Vestas Wind Systems A/S	1,102	98,912

		828,174

FINLAND — 0.4%
Kone Oyj Class B	2,253	119,325
Metso Oyj	561	20,586
Neste Oyj	1,751	76,488
Nokia Oyj (d)	21,883	131,420
Nokia Oyj (d)	2,449	14,655
Nokian Renkaat Oyj	493	21,932
Sampo Oyj Class A	1,689	89,294
Wartsila Oyj Abp	723	51,198

		524,898

FRANCE — 3.6%
Aeroports de Paris	579	93,639
Airbus SE	2,401	228,241
Alstom SA	642	27,274
Atos SE	332	51,514
AXA SA	9,199	278,293
BNP Paribas SA	4,343	350,415
Bollore SA	10,605	53,020
Bureau Veritas SA	867	22,380
Capgemini SE	527	61,779
CNP Assurances	2,890	67,750
Credit Agricole SA	7,939	144,349

Danone SA	2,465	193,410
Dassault Aviation SA	17	27,502
Dassault Systemes SE	292	29,546
Edenred	1,821	49,514
Essilor International SA	744	92,134
Eutelsat Communications SA	1,018	30,159
Fonciere Des Regions	419	43,536
Gecina SA REIT	194	31,466
Groupe Eurotunnel SE	3,096	37,333
Hermes International	125	63,033
ICADE REIT	196	17,487
Iliad SA	68	18,076
Ingenico Group SA	194	18,394
Kering	293	116,749
Klepierre SA REIT	1,431	56,182
L’Oreal SA	1,215	258,403
Lagardere SCA	340	11,385
Legrand SA	1,385	100,009
LVMH Moet Hennessy Louis Vuitton SE	1,080	298,063
Natixis SA	5,902	47,237
Orange SA	8,254	135,244
Pernod Ricard SA	970	134,225
Peugeot SA	2,778	66,176
Publicis Groupe SA	734	51,274
Remy Cointreau SA	157	18,598
Renault SA	1,182	116,135
Rexel SA	2,366	40,949
Safran SA	1,343	137,240
Sanofi	4,287	425,770
Schneider Electric SE (c)	3,190	277,675
SCOR SE	776	32,544
Societe BIC SA	102	12,227
Societe Generale SA	3,345	195,884
Sodexo SA	502	62,610
Thales SA	437	49,482
Unibail-Rodamco SE REIT	463	112,619
Valeo SA	673	49,949
Vinci SA	2,069	196,656
Vivendi SA	5,191	131,450
Zodiac Aerospace	1,112	32,162

		5,197,141

GERMANY — 3.1%
adidas AG	708	160,201
Allianz SE	1,965	441,258
BASF SE	1,131	120,390
Bayer AG	2,484	338,588
Bayerische Motoren Werke AG	1,636	166,002
Bayerische Motoren Werke AG Preference Shares	885	78,866
Beiersdorf AG	337	36,266
Brenntag AG	1,132	63,052
Commerzbank AG (c)	4,227	57,517
Continental AG	272	69,055
Daimler AG	4,601	366,990
Deutsche Bank AG	9,178	158,739
Deutsche Boerse AG	607	65,811
Deutsche Post AG	1,423	63,363
Deutsche Telekom AG	10,780	201,166

See accompanying notes to financial statements.

SPDR MSCI ACWI Low Carbon Target ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Deutsche Wohnen SE	1,265	$53,718
Fraport AG Frankfurt Airport Services Worldwide	476	45,209
Fresenius Medical Care AG & Co. KGaA	838	81,999
Fresenius SE & Co. KGaA	1,467	118,365
Fuchs Petrolub SE Preference Shares	747	44,235
GEA Group AG	595	27,074
Hannover Rueck SE	219	26,395
Henkel AG & Co. KGaA	474	57,689
Henkel AG & Co. KGaA Preference Shares	547	74,463
HUGO BOSS AG	279	24,602
Infineon Technologies AG	3,506	88,160
Merck KGaA	510	56,747
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	886	189,480
ProSiebenSat.1 Media SE	645	21,987
SAP SE	3,694	404,781
Siemens AG	3,269	460,661
Symrise AG	1,418	107,740
Telefonica Deutschland Holding AG	5,054	28,368
Volkswagen AG Preference Shares	733	119,584
Vonovia SE	2,038	86,736
Zalando SE (c) (e)	319	15,990

		4,521,247

GREECE — 0.0% (a)
Alpha Bank AE (c)	2,943	5,810
Eurobank Ergasias SA (c)	259	229
JUMBO SA	536	8,865
National Bank of Greece SA (c)	238	81
OPAP SA	1,717	18,167
Piraeus Bank SA (c)	2	7

		33,159

HONG KONG — 1.1%
AIA Group, Ltd.	38,000	280,231
BOC Hong Kong Holdings, Ltd.	8,500	41,299
CK Asset Holdings, Ltd.	9,459	78,293
CK Hutchison Holdings, Ltd.	3,500	44,743
Galaxy Entertainment Group, Ltd.	5,000	35,208
Hanergy Thin Film Power Group, Ltd. (c) (f)	24,000	—
Hang Lung Properties, Ltd.	11,000	26,110
Henderson Land Development Co., Ltd.	3,630	24,051
Hong Kong & China Gas Co., Ltd.	163,020	306,392
Hong Kong Exchanges & Clearing, Ltd.	2,374	63,828
Hongkong Land Holdings, Ltd.	6,800	48,960
I-CABLE Communications, Ltd. (c)	4,190	137
Jardine Matheson Holdings, Ltd.	800	50,688
Kerry Properties, Ltd.	7,000	28,992
Li & Fung, Ltd.	34,000	17,064
Link REIT	7,000	56,730
Melco Resorts & Entertainment, Ltd. ADR	709	17,101
MTR Corp., Ltd.	7,880	46,005
Power Assets Holdings, Ltd.	24,500	212,199
Sands China, Ltd.	11,200	58,289
Sino Land Co., Ltd.	6,058	10,641
Sun Hung Kai Properties, Ltd.	6,000	97,482

Swire Properties, Ltd.	6,800	23,071
Wharf Holdings, Ltd.	5,000	44,554
Wheelock & Co., Ltd.	4,000	28,141

		1,640,209

INDIA — 0.9%
Adani Ports & Special Economic Zone, Ltd.	8,782	50,652
Asian Paints, Ltd.	5,797	100,436
Axis Bank, Ltd.	4,683	36,503
Bajaj Auto, Ltd.	578	27,514
Bharat Petroleum Corp., Ltd.	15,264	110,133
Bharti Airtel, Ltd.	4,501	26,836
Bharti Infratel, Ltd.	3,012	18,371
Eicher Motors, Ltd.	52	24,848
HCL Technologies, Ltd.	1,915	25,647
Hindustan Petroleum Corp., Ltd.	10,153	66,339
Hindustan Unilever, Ltd.	1,669	29,994
Housing Development Finance Corp., Ltd.	4,356	116,179
ICICI Bank, Ltd. ADR	4,895	41,901
Indian Oil Corp., Ltd.	12,966	79,499
Infosys, Ltd. ADR (b)	8,224	119,988
ITC, Ltd.	17,927	70,890
Larsen & Toubro, Ltd. GDR	1,998	35,265
Lupin, Ltd.	329	5,107
Mahindra & Mahindra, Ltd. GDR	1,119	21,597
Maruti Suzuki India, Ltd.	421	51,421
Power Finance Corp., Ltd.	4,887	9,120
Reliance Industries, Ltd.	3,246	38,806
Rural Electrification Corp., Ltd.	8,180	19,148
State Bank of India GDR	620	23,808
Sun Pharmaceutical Industries, Ltd.	2,792	21,511
Tata Consultancy Services, Ltd.	1,849	68,954
Tata Motors, Ltd. (c)	2,808	17,260
Tata Motors, Ltd. Class A (c)	10,536	35,857
Wipro, Ltd. ADR (b)	3,204	18,199

		1,311,783

INDONESIA — 0.3%
Astra International Tbk PT	91,800	53,844
Bank Central Asia Tbk PT	13,700	20,648
Bank Mandiri Persero Tbk PT	68,000	33,952
Bank Rakyat Indonesia Persero Tbk PT	34,000	38,559
Charoen Pokphand Indonesia Tbk PT	25,500	5,187
Gudang Garam Tbk PT	4,700	22,961
Hanjaya Mandala Sampoerna Tbk PT	81,700	23,414
Indofood CBP Sukses Makmur Tbk PT	15,600	10,105
Jasa Marga Persero Tbk PT	101,750	42,305
Perusahaan Gas Negara Persero Tbk	252,300	29,503
Telekomunikasi Indonesia Persero Tbk PT	248,900	86,484
Unilever Indonesia Tbk PT	8,500	30,907

		397,869

IRELAND — 0.1%
Bank of Ireland Group PLC (c)	2,426	19,875
Experian PLC	4,417	88,832
Kerry Group PLC Class A	169	16,241
Paddy Power Betfair PLC	286	28,543
XL Group, Ltd.	1,187	46,827

		200,318

See accompanying notes to financial statements.

SPDR MSCI ACWI Low Carbon Target ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

ISRAEL — 0.1%
Bank Leumi Le-Israel BM	2,181	$11,576
Bezeq The Israeli Telecommunication Corp., Ltd.	5,345	7,642
Check Point Software Technologies, Ltd. (c)	528	60,203
Elbit Systems, Ltd.	88	12,936
Frutarom Industries, Ltd.	654	50,338
Teva Pharmaceutical Industries, Ltd.	3,531	61,732

		204,427

ITALY — 0.7%
Assicurazioni Generali SpA	4,887	91,052
Atlantia SpA	3,522	111,213
Ferrari NV	395	43,662
Intesa Sanpaolo SpA	53,695	189,927
Leonardo SpA	1,722	32,267
Luxottica Group SpA	428	23,928
Mediobanca SpA	2,469	26,503
Snam SpA	67,120	323,427
Telecom Italia SpA/Milano Savings Shares	88,045	66,199
Terna Rete Elettrica Nazionale SpA	2,605	15,219
UniCredit SpA (c)	7,276	155,002
UnipolSai Assicurazioni SpA	1,537	3,590

		1,081,989

JAPAN — 7.7%
Aisin Seiki Co., Ltd.	300	15,804
Alfresa Holdings Corp.	600	10,975
Alps Electric Co., Ltd.	500	13,188
Amada Holdings Co., Ltd.	1,700	18,651
Asahi Group Holdings, Ltd.	1,700	68,806
Asics Corp.	400	5,956
Astellas Pharma, Inc.	8,200	104,280
Bandai Namco Holdings, Inc.	400	13,717
Bank of Kyoto, Ltd.	200	10,163
Bridgestone Corp.	800	36,288
Brother Industries, Ltd.	500	11,629
Canon, Inc.	4,800	163,959
Casio Computer Co., Ltd.	1,100	15,479
Central Japan Railway Co.	900	157,749
Chiba Bank, Ltd. (b)	3,000	21,454
Chugai Pharmaceutical Co., Ltd.	600	24,892
Concordia Financial Group, Ltd.	5,600	27,665
Credit Saison Co., Ltd.	500	10,372
Dai-ichi Life Holdings, Inc.	4,900	87,888
Daiichi Sankyo Co., Ltd.	1,700	38,330
Daikin Industries, Ltd.	800	80,984
Daito Trust Construction Co., Ltd.	200	36,423
Daiwa House Industry Co., Ltd.	2,000	69,027
Daiwa Securities Group, Inc.	11,000	62,278
DeNA Co., Ltd.	200	4,481
Denso Corp.	2,000	101,150
Dentsu, Inc.	1,200	52,663
East Japan Railway Co.	1,500	138,387
Eisai Co., Ltd.	1,100	56,444
FANUC Corp.	800	161,969
Fast Retailing Co., Ltd.	200	58,970
FUJIFILM Holdings Corp.	600	23,277

Fujitsu, Ltd.	5,000	37,130
Fukuoka Financial Group, Inc.	3,000	13,859
Hachijuni Bank, Ltd.	3,100	19,360
Hankyu Hanshin Holdings, Inc.	1,000	37,934
Hino Motors, Ltd.	1,700	20,781
Hirose Electric Co., Ltd.	100	14,072
Hiroshima Bank, Ltd.	1,000	8,093
Hitachi Chemical Co., Ltd.	400	10,963
Hitachi Construction Machinery Co., Ltd.	400	11,851
Hitachi, Ltd.	10,000	70,439
Honda Motor Co., Ltd.	5,600	165,764
Hoshizaki Corp.	200	17,572
Hoya Corp.	1,400	75,556
IHI Corp.	500	17,368
Iida Group Holdings Co., Ltd.	1,600	28,513
Isetan Mitsukoshi Holdings, Ltd. (b)	1,900	19,833
Isuzu Motors, Ltd.	3,100	41,062
ITOCHU Corp.	9,800	160,453
Japan Airport Terminal Co., Ltd. (b)	300	10,687
Japan Exchange Group, Inc.	1,600	28,300
Japan Post Bank Co., Ltd. (b)	3,700	45,689
Japan Post Holdings Co., Ltd. (b)	4,532	53,507
Japan Real Estate Investment Corp. REIT	3	14,418
Japan Retail Fund Investment Corp. REIT	4	7,175
Japan Tobacco, Inc.	5,300	173,645
Kajima Corp.	4,000	39,728
Kamigumi Co., Ltd.	2,000	46,284
Kansai Paint Co., Ltd. (b)	2,800	70,445
Kao Corp.	1,700	99,978
KDDI Corp.	7,500	197,686
Keikyu Corp.	1,000	20,264
Keio Corp.	400	16,488
Keisei Electric Railway Co., Ltd.	1,000	27,673
Keyence Corp.	300	159,241
Kikkoman Corp.	1,000	30,738
Kirin Holdings Co., Ltd.	1,700	39,991
Koito Manufacturing Co., Ltd.	600	37,632
Komatsu, Ltd.	5,000	142,185
Konami Holdings Corp.	300	14,418
Kubota Corp.	4,500	81,773
Kyocera Corp.	1,300	80,634
Lawson, Inc. (b)	400	26,474
Lion Corp.	1,000	18,247
M3, Inc.	500	14,236
Mabuchi Motor Co., Ltd.	200	10,003
Makita Corp.	800	32,230
Marubeni Corp.	18,600	126,985
Marui Group Co., Ltd. (b)	500	7,156
Maruichi Steel Tube, Ltd.	3,100	90,192
Mazda Motor Corp.	1,700	26,052
Mebuki Financial Group, Inc.	6,200	23,959
Medipal Holdings Corp.	1,300	22,567
MEIJI Holdings Co., Ltd.	300	23,773
MISUMI Group, Inc.	1,200	31,587
Mitsubishi Corp.	3,600	83,648
Mitsubishi Electric Corp.	7,400	115,571
Mitsubishi Estate Co., Ltd.	5,000	86,905
Mitsubishi Heavy Industries, Ltd.	1,700	67,191
Mitsubishi Motors Corp.	1,700	13,441

See accompanying notes to financial statements.

SPDR MSCI ACWI Low Carbon Target ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Mitsubishi Tanabe Pharma Corp.	500	$11,460
Mitsubishi UFJ Financial Group, Inc.	49,400	320,673
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,600	19,061
Mitsui & Co., Ltd.	8,800	130,008
Mitsui Fudosan Co., Ltd.	3,800	82,370
Mizuho Financial Group, Inc.	101,800	178,251
MS&AD Insurance Group Holdings, Inc.	2,800	90,120
Murata Manufacturing Co., Ltd.	700	102,856
Nabtesco Corp.	400	14,854
Nagoya Railroad Co., Ltd.	400	8,610
NEC Corp.	600	16,257
Nexon Co., Ltd. (c)	600	15,650
NGK Spark Plug Co., Ltd.	600	12,766
Nidec Corp.	1,100	135,051
Nintendo Co., Ltd.	400	147,684
Nippon Building Fund, Inc. REIT	3	14,951
Nippon Paint Holdings Co., Ltd.	1,600	54,369
Nippon Telegraph & Telephone Corp.	2,600	119,115
Nissan Chemical Industries, Ltd.	1,100	38,698
Nissan Motor Co., Ltd. (b)	10,200	100,990
Nitori Holdings Co., Ltd.	300	42,882
Nitto Denko Corp.	1,100	91,682
Nomura Holdings, Inc.	17,000	95,145
Nomura Real Estate Holdings, Inc.	1,200	25,564
Nomura Real Estate Master Fund, Inc.	13	16,896
Nomura Research Institute, Ltd.	300	11,700
NTT Data Corp.	1,500	16,044
NTT DOCOMO, Inc.	6,000	137,014
Obayashi Corp.	2,100	25,167
Odakyu Electric Railway Co., Ltd.	1,400	26,554
Olympus Corp.	1,200	40,617
Omron Corp.	500	25,452
Ono Pharmaceutical Co., Ltd.	1,400	31,709
Oriental Land Co., Ltd.	1,100	83,786
ORIX Corp.	4,800	77,374
Otsuka Holdings Co., Ltd.	1,400	55,607
Panasonic Corp.	6,800	98,498
Rakuten, Inc.	3,400	37,061
Recruit Holdings Co., Ltd.	4,500	97,424
Resona Holdings, Inc.	11,900	61,104
Ryohin Keikaku Co., Ltd.	100	29,450
Santen Pharmaceutical Co., Ltd.	1,200	18,901
SBI Holdings, Inc.	1,700	25,583
Secom Co., Ltd.	1,500	109,297
Sekisui House, Ltd.	3,400	57,283
Seven & i Holdings Co., Ltd.	2,800	108,080
Sharp Corp. (b) (c)	700	21,112
Shimano, Inc.	200	26,633
Shimizu Corp.	2,000	22,156
Shin-Etsu Chemical Co., Ltd.	1,700	151,930
Shinsei Bank, Ltd.	600	9,600
Shionogi & Co., Ltd.	1,200	65,573
Shiseido Co., Ltd.	1,700	67,991
Shizuoka Bank, Ltd.	2,000	17,981
SMC Corp.	300	105,779
SoftBank Group Corp.	3,100	250,170
Sohgo Security Services Co., Ltd.	200	9,168
Sompo Holdings, Inc.	1,700	66,118
Sony Corp.	4,700	174,781

Sony Financial Holdings, Inc.	1,200	19,679
Start Today Co., Ltd.	500	15,835
Subaru Corp.	3,200	115,418
Sumitomo Corp.	10,800	155,286
Sumitomo Electric Industries, Ltd.	400	6,531
Sumitomo Heavy Industries, Ltd.	800	32,053
Sumitomo Metal Mining Co., Ltd.	2,000	64,212
Sumitomo Mitsui Financial Group, Inc.	5,900	226,429
Sumitomo Mitsui Trust Holdings, Inc.	1,700	61,331
Sumitomo Realty & Development Co., Ltd.	1,000	30,249
Suntory Beverage & Food, Ltd.	700	31,155
Suzuki Motor Corp.	1,700	89,134
Sysmex Corp.	500	31,893
T&D Holdings, Inc.	3,400	49,339
Taisei Corp.	600	31,448
Takeda Pharmaceutical Co., Ltd.	3,000	165,611
Terumo Corp.	1,100	43,242
Toho Gas Co., Ltd.	3,200	93,670
Tokio Marine Holdings, Inc.	3,000	117,319
Tokyo Electron, Ltd.	700	107,458
Tokyu Corp.	4,700	66,514
TOTO, Ltd.	300	12,633
Toyota Industries Corp. (b)	1,200	68,973
Toyota Motor Corp.	10,200	608,022
Toyota Tsusho Corp.	2,500	82,064
Trend Micro, Inc.	200	9,843
Tsuruha Holdings, Inc.	100	11,949
Unicharm Corp.	1,700	38,904
Yahoo! Japan Corp. (b)	5,100	24,194
Yakult Honsha Co., Ltd.	300	21,614
Yamaha Corp.	300	11,060
Yamaha Motor Co., Ltd.	600	17,963
Yamato Holdings Co., Ltd.	1,100	22,197
Yaskawa Electric Corp.	500	15,835

		11,280,414

JORDAN — 0.0% (a)
Hikma Pharmaceuticals PLC	700	11,373

LUXEMBOURG — 0.1%
Millicom International Cellular SA SDR	188	12,380
RTL Group SA	170	12,870
SES SA	1,540	33,699
Tenaris SA	1,148	16,286

		75,235

MACAU — 0.0% (a)
MGM China Holdings, Ltd. (b)	6,800	16,298

MALAYSIA — 0.3%
British American Tobacco Malaysia Bhd	900	9,323
CIMB Group Holdings Bhd	21,324	31,816
Gamuda Bhd	23,100	28,885
IOI Properties Group Bhd	62,912	30,096
Malayan Banking Bhd	7,299	16,474
Petronas Chemicals Group Bhd	33,500	57,837
Petronas Dagangan Bhd	17,900	103,097
PPB Group Bhd	11,100	44,321
Sapura Energy Bhd	67,200	24,190
Westports Holdings Bhd	65,162	58,796

		404,835

See accompanying notes to financial statements.

SPDR MSCI ACWI Low Carbon Target ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

MEXICO — 0.4%
America Movil SAB de CV Series L	58,872	$52,391
Coca-Cola Femsa SAB de CV Series L	1,687	13,072
Fibra Uno Administracion SA de CV REIT	7,096	12,004
Fomento Economico Mexicano SAB de CV	6,730	64,501
Fresnillo PLC	3,196	60,245
Grupo Aeroportuario del Pacifico SAB de CV Class B	1,687	17,317
Grupo Aeroportuario del Sureste SAB de CV Class B	1,704	32,523
Grupo Financiero Banorte SAB de CV Series O	3,062	21,175
Grupo Mexico SAB de CV Series B	41,043	125,869
Grupo Televisa SAB Series CPO	6,730	33,262
Promotora y Operadora de Infraestructura SAB de CV	4,364	46,321
Wal-Mart de Mexico SAB de CV	23,537	54,049

		532,729

NETHERLANDS — 1.1%
ABN AMRO Group NV (e)	833	24,954
Aegon NV	10,863	63,287
AerCap Holdings NV (c)	882	45,079
Altice NV Class A (c)	1,214	24,319
Altice NV Class B (c)	646	12,907
ASML Holding NV	1,309	222,917
Gemalto NV	238	10,634
Heineken NV	647	63,982
ING Groep NV	14,609	269,424
Koninklijke Ahold Delhaize NV	961	17,973
Koninklijke DSM NV	1,112	91,050
Koninklijke KPN NV	10,916	37,489
Koninklijke Philips NV	4,244	175,253
Koninklijke Vopak NV	4,770	209,238
NN Group NV	1,683	70,453
NXP Semiconductors NV (c)	1,038	117,387
Randstad Holding NV	782	48,387
Royal Dutch Shell PLC Class A	180	5,430
Wolters Kluwer NV	1,018	47,050

		1,557,213

NEW ZEALAND — 0.1%
Auckland International Airport, Ltd.	2,238	10,419
Meridian Energy, Ltd.	66,516	136,800

		147,219

NORWAY — 0.2%
DNB ASA	5,330	107,466
Gjensidige Forsikring ASA	680	11,840
Marine Harvest ASA (c)	3,034	60,030
Orkla ASA	8,052	82,641
Schibsted ASA Class B	877	20,712
Telenor ASA	3,914	82,801

		365,490

PERU — 0.2%
Cia de Minas Buenaventura SAA ADR	260	3,325
Southern Copper Corp.	5,684	225,996

		229,321

PHILIPPINES — 0.1%
International Container Terminal Services, Inc.	3,400	6,961
PLDT, Inc.	425	13,955
SM Investments Corp.	1,970	34,243
SM Prime Holdings, Inc.	32,300	21,904
Universal Robina Corp.	2,040	6,136

		83,199

POLAND — 0.1%
Bank Pekao SA	1,113	39,096
Bank Zachodni WBK SA	136	13,037
CCC SA	182	13,785
Cyfrowy Polsat SA	1,224	8,716
LPP SA	12	26,912
mBank SA (c)	68	7,819
Powszechna Kasa Oszczednosci Bank Polski SA (c)	4,444	43,087
Powszechny Zaklad Ubezpieczen SA	3,655	46,139

		198,591

PORTUGAL — 0.0% (a)
Jeronimo Martins SGPS SA	1,015	20,027

QATAR — 0.1%
Barwa Real Estate Co.	2,624	23,107
Ezdan Holding Group QSC	6,804	19,623
Qatar Gas Transport Co., Ltd.	18,269	79,233

		121,963

ROMANIA — 0.0% (a)
NEPI Rockcastle PLC	1,419	19,326

RUSSIA — 0.3%
Magnit PJSC GDR	1,985	81,286
Mobile TeleSystems PJSC ADR	5,044	52,659
Moscow Exchange MICEX-RTS PJSC	20,497	41,245
PhosAgro PJSC GDR	2,591	36,922
Sberbank of Russia PJSC ADR	15,807	225,013
VTB Bank PJSC GDR	20,690	44,483

		481,608

SINGAPORE — 0.7%
Broadcom, Ltd.	1,524	369,631
City Developments, Ltd.	1,832	15,285
DBS Group Holdings, Ltd.	6,549	100,409
Genting Singapore PLC	34,000	29,294
Global Logistic Properties, Ltd.	17,000	41,312
Hutchison Port Holdings Trust	78,000	33,540
Jardine Cycle & Carriage, Ltd.	784	22,713
Oversea-Chinese Banking Corp., Ltd.	9,708	79,783
SATS, Ltd.	6,200	21,048
Singapore Technologies Engineering, Ltd.	9,000	22,799
Singapore Telecommunications, Ltd.	55,129	149,398
United Overseas Bank, Ltd.	4,654	80,540
UOL Group, Ltd.	2,892	17,293

		983,045

SOUTH AFRICA — 0.7%
Aspen Pharmacare Holdings, Ltd.	1,579	35,502
Barclays Africa Group, Ltd.	3,455	35,567
Bid Corp., Ltd.	1,657	37,294

See accompanying notes to financial statements.

SPDR MSCI ACWI Low Carbon Target ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Brait SE (c)	4,081	$16,170
Discovery, Ltd.	1,173	12,220
FirstRand, Ltd. (b)	17,502	67,441
Fortress Income Fund, Ltd. Class A	22,317	28,511
Growthpoint Properties, Ltd. REIT	20,424	36,756
Hyprop Investments, Ltd.	2,053	16,074
Investec PLC	2,384	17,432
Investec, Ltd.	1,825	13,246
Mediclinic International PLC	1,509	13,160
Mr. Price Group, Ltd.	408	5,440
MTN Group, Ltd.	6,994	64,426
Naspers, Ltd. Class N	1,647	356,174
Nedbank Group, Ltd.	1,241	18,625
Novus Holdings, Ltd.	570	275
Redefine Properties, Ltd. REIT	50,505	39,985
Resilient REIT, Ltd. REIT	1,877	18,500
RMB Holdings, Ltd.	6,790	31,932
Sanlam, Ltd.	5,566	27,891
SPAR Group, Ltd.	1,590	19,675
Standard Bank Group, Ltd.	5,561	64,994
Steinhoff International Holdings NV	15,597	69,342
Truworths International, Ltd.	1,673	9,571
Vodacom Group, Ltd.	2,418	28,857

		1,085,060

SOUTH KOREA — 1.6%
Amorepacific Corp.	147	33,305
Amorepacific Corp. Preference Shares	52	7,083
AMOREPACIFIC Group	130	14,018
Celltrion, Inc. (c)	288	35,706
Coway Co., Ltd.	130	10,669
Daelim Industrial Co., Ltd.	234	16,365
Daewoo Engineering & Construction Co., Ltd. (c)	1,027	6,465
Dongbu Insurance Co., Ltd.	130	8,286
Dongsuh Cos., Inc.	900	21,059
Hana Financial Group, Inc.	1,343	55,521
Hanssem Co., Ltd.	40	5,291
Hanwha Corp.	371	14,252
Hanwha Life Insurance Co., Ltd.	897	5,365
Hyundai Engineering & Construction Co., Ltd.	910	30,470
Hyundai Glovis Co., Ltd.	352	45,485
Hyundai Heavy Industries Co., Ltd. (c)	86	10,887
Hyundai Mobis Co., Ltd.	385	80,674
Hyundai Motor Co.	109	14,323
Hyundai Motor Co. Preference Shares (d)	574	51,369
Hyundai Motor Co. Preference Shares (d)	802	65,541
Industrial Bank of Korea	897	11,278
Kakao Corp.	52	6,538
Kangwon Land, Inc.	840	25,669
KB Financial Group, Inc.	1,534	75,136
KEPCO Plant Service & Engineering Co., Ltd.	174	6,297
Kia Motors Corp.	827	22,853
Korea Aerospace Industries, Ltd.	570	21,748
Korea Gas Corp. (c)	1,437	52,820
Korea Zinc Co., Ltd.	277	119,835
KT&G Corp.	574	52,872

LG Household & Health Care, Ltd.	34	27,785
LG Household & Health Care, Ltd. Preference Shares	45	23,495
Mirae Asset Daewoo Co., Ltd.	2,070	17,766
NAVER Corp.	102	66,346
NCSoft Corp.	52	21,089
Orion Corp. (c)	85	7,199
S-1 Corp.	104	8,099
Samsung C&T Corp.	370	43,611
Samsung Card Co., Ltd.	156	5,019
Samsung Electronics Co., Ltd.	324	725,312
Samsung Electronics Co., Ltd. Preference Shares	69	124,222
Samsung Fire & Marine Insurance Co., Ltd.	119	29,091
Samsung Life Insurance Co., Ltd.	255	25,158
Samsung SDS Co., Ltd.	101	14,859
Samsung Securities Co., Ltd.	206	6,214
Shinhan Financial Group Co., Ltd.	1,687	74,087
SK Holdings Co., Ltd.	223	56,074
SK Hynix, Inc.	1,306	94,528
SK Telecom Co., Ltd.	65	14,472
Woori Bank	1,417	22,084

		2,333,690

SPAIN — 1.2%
Abertis Infraestructuras SA	4,419	89,333
Aena SME SA (e)	495	89,387
Amadeus IT Group SA	767	49,862
Banco Bilbao Vizcaya Argentaria SA	23,768	212,453
Banco de Sabadell SA	24,648	51,459
Banco Santander SA	51,957	362,829
Bankia SA	1,370	6,608
CaixaBank SA	11,905	59,674
Enagas SA	15,388	433,417
Industria de Diseno Textil SA	3,394	127,935
Mapfre SA	226	736
Red Electrica Corp. SA	7,162	150,542
Telefonica SA	17,344	188,473

		1,822,708

SWEDEN — 1.1%
Alfa Laval AB	1,343	32,726
Assa Abloy AB Class B	3,337	76,042
Atlas Copco AB Class A	1,202	50,791
Atlas Copco AB Class B	3,853	149,072
Autoliv, Inc. (b)	272	33,619
Boliden AB	8,696	293,725
Hennes & Mauritz AB Class B	3,769	97,430
Hexagon AB Class B	731	36,154
Investor AB Class B	2,320	114,347
Kinnevik AB Class B	782	25,446
Nordea Bank AB	11,172	151,107
Sandvik AB	4,521	77,821
Skandinaviska Enskilda Banken AB Class A	3,318	43,618
Skanska AB Class B	485	11,212
SKF AB Class B	527	11,460
Svenska Handelsbanken AB Class A	3,874	58,331
Swedbank AB Class A	1,788	49,331

See accompanying notes to financial statements.

SPDR MSCI ACWI Low Carbon Target ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Telefonaktiebolaget LM Ericsson Class B	12,710	$72,828
Telia Co. AB	11,749	55,216
Volvo AB Class B	6,926	133,219

		1,573,495

SWITZERLAND — 2.8%
ABB, Ltd.	6,780	167,748
Adecco Group AG (c)	782	60,937
Chocoladefabriken Lindt & Spruengli AG	3	17,130
Cie Financiere Richemont SA	1,873	171,311
Credit Suisse Group AG (c)	10,105	160,097
EMS-Chemie Holding AG	93	61,897
Ferguson PLC	1,488	97,743
Geberit AG	26	12,309
Givaudan SA	74	161,139
Julius Baer Group, Ltd. (c)	493	29,195
Kuehne + Nagel International AG	384	71,157
Nestle SA	10,690	895,989
Novartis AG	7,702	659,876
Roche Holding AG	2,349	600,117
SGS SA	3	7,202
Sika AG	20	148,925
STMicroelectronics NV	907	17,553
Swatch Group AG	706	56,292
Swiss Life Holding AG (c)	148	52,173
Swiss Re AG	1,561	141,484
Swisscom AG	87	44,615
TE Connectivity, Ltd.	1,406	116,782
UBS Group AG (c)	13,909	237,902
Zurich Insurance Group AG	561	171,268

		4,160,841

TAIWAN — 1.3%
Acer, Inc. (c)	35,000	17,486
Advantech Co., Ltd.	2,199	15,664
Asustek Computer, Inc.	6,000	49,367
Catcher Technology Co., Ltd.	3,000	27,948
Cathay Financial Holding Co., Ltd.	49,000	77,885
Cheng Shin Rubber Industry Co., Ltd.	12,000	24,021
China Development Financial Holding Corp.	52,000	15,605
China Life Insurance Co., Ltd.	19,620	18,472
Chunghwa Telecom Co., Ltd.	17,000	58,584
CTBC Financial Holding Co., Ltd.	80,359	50,350
Delta Electronics, Inc.	6,000	30,867
Eclat Textile Co., Ltd.	1,020	12,395
Foxconn Technology Co., Ltd.	11,070	31,942
Fubon Financial Holding Co., Ltd.	50,000	77,991
Hiwin Technologies Corp.	2,040	17,996
Hon Hai Precision Industry Co., Ltd.	62,820	217,521
Hotai Motor Co., Ltd.	1,000	11,526
MediaTek, Inc.	11,000	103,202
Mega Financial Holding Co., Ltd.	49,922	39,017
Micro-Star International Co., Ltd.	3,000	6,450
Novatek Microelectronics Corp.	4,000	15,038
Pegatron Corp.	5,000	12,977
Pou Chen Corp.	4,000	5,019
President Chain Store Corp.	5,000	42,128
Quanta Computer, Inc.	6,000	13,811
Shin Kong Financial Holding Co., Ltd.	40,469	12,118

Synnex Technology International Corp.	22,000	26,408
Taiwan Mobile Co., Ltd.	12,000	42,738
Taiwan Semiconductor Manufacturing Co., Ltd.	84,000	599,723
Teco Electric and Machinery Co., Ltd.	31,000	27,755
Uni-President Enterprises Corp.	40,000	83,762
WPG Holdings, Ltd.	18,000	23,951
Yuanta Financial Holding Co., Ltd.	143,573	61,787

		1,871,504

THAILAND — 0.2%
Advanced Info Service PCL (g)	3,400	19,472
Airports of Thailand PCL (g)	44,900	79,433
Bangkok Bank PCL NVDR	1,000	5,592
Bangkok Expressway & Metro PCL NVDR	85,000	20,517
BTS Group Holdings PCL (g)	106,500	27,304
CP ALL PCL (g)	13,600	26,813
Energy Absolute PCL (g)	76,500	87,740
Kasikornbank PCL	3,400	21,817
Kasikornbank PCL NVDR	400	2,483
Siam Commercial Bank PCL (g)	6,800	31,196

		322,367

TURKEY — 0.1%
Akbank TAS	9,781	25,854
BIM Birlesik Magazalar A/S	1,415	29,545
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S REIT (c)	29,727	22,403
TAV Havalimanlari Holding A/S	1,020	5,063
Turkcell Iletisim Hizmetleri A/S	102	364
Turkiye Garanti Bankasi A/S	9,554	26,007
Turkiye Halk Bankasi A/S	2,030	6,919
Turkiye Is Bankasi Class C	16,543	31,541
Yapi ve Kredi Bankasi A/S (c)	20,108	24,427

		172,123

UNITED ARAB EMIRATES — 0.1%
Aldar Properties PJSC	6,484	4,114
DP World, Ltd.	644	14,464
Emaar Properties PJSC	15,328	35,433
Emirates Telecommunications Group Co. PJSC	6,597	31,075
First Abu Dhabi Bank PJSC	1,353	3,758

		88,844

UNITED KINGDOM — 5.9%
3i Group PLC	6,766	82,879
Ashtead Group PLC	2,452	59,182
Associated British Foods PLC	1,020	43,696
AstraZeneca PLC	4,671	310,522
Auto Trader Group PLC (e)	3,126	16,461
Aviva PLC	22,999	158,757
Babcock International Group PLC	3,471	38,536
BAE Systems PLC	11,957	101,306
Barclays PLC	77,780	201,768
Barratt Developments PLC	5,176	42,673
Berkeley Group Holdings PLC	657	32,764
British American Tobacco PLC	7,282	456,449
British American Tobacco PLC ADR	1,841	114,970
British Land Co. PLC REIT	6,854	55,358

See accompanying notes to financial statements.

SPDR MSCI ACWI Low Carbon Target ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

BT Group PLC	36,952	$140,748
Bunzl PLC	1,557	47,357
Burberry Group PLC	1,873	44,227
Capita PLC	3,097	23,476
CNH Industrial NV	3,424	41,126
Cobham PLC	9,045	17,681
Coca-Cola European Partners PLC	833	34,669
Compass Group PLC	6,705	142,403
Croda International PLC	1,611	81,982
DCC PLC	353	34,313
Delphi Automotive PLC	952	93,677
Diageo PLC	10,500	345,562
Direct Line Insurance Group PLC	4,516	22,030
Dixons Carphone PLC	5,397	14,004
GlaxoSmithKline PLC	16,944	338,379
Hammerson PLC REIT	6,021	43,379
Hargreaves Lansdown PLC	561	11,139
HSBC Holdings PLC	75,365	745,307
IMI PLC	2,014	33,587
Imperial Brands PLC	4,429	189,199
Inmarsat PLC	2,657	22,939
Intertek Group PLC	717	47,925
Intu Properties PLC REIT (b)	11,230	34,729
ITV PLC	21,268	49,849
Johnson Matthey PLC	2,286	104,892
Kingfisher PLC	8,193	32,812
Land Securities Group PLC REIT	4,554	59,423
Legal & General Group PLC	31,552	110,020
Liberty Global PLC Class A (c)	1,715	58,156
Liberty Global PLC Series C (c)	1,483	48,494
Lloyds Banking Group PLC	277,973	252,594
London Stock Exchange Group PLC	867	44,551
Marks & Spencer Group PLC	6,628	31,426
Meggitt PLC	5,804	40,570
Merlin Entertainments PLC (e)	3,755	22,444
Micro Focus International PLC ADR (c)	835	26,637
National Grid PLC	9,600	119,087
Next PLC	597	42,131
Old Mutual PLC	17,154	44,695
Pearson PLC	3,362	27,605
Pentair PLC	1,033	70,203
Persimmon PLC	1,477	51,165
Provident Financial PLC (b)	536	5,972
Prudential PLC	10,839	259,795
Randgold Resources, Ltd.	573	56,235
Reckitt Benckiser Group PLC	2,741	250,546
RELX NV	3,057	65,088
RELX PLC	5,448	119,653
Rolls-Royce Holdings PLC (c)	7,733	92,026
Royal Bank of Scotland Group PLC (c)	17,375	62,544
Royal Mail PLC	2,656	13,691
RSA Insurance Group PLC	2,894	24,189
Sage Group PLC	4,101	38,432
Schroders PLC	488	21,966
Segro PLC REIT	6,088	43,780
Severn Trent PLC	4,453	129,823
Sky PLC	5,410	66,414
Smith & Nephew PLC	3,575	64,655
Smiths Group PLC	2,622	55,476

Standard Chartered PLC (c)	12,814	127,495
Standard Life Aberdeen PLC	14,942	86,903
Taylor Wimpey PLC	13,813	36,231
TechnipFMC PLC (c) (d)	2,708	74,961
TechnipFMC PLC (c) (d)	3,149	87,920
Tesco PLC (c)	20,824	52,287
Travis Perkins PLC	1,602	31,122
Unilever NV	5,264	311,404
Unilever PLC	4,651	269,506
United Utilities Group PLC	15,282	175,199
Vodafone Group PLC	122,281	342,554
Weir Group PLC	1,337	35,248
Whitbread PLC	884	44,665
Worldpay Group PLC (e)	3,912	21,362
WPP PLC	5,536	102,869

		8,671,924

UNITED STATES — 51.2%
3M Co.	2,051	430,505
Abbott Laboratories	6,350	338,836
AbbVie, Inc.	5,530	491,396
Accenture PLC Class A	2,303	311,066
Activision Blizzard, Inc.	2,339	150,889
Acuity Brands, Inc.	140	23,979
Adobe Systems, Inc. (c)	1,815	270,762
Advance Auto Parts, Inc.	221	21,923
Advanced Micro Devices, Inc. (b) (c)	2,800	35,700
Aetna, Inc.	1,423	226,271
Affiliated Managers Group, Inc.	187	35,498
Aflac, Inc.	1,647	134,049
AGCO Corp.	392	28,918
Agilent Technologies, Inc.	1,031	66,190
AGNC Investment Corp. REIT	2,590	56,151
Akamai Technologies, Inc. (c)	544	26,504
Albemarle Corp. (b)	456	62,157
Alexandria Real Estate Equities, Inc. REIT	260	30,932
Alexion Pharmaceuticals, Inc. (c)	777	109,005
Align Technology, Inc. (c)	260	48,430
Alkermes PLC (c)	437	22,217
Alleghany Corp. (c)	29	16,066
Allergan PLC	1,244	254,958
Alliance Data Systems Corp.	170	37,664
Allstate Corp.	1,163	106,891
Ally Financial, Inc.	3,671	89,058
Alphabet, Inc. Class A (c)	957	931,850
Alphabet, Inc. Class C (c)	1,184	1,135,586
Altria Group, Inc.	7,667	486,241
Amazon.com, Inc. (c)	1,375	1,321,856
AMERCO	100	37,490
American Express Co.	3,062	276,989
American International Group, Inc.	4,675	286,998
American Tower Corp. REIT	1,456	199,006
American Water Works Co., Inc.	3,896	315,225
Ameriprise Financial, Inc.	688	102,175
AmerisourceBergen Corp.	800	66,200
AMETEK, Inc.	1,377	90,937
Amgen, Inc.	2,541	473,769
Amphenol Corp. Class A	362	30,640

See accompanying notes to financial statements.

SPDR MSCI ACWI Low Carbon Target ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Analog Devices, Inc.	1,652	$142,353
Annaly Capital Management, Inc. REIT	5,942	72,433
ANSYS, Inc. (c)	132	16,200
Anthem, Inc.	1,103	209,438
AO Smith Corp.	392	23,297
Aon PLC	666	97,303
Apple, Inc.	17,825	2,747,189
Applied Materials, Inc.	4,128	215,028
Arch Capital Group, Ltd. (c)	260	25,610
Arista Networks, Inc. (c)	171	32,423
Arrow Electronics, Inc. (c)	800	64,328
Assurant, Inc.	104	9,934
AT&T, Inc.	22,300	873,491
Atmos Energy Corp.	1,392	116,705
Autodesk, Inc. (c)	671	75,326
Automatic Data Processing, Inc.	1,687	184,423
AutoZone, Inc. (b) (c)	119	70,818
AvalonBay Communities, Inc. REIT	493	87,961
Avery Dennison Corp.	765	75,230
Avnet, Inc.	1,467	57,653
Axalta Coating Systems, Ltd. (c)	3,046	88,090
Axis Capital Holdings, Ltd.	270	15,474
Baker Hughes a GE Co.	2,324	85,105
Ball Corp.	1,614	66,658
Bank of America Corp.	36,990	937,327
Bank of New York Mellon Corp.	4,388	232,652
Baxter International, Inc.	1,593	99,961
BB&T Corp.	3,142	147,486
Becton Dickinson and Co.	893	174,983
Bed Bath & Beyond, Inc.	392	9,200
Berkshire Hathaway, Inc. Class B (c)	1,612	295,512
Best Buy Co., Inc.	891	50,751
Biogen, Inc. (c)	743	232,648
BioMarin Pharmaceutical, Inc. (c)	590	54,911
BlackRock, Inc.	590	263,783
Boeing Co.	2,232	567,397
BorgWarner, Inc.	683	34,990
Boston Properties, Inc. REIT	391	48,046
Boston Scientific Corp. (c)	5,044	147,134
Brighthouse Financial, Inc. (c)	399	24,259
Bristol-Myers Squibb Co.	5,804	369,947
Brixmor Property Group, Inc. REIT	545	10,246
Brown-Forman Corp. Class B	948	51,476
C.H. Robinson Worldwide, Inc. (b)	524	39,876
C.R. Bard, Inc.	155	49,678
CA, Inc.	1,373	45,831
Cadence Design Systems, Inc. (c)	524	20,682
Camden Property Trust REIT	260	23,777
Campbell Soup Co.	710	33,242
Capital One Financial Corp.	2,881	243,905
Cardinal Health, Inc.	1,283	85,858
CarMax, Inc. (b) (c)	611	46,320
Caterpillar, Inc.	2,384	297,309
CBRE Group, Inc. Class A (c)	1,292	48,941
CBS Corp. Class B	1,287	74,646
Celgene Corp. (c)	2,626	382,923
Centene Corp. (c)	689	66,675
CenturyLink, Inc. (b)	899	16,991
Cerner Corp. (c)	1,054	75,171

Charles Schwab Corp.	4,794	209,690
Charter Communications, Inc. Class A (c)	863	313,631
Cheniere Energy, Inc. (b) (c)	3,474	156,469
Chipotle Mexican Grill, Inc. (b) (c)	102	31,399
Chubb, Ltd.	1,813	258,443
Church & Dwight Co., Inc.	524	25,388
Cigna Corp.	994	185,818
Cincinnati Financial Corp.	455	34,839
Cintas Corp.	417	60,165
Cisco Systems, Inc.	19,167	644,586
CIT Group, Inc.	700	34,335
Citigroup, Inc.	10,898	792,721
Citizens Financial Group, Inc.	2,693	101,984
Citrix Systems, Inc. (c)	544	41,790
Clorox Co.	285	37,594
CME Group, Inc.	1,305	177,062
Coach, Inc.	997	40,159
Coca-Cola Co.	16,555	745,141
Cognizant Technology Solutions Corp. Class A	2,217	160,821
Colgate-Palmolive Co.	3,098	225,689
Colony NorthStar, Inc. Class A REIT	2,608	32,757
Comcast Corp. Class A	17,468	672,169
Comerica, Inc.	717	54,678
Concho Resources, Inc. (b) (c)	100	13,172
Consolidated Edison, Inc.	1,346	108,595
Constellation Brands, Inc. Class A	756	150,784
Cooper Cos., Inc.	170	40,309
Core Laboratories NV (b)	938	92,581
Corning, Inc.	2,948	88,204
CoStar Group, Inc. (c)	65	17,436
Costco Wholesale Corp.	1,873	307,715
Coty, Inc. Class A (b)	2,126	35,143
Crown Castle International Corp. REIT	1,253	125,275
CSX Corp.	2,734	148,347
Cummins, Inc.	705	118,461
CVS Health Corp.	4,388	356,832
D.R. Horton, Inc.	1,687	67,362
Danaher Corp.	2,452	210,333
DaVita, Inc. (c)	557	33,080
Deere & Co.	912	114,538
Dell Technologies, Inc. Class V (c)	848	65,474
DENTSPLY SIRONA, Inc.	861	51,496
DexCom, Inc. (c)	260	12,721
Diamondback Energy, Inc. (c)	2,174	212,965
Dick’s Sporting Goods, Inc.	260	7,023
Digital Realty Trust, Inc. REIT	656	77,625
Discover Financial Services	1,423	91,755
Discovery Communications, Inc. Class A (c)	463	9,857
Discovery Communications, Inc. Class C (c)	470	9,522
DISH Network Corp. Class A (c)	964	52,278
Dollar General Corp.	935	75,782
Dollar Tree, Inc. (c)	800	69,456
Domino’s Pizza, Inc.	260	51,623
Dover Corp.	901	82,342
Dr. Pepper Snapple Group, Inc.	582	51,490
Duke Realty Corp. REIT	916	26,399

See accompanying notes to financial statements.

SPDR MSCI ACWI Low Carbon Target ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

DXC Technology Co.	1,114	$95,670
E*TRADE Financial Corp. (c)	1,135	49,497
East West Bancorp, Inc.	500	29,890
Eaton Corp. PLC	2,234	171,549
eBay, Inc. (c)	3,624	139,379
Ecolab, Inc.	2,817	362,294
Edison International	2,096	161,748
Edwards Lifesciences Corp. (c)	778	85,043
Electronic Arts, Inc. (c)	952	112,393
Eli Lilly & Co.	3,362	287,586
Emerson Electric Co.	2,838	178,340
Envision Healthcare Corp. (c)	483	21,711
Equifax, Inc.	611	64,760
Equinix, Inc. REIT	192	85,690
Equity Residential REIT	1,241	81,819
Essex Property Trust, Inc. REIT	190	48,266
Estee Lauder Cos., Inc. Class A	1,054	113,663
Everest Re Group, Ltd.	131	29,919
Eversource Energy	3,919	236,864
Expedia, Inc.	469	67,508
Expeditors International of Washington, Inc.	1,923	115,111
Express Scripts Holding Co. (c)	2,543	161,023
Extra Space Storage, Inc. REIT	524	41,878
F5 Networks, Inc. (c)	221	26,644
Facebook, Inc. Class A (c)	8,065	1,378,067
Fastenal Co. (b)	1,423	64,860
Federal Realty Investment Trust REIT	132	16,396
Fidelity National Information Services, Inc.	1,151	107,492
Fifth Third Bancorp	3,362	94,069
First Data Corp. Class A (c)	1,221	22,027
First Republic Bank	231	24,130
Fiserv, Inc. (c)	505	65,125
FleetCor Technologies, Inc. (c)	334	51,693
FLIR Systems, Inc.	392	15,253
Flowserve Corp.	799	34,029
Fluor Corp.	1,031	43,405
FMC Corp.	800	71,448
FNF Group	425	20,171
Foot Locker, Inc.	459	16,166
Ford Motor Co.	11,210	134,184
Fortinet, Inc. (c)	524	18,780
Fortive Corp.	1,224	86,647
Fortune Brands Home & Security, Inc.	354	23,799
Franklin Resources, Inc.	1,687	75,088
Freeport-McMoRan, Inc. (c)	2,664	37,403
Gap, Inc.	867	25,603
Garmin, Ltd. (b)	459	24,772
General Dynamics Corp.	1,149	236,211
General Electric Co.	33,200	802,776
General Mills, Inc.	2,611	135,145
General Motors Co.	3,070	123,967
Genuine Parts Co.	392	37,495
GGP, Inc. REIT (b)	1,687	35,039
Gilead Sciences, Inc.	4,652	376,905
Global Payments, Inc.	524	49,796
Goldman Sachs Group, Inc.	1,555	368,830
H&R Block, Inc.	243	6,435

Halliburton Co.	4,772	219,655
Hanesbrands, Inc. (b)	1,224	30,159
Harley-Davidson, Inc. (b)	765	36,881
Harris Corp.	425	55,964
Hartford Financial Services Group, Inc.	1,876	103,987
Hasbro, Inc.	425	41,510
HCA Healthcare, Inc. (c)	499	39,715
HCP, Inc. REIT	1,687	46,949
HD Supply Holdings, Inc. (c)	776	27,990
Helmerich & Payne, Inc. (b)	1,438	74,934
Henry Schein, Inc. (c)	32	2,624
Hershey Co.	548	59,825
Hewlett Packard Enterprise Co.	6,086	89,525
Hologic, Inc. (c)	712	26,123
Home Depot, Inc.	4,346	710,832
Honeywell International, Inc.	2,553	361,862
Hormel Foods Corp. (b)	916	29,440
Host Hotels & Resorts, Inc. REIT	3,127	57,818
HP, Inc.	5,350	106,786
Humana, Inc.	596	145,204
Huntington Bancshares, Inc.	3,651	50,968
Huntington Ingalls Industries, Inc.	183	41,439
IDEX Corp.	500	60,735
IDEXX Laboratories, Inc. (c)	260	40,427
IHS Markit, Ltd. (c)	2,119	93,406
Illinois Tool Works, Inc.	1,609	238,068
Illumina, Inc. (c)	459	91,433
Incyte Corp. (c)	621	72,496
Ingersoll-Rand PLC	1,173	104,596
Intel Corp.	17,795	677,634
Intercontinental Exchange, Inc.	1,959	134,583
International Business Machines Corp.	3,230	468,608
International Flavors & Fragrances, Inc.	732	104,610
Interpublic Group of Cos., Inc.	1,031	21,435
Intuit, Inc.	867	123,235
Intuitive Surgical, Inc. (c)	140	146,423
Invesco, Ltd.	2,211	77,473
Iron Mountain, Inc. REIT	744	28,942
J.M. Smucker Co.	611	64,112
Jacobs Engineering Group, Inc.	1,399	81,520
Jazz Pharmaceuticals PLC (c)	204	29,835
Johnson & Johnson	9,560	1,242,896
Johnson Controls International PLC	4,362	175,745
Jones Lang LaSalle, Inc.	260	32,110
JPMorgan Chase & Co.	13,097	1,250,895
Juniper Networks, Inc.	1,687	46,949
Kellogg Co. (b)	433	27,006
KeyCorp.	4,146	78,028
Kimberly-Clark Corp.	203	23,889
Kimco Realty Corp. REIT	2,687	52,531
Kinder Morgan, Inc.	13,799	264,665
KLA-Tencor Corp.	560	59,360
Kohl’s Corp. (b)	561	25,610
Kraft Heinz Co.	2,755	213,650
L Brands, Inc. (b)	1,028	42,775
L3 Technologies, Inc.	293	55,210
Laboratory Corp. of America Holdings (c)	285	43,026
Lam Research Corp.	683	126,382
Las Vegas Sands Corp.	1,687	108,238

See accompanying notes to financial statements.

SPDR MSCI ACWI Low Carbon Target ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Leidos Holdings, Inc.	525	$31,091
Lennar Corp. Class A	981	51,797
Level 3 Communications, Inc. (c)	1,031	54,942
Liberty Broadband Corp. Class C (c)	631	60,134
Liberty Interactive Corp. QVC Group Class A (c)	1,687	39,763
Liberty Media Corp.-Liberty SiriusXM Class A (c)	793	33,227
Liberty Media Corp.-Liberty SiriusXM Class C (c)	875	36,636
Lincoln National Corp.	1,291	94,863
LKQ Corp. (c)	1,259	45,311
Lockheed Martin Corp.	1,046	324,563
Lowe’s Cos., Inc.	2,966	237,102
lululemon athletica, Inc. (c)	392	24,402
M&T Bank Corp.	438	70,536
Macerich Co. REIT	285	15,666
Macquarie Infrastructure Corp.	656	47,350
Mallinckrodt PLC (c)	391	14,612
ManpowerGroup, Inc.	505	59,499
Markel Corp. (c)	28	29,903
Marriott International, Inc. Class A	656	72,331
Marsh & McLennan Cos., Inc.	1,212	101,578
Masco Corp.	1,687	65,810
Mastercard, Inc. Class A	3,514	496,177
Mattel, Inc. (b)	1,291	19,985
Maxim Integrated Products, Inc.	250	11,928
McCormick & Co., Inc.	539	55,323
McDonald’s Corp.	3,097	485,238
McKesson Corp.	884	135,791
MEDNAX, Inc. (c)	260	11,211
Medtronic PLC	5,547	431,390
Merck & Co., Inc.	9,952	637,227
MetLife, Inc.	4,396	228,372
MGM Resorts International	1,560	50,840
Michael Kors Holdings, Ltd. (c)	734	35,122
Microchip Technology, Inc. (b)	524	47,045
Micron Technology, Inc. (c)	3,362	132,227
Microsoft Corp.	25,699	1,914,319
Mid-America Apartment Communities, Inc. REIT	360	38,477
Middleby Corp. (c)	260	33,324
Molson Coors Brewing Co. Class B	1,142	93,233
Mondelez International, Inc. Class A	6,063	246,522
Monsanto Co.	1,917	229,695
Monster Beverage Corp. (c)	1,524	84,201
Moody’s Corp.	608	84,640
Morgan Stanley	6,360	306,361
Motorola Solutions, Inc.	491	41,671
Mylan NV (c)	1,687	52,921
Nasdaq, Inc.	351	27,227
National Oilwell Varco, Inc.	3,308	118,195
National Retail Properties, Inc. REIT	656	27,329
Navient Corp.	1,544	23,191
NetApp, Inc.	1,031	45,117
Netflix, Inc. (c)	1,573	285,264
New York Community Bancorp, Inc.	1,440	18,562
Newell Brands, Inc.	1,704	72,710
News Corp. Class A	2,690	35,669

Nielsen Holdings PLC	2,272	94,174
NIKE, Inc. Class B	4,912	254,687
Nordstrom, Inc.	392	18,483
Norfolk Southern Corp.	500	66,120
Northern Trust Corp.	850	78,141
Northrop Grumman Corp.	694	199,678
Nuance Communications, Inc. (c)	899	14,132
NVIDIA Corp.	1,942	347,171
NVR, Inc. (c)	10	28,550
O’Reilly Automotive, Inc. (c)	357	76,887
Omnicom Group, Inc.	743	55,034
ONEOK, Inc.	2,883	159,747
Oracle Corp.	11,889	574,833
PACCAR, Inc.	1,687	122,038
Palo Alto Networks, Inc. (c)	337	48,562
Parker-Hannifin Corp.	555	97,136
Parsley Energy, Inc. Class A (c)	6,604	173,949
Paychex, Inc.	1,131	67,815
PayPal Holdings, Inc. (c)	4,127	264,252
People’s United Financial, Inc.	1,000	18,140
PepsiCo, Inc.	5,429	604,954
Perrigo Co. PLC (b)	493	41,732
Pfizer, Inc.	22,015	785,936
PG&E Corp.	1,856	126,375
Philip Morris International, Inc.	5,887	653,516
Phillips 66	2,281	208,962
Pioneer Natural Resources Co.	1,333	196,671
PNC Financial Services Group, Inc.	1,873	252,424
Polaris Industries, Inc. (b)	187	19,566
PPG Industries, Inc.	1,606	174,508
Priceline Group, Inc. (c)	187	342,363
Principal Financial Group, Inc.	1,189	76,500
Procter & Gamble Co.	9,284	844,658
Progressive Corp.	1,087	52,633
Prologis, Inc. REIT	2,268	143,927
Prudential Financial, Inc.	2,282	242,622
Public Storage REIT	561	120,048
PulteGroup, Inc.	1,687	46,106
PVH Corp.	340	42,860
Qorvo, Inc. (c)	504	35,623
QUALCOMM, Inc.	5,529	286,623
Quest Diagnostics, Inc.	510	47,756
Quintiles IMS Holdings, Inc. (c)	434	41,260
Ralph Lauren Corp.	289	25,516
Raymond James Financial, Inc.	459	38,707
Raytheon Co.	1,270	236,957
Realty Income Corp. REIT (b)	1,037	59,306
Red Hat, Inc. (c)	476	52,769
Regency Centers Corp. REIT	200	12,408
Regeneron Pharmaceuticals, Inc. (c)	255	114,016
Regions Financial Corp.	5,810	88,486
Reinsurance Group of America, Inc.	260	36,278
ResMed, Inc.	425	32,708
Robert Half International, Inc.	961	48,377
Rockwell Automation, Inc.	705	125,638
Rockwell Collins, Inc.	858	112,149
Rollins, Inc.	600	27,684
Roper Technologies, Inc.	561	136,547
Ross Stores, Inc.	1,439	92,916

See accompanying notes to financial statements.

SPDR MSCI ACWI Low Carbon Target ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Royal Caribbean Cruises, Ltd.	85	$10,076
S&P Global, Inc.	833	130,206
Sabre Corp.	470	8,507
salesforce.com, Inc. (c)	2,386	222,900
SBA Communications Corp. REIT (c)	335	48,257
Schlumberger, Ltd.	7,423	517,829
Scripps Networks Interactive, Inc. Class A	392	33,669
Seagate Technology PLC	952	31,578
Sealed Air Corp.	1,118	47,761
Seattle Genetics, Inc. (b) (c)	260	14,147
Sensata Technologies Holding NV (c)	734	35,283
ServiceNow, Inc. (c)	612	71,928
Sherwin-Williams Co.	630	225,565
Shire PLC	3,229	164,103
Signature Bank (c)	132	16,901
Signet Jewelers, Ltd. (b)	255	16,970
Simon Property Group, Inc. REIT	1,220	196,432
Sirius XM Holdings, Inc. (b)	8,426	46,512
Skyworks Solutions, Inc.	645	65,726
SL Green Realty Corp. REIT	387	39,211
Snap-on, Inc. (b)	340	50,663
Splunk, Inc. (c)	471	31,289
Sprint Corp. (b) (c)	5,133	39,935
SS&C Technologies Holdings, Inc.	500	20,075
Stanley Black & Decker, Inc.	773	116,700
Starbucks Corp.	5,396	289,819
State Street Corp. (h)	1,555	148,565
Stryker Corp.	1,323	187,892
SunTrust Banks, Inc.	2,211	132,152
SVB Financial Group (c)	100	18,709
Symantec Corp.	2,182	71,591
Synchrony Financial	3,084	95,758
Synopsys, Inc. (c)	356	28,669
Sysco Corp.	2,169	117,018
T Rowe Price Group, Inc.	828	75,058
T-Mobile US, Inc. (c)	738	45,505
Targa Resources Corp.	1,955	92,472
Target Corp.	1,687	99,550
TD Ameritrade Holding Corp.	1,019	49,727
Teleflex, Inc.	132	31,940
Tesla, Inc. (c)	453	154,518
Texas Instruments, Inc.	3,362	301,370
Textron, Inc.	1,019	54,904
Thermo Fisher Scientific, Inc.	1,423	269,232
Thomson Reuters Corp.	90	4,120
Tiffany & Co.	544	49,928
Time Warner, Inc.	2,838	290,753
TJX Cos., Inc.	2,375	175,109
Toll Brothers, Inc.	1,010	41,885
Total System Services, Inc.	569	37,270
Tractor Supply Co.	425	26,898
TransDigm Group, Inc. (b)	219	55,987
Travelers Cos., Inc.	1,130	138,448
Trimble, Inc. (c)	899	35,286
TripAdvisor, Inc. (b) (c)	391	15,847
Twenty-First Century Fox, Inc. Class A	3,185	84,020
Twenty-First Century Fox, Inc. Class B	2,639	68,060
Twitter, Inc. (c)	2,397	40,437
UDR, Inc. REIT	348	13,234

Ulta Salon Cosmetics & Fragrance, Inc. (c)	172	38,882
Under Armour, Inc. Class A (b) (c)	902	14,865
Under Armour, Inc. Class C (b) (c)	512	7,690
Union Pacific Corp.	2,402	278,560
United Parcel Service, Inc. Class B	1,241	149,032
United Rentals, Inc. (c)	459	63,682
United Technologies Corp.	3,252	377,492
United Therapeutics Corp. (c)	132	15,469
UnitedHealth Group, Inc.	3,520	689,392
Universal Health Services, Inc. Class B	285	31,618
Unum Group	1,163	59,464
US Bancorp.	5,810	311,358
Vail Resorts, Inc.	100	22,812
Valero Energy Corp.	434	33,388
Vantiv, Inc. Class A (c)	470	33,121
Varian Medical Systems, Inc. (c)	225	22,514
Veeva Systems, Inc. Class A (c)	374	21,097
Ventas, Inc. REIT	1,314	85,581
VEREIT, Inc. REIT	7,431	61,603
Verisk Analytics, Inc. (c)	827	68,798
Verizon Communications, Inc.	14,549	720,030
Vertex Pharmaceuticals, Inc. (c)	866	131,667
VF Corp. (b)	1,541	97,961
Viacom, Inc. Class B	1,291	35,941
Visa, Inc. Class A	6,888	724,893
VMware, Inc. Class A (b) (c)	306	33,412
Vornado Realty Trust REIT	388	29,829
Voya Financial, Inc.	1,528	60,952
Vulcan Materials Co.	500	59,800
W.W. Grainger, Inc. (b)	323	58,059
WABCO Holdings, Inc. (c)	260	38,480
Wabtec Corp. (b)	429	32,497
Wal-Mart Stores, Inc.	5,345	417,658
Walgreens Boots Alliance, Inc.	3,552	274,285
Walt Disney Co.	5,671	558,991
Waters Corp. (c)	157	28,185
Weatherford International PLC (b) (c)	7,507	34,382
Wells Fargo & Co.	17,086	942,293
Welltower, Inc. REIT	1,545	108,583
Western Digital Corp.	1,097	94,781
Western Union Co.	1,687	32,390
WestRock Co.	638	36,194
Weyerhaeuser Co. REIT	640	21,779
Whirlpool Corp.	204	37,626
Williams Cos., Inc.	1,530	45,915
Willis Towers Watson PLC	418	64,468
Workday, Inc. Class A (c)	456	48,058
Wyndham Worldwide Corp.	208	21,925
Wynn Resorts, Ltd.	289	43,038
Xerox Corp.	1,261	41,979
Xilinx, Inc. (b)	1,031	73,026
Xylem, Inc.	918	57,494
Yum China Holdings, Inc. (c)	910	36,373
Zayo Group Holdings, Inc. (c)	600	20,652
Zillow Group, Inc. Class C (b) (c)	564	22,678
Zimmer Biomet Holdings, Inc.	782	91,564
Zions Bancorp	700	33,026

See accompanying notes to financial statements.

SPDR MSCI ACWI Low Carbon Target ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Zoetis, Inc	1,398	$89,136

		74,917,067

TOTAL COMMON STOCKS (Cost $124,264,259)		145,502,952

SHORT-TERM INVESTMENTS — 0.4%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (i) (j)	215,632	215,632
State Street Navigator Securities Lending Government Money Market Portfolio (i) (k)	378,038	378,038

TOTAL SHORT-TERM INVESTMENTS (Cost $593,670)		593,670

TOTAL INVESTMENTS — 99.9% (Cost $124,857,929)		146,096,622
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		136,898

NET ASSETS — 100.0%		$146,233,520

(a)	Amount is less than 0.05% of net assets.
(b)	All or a portion of the shares of the security are on loan at September 30, 2017.
(c)	Non-income producing security.
(d)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(e)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 0.4% of net assets as of September 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2017, total aggregate fair value of the security is $0, representing 0.0% of the Fund’s net assets.
(g)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of September 30, 2017, total aggregate fair value of securities is $271,958 representing 0.2% of net assets.
(h)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(i)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(j)	The rate shown is the annualized seven-day yield at September 30, 2017.
(k)	Investment of cash collateral for securities loaned.

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

NVDR = Non Voting Depositary Receipt

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipt

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
ASSETS:
INVESTMENTS:
Common Stocks
Argentina	$34,179	$—	$—		$34,179
Australia	3,223,351	—	—		3,223,351
Austria	103,771	—	—		103,771
Belgium	549,841	—	—		549,841
Bermuda	34,332	—	—		34,332
Brazil	1,290,506	—	—		1,290,506
Canada	5,261,115	—	—		5,261,115
Chile	447,787	—	—		447,787
China	4,800,257	—	—		4,800,257
Colombia	248,262	—	—		248,262
Czech Republic	20,828	—	—		20,828
Denmark	828,174	—	—		828,174
Finland	524,898	—	—		524,898
France	5,197,141	—	—		5,197,141
Germany	4,521,247	—	—		4,521,247
Greece	33,159	—	—		33,159
Hong Kong	1,640,209	—	0	(a)	1,640,209
India	1,311,783	—	—		1,311,783
Indonesia	397,869	—	—		397,869
Ireland	200,318	—	—		200,318

See accompanying notes to financial statements.

SPDR MSCI ACWI Low Carbon Target ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Israel	$204,427	$—	$—	$204,427
Italy.	1,081,989	—	—	1,081,989
Japan	11,280,414	—	—	11,280,414
Jordan	11,373	—	—	11,373
Luxembourg	75,235	—	—	75,235
Macau	16,298	—	—	16,298
Malaysia	404,835	—	—	404,835
Mexico	532,729	—	—	532,729
Netherlands	1,557,213	—	—	1,557,213
New Zealand	147,219	—	—	147,219
Norway	365,490	—	—	365,490
Peru.	229,321	—	—	229,321
Philippines	83,199	—	—	83,199
Poland	198,591	—	—	198,591
Portugal	20,027	—	—	20,027
Qatar	121,963	—	—	121,963
Romania	19,326	—	—	19,326
Russia	481,608	—	—	481,608
Singapore	983,045	—	—	983,045
South Africa	1,085,060	—	—	1,085,060
South Korea	2,333,690	—	—	2,333,690
Spain	1,822,708	—	—	1,822,708
Sweden	1,573,495	—	—	1,573,495
Switzerland	4,160,841	—	—	4,160,841
Taiwan	1,871,504	—	—	1,871,504
Thailand	50,409	271,958	—	322,367
Turkey	172,123	—	—	172,123
United Arab Emirates	88,844	—	—	88,844
United Kingdom	8,671,924	—	—	8,671,924
United States	74,917,067	—	—	74,917,067
Short-Term Investments	593,670	—	—	593,670

TOTAL INVESTMENTS	$145,824,664	$271,958	$0	$146,096,622

(a)	Fund held a Level 3 security that was valued at $0 at September 30, 2017.

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Corp.	1,287	$89,614	$29,525	$7,880	$(93)	$37,399	1,555	$148,565	$2,426
State Street Institutional Liquid Reserves Fund, Premier Class	241,790	241,790	45,145	286,935	—	—	—	—	10
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	3,845,044	3,629,412	—	—	215,632	215,632	854
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	2,509,473	2,509,473	—	—	—	—	490
State Street Navigator Securities Lending Government Money Market Portfolio*	—	—	5,103,876	4,725,838	—	—	378,038	378,038	3,078

TOTAL		$331,404	$11,533,063	$11,159,538	$(93)	$37,399		$742,235	$6,858

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.4%
AUSTRALIA — 6.2%
Alumina, Ltd. (a)	8,622	$14,884
Amcor, Ltd.	4,074	48,621
AMP, Ltd.	10,427	39,517
APA Group	3,920	25,683
Aristocrat Leisure, Ltd.	1,900	31,308
ASX, Ltd.	676	27,810
Aurizon Holdings, Ltd.	7,225	27,779
Australia & New Zealand Banking Group, Ltd.	10,271	238,550
Bank of Queensland, Ltd.	1,384	14,096
Bendigo & Adelaide Bank, Ltd.	1,722	15,687
BlueScope Steel, Ltd.	2,193	18,876
Boral, Ltd.	3,813	20,255
Brambles, Ltd.	5,597	39,525
Caltex Australia, Ltd.	925	23,298
Challenger, Ltd.	2,004	19,577
CIMIC Group, Ltd.	351	12,176
Coca-Cola Amatil, Ltd.	2,004	12,155
Cochlear, Ltd.	208	25,984
Commonwealth Bank of Australia	5,850	345,413
Computershare, Ltd.	1,640	18,620
Crown Resorts, Ltd.	1,279	11,350
CSL, Ltd.	1,601	168,284
Dexus REIT	3,411	25,426
Domino’s Pizza Enterprises, Ltd. (a)	221	7,946
Flight Centre Travel Group, Ltd. (a)	275	9,712
Fortescue Metals Group, Ltd.	5,493	22,154
Goodman Group REIT	6,267	40,519
GPT Group REIT	6,345	24,694
Healthscope, Ltd.	6,111	8,008
Incitec Pivot, Ltd.	5,948	16,802
Insurance Australia Group, Ltd.	8,557	42,770
LendLease Group	1,939	27,264
Macquarie Group, Ltd.	1,094	78,046
Medibank Pvt, Ltd.	9,697	22,218
Mirvac Group REIT	13,056	23,460
National Australia Bank, Ltd.	9,322	230,407
Newcrest Mining, Ltd.	2,707	44,647
Orica, Ltd.	1,318	20,446
QBE Insurance Group, Ltd.	4,843	38,039
Ramsay Health Care, Ltd.	494	24,141
REA Group, Ltd.	182	9,568
Scentre Group REIT	18,764	57,862
SEEK, Ltd.	1,159	15,105
Sonic Healthcare, Ltd.	1,399	22,953
Stockland REIT	8,714	29,401
Suncorp Group, Ltd.	4,529	46,376
Sydney Airport	3,855	21,506
Tabcorp Holdings, Ltd.	2,930	9,817
Tatts Group, Ltd.	5,168	16,139
Telstra Corp., Ltd.	15,073	41,276
Transurban Group Stapled Security	7,173	66,864
Treasury Wine Estates, Ltd.	2,603	27,961
Vicinity Centres REIT	11,862	24,758
Wesfarmers, Ltd.	3,972	128,810
Westfield Corp. REIT	6,952	42,766
Westpac Banking Corp.	11,601	290,559

Woolworths, Ltd.	4,563	90,261

		2,848,129

AUSTRIA — 0.2%
ANDRITZ AG	260	15,032
Erste Group Bank AG (b)	1,068	46,141
Raiffeisen Bank International AG (b)	416	13,945
Voestalpine AG	403	20,556

		95,674

BELGIUM — 1.3%
Ageas	702	32,997
Anheuser-Busch InBev SA	2,635	315,559
Colruyt SA (a)	234	11,988
Groupe Bruxelles Lambert SA	286	30,092
KBC Group NV	897	76,033
Proximus SADP	533	18,371
Solvay SA	260	38,852
Telenet Group Holding NV (b)	182	12,044
UCB SA	442	31,472
Umicore SA	338	27,967

		595,375

CHILE — 0.0% (c)
Antofagasta PLC	1,380	17,571

CHINA — 0.0% (c)
Yangzijiang Shipbuilding Holdings, Ltd.	9,100	9,583

DENMARK — 2.0%
AP Moeller - Maersk A/S Class A	8	14,704
AP Moeller - Maersk A/S Class B	26	49,399
Carlsberg A/S Class B	377	41,265
Chr Hansen Holding A/S	351	30,111
Coloplast A/S Class B	416	33,770
Danske Bank A/S	2,434	97,363
DONG Energy A/S (d)	703	40,249
DSV A/S	663	50,166
Genmab A/S (b)	195	43,059
H Lundbeck A/S	194	11,197
ISS A/S	585	23,531
Novo Nordisk A/S Class B	6,478	309,760
Novozymes A/S Class B	819	42,038
Pandora A/S (a)	390	38,506
TDC A/S	2,616	15,331
Vestas Wind Systems A/S	793	71,177
William Demant Holding A/S (b)	416	10,983

		922,609

FINLAND — 1.1%
Elisa Oyj	494	21,270
Fortum Oyj	1,562	31,189
Kone Oyj Class B	1,198	63,449
Metso Oyj	403	14,788
Neste Oyj	455	19,875
Nokia Oyj	20,567	123,517
Nokian Renkaat Oyj	403	17,928
Orion Oyj Class B	364	16,894
Sampo Oyj Class A	1,575	83,267
Stora Enso Oyj Class R	1,939	27,393
UPM-Kymmene Oyj	1,874	50,800

See accompanying notes to financial statements.

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Wartsila Oyj Abp	520	$36,823

		507,193

FRANCE — 10.1%
Accor SA	615	30,562
Aeroports de Paris	104	16,819
Air Liquide SA	1,367	182,373
Airbus SE	1,991	189,266
Alstom SA	533	22,643
Arkema SA	234	28,701
Atos SE	312	48,411
AXA SA	6,678	202,026
BNP Paribas SA	3,884	313,381
Bollore SA	3,091	15,453
Bouygues SA	741	35,172
Bureau Veritas SA	951	24,548
Capgemini SE	572	67,054
Carrefour SA	2,006	40,541
Casino Guichard Perrachon SA	195	11,568
Cie de Saint-Gobain	1,744	103,954
Cie Generale des Etablissements Michelin	559	81,615
CNP Assurances	598	14,019
Credit Agricole SA	3,727	67,765
Danone SA	2,001	157,004
Dassault Aviation SA	8	12,942
Dassault Systemes SE	457	46,241
Edenred	752	20,447
Eiffage SA	208	21,541
Essilor International SA	729	90,276
Eurazeo SA	151	13,501
Eutelsat Communications SA	611	18,101
Fonciere Des Regions	119	12,365
Gecina SA REIT	158	25,627
Groupe Eurotunnel SE	1,637	19,740
Hermes International	99	49,922
ICADE REIT	130	11,599
Iliad SA	91	24,189
Imerys SA	130	11,749
Ingenico Group SA	198	18,773
Ipsen SA	131	17,415
JCDecaux SA	260	9,738
Kering	260	103,600
Klepierre SA REIT	780	30,623
L’Oreal SA	892	189,708
Lagardere SCA	416	13,930
Legrand SA	951	68,670
LVMH Moet Hennessy Louis Vuitton SE	957	264,117
Natixis SA	3,307	26,468
Orange SA	7,004	114,763
Pernod Ricard SA	754	104,336
Peugeot SA	1,705	40,615
Publicis Groupe SA	684	47,782
Remy Cointreau SA	78	9,240
Renault SA	596	58,559
Rexel SA	1,081	18,709
Safran SA	1,107	113,124
Sanofi	3,880	385,348
Schneider Electric SE (b)	1,965	171,044
SCOR SE	572	23,989

SEB SA	75	13,761
Societe BIC SA	104	12,467
Societe Generale SA	2,620	153,428
Sodexo SA	338	42,156
Suez Environment Co.	1,255	22,915
Thales SA	377	42,688
Unibail-Rodamco SE REIT	351	85,376
Valeo SA	845	62,715
Veolia Environnement SA	1,588	36,702
Vinci SA	1,770	168,236
Vivendi SA	3,465	87,743
Wendel SA	104	16,850
Zodiac Aerospace	734	21,229

		4,627,932

GERMANY — 10.4%
adidas AG	663	150,019
Allianz SE	1,601	359,519
Axel Springer SE	156	10,027
BASF SE	3,228	343,605
Bayer AG	2,832	386,023
Bayerische Motoren Werke AG	1,172	118,921
Bayerische Motoren Werke AG Preference Shares	195	17,377
Beiersdorf AG	351	37,773
Brenntag AG	546	30,412
Commerzbank AG (b)	3,753	51,068
Continental AG	390	99,012
Covestro AG (d)	384	33,026
Daimler AG	3,252	259,389
Deutsche Bank AG	6,862	118,682
Deutsche Boerse AG	676	73,292
Deutsche Lufthansa AG	832	23,124
Deutsche Post AG	3,424	152,462
Deutsche Telekom AG	11,357	211,933
Deutsche Wohnen SE	1,198	50,873
Evonik Industries AG	572	20,435
Fraport AG Frankfurt Airport Services Worldwide	143	13,582
Fresenius Medical Care AG & Co. KGaA	780	76,324
Fresenius SE & Co. KGaA	1,432	115,541
Fuchs Petrolub SE Preference Shares	247	14,626
GEA Group AG	637	28,985
Hannover Rueck SE	208	25,069
HeidelbergCement AG	494	50,791
Henkel AG & Co. KGaA	364	44,302
Henkel AG & Co. KGaA Preference Shares	624	84,945
HOCHTIEF AG	78	13,163
HUGO BOSS AG	234	20,634
Infineon Technologies AG	3,985	100,204
Innogy SE (d)	590	26,264
KION Group AG	158	15,124
KS AG (a)	676	18,421
Lanxess AG	325	25,650
Linde AG	650	135,589
MAN SE	130	14,676
Merck KGaA	455	50,627
METRO AG (b)	624	13,194
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	495	105,861

See accompanying notes to financial statements.

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

OSRAM Licht AG	312	$24,901
Porsche Automobil Holding SE Preference Shares	533	34,089
ProSiebenSat.1 Media SE	780	26,589
RWE AG (b)	1,718	39,036
SAP SE	3,460	379,140
Schaeffler AG Preference Shares	585	9,440
Siemens AG	2,609	367,656
Symrise AG	429	32,595
Telefonica Deutschland Holding AG	2,629	14,757
ThyssenKrupp AG	1,292	38,300
TUI AG	1,457	24,748
United Internet AG	429	26,712
Volkswagen AG	75	12,701
Volkswagen AG Preference Shares	650	106,043
Vonovia SE	1,693	72,053
Zalando SE (b) (d)	299	14,988

		4,764,292

HONG KONG — 3.5%
AIA Group, Ltd.	41,600	306,779
ASM Pacific Technology, Ltd.	900	12,963
Bank of East Asia, Ltd.	5,236	22,625
BOC Hong Kong Holdings, Ltd.	13,000	63,163
CK Asset Holdings, Ltd.	8,500	70,355
CK Hutchison Holdings, Ltd.	8,500	108,662
CK Infrastructure Holdings, Ltd.	2,000	17,207
CLP Holdings, Ltd.	6,500	66,617
Galaxy Entertainment Group, Ltd.	9,000	63,375
Hang Lung Group, Ltd.	3,000	10,774
Hang Lung Properties, Ltd.	9,000	21,363
Hang Seng Bank, Ltd.	2,600	63,380
Henderson Land Development Co., Ltd.	3,000	19,877
HKT Trust & HKT, Ltd.	13,000	15,795
Hong Kong Exchanges & Clearing, Ltd.	3,976	106,900
Hongkong Land Holdings, Ltd.	3,900	28,080
Hysan Development Co., Ltd.	2,000	9,410
I-CABLE Communications, Ltd. (b)	2,511	82
Jardine Matheson Holdings, Ltd.	800	50,688
Jardine Strategic Holdings, Ltd.	800	34,560
Kerry Properties, Ltd.	2,500	10,354
Li & Fung, Ltd.	26,000	13,049
Link REIT	6,500	52,678
Melco Resorts & Entertainment, Ltd. ADR	663	15,992
MTR Corp., Ltd.	6,500	37,948
New World Development Co., Ltd.	27,045	38,850
NWS Holdings, Ltd.	9,530	18,570
Power Assets Holdings, Ltd.	5,000	43,306
Sands China, Ltd.	8,000	41,635
Shangri-La Asia, Ltd.	2,000	3,708
Sino Land Co., Ltd.	14,196	24,936
SJM Holdings, Ltd.	13,000	11,900
Sun Hung Kai Properties, Ltd.	4,000	64,988
Swire Pacific, Ltd. Class A	1,000	9,705
Swire Properties, Ltd.	5,200	17,642
Techtronic Industries Co., Ltd.	4,500	24,025
WH Group, Ltd. (d)	30,000	31,879
Wharf Holdings, Ltd.	4,000	35,643
Wheelock & Co., Ltd.	2,000	14,070

Yue Yuen Industrial Holdings, Ltd.	4,500	17,111

		1,620,644

IRELAND — 0.7%
Bank of Ireland Group PLC (b)	3,232	26,479
CRH PLC	2,930	111,796
Experian PLC	3,385	68,077
James Hardie Industries PLC	1,562	21,718
Kerry Group PLC Class A	559	53,720
Paddy Power Betfair PLC	286	28,543
Ryanair Holdings PLC ADR (b)	117	12,334

		322,667

ISRAEL — 0.5%
Azrieli Group, Ltd.	156	8,664
Bank Hapoalim BM	3,753	26,273
Bank Leumi Le-Israel BM	5,103	27,085
Bezeq The Israeli Telecommunication Corp., Ltd.	7,303	10,442
Check Point Software Technologies, Ltd. (b)	455	51,879
Elbit Systems, Ltd.	80	11,760
Frutarom Industries, Ltd.	141	10,853
Israel Chemicals, Ltd.	1,796	7,972
Mizrahi Tefahot Bank, Ltd.	494	8,856
Nice, Ltd.	208	16,593
Teva Pharmaceutical Industries, Ltd.	3,216	56,225

		236,602

ITALY — 1.6%
Assicurazioni Generali SpA	4,113	76,631
Atlantia SpA	1,445	45,628
Ferrari NV	429	47,420
Intesa Sanpaolo SpA (e)	43,269	153,048
Intesa Sanpaolo SpA (e)	3,281	10,861
Leonardo SpA	1,419	26,589
Luxottica Group SpA	598	33,432
Mediobanca SpA	1,991	21,372
Poste Italiane SpA (a) (d)	1,835	13,515
Prysmian SpA	702	23,719
Recordati SpA	365	16,829
Snam SpA	8,635	41,609
Telecom Italia SpA/Milano (b) (e)	35,675	33,424
Telecom Italia SpA/Milano Savings Shares (e)	21,236	15,967
Terna Rete Elettrica Nazionale SpA	5,311	31,029
UniCredit SpA (b)	6,824	145,373
UnipolSai Assicurazioni SpA	3,985	9,309

		745,755

JAPAN — 24.6%
Aeon Co., Ltd. (a)	2,600	38,400
AEON Financial Service Co., Ltd.	500	10,443
Air Water, Inc.	800	14,754
Aisin Seiki Co., Ltd.	700	36,876
Ajinomoto Co., Inc.	2,100	40,968
Alfresa Holdings Corp.	800	14,633
Alps Electric Co., Ltd.	500	13,188
Amada Holdings Co., Ltd.	1,300	14,263
ANA Holdings, Inc.	300	11,351
Aozora Bank, Ltd.	300	11,407

See accompanying notes to financial statements.

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Asahi Glass Co., Ltd.	500	$18,545
Asahi Group Holdings, Ltd.	1,300	52,617
Asahi Kasei Corp.	4,000	49,216
Asics Corp.	500	7,445
Astellas Pharma, Inc.	7,800	99,193
Bandai Namco Holdings, Inc.	800	27,433
Bank of Kyoto, Ltd.	200	10,163
Benesse Holdings, Inc.	300	10,820
Bridgestone Corp.	2,400	108,865
Brother Industries, Ltd.	900	20,932
Calbee, Inc. (a)	300	10,541
Canon, Inc.	3,900	133,216
Casio Computer Co., Ltd. (a)	500	7,036
Central Japan Railway Co.	400	70,111
Chiba Bank, Ltd.	2,000	14,303
Chubu Electric Power Co., Inc.	2,600	32,268
Chugai Pharmaceutical Co., Ltd.	800	33,190
Chugoku Bank, Ltd.	1,300	17,808
Chugoku Electric Power Co., Inc. (a)	1,300	13,801
Coca-Cola Bottlers Japan, Inc.	300	9,728
Concordia Financial Group, Ltd.	3,900	19,267
Credit Saison Co., Ltd.	800	16,595
Dai Nippon Printing Co., Ltd.	500	11,962
Dai-ichi Life Holdings, Inc.	3,900	69,952
Daicel Corp.	1,300	15,660
Daiichi Sankyo Co., Ltd.	2,100	47,349
Daikin Industries, Ltd.	900	91,107
Daito Trust Construction Co., Ltd.	200	36,423
Daiwa House Industry Co., Ltd.	2,100	72,478
Daiwa House REIT Investment Corp.	4	9,573
Daiwa Securities Group, Inc.	4,000	22,646
DeNA Co., Ltd.	500	11,202
Denso Corp.	1,600	80,920
Dentsu, Inc.	800	35,109
Disco Corp.	100	20,335
Don Quijote Holdings Co., Ltd.	300	11,207
East Japan Railway Co.	1,300	119,935
Eisai Co., Ltd.	1,000	51,313
FamilyMart UNY Holdings Co., Ltd.	200	10,536
FANUC Corp.	700	141,723
Fast Retailing Co., Ltd.	200	58,970
Fuji Electric Co., Ltd.	2,000	11,087
FUJIFILM Holdings Corp.	1,300	50,434
Fujitsu, Ltd.	8,000	59,407
Fukuoka Financial Group, Inc.	2,000	9,239
Hakuhodo DY Holdings, Inc.	1,300	17,069
Hamamatsu Photonics KK	300	9,061
Hankyu Hanshin Holdings, Inc.	1,000	37,934
Hino Motors, Ltd.	1,300	15,891
Hirose Electric Co., Ltd.	100	14,072
Hisamitsu Pharmaceutical Co., Inc.	200	9,594
Hitachi Chemical Co., Ltd.	400	10,963
Hitachi Construction Machinery Co., Ltd.	400	11,851
Hitachi High-Technologies Corp.	300	10,874
Hitachi Metals, Ltd.	1,300	18,086
Hitachi, Ltd.	16,000	112,703
Honda Motor Co., Ltd.	6,200	183,524
Hoshizaki Corp.	200	17,572
Hoya Corp.	1,300	70,159

Hulic Co., Ltd.	1,300	12,738
IHI Corp.	500	17,368
Iida Group Holdings Co., Ltd.	700	12,475
Isetan Mitsukoshi Holdings, Ltd. (a)	1,300	13,570
Isuzu Motors, Ltd.	1,700	22,518
ITOCHU Corp.	5,200	85,138
J Front Retailing Co., Ltd.	1,300	17,958
Japan Airlines Co., Ltd.	300	10,149
Japan Exchange Group, Inc.	2,000	35,375
Japan Post Bank Co., Ltd. (a)	1,300	16,053
Japan Post Holdings Co., Ltd. (a)	1,300	15,348
Japan Prime Realty Investment Corp. REIT	3	10,021
Japan Real Estate Investment Corp. REIT	3	14,418
Japan Retail Fund Investment Corp. REIT	13	23,317
Japan Tobacco, Inc.	3,900	127,777
JFE Holdings, Inc.	1,800	35,140
JGC Corp.	700	11,324
JSR Corp.	800	15,195
JTEKT Corp.	1,300	17,993
Kajima Corp.	3,000	29,796
Kakaku.com, Inc.	400	5,096
Kamigumi Co., Ltd.	500	11,571
Kaneka Corp.	1,000	7,764
Kansai Electric Power Co., Inc.	2,600	33,249
Kansai Paint Co., Ltd.	900	22,643
Kao Corp.	1,600	94,097
Kawasaki Heavy Industries, Ltd.	400	13,255
KDDI Corp.	6,500	171,328
Keihan Holdings Co., Ltd.	400	11,709
Keikyu Corp.	500	10,132
Keio Corp.	200	8,244
Keisei Electric Railway Co., Ltd.	400	11,069
Keyence Corp.	300	159,241
Kikkoman Corp.	300	9,221
Kintetsu Group Holdings Co., Ltd.	800	29,743
Kirin Holdings Co., Ltd.	3,000	70,573
Kobe Steel, Ltd.	1,300	14,852
Koito Manufacturing Co., Ltd.	300	18,816
Komatsu, Ltd.	3,100	88,154
Konami Holdings Corp.	300	14,418
Konica Minolta, Inc. (a)	1,300	10,671
Kose Corp.	100	11,451
Kubota Corp.	3,900	70,870
Kuraray Co., Ltd.	1,300	24,299
Kyocera Corp.	1,300	80,634
Kyowa Hakko Kirin Co., Ltd.	1,300	22,105
Kyushu Electric Power Co., Inc.	1,300	13,801
Kyushu Financial Group, Inc.	1,300	7,992
Kyushu Railway Co.	349	10,371
Lawson, Inc.	100	6,618
Lion Corp.	600	10,948
LIXIL Group Corp.	900	23,874
M3, Inc.	1,000	28,472
Mabuchi Motor Co., Ltd.	200	10,003
Makita Corp.	700	28,201
Marubeni Corp.	6,500	44,377
Marui Group Co., Ltd. (a)	500	7,156
Mazda Motor Corp.	2,600	39,844
McDonald’s Holdings Co., Japan, Ltd.	200	8,848

See accompanying notes to financial statements.

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Mebuki Financial Group, Inc.	3,100	$11,980
Medipal Holdings Corp.	700	12,151
MEIJI Holdings Co., Ltd.	300	23,773
MINEBEA MITSUMI, Inc.	1,300	20,326
Miraca Holdings, Inc.	200	9,292
MISUMI Group, Inc.	900	23,690
Mitsubishi Chemical Holdings Corp.	5,200	49,522
Mitsubishi Corp.	5,200	120,824
Mitsubishi Electric Corp.	6,500	101,515
Mitsubishi Estate Co., Ltd.	4,000	69,524
Mitsubishi Gas Chemical Co., Inc.	700	16,399
Mitsubishi Heavy Industries, Ltd.	1,300	51,381
Mitsubishi Materials Corp.	300	10,367
Mitsubishi Motors Corp.	2,600	20,557
Mitsubishi Tanabe Pharma Corp.	900	20,628
Mitsubishi UFJ Financial Group, Inc.	42,400	275,234
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,000	5,295
Mitsui & Co., Ltd.	6,500	96,029
Mitsui Chemicals, Inc.	400	12,153
Mitsui Fudosan Co., Ltd.	2,700	58,526
Mitsui OSK Lines, Ltd. (a)	300	9,088
Mixi, Inc.	200	9,648
Mizuho Financial Group, Inc. (a)	84,500	147,958
MS&AD Insurance Group Holdings, Inc.	1,300	41,842
Murata Manufacturing Co., Ltd.	700	102,856
Nabtesco Corp.	300	11,140
Nagoya Railroad Co., Ltd.	400	8,610
NEC Corp.	800	21,676
Nexon Co., Ltd. (b)	700	18,258
NGK Insulators, Ltd.	1,300	24,345
NGK Spark Plug Co., Ltd.	900	19,149
Nidec Corp.	900	110,496
Nikon Corp.	1,300	22,532
Nintendo Co., Ltd.	400	147,684
Nippon Building Fund, Inc. REIT	4	19,935
Nippon Electric Glass Co., Ltd.	300	11,607
Nippon Express Co., Ltd.	200	13,024
Nippon Paint Holdings Co., Ltd.	500	16,990
Nippon Prologis REIT, Inc.	12	25,276
Nippon Steel & Sumitomo Metal Corp.	2,600	59,673
Nippon Telegraph & Telephone Corp.	2,600	119,115
Nippon Yusen KK (b)	900	18,701
Nissan Chemical Industries, Ltd.	300	10,554
Nissan Motor Co., Ltd. (a)	8,000	79,208
Nisshin Seifun Group, Inc.	1,300	21,770
Nissin Foods Holdings Co., Ltd.	200	12,153
Nitori Holdings Co., Ltd.	300	42,882
Nitto Denko Corp.	500	41,674
NOK Corp.	200	4,477
Nomura Holdings, Inc.	13,000	72,758
Nomura Real Estate Holdings, Inc.	500	10,652
Nomura Real Estate Master Fund, Inc.	13	16,896
Nomura Research Institute, Ltd.	300	11,700
NSK, Ltd.	1,300	17,520
NTT Data Corp.	2,100	22,462
NTT DOCOMO, Inc.	4,800	109,611
Obayashi Corp.	2,600	31,159
Obic Co., Ltd.	200	12,579
Odakyu Electric Railway Co., Ltd.	1,300	24,657

Oji Holdings Corp.	2,000	10,785
Olympus Corp.	1,000	33,847
Omron Corp.	700	35,633
Ono Pharmaceutical Co., Ltd.	1,300	29,444
Oracle Corp. Japan	100	7,853
Oriental Land Co., Ltd. (a)	900	68,552
ORIX Corp.	5,200	83,822
Osaka Gas Co., Ltd.	1,600	29,736
Otsuka Corp.	200	12,810
Otsuka Holdings Co., Ltd.	1,300	51,635
Panasonic Corp.	7,800	112,983
Park24 Co., Ltd. (a)	400	9,737
Pola Orbis Holdings, Inc.	300	9,075
Rakuten, Inc.	3,900	42,511
Recruit Holdings Co., Ltd.	3,900	84,434
Resona Holdings, Inc.	7,800	40,052
Ricoh Co., Ltd. (a)	2,600	25,269
Rohm Co., Ltd.	300	25,692
Ryohin Keikaku Co., Ltd.	100	29,450
Santen Pharmaceutical Co., Ltd.	1,300	20,476
SBI Holdings, Inc.	1,300	19,564
Secom Co., Ltd.	900	65,578
Sega Sammy Holdings, Inc.	500	6,983
Seibu Holdings, Inc.	700	11,952
Seiko Epson Corp.	900	21,771
Sekisui Chemical Co., Ltd.	1,300	25,569
Sekisui House, Ltd.	2,600	43,805
Seven & i Holdings Co., Ltd.	2,600	100,360
Seven Bank, Ltd. (a)	2,600	9,378
Sharp Corp. (a) (b)	600	18,096
Shimadzu Corp.	700	13,780
Shimamura Co., Ltd.	100	11,993
Shimano, Inc.	200	26,633
Shimizu Corp.	1,300	14,401
Shin-Etsu Chemical Co., Ltd.	1,300	116,182
Shinsei Bank, Ltd.	700	11,200
Shionogi & Co., Ltd.	1,100	60,108
Shiseido Co., Ltd.	1,300	51,993
Shizuoka Bank, Ltd.	1,000	8,990
Showa Shell Sekiyu KK	1,300	14,956
SMC Corp. (a)	200	70,519
SoftBank Group Corp.	2,900	234,030
Sohgo Security Services Co., Ltd.	200	9,168
Sompo Holdings, Inc.	1,300	50,561
Sony Corp.	4,400	163,625
Sony Financial Holdings, Inc.	700	11,480
Stanley Electric Co., Ltd.	700	23,973
Start Today Co., Ltd.	700	22,169
Subaru Corp.	2,100	75,743
Sumitomo Chemical Co., Ltd.	5,000	31,226
Sumitomo Corp.	3,900	56,076
Sumitomo Dainippon Pharma Co., Ltd. (a)	500	6,503
Sumitomo Electric Industries, Ltd.	2,600	42,454
Sumitomo Heavy Industries, Ltd.	200	8,013
Sumitomo Metal Mining Co., Ltd.	1,000	32,106
Sumitomo Mitsui Financial Group, Inc.	4,800	184,214
Sumitomo Mitsui Trust Holdings, Inc.	1,300	46,900
Sumitomo Realty & Development Co., Ltd.	1,000	30,249
Sumitomo Rubber Industries, Ltd.	700	12,823

See accompanying notes to financial statements.

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Sundrug Co., Ltd.	200	$8,280
Suntory Beverage & Food, Ltd.	300	13,352
Suruga Bank, Ltd.	800	17,242
Suzuken Co., Ltd.	300	10,661
Suzuki Motor Corp.	1,300	68,161
Sysmex Corp.	500	31,893
T&D Holdings, Inc.	1,800	26,121
Taiheiyo Cement Corp.	300	11,580
Taisei Corp.	600	31,448
Takashimaya Co., Ltd.	1,000	9,363
Takeda Pharmaceutical Co., Ltd.	2,600	143,530
TDK Corp.	400	27,149
Teijin, Ltd.	800	15,763
Terumo Corp.	1,300	51,104
THK Co., Ltd.	300	10,207
Tobu Railway Co., Ltd.	600	16,470
Toho Co., Ltd.	300	10,461
Tohoku Electric Power Co., Inc.	1,300	16,526
Tokio Marine Holdings, Inc.	2,600	101,676
Tokyo Electric Power Co. Holdings, Inc. (b)	5,200	20,973
Tokyo Electron, Ltd.	500	76,756
Tokyo Gas Co., Ltd.	1,600	39,202
Tokyo Tatemono Co., Ltd.	1,300	16,619
Tokyu Corp.	1,500	21,228
Tokyu Fudosan Holdings Corp.	1,800	10,858
Toppan Printing Co., Ltd.	1,000	9,914
Toray Industries, Inc.	3,900	37,817
Toshiba Corp. (b)	13,000	36,379
Tosoh Corp.	1,000	22,529
TOTO, Ltd.	400	16,844
Toyo Seikan Group Holdings, Ltd.	700	11,691
Toyo Suisan Kaisha, Ltd.	300	11,020
Toyota Industries Corp.	400	22,991
Toyota Motor Corp.	9,100	542,451
Toyota Tsusho Corp.	900	29,543
Trend Micro, Inc.	300	14,765
Tsuruha Holdings, Inc.	100	11,949
Unicharm Corp.	1,300	29,750
United Urban Investment Corp. REIT	13	19,033
USS Co., Ltd.	1,300	26,216
West Japan Railway Co.	400	27,795
Yahoo! Japan Corp. (a)	5,200	24,668
Yakult Honsha Co., Ltd.	300	21,614
Yamada Denki Co., Ltd.	2,600	14,205
Yamaha Corp.	500	18,434
Yamaha Motor Co., Ltd.	900	26,944
Yamato Holdings Co., Ltd.	1,300	26,233
Yaskawa Electric Corp.	900	28,504
Yokogawa Electric Corp.	700	11,915

		11,296,905

JORDAN — 0.0% (c)
Hikma Pharmaceuticals PLC	507	8,237

LUXEMBOURG — 0.3%
ArcelorMittal (b)	2,160	55,731
Eurofins Scientific SE	38	24,016
Millicom International Cellular SA SDR	234	15,409
RTL Group SA	143	10,827

SES SA	1,279	27,988
Tenaris SA	1,653	23,450

		157,421

MACAU — 0.1%
MGM China Holdings, Ltd. (a)	5,200	12,463
Wynn Macau, Ltd.	5,200	14,014

		26,477

MEXICO — 0.0% (c)
Fresnillo PLC	793	14,948

NETHERLANDS — 3.1%
ABN AMRO Group NV (d)	1,282	38,405
Aegon NV	5,941	34,611
AerCap Holdings NV (b)	485	24,788
Akzo Nobel NV	897	82,841
Altice NV Class A (b)	1,305	26,142
Altice NV Class B (b)	390	7,792
ASML Holding NV	1,292	220,022
Boskalis Westminster	322	11,258
EXOR NV	390	24,736
Gemalto NV	286	12,779
Heineken Holding NV	351	32,989
Heineken NV	819	80,992
ING Groep NV	13,661	251,940
Koninklijke Ahold Delhaize NV	4,503	84,217
Koninklijke DSM NV	653	53,467
Koninklijke KPN NV	12,042	41,356
Koninklijke Philips NV	3,209	132,513
Koninklijke Vopak NV	247	10,835
NN Group NV	1,060	44,373
NXP Semiconductors NV (b)	1,100	124,399
Randstad Holding NV	416	25,741
Wolters Kluwer NV	1,068	49,361

		1,415,557

NEW ZEALAND — 0.2%
Auckland International Airport, Ltd.	3,415	15,898
Contact Energy, Ltd.	2,525	10,039
Fletcher Building, Ltd.	2,447	14,134
Meridian Energy, Ltd.	4,516	9,288
Spark New Zealand, Ltd.	6,447	17,011

		66,370

NORWAY — 0.6%
DNB ASA	3,463	69,823
Gjensidige Forsikring ASA	715	12,449
Marine Harvest ASA (b)	1,341	26,533
Norsk Hydro ASA	4,739	34,470
Orkla ASA	2,878	29,538
Schibsted ASA Class A	464	11,961
Telenor ASA	2,642	55,891
Yara International ASA	624	27,961

		268,626

PORTUGAL — 0.1%
EDP - Energias de Portugal SA	8,161	30,729
Jeronimo Martins SGPS SA	897	17,698

		48,427

See accompanying notes to financial statements.

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

SINGAPORE — 1.3%
Ascendas REIT	7,800	$15,279
CapitaLand Commercial Trust	7,800	9,506
CapitaLand Mall Trust REIT	9,100	13,403
CapitaLand, Ltd.	9,100	23,991
City Developments, Ltd.	1,300	10,846
ComfortDelGro Corp., Ltd.	7,800	11,947
DBS Group Holdings, Ltd.	6,573	100,777
Genting Singapore PLC	20,800	17,921
Global Logistic Properties, Ltd.	9,100	22,114
Golden Agri-Resources, Ltd.	17,700	4,888
Hutchison Port Holdings Trust	23,500	10,105
Keppel Corp., Ltd.	5,200	24,852
Oversea-Chinese Banking Corp., Ltd.	10,400	85,470
Sembcorp Industries, Ltd.	3,900	8,501
Singapore Airlines, Ltd.	1,300	9,612
Singapore Exchange, Ltd.	2,600	14,149
Singapore Press Holdings, Ltd. (a)	5,200	10,416
Singapore Technologies Engineering, Ltd.	5,200	13,173
Singapore Telecommunications, Ltd.	28,600	77,505
Suntec Real Estate Investment Trust	9,100	12,498
United Overseas Bank, Ltd.	5,271	91,217
UOL Group, Ltd.	1,823	10,901
Wilmar International, Ltd.	6,500	15,221

		614,292

SOUTH AFRICA — 0.1%
Investec PLC	2,186	15,984
Mediclinic International PLC	1,292	11,267
Mondi PLC	1,292	34,755

		62,006

SPAIN — 3.6%
Abertis Infraestructuras SA	2,277	46,031
ACS Actividades de Construccion y Servicios SA	697	25,836
Aena SME SA (d)	234	42,256
Amadeus IT Group SA	1,536	99,854
Banco Bilbao Vizcaya Argentaria SA	23,604	210,987
Banco de Sabadell SA	18,633	38,901
Banco Santander SA	55,098	384,763
Bankia SA	4,059	19,578
Bankinter SA	2,381	22,530
CaixaBank SA	11,604	58,165
Distribuidora Internacional de Alimentacion SA (a)	2,199	12,829
Enagas SA	806	22,702
Endesa SA	1,133	25,550
Ferrovial SA	1,770	38,973
Gas Natural SDG SA	1,242	27,501
Grifols SA	1,068	31,123
Iberdrola SA	19,867	154,355
Industria de Diseno Textil SA	3,680	138,715
Mapfre SA	3,805	12,388
Red Electrica Corp. SA	1,523	32,013
Siemens Gamesa Renewable Energy SA	973	12,705
Telefonica SA	15,793	171,619

		1,629,374

SWEDEN — 3.1%
Alfa Laval AB	1,042	25,392
Assa Abloy AB Class B	3,541	80,691
Atlas Copco AB Class A	2,244	94,820
Atlas Copco AB Class B	1,367	52,889
Boliden AB	977	33,000
Electrolux AB Series B (a)	858	29,075
Essity AB Class B (b)	2,147	58,289
Getinge AB Class B	715	13,376
Getinge AB, Subscription Shares (b) (f)	94	1,759
Hennes & Mauritz AB Class B (a)	3,346	86,495
Hexagon AB Class B	925	45,749
Husqvarna AB Class B	1,458	14,969
ICA Gruppen AB	286	10,725
Industrivarden AB Class C	572	14,457
Investor AB Class B	1,601	78,909
Kinnevik AB Class B	845	27,496
Nordea Bank AB	10,332	139,746
Sandvik AB	3,753	64,601
Securitas AB Class B	1,120	18,716
Skandinaviska Enskilda Banken AB Class A	5,363	70,501
Skanska AB Class B	1,211	27,996
SKF AB Class B	1,393	30,293
Svenska Handelsbanken AB Class A	5,337	80,359
Swedbank AB Class A	3,190	88,012
Swedish Match AB	663	23,206
Tele2 AB Class B	1,259	14,376
Telefonaktiebolaget LM Ericsson Class B	10,817	61,981
Telia Co. AB	9,153	43,016
Volvo AB Class B	5,441	104,656

		1,435,550

SWITZERLAND — 9.2%
ABB, Ltd.	6,926	171,361
Adecco Group AG	585	45,586
Baloise Holding AG	182	28,816
Barry Callebaut AG (b)	13	19,938
Chocoladefabriken Lindt & Spruengli AG	3	17,130
Cie Financiere Richemont SA	1,835	167,835
Coca-Cola HBC AG (b)	637	21,580
Credit Suisse Group AG (b)	8,151	129,139
Dufry AG (b)	156	24,796
EMS-Chemie Holding AG	26	17,305
Ferguson PLC	897	58,921
Geberit AG	130	61,547
Givaudan SA	31	67,504
Julius Baer Group, Ltd. (b)	793	46,960
Kuehne + Nagel International AG	195	36,134
LafargeHolcim, Ltd. (b)	1,601	93,651
Lonza Group AG (b)	234	61,426
Nestle SA	10,770	902,694
Novartis AG	7,675	657,563
Pargesa Holding SA	117	9,734
Partners Group Holding AG	65	44,135
Roche Holding AG	2,414	616,723
Schindler Holding AG (e)	156	34,486
Schindler Holding AG (e)	78	16,792
SGS SA	17	40,813
Sika AG	8	59,570

See accompanying notes to financial statements.

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Sonova Holding AG	182	$30,904
STMicroelectronics NV	2,251	43,563
Straumann Holding AG	35	22,499
Swatch Group AG (a) (e)	104	43,294
Swatch Group AG (e)	169	13,475
Swiss Life Holding AG (b)	117	41,245
Swiss Prime Site AG (b)	247	22,221
Swiss Re AG	1,185	107,404
Swisscom AG	91	46,666
UBS Group AG (b)	12,887	220,422
Vifor Pharma AG	130	15,316
Zurich Insurance Group AG	533	162,720

		4,221,868

UNITED KINGDOM — 15.1%
3i Group PLC	3,424	41,941
Admiral Group PLC	754	18,381
Ashtead Group PLC	1,770	42,721
Associated British Foods PLC	1,255	53,763
AstraZeneca PLC	4,421	293,903
Auto Trader Group PLC (d)	3,541	18,647
Aviva PLC	14,295	98,675
Babcock International Group PLC	897	9,959
BAE Systems PLC	11,173	94,663
Barclays PLC	55,692	144,469
Barratt Developments PLC	3,541	29,194
Berkeley Group Holdings PLC	468	23,339
British American Tobacco PLC	7,830	490,799
British Land Co. PLC REIT	3,463	27,970
BT Group PLC	29,733	113,251
Bunzl PLC	1,185	36,042
Burberry Group PLC	1,562	36,884
Capita PLC	2,355	17,852
Carnival PLC	663	42,190
CNH Industrial NV	3,619	43,468
Cobham PLC	8,419	16,457
Coca-Cola European Partners PLC	780	32,712
Compass Group PLC	5,569	118,276
ConvaTec Group PLC (d)	4,084	15,008
Croda International PLC	455	23,154
DCC PLC	312	30,327
Diageo PLC	8,711	286,685
Direct Line Insurance Group PLC	4,856	23,689
Dixons Carphone PLC	3,463	8,986
easyJet PLC	559	9,127
Fiat Chrysler Automobiles NV (b)	3,643	65,290
G4S PLC	5,467	20,413
GKN PLC	6,039	28,034
GlaxoSmithKline PLC	17,035	340,197
Hammerson PLC REIT	2,800	20,173
Hargreaves Lansdown PLC	925	18,367
HSBC Holdings PLC	68,929	681,660
IMI PLC	964	16,076
Imperial Brands PLC	3,307	141,269
Inmarsat PLC	1,588	13,710
InterContinental Hotels Group PLC	635	33,635
International Consolidated Airlines Group SA	2,224	17,721
Intertek Group PLC	572	38,233

Intu Properties PLC REIT	3,320	10,267
ITV PLC	12,783	29,962
J Sainsbury PLC	5,779	18,445
Johnson Matthey PLC	676	31,018
Kingfisher PLC	8,018	32,111
Land Securities Group PLC REIT	2,613	34,091
Legal & General Group PLC	20,963	73,097
Lloyds Banking Group PLC	250,099	227,265
London Stock Exchange Group PLC	1,120	57,551
Marks & Spencer Group PLC (a)	5,727	27,154
Meggitt PLC	2,733	19,104
Merlin Entertainments PLC (d)	2,499	14,937
National Grid PLC	12,010	148,983
Next PLC	494	34,862
Old Mutual PLC	17,377	45,275
Pearson PLC	2,904	23,844
Persimmon PLC	1,094	37,898
Provident Financial PLC (a)	520	5,794
Prudential PLC	8,997	215,645
Randgold Resources, Ltd.	325	31,896
Reckitt Benckiser Group PLC	2,194	200,546
RELX NV	3,515	74,839
RELX PLC	3,855	84,667
Rolls-Royce Holdings PLC (b)	5,553	66,083
Royal Bank of Scotland Group PLC (b)	12,465	44,870
Royal Mail PLC	3,177	16,376
RSA Insurance Group PLC	3,606	30,141
Sage Group PLC	3,805	35,658
Schroders PLC	481	21,651
Segro PLC REIT	3,587	25,795
Severn Trent PLC	845	24,635
Sky PLC	3,645	44,746
Smith & Nephew PLC	3,151	56,987
Smiths Group PLC	1,393	29,473
St James’s Place PLC	1,848	28,414
Standard Chartered PLC (b)	10,326	102,740
Standard Life Aberdeen PLC	9,428	54,834
Tate & Lyle PLC	1,640	14,269
Taylor Wimpey PLC	11,496	30,153
Tesco PLC (b)	28,799	72,311
Travis Perkins PLC	581	11,287
Unilever NV	5,775	341,633
Unilever PLC	4,516	261,683
United Utilities Group PLC	2,407	27,595
Vodafone Group PLC	89,290	250,134
Weir Group PLC	767	20,221
Whitbread PLC	637	32,185
Wm Morrison Supermarkets PLC	7,823	24,570
Worldpay Group PLC (d)	6,345	34,647
WPP PLC	4,542	84,399

		6,944,051

UNITED STATES — 0.4%
QIAGEN NV (b)	764	24,052
Shire PLC	3,141	159,631

		183,683

TOTAL COMMON STOCKS (Cost $40,424,770)		45,707,818

See accompanying notes to financial statements.

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

RIGHTS — 0.0% (c)
SINGAPORE — 0.0% (c)
CapitaLand Commercial Trust (expiring 10/17/19) (b) (f) (Cost $0)	1,295	$278

SHORT-TERM INVESTMENTS — 0.7%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (g) (h)	75,546	75,546
State Street Navigator Securities Lending Government Money Market Portfolio (g) (i)	242,956	242,956

TOTAL SHORT-TERM INVESTMENTS (Cost $318,502)		318,502

TOTAL INVESTMENTS — 100.1% (Cost $40,743,272)		46,026,598
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(46,697)

NET ASSETS — 100.0%		$45,979,901

(a)	All or a portion of the shares of the security are on loan at September 30, 2017.
(b)	Non-income producing security.
(c)	Amount is less than 0.05% of net assets.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 0.7% of net assets as of September 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(f)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of September 30, 2017, total aggregate fair value of securities is $2,037 representing less than 0.05% of net assets.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at September 30, 2017.
(i)	Investment of cash collateral for securities loaned.

ADR = American Depositary Receipt

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipt

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$2,848,129	$—	$—	$2,848,129
Austria	95,674	—	—	95,674
Belgium.	595,375	—	—	595,375
Chile	17,571	—	—	17,571
China	9,583	—	—	9,583
Denmark	922,609	—	—	922,609
Finland	507,193	—	—	507,193
France	4,627,932	—	—	4,627,932
Germany	4,764,292	—	—	4,764,292
Hong Kong	1,620,644	—	—	1,620,644
Ireland	322,667	—	—	322,667
Israel	236,602	—	—	236,602
Italy	745,755	—	—	745,755
Japan	11,296,905	—	—	11,296,905
Jordan	8,237	—	—	8,237
Luxembourg	157,421	—	—	157,421
Macau	26,477	—	—	26,477
Mexico	14,948	—	—	14,948
Netherlands	1,415,557	—	—	1,415,557
New Zealand	66,370	—	—	66,370
Norway	268,626	—	—	268,626
Portugal	48,427	—	—	48,427
Singapore	614,292	—	—	614,292

See accompanying notes to financial statements.

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
South Africa	$62,006	$—	$—	$62,006
Spain	1,629,374	—	—	1,629,374
Sweden	1,433,791	1,759	—	1,435,550
Switzerland	4,221,868	—	—	4,221,868
United Kingdom	6,944,051	—	—	6,944,051
United States	183,683	—	—	183,683
Rights
Singapore	—	278	—	278
Short-Term Investments	318,502	—	—	318,502

TOTAL INVESTMENTS	$46,024,561	$2,037	$—	$46,026,598

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$—	$1,401,403	$1,325,857	$—	$—	75,546	$75,546	$228
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	267,924	267,924	—	—	—	—	42
State Street Navigator Securities Lending Government Money Market Portfolio*	—	—	2,147,548	1,904,592	—	—	242,956	242,956	1,224

TOTAL		$—	$3,816,875	$3,498,373	$—	$—		$318,502	$1,494

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 92.3%
BRAZIL — 7.2%
Ambev SA	18,534	$123,281
B3 SA - Brasil Bolsa Balcao	8,334	63,102
Banco Bradesco SA Preference Shares	14,673	162,588
Banco do Brasil SA	3,458	38,153
BB Seguridade Participacoes SA	2,965	26,837
BRF SA (a)	2,965	42,809
CCR SA	4,701	26,320
Cia de Saneamento Basico do Estado de Sao Paulo	2,470	25,987
Cielo SA	4,857	33,750
Embraer SA	4,939	27,934
Equatorial Energia SA	1,483	28,716
Itau Unibanco Holding SA Preference Shares	11,362	155,713
Itausa - Investimentos Itau SA	3	10
Itausa - Investimentos Itau SA Preference Shares	17,905	62,435
Kroton Educacional SA	5,927	37,569
Lojas Americanas SA Preference Shares	4,121	25,079
Lojas Renner SA	4,032	45,965
Raia Drogasil SA	988	23,426
Telefonica Brasil SA Preference Shares	2,470	39,410
Ultrapar Participacoes SA	1,483	35,308
Vale SA	12,552	126,466
WEG SA	4,446	30,079

		1,180,937

CHILE — 1.1%
Banco Santander Chile	576,644	42,937
Cencosud SA	8,087	24,757
Empresas CMPC SA	13,680	36,062
Enel Americas SA	148,006	30,348
SACI Falabella	4,866	47,522

		181,626

CHINA — 29.3%
58.com, Inc. ADR (a)	550	34,727
AAC Technologies Holdings, Inc.	1,000	16,797
Agricultural Bank of China, Ltd. Class H	60,000	26,886
Alibaba Group Holding, Ltd. ADR (a) (b)	3,920	677,023
Anhui Conch Cement Co., Ltd. Class H	10,000	39,881
Baidu, Inc. ADR (a)	990	245,213
Bank of China, Ltd. Class H	260,000	128,158
Bank of Communications Co., Ltd. Class H	35,000	25,542
Beijing Enterprises Holdings, Ltd.	5,000	26,886
Beijing Enterprises Water Group, Ltd. (a)	40,000	32,212
Brilliance China Automotive Holdings, Ltd.	20,000	53,260
Byd Co., Ltd. Class H (b)	5,000	46,379
CGN Power Co., Ltd. Class H (c)	85,000	23,506
China Cinda Asset Management Co., Ltd. Class H	70,000	25,811
China CITIC Bank Corp., Ltd. Class H	40,000	25,401
China Communications Construction Co., Ltd. Class H	25,000	31,207
China Conch Venture Holdings, Ltd.	12,500	24,326
China Construction Bank Corp. Class H	285,000	236,445
China Everbright International, Ltd.	20,000	25,094
China Evergrande Group (a) (b)	13,000	45,354

China Galaxy Securities Co., Ltd. Class H	27,500	24,118
China Life Insurance Co., Ltd. Class H	25,000	74,417
China Longyuan Power Group Corp., Ltd. Class H	30,000	22,354
China Mengniu Dairy Co., Ltd. (a)	15,000	41,962
China Merchants Bank Co., Ltd. Class H	10,000	35,144
China Merchants Port Holdings Co., Ltd.	10,302	31,787
China Minsheng Banking Corp., Ltd. Class H (b)	22,500	20,626
China Mobile, Ltd.	22,500	228,005
China Overseas Land & Investment, Ltd.	10,000	32,520
China Pacific Insurance Group Co., Ltd. Class H	7,000	30,157
China Railway Group, Ltd. Class H	35,000	28,947
China Resources Beer Holdings Co., Ltd.	10,000	27,078
China Resources Gas Group, Ltd.	10,000	34,824
China Resources Land, Ltd.	10,000	30,599
China Taiping Insurance Holdings Co., Ltd.	12,000	32,110
China Telecom Corp., Ltd. Class H	50,000	25,606
China Unicom Hong Kong, Ltd. (a)	20,000	27,808
China Vanke Co., Ltd. Class H	10,000	32,904
CITIC Securities Co., Ltd. Class H	12,500	27,494
CITIC, Ltd.	15,000	22,162
Country Garden Holdings Co., Ltd.	45,000	71,556
CRRC Corp., Ltd. Class H	25,000	22,213
CSPC Pharmaceutical Group, Ltd.	20,000	33,493
Ctrip.com International, Ltd. ADR (a)	1,390	73,309
Fosun International, Ltd.	17,500	36,879
Geely Automobile Holdings, Ltd.	25,000	70,416
Great Wall Motor Co., Ltd. Class H (b)	22,500	27,654
Guangdong Investment, Ltd.	20,000	28,525
Haitong Securities Co., Ltd. Class H	14,000	22,620
Hengan International Group Co., Ltd.	2,500	23,141
Huaneng Power International, Inc. Class H	40,000	24,735
Huatai Securities Co., Ltd. Class H (c)	12,000	26,579
Industrial & Commercial Bank of China, Ltd. Class H	245,000	181,930
JD.com, Inc. ADR (a)	2,552	97,486
Lenovo Group, Ltd.	40,000	22,072
NetEase, Inc. ADR	280	73,867
New China Life Insurance Co., Ltd. Class H	5,500	31,089
New Oriental Education & Technology Group, Inc. ADR	530	46,778
PICC Property & Casualty Co., Ltd. Class H	20,000	35,285
Ping An Insurance Group Co. of China, Ltd. Class H	15,000	115,131
Semiconductor Manufacturing International Corp. (a) (b)	20,200	22,810
Shenzhou International Group Holdings, Ltd.	5,000	39,177
Sinopharm Group Co., Ltd. Class H	6,000	26,425
TAL Education Group ADR	2,070	69,780
Tencent Holdings, Ltd.	20,000	860,870
Vipshop Holdings, Ltd. ADR (a)	1,745	15,339
Want Want China Holdings, Ltd.	40,000	28,115

See accompanying notes to financial statements.

SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Zhuzhou CRRC Times Electric Co., Ltd. Class H	5,000	$28,006

		4,776,010

COLOMBIA — 0.6%
Bancolombia SA Preference Shares	4,026	46,309
Grupo Argos SA	4,542	32,664
Grupo de Inversiones Suramericana SA	756	10,524
Grupo de Inversiones Suramericana SA Preference Shares	10	137

		89,634

EGYPT — 0.2%
Commercial International Bank Egypt SAE	5,221	24,144

GREECE — 0.2%
Piraeus Bank SA (a)	8,434	28,915

HONG KONG — 0.3%
Sino Biopharmaceutical, Ltd.	40,000	42,301

HUNGARY — 0.4%
OTP Bank PLC	1,095	41,232
Richter Gedeon Nyrt	1,200	29,911

		71,143

INDONESIA — 2.4%
Astra International Tbk PT	79,000	46,336
Bank Central Asia Tbk PT	47,000	70,836
Bank Mandiri Persero Tbk PT	74,000	36,948
Bank Negara Indonesia Persero Tbk PT	59,500	32,690
Bank Rakyat Indonesia Persero Tbk PT	44,500	50,467
Indofood Sukses Makmur Tbk PT	37,000	23,144
Kalbe Farma Tbk PT	185,500	22,931
Matahari Department Store Tbk PT	17,500	12,051
Telekomunikasi Indonesia Persero Tbk PT	199,500	69,319
Unilever Indonesia Tbk PT	7,500	27,271

		391,993

MALAYSIA — 2.5%
CIMB Group Holdings Bhd	22,017	32,849
DiGi.Com Bhd	20,800	24,137
Genting Bhd	13,500	30,533
Genting Malaysia Bhd	22,200	28,286
IHH Healthcare Bhd	16,500	22,469
IJM Corp. Bhd	31,500	24,618
IOI Corp. Bhd	23,200	24,944
Malayan Banking Bhd	14,149	31,934
Maxis Bhd	17,500	24,038
Petronas Chemicals Group Bhd	15,500	26,760
Petronas Gas Bhd	5,000	21,196
Public Bank Bhd	8,500	41,146
Sime Darby Bhd.	14,155	30,238
Tenaga Nasional Bhd	12,500	42,392

		405,540

MEXICO — 3.9%
Alfa SAB de CV Class A	15,329	19,407
America Movil SAB de CV Series L	114,230	101,654
Cemex SAB de CV Series CPO (a)	52,973	48,279
Coca-Cola Femsa SAB de CV Series L	2,967	22,990
Fibra Uno Administracion SA de CV REIT	13,149	22,244
Fomento Economico Mexicano SAB de CV	6,427	61,597

Grupo Aeroportuario del Pacifico SAB de CV Class B	2,472	25,375
Grupo Bimbo SAB de CV Series A	8,902	21,555
Grupo Financiero Banorte SAB de CV Series O	7,912	54,715
Grupo Financiero Inbursa SAB de CV Series O	15,329	28,119
Grupo Financiero Santander Mexico SAB de CV Class B	13,845	28,187
Grupo Mexico SAB de CV Series B	15,329	47,010
Grupo Televisa SAB Series CPO	8,902	43,997
Industrias Penoles SAB de CV	1,065	26,527
Kimberly-Clark de Mexico SAB de CV Class A	10,879	22,196
Promotora y Operadora de Infraestructura SAB de CV	1,978	20,995
Wal-Mart de Mexico SAB de CV	15,439	35,453

		630,300

PERU — 0.6%
Credicorp, Ltd.	495	101,485

PHILIPPINES — 1.3%
Aboitiz Equity Ventures, Inc.	15,870	22,899
Ayala Corp.	1,450	27,687
Ayala Land, Inc.	33,000	28,258
BDO Unibank, Inc.	12,045	30,990
JG Summit Holdings, Inc.	16,800	24,804
SM Investments Corp.	1,800	31,288
SM Prime Holdings, Inc.	46,000	31,195
Universal Robina Corp.	6,820	20,514

		217,635

POLAND — 1.1%
Bank Pekao SA	860	30,209
KGHM Polska Miedz SA	1,785	57,509
Powszechna Kasa Oszczednosci Bank Polski SA (a)	4,217	40,886
Powszechny Zaklad Ubezpieczen SA	3,822	48,248

		176,852

QATAR — 0.6%
Ezdan Holding Group QSC	4,232	12,205
Industries Qatar QSC	835	21,029
Masraf Al Rayan QSC	2,568	26,183
Qatar Insurance Co. SAQ	1,179	16,949
Qatar National Bank QPSC	799	26,774

		103,140

RUSSIA — 1.5%
Magnit PJSC GDR	1,070	43,817
Mobile TeleSystems PJSC ADR	3,462	36,143
Sberbank of Russia PJSC ADR	9,397	133,766
VTB Bank PJSC GDR	11,547	24,826

		238,552

SOUTH AFRICA — 6.4%
AngloGold Ashanti, Ltd.	1,680	15,839
Aspen Pharmacare Holdings, Ltd.	1,290	29,004
Barclays Africa Group, Ltd.	2,380	24,501
Bid Corp., Ltd.	1,410	31,735
Bidvest Group, Ltd.	2,140	27,365

See accompanying notes to financial statements.

SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Discovery, Ltd.	3,200	$33,335
FirstRand, Ltd. (b)	11,290	43,504
Fortress Income Fund, Ltd.	11,127	31,933
Gold Fields, Ltd.	4,116	17,979
Growthpoint Properties, Ltd. REIT	14,719	26,489
Life Healthcare Group Holdings, Ltd.	11,037	19,372
MTN Group, Ltd.	6,047	55,703
Naspers, Ltd. Class N	1,513	327,196
Nedbank Group, Ltd.	1,640	24,614
Novus Holdings, Ltd.	523	253
Redefine Properties, Ltd. REIT	31,599	25,017
Remgro, Ltd.	1,810	27,526
Sanlam, Ltd.	5,562	27,871
Sappi, Ltd.	4,525	30,851
Shoprite Holdings, Ltd.	1,875	28,729
SPAR Group, Ltd.	1,815	22,459
Standard Bank Group, Ltd.	4,402	51,448
Steinhoff International Holdings NV	10,997	48,891
Tiger Brands, Ltd.	940	26,270
Vodacom Group, Ltd.	2,385	28,463
Woolworths Holdings, Ltd.	4,598	20,394

		1,046,741

SOUTH KOREA — 16.3%
Amorepacific Corp.	135	30,587
AMOREPACIFIC Group	180	19,409
Celltrion, Inc. (a)	325	40,293
CJ CheilJedang Corp.	80	24,761
Coway Co., Ltd.	295	24,211
Dongbu Insurance Co., Ltd.	395	25,176
E-MART, Inc.	170	30,947
GS Holdings Corp.	543	31,100
Hana Financial Group, Inc.	1,088	44,979
Hankook Tire Co., Ltd.	485	25,492
Hyundai Engineering & Construction Co., Ltd.	672	22,501
Hyundai Glovis Co., Ltd.	160	20,675
Hyundai Heavy Industries Co., Ltd. (a)	110	13,926
Hyundai Mobis Co., Ltd.	245	51,338
Hyundai Motor Co.	495	65,043
Hyundai Motor Co. Preference Shares	290	23,699
Hyundai Robotics Co., Ltd. (a)	12	4,463
Hyundai Steel Co.	568	26,185
Industrial Bank of Korea	2,273	28,578
Kangwon Land, Inc.	740	22,613
KB Financial Group, Inc.	1,433	70,189
Kia Motors Corp.	1,063	29,374
Korea Aerospace Industries, Ltd.	395	15,071
Korea Electric Power Corp.	938	31,940
Korea Zinc Co., Ltd.	65	28,120
KT&G Corp.	450	41,450
LG Chem, Ltd.	203	69,477
LG Corp.	450	31,667
LG Display Co., Ltd.	938	25,019
LG Electronics, Inc.	563	40,504
LG Household & Health Care, Ltd.	40	32,689
Lotte Chemical Corp.	90	29,703
NAVER Corp.	105	68,298
NCSoft Corp.	100	40,555

POSCO	280	77,496
S-Oil Corp.	345	38,405
Samsung C&T Corp.	275	32,414
Samsung Electronics Co., Ltd.	342	765,607
Samsung Electronics Co., Ltd. Preference Shares	84	151,227
Samsung Fire & Marine Insurance Co., Ltd.	115	28,114
Samsung Life Insurance Co., Ltd.	260	25,652
Samsung SDI Co., Ltd.	305	52,859
Samsung SDS Co., Ltd.	180	26,481
Shinhan Financial Group Co., Ltd.	1,533	67,324
SK Holdings Co., Ltd.	175	44,004
SK Hynix, Inc.	2,173	157,281
SK Telecom Co., Ltd.	125	27,830
Woori Bank	2,421	37,731

		2,662,457

TAIWAN — 12.6%
Advanced Semiconductor Engineering, Inc.	25,312	30,968
Asustek Computer, Inc.	5,000	41,139
AU Optronics Corp.	67,000	26,845
Catcher Technology Co., Ltd.	5,000	46,580
Cathay Financial Holding Co., Ltd.	24,000	38,148
Chang Hwa Commercial Bank, Ltd.	52,500	28,393
Cheng Shin Rubber Industry Co., Ltd.	10,000	20,017
China Development Financial Holding Corp.	100,000	30,009
China Life Insurance Co., Ltd.	23,980	22,577
China Steel Corp.	55,000	44,165
Chunghwa Telecom Co., Ltd.	9,000	31,015
Compal Electronics, Inc.	40,000	28,426
CTBC Financial Holding Co., Ltd.	55,000	34,461
Delta Electronics, Inc.	5,000	25,722
E.Sun Financial Holding Co., Ltd.	49,491	29,540
Far EasTone Telecommunications Co., Ltd.	10,000	23,777
First Financial Holding Co., Ltd.	51,000	32,712
Formosa Chemicals & Fibre Corp.	10,000	30,405
Formosa Petrochemical Corp.	10,000	34,461
Formosa Plastics Corp.	15,000	45,410
Foxconn Technology Co., Ltd.	10,000	28,855
Fubon Financial Holding Co., Ltd.	24,000	37,436
Hon Hai Precision Industry Co., Ltd.	55,000	190,443
Hua Nan Financial Holdings Co., Ltd.	52,500	28,480
Lite-On Technology Corp.	20,000	28,558
MediaTek, Inc.	4,000	37,528
Mega Financial Holding Co., Ltd.	35,000	27,355
Nan Ya Plastics Corp.	20,000	49,268
Pegatron Corp.	10,000	25,953
President Chain Store Corp.	5,000	42,128
Quanta Computer, Inc.	8,000	18,414
Siliconware Precision Industries Co., Ltd.	15,000	23,991
SinoPac Financial Holdings Co., Ltd.	87,975	26,343
Taishin Financial Holding Co., Ltd.	73,007	31,419
Taiwan Cement Corp.	20,000	22,293
Taiwan Cooperative Financial Holding Co., Ltd.	56,650	29,237
Taiwan Mobile Co., Ltd.	5,000	17,808
Taiwan Semiconductor Manufacturing Co., Ltd.	90,000	642,560

See accompanying notes to financial statements.

SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Uni-President Enterprises Corp.	20,000	$41,881
United Microelectronics Corp.	70,000	34,972
Yuanta Financial Holding Co., Ltd.	70,000	30,125

		2,059,817

THAILAND — 1.9%
Advanced Info Service PCL NVDR	6,500	37,226
Airports of Thailand PCL NVDR	21,500	38,036
Bangkok Dusit Medical Services PCL NVDR	40,500	24,895
CP ALL PCL NVDR	20,500	41,031
Kasikornbank PCL	7,000	44,917
Minor International PCL NVDR	22,200	27,126
PTT Global Chemical PCL NVDR	15,000	34,633
Siam Cement PCL	2,000	30,105
Siam Commercial Bank PCL NVDR	7,500	34,408

		312,377

TURKEY — 1.1%
Akbank TAS	11,467	30,311
BIM Birlesik Magazalar A/S	1,543	32,217
Haci Omer Sabanci Holding A/S	8,155	22,979
Turkcell Iletisim Hizmetleri A/S	7,837	27,967
Turkiye Garanti Bankasi A/S	13,219	35,983
Turkiye Is Bankasi Class C	17,214	32,820

		182,277

UNITED ARAB EMIRATES — 0.8%
Abu Dhabi Commercial Bank PJSC	14,898	28,801
Aldar Properties PJSC	35,300	22,395
DP World, Ltd.	1,333	29,939
Emaar Properties PJSC	14,110	32,618
Emirates Telecommunications Group Co. PJSC	5,044	23,760

		137,513

TOTAL COMMON STOCKS (Cost $13,468,773)		15,061,389

SHORT-TERM INVESTMENTS — 6.3%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (d) (e)	851,592	851,592
State Street Navigator Securities Lending Government Money Market Portfolio (d) (f)	172,291	172,291

TOTAL SHORT-TERM INVESTMENTS (Cost $1,023,883)		1,023,883

TOTAL INVESTMENTS — 98.6% (Cost $14,492,656)		16,085,272
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.4%		232,841

NET ASSETS — 100.0%		$16,318,113

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2017.
(c)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 0.3% of net assets as of September 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at September 30, 2017.
(f)	Investment of cash collateral for securities loaned.

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

NVDR = Non Voting Depositary Receipt

REIT = Real Estate Investment Trust

At September 30, 2017, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Depreciation
SGX Nifty 50 Index	10/26/2017	64	1,271,077	1,254,784	(16,138)

During the period ended September 30, 2017, average notional value related to futures contracts was $687,564 or 4% of net assets.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Brazil	$1,180,937	$—	$—	$1,180,937
Chile	181,626	—	—	181,626

See accompanying notes to financial statements.

SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
China	$4,776,010	$—	$—	$4,776,010
Colombia	89,634	—	—	89,634
Egypt	24,144	—	—	24,144
Greece	28,915	—	—	28,915
Hong Kong	42,301	—	—	42,301
Hungary	71,143	—	—	71,143
Indonesia	391,993	—	—	391,993
Malaysia	405,540	—	—	405,540
Mexico	630,300	—	—	630,300
Peru	101,485	—	—	101,485
Philippines	217,635	—	—	217,635
Poland	176,852	—	—	176,852
Qatar	103,140	—	—	103,140
Russia	238,552	—	—	238,552
South Africa	1,046,741	—	—	1,046,741
South Korea	2,662,457	—	—	2,662,457
Taiwan	2,059,817	—	—	2,059,817
Thailand	312,377	—	—	312,377
Turkey	182,277	—	—	182,277
United Arab Emirates	137,513	—	—	137,513
Short-Term Investments	1,023,883	—	—	1,023,883

TOTAL INVESTMENTS	$16,085,272	$—	$—	$16,085,272

LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts (a)	(16,138)	—	—	(16,138)

TOTAL OTHER FINANCIAL INSTRUMENTS	$(16,138)	$—	$—	$(16,138)

(a)	Futures Contracts are valued at unrealized appreciation (depreciation).

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$—	$2,994,532	$2,142,940	$—	$—	851,592	$851,592	$3,268
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	440,070	440,070	—	—	—	—	867
State Street Navigator Securities Lending Government Money Market Portfolio*	—	—	653,762	481,471	—	—	172,291	172,291	687

TOTAL		$—	$4,088,364	$3,064,481	$—	$—		$1,023,883	$4,822

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

SPDR MSCI EAFE StrategicFactors ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.3%
AUSTRALIA — 4.6%
AGL Energy, Ltd.	22,128	$405,767
Amcor, Ltd.	8,986	107,244
Aristocrat Leisure, Ltd.	6,547	107,879
ASX, Ltd.	3,604	148,266
Australia & New Zealand Banking Group, Ltd.	17,310	402,036
BHP Billiton PLC	11,808	208,246
BHP Billiton, Ltd.	12,848	259,893
Brambles, Ltd.	25,273	178,474
Cochlear, Ltd.	1,352	168,897
Commonwealth Bank of Australia	11,256	664,609
CSL, Ltd.	10,476	1,101,150
GPT Group REIT	31,769	123,641
Insurance Australia Group, Ltd.	19,710	98,515
LendLease Group	8,438	118,646
Macquarie Group, Ltd.	1,462	104,300
Medibank Pvt, Ltd.	43,566	99,817
National Australia Bank, Ltd.	14,068	347,711
Newcrest Mining, Ltd.	5,983	98,680
QBE Insurance Group, Ltd.	9,975	78,347
Ramsay Health Care, Ltd.	1,647	80,486
REA Group, Ltd.	1,889	99,308
Scentre Group REIT	76,180	234,914
SEEK, Ltd.	7,403	96,483
Sonic Healthcare, Ltd.	18,066	296,409
Stockland REIT	37,689	127,162
Suncorp Group, Ltd.	9,537	97,656
Telstra Corp., Ltd.	212,138	580,925
Transurban Group Stapled Security	33,531	312,564
Vicinity Centres REIT	105,381	219,948
Wesfarmers, Ltd.	18,470	598,974
Westfield Corp. REIT	46,161	283,966
Westpac Banking Corp.	17,136	429,189
Woodside Petroleum, Ltd.	5,248	119,829
Woolworths, Ltd.	23,411	463,093

		8,863,024

AUSTRIA — 0.1%
OMV AG	2,445	142,472

BELGIUM — 1.0%
Ageas	1,833	86,159
Anheuser-Busch InBev SA	3,053	365,618
Colruyt SA	7,273	372,600
Groupe Bruxelles Lambert SA	1,035	108,898
KBC Group NV	1,342	113,753
Proximus SADP	13,758	474,197
Solvay SA	852	127,314
UCB SA	2,931	208,699

		1,857,238

DENMARK — 3.9%
AP Moeller - Maersk A/S Class B	62	117,799
Carlsberg A/S Class B	913	99,933
Chr Hansen Holding A/S	6,108	523,975
Coloplast A/S Class B	6,296	511,097
Danske Bank A/S	23,193	927,750
DONG Energy A/S (a)	8,595	492,095
DSV A/S	8,743	661,545

Genmab A/S (b)	694	153,247
H Lundbeck A/S	4,247	245,113
ISS A/S	7,524	302,643
Novo Nordisk A/S Class B	45,334	2,167,747
Novozymes A/S Class B	4,771	244,886
Pandora A/S	2,203	217,507
TDC A/S	25,455	149,176
Tryg A/S	11,440	264,246
Vestas Wind Systems A/S	418	37,518
William Demant Holding A/S (b)	13,885	366,602

		7,482,879

FINLAND — 1.2%
Elisa Oyj	7,707	331,830
Fortum Oyj	5,562	111,058
Kone Oyj Class B	7,220	382,389
Neste Oyj	2,015	88,020
Nokia Oyj	11,770	70,686
Nokian Renkaat Oyj	2,196	97,692
Orion Oyj Class B	5,681	263,673
Sampo Oyj Class A	14,790	781,917
UPM-Kymmene Oyj	3,125	84,712
Wartsila Oyj Abp	2,810	198,987

		2,410,964

FRANCE — 7.5%
Aeroports de Paris	2,569	415,471
Air Liquide SA	5,166	689,202
Airbus SE	3,866	367,504
Atos SE	793	123,045
AXA SA	15,165	458,779
BNP Paribas SA	10,095	814,516
Bureau Veritas SA	4,586	118,380
Capgemini SE	913	107,028
Carrefour SA	3,836	77,524
Casino Guichard Perrachon SA	1,582	93,849
Cie de Saint-Gobain	3,176	189,310
Cie Generale des Etablissements Michelin	3,054	445,889
Credit Agricole SA	17,552	319,134
Danone SA	4,654	365,165
Dassault Systemes SE	4,854	491,149
Engie SA	11,746	199,543
Essilor International SA	3,483	431,319
Eutelsat Communications SA	3,280	97,173
Hermes International	671	338,363
Iliad SA	488	129,719
Kering	428	170,541
L’Oreal SA	6,101	1,297,546
Legrand SA	4,034	291,290
LVMH Moet Hennessy Louis Vuitton SE	4,461	1,231,167
Orange SA	9,912	162,411
Pernod Ricard SA	669	92,574
Peugeot SA	2,000	47,643
Publicis Groupe SA	2,374	165,839
Renault SA	1,464	143,842
Safran SA	1,218	124,467
Sanofi	5,803	576,334
Schneider Electric SE (b)	2,325	202,380
SCOR SE	11,012	461,827
SEB SA	733	134,489

See accompanying notes to financial statements.

SPDR MSCI EAFE StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Societe BIC SA	550	$65,931
Societe Generale SA	8,801	515,389
Sodexo SA	2,933	365,810
Thales SA	4,465	505,577
TOTAL SA	15,923	855,464
Unibail-Rodamco SE REIT	366	89,025
Valeo SA	4,158	308,600
Vinci SA	2,264	215,191
Vivendi SA	6,622	167,687

		14,463,086

GERMANY — 8.8%
adidas AG	3,053	690,811
Allianz SE	2,447	549,495
BASF SE	15,165	1,614,242
Bayer AG	14,214	1,937,476
Bayerische Motoren Werke AG	2,142	217,345
Beiersdorf AG	4,972	535,065
CECONOMY AG	4,582	53,968
Commerzbank AG (b)	18,653	253,814
Continental AG	2,196	557,515
Covestro AG (a)	1,157	99,508
Daimler AG	8,315	663,229
Deutsche Bank AG	18,665	322,822
Deutsche Boerse AG	1,622	175,856
Deutsche Lufthansa AG	5,014	139,357
Deutsche Post AG	16,883	751,758
Deutsche Telekom AG	13,515	252,204
E.ON SE	20,042	226,890
Fresenius Medical Care AG & Co. KGaA	5,013	490,525
Fresenius SE & Co. KGaA	3,610	291,273
Fuchs Petrolub SE Preference Shares	1,647	97,529
GEA Group AG	2,506	114,030
Hannover Rueck SE	1,096	132,096
HeidelbergCement AG	915	94,077
Henkel AG & Co. KGaA	4,158	506,060
Henkel AG & Co. KGaA Preference Shares	2,671	363,604
HUGO BOSS AG	1,525	134,475
Infineon Technologies AG	6,296	158,315
Innogy SE (a)	3,400	151,353
Linde AG	736	153,529
MAN SE	3,175	358,420
Merck KGaA	1,955	217,530
METRO AG (b)	3,950	83,517
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,748	587,687
Porsche Automobil Holding SE Preference Shares	3,730	238,560
ProSiebenSat.1 Media SE	3,298	112,425
RWE AG (b)	9,772	222,038
SAP SE	17,130	1,877,072
Siemens AG	3,175	447,415
ThyssenKrupp AG	4,828	143,120
TUI AG	19,655	333,846
United Internet AG	1,878	116,936
Volkswagen AG Preference Shares	3,419	557,788

		17,024,575

HONG KONG — 5.0%
AIA Group, Ltd.	183,223	1,351,178
Bank of East Asia, Ltd.	24,405	105,454
BOC Hong Kong Holdings, Ltd.	30,536	148,366
CK Asset Holdings, Ltd.	28,620	236,891
CK Hutchison Holdings, Ltd.	28,500	364,337
CK Infrastructure Holdings, Ltd.	61,000	524,818
CLP Holdings, Ltd.	91,000	932,637
Hang Seng Bank, Ltd.	48,829	1,190,296
HK Electric Investments & HK Electric Investments, Ltd. (a) (d)	273,540	249,351
HKT Trust & HKT, Ltd.	305,540	371,231
Hong Kong & China Gas Co., Ltd.	227,066	426,764
Hong Kong Exchanges & Clearing, Ltd.	24,797	666,697
Jardine Matheson Holdings, Ltd.	1,800	114,048
Li & Fung, Ltd.	222,000	111,416
Link REIT	30,500	247,180
MTR Corp., Ltd.	122,167	713,229
New World Development Co., Ltd.	123,615	177,572
PCCW, Ltd.	305,000	165,177
Power Assets Holdings, Ltd.	61,000	528,333
Sands China, Ltd.	48,800	253,975
Swire Pacific, Ltd. Class A	28,500	276,582
Techtronic Industries Co., Ltd.	30,500	162,834
WH Group, Ltd. (a)	120,500	128,049
Yue Yuen Industrial Holdings, Ltd.	61,500	233,852

		9,680,267

IRELAND — 0.9%
Bank of Ireland Group PLC (b)	3,496	28,641
CRH PLC	3,114	118,816
Experian PLC	15,354	308,789
Kerry Group PLC Class A	7,888	758,045
Paddy Power Betfair PLC	992	99,003
Ryanair Holdings PLC ADR (b)	3,759	396,274

		1,709,568

ISRAEL — 1.1%
Azrieli Group, Ltd.	4,812	267,258
Bank Hapoalim BM	85,101	595,750
Bank Leumi Le-Israel BM	73,543	390,344
Bezeq The Israeli Telecommunication Corp., Ltd.	85,453	122,183
Check Point Software Technologies, Ltd. (b)	3,206	365,548
Mizrahi Tefahot Bank, Ltd.	14,861	266,418
Teva Pharmaceutical Industries, Ltd.	4,224	73,848

		2,081,349

ITALY — 0.9%
Assicurazioni Generali SpA	12,539	233,620
Enel SpA	65,100	392,117
Eni SpA	12,330	204,071
Ferrari NV	889	98,266
Intesa Sanpaolo SpA	76,968	272,247
Luxottica Group SpA	2,257	126,180
Snam SpA	32,364	155,951
Telecom Italia SpA/Milano Savings Shares	133,197	100,148

See accompanying notes to financial statements.

SPDR MSCI EAFE StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

UniCredit SpA (b)	10,809	$230,267

		1,812,867

JAPAN — 23.2%
ABC-Mart, Inc.	4,600	242,740
Aeon Co., Ltd. (d)	6,100	90,092
Ajinomoto Co., Inc.	6,200	120,954
ANA Holdings, Inc.	11,800	446,464
Aozora Bank, Ltd.	4,600	174,903
Asahi Group Holdings, Ltd.	6,100	246,894
Astellas Pharma, Inc.	67,000	852,045
Benesse Holdings, Inc.	6,100	220,015
Bridgestone Corp.	17,800	807,416
Canon, Inc.	30,500	1,041,820
Chubu Electric Power Co., Inc.	6,100	75,705
Concordia Financial Group, Ltd.	11,500	56,813
Dai-ichi Life Holdings, Inc.	11,608	208,205
Daicel Corp.	5,300	63,846
Daiichi Sankyo Co., Ltd.	12,106	272,954
Daito Trust Construction Co., Ltd.	1,400	254,964
Denso Corp.	5,100	257,934
Disco Corp.	500	101,675
East Japan Railway Co.	6,100	562,773
Eisai Co., Ltd.	5,100	261,694
FamilyMart UNY Holdings Co., Ltd.	5,700	300,280
Fujitsu, Ltd.	13,000	96,537
Hitachi, Ltd.	55,000	387,416
Honda Motor Co., Ltd.	13,500	399,609
Hoshizaki Corp.	400	35,144
Hoya Corp.	6,200	334,607
Inpex Corp.	5,900	62,661
Isuzu Motors, Ltd.	7,900	104,641
ITOCHU Corp.	16,814	275,292
Japan Airlines Co., Ltd.	12,200	412,718
Japan Exchange Group, Inc.	12,206	215,894
Japan Post Bank Co., Ltd.	11,900	146,946
Japan Prime Realty Investment Corp. REIT	61	203,758
Japan Real Estate Investment Corp. REIT	56	269,142
Japan Retail Fund Investment Corp. REIT	183	328,234
Japan Tobacco, Inc.	20,300	665,095
JFE Holdings, Inc.	7,600	148,368
JXTG Holdings, Inc.	41,582	213,848
Kajima Corp.	57,000	566,126
Kakaku.com, Inc.	6,100	77,710
Kansai Electric Power Co., Inc.	6,500	83,123
Kao Corp.	12,200	717,488
KDDI Corp.	42,518	1,120,694
Keikyu Corp.	23,500	476,200
Keyence Corp.	1,500	796,207
Kirin Holdings Co., Ltd.	19,200	451,664
Kobe Steel, Ltd.	3,700	42,271
Koito Manufacturing Co., Ltd.	1,200	75,263
Komatsu, Ltd.	6,100	173,465
Konami Holdings Corp.	2,500	120,153
Kubota Corp.	6,100	110,848
Kyowa Hakko Kirin Co., Ltd.	6,100	103,721
Kyushu Financial Group, Inc.	6,900	42,418
Kyushu Railway Co.	10,919	324,471

Lawson, Inc. (d)	4,400	291,210
LINE Corp. (b) (d)	900	32,501
LIXIL Group Corp.	1,500	39,790
M3, Inc.	5,700	162,293
Marubeni Corp.	42,500	290,155
Mazda Motor Corp.	6,100	93,479
McDonald’s Holdings Co., Japan, Ltd.	6,100	269,871
MEIJI Holdings Co., Ltd.	5,100	404,140
Miraca Holdings, Inc.	4,600	213,725
MISUMI Group, Inc.	4,400	115,819
Mitsubishi Chemical Holdings Corp.	18,300	174,278
Mitsubishi Corp.	12,700	295,090
Mitsubishi Electric Corp.	6,200	96,829
Mitsubishi Heavy Industries, Ltd.	4,300	169,952
Mitsubishi Tanabe Pharma Corp.	18,413	422,028
Mitsubishi UFJ Financial Group, Inc.	133,900	869,193
Mitsui & Co., Ltd.	18,600	274,791
Mitsui OSK Lines, Ltd.	1,300	39,382
Mizuho Financial Group, Inc.	458,700	803,178
MS&AD Insurance Group Holdings, Inc.	6,100	196,334
Murata Manufacturing Co., Ltd.	4,900	719,993
Nabtesco Corp.	1,500	55,701
Nagoya Railroad Co., Ltd.	11,600	249,694
NH Foods, Ltd.	7,000	192,467
Nippon Building Fund, Inc. REIT	11	54,822
Nippon Paint Holdings Co., Ltd.	900	30,582
Nippon Prologis REIT, Inc.	123	259,080
Nippon Steel & Sumitomo Metal Corp.	8,300	190,495
Nippon Telegraph & Telephone Corp.	24,400	1,117,850
Nippon Yusen KK (b)	3,600	74,805
Nissan Motor Co., Ltd.	18,316	181,346
Nissin Foods Holdings Co., Ltd.	6,100	370,666
Nitori Holdings Co., Ltd.	3,800	543,171
Nitto Denko Corp.	4,800	400,068
Nomura Holdings, Inc.	25,200	141,038
Nomura Real Estate Master Fund, Inc.	304	395,107
Nomura Research Institute, Ltd.	6,300	245,698
NTT DOCOMO, Inc.	49,122	1,121,735
Obayashi Corp.	13,100	156,993
Oracle Corp. Japan	5,900	463,341
Oriental Land Co., Ltd.	6,100	464,633
ORIX Corp.	10,800	174,091
Osaka Gas Co., Ltd.	11,800	219,301
Otsuka Corp.	5,400	345,880
Otsuka Holdings Co., Ltd.	18,100	718,919
Panasonic Corp.	13,100	189,753
Park24 Co., Ltd. (d)	6,100	148,483
Recruit Holdings Co., Ltd.	48,005	1,039,294
Resona Holdings, Inc.	31,000	159,179
Ricoh Co., Ltd.	6,800	66,088
Ryohin Keikaku Co., Ltd.	500	147,248
Sankyo Co., Ltd.	6,100	194,545
Santen Pharmaceutical Co., Ltd.	12,200	192,161
Secom Co., Ltd.	6,100	444,474
Sekisui House, Ltd.	6,100	102,773
Seven & i Holdings Co., Ltd.	6,000	231,600
Shimamura Co., Ltd.	600	71,958
Shimano, Inc.	600	79,900
Shin-Etsu Chemical Co., Ltd.	300	26,811

See accompanying notes to financial statements.

SPDR MSCI EAFE StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Shionogi & Co., Ltd.	5,500	$300,542
SMC Corp.	600	211,558
SoftBank Group Corp.	5,700	459,990
Sompo Holdings, Inc.	1,900	73,897
Sony Corp.	6,100	226,843
Start Today Co., Ltd.	4,700	148,852
Subaru Corp.	12,300	443,637
Sumitomo Corp.	12,312	177,026
Sumitomo Electric Industries, Ltd.	6,200	101,236
Sumitomo Mitsui Financial Group, Inc.	17,200	660,099
Sumitomo Mitsui Trust Holdings, Inc.	4,800	173,169
Suntory Beverage & Food, Ltd.	11,987	533,513
Suzuken Co., Ltd.	1,100	39,089
Suzuki Motor Corp.	1,100	57,675
Sysmex Corp.	5,100	325,305
T&D Holdings, Inc.	5,000	72,558
Taisei Corp.	4,600	241,105
Taisho Pharmaceutical Holdings Co., Ltd.	5,300	402,097
Takeda Pharmaceutical Co., Ltd.	17,100	943,983
Terumo Corp.	6,000	235,864
Tobu Railway Co., Ltd.	11,000	301,959
Tohoku Electric Power Co., Inc.	6,100	77,547
Tokio Marine Holdings, Inc.	5,900	230,727
Tokyo Electric Power Co. Holdings, Inc. (b)	47,800	192,788
Tokyo Gas Co., Ltd.	9,209	225,624
Toray Industries, Inc.	54,000	523,617
Toshiba Corp. (b)	27,000	75,556
Toyo Suisan Kaisha, Ltd.	12,100	444,485
Toyota Motor Corp.	23,200	1,382,952
Toyota Tsusho Corp.	5,200	170,692
Trend Micro, Inc.	1,500	73,824
Tsuruha Holdings, Inc.	600	71,692
Unicharm Corp.	5,706	130,579
United Urban Investment Corp. REIT	244	357,226
USS Co., Ltd.	12,200	246,027
West Japan Railway Co.	5,200	361,341
Yahoo! Japan Corp. (d)	24,400	115,752
Yamada Denki Co., Ltd.	36,600	199,964
Yamaguchi Financial Group, Inc.	4,000	46,800
Yamato Holdings Co., Ltd.	9,400	189,687

		44,724,576

LUXEMBOURG — 0.3%
ArcelorMittal (b)	5,441	140,386
RTL Group SA	3,608	273,154
SES SA	7,408	162,106

		575,646

MEXICO — 0.0% (e)
Fresnillo PLC	1,598	30,123

NETHERLANDS — 2.6%
Aegon NV	22,955	133,733
Akzo Nobel NV	1,358	125,416
ASML Holding NV	7,314	1,245,544
Boskalis Westminster	2,314	80,906
EXOR NV	2,203	139,725
Heineken NV	974	96,320
ING Groep NV	21,355	393,836
Koninklijke Ahold Delhaize NV	10,740	200,864

Koninklijke DSM NV	1,684	137,884
Koninklijke KPN NV	22,704	77,972
Koninklijke Philips NV	4,366	180,291
NN Group NV	9,057	379,141
Randstad Holding NV	1,574	97,393
Royal Dutch Shell PLC Class A	26,545	800,783
Royal Dutch Shell PLC Class B	24,331	749,009
Wolters Kluwer NV	2,506	115,822

		4,954,639

NEW ZEALAND — 0.2%
Auckland International Airport, Ltd.	26,330	122,579
Contact Energy, Ltd.	9,217	36,646
Meridian Energy, Ltd.	47,172	97,016
Ryman Healthcare, Ltd.	14,313	95,916
Spark New Zealand, Ltd.	33,105	87,350

		439,507

NORWAY — 0.4%
DNB ASA	8,498	171,341
Gjensidige Forsikring ASA	4,156	72,362
Statoil ASA	10,892	217,969
Telenor ASA	7,401	156,568
Yara International ASA	1,887	84,556

		702,796

PORTUGAL — 0.1%
EDP - Energias de Portugal SA	24,174	91,022
Jeronimo Martins SGPS SA	5,196	102,522

		193,544

SINGAPORE — 2.1%
ComfortDelGro Corp., Ltd.	61,000	93,435
DBS Group Holdings, Ltd.	60,903	933,761
Keppel Corp., Ltd.	29,311	140,085
Oversea-Chinese Banking Corp., Ltd.	121,602	999,358
Singapore Airlines, Ltd.	61,000	451,003
Singapore Press Holdings, Ltd. (d)	61,000	122,184
Singapore Technologies Engineering, Ltd.	61,000	154,527
Singapore Telecommunications, Ltd.	311,500	844,155
StarHub, Ltd.	61,000	116,794
United Overseas Bank, Ltd.	11,175	193,389

		4,048,691

SOUTH AFRICA — 0.1%
Mondi PLC	6,108	164,306

SPAIN — 2.2%
ACS Actividades de Construccion y Servicios SA	3,342	123,881
Amadeus IT Group SA	8,986	584,172
Banco Bilbao Vizcaya Argentaria SA	51,613	461,349
Banco de Sabadell SA	51,698	107,933
Banco Santander SA	134,796	941,314
CaixaBank SA	28,749	144,105
Distribuidora Internacional de Alimentacion SA	9,258	54,013
Endesa SA	7,827	176,502
Iberdrola SA	30,759	238,980
Industria de Diseno Textil SA	20,857	786,193
Repsol SA	15,711	289,561

See accompanying notes to financial statements.

SPDR MSCI EAFE StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Telefonica SA	25,233	$274,201

		4,182,204

SWEDEN — 2.4%
Alfa Laval AB	5,360	130,612
Assa Abloy AB Class B	15,641	356,420
Atlas Copco AB Class A	16,756	708,025
Atlas Copco AB Class B	3,665	141,798
Essity AB Class B (b)	2,688	72,977
Hennes & Mauritz AB Class B	26,905	695,505
Hexagon AB Class B	3,669	181,464
ICA Gruppen AB	3,237	121,392
Investor AB Class B	5,014	247,127
Kinnevik AB Class B	5,930	192,960
L E Lundbergforetagen AB Class B	2,081	165,973
Nordea Bank AB	18,172	245,786
Sandvik AB	8,499	146,295
Securitas AB Class B	2,669	44,601
Skandinaviska Enskilda Banken AB Class A	9,355	122,978
Skanska AB Class B	7,645	176,740
Svenska Handelsbanken AB Class A	7,098	106,874
Swedbank AB Class A	4,522	124,762
Swedish Match AB	2,748	96,186
Telefonaktiebolaget LM Ericsson Class B	16,883	96,739
Telia Co. AB	49,501	232,636
Volvo AB Class B	9,416	181,114

		4,588,964

SWITZERLAND — 11.9%
ABB, Ltd.	37,386	924,991
Adecco Group AG (b)	3,054	237,982
Baloise Holding AG	1,525	241,453
Barry Callebaut AG (b)	122	187,110
Chocoladefabriken Lindt & Spruengli AG	122	696,621
Cie Financiere Richemont SA	1,279	116,982
Credit Suisse Group AG (b)	20,792	329,414
EMS-Chemie Holding AG	183	121,798
Ferguson PLC	4,586	301,241
Geberit AG	852	403,370
Givaudan SA	304	661,976
Glencore PLC (b)	118,346	543,024
Julius Baer Group, Ltd. (b)	4,136	244,928
Kuehne + Nagel International AG	5,318	985,446
LafargeHolcim, Ltd. (b) (c)	976	57,091
LafargeHolcim, Ltd. (b) (c)	1,159	67,680
Nestle SA	56,408	4,727,872
Novartis AG	19,404	1,662,455
Partners Group Holding AG	794	539,126
Roche Holding AG	15,530	3,967,565
Schindler Holding AG (c)	852	188,345
Schindler Holding AG (c)	730	157,151
SGS SA	122	292,896
Sika AG	59	439,329
Sonova Holding AG	4,708	799,426
Swatch Group AG	366	152,361
Swiss Life Holding AG (b)	671	236,542
Swiss Prime Site AG (b)	5,440	489,409
Swiss Re AG	11,191	1,014,315
Swisscom AG	1,767	906,144

UBS Group AG (b)	22,088	377,797
Vifor Pharma AG	610	71,869
Zurich Insurance Group AG	2,318	707,666

		22,851,375

UNITED KINGDOM — 18.7%
3i Group PLC	14,288	175,017
Admiral Group PLC	10,028	244,460
Anglo American PLC	12,178	218,856
Ashtead Group PLC	9,113	219,954
Associated British Foods PLC	7,037	301,457
AstraZeneca PLC	33,955	2,257,286
Aviva PLC	17,615	121,593
Babcock International Group PLC	8,499	94,357
BAE Systems PLC	63,660	539,361
Barclays PLC	145,708	377,978
Barratt Developments PLC	16,899	139,323
Berkeley Group Holdings PLC	3,114	155,292
BP PLC	117,368	751,589
British American Tobacco PLC	35,812	2,244,763
BT Group PLC	210,677	802,457
Bunzl PLC	10,462	318,204
Burberry Group PLC	8,681	204,985
Centrica PLC	87,639	219,876
CNH Industrial NV	8,380	100,653
Compass Group PLC	72,004	1,529,244
ConvaTec Group PLC (a)	65,508	240,727
Croda International PLC	2,627	133,685
Diageo PLC	59,832	1,969,111
Direct Line Insurance Group PLC	76,611	373,727
easyJet PLC	1,852	30,239
Fiat Chrysler Automobiles NV (b)	21,234	380,559
GKN PLC	41,297	191,705
GlaxoSmithKline PLC	44,844	895,555
Hargreaves Lansdown PLC	5,803	115,227
HSBC Holdings PLC	198,241	1,960,465
IMI PLC	7,031	117,254
Imperial Brands PLC	25,265	1,079,273
Intertek Group PLC	2,749	183,746
ITV PLC	83,022	194,592
J Sainsbury PLC	27,288	87,097
Johnson Matthey PLC	3,541	162,477
Kingfisher PLC	77,946	312,160
Land Securities Group PLC REIT	7,167	93,511
Legal & General Group PLC	104,317	363,748
Lloyds Banking Group PLC	312,588	284,049
London Stock Exchange Group PLC	1,963	100,869
Marks & Spencer Group PLC	43,741	207,393
Meggitt PLC	14,678	102,599
Merlin Entertainments PLC (a)	20,979	125,393
National Grid PLC	63,093	782,662
Next PLC	2,750	194,070
Old Mutual PLC	32,680	85,147
Pearson PLC	6,847	56,220
Persimmon PLC	7,220	250,111
Prudential PLC	12,539	300,542
Randgold Resources, Ltd.	1,842	180,777
Reckitt Benckiser Group PLC	22,784	2,082,608
RELX NV	21,040	447,971

See accompanying notes to financial statements.

SPDR MSCI EAFE StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

RELX PLC	51,088	$1,122,036
Rio Tinto PLC	7,280	339,215
Rio Tinto, Ltd.	6,410	334,620
Rolls-Royce Holdings PLC (b)	35,317	420,288
Royal Bank of Scotland Group PLC (b)	12,667	45,597
Royal Mail PLC	63,382	326,710
Sage Group PLC	21,231	198,965
Schroders PLC	2,142	96,416
Severn Trent PLC	2,566	74,809
Sky PLC	20,381	250,199
Smith & Nephew PLC	36,226	655,163
Smiths Group PLC	7,949	168,183
SSE PLC	35,704	669,195
St James’s Place PLC	8,620	132,535
Standard Chartered PLC (b)	30,278	301,256
Standard Life Aberdeen PLC	17,835	103,729
Tate & Lyle PLC	32,519	282,935
Taylor Wimpey PLC	54,946	144,119
Tesco PLC (b)	65,450	164,338
Travis Perkins PLC	2,507	48,704
Unilever NV	33,249	1,966,920
Unilever PLC	28,117	1,629,264
United Utilities Group PLC	5,379	61,667
Vodafone Group PLC	273,645	766,579
Whitbread PLC	3,671	185,483
William Hill PLC	28,447	96,331
Wm Morrison Supermarkets PLC	29,490	92,622
WPP PLC	19,588	363,981

		36,143,833

UNITED STATES — 0.1%
Shire PLC	1,955	99,356

TOTAL COMMON STOCKS (Cost $171,736,565)		191,227,849

SHORT-TERM INVESTMENTS — 0.4%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (f) (g)	152,020	152,020

State Street Navigator Securities Lending Government Money Market Portfolio (f) (h)	666,545	666,545

TOTAL SHORT-TERM INVESTMENTS (Cost $818,565)		818,565

TOTAL INVESTMENTS — 99.7% (Cost $172,555,130)		192,046,414
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		597,639

NET ASSETS — 100.0%		$192,644,053

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 0.8% of net assets as of September 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Non-income producing security.
(c)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(d)	All or a portion of the shares of the security are on loan at September 30, 2017.
(e)	Amount is less than 0.05% of net assets.
(f)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(g)	The rate shown is the annualized seven-day yield at September 30, 2017.
(h)	Investment of cash collateral for securities loaned.

ADR = American Depositary Receipt

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$8,863,024	$—	$—	$8,863,024
Austria	142,472	—	—	142,472
Belgium	1,857,238	—	—	1,857,238
Denmark	7,482,879	—	—	7,482,879
Finland	2,410,964	—	—	2,410,964
France	14,463,086	—	—	14,463,086
Germany	17,024,575	—	—	17,024,575
Hong Kong	9,680,267	—	—	9,680,267
Ireland	1,709,568	—	—	1,709,568

See accompanying notes to financial statements.

SPDR MSCI EAFE StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Israel	$2,081,349	$—	$—	$2,081,349
Italy	1,812,867	—	—	1,812,867
Japan	44,724,576	—	—	44,724,576
Luxembourg	575,646	—	—	575,646
Mexico	30,123	—	—	30,123
Netherlands	4,954,639	—	—	4,954,639
New Zealand	439,507	—	—	439,507
Norway	702,796	—	—	702,796
Portugal	193,544	—	—	193,544
Singapore	4,048,691	—	—	4,048,691
South Africa	164,306	—	—	164,306
Spain	4,182,204	—	—	4,182,204
Sweden	4,588,964	—	—	4,588,964
Switzerland	22,851,375	—	—	22,851,375
United Kingdom	36,143,833	—	—	36,143,833
United States	99,356	—	—	99,356
Short-Term Investments	818,565	—	—	818,565

TOTAL INVESTMENTS	$192,046,414	$—	$—	$192,046,414

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	7,487	$7,487	$3	$7,490	$—	$—	—	$—	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	3,712,893	3,560,873	—	—	152,020	152,020	1,114
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	586,362	586,362	—	—	—	—	155
State Street Navigator Securities Lending Government Money Market Portfolio*	—	—	7,025,683	6,359,138	—	—	666,545	666,545	3,332

TOTAL		$7,487	$11,324,941	$10,513,863	$—	$—		$818,565	$4,601

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

SPDR MSCI Emerging Markets StrategicFactors ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.4%
BRAZIL — 5.6%
Ambev SA	59,160	$393,509
Ambev SA ADR	370,546	2,441,898
B3 SA - Brasil Bolsa Balcao	15,740	119,176
Banco Bradesco SA	17,977	189,821
Banco Bradesco SA Preference Shares	57,460	636,699
Banco do Brasil SA	27,627	304,817
Banco Santander Brasil SA	8,016	70,045
BB Seguridade Participacoes SA	56,501	511,396
BR Malls Participacoes SA	8,246	36,679
Braskem SA Class A, Preference Shares	2,722	36,512
BRF SA (a)	1,524	22,004
BRF SA ADR (a) (b)	6,629	95,524
CCR SA	7,568	42,372
Centrais Eletricas Brasileiras SA (a)	5,400	33,733
Centrais Eletricas Brasileiras SA ADR (b)	5,343	38,363
Centrais Eletricas Brasileiras SA Class B, Preference Shares	490	3,515
Cia Brasileira de Distribuicao ADR (a)	4,239	100,337
Cia Brasileira de Distribuicao Preference Shares (a)	532	12,614
Cia de Saneamento Basico do Estado de Sao Paulo	434	4,566
Cia de Saneamento Basico do Estado de Sao Paulo ADR	3,608	37,740
Cia Energetica de Minas Gerais ADR (b)	26,124	64,788
Cia Energetica de Minas Gerais Preference Shares	4,886	12,326
Cia Paranaense de Energia ADR (b)	2,833	25,100
Cia Paranaense de Energia Preference Shares	406	3,623
Cia Siderurgica Nacional SA (a)	1,232	3,743
Cia Siderurgica Nacional SA ADR (a) (b)	9,687	28,674
Cielo SA	120,219	835,374
Cosan SA Industria e Comercio	2,050	23,461
CPFL Energia SA ADR (b)	12,698	217,898
Duratex SA	3,346	10,017
EDP - Energias do Brasil SA	13,600	65,095
Embraer SA	980	5,543
Embraer SA ADR	3,084	69,729
Engie Brasil Energia SA	10,565	121,076
Equatorial Energia SA	13,697	265,223
Fibria Celulose SA ADR (b)	3,157	42,746
Gerdau SA Preference Shares	19,420	67,780
Hypermarcas SA	982	9,996
Itau Unibanco Holding SA Preference Shares	10,045	137,664
Itau Unibanco Holding SA Preference Shares ADR	50,510	691,987
Itausa - Investimentos Itau SA Preference Shares	315,633	1,100,622
JBS SA	32,918	88,457
Klabin SA	4,939	28,652
Kroton Educacional SA	12,004	76,089

Localiza Rent a Car SA	735	13,410
Lojas Americanas SA	712	3,536
Lojas Americanas SA Preference Shares	1,921	11,691
Lojas Renner SA	44,757	510,231
M Dias Branco SA	5,677	89,198
Multiplan Empreendimentos Imobiliarios SA	210	4,868
Natura Cosmeticos SA	604	5,958
Odontoprev SA	18,640	90,927
Petroleo Brasileiro SA (a)	14,974	74,843
Petroleo Brasileiro SA ADR (a)	26,329	264,343
Petroleo Brasileiro SA Preference Shares (a)	32,977	159,508
Petroleo Brasileiro SA Preference Shares ADR (a)	30,856	298,069
Porto Seguro SA	1,916	22,818
Qualicorp SA	746	8,938
Raia Drogasil SA	10,973	260,176
Rumo SA (a)	6,735	25,742
Sul America SA	15,478	87,540
Suzano Papel e Celulose SA Class A, Preference Shares	3,400	19,681
Telefonica Brasil SA ADR	5,624	89,084
Telefonica Brasil SA Preference Shares	644	10,275
Tim Participacoes SA	1,806	6,594
Tim Participacoes SA ADR	2,791	51,019
Transmissora Alianca de Energia Eletrica SA	1,400	9,848
Ultrapar Participacoes SA	378	9,000
Ultrapar Participacoes SA ADR	3,815	90,873
Vale SA	9,037	91,051
Vale SA ADR	23,948	241,156
Vale SA Preference Shares	6,600	61,636
WEG SA	31,877	215,661

		11,954,657

CHILE — 1.8%
AES Gener SA	25,647	8,986
Aguas Andinas SA Class A	915,087	583,060
Banco de Chile	1,627,363	248,587
Banco de Chile ADR	9,893	901,945
Banco de Credito e Inversiones	2,041	129,266
Banco Santander Chile	90,118	6,710
Banco Santander Chile ADR	1,725	51,250
Cencosud SA	24,306	74,409
Cencosud SA ADR (a)	5,135	47,160
Cia Cervecerias Unidas SA	2,256	30,416
Cia Cervecerias Unidas SA ADR	4,502	121,239
Colbun SA	340,465	82,435
Embotelladora Andina SA Class B, Preference Shares	1,220	5,710
Empresa Nacional de Telecomunicaciones SA	1,189	12,315
Empresas CMPC SA	16,443	43,345
Empresas COPEC SA	11,327	148,520
Enel Americas SA	110,675	22,693
Enel Americas SA ADR	10,605	108,383

See accompanying notes to financial statements.

SPDR MSCI Emerging Markets StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Enel Chile SA	176,260	$21,522
Enel Chile SA ADR	4,636	27,816
Enel Generacion Chile SA	26,934	23,551
Enel Generacion Chile SA ADR (b)	10,603	279,495
Itau CorpBanca ADR	1,333	18,529
Latam Airlines Group SA	616	8,119
Latam Airlines Group SA ADR (b)	3,952	52,364
SACI Falabella	80,660	787,745
Sociedad Quimica y Minera de Chile SA ADR	1,022	56,885
Sociedad Quimica y Minera de Chile SA Class B, Preference Shares	84	4,667

		3,907,122

CHINA — 24.0%
3SBio, Inc. (a) (c)	114,890	184,161
58.com, Inc. ADR (a)	158	9,976
AAC Technologies Holdings, Inc.	93,500	1,570,563
Agricultural Bank of China, Ltd. Class H	1,387,000	621,519
Air China, Ltd. Class H	52,000	43,207
Alibaba Group Holding, Ltd. ADR (a) (b)	7,027	1,213,633
Aluminum Corp. of China, Ltd. Class H (a)	74,000	66,414
Anhui Conch Cement Co., Ltd. Class H	14,000	55,834
ANTA Sports Products, Ltd.	150,000	630,865
Autohome, Inc. ADR (a)	3,761	225,961
AviChina Industry & Technology Co., Ltd. Class H	4,000	2,417
Baidu, Inc. ADR (a)	3,002	743,565
Bank of China, Ltd. Class H	4,099,071	2,020,488
Bank of Communications Co., Ltd. Class H	435,000	317,449
Beijing Capital International Airport Co., Ltd. Class H	168,000	250,364
Beijing Enterprises Holdings, Ltd.	12,500	67,216
Beijing Enterprises Water Group, Ltd. (a)	70,000	56,371
Brilliance China Automotive Holdings, Ltd.	200,000	532,603
Byd Co., Ltd. Class H (b)	6,000	55,654
CGN Power Co., Ltd. Class H (c)	117,100	32,383
China Cinda Asset Management Co., Ltd. Class H	174,548	64,360
China CITIC Bank Corp., Ltd. Class H	526,000	334,024
China Coal Energy Co., Ltd. Class H	34,000	16,063
China Communications Construction Co., Ltd. Class H	134,000	167,271
China Communications Services Corp., Ltd. Class H	96,000	49,409
China Conch Venture Holdings, Ltd.	20,000	38,921
China Construction Bank Corp. Class H	3,482,394	2,889,103
China Everbright Bank Co., Ltd. Class H	495,274	228,909
China Everbright International, Ltd.	19,000	23,839
China Everbright, Ltd.	18,000	41,389

China Evergrande Group (a)	52,625	183,598
China Galaxy Securities Co., Ltd. Class H	51,334	45,020
China Huarong Asset Management Co., Ltd. (c)	284,200	126,987
China Huishan Dairy Holdings Co., Ltd. (a) (d)	1,072,393	—
China Jinmao Holdings Group, Ltd.	88,000	44,278
China Life Insurance Co., Ltd. Class H	83,000	247,065
China Longyuan Power Group Corp., Ltd. Class H	55,000	40,982
China Medical System Holdings, Ltd.	229,733	401,188
China Mengniu Dairy Co., Ltd. (a)	160,000	447,591
China Merchants Bank Co., Ltd. Class H	94,500	332,112
China Merchants Port Holdings Co., Ltd.	35,473	109,452
China Minsheng Banking Corp., Ltd. Class H	218,300	200,114
China Mobile, Ltd.	463,997	4,701,930
China National Building Material Co., Ltd. Class H	182,000	126,060
China Oilfield Services, Ltd. Class H	28,000	25,632
China Overseas Land & Investment, Ltd.	78,000	253,652
China Pacific Insurance Group Co., Ltd. Class H	36,000	155,095
China Petroleum & Chemical Corp. Class H	1,180,395	884,084
China Power International Development, Ltd.	106,000	34,878
China Railway Construction Corp., Ltd. Class H	70,500	89,358
China Railway Group, Ltd. Class H	131,000	108,346
China Resources Beer Holdings Co., Ltd.	130,092	352,266
China Resources Gas Group, Ltd.	158,000	550,220
China Resources Land, Ltd.	46,444	142,114
China Resources Power Holdings Co., Ltd.	94,267	170,172
China Shenhua Energy Co., Ltd. Class H	68,000	159,842
China Southern Airlines Co., Ltd. Class H	34,000	23,419
China State Construction International Holdings, Ltd.	112,000	163,181
China Taiping Insurance Holdings Co., Ltd.	32,610	87,258
China Telecom Corp., Ltd. Class H	660,000	337,998
China Unicom Hong Kong, Ltd. (a)	200,000	278,080
China Vanke Co., Ltd. Class H	79,492	261,557
Chongqing Changan Automobile Co., Ltd. Class B	74,200	98,133
Chongqing Rural Commercial Bank Co., Ltd. Class H	108,000	68,445
CITIC Securities Co., Ltd. Class H	28,000	61,587
CITIC, Ltd.	146,000	215,709
CNOOC, Ltd.	419,000	540,735
COSCO SHIPPING Ports, Ltd.	286,480	318,731

See accompanying notes to financial statements.

SPDR MSCI Emerging Markets StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Country Garden Holdings Co., Ltd.	80,266	$127,633
CRRC Corp., Ltd. Class H	55,000	48,869
CSPC Pharmaceutical Group, Ltd.	710,000	1,188,984
Ctrip.com International, Ltd. ADR (a)	1,235	65,134
Dongfeng Motor Group Co., Ltd. Class H	232,000	306,533
ENN Energy Holdings, Ltd.	9,000	65,218
Fang Holdings, Ltd. ADR (a) (b)	42	170
Far East Horizon, Ltd.	22,000	20,674
Fosun International, Ltd.	52,500	110,637
Fuyao Glass Industry Group Co., Ltd. Class H (c)	45,600	165,511
Geely Automobile Holdings, Ltd.	390,000	1,098,493
GF Securities Co., Ltd. Class H	24,800	53,914
GOME Retail Holdings, Ltd.	282,000	31,772
Great Wall Motor Co., Ltd. Class H	260,500	320,176
Guangdong Investment, Ltd.	742,000	1,058,277
Guangzhou Automobile Group Co., Ltd. Class H	22,000	50,925
Guangzhou R&F Properties Co., Ltd. Class H	38,800	89,913
Haitian International Holdings, Ltd.	40,000	114,971
Haitong Securities Co., Ltd. Class H	42,000	67,861
Hengan International Group Co., Ltd.	84,374	781,011
Huaneng Power International, Inc. Class H	172,000	106,362
Huaneng Renewables Corp., Ltd. Class H	38,000	12,552
Huatai Securities Co., Ltd. Class H (c)	22,243	49,266
Industrial & Commercial Bank of China, Ltd. Class H	3,220,448	2,391,412
JD.com, Inc. ADR (a)	2,368	90,458
Jiangsu Expressway Co., Ltd. Class H	374,000	572,681
Jiangxi Copper Co., Ltd. Class H	36,000	56,876
Kingsoft Corp., Ltd.	2,000	4,660
Kunlun Energy Co., Ltd.	58,000	56,658
Lenovo Group, Ltd.	354,915	195,845
Longfor Properties Co., Ltd.	40,500	102,148
Minth Group, Ltd.	40,000	209,456
NetEase, Inc. ADR	7,770	2,049,804
New China Life Insurance Co., Ltd. Class H	12,200	68,961
New Oriental Education & Technology Group, Inc. ADR	10,970	968,212
People’s Insurance Co. Group of China, Ltd. Class H	230,000	102,769
PetroChina Co., Ltd. Class H	650,000	411,935
PICC Property & Casualty Co., Ltd. Class H	316,180	557,819
Ping An Insurance Group Co. of China, Ltd. Class H	64,500	495,061
Semiconductor Manufacturing International Corp. (a) (b)	278,200	314,149
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	236,000	167,089
Shanghai Electric Group Co., Ltd. Class H (a) (b)	36,000	15,855
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	1,500	6,222

Shanghai Industrial Holdings, Ltd.	7,000	21,195
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. Class B	149,127	237,261
Shanghai Pharmaceuticals Holding Co., Ltd. Class H	57,800	141,194
Shenzhou International Group Holdings, Ltd.	124,000	971,590
Sihuan Pharmaceutical Holdings Group, Ltd.	598,000	217,435
SINA Corp. (a)	291	33,363
Sino-Ocean Group Holding, Ltd.	85,000	56,698
Sinopec Engineering Group Co., Ltd. Class H	57,713	50,910
Sinopec Shanghai Petrochemical Co., Ltd. Class H	54,000	32,148
Sinopharm Group Co., Ltd. Class H	36,000	158,552
SOHO China, Ltd. (a)	22,000	12,590
Sunac China Holdings, Ltd. (b)	29,697	135,925
Sunny Optical Technology Group Co., Ltd.	52,893	841,066
TAL Education Group ADR	26,190	882,865
Tencent Holdings, Ltd.	138,878	5,977,798
Tingyi Cayman Islands Holding Corp.	18,000	27,101
TravelSky Technology, Ltd. Class H	173,000	450,734
Tsingtao Brewery Co., Ltd. Class H	34,000	130,155
Vipshop Holdings, Ltd. ADR (a)	1,986	17,457
Want Want China Holdings, Ltd.	435,000	305,754
Weibo Corp. ADR (a) (b)	26	2,572
Weichai Power Co., Ltd. Class H	40,000	43,837
Yanzhou Coal Mining Co., Ltd. Class H	46,000	45,289
YY, Inc. ADR (a)	2,288	198,553
Zhejiang Expressway Co., Ltd. Class H	214,000	266,038
Zhuzhou CRRC Times Electric Co., Ltd. Class H	36,300	203,327
Zijin Mining Group Co., Ltd. Class H	82,000	28,136
ZTE Corp. Class H (a)	8,280	27,085

		51,230,354

COLOMBIA — 0.4%
Bancolombia SA	3,790	42,253
Bancolombia SA ADR (b)	1,292	59,161
Bancolombia SA Preference Shares	2,894	33,288
Cementos Argos SA	1,555	6,195
Ecopetrol SA	9,534	4,545
Ecopetrol SA ADR (b)	3,907	37,077
Grupo Argos SA	7,463	53,671
Grupo Aval Acciones y Valores SA Preference Shares	32,251	14,606
Grupo de Inversiones Suramericana SA	2,297	31,975
Grupo de Inversiones Suramericana SA Preference Shares	7,957	108,867
Interconexion Electrica SA ESP	82,800	385,702

		777,340

CZECH REPUBLIC — 0.3%
CEZ A/S	4,951	99,377
Komercni banka A/S	6,101	266,399

See accompanying notes to financial statements.

SPDR MSCI Emerging Markets StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Moneta Money Bank A/S (c)	45,251	$159,305
O2 Czech Republic A/S	13,616	167,214

		692,295

EGYPT — 0.3%
Commercial International Bank Egypt SAE GDR	145,908	663,152
Egyptian Financial Group-Hermes Holding Co.	7,087	8,898

		672,050

GREECE — 0.6%
Alpha Bank AE (a)	47,752	94,276
Eurobank Ergasias SA (a)	69,936	61,843
FF Group (a)	440	9,566
Hellenic Telecommunications Organization SA	15,270	184,674
JUMBO SA	20,378	337,031
National Bank of Greece SA (a)	170,591	57,880
OPAP SA	19,875	210,291
Piraeus Bank SA (a)	13,883	47,596
Titan Cement Co. SA	8,671	219,573

		1,222,730

HONG KONG — 0.8%
Alibaba Pictures Group, Ltd. (a) (b)	10,000	1,600
China Gas Holdings, Ltd.	44,000	131,819
Fullshare Holdings, Ltd. (a) (b)	363,393	158,185
GCL-Poly Energy Holdings, Ltd. (a) (b)	458,000	62,742
Haier Electronics Group Co., Ltd. (a)	98,000	238,893
Hanergy Thin Film Power Group, Ltd. (a) (d)	598,000	—
Nine Dragons Paper Holdings, Ltd.	14,000	27,531
Shimao Property Holdings, Ltd.	55,500	120,370
Sino Biopharmaceutical, Ltd.	652,000	689,505
Sun Art Retail Group, Ltd.	259,332	240,716

		1,671,361

HUNGARY — 0.4%
MOL Hungarian Oil & Gas PLC	29,520	337,010
OTP Bank PLC	3,361	126,558
Richter Gedeon Nyrt	18,233	454,470

		918,038

INDIA — 9.5%
ACC, Ltd.	193	4,896
Adani Ports & Special Economic Zone, Ltd.	40,771	235,157
Ambuja Cements, Ltd.	2,581	10,528
Apollo Hospitals Enterprise, Ltd.	134	2,062
Ashok Leyland, Ltd.	1,669	3,145
Asian Paints, Ltd.	47,533	823,532
Aurobindo Pharma, Ltd.	19,943	211,169
Axis Bank, Ltd.	21,555	168,015
Bajaj Auto, Ltd.	6,704	319,128
Bajaj Finance, Ltd.	200	5,628
Bajaj Finserv, Ltd.	170	13,415
Bharat Forge, Ltd.	339	3,056
Bharat Forge, Ltd. Bonus Shares (e)	339	3,056

Bharat Heavy Electricals, Ltd.	7,216	9,274
Bharat Heavy Electricals, Ltd. Bonus Shares (e)	3,608	4,637
Bharat Petroleum Corp., Ltd.	59,267	427,626
Bharti Airtel, Ltd.	11,555	68,893
Bharti Infratel, Ltd.	31,201	190,301
Bosch, Ltd.	457	143,740
Cadila Healthcare, Ltd.	19,375	139,514
Cipla, Ltd.	6,092	54,662
Coal India, Ltd.	66,895	277,381
Container Corp. Of India, Ltd.	170	3,505
Dabur India, Ltd.	144,889	676,533
Dr Reddy’s Laboratories, Ltd.	495	17,647
Dr Reddy’s Laboratories, Ltd. ADR	515	18,375
Eicher Motors, Ltd.	1,030	492,188
GAIL India, Ltd.	653	4,189
GAIL India, Ltd. GDR	1,277	49,101
Glenmark Pharmaceuticals, Ltd.	8,693	79,624
Godrej Consumer Products, Ltd.	14,065	197,916
Grasim Industries, Ltd.	3,474	60,308
Havells India, Ltd.	18,626	137,770
HCL Technologies, Ltd.	76,631	1,026,283
Hero MotoCorp, Ltd.	4,062	234,725
Hindalco Industries, Ltd.	28,413	104,657
Hindustan Petroleum Corp., Ltd.	13,907	90,868
Hindustan Unilever, Ltd.	69,131	1,242,389
Housing Development Finance Corp., Ltd.	10,800	288,047
ICICI Bank, Ltd.	1,894	8,020
ICICI Bank, Ltd. ADR	14,228	121,792
Idea Cellular, Ltd.	22,609	26,808
Indiabulls Housing Finance, Ltd.	3,349	61,871
Indian Oil Corp., Ltd.	37,783	231,661
Infosys, Ltd.	50,056	689,611
Infosys, Ltd. ADR (b)	115,836	1,690,047
ITC, Ltd.	266,687	1,054,581
JSW Steel, Ltd.	8,042	30,588
Larsen & Toubro, Ltd.	378	6,609
Larsen & Toubro, Ltd. GDR	2,777	49,014
LIC Housing Finance, Ltd.	1,712	16,443
Lupin, Ltd.	17,828	276,754
Mahindra & Mahindra Financial Services, Ltd.	1,058	6,679
Mahindra & Mahindra, Ltd.	336	6,452
Mahindra & Mahindra, Ltd. GDR	2,991	57,726
Marico, Ltd.	87,257	415,112
Maruti Suzuki India, Ltd.	7,602	928,510
Motherson Sumi Systems, Ltd.	34,388	177,099
Nestle India, Ltd.	2,329	257,306
NTPC, Ltd.	19,011	48,735
Oil & Natural Gas Corp., Ltd.	22,703	59,416
Piramal Enterprises, Ltd.	149	5,982
Power Finance Corp., Ltd.	10,713	19,993
Reliance Industries, Ltd.	7,230	86,435
Reliance Industries, Ltd. GDR (c)	14,262	340,149
Rural Electrification Corp., Ltd.	6,150	14,396
Shree Cement, Ltd.	468	133,121
Shriram Transport Finance Co., Ltd.	991	15,997
Siemens, Ltd.	93	1,693

See accompanying notes to financial statements.

SPDR MSCI Emerging Markets StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

State Bank of India GDR	3,312	$127,181
Sun Pharmaceutical Industries, Ltd.	87,240	672,130
Tata Consultancy Services, Ltd.	54,067	2,016,297
Tata Motors, Ltd. (a)	3,760	23,111
Tata Motors, Ltd. ADR (a)	6,190	193,561
Tata Motors, Ltd. Class A (a)	12,816	43,616
Tata Power Co., Ltd.	17,137	20,411
Tata Steel, Ltd.	742	7,413
Tata Steel, Ltd. GDR	6,218	61,869
Tech Mahindra, Ltd.	69,243	485,348
Titan Co., Ltd.	30,276	270,941
UltraTech Cement, Ltd.	253	14,928
United Spirits, Ltd. (a)	35	1,285
UPL, Ltd.	20,924	249,377
Vedanta, Ltd.	20,103	96,714
Wipro, Ltd.	92,875	398,472
Wipro, Ltd. ADR (b)	111,606	633,922
Yes Bank, Ltd.	14,150	75,819
Zee Entertainment Enterprises, Ltd.	30,215	240,582

		20,314,517

INDONESIA — 4.1%
Adaro Energy Tbk PT	199,800	27,072
AKR Corporindo Tbk PT	13,800	7,275
Astra International Tbk PT	185,800	108,978
Bank Central Asia Tbk PT	1,271,325	1,916,096
Bank Danamon Indonesia Tbk PT	95,600	36,908
Bank Mandiri Persero Tbk PT	280,000	139,803
Bank Negara Indonesia Persero Tbk PT	168,900	92,795
Bank Rakyat Indonesia Persero Tbk PT	785,700	891,051
Bumi Serpong Damai Tbk PT	83,800	11,012
Charoen Pokphand Indonesia Tbk PT	404,900	82,369
Gudang Garam Tbk PT	58,800	287,255
Hanjaya Mandala Sampoerna Tbk PT	2,341,700	671,094
Indocement Tunggal Prakarsa Tbk PT	118,500	166,282
Indofood CBP Sukses Makmur Tbk PT	341,100	220,959
Indofood Sukses Makmur Tbk PT	299,500	187,340
Jasa Marga Persero Tbk PT	100,700	41,868
Kalbe Farma Tbk PT	3,959,500	489,462
Lippo Karawaci Tbk PT	200,900	10,814
Matahari Department Store Tbk PT	196,800	135,520
Media Nusantara Citra Tbk PT	30,000	2,940
Pakuwon Jati Tbk PT	1,268,878	57,466
Perusahaan Gas Negara Persero Tbk	213,700	24,989
Semen Indonesia Persero Tbk PT	183,400	137,867
Summarecon Agung Tbk PT	67,000	5,298
Surya Citra Media Tbk PT	435,600	70,827
Telekomunikasi Indonesia Persero Tbk PT	5,332,775	1,852,950
Tower Bersama Infrastructure Tbk PT	67,191	32,800
Unilever Indonesia Tbk PT	293,100	1,065,749
United Tractors Tbk PT	22,000	52,268
Waskita Karya Persero Tbk PT	17,300	2,280
XL Axiata Tbk PT (a)	39,100	10,857

		8,840,244

MALAYSIA — 3.3%
AirAsia Bhd	10,400	8,497

Alliance Bank Malaysia Bhd	6,900	6,373
AMMB Holdings Bhd	41,200	42,542
Astro Malaysia Holdings Bhd	6,700	4,475
Axiata Group Bhd	24,502	30,406
British American Tobacco Malaysia Bhd	10,600	109,803
CIMB Group Holdings Bhd	67,272	100,370
Dialog Group Bhd	8,000	3,789
DiGi.Com Bhd	73,200	84,945
Felda Global Ventures Holdings Bhd	17,200	6,884
Gamuda Bhd	7,800	9,753
Genting Bhd	35,400	80,064
Genting Malaysia Bhd	29,200	37,205
Genting Plantations Bhd	800	1,951
HAP Seng Consolidated Bhd	49,400	106,463
Hartalega Holdings Bhd	64,300	105,987
Hong Leong Bank Bhd	193,520	726,874
Hong Leong Financial Group Bhd	2,900	11,401
IHH Healthcare Bhd	593,100	807,655
IJM Corp. Bhd	31,200	24,384
IOI Corp. Bhd	14,900	16,020
IOI Properties Group Bhd	18,308	8,758
Kuala Lumpur Kepong Bhd	2,600	15,123
Malayan Banking Bhd	424,901	958,983
Malaysia Airports Holdings Bhd	3,100	6,240
Maxis Bhd	438,600	602,458
MISC Bhd	20,800	35,960
Petronas Chemicals Group Bhd	239,000	412,625
Petronas Dagangan Bhd	32,700	188,340
Petronas Gas Bhd	135,900	576,107
PPB Group Bhd	3,300	13,177
Public Bank Bhd	220,111	1,065,499
RHB Capital Bhd	13,138	15,651
Sapura Energy Bhd	73,300	26,386
Sime Darby Bhd	20,727	44,277
Telekom Malaysia Bhd	135,785	209,024
Tenaga Nasional Bhd	120,300	407,980
UMW Holdings Bhd (a)	7,400	9,726
Westports Holdings Bhd	126,238	113,906
YTL Corp. Bhd	61,900	19,937
YTL Power International Bhd	17,800	5,775

		7,061,773

MEXICO — 2.4%
Alfa SAB de CV Class A	49,296	62,410
America Movil SAB de CV Series L	408,239	363,294
Arca Continental SAB de CV	69,881	479,028
Cemex SAB de CV Series CPO (a)	166,070	151,353
Coca-Cola Femsa SAB de CV Series L	13,775	106,738
El Puerto de Liverpool SAB de CV Series C1	1,702	13,778
Fibra Uno Administracion SA de CV REIT	55,097	93,208
Fomento Economico Mexicano SAB de CV	14,332	137,359
Gentera SAB de CV	57,470	93,393
Gruma SAB de CV Class B	24,990	366,375
Grupo Aeroportuario del Pacifico SAB de CV Class B	56,846	583,509

See accompanying notes to financial statements.

SPDR MSCI Emerging Markets StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Grupo Aeroportuario del Sureste SAB de CV Class B	19,970	$381,150
Grupo Bimbo SAB de CV Series A	26,298	63,677
Grupo Carso SAB de CV Series A1	6,463	25,547
Grupo Financiero Banorte SAB de CV Series O	34,273	237,014
Grupo Financiero Inbursa SAB de CV Series O	32,236	59,131
Grupo Financiero Santander Mexico SAB de CV Class B	27,438	55,860
Grupo Lala SAB de CV	35,590	60,364
Grupo Mexico SAB de CV Series B	50,952	156,257
Grupo Televisa SAB Series CPO	21,530	106,409
Industrias Penoles SAB de CV	733	18,258
Infraestructura Energetica Nova SAB de CV	33,760	189,555
Kimberly-Clark de Mexico SAB de CV Class A	7,326	14,947
Mexichem SAB de CV	13,846	36,660
Promotora y Operadora de Infraestructura SAB de CV	14,280	151,574
Wal-Mart de Mexico SAB de CV	502,389	1,153,661

		5,160,509

PAKISTAN — 0.1%
Engro Corp., Ltd.	4,469	12,860
Habib Bank, Ltd.	38,734	66,476
Lucky Cement, Ltd.	18,906	101,451
MCB Bank, Ltd.	53,997	107,148
Oil & Gas Development Co., Ltd.	5,662	7,991
United Bank, Ltd.	6,406	11,566

		307,492

PERU — 0.5%
Cia de Minas Buenaventura SAA ADR	3,178	40,647
Credicorp, Ltd.	5,158	1,057,493
Southern Copper Corp.	596	23,697

		1,121,837

PHILIPPINES — 1.5%
Aboitiz Equity Ventures, Inc.	292,620	422,229
Aboitiz Power Corp.	465,400	392,571
Alliance Global Group, Inc.	30,800	9,725
Ayala Corp.	1,450	27,687
Ayala Land, Inc.	28,300	24,234
Bank of the Philippine Islands	238,130	466,186
BDO Unibank, Inc.	213,142	548,385
DMCI Holdings, Inc.	237,530	72,943
Globe Telecom, Inc.	130	5,246
GT Capital Holdings, Inc.	840	19,198
International Container Terminal Services, Inc.	4,380	8,967
JG Summit Holdings, Inc.	17,090	25,232
Jollibee Foods Corp.	104,870	503,298
Megaworld Corp.	143,000	14,722
Metro Pacific Investments Corp.	115,000	15,167
Metropolitan Bank & Trust Co.	93,851	159,807
PLDT, Inc.	1,481	48,629
Robinsons Land Corp.	56,500	28,139
Security Bank Corp.	22,860	109,441

SM Investments Corp.	1,685	29,289
SM Prime Holdings, Inc.	52,200	35,400
Universal Robina Corp.	90,590	272,486

		3,238,981

POLAND — 1.0%
Alior Bank SA (a)	1,473	27,686
Bank Handlowy w Warszawie SA	551	10,449
Bank Millennium SA (a)	14,998	28,852
Bank Pekao SA	9,759	342,802
Bank Zachodni WBK SA	1,833	175,707
CCC SA	149	11,286
Cyfrowy Polsat SA	10,631	75,707
Eurocash SA	8,893	94,251
Grupa Azoty SA	685	15,001
Grupa Lotos SA	3,936	64,539
KGHM Polska Miedz SA	1,578	50,840
LPP SA	11	24,669
mBank SA (a)	297	34,151
Orange Polska SA (a)	16,362	23,753
PGE Polska Grupa Energetyczna SA (a)	114,342	417,335
Polski Koncern Naftowy ORLEN SA	12,090	403,780
Polskie Gornictwo Naftowe i Gazownictwo SA	28,305	52,742
Powszechna Kasa Oszczednosci Bank Polski SA (a)	17,139	166,171
Powszechny Zaklad Ubezpieczen SA	7,224	91,193
Synthos SA	6,586	9,290
Tauron Polska Energia SA (a)	79,133	81,436

		2,201,640

QATAR — 0.8%
Barwa Real Estate Co.	1,726	15,199
Commercial Bank PQSC (a)	20,392	163,046
Doha Bank QPSC	17,897	142,557
Ezdan Holding Group QSC	5,573	16,073
Industries Qatar QSC	1,548	38,985
Masraf Al Rayan QSC	7,913	80,679
Ooredoo QSC	1,190	27,064
Qatar Electricity & Water Co. QSC	9,513	456,739
Qatar Gas Transport Co., Ltd.	8,042	34,878
Qatar Insurance Co. SAQ	9,011	129,544
Qatar Islamic Bank SAQ	11,543	288,864
Qatar National Bank QPSC	11,691	391,760

		1,785,388

ROMANIA — 0.1%
NEPI Rockcastle PLC	17,384	236,765

RUSSIA — 3.8%
Alrosa PJSC	164,429	233,284
Gazprom PJSC ADR	308,074	1,290,830
Inter RAO UES PJSC	792,000	51,387
LUKOIL PJSC ADR	16,574	877,262
Magnit PJSC GDR	21,099	864,004
MMC Norilsk Nickel PJSC ADR	6,279	108,093
Mobile TeleSystems PJSC ADR	36,106	376,947
Moscow Exchange MICEX-RTS PJSC	14,640	29,459
Novatek PJSC GDR	6,475	759,518
Novolipetsk Steel PJSC	220,954	506,305

See accompanying notes to financial statements.

SPDR MSCI Emerging Markets StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

PhosAgro PJSC GDR	544	$7,752
Rosneft Oil Co. PJSC (a)	21,943	121,672
Rosneft Oil Co. PJSC GDR	41,984	233,221
Rostelecom PJSC ADR	5,746	43,095
RusHydro PJSC ADR	31,874	45,739
Sberbank of Russia PJSC ADR (f)	62,391	888,136
Sberbank of Russia PJSC ADR (f)	6,842	97,635
Severstal PJSC GDR	1,233	18,433
Sistema PJSC FC GDR	3,537	16,978
Surgutneftegas OJSC ADR (f)	44,694	231,068
Surgutneftegas OJSC ADR (f)	52,692	266,622
Tatneft PJSC ADR (f)	1,551	67,065
Tatneft PJSC ADR (f)	16,455	702,629
Transneft PJSC Preference Shares	36	111,019
VTB Bank PJSC	48,106,319	51,522
VTB Bank PJSC GDR	57,982	124,661

		8,124,336

SOUTH AFRICA — 4.6%
Anglo American Platinum, Ltd. (a)	315	8,049
AngloGold Ashanti, Ltd.	4,371	41,209
Aspen Pharmacare Holdings, Ltd.	2,430	54,636
Barclays Africa Group, Ltd.	15,318	157,689
Bid Corp., Ltd.	21,787	490,359
Bidvest Group, Ltd.	29,182	373,158
Brait SE (a)	6,600	26,151
Capitec Bank Holdings, Ltd.	2,955	188,006
Coronation Fund Managers, Ltd.	17,099	85,226
Discovery, Ltd.	3,245	33,804
Exxaro Resources, Ltd.	3,833	34,874
FirstRand, Ltd. (b)	259,438	999,708
Fortress Income Fund, Ltd.	3,468	9,953
Fortress Income Fund, Ltd. Class A	137,945	176,230
Foschini Group, Ltd.	13,622	136,951
Gold Fields, Ltd.	12,701	55,479
Growthpoint Properties, Ltd. REIT	27,045	48,672
Hyprop Investments, Ltd.	2,387	18,689
Impala Platinum Holdings, Ltd. (a)	10,528	24,171
Imperial Holdings, Ltd.	4,348	61,579
Investec, Ltd.	1,818	13,195
Liberty Holdings, Ltd.	7,279	56,733
Life Healthcare Group Holdings, Ltd.	10,243	17,979
Massmart Holdings, Ltd.	7,509	62,041
MMI Holdings, Ltd.	19,703	25,317
Mondi, Ltd.	6,859	183,625
Mr. Price Group, Ltd.	20,863	278,184
MTN Group, Ltd.	23,936	220,490
Naspers, Ltd. Class N	875	189,224
Nedbank Group, Ltd.	4,799	72,025
Netcare, Ltd.	77,450	136,516
Novus Holdings, Ltd.	303	146
Pick n Pay Stores, Ltd.	61,582	262,747
Pioneer Foods Group, Ltd.	7,004	58,486
PSG Group, Ltd.	561	9,727
Rand Merchant Investment Holdings, Ltd.	38,383	117,885
Redefine Properties, Ltd. REIT	35,951	28,463
Remgro, Ltd.	5,564	84,615
Resilient REIT, Ltd. REIT	3,655	36,023

RMB Holdings, Ltd.	51,876	243,964
Sanlam, Ltd.	96,735	484,732
Sappi, Ltd.	11,220	76,498
Sasol, Ltd.	11,449	314,577
Shoprite Holdings, Ltd.	30,711	470,565
Sibanye-Stillwater	16,821	18,961
SPAR Group, Ltd.	28,561	353,414
Standard Bank Group, Ltd.	92,869	1,085,403
Steinhoff International Holdings NV	31,403	139,613
Telkom SA SOC, Ltd.	4,744	20,831
Tiger Brands, Ltd.	12,274	343,017
Truworths International, Ltd.	34,567	197,763
Vodacom Group, Ltd.	77,854	929,116
Woolworths Holdings, Ltd.	64,369	285,507

		9,841,975

SOUTH KOREA — 12.3%
Amorepacific Corp.	1,889	427,987
Amorepacific Corp. Preference Shares	532	72,460
AMOREPACIFIC Group	329	35,475
BGF retail Co., Ltd.	1,403	101,671
BNK Financial Group, Inc.	11,275	98,442
Celltrion, Inc. (a)	90	11,158
Cheil Worldwide, Inc.	3,029	48,132
CJ CheilJedang Corp.	366	113,282
CJ Corp.	345	51,358
CJ E&M Corp.	78	5,257
CJ Logistics Corp. (a)	1,032	147,319
Coway Co., Ltd.	4,291	352,167
Daelim Industrial Co., Ltd.	596	41,681
Daewoo Engineering & Construction Co., Ltd. (a)	1,280	8,058
DGB Financial Group, Inc.	5,537	50,760
Dongbu Insurance Co., Ltd.	9,338	595,167
Dongsuh Cos., Inc.	104	2,433
Doosan Bobcat, Inc.	556	17,743
Doosan Heavy Industries & Construction Co., Ltd.	1,377	20,559
E-MART, Inc.	940	171,118
GS Engineering & Construction Corp. (a)	912	21,220
GS Holdings Corp.	1,010	57,848
GS Retail Co., Ltd.	2,608	78,671
Hana Financial Group, Inc.	9,900	409,277
Hankook Tire Co., Ltd.	1,239	65,122
Hanmi Pharm Co., Ltd. (a)	7	2,778
Hanmi Science Co., Ltd. (a)	10	802
Hanon Systems	11,770	129,482
Hanssem Co., Ltd.	1,478	195,501
Hanwha Chemical Corp.	2,271	64,342
Hanwha Corp.	2,894	111,176
Hanwha Life Insurance Co., Ltd.	14,527	86,882
Hanwha Techwin Co., Ltd. (a)	219	6,348
Hotel Shilla Co., Ltd.	70	3,557
Hyosung Corp.	446	56,658
Hyundai Department Store Co., Ltd.	165	12,735
Hyundai Development Co-Engineering & Construction	486	15,148
Hyundai Engineering & Construction Co., Ltd.	1,798	60,203

See accompanying notes to financial statements.

SPDR MSCI Emerging Markets StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Hyundai Glovis Co., Ltd.	395	$51,041
Hyundai Heavy Industries Co., Ltd. (a)	1,050	132,929
Hyundai Marine & Fire Insurance Co., Ltd.	7,613	301,103
Hyundai Mobis Co., Ltd.	4,901	1,026,970
Hyundai Motor Co.	4,756	624,943
Hyundai Motor Co. GDR	304	12,251
Hyundai Motor Co. Preference Shares (f)	1,844	165,024
Hyundai Motor Co. Preference Shares (f)	1,083	88,505
Hyundai Robotics Co., Ltd. (a)	148	55,047
Hyundai Steel Co.	2,907	134,011
Hyundai Wia Corp.	499	28,450
Industrial Bank of Korea	9,717	122,168
Kakao Corp.	779	97,940
Kangwon Land, Inc.	19,599	598,913
KB Financial Group, Inc.	2,339	114,566
KB Financial Group, Inc. ADR	8,530	418,226
KCC Corp.	88	28,774
KEPCO Plant Service & Engineering Co., Ltd.	954	34,525
Kia Motors Corp.	14,934	412,678
Korea Aerospace Industries, Ltd.	4,236	161,622
Korea Electric Power Corp.	2,266	77,159
Korea Electric Power Corp. ADR (b)	29,666	497,202
Korea Gas Corp. (a)	1,400	51,460
Korea Investment Holdings Co., Ltd.	682	36,442
Korea Zinc Co., Ltd.	93	40,234
Korean Air Lines Co., Ltd. (a)	1,669	44,882
KT Corp.	123	3,130
KT Corp. ADR	11,016	152,792
KT&G Corp.	14,726	1,356,435
Kumho Petrochemical Co., Ltd.	181	11,394
LG Chem, Ltd.	684	234,101
LG Chem, Ltd. Preference Shares	108	23,904
LG Corp.	1,697	119,420
LG Display Co., Ltd.	2,309	61,588
LG Display Co., Ltd. ADR	14,500	194,590
LG Electronics, Inc.	3,066	220,577
LG Household & Health Care, Ltd.	611	499,320
LG Household & Health Care, Ltd. Preference Shares	204	106,511
LG Innotek Co., Ltd.	392	52,707
Lotte Chemical Corp.	234	77,227
Lotte Chilsung Beverage Co., Ltd.	4	4,729
Lotte Confectionery Co., Ltd.	391	56,669
Lotte Shopping Co., Ltd.	452	97,279
Medy-Tox, Inc.	244	105,346
Mirae Asset Daewoo Co., Ltd.	7,055	60,550
NAVER Corp.	2,628	1,709,399
NCSoft Corp.	928	376,353
Netmarble Games Corp. (a) (c)	181	23,942
NH Investment & Securities Co., Ltd.	2,276	27,025
OCI Co., Ltd.	282	25,237
Orion Corp. (a)	145	12,280
Ottogi Corp.	4	2,563
Pan Ocean Co., Ltd. (a)	4,005	18,847
POSCO	606	167,723

POSCO ADR	6,481	449,781
Posco Daewoo Corp.	966	16,278
S-1 Corp.	6,450	502,327
S-Oil Corp.	614	68,350
Samsung Biologics Co., Ltd. (a) (c)	2,909	857,194
Samsung C&T Corp.	1,165	137,316
Samsung Card Co., Ltd.	333	10,714
Samsung Electro-Mechanics Co., Ltd.	1,610	143,380
Samsung Electronics Co., Ltd.	524	1,173,035
Samsung Electronics Co., Ltd. GDR (f)	540	493,560
Samsung Electronics Co., Ltd. GDR (f)	2,388	2,703,216
Samsung Electronics Co., Ltd. Preference Shares	116	208,837
Samsung Fire & Marine Insurance Co., Ltd.	2,241	547,850
Samsung Heavy Industries Co., Ltd. (a)	6,664	65,165
Samsung Life Insurance Co., Ltd.	5,765	568,774
Samsung SDI Co., Ltd.	1,568	271,749
Samsung SDS Co., Ltd.	318	46,783
Samsung Securities Co., Ltd.	1,158	34,932
Shinhan Financial Group Co., Ltd.	2,097	92,093
Shinhan Financial Group Co., Ltd. ADR (b)	9,989	442,513
Shinsegae, Inc.	150	25,538
SK Holdings Co., Ltd.	1,331	334,682
SK Hynix, Inc.	14,337	1,037,707
SK Innovation Co., Ltd.	1,605	278,862
SK Networks Co., Ltd.	5,408	34,043
SK Telecom Co., Ltd.	510	113,546
SK Telecom Co., Ltd. ADR	20,203	496,792
Woori Bank	9,618	149,894
Yuhan Corp.	187	33,715

		26,247,306

TAIWAN — 14.5%
Acer, Inc. (a)	107,258	53,587
Advanced Semiconductor Engineering, Inc.	135,248	165,470
Advantech Co., Ltd.	76,951	548,127
Asia Cement Corp.	43,200	38,108
Asia Pacific Telecom Co., Ltd. (a)	9,000	3,027
Asustek Computer, Inc.	42,000	345,568
AU Optronics Corp.	361,000	144,643
Catcher Technology Co., Ltd.	42,000	391,274
Cathay Financial Holding Co., Ltd.	124,100	197,257
Chailease Holding Co., Ltd.	10,160	24,492
Chang Hwa Commercial Bank, Ltd.	94,585	51,154
Cheng Shin Rubber Industry Co., Ltd.	21,000	42,036
Chicony Electronics Co., Ltd.	185,644	440,785
China Airlines, Ltd. (a)	81,000	30,585
China Development Financial Holding Corp.	356,000	106,833
China Life Insurance Co., Ltd.	47,711	44,920
China Steel Corp.	173,440	139,271
Chunghwa Telecom Co., Ltd.	496,540	1,711,134
Compal Electronics, Inc.	218,000	154,923
CTBC Financial Holding Co., Ltd.	358,900	224,875
Delta Electronics, Inc.	160,623	826,315

See accompanying notes to financial statements.

SPDR MSCI Emerging Markets StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

E.Sun Financial Holding Co., Ltd.	156,750	$93,562
Eclat Textile Co., Ltd.	12,379	150,431
Eva Airways Corp.	163,279	79,690
Evergreen Marine Corp. Taiwan, Ltd. (a)	35,000	20,199
Far Eastern New Century Corp.	102,560	81,171
Far EasTone Telecommunications Co., Ltd.	427,449	1,016,326
Feng TAY Enterprise Co., Ltd.	25,468	115,901
First Financial Holding Co., Ltd.	1,203,458	771,905
Formosa Chemicals & Fibre Corp.	41,000	124,660
Formosa Petrochemical Corp.	116,000	399,749
Formosa Plastics Corp.	84,000	254,294
Formosa Taffeta Co., Ltd.	171,000	171,992
Foxconn Technology Co., Ltd.	74,892	216,101
Fubon Financial Holding Co., Ltd.	115,000	179,379
Giant Manufacturing Co., Ltd.	17,000	79,887
Highwealth Construction Corp.	15,500	20,574
Hiwin Technologies Corp.	1,020	8,998
Hon Hai Precision Industry Co., Ltd.	1,330,163	4,605,828
Hotai Motor Co., Ltd.	3,000	34,577
HTC Corp. (a)	8,000	19,997
Hua Nan Financial Holdings Co., Ltd.	1,063,009	576,655
Innolux Corp.	384,751	179,535
Inventec Corp.	94,000	69,437
Largan Precision Co., Ltd.	7,000	1,230,379
Lite-On Technology Corp.	340,952	486,849
MediaTek, Inc.	22,877	214,632
Mega Financial Holding Co., Ltd.	221,657	173,238
Merida Industry Co., Ltd.	13,000	56,589
Micro-Star International Co., Ltd.	45,000	96,755
Nan Ya Plastics Corp.	60,000	147,804
Nanya Technology Corp.	50,000	141,472
Nien Made Enterprise Co., Ltd.	12,000	123,071
Novatek Microelectronics Corp.	47,000	176,692
Pegatron Corp.	58,000	150,528
Phison Electronics Corp.	16,000	189,949
Pou Chen Corp.	39,000	48,936
Powertech Technology, Inc.	54,000	155,639
President Chain Store Corp.	98,000	825,716
Quanta Computer, Inc.	115,000	264,708
Realtek Semiconductor Corp.	3,000	10,338
Ruentex Development Co., Ltd. (a)	11,443	10,491
Ruentex Industries, Ltd. (a)	34,000	50,343
Shin Kong Financial Holding Co., Ltd.	185,936	55,675
Siliconware Precision Industries Co., Ltd.	532,300	851,357
SinoPac Financial Holdings Co., Ltd.	278,620	83,428
Standard Foods Corp.	67,168	163,911
Synnex Technology International Corp.	302,900	363,592
TaiMed Biologics, Inc. (a)	6,000	37,990
Taishin Financial Holding Co., Ltd.	173,027	74,463
Taiwan Business Bank	378,575	103,121
Taiwan Cement Corp.	42,000	46,814
Taiwan Cooperative Financial Holding Co., Ltd.	1,917,165	989,435
Taiwan Fertilizer Co., Ltd.	10,000	12,944
Taiwan High Speed Rail Corp.	18,000	14,276

Taiwan Mobile Co., Ltd.	358,542	1,276,960
Taiwan Semiconductor Manufacturing Co., Ltd.	867,495	6,193,532
Teco Electric and Machinery Co., Ltd.	32,000	28,651
Transcend Information, Inc.	79,000	223,265
Uni-President Enterprises Corp.	54,164	113,422
United Microelectronics Corp.	467,000	233,315
Vanguard International Semiconductor Corp.	56,000	96,584
Wistron Corp.	134,671	107,696
WPG Holdings, Ltd.	161,000	214,231
Yuanta Financial Holding Co., Ltd.	222,466	95,739
Yulon Motor Co., Ltd.	25,000	21,394
Zhen Ding Technology Holding, Ltd.	4,000	8,099

		30,919,255

THAILAND — 3.6%
Advanced Info Service PCL (e)	100,400	575,004
Airports of Thailand PCL (e)	38,200	67,580
Airports of Thailand PCL NVDR	242,470	428,957
Bangkok Bank PCL	3,700	21,634
Bangkok Bank PCL NVDR	3,500	19,573
Bangkok Dusit Medical Services PCL (e)	702,692	431,940
Bangkok Expressway & Metro PCL (e)	1,250,733	301,901
Banpu PCL (e)	24,370	12,861
BEC World PCL (e)	65,625	32,075
Berli Jucker PCL NVDR	11,700	18,506
BTS Group Holdings PCL (e)	1,846,898	473,493
BTS Group Holdings PCL NVDR	10,800	2,769
Bumrungrad Hospital PCL (e)	82,500	531,859
Central Pattana PCL (e)	69,400	162,315
Central Pattana PCL NVDR	31,700	74,141
Charoen Pokphand Foods PCL (e)	39,186	31,431
CP ALL PCL (e)	302,500	596,383
Delta Electronics Thailand PCL (e)	157,144	411,119
Delta Electronics Thailand PCL NVDR	300	785
Electricity Generating PCL (e)	42,300	298,066
Energy Absolute PCL (e)	900	1,032
Energy Absolute PCL NVDR	2,700	3,097
Glow Energy PCL (e)	68,800	184,120
Glow Energy PCL NVDR	84,800	226,938
Home Product Center PCL (e)	697,859	251,104
Indorama Ventures PCL (e)	1,400	1,774
Indorama Ventures PCL NVDR	24,800	31,418
IRPC PCL (e)	194,300	36,704
Kasikornbank PCL	14,000	89,835
Kasikornbank PCL NVDR	47,500	294,828
KCE Electronics PCL NVDR	92,500	277,361
Krung Thai Bank PCL (e)	96,900	54,624
Minor International PCL (e)	12,100	14,785
Minor International PCL NVDR	60,619	74,070
PTT Exploration & Production PCL (e)	31,928	85,684
PTT Global Chemical PCL (e)	41,703	96,286
PTT PCL (e)	24,656	301,639
Robinson PCL (e)	13,500	26,109

See accompanying notes to financial statements.

SPDR MSCI Emerging Markets StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Robinson PCL NVDR	83,300	$161,105
Siam Cement PCL	42,150	634,462
Siam Cement PCL NVDR	7,400	110,944
Siam Commercial Bank PCL (e)	31,200	143,136
Thai Oil PCL (e)	15,588	43,235
Thai Union Group PCL Class F (e)	16,200	9,715
Thai Union Group PCL NVDR	146,600	87,916
TMB Bank PCL (e)	32,600	2,463
TMB Bank PCL NVDR	192,100	14,515
True Corp. PCL (a) (e)	124,300	22,736

		7,774,027

TURKEY — 0.8%
Akbank TAS	47,103	124,510
Anadolu Efes Biracilik Ve Malt Sanayii A/S .	3,694	21,731
Arcelik A/S	3,519	22,483
BIM Birlesik Magazalar A/S	17,978	375,374
Coca-Cola Icecek A/S	584	6,116
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S REIT (a)	130,431	98,297
Eregli Demir ve Celik Fabrikalari TAS	19,876	43,205
Ford Otomotiv Sanayi A/S	4,784	61,345
Haci Omer Sabanci Holding A/S	16,752	47,202
KOC Holding A/S	12,688	58,336
Petkim Petrokimya Holding A/S	5,373	9,035
TAV Havalimanlari Holding A/S	2,250	11,167
Tofas Turk Otomobil Fabrikasi A/S	7,848	68,150
Tupras Turkiye Petrol Rafinerileri A/S	2,022	69,142
Turk Hava Yollari AO (a)	24,073	59,233
Turk Telekomunikasyon A/S (a)	5,928	11,319
Turkcell Iletisim Hizmetleri A/S	18,918	67,509
Turkiye Garanti Bankasi A/S	59,459	161,852
Turkiye Halk Bankasi A/S	26,846	91,497
Turkiye Is Bankasi Class C	58,371	111,289
Turkiye Sise ve Cam Fabrikalari A/S	25,924	29,889
Turkiye Vakiflar Bankasi TAO Class D	24,930	43,956
Ulker Biskuvi Sanayi A/S	824	4,484
Yapi ve Kredi Bankasi A/S (a)	25,137	30,537

		1,627,658

UNITED ARAB EMIRATES — 1.2%
Abu Dhabi Commercial Bank PJSC	46,434	89,767
Aldar Properties PJSC	66,658	42,289
DAMAC Properties Dubai Co. PJSC	190,189	196,784
DP World, Ltd.	18,234	409,536
Dubai Islamic Bank PJSC	96,995	159,781
DXB Entertainments PJSC (a)	58,609	12,128
Emaar Malls PJSC	6,474	4,107
Emaar Properties PJSC	44,433	102,715
Emirates Telecommunications Group Co. PJSC	203,889	960,418
First Abu Dhabi Bank PJSC	228,267	633,963

		2,611,488

UNITED STATES — 1.1%
Yum China Holdings, Inc. (a)	56,530	2,259,504

TOTAL COMMON STOCKS (Cost $186,351,269)		212,720,642

RIGHTS — 0.0% (g)
CHINA — 0.0% (g)
China State Construction International Holdings, Ltd. (expiring 10/3/17) (a) (e) (Cost $0)	14,000	90

SHORT-TERM INVESTMENTS — 1.8%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (h) (i)	647,704	647,704
State Street Navigator Securities Lending Government Money Market Portfolio (h) (j)	3,055,835	3,055,835

TOTAL SHORT-TERM INVESTMENTS (Cost $3,703,539)		3,703,539

TOTAL INVESTMENTS — 101.2% (Cost $190,054,808)		216,424,271
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.2)%		(2,479,308)

NET ASSETS — 100.0%		$213,944,963

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2017.
(c)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 0.9% of net assets as of September 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2017, total aggregate fair value of the security is $0, representing 0.0% of the Fund’s net assets.
(e)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of September 30, 2017, total aggregate fair value of securities is $5,208,956 representing 2.4% of net assets.
(f)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(g)	Amount is less than 0.05% of net assets.
(h)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(i)	The rate shown is the annualized seven-day yield at September 30, 2017.
(j)	Investment of cash collateral for securities loaned.

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

NVDR = Non Voting Depositary Receipt

REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR MSCI Emerging Markets StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
ASSETS:
INVESTMENTS:
Common Stocks
Brazil	$11,954,657	$—	$—		$11,954,657
Chile	3,907,122	—	—		3,907,122
China	51,230,354	—	0	(a)	51,230,354
Colombia	777,340	—	—		777,340
Czech Republic	692,295	—	—		692,295
Egypt	672,050	—	—		672,050
Greece	1,222,730	—	—		1,222,730
Hong Kong	1,671,361	—	0	(a)	1,671,361
Hungary	918,038	—	—		918,038
India	20,306,824	7,693	—		20,314,517
Indonesia	8,840,244	—	—		8,840,244
Malaysia	7,061,773	—	—		7,061,773
Mexico	5,160,509	—	—		5,160,509
Pakistan	307,492	—	—		307,492
Peru	1,121,837	—	—		1,121,837
Philippines	3,238,981	—	—		3,238,981
Poland	2,201,640	—	—		2,201,640
Qatar	1,785,388	—	—		1,785,388
Romania	236,765	—	—		236,765
Russia	8,124,336	—	—		8,124,336
South Africa	9,841,975	—	—		9,841,975
South Korea	26,247,306	—	—		26,247,306
Taiwan	30,919,255	—	—		30,919,255
Thailand	2,572,854	5,201,173	—		7,774,027
Turkey	1,627,658	—	—		1,627,658
United Arab Emirates	2,611,488	—	—		2,611,488
United States	2,259,504	—	—		2,259,504
Rights
China	—	90	—		90
Short-Term Investments	3,703,539	—	—		3,703,539

TOTAL INVESTMENTS	$211,215,315	$5,208,956	$0		$216,424,271

(a)	Fund held Level 3 securities that were valued at $0 at September 30, 2017.

See accompanying notes to financial statements.

SPDR MSCI Emerging Markets StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	—	$—	$1,677,403	$1,677,403	$—	$—	—	$—	$19
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	3,864,001	3,216,297	—	—	647,704	647,704	578
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	7,333,090	7,333,090	—	—	—	—	519
State Street Navigator Securities Lending Government Money Market Portfolio*	—	—	7,265,944	4,210,109	—	—	3,055,835	3,055,835	9,943

TOTAL		$—	$20,140,438	$16,436,899	$—	$—		$3,703,539	$11,059

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

SPDR MSCI World StrategicFactors ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AUSTRALIA — 1.4%
AGL Energy, Ltd.	260	$4,768
Amcor, Ltd.	899	10,729
AMP, Ltd.	677	2,566
Aurizon Holdings, Ltd.	701	2,695
Australia & New Zealand Banking Group, Ltd.	830	19,277
Bendigo & Adelaide Bank, Ltd.	185	1,685
BHP Billiton PLC	207	3,651
BHP Billiton, Ltd.	405	8,192
Brambles, Ltd.	1,262	8,912
Caltex Australia, Ltd.	66	1,662
Cochlear, Ltd.	57	7,121
Commonwealth Bank of Australia	352	20,784
CSL, Ltd.	534	56,130
Flight Centre Travel Group, Ltd.	3	106
Fortescue Metals Group, Ltd.	788	3,178
Incitec Pivot, Ltd.	375	1,059
Insurance Australia Group, Ltd.	605	3,024
LendLease Group	254	3,572
Macquarie Group, Ltd.	60	4,280
Medibank Pvt, Ltd.	596	1,366
National Australia Bank, Ltd.	761	18,809
Newcrest Mining, Ltd.	326	5,377
Oil Search, Ltd.	299	1,642
Orica, Ltd.	174	2,699
QBE Insurance Group, Ltd.	329	2,584
REA Group, Ltd.	81	4,258
Santos, Ltd. (a)	3	10
Scentre Group REIT	1,405	4,333
SEEK, Ltd.	219	2,854
Sonic Healthcare, Ltd.	297	4,873
South32, Ltd.	572	1,468
Suncorp Group, Ltd.	251	2,570
Telstra Corp., Ltd.	7,942	21,749
Transurban Group Stapled Security	90	839
Wesfarmers, Ltd.	186	6,032
Westfield Corp. REIT	1,708	10,507
Westpac Banking Corp.	855	21,414
Woodside Petroleum, Ltd.	204	4,658
Woolworths, Ltd.	843	16,675

		298,108

AUSTRIA — 0.1%
Erste Group Bank AG (a)	99	4,277
OMV AG	90	5,244
Raiffeisen Bank International AG (a)	3	101
Voestalpine AG	69	3,519

		13,141

BELGIUM — 0.3%
Ageas	78	3,666
Anheuser-Busch InBev SA	87	10,419
Colruyt SA	63	3,228
Groupe Bruxelles Lambert SA	30	3,156
KBC Group NV	57	4,832
Proximus SADP	602	20,749
Solvay SA	24	3,586
UCB SA	144	10,253

Umicore SA	63	5,213

		65,102

CANADA — 3.3%
Agnico Eagle Mines, Ltd.	555	25,024
Agrium, Inc.	36	3,849
Alimentation Couche-Tard, Inc. Class B	287	13,057
Bank of Montreal	405	30,579
Bank of Nova Scotia	281	18,020
Barrick Gold Corp.	171	2,746
BCE, Inc.	471	22,016
Bombardier, Inc. Class B (a)	581	1,050
Brookfield Asset Management, Inc. Class A	147	6,056
Canadian Imperial Bank of Commerce	242	21,124
Canadian National Railway Co.	567	46,869
Canadian Natural Resources, Ltd.	186	6,215
Canadian Pacific Railway, Ltd.	96	16,087
Canadian Tire Corp., Ltd. Class A	33	4,099
CI Financial Corp.	120	2,618
Constellation Software, Inc.	18	9,798
Dollarama, Inc.	15	1,638
Enbridge, Inc. (b)	153	6,376
Enbridge, Inc. (b)	153	6,402
Fairfax Financial Holdings, Ltd.	36	18,691
First Capital Realty, Inc.	360	5,665
Franco-Nevada Corp.	719	55,570
Gildan Activewear, Inc.	156	4,863
Goldcorp, Inc.	1,819	23,562
Great-West Lifeco, Inc.	111	3,187
Imperial Oil, Ltd.	63	2,008
Intact Financial Corp.	498	41,042
Loblaw Cos., Ltd.	78	4,247
Magna International, Inc.	393	20,925
Manulife Financial Corp.	599	12,122
Metro, Inc.	225	7,720
Onex Corp.	54	4,158
Pembina Pipeline Corp. (c)	24	840
Power Corp. of Canada	117	2,966
Power Financial Corp.	99	2,740
PrairieSky Royalty, Ltd.	236	6,025
Restaurant Brands International, Inc.	7	446
RioCan Real Estate Investment Trust	441	8,438
Rogers Communications, Inc. Class B	719	36,989
Royal Bank of Canada	770	59,438
Saputo, Inc.	168	5,802
Shaw Communications, Inc. Class B	1,082	24,847
Smart Real Estate Investment Trust REIT	308	7,250
Sun Life Financial, Inc.	96	3,814
Suncor Energy, Inc.	596	20,840
TELUS Corp.	471	16,902
Toronto-Dominion Bank	875	49,149
Wheaton Precious Metals Corp.	456	8,678

		702,547

CHILE — 0.0% (d)
Antofagasta PLC	111	1,413

DENMARK — 1.3%
Carlsberg A/S Class B	30	3,284
Chr Hansen Holding A/S	78	6,691

See accompanying notes to financial statements.

SPDR MSCI World StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Coloplast A/S Class B	578	$46,921
Danske Bank A/S	156	6,240
DONG Energy A/S (e)	438	25,077
DSV A/S	186	14,074
H Lundbeck A/S	299	17,256
ISS A/S	435	17,497
Novo Nordisk A/S Class B	2,169	103,716
Novozymes A/S Class B	278	14,269
Pandora A/S	102	10,071
Tryg A/S	180	4,158
Vestas Wind Systems A/S	24	2,154
William Demant Holding A/S (a)	537	14,178

		285,586

FINLAND — 0.3%
Elisa Oyj	501	21,571
Fortum Oyj	3	60
Kone Oyj Class B	299	15,836
Nokia Oyj (b)	384	2,306
Nokia Oyj (b)	435	2,603
Orion Oyj Class B	105	4,873
Sampo Oyj Class A	72	3,807
Stora Enso Oyj Class R	308	4,351
UPM-Kymmene Oyj	177	4,798
Wartsila Oyj Abp	108	7,648

		67,853

FRANCE — 2.1%
Aeroports de Paris	75	12,129
Air Liquide SA	48	6,404
Airbus SE	90	8,555
Alstom SA	81	3,441
Arkema SA	33	4,048
AXA SA	779	23,567
BNP Paribas SA	522	42,118
Bouygues SA	81	3,845
Bureau Veritas SA	3	77
Capgemini SE	42	4,924
Carrefour SA	194	3,921
Casino Guichard Perrachon SA	3	178
Cie de Saint-Gobain	114	6,795
Cie Generale des Etablissements Michelin	51	7,446
CNP Assurances	144	3,376
Credit Agricole SA	1,001	18,200
Danone SA	80	6,277
Dassault Systemes SE	75	7,589
Electricite de France SA	3	36
Engie SA	762	12,945
Essilor International SA	45	5,573
Hermes International	26	13,111
Iliad SA	3	797
Kering	15	5,977
L’Oreal SA	189	40,196
Lagardere SCA	3	100
Legrand SA	48	3,466
LVMH Moet Hennessy Louis Vuitton SE	36	9,935
Natixis SA	471	3,770
Orange SA	635	10,405
Pernod Ricard SA	30	4,151

Peugeot SA	242	5,765
Publicis Groupe SA	101	7,055
Renault SA	75	7,369
Rexel SA	132	2,285
Safran SA	48	4,905
Sanofi	189	18,771
Schneider Electric SE (a)	78	6,790
SCOR SE	87	3,649
Societe BIC SA	24	2,877
Societe Generale SA	450	26,352
Sodexo SA	30	3,742
Suez Environment Co.	165	3,013
Thales SA	84	9,511
TOTAL SA	844	45,344
Unibail-Rodamco SE REIT	15	3,649
Valeo SA	207	15,363
Veolia Environnement SA	183	4,229
Vinci SA	111	10,550
Vivendi SA	171	4,330
Zodiac Aerospace	33	954

		459,855

GERMANY — 2.4%
adidas AG	33	7,467
Allianz SE	135	30,315
BASF SE	230	24,482
Bayer AG	126	17,175
Bayerische Motoren Werke AG	135	13,698
Bayerische Motoren Werke AG Preference Shares	33	2,941
Beiersdorf AG	66	7,103
Brenntag AG	54	3,008
Commerzbank AG (a)	1,004	13,662
Continental AG	96	24,372
Daimler AG	393	31,347
Deutsche Bank AG	1,527	26,410
Deutsche Boerse AG	18	1,952
Deutsche Lufthansa AG	3	83
Deutsche Post AG	854	38,027
Deutsche Telekom AG	845	15,769
E.ON SE	1,175	13,302
Fresenius Medical Care AG & Co. KGaA	30	2,936
Fresenius SE & Co. KGaA	63	5,083
Fuchs Petrolub SE Preference Shares	66	3,908
Hannover Rueck SE	36	4,339
HeidelbergCement AG	36	3,701
Henkel AG & Co. KGaA	81	9,858
Henkel AG & Co. KGaA Preference Shares	135	18,378
HUGO BOSS AG	69	6,084
Infineon Technologies AG	281	7,066
KS AG (c)	87	2,371
Lanxess AG	45	3,552
Linde AG	30	6,258
MAN SE	135	15,240
Merck KGaA	36	4,006
METRO AG (a)	254	5,370
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	63	13,473

See accompanying notes to financial statements.

SPDR MSCI World StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Porsche Automobil Holding SE Preference Shares	180	$11,512
ProSiebenSat.1 Media SE	150	5,113
RWE AG (a)	543	12,338
SAP SE	90	9,862
Siemens AG	153	21,561
Telefonica Deutschland Holding AG	968	5,433
ThyssenKrupp AG	111	3,290
TUI AG	1,316	22,353
United Internet AG	90	5,604
Volkswagen AG	48	8,129
Volkswagen AG Preference Shares	156	25,450

		513,381

HONG KONG — 1.9%
AIA Group, Ltd.	1,200	8,849
Bank of East Asia, Ltd.	1,874	8,098
BOC Hong Kong Holdings, Ltd.	3,000	14,576
CK Asset Holdings, Ltd.	1,270	10,512
CK Hutchison Holdings, Ltd.	1,500	19,176
CK Infrastructure Holdings, Ltd.	3,000	25,811
CLP Holdings, Ltd.	6,000	61,493
Hang Seng Bank, Ltd.	3,000	73,130
HK Electric Investments & HK Electric Investments, Ltd. (c) (e)	10,331	9,417
HKT Trust & HKT, Ltd.	11,540	14,021
Hong Kong & China Gas Co., Ltd.	13,193	24,796
Hong Kong Exchanges & Clearing, Ltd.	938	25,219
Jardine Matheson Holdings, Ltd.	100	6,336
Link REIT	3,000	24,313
MTR Corp., Ltd.	6,059	35,373
New World Development Co., Ltd.	3,169	4,552
Power Assets Holdings, Ltd.	3,000	25,984
Yue Yuen Industrial Holdings, Ltd.	3,000	11,407

		403,063

IRELAND — 0.3%
Bank of Ireland Group PLC (a)	274	2,245
CRH PLC	132	5,036
Experian PLC	773	15,546
James Hardie Industries PLC	326	4,533
Kerry Group PLC Class A	317	30,464
Paddy Power Betfair PLC	57	5,689
XL Group, Ltd.	96	3,787

		67,300

ISRAEL — 0.5%
Azrieli Group, Ltd.	168	9,331
Bank Hapoalim BM	2,934	20,540
Bank Leumi Le-Israel BM	2,511	13,328
Bezeq The Israeli Telecommunication Corp., Ltd.	3,497	5,000
Check Point Software Technologies, Ltd. (a)	210	23,944
Israel Chemicals, Ltd.	3	13
Mizrahi Tefahot Bank, Ltd.	587	10,523
Nice, Ltd.	168	13,402
Teva Pharmaceutical Industries, Ltd.	456	7,972

		104,053

ITALY — 0.7%
Assicurazioni Generali SpA	602	11,216
Atlantia SpA	114	3,600
Enel SpA	2,802	16,877
Eni SpA	390	6,455
Ferrari NV	78	8,622
Intesa Sanpaolo SpA	3,458	12,231
Luxottica Group SpA	226	12,635
Mediobanca SpA	683	7,331
Snam SpA	6,545	31,538
Telecom Italia SpA/Milano (a) (b)	5,197	4,869
Telecom Italia SpA/Milano Savings Shares (b)	4,040	3,038
UniCredit SpA (a)	1,374	29,271

		147,683

JAPAN — 9.9%
ABC-Mart, Inc.	300	15,831
Aeon Co., Ltd. (c)	300	4,431
Ajinomoto Co., Inc.	600	11,705
ANA Holdings, Inc.	800	30,269
Aozora Bank, Ltd.	400	15,209
Astellas Pharma, Inc.	3,300	41,966
Benesse Holdings, Inc.	300	10,820
Bridgestone Corp.	300	13,608
Canon, Inc.	1,600	54,653
Chubu Electric Power Co., Inc.	300	3,723
Chugai Pharmaceutical Co., Ltd.	300	12,446
Chugoku Bank, Ltd.	600	8,219
Chugoku Electric Power Co., Inc. (c)	300	3,185
Concordia Financial Group, Ltd.	300	1,482
Dai-ichi Life Holdings, Inc.	900	16,143
Daiichi Sankyo Co., Ltd.	300	6,764
Daito Trust Construction Co., Ltd.	100	18,212
Denso Corp.	300	15,173
East Japan Railway Co.	100	9,226
Eisai Co., Ltd.	300	15,394
FUJIFILM Holdings Corp.	300	11,639
Hino Motors, Ltd.	300	3,667
Hitachi Construction Machinery Co., Ltd.	300	8,888
Hitachi, Ltd.	3,000	21,132
Honda Motor Co., Ltd.	600	17,760
Hoya Corp.	300	16,191
Idemitsu Kosan Co., Ltd.	300	8,462
Inpex Corp.	600	6,372
Isetan Mitsukoshi Holdings, Ltd. (c)	300	3,132
Isuzu Motors, Ltd.	300	3,974
ITOCHU Corp.	900	14,735
Japan Airlines Co., Ltd.	600	20,298
Japan Exchange Group, Inc.	300	5,306
Japan Post Bank Co., Ltd.	300	3,705
Japan Post Holdings Co., Ltd.	300	3,542
Japan Prime Realty Investment Corp. REIT	3	10,021
Japan Real Estate Investment Corp. REIT	3	14,418
Japan Retail Fund Investment Corp. REIT	9	16,143
Japan Tobacco, Inc.	900	29,487
JFE Holdings, Inc.	600	11,713
JTEKT Corp.	300	4,152

See accompanying notes to financial statements.

SPDR MSCI World StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

JXTG Holdings, Inc.	1,900	$9,771
Kakaku.com, Inc.	600	7,644
Kansai Electric Power Co., Inc.	300	3,836
Kao Corp.	300	17,643
Kawasaki Heavy Industries, Ltd.	400	13,255
KDDI Corp.	600	15,815
Keikyu Corp.	1,000	20,264
Kirin Holdings Co., Ltd.	300	7,057
Kobe Steel, Ltd.	300	3,427
Komatsu, Ltd.	300	8,531
Konami Holdings Corp.	200	9,612
Konica Minolta, Inc.	300	2,463
Kubota Corp.	300	5,452
Kyowa Hakko Kirin Co., Ltd.	600	10,202
Kyushu Electric Power Co., Inc.	300	3,185
Kyushu Financial Group, Inc.	300	1,844
Kyushu Railway Co.	457	13,580
Lawson, Inc.	100	6,618
M3, Inc.	300	8,542
Marubeni Corp.	3,000	20,481
Mazda Motor Corp.	300	4,597
McDonald’s Holdings Co., Japan, Ltd.	300	13,272
MEIJI Holdings Co., Ltd.	100	7,924
Miraca Holdings, Inc.	300	13,939
Mitsubishi Chemical Holdings Corp.	900	8,571
Mitsubishi Corp.	1,200	27,883
Mitsubishi Heavy Industries, Ltd.	400	15,810
Mitsubishi Motors Corp.	900	7,116
Mitsubishi Tanabe Pharma Corp.	900	20,628
Mitsubishi UFJ Financial Group, Inc.	8,100	52,580
Mitsubishi UFJ Lease & Finance Co., Ltd.	300	1,588
Mitsui & Co., Ltd.	900	13,296
Mitsui OSK Lines, Ltd.	400	12,117
Mizuho Financial Group, Inc.	15,000	26,265
MS&AD Insurance Group Holdings, Inc.	300	9,656
Nagoya Railroad Co., Ltd.	800	17,220
NGK Spark Plug Co., Ltd.	300	6,383
NH Foods, Ltd.	1,000	27,495
Nikon Corp. (c)	300	5,200
Nippon Building Fund, Inc. REIT	3	14,951
Nippon Prologis REIT, Inc.	6	12,638
Nippon Steel & Sumitomo Metal Corp.	300	6,885
Nippon Telegraph & Telephone Corp.	1,400	64,139
Nippon Yusen KK (a)	400	8,312
Nissan Motor Co., Ltd.	1,200	11,881
Nissin Foods Holdings Co., Ltd.	300	18,229
Nitori Holdings Co., Ltd.	300	42,882
Nomura Holdings, Inc.	1,500	8,395
Nomura Real Estate Master Fund, Inc.	12	15,596
Nomura Research Institute, Ltd.	600	23,400
NSK, Ltd.	600	8,086
NTT Data Corp.	3,000	32,088
NTT DOCOMO, Inc.	2,768	63,209
Oracle Corp. Japan	300	23,560
Oriental Land Co., Ltd.	300	22,851
ORIX Corp.	300	4,836
Osaka Gas Co., Ltd.	800	14,868
Otsuka Corp.	300	19,216

Otsuka Holdings Co., Ltd.	1,200	47,663
Panasonic Corp.	900	13,036
Park24 Co., Ltd. (c)	300	7,302
Rakuten, Inc.	300	3,270
Recruit Holdings Co., Ltd.	3,498	75,731
Resona Holdings, Inc.	1,500	7,702
Ricoh Co., Ltd.	300	2,916
Sankyo Co., Ltd.	300	9,568
Santen Pharmaceutical Co., Ltd.	400	6,300
SBI Holdings, Inc.	300	4,515
Secom Co., Ltd.	400	29,146
Sekisui House, Ltd.	300	5,054
Seven & i Holdings Co., Ltd.	300	11,580
Showa Shell Sekiyu KK	600	6,903
SoftBank Group Corp.	300	24,210
Sompo Holdings, Inc.	300	11,668
Sony Corp.	600	22,312
Subaru Corp.	600	21,641
Sumitomo Corp.	600	8,627
Sumitomo Electric Industries, Ltd.	300	4,899
Sumitomo Mitsui Financial Group, Inc.	900	34,540
Sumitomo Mitsui Trust Holdings, Inc.	300	10,823
Suntory Beverage & Food, Ltd.	600	26,705
Suzuken Co., Ltd.	300	10,661
T&D Holdings, Inc.	600	8,707
Taisho Pharmaceutical Holdings Co., Ltd.	300	22,760
Takeda Pharmaceutical Co., Ltd.	589	32,515
Terumo Corp.	300	11,793
Tobu Railway Co., Ltd.	800	21,961
Toho Co., Ltd.	300	10,461
Tohoku Electric Power Co., Inc.	300	3,814
Tokio Marine Holdings, Inc.	300	11,732
Tokyo Electric Power Co. Holdings, Inc. (a)	900	3,630
Toshiba Corp. (a)	3,000	8,395
Toyo Suisan Kaisha, Ltd.	300	11,020
Toyota Motor Corp.	1,100	65,571
Toyota Tsusho Corp.	300	9,848
Unicharm Corp.	300	6,865
United Urban Investment Corp. REIT	9	13,176
USS Co., Ltd.	900	18,150
Yahoo! Japan Corp. (c)	1,200	5,693
Yamada Denki Co., Ltd.	900	4,917
Yamaha Motor Co., Ltd.	300	8,981
Yamato Holdings Co., Ltd.	100	2,018
Yokohama Rubber Co., Ltd.	300	6,183

		2,134,942

LUXEMBOURG — 0.1%
ArcelorMittal (a)	297	7,663
RTL Group SA	99	7,495
SES SA	51	1,116
Tenaris SA	138	1,958

		18,232

MEXICO — 0.0% (d)
Fresnillo PLC	12	226

NETHERLANDS — 0.9%
Aegon NV	945	5,506
AerCap Holdings NV (a)	299	15,282

See accompanying notes to financial statements.

SPDR MSCI World StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Akzo Nobel NV	45	$4,156
Altice NV Class A (a)	36	721
Altice NV Class B (a)	12	240
ASML Holding NV	28	4,768
EXOR NV	81	5,137
Heineken Holding NV	48	4,511
Heineken NV	48	4,747
ING Groep NV	1,295	23,883
Koninklijke Ahold Delhaize NV	355	6,639
Koninklijke DSM NV	42	3,439
Koninklijke KPN NV	1,007	3,458
Koninklijke Philips NV	174	7,185
NN Group NV	176	7,368
Randstad Holding NV	54	3,341
Royal Dutch Shell PLC Class A	1,994	60,153
Royal Dutch Shell PLC Class B	1,202	37,003

		197,537

NEW ZEALAND — 0.1%
Auckland International Airport, Ltd.	3,152	14,674
Ryman Healthcare, Ltd.	1,531	10,260

		24,934

NORWAY — 0.1%
DNB ASA	281	5,666
Norsk Hydro ASA	581	4,226
Statoil ASA	364	7,284
Telenor ASA	135	2,856
Yara International ASA	180	8,066

		28,098

PORTUGAL — 0.0% (d)
EDP - Energias de Portugal SA	680	2,560
Galp Energia SGPS SA	180	3,191
Jeronimo Martins SGPS SA	216	4,262

		10,013

SINGAPORE — 0.7%
Broadcom, Ltd.	27	6,549
Keppel Corp., Ltd.	3,000	14,338
Oversea-Chinese Banking Corp., Ltd.	3,026	24,869
SATS, Ltd.	3,108	10,551
Singapore Airlines, Ltd.	3,000	22,180
Singapore Press Holdings, Ltd. (c)	6,000	12,018
Singapore Telecommunications, Ltd.	20,342	55,126
StarHub, Ltd.	3,000	5,744

		151,375

SOUTH AFRICA — 0.1%
Investec PLC	165	1,207
Mondi PLC	338	9,092

		10,299

SPAIN — 0.9%
ACS Actividades de Construccion y Servicios SA	80	2,966
Amadeus IT Group SA	354	23,013
Banco Bilbao Vizcaya Argentaria SA	3,137	28,040
Banco de Sabadell SA	1,253	2,616
Banco Santander SA	5,882	41,076
CaixaBank SA	3	15

Distribuidora Internacional de Alimentacion SA	210	1,225
Endesa SA	453	10,215
Ferrovial SA	150	3,303
Gas Natural SDG SA	3	66
Iberdrola SA	1,830	14,218
Industria de Diseno Textil SA	881	33,209
Mapfre SA	564	1,836
Repsol SA	894	16,477
Telefonica SA	1,389	15,094

		193,369

SWEDEN — 0.8%
Alfa Laval AB	228	5,556
Assa Abloy AB Class B	728	16,589
Atlas Copco AB Class A	540	22,818
Atlas Copco AB Class B	317	12,265
Autoliv, Inc. (c)	30	3,708
Boliden AB	222	7,498
Electrolux AB Series B	126	4,270
Essity AB Class B (a)	108	2,932
Hennes & Mauritz AB Class B	893	23,084
Investor AB Class B	201	9,907
Kinnevik AB Class B	233	7,582
Nordea Bank AB	1,106	14,959
Sandvik AB	210	3,615
Skandinaviska Enskilda Banken AB Class A	345	4,535
Skanska AB Class B	314	7,259
SKF AB Class B	323	7,024
Svenska Handelsbanken AB Class A	314	4,728
Swedbank AB Class A	201	5,546
Telefonaktiebolaget LM Ericsson Class B	507	2,905
Telia Co. AB	519	2,439
Volvo AB Class B	323	6,213

		175,432

SWITZERLAND — 4.5%
ABB, Ltd.	329	8,140
Adecco Group AG (a)	153	11,923
Baloise Holding AG	27	4,275
Barry Callebaut AG (a)	3	4,601
Chocoladefabriken Lindt & Spruengli AG	1	5,710
Cie Financiere Richemont SA	3	274
Credit Suisse Group AG (a)	1,062	16,826
EMS-Chemie Holding AG	39	25,957
Ferguson PLC	207	13,597
Geberit AG	30	14,203
Givaudan SA	12	26,131
Glencore PLC (a)	6,895	31,637
Julius Baer Group, Ltd. (a)	311	18,417
Kuehne + Nagel International AG	245	45,399
LafargeHolcim, Ltd. (a)	165	9,652
Nestle SA	1,324	110,972
Novartis AG	878	75,223
Partners Group Holding AG	71	48,209
Roche Holding AG	902	230,441
Schindler Holding AG (b)	57	12,601
Schindler Holding AG (b)	93	20,021
SGS SA	3	7,202

See accompanying notes to financial statements.

SPDR MSCI World StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Sika AG	3	$22,339
Sonova Holding AG	207	35,149
STMicroelectronics NV	156	3,019
Straumann Holding AG	42	26,999
Swatch Group AG	3	239
Swiss Life Holding AG (a)	12	4,230
Swiss Prime Site AG (a)	222	19,972
Swiss Re AG	117	10,604
Swisscom AG	102	52,307
TE Connectivity, Ltd.	305	25,333
UBS Group AG (a)	1,205	20,611
Vifor Pharma AG	30	3,535
Zurich Insurance Group AG	39	11,906

		977,654

UNITED KINGDOM — 6.9%
3i Group PLC	317	3,883
Admiral Group PLC	192	4,680
Anglo American PLC	1,030	18,511
Ashtead Group PLC	72	1,738
Associated British Foods PLC	63	2,699
AstraZeneca PLC	1,301	86,489
Auto Trader Group PLC (e)	51	269
Aviva PLC	1,010	6,972
Babcock International Group PLC	36	400
BAE Systems PLC	3,264	27,654
Barclays PLC	9,521	24,698
Barratt Developments PLC	156	1,286
Berkeley Group Holdings PLC	126	6,283
BP PLC	5,765	36,917
British American Tobacco PLC	1,544	96,781
British American Tobacco PLC ADR	444	27,728
British Land Co. PLC REIT	251	2,027
BT Group PLC	9,617	36,631
Bunzl PLC	260	7,908
Burberry Group PLC	381	8,997
Capita PLC.	788	5,973
Carnival PLC	78	4,963
Centrica PLC	200	502
CNH Industrial NV	281	3,375
Cobham PLC	629	1,230
Coca-Cola European Partners PLC	195	8,116
Compass Group PLC	2,674	56,791
ConvaTec Group PLC (e)	4,431	16,283
Croda International PLC	114	5,801
Delphi Automotive PLC	320	31,488
Diageo PLC	1,968	64,768
Direct Line Insurance Group PLC	665	3,244
easyJet PLC	749	12,230
Fiat Chrysler Automobiles NV (a)	1,226	21,973
G4S PLC	417	1,557
GKN PLC	2,062	9,572
GlaxoSmithKline PLC	1,642	32,791
Hargreaves Lansdown PLC	219	4,349
HSBC Holdings PLC	7,943	78,551
IMI PLC	3	50
Imperial Brands PLC	773	33,021
International Consolidated Airlines Group SA	480	3,825

Intertek Group PLC	165	11,029
ITV PLC	3,204	7,510
J Sainsbury PLC	513	1,637
Johnson Matthey PLC	153	7,020
Kingfisher PLC	4,351	17,425
Land Securities Group PLC REIT	177	2,312
Legal & General Group PLC	5,408	18,857
Liberty Global PLC Class A (a)	93	3,154
Liberty Global PLC Series C (a)	135	4,414
Lloyds Banking Group PLC	7,806	7,093
London Stock Exchange Group PLC	150	7,708
Marks & Spencer Group PLC	1,426	6,761
Merlin Entertainments PLC (e)	1,202	7,184
Micro Focus International PLC ADR (a)	148	4,721
National Grid PLC	1,788	22,180
Next PLC	230	16,231
Old Mutual PLC	1,070	2,788
Pearson PLC	159	1,306
Pentair PLC	42	2,854
Persimmon PLC	290	10,046
Prudential PLC	369	8,844
Randgold Resources, Ltd.	332	32,583
Reckitt Benckiser Group PLC	821	75,045
RELX NV	1,022	21,760
RELX PLC	1,148	25,213
Rio Tinto PLC	468	21,807
Rio Tinto, Ltd.	239	12,476
Rolls-Royce Holdings PLC (a)	1,717	20,433
Royal Bank of Scotland Group PLC (a)	2,289	8,240
Royal Mail PLC	2,322	11,969
RSA Insurance Group PLC	420	3,511
Sage Group PLC	896	8,397
Schroders PLC	90	4,051
Sky PLC	1,001	12,288
Smith & Nephew PLC	659	11,918
Smiths Group PLC	332	7,024
SSE PLC	51	956
St James’s Place PLC	387	5,950
Standard Chartered PLC (a)	2,050	20,397
Standard Life Aberdeen PLC	1,039	6,043
Tate & Lyle PLC	3	26
Taylor Wimpey PLC	2,592	6,799
TechnipFMC PLC (a)	6	166
Tesco PLC (a)	5,106	12,821
Travis Perkins PLC	117	2,273
Unilever NV	1,420	84,003
Unilever PLC	1,094	63,393
Vodafone Group PLC	10,545	29,540
Weir Group PLC	3	79
Whitbread PLC	123	6,215
Wm Morrison Supermarkets PLC	1,028	3,229
WPP PLC	228	4,237

		1,496,920

UNITED STATES — 60.1%
3M Co.	647	135,805
Abbott Laboratories	747	39,860
AbbVie, Inc.	156	13,862
Accenture PLC Class A	923	124,670

See accompanying notes to financial statements.

SPDR MSCI World StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Activision Blizzard, Inc.	147	$9,483
Adobe Systems, Inc. (a)	51	7,608
Advance Auto Parts, Inc.	57	5,654
AES Corp.	222	2,446
Aetna, Inc.	230	36,572
Aflac, Inc.	81	6,593
AGCO Corp.	57	4,205
Agilent Technologies, Inc.	54	3,467
AGNC Investment Corp. REIT	1,337	28,986
Air Products & Chemicals, Inc.	177	26,766
Albemarle Corp. (c)	63	8,588
Align Technology, Inc. (a)	75	13,970
Alleghany Corp. (a)	57	31,579
Allergan PLC	24	4,919
Allstate Corp.	564	51,837
Ally Financial, Inc.	290	7,035
Alphabet, Inc. Class A (a)	213	207,402
Alphabet, Inc. Class C (a)	225	215,800
Altria Group, Inc.	2,833	179,669
Amazon.com, Inc. (a)	15	14,420
Ameren Corp.	81	4,685
American Electric Power Co., Inc.	108	7,586
American Express Co.	120	10,855
American International Group, Inc.	285	17,496
American Tower Corp. REIT	56	7,654
American Water Works Co., Inc.	147	11,894
Ameriprise Financial, Inc.	30	4,455
AmerisourceBergen Corp.	51	4,220
Amgen, Inc.	656	122,311
Amphenol Corp. Class A	216	18,282
Anadarko Petroleum Corp.	57	2,784
Analog Devices, Inc.	106	9,134
Andeavor	63	6,498
Annaly Capital Management, Inc. REIT	4,043	49,284
ANSYS, Inc. (a)	299	36,696
Anthem, Inc.	90	17,089
Aon PLC	381	55,664
Apache Corp. (c)	120	5,496
Apple, Inc.	2,910	448,489
Applied Materials, Inc.	904	47,089
Arch Capital Group, Ltd. (a)	596	58,706
Archer-Daniels-Midland Co.	213	9,055
Arconic, Inc.	84	2,090
Arrow Electronics, Inc. (a)	57	4,583
Assurant, Inc.	48	4,585
AT&T, Inc.	3,925	153,742
Athene Holding, Ltd. Class A (a)	296	15,937
Automatic Data Processing, Inc.	1,166	127,467
AutoZone, Inc. (a) (c)	18	10,712
AvalonBay Communities, Inc. REIT	228	40,680
Avnet, Inc.	72	2,830
Axis Capital Holdings, Ltd.	363	20,804
Baker Hughes a GE Co.	81	2,966
Ball Corp.	24	991
Bank of America Corp.	3,347	84,813
Bank of New York Mellon Corp.	287	15,217
Baxter International, Inc.	599	37,587
BB&T Corp.	174	8,168
Becton Dickinson and Co.	375	73,481

Bed Bath & Beyond, Inc.	251	5,891
Berkshire Hathaway, Inc. Class B (a)	632	115,858
Best Buy Co., Inc.	284	16,177
Biogen, Inc. (a)	242	75,775
BlackRock, Inc.	18	8,048
Boeing Co.	61	15,507
BorgWarner, Inc.	51	2,613
Boston Scientific Corp. (a)	230	6,709
Brighthouse Financial, Inc. (a)	24	1,459
Bristol-Myers Squibb Co.	1,304	83,117
Brixmor Property Group, Inc. REIT	222	4,174
Broadridge Financial Solutions, Inc.	299	24,165
Brown-Forman Corp. Class B	198	10,751
Bunge, Ltd.	69	4,793
C.H. Robinson Worldwide, Inc. (c)	432	32,875
C.R. Bard, Inc.	30	9,615
CA, Inc.	257	8,579
Camden Property Trust REIT	54	4,938
Campbell Soup Co.	453	21,209
Capital One Financial Corp.	177	14,985
Cardinal Health, Inc.	260	17,399
CarMax, Inc. (a) (c)	72	5,458
Carnival Corp.	75	4,843
Caterpillar, Inc.	129	16,088
CBS Corp. Class B	363	21,054
CDK Global, Inc.	162	10,221
Celanese Corp. Series A	51	5,318
CenterPoint Energy, Inc.	141	4,119
CenturyLink, Inc. (c)	156	2,948
Cerner Corp. (a)	299	21,325
CF Industries Holdings, Inc.	225	7,911
Charles Schwab Corp.	117	5,118
Charter Communications, Inc. Class A (a)	123	44,701
Chevron Corp.	453	53,227
Chipotle Mexican Grill, Inc. (a) (c)	39	12,005
Chubb, Ltd.	372	53,029
Church & Dwight Co., Inc.	1,175	56,929
Cigna Corp.	51	9,534
Cimarex Energy Co.	24	2,728
Cincinnati Financial Corp.	299	22,894
Cintas Corp.	299	43,140
Cisco Systems, Inc.	1,420	47,755
CIT Group, Inc.	75	3,679
Citigroup, Inc.	1,325	96,380
Citizens Financial Group, Inc.	204	7,725
Citrix Systems, Inc. (a)	111	8,527
Clorox Co.	459	60,547
CME Group, Inc.	72	9,769
Coach, Inc.	287	11,560
Coca-Cola Co.	1,516	68,235
Cognizant Technology Solutions Corp. Class A	66	4,788
Colgate-Palmolive Co.	309	22,511
Comcast Corp. Class A	1,573	60,529
Comerica, Inc.	69	5,262
Conagra Brands, Inc.	96	3,239
ConocoPhillips	272	13,614
Consolidated Edison, Inc.	1,130	91,168
Constellation Brands, Inc. Class A	75	14,959

See accompanying notes to financial statements.

SPDR MSCI World StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Core Laboratories NV (c)	33	$3,257
Corning, Inc.	278	8,318
Costco Wholesale Corp.	476	78,202
Crown Castle International Corp. REIT	357	35,693
CSX Corp.	156	8,465
Cummins, Inc.	129	21,676
CVS Health Corp.	440	35,781
Danaher Corp.	228	19,558
Darden Restaurants, Inc.	66	5,199
DaVita, Inc. (a)	45	2,673
Deere & Co.	81	10,173
Dell Technologies, Inc. Class V (a)	866	66,864
Delta Air Lines, Inc.	81	3,906
Devon Energy Corp.	75	2,753
Dick’s Sporting Goods, Inc.	84	2,269
Discover Financial Services	99	6,384
DISH Network Corp. Class A (a)	54	2,928
Dollar General Corp.	254	20,587
Dollar Tree, Inc. (a)	162	14,065
Dominion Energy, Inc.	743	57,159
Dover Corp.	36	3,290
DowDuPont, Inc.	1,460	101,076
Dr. Pepper Snapple Group, Inc.	444	39,281
DTE Energy Co.	48	5,153
Duke Energy Corp.	740	62,101
DXC Technology Co.	69	5,926
Eastman Chemical Co.	120	10,859
Eaton Corp. PLC	72	5,529
Eaton Vance Corp.	96	4,740
eBay, Inc. (a)	432	16,615
Edison International	72	5,556
Edwards Lifesciences Corp. (a)	162	17,708
Eli Lilly & Co.	1,217	104,102
Emerson Electric Co.	480	30,163
Entergy Corp.	54	4,123
EOG Resources, Inc.	63	6,095
EQT Corp.	39	2,544
Equity Residential REIT	351	23,141
Estee Lauder Cos., Inc. Class A	180	19,411
Everest Re Group, Ltd.	174	39,740
Eversource Energy	219	13,236
Exelon Corp.	228	8,589
Expeditors International of Washington, Inc.	740	44,296
Express Scripts Holding Co. (a)	198	12,537
Exxon Mobil Corp.	1,780	145,924
F5 Networks, Inc. (a)	54	6,510
Facebook, Inc. Class A (a)	182	31,098
Fastenal Co. (c)	222	10,119
Federal Realty Investment Trust REIT	18	2,236
FedEx Corp.	51	11,505
Fidelity National Information Services, Inc.	326	30,445
Fifth Third Bancorp	257	7,191
FirstEnergy Corp.	135	4,162
Fiserv, Inc. (a)	350	45,136
FleetCor Technologies, Inc. (a)	45	6,965
Flex, Ltd. (a)	311	5,153
Flowserve Corp.	105	4,472

Fluor Corp.	129	5,431
FNF Group	431	20,455
Foot Locker, Inc.	106	3,733
Ford Motor Co.	1,591	19,044
Fortive Corp.	326	23,078
Franklin Resources, Inc.	305	13,576
Freeport-McMoRan, Inc. (a)	540	7,582
Gap, Inc.	236	6,969
Gartner, Inc. (a)	150	18,661
General Dynamics Corp.	213	43,789
General Electric Co.	1,546	37,382
General Mills, Inc.	1,295	67,029
General Motors Co.	752	30,366
Genuine Parts Co.	201	19,226
Gilead Sciences, Inc.	1,328	107,595
Goldman Sachs Group, Inc.	126	29,886
Halliburton Co.	108	4,971
Harris Corp.	81	10,666
Hartford Financial Services Group, Inc.	120	6,652
Hasbro, Inc.	75	7,325
HCA Healthcare, Inc. (a)	63	5,014
HCP, Inc. REIT	78	2,171
Henry Schein, Inc. (a)	445	36,486
Hershey Co.	156	17,030
Hess Corp.	90	4,220
Hewlett Packard Enterprise Co.	809	11,900
HollyFrontier Corp.	66	2,374
Home Depot, Inc.	275	44,979
Honeywell International, Inc.	608	86,178
Hormel Foods Corp. (c)	363	11,667
Host Hotels & Resorts, Inc. REIT	147	2,718
HP, Inc.	1,435	28,643
Humana, Inc.	39	9,502
Huntington Ingalls Industries, Inc.	75	16,983
Illinois Tool Works, Inc.	351	51,934
Ingersoll-Rand PLC	54	4,815
Intel Corp.	4,318	164,429
Intercontinental Exchange, Inc.	90	6,183
International Business Machines Corp.	1,027	148,997
International Flavors & Fragrances, Inc.	57	8,146
International Paper Co.	96	5,455
Interpublic Group of Cos., Inc.	299	6,216
Intuit, Inc.	216	30,702
Intuitive Surgical, Inc. (a)	78	81,579
Invesco, Ltd.	87	3,048
J.M. Smucker Co.	147	15,425
Jack Henry & Associates, Inc.	374	38,443
Jacobs Engineering Group, Inc.	57	3,321
JB Hunt Transport Services, Inc.	204	22,660
Johnson & Johnson	3,195	415,382
Johnson Controls International PLC	269	10,838
JPMorgan Chase & Co.	1,145	109,359
Juniper Networks, Inc.	123	3,423
Kellogg Co. (c)	710	44,283
KeyCorp	248	4,667
Kimberly-Clark Corp.	249	29,302
Kinder Morgan, Inc.	378	7,250
KLA-Tencor Corp.	51	5,406
Kohl’s Corp. (c)	66	3,013

See accompanying notes to financial statements.

SPDR MSCI World StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Kraft Heinz Co.	72	$5,584
Kroger Co.	335	6,720
L Brands, Inc. (c)	108	4,494
L3 Technologies, Inc.	27	5,088
Laboratory Corp. of America Holdings (a)	198	29,892
Las Vegas Sands Corp.	66	4,235
Lear Corp.	75	12,981
Leucadia National Corp.	120	3,030
Liberty Interactive Corp. QVC Group Class A (a)	120	2,828
Liberty Media Corp.-Liberty SiriusXM Class A (a)	99	4,148
Liberty Media Corp.-Liberty SiriusXM Class C (a)	198	8,290
Lincoln National Corp.	66	4,850
Lockheed Martin Corp.	75	23,272
Loews Corp.	81	3,877
Lowe’s Cos., Inc.	887	70,907
lululemon athletica, Inc. (a)	87	5,416
LyondellBasell Industries NV Class A	435	43,087
M&T Bank Corp.	51	8,213
ManpowerGroup, Inc.	39	4,595
Marathon Oil Corp.	480	6,509
Marathon Petroleum Corp.	351	19,684
Markel Corp. (a)	75	80,098
Marriott International, Inc. Class A	30	3,308
Marsh & McLennan Cos., Inc.	764	64,031
Mastercard, Inc. Class A	1,033	145,860
Maxim Integrated Products, Inc.	225	10,735
McCormick & Co., Inc.	510	52,346
McDonald’s Corp.	641	100,432
McKesson Corp.	236	36,252
Medtronic PLC	503	39,118
Merck & Co., Inc.	1,030	65,951
MetLife, Inc.	269	13,975
Mettler-Toledo International, Inc. (a)	27	16,906
MGM Resorts International	123	4,009
Michael Kors Holdings, Ltd. (a)	204	9,761
Micron Technology, Inc. (a)	267	10,501
Microsoft Corp.	5,844	435,320
Molson Coors Brewing Co. Class B	48	3,919
Mondelez International, Inc. Class A	326	13,255
Monsanto Co.	494	59,191
Monster Beverage Corp. (a)	329	18,177
Morgan Stanley	315	15,174
Mosaic Co.	72	1,554
Motorola Solutions, Inc.	312	26,479
Murphy Oil Corp. (c)	51	1,355
Mylan NV (a)	66	2,070
National Oilwell Varco, Inc.	375	13,399
Navient Corp.	210	3,154
NetApp, Inc.	87	3,807
New York Community Bancorp, Inc.	219	2,823
Newell Brands, Inc.	201	8,577
Newmont Mining Corp.	251	9,415
News Corp. Class A	189	2,506
NextEra Energy, Inc.	254	37,224
NIKE, Inc. Class B	1,328	68,857

Noble Energy, Inc.	45	1,276
Nordstrom, Inc.	117	5,517
Norfolk Southern Corp.	45	5,951
Northern Trust Corp.	54	4,964
Northrop Grumman Corp.	305	87,755
Nucor Corp.	63	3,531
NVIDIA Corp.	474	84,737
O’Reilly Automotive, Inc. (a)	189	40,705
Occidental Petroleum Corp.	453	29,087
Omnicom Group, Inc.	195	14,444
ONEOK, Inc.	48	2,660
Oracle Corp.	614	29,687
PACCAR, Inc.	54	3,906
Parker-Hannifin Corp.	27	4,726
Patterson Cos., Inc. (c)	18	696
Paychex, Inc.	1,187	71,172
PayPal Holdings, Inc. (a)	90	5,763
People’s United Financial, Inc.	91	1,651
PepsiCo, Inc.	831	92,598
Pfizer, Inc.	2,235	79,789
PG&E Corp.	851	57,945
Philip Morris International, Inc.	189	20,981
Phillips 66	239	21,895
Pioneer Natural Resources Co.	15	2,213
Plains GP Holdings L.P. Class A (a)	111	2,428
PNC Financial Services Group, Inc.	162	21,833
Polaris Industries, Inc. (c)	57	5,964
PPG Industries, Inc.	36	3,912
PPL Corp.	132	5,009
Praxair, Inc.	198	27,668
Priceline Group, Inc. (a)	39	71,402
Principal Financial Group, Inc.	66	4,246
Procter & Gamble Co.	2,943	267,754
Progressive Corp.	450	21,789
Prologis, Inc. REIT	81	5,140
Prudential Financial, Inc.	105	11,164
Public Service Enterprise Group, Inc.	108	4,995
Public Storage REIT	308	65,909
PulteGroup, Inc.	162	4,427
QUALCOMM, Inc.	1,375	71,280
Quest Diagnostics, Inc.	54	5,057
Ralph Lauren Corp.	45	3,973
Raytheon Co.	380	70,900
Realty Income Corp. REIT (c)	299	17,100
Red Hat, Inc. (a)	150	16,629
Regeneron Pharmaceuticals, Inc. (a)	75	33,534
Regions Financial Corp.	405	6,168
RenaissanceRe Holdings, Ltd.	180	24,325
Republic Services, Inc.	1,007	66,522
ResMed, Inc.	102	7,850
Robert Half International, Inc.	114	5,739
Rockwell Automation, Inc.	111	19,781
Rockwell Collins, Inc.	114	14,901
Ross Stores, Inc.	584	37,709
Royal Caribbean Cruises, Ltd.	57	6,757
SBA Communications Corp. REIT (a)	48	6,914
SCANA Corp.	90	4,364
Schlumberger, Ltd.	332	23,160

See accompanying notes to financial statements.

SPDR MSCI World StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Scripps Networks Interactive, Inc. Class A	63	$5,411
Seagate Technology PLC	72	2,388
SEI Investments Co.	117	7,144
Sempra Energy	66	7,533
Sherwin-Williams Co.	63	22,556
Shire PLC	87	4,421
Simon Property Group, Inc. REIT	21	3,381
Skyworks Solutions, Inc.	123	12,534
Southern Co.	1,421	69,828
Southwest Airlines Co.	18	1,008
Stanley Black & Decker, Inc.	36	5,435
Starbucks Corp.	1,933	103,821
State Street Corp. (f)	108	10,318
Stericycle, Inc. (a)	15	1,074
Stryker Corp.	488	69,306
SunTrust Banks, Inc.	159	9,503
Symantec Corp.	138	4,528
Synchrony Financial	96	2,981
Synopsys, Inc. (a)	354	28,508
Sysco Corp.	638	34,420
T Rowe Price Group, Inc.	201	18,221
Target Corp.	193	11,389
TD Ameritrade Holding Corp.	183	8,930
Texas Instruments, Inc.	1,010	90,536
Textron, Inc.	84	4,526
Thermo Fisher Scientific, Inc.	39	7,379
Thomson Reuters Corp.	447	20,462
Tiffany & Co.	87	7,985
Time Warner, Inc.	332	34,013
TJX Cos., Inc.	1,337	98,577
Tractor Supply Co.	117	7,405
Travelers Cos., Inc.	372	45,577
TripAdvisor, Inc. (a) (c)	84	3,405
Twenty-First Century Fox, Inc. Class A	195	5,144
Twenty-First Century Fox, Inc. Class B	387	9,981
Tyson Foods, Inc. Class A	84	5,918
UDR, Inc. REIT	596	22,666
Ulta Salon Cosmetics & Fragrance, Inc. (a)	45	10,173
Under Armour, Inc. Class A (a) (c)	102	1,681
Under Armour, Inc. Class C (a) (c)	102	1,532
Union Pacific Corp.	683	79,207
United Parcel Service, Inc. Class B	408	48,997
United Technologies Corp.	117	13,581
UnitedHealth Group, Inc.	423	82,845
Universal Health Services, Inc. Class B	36	3,994
Unum Group	90	4,602
US Bancorp	564	30,225
Valero Energy Corp.	242	18,617
Varian Medical Systems, Inc. (a)	432	43,226
Ventas, Inc. REIT	31	2,019
Verisk Analytics, Inc. (a)	150	12,478
Verizon Communications, Inc.	2,672	132,237
VF Corp. (c)	297	18,880
Visa, Inc. Class A	2,020	212,585
VMware, Inc. Class A (a) (c)	299	32,648
Voya Financial, Inc.	84	3,351
W.W. Grainger, Inc. (c)	48	8,628

Wabtec Corp. (c)	66	4,999
Wal-Mart Stores, Inc.	2,104	164,407
Walgreens Boots Alliance, Inc.	132	10,193
Walt Disney Co.	1,441	142,039
Waste Management, Inc.	983	76,939
Waters Corp. (a)	63	11,310
WEC Energy Group, Inc.	578	36,287
Wells Fargo & Co.	1,436	79,195
Welltower, Inc. REIT	154	10,823
Western Digital Corp.	45	3,888
Western Union Co.	501	9,619
WestRock Co.	66	3,744
Weyerhaeuser Co. REIT	102	3,471
Whirlpool Corp.	21	3,873
Williams Cos., Inc.	66	1,981
Willis Towers Watson PLC	36	5,552
WR Berkley Corp.	414	27,630
Xcel Energy, Inc.	1,010	47,793
Xerox Corp.	91	3,029
Xilinx, Inc. (c)	171	12,112
Yum! Brands, Inc.	84	6,183
Zimmer Biomet Holdings, Inc.	30	3,513
Zoetis, Inc.	24	1,530

		12,987,958

TOTAL COMMON STOCKS (Cost $19,729,833)		21,536,074

SHORT-TERM INVESTMENTS — 20.5%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (g) (h)	4,411,701	4,411,701
State Street Navigator Securities Lending Government Money Market Portfolio (g) (i)	24,983	24,983

TOTAL SHORT-TERM INVESTMENTS (Cost $4,436,684)		4,436,684

TOTAL INVESTMENTS — 120.2% (Cost $24,166,517)		25,972,758
LIABILITIES IN EXCESS OF OTHER ASSETS — (20.2)%		(4,367,219)

NET ASSETS — 100.0%		$21,605,539

(a)	Non-income producing security.
(b)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(c)	All or a portion of the shares of the security are on loan at September 30, 2017.
(d)	Amount is less than 0.05% of net assets.
(e)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 0.3% of net assets as of September 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.

See accompanying notes to financial statements.

SPDR MSCI World StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at September 30, 2017.
(i)	Investment of cash collateral for securities loaned.

ADR = American Depositary Receipt

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$298,108	$—	$—	$298,108
Austria	13,141	—	—	13,141
Belgium	65,102	—	—	65,102
Canada	702,547	—	—	702,547
Chile	1,413	—	—	1,413
Denmark	285,586	—	—	285,586
Finland	67,853	—	—	67,853
France	459,855	—	—	459,855
Germany	513,381	—	—	513,381
Hong Kong	403,063	—	—	403,063
Ireland	67,300	—	—	67,300
Israel	104,053	—	—	104,053
Italy	147,683	—	—	147,683
Japan	2,134,942	—	—	2,134,942
Luxembourg	18,232	—	—	18,232
Mexico	226	—	—	226
Netherlands	197,537	—	—	197,537
New Zealand	24,934	—	—	24,934
Norway	28,098	—	—	28,098
Portugal	10,013	—	—	10,013
Singapore	151,375	—	—	151,375
South Africa	10,299	—	—	10,299
Spain	193,369	—	—	193,369
Sweden	175,432	—	—	175,432
Switzerland	977,654	—	—	977,654
United Kingdom	1,496,920	—	—	1,496,920
United States	12,987,958	—	—	12,987,958
Short-Term Investments	4,436,684	—	—	4,436,684

TOTAL INVESTMENTS	$25,972,758	$—	$—	$25,972,758

See accompanying notes to financial statements.

SPDR MSCI World StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Corp	36	$2,507	$8,517	$3,440	$1,052	$1,682	108	$10,318	$210
State Street Institutional Liquid Reserves Fund, Premier Class	28,844	28,844	919	29,763	—	—	—	—	1
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	5,114,339	702,638	—	—	4,411,701	4,411,701	492
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	318,206	318,206	—	—	—	—	74
State Street Navigator Securities Lending Government Money Market Portfolio*	—	—	443,219	418,236	—	—	24,983	24,983	239

TOTAL		$31,351	$5,885,200	$1,472,283	$1,052	$1,682		$4,447,002	$1,016

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

SPDR MSCI Canada StrategicFactors ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.6%
AEROSPACE & DEFENSE — 1.1%
Bombardier, Inc. Class B (a)	31,690	$57,266
CAE, Inc.	21,880	381,914

		439,180

AUTO COMPONENTS — 3.4%
Linamar Corp.	4,683	285,102
Magna International, Inc.	19,646	1,046,038

		1,331,140

BANKS — 20.1%
Bank of Montreal	13,471	1,017,124
Bank of Nova Scotia	21,890	1,403,733
Canadian Imperial Bank of Commerce	17,398	1,518,682
National Bank of Canada	10,274	493,306
Royal Bank of Canada	21,615	1,668,502
Toronto-Dominion Bank	30,128	1,692,314

		7,793,661

CAPITAL MARKETS — 1.6%
CI Financial Corp.	26,672	582,001
IGM Financial, Inc.	769	25,788

		607,789

CHEMICALS — 3.1%
Agrium, Inc.	8,869	948,277
Methanex Corp.	805	40,358
Potash Corp. of Saskatchewan, Inc.	10,781	207,060

		1,195,695

CONSTRUCTION & ENGINEERING — 1.3%
SNC-Lavalin Group, Inc.	11,247	507,111

CONTAINERS & PACKAGING — 1.8%
CCL Industries, Inc. Class B	14,290	689,905

DIVERSIFIED FINANCIAL SERVICES — 0.8%
Element Fleet Management Corp.	3,226	23,860
Onex Corp.	3,934	302,886

		326,746

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.2%
BCE, Inc.	19,047	890,327
TELUS Corp.	9,325	334,631

		1,224,958

ELECTRIC UTILITIES — 2.7%
Emera, Inc.	7,618	287,872
Fortis, Inc.	10,372	371,373
Hydro One, Ltd. (b)	22,216	403,588

		1,062,833

FOOD & STAPLES RETAILING — 6.8%
Alimentation Couche-Tard, Inc. Class B	19,212	874,076
Empire Co., Ltd. Class A	4,136	73,020
George Weston, Ltd.	2,808	243,944
Jean Coutu Group PJC, Inc. Class A	9,464	183,885
Loblaw Cos., Ltd.	7,589	413,234
Metro, Inc.	24,733	848,593

		2,636,752

FOOD PRODUCTS — 2.2%
Saputo, Inc.	24,272	838,210

HOTELS, RESTAURANTS & LEISURE — 0.2%
Restaurant Brands International, Inc.	1,521	96,953

INSURANCE — 15.2%
Fairfax Financial Holdings, Ltd.	804	417,432
Great-West Lifeco, Inc.	34,159	980,810
Industrial Alliance Insurance & Financial Services, Inc.	11,174	504,802
Intact Financial Corp.	14,521	1,196,721
Manulife Financial Corp.	25,667	519,435
Power Corp. of Canada	11,364	288,132
Power Financial Corp.	25,376	702,246
Sun Life Financial, Inc.	32,369	1,286,064

		5,895,642

INTERNET SOFTWARE & SERVICES — 0.0% (c)
Shopify, Inc. Class A (a)	29	3,365

IT SERVICES — 2.3%
CGI Group, Inc. Class A (a)	17,267	893,275

MEDIA — 2.2%
Shaw Communications, Inc. Class B	16,539	379,803
Thomson Reuters Corp.	10,288	470,945

		850,748

METALS & MINING — 2.8%
Agnico Eagle Mines, Ltd.	2,335	105,282
Barrick Gold Corp.	12,093	194,161
First Quantum Minerals, Ltd.	10,142	113,612
Franco-Nevada Corp.	2,794	215,942
Goldcorp, Inc.	9,251	119,831
Kinross Gold Corp. (a)	9,460	40,014
Teck Resources, Ltd. Class B	7,511	157,769
Turquoise Hill Resources, Ltd. (a)	13,707	42,305
Wheaton Precious Metals Corp.	2,200	41,866
Yamana Gold, Inc.	13,308	35,115

		1,065,897

MULTI-UTILITIES — 0.2%
Atco, Ltd. Class I	1,141	41,785
Canadian Utilities, Ltd. Class A	1,713	53,075

		94,860

MULTILINE RETAIL — 2.4%
Canadian Tire Corp., Ltd. Class A	6,110	758,907
Dollarama, Inc.	1,414	154,363

		913,270

OIL, GAS & CONSUMABLE FUELS — 12.2%
AltaGas, Ltd.	10,425	239,567
ARC Resources, Ltd.	2,674	36,754
Cameco Corp.	4,662	44,918
Canadian Natural Resources, Ltd.	9,137	305,309
Cenovus Energy, Inc.	13,289	132,927
Crescent Point Energy Corp.	8,424	67,492
Enbridge, Inc.	15,766	657,037
Encana Corp.	7,341	86,227
Husky Energy, Inc. (a)	6,562	81,956
Imperial Oil, Ltd.	11,848	377,613
Inter Pipeline, Ltd.	9,744	201,401
Keyera Corp.	15,662	477,631
Pembina Pipeline Corp.	12,667	443,418

See accompanying notes to financial statements.

SPDR MSCI Canada StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Peyto Exploration & Development Corp.	1,135	$18,514
PrairieSky Royalty, Ltd.	832	21,242
Seven Generations Energy, Ltd. Class A (a)	807	12,737
Suncor Energy, Inc.	23,098	807,640
Tourmaline Oil Corp. (a)	2,041	41,403
TransCanada Corp.	12,244	603,756
Veresen, Inc.	3,727	55,787
Vermilion Energy, Inc.	490	17,376

		4,730,705

PAPER & FOREST PRODUCTS — 0.1%
West Fraser Timber Co., Ltd.	721	41,508

PHARMACEUTICALS — 0.3%
Valeant Pharmaceuticals International, Inc. (a)	7,389	105,637

REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.0%
H&R Real Estate Investment Trust REIT	6,429	110,727
RioCan Real Estate Investment Trust	9,957	190,518
Smart Real Estate Investment Trust REIT	3,648	85,873

		387,118

REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.6%
Brookfield Asset Management, Inc. Class A	11,248	463,357
First Capital Realty, Inc.	9,944	156,477

		619,834

ROAD & RAIL — 5.2%
Canadian National Railway Co.	14,870	1,229,169
Canadian Pacific Railway, Ltd.	4,591	769,346

		1,998,515

SOFTWARE — 2.9%
Constellation Software, Inc.	1,631	887,768
Open Text Corp.	7,261	233,741

		1,121,509

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.1%
BlackBerry, Ltd. (a)	1,880	20,970

TEXTILES, APPAREL & LUXURY GOODS — 1.7%
Gildan Activewear, Inc.	20,951	653,164

TRADING COMPANIES & DISTRIBUTORS — 0.1%
Finning International, Inc.	1,576	35,952

WIRELESS TELECOMMUNICATION SERVICES — 1.0%
Rogers Communications, Inc. Class B	7,704	396,334

TOTAL COMMON STOCKS (Cost $33,003,214)		38,579,236

SHORT-TERM INVESTMENT — 0.0% (c)
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (d) (e) (Cost $13,104)	13,104	13,104

TOTAL INVESTMENTS — 99.6% (Cost $33,016,318)		38,592,340
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		160,398

NET ASSETS — 100.0%		$38,752,738

(a)	Non-income producing security.
(b)	Security purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. This security, which represents 1.0% of net assets as of September 30, 2017, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at September 30, 2017.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$439,180	$—	$—	$439,180
Auto Components	1,331,140	—	—	1,331,140
Banks	7,793,661	—	—	7,793,661
Capital Markets	607,789	—	—	607,789
Chemicals	1,195,695	—	—	1,195,695
Construction & Engineering	507,111	—	—	507,111
Containers & Packaging	689,905	—	—	689,905
Diversified Financial Services	326,746	—	—	326,746
Diversified Telecommunication Services	1,224,958	—	—	1,224,958
Electric Utilities	1,062,833	—	—	1,062,833

See accompanying notes to financial statements.

SPDR MSCI Canada StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Food & Staples Retailing	$2,636,752	$—	$—	$2,636,752
Food Products	838,210	—	—	838,210
Hotels, Restaurants & Leisure	96,953	—	—	96,953
Insurance	5,895,642	—	—	5,895,642
Internet Software & Services	3,365	—	—	3,365
IT Services	893,275	—	—	893,275
Media	850,748	—	—	850,748
Metals & Mining	1,065,897	—	—	1,065,897
Multi-Utilities	94,860	—	—	94,860
Multiline Retail	913,270	—	—	913,270
Oil, Gas & Consumable Fuels	4,730,705	—	—	4,730,705
Paper & Forest Products	41,508	—	—	41,508
Pharmaceuticals	105,637	—	—	105,637
Real Estate Investment Trusts (REITs)	387,118	—	—	387,118
Real Estate Management & Development	619,834	—	—	619,834
Road & Rail	1,998,515	—	—	1,998,515
Software	1,121,509	—	—	1,121,509
Technology Hardware, Storage & Peripherals	20,970	—	—	20,970
Textiles, Apparel & Luxury Goods	653,164	—	—	653,164
Trading Companies & Distributors	35,952	—	—	35,952
Wireless Telecommunication Services	396,334	—	—	396,334
Short-Term Investment	13,104	—	—	13,104

TOTAL INVESTMENTS	$38,592,340	$—	$—	$38,592,340

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	9,298	$9,298	$263	$9,561	$—	$—	—	$—	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	373,818	360,714	—	—	13,104	13,104	89
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	259,022	259,022	—	—	—	—	42

TOTAL		$9,298	$633,103	$629,297	$—	$—		$13,104	$131

See accompanying notes to financial statements.

SPDR MSCI Germany StrategicFactors ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.5%
AIR FREIGHT & LOGISTICS — 4.2%
Deutsche Post AG	17,672	$786,891

AIRLINES — 1.0%
Deutsche Lufthansa AG	7,104	197,445

AUTO COMPONENTS — 3.0%
Continental AG	2,177	552,691
Schaeffler AG Preference Shares	1,085	17,509

		570,200

AUTOMOBILES — 8.8%
Bayerische Motoren Werke AG	2,776	281,676
Bayerische Motoren Werke AG Preference Shares	521	46,429
Daimler AG	9,707	774,259
Porsche Automobil Holding SE Preference Shares	966	61,782
Volkswagen AG	410	69,434
Volkswagen AG Preference Shares	2,608	425,478

		1,659,058

BANKS — 0.9%
Commerzbank AG (a)	12,974	176,539

CAPITAL MARKETS — 1.3%
Deutsche Bank AG	14,501	250,803

CHEMICALS — 13.7%
BASF SE	8,936	951,195
Covestro AG (b)	5,590	480,768
Evonik Industries AG	6,322	225,860
Fuchs Petrolub SE Preference Shares	3,994	236,510
KS AG	1,312	35,752
Lanxess AG	362	28,570
Linde AG	1,081	225,496
Symrise AG	5,230	397,375

		2,581,526

CONSTRUCTION & ENGINEERING — 0.1%
HOCHTIEF AG	75	12,657

CONSTRUCTION MATERIALS — 0.8%
HeidelbergCement AG	1,461	150,214

DIVERSIFIED FINANCIAL SERVICES — 0.8%
Deutsche Boerse AG	1,405	152,329

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.2%
Deutsche Telekom AG	27,076	505,266
Telefonica Deutschland Holding AG	18,621	104,521

		609,787

ELECTRICAL EQUIPMENT — 1.3%
OSRAM Licht AG	3,003	239,670

FOOD & STAPLES RETAILING — 0.3%
METRO AG (a)	2,706	57,215

HEALTH CARE PROVIDERS & SERVICES — 3.1%
Fresenius Medical Care AG & Co. KGaA	2,863	280,146
Fresenius SE & Co. KGaA	3,774	304,506

		584,652

HOUSEHOLD PRODUCTS — 3.5%
Henkel AG & Co. KGaA	1,065	129,619
Henkel AG & Co. KGaA Preference Shares	3,863	525,871

		655,490

INDUSTRIAL CONGLOMERATES — 4.6%
Siemens AG	6,217	876,088

INSURANCE — 12.3%
Allianz SE	4,366	980,424
Hannover Rueck SE	3,230	389,296
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,481	958,306

		2,328,026

INTERNET & CATALOG RETAIL — 0.2%
Zalando SE (a) (b)	683	34,236

INTERNET SOFTWARE & SERVICES — 0.4%
United Internet AG	1,109	69,053

LIFE SCIENCES TOOLS & SERVICES — 0.3%
QIAGEN NV (a)	1,883	59,280

MACHINERY — 3.0%
GEA Group AG	6,317	287,441
KION Group AG	218	20,868
MAN SE	2,281	257,498

		565,807

MEDIA — 4.1%
Axel Springer SE	3,095	198,935
ProSiebenSat.1 Media SE	9,768	332,979
RTL Group SA (c)	702	52,773
RTL Group SA (c)	2,631	199,188

		783,875

METALS & MINING — 0.3%
ThyssenKrupp AG	2,072	61,422

MULTI-UTILITIES — 4.5%
E.ON SE	18,224	206,309
Innogy SE (b)	11,398	507,390
RWE AG (a)	6,414	145,738

		859,437

PERSONAL PRODUCTS — 2.9%
Beiersdorf AG	5,177	557,126

PHARMACEUTICALS — 5.9%
Bayer AG	5,996	817,300
Merck KGaA	2,687	298,979

		1,116,279

REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.8%
Deutsche Wohnen SE	3,927	166,758
Vonovia SE	3,846	163,683

		330,441

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.5%
Infineon Technologies AG	18,623	468,282

SOFTWARE — 4.2%
SAP SE	7,231	792,359

See accompanying notes to financial statements.

SPDR MSCI Germany StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

TEXTILES, APPAREL & LUXURY GOODS — 4.4%
adidas AG	2,461	$556,858
HUGO BOSS AG	3,199	282,088

		838,946

TRADING COMPANIES & DISTRIBUTORS — 1.6%
Brenntag AG	5,352	298,103

TRANSPORTATION INFRASTRUCTURE — 0.5%
Fraport AG Frankfurt Airport Services Worldwide	1,079	102,481

TOTAL COMMON STOCKS (Cost $17,089,872)		18,825,717

SHORT-TERM INVESTMENT — 0.0% (d)
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (e) (f) (Cost $1,300)	1,300	1,300

TOTAL INVESTMENTS — 99.5% (Cost $17,091,172)		18,827,017
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		90,000

NET ASSETS — 100.0%		$18,917,017

(a)	Non-income producing security.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 5.4% of net assets as of September 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(d)	Amount is less than 0.05% of net assets.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(f)	The rate shown is the annualized seven-day yield at September 30, 2017.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Air Freight & Logistics	$786,891	$—	$—	$786,891
Airlines	197,445	—	—	197,445
Auto Components	570,200	—	—	570,200
Automobiles	1,659,058	—	—	1,659,058
Banks	176,539	—	—	176,539
Capital Markets	250,803	—	—	250,803
Chemicals	2,581,526	—	—	2,581,526
Construction & Engineering	12,657	—	—	12,657
Construction Materials	150,214	—	—	150,214
Diversified Financial Services	152,329	—	—	152,329
Diversified Telecommunication Services	609,787	—	—	609,787
Electrical Equipment	239,670	—	—	239,670
Food & Staples Retailing	57,215	—	—	57,215
Health Care Providers & Services	584,652	—	—	584,652
Household Products	655,490	—	—	655,490
Industrial Conglomerates	876,088	—	—	876,088
Insurance	2,328,026	—	—	2,328,026
Internet & Catalog Retail	34,236	—	—	34,236
Internet Software & Services	69,053	—	—	69,053
Life Sciences Tools & Services	59,280	—	—	59,280
Machinery	565,807	—	—	565,807
Media	783,875	—	—	783,875
Metals & Mining	61,422	—	—	61,422
Multi-Utilities	859,437	—	—	859,437

See accompanying notes to financial statements.

SPDR MSCI Germany StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Personal Products	$557,126	$—	$—	$557,126
Pharmaceuticals	1,116,279	—	—	1,116,279
Real Estate Management & Development	330,441	—	—	330,441
Semiconductors & Semiconductor Equipment	468,282	—	—	468,282
Software	792,359	—	—	792,359
Textiles, Apparel & Luxury Goods	838,946	—	—	838,946
Trading Companies & Distributors	298,103	—	—	298,103
Transportation Infrastructure	102,481	—	—	102,481
Short-Term Investment	1,300	—	—	1,300

TOTAL INVESTMENTS	$18,827,017	$—	$—	$18,827,017

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	353	$353	$—	$353	$—	$—	—	$—	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	397,053	395,753	—	—	1,300	1,300	93
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	28,981	28,981	—	—	—	—	4

TOTAL		$353	$426,034	$425,087	$—	$—		$1,300	$97

See accompanying notes to financial statements.

SPDR MSCI Japan StrategicFactors ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.0%
AIR FREIGHT & LOGISTICS — 0.1%
Yamato Holdings Co., Ltd.	600	$12,108

AIRLINES — 1.1%
ANA Holdings, Inc.	1,700	64,321
Japan Airlines Co., Ltd.	3,100	104,871

		169,192

AUTO COMPONENTS — 3.8%
Aisin Seiki Co., Ltd.	600	31,609
Bridgestone Corp.	7,300	331,131
Denso Corp.	1,000	50,575
Koito Manufacturing Co., Ltd.	1,300	81,535
NGK Spark Plug Co., Ltd.	200	4,255
NOK Corp.	200	4,478
Stanley Electric Co., Ltd.	100	3,425
Sumitomo Electric Industries, Ltd.	1,900	31,024
Sumitomo Rubber Industries, Ltd.	600	10,991
Toyoda Gosei Co., Ltd.	100	2,362
Toyota Industries Corp.	300	17,243
Yokohama Rubber Co., Ltd.	200	4,122

		572,750

AUTOMOBILES — 7.5%
Honda Motor Co., Ltd.	5,400	159,844
Isuzu Motors, Ltd.	6,100	80,799
Mazda Motor Corp.	1,800	27,584
Mitsubishi Motors Corp.	1,300	10,278
Nissan Motor Co., Ltd.	10,500	103,960
Subaru Corp.	7,400	266,904
Suzuki Motor Corp.	600	31,459
Toyota Motor Corp.	7,000	417,270
Yamaha Motor Co., Ltd.	400	11,975

		1,110,073

BANKS — 7.1%
Aozora Bank, Ltd.	900	34,220
Bank of Kyoto, Ltd.	200	10,163
Chiba Bank, Ltd.	3,000	21,454
Chugoku Bank, Ltd.	700	9,589
Concordia Financial Group, Ltd.	3,900	19,267
Fukuoka Financial Group, Inc.	2,000	9,239
Hachijuni Bank, Ltd.	1,300	8,119
Hiroshima Bank, Ltd.	500	4,046
Japan Post Bank Co., Ltd.	5,200	64,212
Kyushu Financial Group, Inc.	2,000	12,295
Mebuki Financial Group, Inc.	5,800	22,414
Mitsubishi UFJ Financial Group, Inc.	37,200	241,479
Mizuho Financial Group, Inc.	108,900	190,683
Resona Holdings, Inc.	11,600	59,564
Seven Bank, Ltd.	500	1,803
Shinsei Bank, Ltd.	500	8,000
Shizuoka Bank, Ltd.	1,000	8,990
Sumitomo Mitsui Financial Group, Inc.	5,400	207,240
Sumitomo Mitsui Trust Holdings, Inc.	1,000	36,077
Suruga Bank, Ltd.	2,600	56,035
Yamaguchi Financial Group, Inc.	3,000	35,100

		1,059,989

BEVERAGES — 1.6%
Asahi Group Holdings, Ltd.	1,500	60,712
Coca-Cola Bottlers Japan, Inc.	600	19,455
Kirin Holdings Co., Ltd.	3,800	89,392
Suntory Beverage & Food, Ltd.	1,500	66,761

		236,320

BUILDING PRODUCTS — 1.9%
Asahi Glass Co., Ltd.	400	14,836
Daikin Industries, Ltd.	2,400	242,953
LIXIL Group Corp.	500	13,263
TOTO, Ltd.	100	4,211

		275,263

CAPITAL MARKETS — 0.4%
Daiwa Securities Group, Inc.	3,000	16,985
Nomura Holdings, Inc.	6,000	33,580
SBI Holdings, Inc.	400	6,020

		56,585

CHEMICALS — 3.1%
Air Water, Inc.	200	3,688
Asahi Kasei Corp.	3,000	36,912
Daicel Corp.	400	4,819
Hitachi Chemical Co., Ltd.	1,000	27,406
JSR Corp.	300	5,698
Kaneka Corp.	1,000	7,764
Kansai Paint Co., Ltd.	1,900	47,802
Kuraray Co., Ltd.	1,200	22,430
Mitsubishi Chemical Holdings Corp.	3,200	30,475
Mitsubishi Gas Chemical Co., Inc.	300	7,028
Mitsui Chemicals, Inc.	400	12,153
Nippon Paint Holdings Co., Ltd.	100	3,398
Nissan Chemical Industries, Ltd.	1,400	49,251
Nitto Denko Corp.	100	8,335
Shin-Etsu Chemical Co., Ltd.	1,000	89,371
Sumitomo Chemical Co., Ltd.	3,000	18,736
Taiyo Nippon Sanso Corp.	100	1,183
Teijin, Ltd.	300	5,911
Toray Industries, Inc.	7,700	74,664
Tosoh Corp.	500	11,265

		468,289

COMMERCIAL SERVICES & SUPPLIES — 1.3%
Dai Nippon Printing Co., Ltd.	1,000	23,924
Park24 Co., Ltd.	2,000	48,683
Secom Co., Ltd.	1,000	72,865
Sohgo Security Services Co., Ltd.	100	4,584
Toppan Printing Co., Ltd.	4,000	39,657

		189,713

CONSTRUCTION & ENGINEERING — 2.5%
JGC Corp.	400	6,471
Kajima Corp.	8,000	79,456
Obayashi Corp.	4,700	56,326
Shimizu Corp.	4,000	44,312
Taisei Corp.	3,600	188,691

		375,256

CONSTRUCTION MATERIALS — 0.1%
Taiheiyo Cement Corp.	300	11,580

See accompanying notes to financial statements.

SPDR MSCI Japan StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

CONSUMER FINANCE — 0.0% (a)
Acom Co., Ltd. (b)	200	$775
AEON Financial Service Co., Ltd.	100	2,088
Credit Saison Co., Ltd.	200	4,149

		7,012

CONTAINERS & PACKAGING — 0.0% (a)
Toyo Seikan Group Holdings, Ltd.	300	5,010

DIVERSIFIED CONSUMER SERVICES — 0.2%
Benesse Holdings, Inc.	1,000	36,068

DIVERSIFIED FINANCIAL SERVICES — 1.1%
Japan Exchange Group, Inc.	6,400	113,200
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,000	5,295
ORIX Corp.	2,800	45,135

		163,630

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.8%
Nippon Telegraph & Telephone Corp.	2,700	123,696

ELECTRIC UTILITIES — 1.5%
Chubu Electric Power Co., Inc.	4,000	49,642
Chugoku Electric Power Co., Inc.	2,400	25,479
Kansai Electric Power Co., Inc.	2,600	33,249
Kyushu Electric Power Co., Inc.	1,200	12,739
Tohoku Electric Power Co., Inc.	3,400	43,223
Tokyo Electric Power Co. Holdings, Inc. (b)	14,200	57,272

		221,604

ELECTRICAL EQUIPMENT — 0.6%
Fuji Electric Co., Ltd.	1,000	5,544
Mitsubishi Electric Corp.	2,800	43,729
Nidec Corp.	300	36,832

		86,105

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 5.8%
Alps Electric Co., Ltd.	200	5,275
Hamamatsu Photonics KK	100	3,021
Hirose Electric Co., Ltd.	100	14,072
Hitachi High-Technologies Corp.	700	25,372
Hitachi, Ltd.	12,000	84,527
Keyence Corp.	700	371,563
Kyocera Corp.	1,000	62,026
Murata Manufacturing Co., Ltd.	1,700	249,794
Nippon Electric Glass Co., Ltd.	200	7,738
Omron Corp.	200	10,181
Shimadzu Corp.	500	9,843
TDK Corp.	200	13,574
Yaskawa Electric Corp.	200	6,334
Yokogawa Electric Corp.	200	3,404

		866,724

FOOD & STAPLES RETAILING — 1.8%
Aeon Co., Ltd.	2,800	41,354
FamilyMart UNY Holdings Co., Ltd.	500	26,341
Lawson, Inc.	500	33,092
Seven & i Holdings Co., Ltd.	1,800	69,480
Sundrug Co., Ltd.	1,000	41,398
Tsuruha Holdings, Inc.	500	59,743

		271,408

FOOD PRODUCTS — 1.9%
Ajinomoto Co., Inc.	1,900	37,067
Calbee, Inc.	900	31,622
Kikkoman Corp.	200	6,148
MEIJI Holdings Co., Ltd.	500	39,621
NH Foods, Ltd.	2,000	54,990
Nisshin Seifun Group, Inc.	1,300	21,770
Nissin Foods Holdings Co., Ltd.	700	42,535
Toyo Suisan Kaisha, Ltd.	1,000	36,734
Yamazaki Baking Co., Ltd.	700	12,636

		283,123

GAS UTILITIES — 0.8%
Osaka Gas Co., Ltd.	3,200	59,471
Toho Gas Co., Ltd.	400	11,709
Tokyo Gas Co., Ltd.	1,800	44,103

		115,283

HEALTH CARE EQUIPMENT & SUPPLIES — 2.9%
Hoya Corp.	4,800	259,050
Olympus Corp.	200	6,770
Sysmex Corp.	1,900	121,192
Terumo Corp.	1,200	47,173

		434,185

HEALTH CARE PROVIDERS & SERVICES — 0.5%
Alfresa Holdings Corp.	1,100	20,121
Medipal Holdings Corp.	1,400	24,302
Miraca Holdings, Inc.	400	18,585
Suzuken Co., Ltd.	500	17,768

		80,776

HEALTH CARE TECHNOLOGY — 0.5%
M3, Inc.	2,700	76,876

HOTELS, RESTAURANTS & LEISURE — 2.0%
McDonald’s Holdings Co., Japan, Ltd.	2,000	88,482
Oriental Land Co., Ltd.	2,800	213,274

		301,756

HOUSEHOLD DURABLES — 1.7%
Casio Computer Co., Ltd.	200	2,814
Iida Group Holdings Co., Ltd.	300	5,346
Nikon Corp.	1,300	22,532
Panasonic Corp.	4,300	62,285
Rinnai Corp.	200	17,110
Sekisui Chemical Co., Ltd.	1,900	37,371
Sekisui House, Ltd.	2,600	43,805
Sharp Corp. (b)	100	3,016
Sony Corp.	1,700	63,219

		257,498

HOUSEHOLD PRODUCTS — 0.1%
Lion Corp.	400	7,299
Unicharm Corp.	400	9,154

		16,453

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
Electric Power Development Co., Ltd.	400	10,042

See accompanying notes to financial statements.

SPDR MSCI Japan StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

INDUSTRIAL CONGLOMERATES — 0.2%
Seibu Holdings, Inc.	200	$3,415
Toshiba Corp. (b)	8,000	22,387

		25,802

INSURANCE — 1.9%
Dai-ichi Life Holdings, Inc.	2,800	50,222
Japan Post Holdings Co., Ltd.	4,200	49,587
MS&AD Insurance Group Holdings, Inc.	1,700	54,716
Sompo Holdings, Inc.	800	31,114
Sony Financial Holdings, Inc.	300	4,920
T&D Holdings, Inc.	1,300	18,865
Tokio Marine Holdings, Inc.	1,700	66,481

		275,905

INTERNET & CATALOG RETAIL — 0.5%
Rakuten, Inc.	600	6,540
Start Today Co., Ltd.	2,200	69,675

		76,215

INTERNET SOFTWARE & SERVICES — 0.8%
DeNA Co., Ltd.	1,100	24,645
Kakaku.com, Inc.	1,800	22,931
Yahoo! Japan Corp.	14,900	70,685

		118,261

IT SERVICES — 1.7%
Fujitsu, Ltd.	5,000	37,130
Nomura Research Institute, Ltd.	1,000	39,000
NTT Data Corp.	4,000	42,784
Obic Co., Ltd.	800	50,317
Otsuka Corp.	1,200	76,862

		246,093

LEISURE EQUIPMENT & PRODUCTS — 1.6%
Bandai Namco Holdings, Inc.	2,500	85,728
Sankyo Co., Ltd.	1,000	31,893
Sega Sammy Holdings, Inc.	200	2,793
Shimano, Inc.	800	106,534
Yamaha Corp.	300	11,060

		238,008

MACHINERY — 2.1%
Amada Holdings Co., Ltd.	300	3,291
FANUC Corp.	200	40,492
Hino Motors, Ltd.	500	6,112
Hitachi Construction Machinery Co., Ltd.	200	5,926
Hoshizaki Corp.	600	52,716
IHI Corp.	200	6,947
JTEKT Corp.	400	5,536
Kawasaki Heavy Industries, Ltd.	300	9,941
Komatsu, Ltd.	1,400	39,812
Kubota Corp.	1,200	21,806
Kurita Water Industries, Ltd.	300	8,662
Makita Corp.	900	36,259
MINEBEA MITSUMI, Inc.	500	7,818
Mitsubishi Heavy Industries, Ltd.	800	31,619
Nabtesco Corp.	100	3,713
NGK Insulators, Ltd.	300	5,618
NSK, Ltd.	600	8,086
Sumitomo Heavy Industries, Ltd.	200	8,013

THK Co., Ltd.	100	3,403

		305,770

MARINE — 0.2%
Mitsui OSK Lines, Ltd.	400	12,118
Nippon Yusen KK (b)	700	14,545

		26,663

MEDIA — 0.2%
Dentsu, Inc.	200	8,777
Hakuhodo DY Holdings, Inc.	700	9,191
Toho Co., Ltd.	400	13,948

		31,916

METALS & MINING — 0.9%
Hitachi Metals, Ltd.	400	5,565
JFE Holdings, Inc.	1,700	33,188
Kobe Steel, Ltd.	1,300	14,852
Maruichi Steel Tube, Ltd.	100	2,909
Mitsubishi Materials Corp.	400	13,823
Nippon Steel & Sumitomo Metal Corp.	2,000	45,902
Sumitomo Metal Mining Co., Ltd.	500	16,053

		132,292

MULTILINE RETAIL — 0.8%
Don Quijote Holdings Co., Ltd.	200	7,471
Isetan Mitsukoshi Holdings, Ltd.	800	8,351
J Front Retailing Co., Ltd.	400	5,526
Marui Group Co., Ltd.	300	4,294
Ryohin Keikaku Co., Ltd.	300	88,349
Takashimaya Co., Ltd.	1,000	9,363

		123,354

OIL, GAS & CONSUMABLE FUELS — 0.7%
Idemitsu Kosan Co., Ltd.	400	11,282
Inpex Corp.	1,900	20,179
JXTG Holdings, Inc.	13,800	70,971
Showa Shell Sekiyu KK	500	5,752

		108,184

PAPER & FOREST PRODUCTS — 0.1%
Oji Holdings Corp.	2,000	10,785

PERSONAL PRODUCTS — 2.2%
Kao Corp.	4,900	288,171
Kose Corp.	300	34,354
Shiseido Co., Ltd.	200	7,999

		330,524

PHARMACEUTICALS — 6.5%
Astellas Pharma, Inc.	24,800	315,384
Chugai Pharmaceutical Co., Ltd.	800	33,190
Daiichi Sankyo Co., Ltd.	2,600	58,622
Eisai Co., Ltd.	500	25,656
Hisamitsu Pharmaceutical Co., Inc.	200	9,595
Kyowa Hakko Kirin Co., Ltd.	1,000	17,004
Mitsubishi Tanabe Pharma Corp.	3,300	75,636
Ono Pharmaceutical Co., Ltd.	200	4,530
Otsuka Holdings Co., Ltd.	1,800	71,495
Santen Pharmaceutical Co., Ltd.	1,500	23,626
Shionogi & Co., Ltd.	3,600	196,718
Sumitomo Dainippon Pharma Co., Ltd.	1,200	15,607

See accompanying notes to financial statements.

SPDR MSCI Japan StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Taisho Pharmaceutical Holdings Co., Ltd.	400	$30,347
Takeda Pharmaceutical Co., Ltd.	1,700	93,846

		971,256

PROFESSIONAL SERVICES — 0.7%
Recruit Holdings Co., Ltd.	4,600	99,589

REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.2%
Daiwa House REIT Investment Corp.	7	16,753
Japan Prime Realty Investment Corp. REIT	7	23,382
Japan Real Estate Investment Corp. REIT	5	24,030
Japan Retail Fund Investment Corp. REIT	9	16,143
Nippon Building Fund, Inc. REIT	4	19,935
Nippon Prologis REIT, Inc.	13	27,382
Nomura Real Estate Master Fund, Inc.	23	29,893
United Urban Investment Corp. REIT	14	20,497

		178,015

REAL ESTATE MANAGEMENT & DEVELOPMENT — 3.1%
Aeon Mall Co., Ltd.	100	1,779
Daito Trust Construction Co., Ltd.	1,100	200,329
Daiwa House Industry Co., Ltd.	6,100	210,532
Hulic Co., Ltd.	200	1,960
Mitsubishi Estate Co., Ltd.	1,000	17,381
Mitsui Fudosan Co., Ltd.	900	19,509
Nomura Real Estate Holdings, Inc.	200	4,260
Tokyo Tatemono Co., Ltd.	200	2,557
Tokyu Fudosan Holdings Corp.	900	5,429

		463,736

ROAD & RAIL — 4.2%
Central Japan Railway Co.	600	105,166
East Japan Railway Co.	1,100	101,484
Hankyu Hanshin Holdings, Inc.	1,600	60,694
Keikyu Corp.	1,500	30,396
Keio Corp.	400	16,488
Keisei Electric Railway Co., Ltd.	600	16,604
Kintetsu Group Holdings Co., Ltd.	800	29,743
Kyushu Railway Co.	1,800	53,489
Nagoya Railroad Co., Ltd.	1,400	30,135
Nippon Express Co., Ltd.	400	26,047
Odakyu Electric Railway Co., Ltd.	1,100	20,863
Tobu Railway Co., Ltd.	1,600	43,921
Tokyu Corp.	2,000	28,304
West Japan Railway Co.	900	62,540

		625,874

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.7%
Disco Corp.	300	61,005
Rohm Co., Ltd.	100	8,564
Tokyo Electron, Ltd.	200	30,702

		100,271

SOFTWARE — 1.2%
Konami Holdings Corp.	500	24,030
LINE Corp. (b)	100	3,611
Nexon Co., Ltd. (b)	100	2,608
Oracle Corp. Japan	1,100	86,386
Trend Micro, Inc.	1,300	63,981

		180,616

SPECIALTY RETAIL — 2.6%
ABC-Mart, Inc.	800	42,216
Hikari Tsushin, Inc.	400	50,104
Nitori Holdings Co., Ltd.	1,200	171,527
Shimamura Co., Ltd.	200	23,986
USS Co., Ltd.	3,100	62,515
Yamada Denki Co., Ltd.	6,800	37,152

		387,500

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.7%
Brother Industries, Ltd.	300	6,977
Canon, Inc.	3,400	116,137
FUJIFILM Holdings Corp.	1,700	65,952
Konica Minolta, Inc.	1,100	9,030
NEC Corp.	700	18,967
Ricoh Co., Ltd.	2,200	21,382
Seiko Epson Corp.	500	12,095

		250,540

TEXTILES, APPAREL & LUXURY GOODS — 0.0% (a)
Asics Corp.	200	2,978

TOBACCO — 1.8%
Japan Tobacco, Inc.	8,400	275,212

TRADING COMPANIES & DISTRIBUTORS — 3.3%
ITOCHU Corp.	4,200	68,766
Marubeni Corp.	9,500	64,858
MISUMI Group, Inc.	2,500	65,806
Mitsubishi Corp.	4,100	95,265
Mitsui & Co., Ltd.	7,500	110,803
Sumitomo Corp.	4,500	64,703
Toyota Tsusho Corp.	700	22,978

		493,179

TRANSPORTATION INFRASTRUCTURE — 0.2%
Kamigumi Co., Ltd.	1,000	23,142

WIRELESS TELECOMMUNICATION SERVICES — 5.1%
KDDI Corp.	13,200	347,927
NTT DOCOMO, Inc.	13,900	317,416
SoftBank Group Corp.	1,100	88,770

		754,113

TOTAL COMMON STOCKS (Cost $13,741,773)		14,750,160

SHORT-TERM INVESTMENT — 0.0% (a)
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (c) (d) (Cost $131)	131	131

TOTAL INVESTMENTS — 99.0% (Cost $13,741,904)		14,750,291
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.0%		146,864

NET ASSETS — 100.0%		$14,897,155

(a)	Amount is less than 0.05% of net assets.
(b)	Non-income producing security.

See accompanying notes to financial statements.

SPDR MSCI Japan StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2017.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Air Freight & Logistics	$12,108	$—	$—	$12,108
Airlines	169,192	—	—	169,192
Auto Components	572,750	—	—	572,750
Automobiles	1,110,073	—	—	1,110,073
Banks	1,059,989	—	—	1,059,989
Beverages	236,320	—	—	236,320
Building Products	275,263	—	—	275,263
Capital Markets	56,585	—	—	56,585
Chemicals	468,289	—	—	468,289
Commercial Services & Supplies	189,713	—	—	189,713
Construction & Engineering	375,256	—	—	375,256
Construction Materials	11,580	—	—	11,580
Consumer Finance	7,012	—	—	7,012
Containers & Packaging	5,010	—	—	5,010
Diversified Consumer Services	36,068	—	—	36,068
Diversified Financial Services	163,630	—	—	163,630
Diversified Telecommunication Services	123,696	—	—	123,696
Electric Utilities	221,604	—	—	221,604
Electrical Equipment	86,105	—	—	86,105
Electronic Equipment, Instruments & Components	866,724	—	—	866,724
Food & Staples Retailing	271,408	—	—	271,408
Food Products	283,123	—	—	283,123
Gas Utilities	115,283	—	—	115,283
Health Care Equipment & Supplies	434,185	—	—	434,185
Health Care Providers & Services	80,776	—	—	80,776
Health Care Technology	76,876	—	—	76,876
Hotels, Restaurants & Leisure	301,756	—	—	301,756
Household Durables	257,498	—	—	257,498
Household Products	16,453	—	—	16,453
Independent Power Producers & Energy Traders	10,042	—	—	10,042
Industrial Conglomerates	25,802	—	—	25,802
Insurance	275,905	—	—	275,905
Internet & Catalog Retail	76,215	—	—	76,215
Internet Software & Services	118,261	—	—	118,261
IT Services	246,093	—	—	246,093
Leisure Equipment & Products	238,008	—	—	238,008
Machinery	305,770	—	—	305,770
Marine	26,663	—	—	26,663
Media	31,916	—	—	31,916
Metals & Mining	132,292	—	—	132,292
Multiline Retail	123,354	—	—	123,354
Oil, Gas & Consumable Fuels	108,184	—	—	108,184

See accompanying notes to financial statements.

SPDR MSCI Japan StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Paper & Forest Products	$10,785	$—	$—	$10,785
Personal Products	330,524	—	—	330,524
Pharmaceuticals	971,256	—	—	971,256
Professional Services	99,589	—	—	99,589
Real Estate Investment Trusts (REITs)	178,015	—	—	178,015
Real Estate Management & Development	463,736	—	—	463,736
Road & Rail	625,874	—	—	625,874
Semiconductors & Semiconductor Equipment	100,271	—	—	100,271
Software	180,616	—	—	180,616
Specialty Retail	387,500	—	—	387,500
Technology Hardware, Storage & Peripherals	250,540	—	—	250,540
Textiles, Apparel & Luxury Goods	2,978	—	—	2,978
Tobacco	275,212	—	—	275,212
Trading Companies & Distributors	493,179	—	—	493,179
Transportation Infrastructure	23,142	—	—	23,142
Wireless Telecommunication Services	754,113	—	—	754,113
Short-Term Investment	131	—	—	131

TOTAL INVESTMENTS	$14,750,291	$—	$—	$14,750,291

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	754	$754	$—	$754	$—	$—	—	$—	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	111,864	111,733	—	—	131	131	26
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	202,065	202,065	—	—	—	—	18

TOTAL		$754	$313,929	$314,552	$—	$—		$131	$44

See accompanying notes to financial statements.

SPDR MSCI United Kingdom StrategicFactors ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.1%
AEROSPACE & DEFENSE — 2.7%
BAE Systems PLC	14,523	$123,046
Cobham PLC	2,021	3,951
Meggitt PLC	587	4,103
Rolls-Royce Holdings PLC (a)	1,064	12,662

		143,762

AIR FREIGHT & LOGISTICS — 0.5%
Royal Mail PLC	5,197	26,789

AIRLINES — 0.3%
easyJet PLC	931	15,201

AUTO COMPONENTS — 0.7%
GKN PLC	7,942	36,868

BANKS — 8.9%
Barclays PLC	29,661	76,943
HSBC Holdings PLC	27,572	272,668
Lloyds Banking Group PLC	72,880	66,226
Royal Bank of Scotland Group PLC (a)	4,831	17,390
Standard Chartered PLC (a)	3,937	39,172

		472,399

BEVERAGES — 2.4%
Coca-Cola HBC AG (a)	456	15,448
Diageo PLC	3,358	110,514

		125,962

CAPITAL MARKETS — 2.7%
3i Group PLC	6,263	76,717
Hargreaves Lansdown PLC	1,714	34,034
Investec PLC	534	3,905
Schroders PLC	677	30,473

		145,129

CHEMICALS — 1.5%
Croda International PLC	844	42,950
Johnson Matthey PLC	815	37,396

		80,346

COMMERCIAL SERVICES & SUPPLIES — 0.4%
Babcock International Group PLC	1,342	14,899
G4S PLC	1,205	4,499

		19,398

CONSUMER FINANCE — 0.0% (b)
Provident Financial PLC	80	891

DIVERSIFIED FINANCIAL SERVICES — 0.6%
London Stock Exchange Group PLC	613	31,499

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.5%
BT Group PLC	33,628	128,087
Inmarsat PLC	566	4,887

		132,974

ELECTRIC UTILITIES — 1.0%
SSE PLC	2,936	55,029

FOOD & STAPLES RETAILING — 1.1%
J Sainsbury PLC	3,639	11,615
Tesco PLC (a)	12,668	31,808
Wm Morrison Supermarkets PLC	4,813	15,117

		58,540

FOOD PRODUCTS — 2.0%
Associated British Foods PLC	1,859	79,637
Tate & Lyle PLC	2,720	23,666

		103,303

HEALTH CARE EQUIPMENT & SUPPLIES — 2.4%
ConvaTec Group PLC (c)	9,297	34,164
Smith & Nephew PLC	5,145	93,050

		127,214

HEALTH CARE PROVIDERS & SERVICES — 0.0% (b)
Mediclinic International PLC	134	1,169

HOTELS, RESTAURANTS & LEISURE — 4.8%
Carnival PLC	427	27,172
Compass Group PLC	6,729	142,912
InterContinental Hotels Group PLC	37	1,960
Merlin Entertainments PLC (c)	2,346	14,022
TUI AG	1,576	26,769
Whitbread PLC	866	43,756

		256,591

HOUSEHOLD DURABLES — 2.6%
Barratt Developments PLC	1,156	9,531
Berkeley Group Holdings PLC	755	37,651
Persimmon PLC	1,516	52,516
Taylor Wimpey PLC	14,850	38,951

		138,649

HOUSEHOLD PRODUCTS — 3.1%
Reckitt Benckiser Group PLC	1,786	163,252

INDUSTRIAL CONGLOMERATES — 0.7%
DCC PLC	87	8,456
Smiths Group PLC	1,430	30,256

		38,712

INSURANCE — 6.5%
Admiral Group PLC	2,407	58,677
Aviva PLC	5,738	39,608
Direct Line Insurance Group PLC	6,125	29,879
Legal & General Group PLC	29,275	102,081
Old Mutual PLC	3,940	10,266
Prudential PLC	2,262	54,217
RSA Insurance Group PLC	3,537	29,564
St James’s Place PLC	434	6,673
Standard Life Aberdeen PLC	2,147	12,487

		343,452

INTERNET SOFTWARE & SERVICES — 0.1%
Auto Trader Group PLC (c)	979	5,155

IT SERVICES — 0.4%
Worldpay Group PLC (c)	4,092	22,344

MACHINERY — 0.4%
IMI PLC	1,150	19,178
Weir Group PLC	124	3,269

		22,447

MEDIA — 4.7%
ITV PLC	20,216	47,383
Pearson PLC	1,130	9,278
RELX PLC	6,704	147,239

See accompanying notes to financial statements.

SPDR MSCI United Kingdom StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Sky PLC	1,551	$19,040
WPP PLC	1,455	27,037

		249,977

METALS & MINING — 4.2%
Anglo American PLC	1,759	31,612
Antofagasta PLC	301	3,832
BHP Billiton PLC	2,001	35,290
Fresnillo PLC	458	8,633
Glencore PLC (a)	15,393	70,630
Randgold Resources, Ltd.	208	20,414
Rio Tinto PLC	1,062	49,484

		219,895

MULTI-UTILITIES — 2.2%
Centrica PLC	8,692	21,807
National Grid PLC	7,411	91,933

		113,740

MULTILINE RETAIL — 1.9%
Marks & Spencer Group PLC	8,311	39,406
Next PLC	855	60,338

		99,744

OIL, GAS & CONSUMABLE FUELS — 9.7%
BP PLC	28,447	182,166
Royal Dutch Shell PLC Class A	7,079	213,552
Royal Dutch Shell PLC Class B	3,845	118,365

		514,083

PAPER & FOREST PRODUCTS — 0.8%
Mondi PLC	1,654	44,493

PERSONAL PRODUCTS — 2.8%
Unilever PLC	2,574	149,153

PHARMACEUTICALS — 7.4%
AstraZeneca PLC	2,660	176,834
GlaxoSmithKline PLC	9,103	181,791
Hikma Pharmaceuticals PLC	130	2,112
Shire PLC	600	30,493

		391,230

PROFESSIONAL SERVICES — 1.9%
Capita PLC	3,181	24,113
Experian PLC	1,430	28,759
Intertek Group PLC	679	45,385

		98,257

REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.2%
British Land Co. PLC REIT	833	6,728
Hammerson PLC REIT	1,392	10,029
Intu Properties PLC REIT	686	2,122
Land Securities Group PLC REIT	1,556	20,305
Segro PLC REIT	3,071	22,084

		61,268

SOFTWARE — 1.1%
Micro Focus International PLC	78	2,498
Sage Group PLC	5,868	54,991

		57,489

SPECIALTY RETAIL — 1.1%
Dixons Carphone PLC	1,289	3,345
Kingfisher PLC	14,095	56,448

		59,793

TEXTILES, APPAREL & LUXURY GOODS — 0.8%
Burberry Group PLC	1,868	44,109

TOBACCO — 4.9%
British American Tobacco PLC	2,993	187,607
Imperial Brands PLC	1,695	72,407

		260,014

TRADING COMPANIES & DISTRIBUTORS — 2.8%
Ashtead Group PLC	214	5,165
Bunzl PLC	1,777	54,048
Ferguson PLC	1,021	67,066
Travis Perkins PLC	1,060	20,593

		146,872

WATER UTILITIES — 0.8%
Severn Trent PLC	858	25,014
United Utilities Group PLC	1,696	19,444

		44,458

WIRELESS TELECOMMUNICATION SERVICES — 2.5%
Vodafone Group PLC	46,339	129,812

TOTAL COMMON STOCKS (Cost $5,322,031)		5,251,462

SHORT-TERM INVESTMENT — 0.0% (b)
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (d) (e) (Cost $1,793)	1,793	1,793

TOTAL INVESTMENTS — 99.1% (Cost $5,323,824)		5,253,255
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%		45,468

NET ASSETS — 100.0%		$5,298,723

(a)	Non-income producing security.
(b)	Amount shown represents less than 0.05% of net assets.
(c)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 1.4% of net assets as of September 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at September 30, 2017.

REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR MSCI United Kingdom StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$143,762	$—	$—	$143,762
Air Freight & Logistics	26,789	—	—	26,789
Airlines	15,201	—	—	15,201
Auto Components	36,868	—	—	36,868
Banks	472,399	—	—	472,399
Beverages	125,962	—	—	125,962
Capital Markets	145,129	—	—	145,129
Chemicals	80,346	—	—	80,346
Commercial Services & Supplies	19,398	—	—	19,398
Consumer Finance	891	—	—	891
Diversified Financial Services	31,499	—	—	31,499
Diversified Telecommunication Services	132,974	—	—	132,974
Electric Utilities	55,029	—	—	55,029
Food & Staples Retailing	58,540	—	—	58,540
Food Products	103,303	—	—	103,303
Health Care Equipment & Supplies	127,214	—	—	127,214
Health Care Providers & Services	1,169	—	—	1,169
Hotels, Restaurants & Leisure	256,591	—	—	256,591
Household Durables	138,649	—	—	138,649
Household Products	163,252	—	—	163,252
Industrial Conglomerates	38,712	—	—	38,712
Insurance	343,452	—	—	343,452
Internet Software & Services	5,155	—	—	5,155
IT Services	22,344	—	—	22,344
Machinery	22,447	—	—	22,447
Media	249,977	—	—	249,977
Metals & Mining	219,895	—	—	219,895
Multi-Utilities	113,740	—	—	113,740
Multiline Retail	99,744	—	—	99,744
Oil, Gas & Consumable Fuels	514,083	—	—	514,083
Paper & Forest Products	44,493	—	—	44,493
Personal Products	149,153	—	—	149,153
Pharmaceuticals	391,230	—	—	391,230
Professional Services	98,257	—	—	98,257
Real Estate Investment Trusts (REITs)	61,268	—	—	61,268
Software	57,489	—	—	57,489
Specialty Retail	59,793	—	—	59,793
Textiles, Apparel & Luxury Goods	44,109	—	—	44,109
Tobacco	260,014	—	—	260,014
Trading Companies & Distributors	146,872	—	—	146,872
Water Utilities	44,458	—	—	44,458
Wireless Telecommunication Services	129,812	—	—	129,812
Short-Term Investment	1,793	—	—	1,793

TOTAL INVESTMENTS	$5,253,255	$—	$—	$5,253,255

See accompanying notes to financial statements.

SPDR MSCI United Kingdom StrategicFactors ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	1,019	$1,019	$—	$1,019	$—	$—	—	$—	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	339,759	337,966	—	—	1,793	1,793	76
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	46,211	46,211	—	—	—	—	4

TOTAL		$1,019	$385,970	$385,196	$—	$—		$1,793	$80

See accompanying notes to financial statements.

SPDR S&P Global Dividend ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.5%
AUSTRALIA — 1.1%
APA Group	271,815	$1,780,884

CANADA — 17.0%
Bank of Montreal (a)	14,403	1,087,495
Bank of Nova Scotia (a)	20,169	1,293,371
Canadian Apartment Properties	60,440	1,630,065
Canadian Imperial Bank of Commerce (a)	15,665	1,367,407
Emera, Inc.	49,219	1,859,905
Enbridge Income Fund Holdings, Inc.	75,458	1,939,168
First Capital Realty, Inc. (a)	97,310	1,531,252
Fortis, Inc.	45,168	1,617,257
Great-West Lifeco, Inc.	43,865	1,259,499
IGM Financial, Inc.	57,791	1,937,996
National Bank of Canada (a)	29,262	1,405,016
Power Corp. of Canada	58,216	1,476,056
Power Financial Corp.	54,651	1,512,390
RioCan Real Estate Investment Trust	98,770	1,889,870
Rogers Communications, Inc. Class B (a)	31,588	1,625,053
Royal Bank of Canada	15,491	1,195,779
Shaw Communications, Inc. Class B (a)	75,287	1,728,895
TELUS Corp.	49,867	1,789,494

		28,145,968

CHINA — 2.7%
China Overseas Land & Investment, Ltd.	454,000	1,476,385
Guangdong Investment, Ltd.	1,018,000	1,451,921
Hengan International Group Co., Ltd.	170,000	1,573,611

		4,501,917

FINLAND — 2.1%
Fortum Oyj	176,428	3,522,799

FRANCE — 5.2%
CNP Assurances	69,469	1,628,563
Sanofi	17,149	1,703,180
SCOR SE	40,463	1,696,958
TOTAL SA (a)	36,585	1,965,531
Unibail-Rodamco SE REIT	6,819	1,658,637

		8,652,869

GERMANY — 2.8%
Axel Springer SE	28,000	1,799,733
Deutsche EuroShop AG	32,384	1,214,762
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	7,423	1,587,482

		4,601,977

HONG KONG — 6.8%
CK Infrastructure Holdings, Ltd.	163,500	1,406,686
CLP Holdings, Ltd.	144,600	1,481,971
Hysan Development Co., Ltd.	335,000	1,576,203
I-CABLE Communications, Ltd. (b)	49,250	1,608
Link REIT	233,000	1,888,294
Sino Land Co., Ltd.	959,270	1,685,020
Sun Hung Kai Properties, Ltd.	104,000	1,689,682
Wharf Holdings, Ltd.	181,597	1,618,184

		11,347,648

ITALY — 1.3%
Atlantia SpA	66,220	2,090,999

JAPAN — 2.0%
Canon, Inc.	57,600	1,967,503
Chugoku Electric Power Co., Inc. (a)	122,300	1,298,348

		3,265,851

MEXICO — 1.0%
Kimberly-Clark de Mexico SAB de CV Class A	840,307	1,714,464

NETHERLANDS — 1.0%
Boskalis Westminster	48,176	1,684,404

PORTUGAL — 1.9%
EDP - Energias de Portugal SA	818,490	3,081,864

SINGAPORE — 3.4%
Oversea-Chinese Banking Corp., Ltd.	183,035	1,504,231
Singapore Telecommunications, Ltd.	637,106	1,726,536
StarHub, Ltd. (a)	1,226,126	2,347,603

		5,578,370

SOUTH AFRICA — 5.7%
AVI, Ltd.	219,673	1,592,741
Foschini Group, Ltd.	138,729	1,394,739
Mr. Price Group, Ltd.	126,710	1,689,529
Sanlam, Ltd.	249,042	1,247,931
Standard Bank Group, Ltd.	133,126	1,555,905
Truworths International, Ltd. (a)	355,173	2,032,003

		9,512,848

SOUTH KOREA — 1.1%
SK Telecom Co., Ltd.	8,450	1,881,303

SPAIN — 3.1%
Abertis Infraestructuras SA	135,626	2,741,762
Enagas SA	85,188	2,399,397

		5,141,159

SWEDEN — 2.5%
Castellum AB	104,005	1,628,433
Hennes & Mauritz AB Class B (a)	50,857	1,314,674
Skanska AB Class B	52,587	1,215,724

		4,158,831

SWITZERLAND — 4.6%
Baloise Holding AG	9,113	1,442,860
Novartis AG	18,493	1,584,405
PSP Swiss Property AG	15,275	1,408,154
Roche Holding AG	5,399	1,379,323
Swiss Prime Site AG (b)	19,458	1,750,536

		7,565,278

THAILAND — 1.8%
Bangkok Bank PCL	244,490	1,429,552
Thai Beverage PCL	2,292,800	1,519,584

		2,949,136

UNITED KINGDOM — 12.3%
Ashmore Group PLC	445,038	2,025,313
BAE Systems PLC	179,680	1,522,342
Britvic PLC	198,552	2,012,556
Carillion PLC (a)	1,019,859	701,250

See accompanying notes to financial statements.

SPDR S&P Global Dividend ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Close Brothers Group PLC	65,432	$1,294,856
Essentra PLC.	310,716	2,303,218
GlaxoSmithKline PLC	96,875	1,934,638
Greene King PLC	200,138	1,467,435
IG Group Holdings PLC	286,582	2,464,598
IMI PLC	91,970	1,533,757
Pennon Group PLC	153,829	1,644,885
Tate & Lyle PLC	172,665	1,502,289

		20,407,137

UNITED STATES — 20.1%
AT&T, Inc.	40,688	1,593,749
CME Group, Inc.	12,276	1,665,608
Entergy Corp.	24,552	1,874,791
Gap, Inc. (a)	66,785	1,972,161
Garmin, Ltd. (a)	32,060	1,730,278
H&R Block, Inc.	67,280	1,781,574
Hawaiian Electric Industries, Inc.	42,025	1,402,374
Lazard, Ltd. Class A	26,063	1,178,569
Mattel, Inc. (a)	80,225	1,241,883
MDC Holdings, Inc.	49,847	1,655,419
Mercury General Corp. (a)	19,537	1,107,553
National Health Investors, Inc. REIT	24,605	1,901,720
Old Republic International Corp.	57,454	1,131,269
PPL Corp.	46,879	1,779,058
Public Service Enterprise Group, Inc.	31,626	1,462,702
Safety Insurance Group, Inc.	16,193	1,235,526
Southern Co.	34,399	1,690,367
Tupperware Brands Corp.	32,902	2,034,002
Verizon Communications, Inc.	33,185	1,642,326
Waddell & Reed Financial, Inc. Class A (a)	160,829	3,227,838

		33,308,767

TOTAL COMMON STOCKS (Cost $155,513,391)		164,894,473

SHORT-TERM INVESTMENTS — 3.6%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (c) (d)	150,675	150,675
State Street Navigator Securities Lending Government Money Market Portfolio (c) (e)	5,848,371	5,848,371

TOTAL SHORT-TERM INVESTMENTS (Cost $5,999,046)		5,999,046

TOTAL INVESTMENTS — 103.1% (Cost $161,512,437)		170,893,519
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.1)%		(5,168,344)

NET ASSETS — 100.0%		$165,725,175

(a)	All or a portion of the shares of the security are on loan at September 30, 2017.
(b)	Non-income producing security.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2017.
(e)	Investment of cash collateral for securities loaned.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$1,780,884	$—	$—	$1,780,884
Canada	28,145,968	—	—	28,145,968
China	4,501,917	—	—	4,501,917
Finland	3,522,799	—	—	3,522,799
France	8,652,869	—	—	8,652,869
Germany	4,601,977	—	—	4,601,977
Hong Kong	11,347,648	—	—	11,347,648
Italy	2,090,999	—	—	2,090,999
Japan	3,265,851	—	—	3,265,851
Mexico	1,714,464	—	—	1,714,464
Netherlands	1,684,404	—	—	1,684,404
Portugal	3,081,864	—	—	3,081,864

See accompanying notes to financial statements.

SPDR S&P Global Dividend ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Singapore	$5,578,370	$—	$—	$5,578,370
South Africa	9,512,848	—	—	9,512,848
South Korea	1,881,303	—	—	1,881,303
Spain	5,141,159	—	—	5,141,159
Sweden	4,158,831	—	—	4,158,831
Switzerland	7,565,278	—	—	7,565,278
Thailand	2,949,136	—	—	2,949,136
United Kingdom	20,407,137	—	—	20,407,137
United States	33,308,767	—	—	33,308,767
Short-Term Investments	5,999,046	—	—	5,999,046

TOTAL INVESTMENTS	$170,893,519	$—	$—	$170,893,519

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	57,050	$57,050	$42,031	$99,081	$—	$—	—	$—	$4
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	11,272,535	11,121,860	—	—	150,675	150,675	1,898
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	9,450,223	9,450,223	—	—	—	—	590
State Street Navigator Securities Lending Government Money Market Portfolio*	8,297,041	8,297,041	70,491,725	72,940,395	—	—	5,848,371	5,848,371	66,565

TOTAL		$8,354,091	$91,256,514	$93,611,559	$—	$—		$5,999,046	$69,057

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.7%
BRAZIL — 4.8%
AES Tiete Energia SA	48,858	$220,260
Aliansce Shopping Centers SA (a)	93,409	547,198
Alupar Investimento SA	46,501	276,082
Arezzo Industria e Comercio SA	45,350	716,849
Banco ABC Brasil SA (a)	2,734	14,979
Banco ABC Brasil SA Preference Shares	77,088	429,898
BR Properties SA	93,094	328,742
Cia de Saneamento de Minas Gerais-COPASA	50,993	689,977
Cia de Saneamento do Parana Preference Shares	146,800	502,150
Cia Energetica de Sao Paulo Class B, Preference Shares	102,130	465,908
Cia Ferro Ligas da Bahia - FERBASA Preference Shares	104,377	499,257
Cia Hering	125,388	1,127,765
Construtora Tenda SA (a)	25,768	133,762
Cosan Logistica SA (a)	63,314	179,144
Cosan, Ltd.	57,300	467,182
CVC Brasil Operadora e Agencia de Viagens SA	93,400	1,209,152
Cyrela Brazil Realty SA Empreendimentos e Participacoes	157,466	686,983
Direcional Engenharia SA (a)	171,831	317,245
Duratex SA	148,200	443,689
EcoRodovias Infraestrutura e Logistica SA	135,838	489,990
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA Preference Shares	99,999	400,546
Even Construtora e Incorporadora SA (a)	242,993	426,351
Ez Tec Empreendimentos e Participacoes SA	86,346	614,193
GAEC Educacao SA	77,185	563,670
Gafisa SA (a)	26,625	115,484
Helbor Empreendimentos SA (a)	184,035	144,289
International Meal Co. Alimentacao SA Class A (a)	97,857	329,784
Iochpe Maxion SA	104,440	709,551
JSL SA (a)	47,738	147,146
Kepler Weber SA (a)	18,547	133,100
Light SA (a)	71,495	443,686
Linx SA	65,683	406,165
LPS Brasil Consultoria de Imoveis SA (a)	100,405	224,734
Magnesita Refratarios SA	57,780	741,624
Mahle-Metal Leve SA	36,142	227,376
Marcopolo SA Preference Shares	483,388	664,761
Marfrig Global Foods SA (a)	200,025	409,137
Metalurgica Gerdau SA Preference Shares (a)	471,613	788,718
Mills Estruturas e Servicos de Engenharia SA (a)	145,457	213,370
Minerva SA	43,410	153,705
MRV Engenharia e Participacoes SA	246,250	1,071,211
Paranapanema SA (a)	253,596	125,068

Prumo Logistica SA (a)	30,880	108,851
QGEP Participacoes SA	173,819	432,466
Randon SA Implementos e Participacoes Preference Shares	256,066	560,194
Restoque Comercio e Confeccoes de Roupas SA (a)	8,600	110,384
Santos Brasil Participacoes SA (a)	167,697	185,025
Sao Martinho SA	75,183	422,840
Ser Educacional SA (b)	54,917	541,678
SLC Agricola SA	75,790	591,819
TOTVS SA	86,575	856,677
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	74,908	482,154

		23,091,969

CHILE — 1.5%
CAP SA	61,379	641,842
Inversiones Aguas Metropolitanas SA	534,651	949,377
Inversiones La Construccion SA	48,888	774,476
Ripley Corp. SA	1,117,414	1,066,048
Salfacorp SA	515,851	744,135
SMU SA (a)	2,113,136	547,188
Sociedad Matriz SAAM SA	7,920,417	842,690
SONDA SA	213,571	415,995
Vina Concha y Toro SA	610,747	1,016,462

		6,998,213

CHINA — 13.8%
21Vianet Group, Inc. ADR (a) (c)	42,432	241,438
361 Degrees International, Ltd.	909,000	399,179
500.com, Ltd. Class A, ADR (a) (c)	26,912	296,032
Anton Oilfield Services Group (a) (c)	2,230,000	219,839
AVIC International Holding HK, Ltd. (a)	1,818,000	134,999
Baozun, Inc. ADR (a) (c)	21,424	701,850
Beijing Capital Land, Ltd. Class H	1,108,400	618,718
Boshiwa International Holding, Ltd. (a) (c) (d)	1,843,000	—
Boyaa Interactive International, Ltd. (a) (c)	829,000	331,146
Changyou.com, Ltd. ADR (a)	14,500	574,345
Chaowei Power Holdings, Ltd.	706,000	408,558
Cheetah Mobile, Inc. ADR (a) (c)	34,977	294,157
China Aerospace International Holdings, Ltd.	2,204,000	290,642
China Aircraft Leasing Group Holdings, Ltd.	489,500	507,631
China Animal Healthcare, Ltd. (a) (c) (d)	1,059,700	—
China Aoyuan Property Group, Ltd.	1,087,000	606,773
China BlueChemical, Ltd. Class H	1,784,000	580,148
China Distance Education Holdings, Ltd. ADR (c)	34,077	227,634
China Dongxiang Group Co., Ltd.	4,035,000	702,575
China Electronics Corp. Holdings Co., Ltd.	1,142,000	209,080
China Energine International Holdings, Ltd. (a) (c)	698,000	43,789
China Fangda Group Co., Ltd. Class B	423,850	293,033

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

China Foods, Ltd. (c)	694,000	$353,633
China Forestry Holdings Co., Ltd. (a) (c) (d)	1,642,000	—
China Greenland Broad Greenstate Group Co., Ltd. (c)	760,000	146,927
China Harmony New Energy Auto Holding, Ltd. (a) (c)	670,500	389,731
China Hongxing Sports, Ltd. (a) (c) (d)	4,053,000	—
China Huiyuan Juice Group, Ltd. (a)	1,340,400	413,582
China Lilang, Ltd.	918,000	765,127
China Logistics Property Holdings Co., Ltd. (a) (c)	1,151,000	362,510
China Maple Leaf Educational Systems, Ltd. (c)	630,000	704,149
China Modern Dairy Holdings, Ltd. (a) (c)	2,268,000	493,631
China National Materials Co., Ltd.	1,204,000	678,249
China Overseas Grand Oceans Group, Ltd.	720,000	464,593
China Pioneer Pharma Holdings, Ltd.	443,000	147,464
China Power Clean Energy Development Co., Ltd.	495,000	278,215
China Rare Earth Holdings, Ltd. (a)	1,712,400	133,735
China Resources Phoenix Healthcare Holdings Co., Ltd. (c)	579,500	722,641
China SCE Property Holdings, Ltd.	2,162,800	1,054,997
China Shanshui Cement Group, Ltd. (a) (c) (d)	1,224,000	58,766
China Shengmu Organic Milk, Ltd. (a) (b) (c)	2,437,000	433,691
China Shineway Pharmaceutical Group, Ltd.	346,000	307,873
China Silver Group, Ltd. (c)	976,000	292,399
China Singyes Solar Technologies Holdings, Ltd. (a) (c)	513,600	171,623
China Suntien Green Energy Corp., Ltd. Class H (c)	1,491,000	370,330
China Travel International Investment Hong Kong, Ltd. (c)	3,200,000	1,171,726
China Yurun Food Group, Ltd. (a) (c)	1,008,000	120,020
Chinasoft International, Ltd. (a) (c)	1,736,000	962,382
Chongqing Iron & Steel Co., Ltd. Class H (a)	580,000	114,356
CITIC Resources Holdings, Ltd. (c)	3,117,000	359,161
CITIC Telecom International Holdings, Ltd.	1,761,000	507,285
Colour Life Services Group Co., Ltd. (a)	559,000	362,852
Consun Pharmaceutical Group, Ltd.	475,600	400,662
Coolpad Group, Ltd. (a) (d)	2,353,600	108,479
CT Environmental Group, Ltd. (c)	3,057,900	438,482
Dah Chong Hong Holdings, Ltd.	1,128,000	557,451
Eastern Communications Co., Ltd. Class B	246,074	173,728
Fang Holdings, Ltd. ADR (a) (c)	158,538	642,079
Fanhua, Inc. ADR	48,037	603,825
First Tractor Co., Ltd. Class H (c)	580,500	277,218
Foshan Electrical and Lighting Co., Ltd. Class B	157,800	123,239

Foxsemicon Integrated Technology, Inc.	75,000	503,314
Fu Shou Yuan International Group, Ltd. (c)	1,354,000	891,029
Fufeng Group, Ltd. (a)	1,059,600	725,781
Future Land Holdings Co., Ltd. Class A	531,529	1,429,882
Genscript Biotech Corp.	466,000	445,077
Goodbaby International Holdings, Ltd.	846,000	466,829
Grand Baoxin Auto Group, Ltd. (a)	828,601	476,323
Greatview Aseptic Packaging Co., Ltd.	912,048	560,491
Greentown Service Group Co., Ltd. (c)	1,206,000	739,593
Guorui Properties, Ltd.	1,026,000	350,727
Harbin Electric Co., Ltd. Class H	1,090,000	519,134
Hilong Holding, Ltd.	1,037,100	158,007
HNA Holding Group Co., Ltd. (a) (c)	3,614,000	168,885
Hollysys Automation Technologies, Ltd. (c)	42,196	911,856
Honghua Group, Ltd. (a)	2,440,000	209,303
Huadian Energy Co., Ltd. Class B (a)	345,900	169,837
Huangshan Tourism Development Co., Ltd. Class B	403,061	636,030
Huayi Tencent Entertainment Co., Ltd. (a) (c)	2,760,000	121,910
JA Solar Holdings Co., Ltd. ADR (a)	58,541	446,082
Jiangnan Group, Ltd.	504,000	30,005
JinkoSolar Holding Co., Ltd. ADR (a) (c)	21,265	530,562
Jumei International Holding, Ltd. ADR (a) (c)	42,681	123,775
Kama Co., Ltd. Class B (a)	268,100	302,149
Kandi Technologies Group, Inc. (a) (c)	40,417	232,398
Kangda International Environmental Co., Ltd. (a) (b)	1,706,200	369,170
Kingdee International Software Group Co., Ltd. (a) (c)	1,730,000	761,929
Launch Tech Co., Ltd. Class H	164,000	194,221
Leyou Technologies Holdings, Ltd. (a)	1,294,200	309,851
Li Ning Co., Ltd. (a)	1,971,749	1,756,997
Lifetech Scientific Corp. (a) (c)	2,214,000	521,561
Lonking Holdings, Ltd.	2,162,000	910,671
Luoyang Glass Co., Ltd. Class H (a) (c)	428,000	245,489
Luye Pharma Group, Ltd. (c)	1,718,500	1,003,285
Maoye International Holdings, Ltd.	1,490,000	164,057
Nanjing Panda Electronics Co., Ltd. Class H	130,000	82,720
Noah Holdings, Ltd. ADS (a) (c)	40,892	1,313,042
NQ Mobile, Inc. Class A, ADR (a)	94,603	331,111
Ourgame International Holdings, Ltd. (a)	538,000	143,270
Ozner Water International Holding, Ltd. (a) (b) (c)	1,177,000	302,888
Pacific Online, Ltd. (c)	833,100	149,326
Parkson Retail Group, Ltd. (c)	2,577,000	435,510
Poly Culture Group Corp., Ltd. Class H	149,100	356,586
Poly Property Group Co., Ltd. (a)	1,879,000	964,675
Powerlong Real Estate Holdings, Ltd.	1,201,000	611,978

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

PW Medtech Group, Ltd. (a)	2,262,000	$483,637
Real Gold Mining, Ltd. (a) (c) (d)	251,500	—
Renren, Inc. ADR (a) (c)	21,333	191,144
Shandong Airlines Co., Ltd. Class B	208,300	371,226
Shandong Zhonglu Oceanic Fisheries Co., Ltd. Class B (a)	90,900	64,474
Shang Gong Group Co., Ltd. Class B (a)	247,000	256,880
Shanghai Chlor-Alkali Chemical Co., Ltd. Class B (a)	408,800	320,499
Shanghai Diesel Engine Co., Ltd. Class B	365,960	294,598
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd. Class H	443,000	226,301
Shanghai Greencourt Investment Group Co., Ltd. Class B (a)	466,800	277,746
Shanghai Haixin Group Co. Class B	614,508	429,541
Shanghai Highly Group Co., Ltd. Class B	254,700	227,192
Shanghai Jin Jiang International Hotels Group Co., Ltd. Class H	962,000	359,640
Shanghai Jinjiang International Industrial Investment Co., Ltd. Class B	115,600	159,875
Shanghai Jinjiang International Travel Co., Ltd. Class B	97,400	306,810
Shanghai Potevio Co., Ltd. Class B (a)	79,800	66,473
Shenwan Hongyuan HK, Ltd. (c)	465,000	169,671
Shenzhen China Bicycle Co. Holdings, Ltd. Class B (a)	231,500	91,288
Shenzhen Chiwan Petroleum Class B (a)	40,300	105,410
Shenzhen SEG Co., Ltd. Class B	150,300	79,858
Shougang Concord International Enterprises Co., Ltd. (a)	8,550,000	251,770
Shougang Fushan Resources Group, Ltd.	2,792,000	632,701
Shunfeng International Clean Energy, Ltd. (a)	1,347,300	74,172
Sichuan Expressway Co., Ltd. Class H	1,466,000	589,351
Silergy Corp.	58,000	1,329,310
Sinofert Holdings, Ltd. (a) (c)	1,434,000	260,704
Sinopec Kantons Holdings, Ltd.	986,000	664,007
Sinosoft Technology Group, Ltd. (c)	651,200	188,423
Sinotrans Shipping, Ltd. (c)	1,945,000	560,289
Sinovac Biotech, Ltd. (a)	65,847	463,563
Sohu.com, Inc. (a)	27,756	1,511,314
Springland International Holdings, Ltd.	1,214,000	216,045
Sun King Power Electronics Group	1,009,000	223,484
Tarena International, Inc. ADR (c)	35,846	521,559
Tian Ge Interactive Holdings, Ltd. (b) (c)	664,000	483,716
Tiangong International Co., Ltd.	1,536,000	175,021
Tianjin Development Holdings, Ltd.	748,000	383,064
Tianjin Port Development Holdings, Ltd. (a)	3,652,000	579,779
Tianjin ZhongXin Pharmaceutical Group Corp., Ltd.	324,100	350,028
Tianneng Power International, Ltd.	886,000	915,413

Tong Ren Tang Technologies Co., Ltd. Class H	677,000	865,893
Tuniu Corp. ADR (a) (c)	81,579	637,948
V1 Group, Ltd. (a) (c)	2,048,999	70,830
Virscend Education Co., Ltd. (b)	928,000	570,295
West China Cement, Ltd. (a)	2,352,000	382,429
Wisdom Sports Group (a) (c)	1,119,000	181,947
Xiamen International Port Co., Ltd. Class H	1,878,000	355,850
Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co. Class H (b)	157,500	600,906
Yestar Healthcare Holdings Co., Ltd. (c)	1,527,200	674,567
YuanShengTai Dairy Farm, Ltd. (a)	4,759,000	237,624
Yuexiu Transport Infrastructure, Ltd.	1,050,549	789,522
Zhengzhou Coal Mining Machinery Group Co., Ltd. Class H	220,600	144,606
Zhonglu Co., Ltd. Class B	92,200	147,981

		65,942,067

COLOMBIA — 0.0% (e)
Avianca Holdings SA Preference Shares	187,788	184,480

CYPRUS — 0.2%
Globaltrans Investment PLC GDR	100,294	938,752

CZECH REPUBLIC — 0.6%
Moneta Money Bank A/S (b)	454,240	1,599,138
Philip Morris CR A/S	1,483	1,117,021

		2,716,159

EGYPT — 0.8%
Eastern Tobacco	41,880	710,418
Egypt Kuwait Holding Co. SAE	536,837	365,049
Egyptian Financial Group-Hermes Holding Co.	389,130	488,562
ElSewedy Electric Co.	102,991	612,403
Ezz Steel (a)	368,774	384,235
Global Telecom Holding SAE (a)	1,489,242	541,696
Juhayna Food Industries (a)	458,419	216,613
Orascom Telecom Media And Technology Holding SAE	2,912,994	127,082
Sidi Kerir Petrochemicals Co.	125,411	144,880
Six of October Development & Investment (a)	414,958	342,076

		3,933,014

GREECE — 1.0%
Aegean Airlines SA	50,423	482,245
Aegean Marine Petroleum Network, Inc.	39,052	193,308
Costamare, Inc.	40,695	251,495
Diana Shipping, Inc. (a)	63,559	230,719
Ellaktor SA (a)	93,056	172,717
FF Group (a)	23,369	508,057
Grivalia Properties REIC AE	45,188	464,765
Hellenic Exchanges - Athens Stock Exchange SA (a)	71,972	415,216
Holding Co. ADMIE IPTO SA (a)	124,063	269,868
Mytilineos Holdings SA (a)	88,808	876,656
Public Power Corp. SA (a)	104,412	245,637

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Star Bulk Carriers Corp. (a)	18,065	$175,411
StealthGas, Inc. (a)	60,932	201,685
Tsakos Energy Navigation, Ltd.	100,884	452,969

		4,940,748

HONG KONG — 3.2%
Ajisen China Holdings, Ltd.	621,000	282,247
Anxin-China Holdings, Ltd. (a) (d)	2,248,000	—
Beijing Enterprises Clean Energy Group, Ltd. (a) (c)	18,043,885	436,618
Beijing Enterprises Medical & Health Group, Ltd. (a) (c)	2,087,600	114,928
BEP International Holdings, Ltd. (a)	7,160,000	149,421
Carnival Group International Holdings, Ltd. (a) (c)	5,690,000	302,322
CGN Meiya Power Holdings Co., Ltd. (a) (b) .	1,720,000	235,625
China All Access Holdings, Ltd. (c)	1,150,000	359,251
China Animation Characters Co., Ltd. (c)	952,000	368,090
China Beidahuang Industry Group Holdings, Ltd. Class A (a)	2,002,400	98,701
China Chengtong Development Group, Ltd. (a)	2,608,000	193,663
China Financial International Investments, Ltd. (a) (c)	2,640,000	79,767
China First Capital Group, Ltd. (a)	2,474,000	991,412
China High Precision Automation Group, Ltd. (a) (d)	1,226,000	—
China High Speed Transmission Equipment Group Co., Ltd. (c)	806,000	1,033,982
China Lumena New Materials Corp. (a) (c) (d)	4,181,298	—
China Metal Recycling Holdings, Ltd. (a) (c) (d)	693,675	—
China Minsheng Drawin Technology Group, Ltd. (a) (c)	1,480,000	49,266
China NT Pharma Group Co., Ltd.	850,400	222,108
China Nuclear Energy Technology Corp., Ltd. (a)	1,180,000	243,230
China Oil & Gas Group, Ltd.	4,428,000	300,465
China Overseas Property Holdings, Ltd. (c)	1,601,232	383,359
China Soft Power Technology Holdings, Ltd. (a) (c)	1,736,000	36,895
Comba Telecom Systems Holdings, Ltd.	1,030,575	196,597
Concord New Energy Group, Ltd.	7,500,000	345,680
Dawnrays Pharmaceutical Holdings, Ltd.	628,000	361,811
Digital China Holdings, Ltd. (a) (c)	843,000	474,887
Glorious Property Holdings, Ltd. (a)	1,794,000	199,826
Golden Meditech Holdings, Ltd. (a) (c)	652,000	91,823
Greater China Financial Holdings, Ltd. (a)	1,560,300	44,348
Hengdeli Holdings, Ltd.	1,948,400	106,017
Hi Sun Technology China, Ltd. (a) (c)	1,599,000	368,494
Hua Han Health Industry Holdings, Ltd. (a) (c) (d)	2,414,560	122,881

Huabao International Holdings, Ltd.	1,247,000	771,123
Ju Teng International Holdings, Ltd.	885,500	349,180
MIE Holdings Corp. (a)	1,822,754	168,024
Munsun Capital Group, Ltd. (a) (c)	2,402,000	27,677
National Agricultural Holdings, Ltd. (a) (c)	396,000	60,333
Neo Telemedia, Ltd.	4,336,000	136,563
NetDragon Websoft Holdings, Ltd. (c)	232,000	775,244
NewOcean Energy Holdings, Ltd. (a) (c)	1,480,000	403,600
Pou Sheng International Holdings, Ltd.	1,986,000	363,601
Qianhai Health Holdings, Ltd. (a) (c)	849,005	12,500
Skyworth Digital Holdings, Ltd.	1,638,000	836,752
SSY Group, Ltd.	1,771,562	809,719
Tech Pro Technology Development, Ltd. (a)	6,035,100	52,542
Tibet Water Resources, Ltd. (a) (c)	1,775,000	688,575
Tongfang Kontafarma Holdings, Ltd. (a)	1,815,553	139,467
United Laboratories International Holdings, Ltd. (a) (c)	886,500	660,559
Universal Medical Financial & Technical Advisory Services Co., Ltd. (b) (c)	850,900	704,844
Vision Values Holdings, Ltd. (a)	120,000	9,218
Wasion Group Holdings, Ltd. (c)	695,000	352,363

		15,515,598

HUNGARY — 0.2%
Magyar Telekom Telecommunications PLC	512,878	936,830

INDIA — 13.0%
Abbott India, Ltd.	3,433	222,370
Adani Power, Ltd. (a)	758,475	343,125
Aditya Birla Capital, Ltd. (a)	200,000	562,615
Aditya Birla Fashion and Retail, Ltd. (a)	257,789	643,289
AIA Engineering, Ltd.	49,189	1,000,573
Arvind, Ltd.	167,749	950,971
Bajaj Corp., Ltd.	55,731	339,701
Bajaj Hindusthan Sugar, Ltd. (a)	904,905	188,406
Balrampur Chini Mills, Ltd.	356,579	878,346
Bata India, Ltd.	98,133	1,036,541
Bharat Financial Inclusion, Ltd. (a)	98,867	1,434,495
Blue Dart Express, Ltd.	6,052	383,369
CARE Ratings, Ltd.	19,688	410,759
Ceat, Ltd.	32,081	842,102
CG Power and Industrial Solutions, Ltd. (a)	507,765	612,163
Chennai Super Kings Cricket, Ltd. (a) (d)	418,560	—
City Union Bank, Ltd.	110,035	273,403
Cyient, Ltd.	42,279	330,653
Dish TV India, Ltd. (a)	546,397	626,115
Dr Lal PathLabs, Ltd. (b)	29,841	364,310
eClerx Services, Ltd.	17,348	331,330
Eros International Media, Ltd. (a)	77,250	249,182
Escorts, Ltd.	109,606	1,106,883
Force Motors, Ltd.	9,904	570,723
Fortis Healthcare, Ltd. (a)	216,539	477,367

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Gateway Distriparks, Ltd.	177,230	$619,030
GE T&D India, Ltd.	82,153	490,377
GMR Infrastructure, Ltd. (a)	2,348,656	589,681
Godfrey Phillips India, Ltd.	22,611	348,996
Godrej Properties, Ltd. (a)	72,654	689,334
Gujarat Pipavav Port, Ltd.	352,519	721,013
Hexaware Technologies, Ltd.	207,066	855,431
Housing Development & Infrastructure, Ltd. (a)	336,408	290,984
IDFC, Ltd.	837,402	756,380
IFCI, Ltd. (a)	930,338	329,008
India Cements, Ltd.	377,570	995,948
Indiabulls Real Estate, Ltd. (a)	428,395	1,448,096
Indiabulls Ventures, Ltd.	162,596	635,872
Indian Hotels Co., Ltd.	566,493	1,008,621
Info Edge India, Ltd.	79,923	1,352,769
Ipca Laboratories, Ltd.	64,115	478,654
IRB Infrastructure Developers, Ltd.	199,119	648,844
Jain Irrigation Systems, Ltd.	274,663	397,992
Jaiprakash Associates, Ltd. (a)	787,131	216,304
Jammu & Kashmir Bank, Ltd. (a)	404,948	455,350
Jindal Steel & Power, Ltd. (a)	281,747	580,790
JSW Energy, Ltd.	676,382	763,674
Jubilant Foodworks, Ltd.	51,246	1,091,253
Jubilant Life Sciences, Ltd.	99,993	1,009,191
Just Dial, Ltd. (a)	47,423	270,076
Jyothy Laboratories, Ltd.	48,900	302,855
Kajaria Ceramics, Ltd.	111,956	1,214,856
Karur Vysya Bank, Ltd.	438,120	967,191
KPIT Technologies, Ltd.	225,793	418,090
Mahindra CIE Automotive, Ltd. (a)	108,144	396,600
MakeMyTrip, Ltd. (a) (c)	34,229	984,084
Manappuram Finance, Ltd.	527,777	780,919
Marksans Pharma, Ltd.	522,768	340,135
McLeod Russel India, Ltd.	119,297	298,608
Mindtree, Ltd.	165,294	1,176,315
Monsanto India, Ltd.	6,619	248,121
Mphasis, Ltd.	79,649	754,422
Natco Pharma, Ltd.	80,558	970,655
NCC, Ltd.	847,333	1,076,030
Oberoi Realty, Ltd.	41,580	269,773
PC Jeweller, Ltd.	105,245	532,992
Persistent Systems, Ltd.	52,014	533,359
Pfizer, Ltd.	11,230	312,435
Phoenix Mills, Ltd.	31,896	244,567
PI Industries, Ltd.	103,426	1,172,489
Prestige Estates Projects, Ltd.	113,474	474,690
PTC India, Ltd.	406,123	763,812
PVR, Ltd.	51,269	945,714
Redington India, Ltd.	346,193	827,588
Reliance Capital, Ltd.	121,394	1,089,052
Reliance Communications, Ltd. (a)	1,020,769	300,042
Reliance Home Finance, Ltd. (a)	121,394	184,637
Reliance Naval and Engineering, Ltd. (a)	336,907	271,558
Sadbhav Engineering, Ltd.	83,147	374,174
Schaeffler India, Ltd.	3,773	282,452
Sintex Industries, Ltd.	460,375	188,534
Sintex Plastics Technology, Ltd. (a)	455,415	634,458

SKF India, Ltd.	24,295	564,714
Strides Shasun, Ltd.	62,444	846,512
Sun Pharma Advanced Research Co., Ltd. (a)	114,651	667,335
Suzlon Energy, Ltd. (a)	3,642,606	869,943
Symphony, Ltd.	35,820	742,256
Tata Elxsi, Ltd.	17,644	219,686
Tata Global Beverages, Ltd.	448,023	1,411,561
Thermax, Ltd.	57,618	838,645
Torrent Power, Ltd.	216,055	696,589
Union Bank of India (a)	334,961	649,461
Unitech, Ltd. (a)	1,799,577	190,096
Videocon d2h, Ltd. ADR (a)	51,062	454,452
WABCO India, Ltd.	5,967	547,147
Welspun Corp., Ltd.	208,659	422,621
Welspun India, Ltd.	299,296	313,179
WNS Holdings, Ltd. ADR (a)	57,595	2,102,217

		62,090,080

INDONESIA — 3.0%
Adhi Karya Persero Tbk PT	3,470,091	515,271
AKR Corporindo Tbk PT	1,759,100	927,286
Alam Sutera Realty Tbk PT	16,824,100	472,159
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	3,996,700	771,506
Blue Bird Tbk PT	659,405	238,911
Bumitama Agri, Ltd.	498,900	270,033
Ciputra Development Tbk PT	10,693,399	948,742
Eagle High Plantations Tbk PT (a)	2,606,900	49,935
Gajah Tunggal Tbk PT	1,864,100	94,804
Garuda Indonesia Persero Tbk PT (a)	8,971,300	222,467
Global Mediacom Tbk PT	3,433,800	144,042
Indah Kiat Pulp & Paper Corp. Tbk PT	2,267,600	705,416
Indo Tambangraya Megah Tbk PT	525,635	790,267
Intiland Development Tbk PT	5,561,900	170,132
Japfa Comfeed Indonesia Tbk PT	5,202,900	490,585
Kawasan Industri Jababeka Tbk PT	25,746,784	584,937
Link Net Tbk PT	1,624,000	623,966
Lippo Cikarang Tbk PT (a)	462,100	143,409
Lippo Karawaci Tbk PT	10,867,800	584,984
Matahari Putra Prima Tbk PT (a)	2,499,900	121,571
Medco Energi Internasional Tbk PT (a)	6,407,600	371,069
Media Nusantara Citra Tbk PT	7,059,400	691,841
Mitra Adiperkasa Tbk PT	906,600	471,171
MNC Investama Tbk PT (a)	11,811,400	87,693
Modernland Realty Tbk PT	5,595,200	121,301
Pembangunan Perumahan Persero Tbk PT	3,978,198	682,281
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	6,347,100	664,445
Siloam International Hospitals Tbk PT (a)	1,026,275	761,953
Summarecon Agung Tbk PT	7,828,100	618,971
Surya Semesta Internusa Tbk PT	3,074,900	133,552
Timah Persero Tbk PT	3,733,129	225,889
Wijaya Karya Persero Tbk PT	4,903,736	651,696

		14,352,285

MALAYSIA — 4.8%
Aeon Co. M Bhd	947,600	460,055

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Alliance Bank Malaysia Bhd	511,200	$472,156
Berjaya Corp. Bhd (a)	3,841,767	313,892
Berjaya Sports Toto Bhd	1,090,858	638,110
Bermaz Auto Bhd	810,560	405,040
Bumi Armada Bhd (a)	2,912,800	503,575
Bursa Malaysia Bhd	461,673	1,093,364
Cahya Mata Sarawak Bhd	549,100	521,466
Carlsberg Brewery Malaysia Bhd Class B	102,300	359,534
Datasonic Group Bhd	1,128,400	334,044
DRB-Hicom Bhd	1,004,900	387,919
Eastern & Oriental Bhd	1,210,352	452,897
Evergreen Fibreboard Bhd	1,575,150	294,699
Felda Global Ventures Holdings Bhd	1,671,100	668,836
Gas Malaysia Bhd	535,700	362,842
Heineken Malaysia Bhd	125,100	551,062
IGB Real Estate Investment Trust	1,043,600	432,516
Inari Amertron Bhd	1,329,386	799,678
Karex Bhd	701,100	250,719
KNM Group Bhd (a)	3,371,006	211,561
KPJ Healthcare Bhd	3,480,372	857,214
Lafarge Malaysia Bhd	240,200	384,548
Magnum Bhd	1,259,200	539,764
Malaysia Building Society Bhd	1,578,200	422,348
Malaysian Resources Corp. Bhd	1,518,900	381,299
Media Prima Bhd	1,417,700	270,278
My EG Services Bhd	2,654,250	1,288,623
OSK Holdings Bhd	1,002,100	379,718
Padini Holdings Bhd	521,600	562,056
Pavilion Real Estate Investment Trust	1,027,400	425,802
Pos Malaysia Bhd	639,100	794,618
PureCircle, Ltd. (a)	42,200	279,125
QL Resources Bhd	209,750	197,207
Silverlake Axis, Ltd.	854,900	371,436
Sunway Real Estate Investment Trust	2,108,500	858,880
TIME dotCom Bhd	229,600	482,853
Top Glove Corp. Bhd	805,500	1,058,739
UEM Sunrise Bhd (a)	1,069,600	288,773
UMW Holdings Bhd (a)	342,200	449,783
UMW Oil & Gas Corp. Bhd (a)	1,322,415	93,955
Unisem M Bhd	389,700	347,938
UOA Development Bhd	1,444,100	885,783
VS Industry Bhd	1,308,600	824,364
WCT Holdings Bhd (a)	1,292,389	535,626
Yinson Holdings Bhd	659,700	559,319

		23,054,014

MEXICO — 2.2%
Asesor de Activos Prisma SAPI de CV (a)	361,568	241,122
Axtel SAB de CV (a) (c)	1,533,553	364,825
Bolsa Mexicana de Valores SAB de CV	534,596	896,427
Concentradora Fibra Hotelera Mexicana SA de CV	433,782	335,861
Concentradora Hipotecaria SAPI de CV REIT	535,580	622,018
Consorcio ARA SAB de CV Series (c)	1,711,936	599,579
Controladora Vuela Cia de Aviacion SAB de CV Class A (a) (c)	712,706	846,962

Corp. Inmobiliaria Vesta SAB de CV	377,097	540,334
Credito Real SAB de CV SOFOM ER (c)	246,898	419,309
Genomma Lab Internacional SAB de CV Class B (a)	578,183	744,410
Grupo Aeromexico SAB de CV (a)	155,145	287,150
Grupo GICSA SA de CV (a)	388,950	255,098
Hoteles City Express SAB de CV (a) (c)	313,570	376,438
Macquarie Mexico Real Estate Management SA de CV REIT (a)	615,219	816,825
Megacable Holdings SAB de CV (c)	222,054	926,282
PLA Administradora Industrial S de RL de CV (a)	695,589	1,202,775
Prologis Property Mexico SA de CV REIT	348,094	693,533
Qualitas Controladora SAB de CV (c)	165,484	274,299
TV Azteca SAB de CV (c)	1,314,789	243,275

		10,686,522

MONACO — 0.2%
GasLog, Ltd. (c)	49,108	856,935
Navios Maritime Holdings, Inc. (a)	86,463	144,393

		1,001,328

PAKISTAN — 1.1%
DG Khan Cement Co., Ltd.	659,100	919,017
Engro Corp., Ltd.	236,800	681,431
Engro Fertilizers, Ltd.	498,500	297,751
Fauji Fertilizer Co., Ltd.	290,500	229,311
Lucky Cement, Ltd.	75,000	402,454
Maple Leaf Cement Factory, Ltd.	570,000	454,431
Pakistan State Oil Co., Ltd.	324,200	1,359,778
SUI Northern Gas Pipeline (a)	777,100	987,634

		5,331,807

PERU — 0.6%
Ferreycorp SAA	1,855,782	1,210,107
Grana y Montero SAA (a)	356,171	335,836
InRetail Peru Corp. (b)	36,822	699,618
Volcan Cia Minera SAA Class B	1,960,163	702,094

		2,947,655

PHILIPPINES — 1.4%
Belle Corp.	3,241,400	239,917
Cebu Air, Inc.	400,388	864,626
CEMEX Holdings Philippines, Inc. (a) (b)	3,847,905	381,007
Cosco Capital, Inc.	5,304,300	885,451
D&L Industries, Inc.	4,735,000	941,417
First Gen Corp.	1,401,300	521,906
First Philippine Holdings Corp.	332,960	445,371
Manila Water Co., Inc.	975,100	592,168
Nickel Asia Corp.	3,514,600	456,626
Philex Mining Corp.	1,374,600	225,404
Rizal Commercial Banking Corp.	521,880	509,557
Robinsons Land Corp.	1,144,800	570,152
SM Prime Holdings, Inc.	1	1

		6,633,603

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

POLAND — 2.3%
Alumetal SA	11,651	$161,466
Asseco Poland SA	85,865	1,090,764
Boryszew SA (a)	81,304	223,121
Ciech SA (a)	49,710	888,899
Dino Polska SA (a) (b)	38,935	708,939
Emperia Holding SA (a)	26,068	672,455
Enea SA	123,192	500,348
Energa SA	176,513	649,096
Eurocash SA	80,845	856,827
Getin Noble Bank SA (a)	310,214	123,440
Globe Trade Centre SA	351,959	910,817
Grupa Azoty SA	39,642	868,133
Grupa Kety SA	7,969	880,342
KRUK SA	14,068	1,132,907
Lubelski Wegiel Bogdanka SA	9,867	203,083
Netia SA	481,796	505,073
PKP Cargo SA (a)	16,340	257,838
Synthos SA	446,810	630,251

		11,263,799

QATAR — 0.6%
Al Meera Consumer Goods Co. QSC	12,351	486,848
Gulf Warehousing Co.	17,606	206,538
Medicare Group	17,038	330,394
Qatar First Bank (a)	270,561	532,093
Salam International Investment, Ltd. QSC	93,936	203,830
Vodafone Qatar QSC (a)	427,370	997,774

		2,757,477

RUSSIA — 0.7%
DIXY Group PJSC (a)	26,446	156,174
Etalon Group PLC GDR	106,646	440,981
LSR Group PJSC GDR	194,305	571,257
QIWI PLC ADR (c)	37,564	636,334
Ros Agro PLC GDR	40,153	493,882
Sistema PJSC FC GDR	135,714	651,427
TMK PJSC GDR	75,216	359,157

		3,309,212

SINGAPORE — 0.2%
Asian Pay Television Trust	1,386,300	581,900
SIIC Environment Holdings, Ltd. (c)	1,054,560	415,471

		997,371

SOUTH AFRICA — 5.3%
Adcock Ingram Holdings, Ltd.	182,810	819,108
Advtech, Ltd.	433,199	567,867
AECI, Ltd.	84,700	636,073
African Rainbow Minerals, Ltd.	63,723	481,515
Alexander Forbes Group Holdings, Ltd.	784,394	392,124
ArcelorMittal South Africa, Ltd. (a)	256,806	87,488
Arrowhead Properties, Ltd. Class A	1,110,727	683,588
Attacq, Ltd. (a)	457,636	627,015
Aveng, Ltd. (a)	364,936	78,379
Balwin Properties, Ltd.	258,410	128,033
Blue Label Telecoms, Ltd.	400,000	518,422
Coronation Fund Managers, Ltd.	188,356	938,816
Curro Holdings, Ltd. (a) (c)	178,995	501,093

DataTec, Ltd.	278,977	1,183,263
Dis-Chem Pharmacies, Ltd. (b)	100,000	208,184
Emira Property Fund, Ltd. (c)	602,672	591,402
EOH Holdings, Ltd.	101,163	716,926
Famous Brands, Ltd. (a)	65,360	566,348
Grindrod, Ltd. (a)	601,638	614,894
Harmony Gold Mining Co., Ltd.	265,601	474,453
Hosken Consolidated Investments, Ltd.	101,586	984,148
JSE, Ltd.	99,853	915,889
KAP Industrial Holdings, Ltd.	1,238,441	776,863
Lewis Group, Ltd.	179,785	399,448
Montauk Holdings, Ltd.	1	2
Mpact, Ltd.	212,878	405,182
Murray & Roberts Holdings, Ltd.	330,387	391,497
Nampak, Ltd. (a)	494,153	644,110
Net 1 UEPS Technologies, Inc. (a)	73,028	711,293
Northam Platinum, Ltd. (a) (c)	385,191	1,333,085
Omnia Holdings, Ltd.	54,818	565,008
PPC, Ltd. (a)	1,283,183	600,609
Reunert, Ltd.	227,544	1,141,217
SA Corporate Real Estate, Ltd. (c)	2,588,465	937,426
Sun International, Ltd.	105,551	400,551
Super Group, Ltd. (a)	379,457	1,208,417
Tongaat Hulett, Ltd.	91,425	778,661
Trencor, Ltd.	96,645	271,987
Tsogo Sun Holdings, Ltd.	200,000	300,093
Vukile Property Fund, Ltd. REIT	607,633	889,680
Wilson Bayly Holmes-Ovcon, Ltd.	81,042	883,974

		25,354,131

TAIWAN — 29.3%
A-DATA Technology Co., Ltd.	229,652	623,281
Ability Enterprise Co., Ltd.	328,141	229,409
AcBel Polytech, Inc.	847,000	645,222
Accton Technology Corp.	479,341	1,541,213
Acer, Inc. (a)	2,127,000	1,062,658
Adlink Technology, Inc.	157,625	348,268
Advanced Ceramic X Corp.	51,642	718,669
AGV Products Corp. (a)	1,720,414	432,883
Alpha Networks, Inc.	426,513	338,971
Altek Corp.	205,516	187,732
AmTRAN Technology Co., Ltd.	850,717	460,090
Arcadyan Technology Corp.	198,172	319,569
Asia Optical Co., Inc.	206,540	759,438
Asia Polymer Corp.	828,028	517,449
ASPEED Technology, Inc.	17,000	392,989
Aten International Co., Ltd.	201,000	515,691
Basso Industry Corp.	108,800	303,179
BES Engineering Corp.	3,242,356	706,766
Bizlink Holding, Inc.	85,000	776,448
Capital Securities Corp.	1,937,730	648,594
Career Technology MFG. Co., Ltd.	340,726	261,241
Casetek Holdings, Ltd.	110,000	357,670
Cathay Real Estate Development Co., Ltd.	807,332	444,613
Center Laboratories, Inc. (a)	316,527	489,028
Chang Wah Electromaterials, Inc. (c)	70,419	318,144
Charoen Pokphand Enterprise	321,675	682,090
Cheng Loong Corp.	1,149,128	676,426

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Cheng Uei Precision Industry Co., Ltd.	364,915	$504,821
Chicony Electronics Co., Ltd.	439,310	1,043,079
Chin-Poon Industrial Co., Ltd.	286,000	548,912
China Bills Finance Corp.	906,394	442,377
China Chemical & Pharmaceutical Co., Ltd.	622,000	366,136
China Man-Made Fiber Corp.	1,843,899	516,856
China Motor Corp.	733,000	646,608
China Petrochemical Development Corp. (a) (c)	2,002,575	917,946
China Steel Chemical Corp. (c)	161,000	621,191
China Synthetic Rubber Corp.	599,373	887,477
Chipbond Technology Corp.	643,000	1,072,939
ChipMOS TECHNOLOGIES, Inc. ADR	35,214	680,334
Chlitina Holding, Ltd.	65,678	225,251
Chong Hong Construction Co., Ltd.	245,275	564,576
Chroma ATE, Inc.	326,680	1,152,709
Chung Hung Steel Corp. (a)	713,239	248,142
Clevo Co.	492,265	478,077
CMC Magnetics Corp. (a)	1,211,788	168,637
Compeq Manufacturing Co., Ltd.	939,000	1,020,316
Coretronic Corp.	427,652	499,943
CTCI Corp.	626,000	1,005,349
Cub Elecparts, Inc.	50,000	587,818
CyberTAN Technology, Inc.	488,210	297,041
D-Link Corp. (a)	927,054	336,288
Darwin Precisions Corp.	705,576	557,266
Dynapack International Technology Corp.	163,000	212,324
E Ink Holdings, Inc.	662,000	927,813
Elan Microelectronics Corp.	492,899	681,060
Elite Material Co., Ltd.	286,782	1,361,846
Elite Semiconductor Memory Technology, Inc.	283,674	376,997
eMemory Technology, Inc.	67,000	858,379
Ennoconn Corp.	38,000	545,113
Epistar Corp. (a)	865,572	1,101,803
Eternal Materials Co., Ltd. (c)	970,659	987,496
Eva Airways Corp.	54,060	26,385
Everlight Chemical Industrial Corp.	526,304	326,293
Everlight Electronics Co., Ltd.	590,503	932,763
Excelsior Medical Co., Ltd.	253,403	371,447
Far Eastern Department Stores, Ltd.	811,490	408,100
Far Eastern International Bank	3,135,096	978,037
Faraday Technology Corp.	255,385	354,561
Farglory Land Development Co., Ltd.	218,464	246,388
Feng Hsin Steel Co., Ltd.	435,270	756,455
Firich Enterprises Co., Ltd. (a)	188,792	308,801
FLEXium Interconnect, Inc.	254,099	972,018
Formosa Taffeta Co., Ltd.	897,000	902,206
Formosan Rubber Group, Inc.	345,610	174,378
Gemtek Technology Corp.	417,234	328,845
Genius Electronic Optical Co., Ltd. (a)	56,000	722,068
GeoVision, Inc.	153,720	203,277
Giant Manufacturing Co., Ltd.	168,000	789,474
Gigabyte Technology Co., Ltd.	465,000	586,540
Gigastorage Corp. (a)	383,114	223,622
Ginko International Co., Ltd.	39,000	266,868

Gintech Energy Corp. (a)	467,275	266,583
Global Unichip Corp.	102,669	651,754
Gloria Material Technology Corp.	521,909	345,943
Goldsun Building Materials Co., Ltd. (a)	1,701,041	511,591
Gourmet Master Co., Ltd.	75,200	799,763
Grand Pacific Petrochemical	931,000	698,465
Grape King Bio, Ltd.	114,000	687,970
Great Wall Enterprise Co., Ltd.	807,867	852,518
HannStar Display Corp.	2,110,599	817,819
HannsTouch Solution, Inc. (a)	631,511	213,461
Hey Song Corp.	280,770	287,955
Highwealth Construction Corp.	703,730	934,083
Himax Technologies, Inc. ADR (c)	90,734	991,723
Hiwin Technologies Corp.	1,900	16,761
Ho Tung Chemical Corp. (a)	1,471,351	439,600
Hota Industrial Manufacturing Co., Ltd.	196,680	927,491
HTC Corp. (a) (c)	515,000	1,287,330
Huaku Development Co., Ltd.	289,260	631,480
Huang Hsiang Construction Corp.	285,484	262,663
Ibase Technology, Inc.	332,817	577,304
Ichia Technologies, Inc. (a)	350,000	210,642
Iron Force Industrial Co., Ltd.	76,000	334,586
ITE Technology, Inc.	495,887	549,459
Jess-Link Products Co., Ltd. (f)	191,230	189,502
Jih Sun Financial Holdings Co., Ltd.	1,728,422	412,669
KEE TAI Properties Co., Ltd.	926,076	306,921
Kenda Rubber Industrial Co., Ltd. (c)	650,247	916,702
Kerry TJ Logistics Co., Ltd.	223,000	266,579
King Slide Works Co., Ltd.	54,000	735,457
King Yuan Electronics Co., Ltd.	1,104,656	1,083,746
King’s Town Bank Co., Ltd.	1,179,000	1,244,163
Kinpo Electronics	1,724,371	585,708
Kinsus Interconnect Technology Corp.	296,030	696,047
Kuoyang Construction Co., Ltd.	802,527	317,581
Land Mark Optoelectronics Corp.	20,000	246,010
LCY Chemical Corp.	670,862	893,775
Lien Hwa Industrial Corp.	714,000	694,598
Lingsen Precision Industries, Ltd.	744,694	427,308
Long Chen Paper Co., Ltd.	569,000	840,628
Longwell Co.	297,000	568,065
Lotes Co., Ltd.	67,000	408,752
Lumax International Corp., Ltd.	171,322	328,249
Lung Yen Life Service Corp.	178,000	407,374
Makalot Industrial Co., Ltd.	148,070	646,988
Masterlink Securities Corp.	1,449,329	399,086
Medigen Biotechnology Corp. (a)	189,000	277,666
Mercuries & Associates Holding, Ltd.	531,978	392,966
Merida Industry Co., Ltd.	192,000	835,774
Merry Electronics Co., Ltd.	149,000	938,498
Micro-Star International Co., Ltd.	542,000	1,165,361
Microbio Co., Ltd. (a)	486,723	338,671
MIN AIK Technology Co., Ltd.	251,000	224,314
Mirle Automation Corp. (c)	279,331	385,964
Mitac Holdings Corp.	689,412	835,506
Motech Industries, Inc. (a) (c)	430,728	325,276
Nan Kang Rubber Tire Co., Ltd.	763,204	682,061
Nantex Industry Co., Ltd.	632,004	460,602

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Neo Solar Power Corp. (a) (c)	925,758	$473,198
OBI Pharma, Inc. (a)	113,000	644,671
Oriental Union Chemical Corp. (a)	659,500	529,575
Pan-International Industrial Corp. (c)	466,539	376,167
Parade Technologies, Ltd.	57,000	906,015
PChome Online, Inc.	79,670	408,544
PharmaEngine, Inc.	98,197	501,930
Phytohealth Corp. (a)	439,511	376,840
Pixart Imaging, Inc.	100,060	386,064
Portwell, Inc. (a)	163,000	267,420
Poya International Co., Ltd.	46,300	552,717
President Securities Corp. (a)	1,258,943	591,609
Primax Electronics, Ltd.	381,000	942,323
Prince Housing & Development Corp.	1,682,996	624,380
Promate Electronic Co., Ltd.	355,000	328,379
Qisda Corp.	1,350,641	953,163
Radiant Opto-Electronics Corp. (c)	444,331	1,040,348
Radium Life Tech Co., Ltd. (a)	893,810	386,127
Realtek Semiconductor Corp.	416,053	1,433,767
Ritek Corp. (a)	1,795,045	303,673
Ruentex Development Co., Ltd. (a)	740,000	678,407
Ruentex Industries, Ltd. (a)	490,000	725,531
Sampo Corp. (c)	805,527	391,819
Sanyang Motor Co., Ltd.	764,945	537,308
ScinoPharm Taiwan, Ltd.	469,500	505,513
Senao International Co., Ltd.	154,911	263,600
Sercomm Corp.	223,000	600,815
Shin Kong No.1 REIT	449,000	211,144
Shinkong Insurance Co., Ltd.	377,841	328,947
Shinkong Synthetic Fibers Corp.	2,370,796	711,458
Sigurd Microelectronics Corp.	858,694	712,180
Silicon Integrated Systems Corp. (a)	900,299	222,373
Silicon Motion Technology Corp. ADR (c)	28,288	1,358,673
Simplo Technology Co., Ltd.	109,277	580,187
Sinbon Electronics Co., Ltd.	350,444	926,844
Sinmag Equipment Corp.	66,726	338,867
Sino-American Silicon Products, Inc. (a) (c)	400,058	829,826
Sinon Corp.	796,662	454,500
Sinphar Pharmaceutical Co., Ltd.	407,879	295,915
Sinyi Realty, Inc.	591,611	631,138
Soft-World International Corp.	99,848	217,648
Solartech Energy Corp. (a)	422,207	183,786
St Shine Optical Co., Ltd.	37,000	783,340
Synnex Technology International Corp.	1,015,000	1,218,375
Systex Corp.	275,000	517,824
Taichung Commercial Bank Co., Ltd.	2,505,405	797,294
Taiflex Scientific Co., Ltd.	295,699	461,237
Tainan Enterprises Co., Ltd.	310,000	246,884
Tainan Spinning Co., Ltd.	1,528,105	675,261
Taisun Enterprise Co., Ltd. (a) (c)	705,549	422,296
Taiwan Acceptance Corp.	208,000	696,214
Taiwan Business Bank	4,034,648	1,099,004
Taiwan Cogeneration Corp.	667,469	511,761
Taiwan Fertilizer Co., Ltd.	622,000	805,088
Taiwan Glass Industry Corp. (a)	890,000	453,453
Taiwan Hon Chuan Enterprise Co., Ltd.	380,218	689,618

Taiwan Land Development Corp. (a)	851,781	287,916
Taiwan Paiho, Ltd.	202,000	929,264
Taiwan Secom Co., Ltd.	348,961	1,024,190
Taiwan Surface Mounting Technology Corp.	530,308	452,066
Taiwan Union Technology Corp.	212,000	562,089
Taiyen Biotech Co., Ltd.	427,979	395,885
Tatung Co., Ltd. (a) (c)	1,562,691	639,011
Teco Electric and Machinery Co., Ltd.	1,671,000	1,496,097
Test Rite International Co., Ltd.	471,896	348,584
Thye Ming Industrial Co., Ltd.	273,218	335,170
Ton Yi Industrial Corp.	690,000	316,284
Tong Hsing Electronic Industries, Ltd.	136,327	561,960
Tong Yang Industry Co., Ltd.	388,872	793,800
Topco Scientific Co., Ltd.	261,384	637,858
TPK Holding Co., Ltd. (a) (c)	217,000	699,861
Transcend Information, Inc.	194,484	549,640
Tripod Technology Corp.	448,353	1,552,469
TSRC Corp. (c)	649,028	684,900
TTY Biopharm Co., Ltd.	210,436	616,235
Tung Ho Steel Enterprise Corp.	635,258	505,919
Tung Thih Electronic Co., Ltd.	38,893	253,951
TXC Corp.	440,120	570,397
U-Ming Marine Transport Corp. (a)	413,000	467,151
Unimicron Technology Corp.	1,149,000	619,514
Unity Opto Technology Co., Ltd.	687,307	273,119
Unizyx Holding Corp.	516,694	240,251
UPC Technology Corp.	845,536	448,923
USI Corp.	1,422,344	698,883
Visual Photonics Epitaxy Co., Ltd.	210,371	418,328
Voltronic Power Technology Corp.	42,000	753,463
Wafer Works Corp. (a)	461,872	403,628
Walsin Lihwa Corp.	2,400,000	1,096,161
Walsin Technology Corp.	287,000	711,727
Wan Hai Lines, Ltd.	1,004,320	612,713
Waterland Financial Holdings Co., Ltd.	2,098,547	628,374
Wei Chuan Foods Corp. (a)	588,899	367,042
Wistron NeWeb Corp.	250,872	719,755
WT Microelectronics Co., Ltd.	408,000	645,152
WUS Printed Circuit Co., Ltd. (a)	352,750	230,909
Yang Ming Marine Transport Corp. (a) (c)	490,600	203,850
Yeong Guan Energy Technology Group Co., Ltd.	90,000	219,628
YFY, Inc. (a)	1,854,941	746,283
Yieh Phui Enterprise Co., Ltd.	1,151,079	427,043
Yungtay Engineering Co., Ltd.	373,000	693,748
Zenitron Corp.	413,348	249,448
Zhen Ding Technology Holding, Ltd.	428,000	866,614
Zinwell Corp. (c)	494,674	451,869

		140,372,848

THAILAND — 6.1%
Bangkok Chain Hospital PCL NVDR	1,750,700	797,920
Bangkok Land PCL NVDR	13,605,900	734,351
Beauty Community PCL (f)	2,181,600	1,046,645
BEC World PCL NVDR	964,300	471,307
Carabao Group PCL Class F (f)	423,821	1,108,797
Central Plaza Hotel PCL NVDR	847,500	1,130,847

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Chularat Hospital PCL NVDR	6,941,000	$511,990
CPN Retail Growth Leasehold Property Fund	1,327,300	859,661
Dynasty Ceramic PCL NVDR	3,565,420	425,498
Esso Thailand PCL NVDR (a)	1,459,500	590,802
GFPT PCL (f)	273,200	163,019
Group Lease PCL NVDR	716,579	502,787
Gunkul Engineering PCL NVDR	5,810,470	700,392
Hana Microelectronics PCL (f)	1,004,857	1,431,206
Ichitan Group PCL NVDR	1,360,300	326,309
Inter Far East Energy Corp. NVDR (a) (d)	283,900	—
International Engineering PCL (a) (d)	63,855,934	—
Jasmine International PCL NVDR	2,591,725	637,246
KCE Electronics PCL NVDR	357,300	1,071,364
Kiatnakin Bank PCL NVDR	457,700	957,259
LPN Development PCL NVDR	813,200	302,359
Major Cineplex Group PCL NVDR	963,200	880,888
MK Restaurants Group PCL NVDR	512,800	934,111
Precious Shipping PCL (a) (f)	552,600	187,238
Pruksa Holding PCL NVDR	1,212,831	854,619
PTG Energy PCL NVDR	715,200	488,952
Robinson PCL NVDR	580,100	1,121,932
Siam Global House PCL NVDR	1,598,513	771,696
Sino-Thai Engineering & Construction PCL NVDR	1,159,600	895,343
Sri Trang Agro-Industry PCL NVDR	822,100	313,064
Srisawad Corp. PCL NVDR	723,980	1,302,513
Supalai PCL NVDR	778,800	541,774
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund	1,677,400	890,254
Thai Airways International PCL NVDR (a)	801,200	437,237
Thai Vegetable Oil PCL NVDR	421,600	363,448
Thaicom PCL NVDR	629,200	313,185
Thoresen Thai Agencies PCL (f)	2,864,506	846,038
Tipco Asphalt PCL NVDR	865,900	625,733
Tisco Financial Group PCL (f)	290,103	669,803
TPI Polene PCL (f)	974,800	65,474
TPI Polene Power PCL NVDR	4,025,600	917,378
TTW PCL (f)	1,541,800	499,294
VGI Global Media PCL NVDR	3,583,912	617,916
WHA Corp. PCL NVDR	8,927,630	952,994

		29,260,643

TURKEY — 1.7%
Afyon Cimento Sanayi TAS (a)	282,774	627,397
AKIS Gayrimenkul Yatirimi A/S REIT	295,484	257,586
Albaraka Turk Katilim Bankasi A/S	1,529,847	606,587
Aygaz A/S	113,709	481,555
Dogan Sirketler Grubu Holding A/S (a)	930,875	227,739
Ihlas Holding A/S (a)	1,023,296	169,777
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S Class D (a)	1,358,530	867,204
Koza Altin Isletmeleri A/S (a)	79,113	694,110
Koza Anadolu Metal Madencilik Isletmeleri A/S (a)	167,090	331,727
Migros Ticaret A/S (a)	135,313	979,432
NET Holding A/S (a)	261,030	168,828

Pegasus Hava Tasimaciligi A/S (a)	38,303	268,415
Sinpas Gayrimenkul Yatirim Ortakligi A/S (a)	469,836	96,448
Tekfen Holding A/S	232,165	764,504
Torunlar Gayrimenkul Yatirim Ortakligi A/S	187,220	346,947
Turkiye Sinai Kalkinma Bankasi A/S	1,734,335	677,913
Yazicilar Holding A/S Class A	85,962	473,068

		8,039,237

UNITED ARAB EMIRATES — 0.9%
Air Arabia PJSC	1,745,367	541,766
Ajman Bank PJSC (a)	592,627	185,567
Al Waha Capital PJSC	1,056,398	494,739
Arabtec Holding PJSC (a)	748,942	587,301
Dana Gas PJSC (a)	2,857,920	591,404
DXB Entertainments PJSC (a)	2,695,207	557,733
Eshraq Properties Co. PJSC (a)	1,617,705	339,165
National Central Cooling Co. PJSC	635,102	356,230
RAK Properties PJSC	2,599,495	488,381

		4,142,286

UNITED KINGDOM — 0.0% (e)
Pan African Resources PLC	1,138,614	189,734

UNITED STATES — 0.2%
Luxoft Holding, Inc. (a)	22,826	1,091,083

TOTAL COMMON STOCKS (Cost $529,539,474)		478,072,945

WARRANTS — 0.0% (e)
THAILAND — 0.0% (e)
International Engineering PCL (expiring 5/22/19) (a) (d)	13,635,806	—
Supalai PCL (expiring 10/19/18) NVDR (a) (f)	194,700	112,091
Superblock PCL (expiring 8/31/20) (a)	2,640,860	32,466

		144,557

TOTAL WARRANTS (Cost $94,426)		144,557

RIGHTS — 0.0% (e)
BRAZIL — 0.0% (e)
Cosan Logistica SA (expiring 10/26/17) (a)	16,373	5,279
Ser Educacional SA (expiring 10/17/17) (a)	6,109	4,616

		9,895

MALAYSIA — 0.0% (e)
UMW Oil & Gas Corp. Bhd (expiring 10/10/17) (a)	3,702,762	4,385

THAILAND — 0.0% (e)
Sri Trang Agro-Industry PCL (expiring 10/4/17) (a) (f)	90,480	7,325

TOTAL RIGHTS (Cost $0)		21,605

SHORT-TERM INVESTMENTS — 3.5%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (g) (h)	379,285	379,285

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

State Street Navigator Securities Lending Government Money Market Portfolio (g) (i)	16,261,252	$16,261,252

TOTAL SHORT-TERM INVESTMENTS (Cost $16,640,537)		16,640,537

TOTAL INVESTMENTS — 103.2% (Cost $546,274,437)		494,879,644
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.2)%		(15,541,263)

NET ASSETS — 100.0%		$479,338,381

(a)	Non-income producing security.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 1.7% of net assets as of September 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	All or a portion of the shares of the security are on loan at September 30, 2017.
(d)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2017, total aggregate fair value of the security is $290,126, representing 0.1% of the Fund’s net assets.
(e)	Amount is less than 0.05% of net assets.
(f)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of September 30, 2017, total aggregate fair value of securities is $6,326,432 representing 1.3% of net assets.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at September 30, 2017.
(i)	Investment of cash collateral for securities loaned.

ADR = American Depositary Receipt

ADS = American Depositary Shares

GDR = Global Depositary Receipt

NVDR = Non Voting Depositary Receipt

REIC = Real Estate Investment Company

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
ASSETS:
INVESTMENTS:
Common Stocks
Brazil	$23,091,969	$—	$—		$23,091,969
Chile	6,998,213	—	—		6,998,213
China	65,774,822	—	167,245		65,942,067
Colombia	184,480	—	—		184,480
Cyprus	938,752	—	—		938,752
Czech Republic	2,716,159	—	—		2,716,159
Egypt	3,933,014	—	—		3,933,014
Greece	4,940,748	—	—		4,940,748
Hong Kong	15,332,384	60,333	122,881		15,515,598
Hungary	936,830	—	—		936,830
India	61,455,622	634,458	0	(a)	62,090,080
Indonesia	14,352,285	—	—		14,352,285
Malaysia	23,054,014	—	—		23,054,014
Mexico	10,686,522	—	—		10,686,522
Monaco	1,001,328	—	—		1,001,328
Pakistan	5,331,807	—	—		5,331,807
Peru	2,947,655	—	—		2,947,655
Philippines	6,633,603	—	—		6,633,603
Poland	11,263,799	—	—		11,263,799
Qatar	2,757,477	—	—		2,757,477
Russia	3,309,212	—	—		3,309,212
Singapore	997,371	—	—		997,371
South Africa	25,354,131	—	—		25,354,131
Taiwan	140,183,346	189,502	—		140,372,848

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Thailand	$23,243,129	$6,017,514	$0	(a)	$29,260,643
Turkey	8,039,237	—	—		8,039,237
United Arab Emirates	4,142,286	—	—		4,142,286
United Kingdom	189,734	—	—		189,734
United States	1,091,083	—	—		1,091,083
Warrants
Thailand	32,466	112,091	0	(a)	144,557
Rights
Brazil	9,895	—	—		9,895
Malaysia	4,385	—	—		4,385
Thailand	—	7,325	—		7,325
Short-Term Investments	16,640,537	—	—		16,640,537

TOTAL INVESTMENTS	$487,568,295	$7,021,223	$290,126		$494,879,644

(a)	Fund held Level 3 securities that were valued at $0 at September 30, 2017.

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	1,009,858	$1,009,858	$556,842	$1,566,700	$—	$—	—	$—	$56
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	11,284,298	10,905,013	—	—	379,285	379,285	4,397
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	31,615,132	31,615,132	—	—	—	—	3,132
State Street Navigator Securities Lending Government Money Market Portfolio*	14,070,192	14,070,192	53,344,753	51,153,693	—	—	16,261,252	16,261,252	457,009

TOTAL		$15,080,050	$96,801,025	$95,240,538	$—	$—		$16,640,537	$464,594

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

[This Page Intentionally Left Blank]

SPDR INDEX SHARES FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2017

	SPDR STOXX Europe 50 ETF	SPDR EURO STOXX Small Cap ETF	SPDR S&P Emerging Asia Pacific ETF
ASSETS
Investments in unaffiliated issuers, at value* (Note 2)	$316,776,043	$18,758,251	$410,443,267
Investments in affiliated issuers, at value (Notes 2 and 4)	205,031	720	7,837,275

Total Investments	316,981,074	18,758,971	418,280,542
Foreign currency, at value	511,321	2,634	1,179,692
Cash	—	—	—
Receivable for investments sold	—	—	43,432
Foreign currency contracts sold	—	—	41,683
Dividends receivable — unaffiliated issuers (Note 2)	327,712	5,024	545,019
Dividends receivable — affiliated issuers (Notes 2 and 4)	107	—	1,256
Securities lending income receivable — unaffiliated issuers (Note 9)	89	—	10,705
Securities lending income receivable — affiliated issuers (Notes 4 and 9)	294	—	10,437
Receivable for foreign taxes recoverable	191,475	19,341	—
Other Receivable	—	354	—

TOTAL ASSETS	318,012,072	18,786,324	420,112,766

LIABILITIES
Due to custodian (Note 4)	—	—	46,878
Payable upon return of securities loaned	128,419	—	5,790,699
Payable for investments purchased	—	—	—
Deferred foreign taxes payable	—	—	142,765
Advisory fee payable (Note 4)	218,737	17,667	478,974
Trustees’ fees and expenses payable (Note 5)	319	62	694
Accrued expenses and other liabilities	—	—	—

TOTAL LIABILITIES	347,475	17,729	6,460,010

NET ASSETS	$317,664,597	$18,768,595	$413,652,756

NET ASSETS CONSIST OF:
Paid-in Capital	$358,268,451	$18,299,382	$405,978,586
Undistributed (distribution in excess of) net investment income (loss)	—	39,536	3,688,117
Accumulated net realized gain (loss) on investments and foreign currency transactions	(42,652,221)	(2,502,559)	(63,192,448)
Net unrealized appreciation (depreciation) on:
Investments — affiliated issuers	—	—	—
Investments — unaffiliated issuers**	2,031,805	2,931,004	67,184,012
Foreign currency translations	16,562	1,232	(5,511)

NET ASSETS	$317,664,597	$18,768,595	$413,652,756

NET ASSET VALUE PER SHARE
Net asset value per share	$35.49	$62.56	$98.49

Shares outstanding (unlimited amount authorized, $0.01 par value)	8,950,370	300,000	4,200,000

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$314,744,238	$15,827,247	$343,116,490
Investments in affiliated issuers	205,031	720	7,837,275

Total cost of investments	$314,949,269	$15,827,967	$350,953,765

Foreign currency, at cost	$513,506	$2,573	$1,183,776

* Includes investments in securities on loan, at value	$117,619	$—	$33,085,946

** Includes deferred foreign taxes	$—	$—	$142,765

See accompanying notes to financial statements.

SPDR S&P China ETF	SPDR MSCI China A Shares IMI ETF	SPDR S&P Emerging Markets Dividend ETF	SPDR S&P International Small Cap ETF	SPDR S&P Global Infrastructure ETF	SPDR S&P Global Natural Resources ETF	SPDR MSCI ACWI IMI ETF

$1,022,428,242	$2,347,300	$421,566,854	$882,992,491	$180,768,847	$1,219,527,997	$89,939,666
24,973,180	966	16,587,238	66,103,180	7,508,576	28,253,835	1,159,510

1,047,401,422	2,348,266	438,154,092	949,095,671	188,277,423	1,247,781,832	91,099,176
4,555,650	12,883	850,848	792,753	666,184	4,216,990	96,692
3	—	9	2,776	—	14,080	—
—	—	—	520,655	11,269,496	—	—
—	—	—	—	—	—	—
1,724,877	—	894,546	2,801,715	328,829	2,960,399	151,954
2,423	3	1,169	2,436	200	2,482	741
61,824	—	—	33,832	—	1,809	364
71,463	—	14,146	190,928	1,412	11,461	1,279
—	—	24,122	160,024	24,388	34,401	12,664
—	—	—	3,911	—	5,783	1,231

1,053,817,662	2,361,152	439,938,932	953,604,701	200,567,932	1,255,029,237	91,364,101

—	—	—	—	—	—	98
22,187,451	—	16,561,043	66,029,680	7,104,926	27,454,617	985,141
932,944	—	—	275,115	11,911,402	275,846	—
—	—	—	—	—	—	—
1,456,751	3,774	519,989	869,492	174,622	1,144,507	57,472
1,404	22	313	877	32	726	56
—	23	—	—	—	—	—

24,578,550	3,819	17,081,345	67,175,164	19,190,982	28,875,696	1,042,767

$1,029,239,112	$2,357,333	$422,857,587	$886,429,537	$181,376,950	$1,226,153,541	$90,321,334

$968,564,061	$2,495,938	$655,080,801	$852,576,056	$190,830,660	$1,310,297,174	$80,213,859
12,797,160	—	1,028,057	9,085,380	1,416,548	11,067,062	837,632
(135,646,120)	(60,600)	(237,301,088)	24,521,461	(23,902,132)	(196,823,419)	22,520

—	—	—	—	—	—	28,371
183,524,158	(78,088)	4,064,930	250,506	13,031,852	101,645,248	9,219,112
(147)	83	(15,113)	(3,866)	22	(32,524)	(160)

$1,029,239,112	$2,357,333	$422,857,587	$886,429,537	$181,376,950	$1,226,153,541	$90,321,334

$101.90	$23.57	$30.31	$34.90	$51.82	$45.84	$75.27

10,100,000	100,000	13,950,000	25,400,000	3,500,000	26,750,000	1,200,000

$838,904,084	$2,425,388	$417,501,924	$882,741,985	$167,736,995	$1,117,882,749	$80,720,554
24,973,180	966	16,587,238	66,103,180	7,508,576	28,253,835	1,131,139

$863,877,264	$2,426,354	$434,089,162	$948,845,165	$175,245,571	$1,146,136,584	$81,851,693

$4,557,070	$12,801	$860,512	$803,390	$662,642	$4,244,344	$97,648

$151,808,995	$—	$18,415,395	$86,596,964	$7,260,488	$49,252,396	$2,793,842

$—	$—	$—	$—	$—	$—	$—

SPDR INDEX SHARES FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (continued)

September 30, 2017

	SPDR MSCI ACWI Low Carbon Target ETF	SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF
ASSETS
Investments in unaffiliated issuers, at value* (Note 2)	$145,354,387	$45,708,096	$15,061,389
Investments in affiliated issuers, at value (Notes 2 and 4)	742,235	318,502	1,023,883

Total Investments	146,096,622	46,026,598	16,085,272
Foreign currency, at value	319,312	75,907	356,220
Cash at broker	—	—	49,280
Cash	611	53	—
Receivable for investments sold	—	—	—
Receivable for fund shares sold	—	—	—
Receivable from broker — variation margin on open futures contracts	—	—	27,789
Dividends receivable — unaffiliated issuers (Note 2)	240,571	112,047	14,203
Dividends receivable — affiliated issuers (Notes 2 and 4)	787	79	785
Securities lending income receivable — unaffiliated issuers (Note 9)	681	59	56
Securities lending income receivable — affiliated issuers (Notes 4 and 9)	492	179	136
Receivable from Adviser (Note 4)	36,843	11,360	—
Receivable for foreign taxes recoverable	34,637	25,460	374
Other Receivable	1,381	1,382	1,383

TOTAL ASSETS	146,731,937	46,253,124	16,535,498

LIABILITIES
Due to custodian (Note 4)	—	—	31,998
Payable upon return of securities loaned	378,038	242,956	172,291
Payable for investments purchased	293	467	851
Payable for fund shares repurchased	—	—	—
Deferred foreign taxes payable	11,771	—	—
Advisory fee payable (Note 4)	108,233	29,768	12,238
Trustees’ fees and expenses payable (Note 5)	82	32	7

TOTAL LIABILITIES	498,417	273,223	217,385

NET ASSETS	$146,233,520	$45,979,901	$16,318,113

NET ASSETS CONSIST OF:
Paid-in Capital	$125,301,986	$40,431,724	$14,668,805
Undistributed (distribution in excess of) net investment income (loss)	542,293	91,937	(23,946)
Accumulated net realized gain (loss) on investments, foreign currency transactions and futures contracts	(838,658)	171,907	97,502
Net unrealized appreciation (depreciation) on:
Investments — affiliated issuers	28,368	—	—
Investments — unaffiliated issuers**	21,198,554	5,283,326	1,592,616
Foreign currency translations	977	1,007	(726)
Futures contracts	—	—	(16,138)

NET ASSETS	$146,233,520	$45,979,901	$16,318,113

NET ASSET VALUE PER SHARE
Net asset value per share	$86.02	$70.74	$65.27

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,700,000	650,000	250,000

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$124,144,062	$40,424,770	$13,468,773
Investments in affiliated issuers	713,867	318,502	1,023,883

Total cost of investments	$124,857,929	$40,743,272	$14,492,656

Foreign currency, at cost	$320,657	$76,326	$356,946

* Includes investments in securities on loan, at value	$3,436,459	$681,466	$790,521

** Includes deferred foreign taxes	$11,771	$—	$—

See accompanying notes to financial statements.

SPDR MSCI EAFE StrategicFactors ETF	SPDR MSCI Emerging Markets StrategicFactors ETF	SPDR MSCI World StrategicFactors ETF	SPDR MSCI Canada StrategicFactors ETF	SPDR MSCI Germany StrategicFactors ETF	SPDR MSCI Japan StrategicFactors ETF	SPDR MSCI United Kingdom StrategicFactors ETF

$191,227,849	$212,720,732	$21,525,756	$38,579,236	$18,825,717	$14,750,160	$5,251,462
818,565	3,703,539	4,447,002	13,104	1,300	131	1,793

192,046,414	216,424,271	25,972,758	38,592,340	18,827,017	14,750,291	5,253,255
698,500	631,090	40,636	114,165	20,504	43,125	40,348
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	1,506	2,751,884	—	—	—	—
6,316,199	—	—	—	—	—	—
—	—	—	—	—	—	—
499,510	169,791	47,561	74,557	—	108,547	11,045
96	198	322	7	1	—	—
22	—	66	—	—	—	—
470	2,722	18	—	—	—	—
—	—	—	—	—	—	—
56,955	1,282	3,893	—	83,234	6,279	40
—	—	—	—	—	—	—

199,618,166	217,230,860	28,817,138	38,781,069	18,930,756	14,908,242	5,304,688

—	339	4,362,858	—	—	—	—
666,545	3,055,835	24,983	—	—	—	—
6,180,487	—	63	—	—	—	—
—	—	2,802,565	—	—	—	—
—	77,759	—	—	—	—	—
127,081	151,911	21,130	28,331	13,731	11,069	5,965
—	53	—	—	8	18	—

6,974,113	3,285,897	7,211,599	28,331	13,739	11,087	5,965

$192,644,053	$213,944,963	$21,605,539	$38,752,738	$18,917,017	$14,897,155	$5,298,723

$172,237,307	$191,943,788	$19,529,688	$33,536,562	$18,160,850	$14,043,455	$5,802,756
1,154,134	2,413,893	164,753	167,770	—	102,102	(3,879)
(241,705)	(6,699,950)	104,592	(526,081)	(984,972)	(256,075)	(430,277)

—	—	1,801	—	—	—	—
19,491,284	26,291,704	1,804,440	5,576,022	1,735,845	1,008,387	(70,569)
3,033	(4,472)	265	(1,535)	5,294	(714)	692
—	—	—	—	—	—	—

$192,644,053	$213,944,963	$21,605,539	$38,752,738	$18,917,017	$14,897,155	$5,298,723

$63.16	$60.69	$72.02	$59.62	$63.06	$74.49	$52.99

3,050,000	3,525,000	300,000	650,000	300,000	200,000	100,000

$171,736,565	$186,351,269	$19,721,316	$33,003,214	$17,089,872	$13,741,773	$5,322,031
818,565	3,703,539	4,445,201	13,104	1,300	131	1,793

$172,555,130	$190,054,808	$24,166,517	$33,016,318	$17,091,172	$13,741,904	$5,323,824

$699,471	$635,548	$40,468	$114,774	$19,931	$43,673	$39,861

$789,798	$5,775,083	$281,413	$—	$—	$—	$—

$—	$77,759	$—	$—	$—	$—	$—

SPDR INDEX SHARES FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (continued)

September 30, 2017

	SPDR S&P Global Dividend ETF	SPDR S&P Emerging Markets Small Cap ETF
ASSETS
Investments in unaffiliated issuers, at value* (Note 2)	$164,894,473	$478,239,107
Investments in affiliated issuers, at value (Notes 2 and 4)	5,999,046	16,640,537

Total Investments	170,893,519	494,879,644
Foreign currency, at value	349,795	804,002
Cash	—	1,162
Dividends receivable — unaffiliated issuers (Note 2)	436,398	592,488
Dividends receivable — affiliated issuers (Notes 2 and 4)	426	1,243
Securities lending income receivable — unaffiliated issuers (Note 9)	3,357	42,248
Securities lending income receivable — affiliated issuers (Notes 4 and 9)	7,810	48,686
Receivable for foreign taxes recoverable	43,734	661

TOTAL ASSETS	171,735,039	496,370,134

LIABILITIES
Payable upon return of securities loaned	5,848,371	16,261,252
Payable for investments purchased	1,671	5
Advisory fee payable (Note 4)	159,761	770,045
Trustees’ fees and expenses payable (Note 5)	61	451

TOTAL LIABILITIES	6,009,864	17,031,753

NET ASSETS	$165,725,175	$479,338,381

NET ASSETS CONSIST OF:
Paid-in Capital	$162,134,736	$583,778,232
Undistributed (distribution in excess of) net investment income (loss)	104,420	7,196,499
Accumulated net realized gain (loss) on investments and foreign currency transactions	(5,893,161)	(60,237,684)
Net unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	9,381,082	(51,394,793)
Foreign currency translations	(1,902)	(3,873)

NET ASSETS	$165,725,175	$479,338,381

NET ASSET VALUE PER SHARE
Net asset value per share	$67.64	$49.42

Shares outstanding (unlimited amount authorized, $0.01 par value)	2,450,000	9,700,000

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$155,513,391	$529,633,900
Investments in affiliated issuers	5,999,046	16,640,537

Total cost of investments	$161,512,437	$546,274,437

Foreign currency, at cost	$353,511	$805,687

* Includes investments in securities on loan, at value	$21,720,651	$29,961,488

See accompanying notes to financial statements.

[This Page Intentionally Left Blank]

SPDR INDEX SHARES FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2017

	SPDR STOXX Europe 50 ETF	SPDR EURO STOXX Small Cap ETF	SPDR S&P Emerging Asia Pacific ETF
INVESTMENT INCOME
Interest income — unaffiliated issuers (Note 2)	$—	$—	$2,538
Dividend income — unaffiliated issuers (Note 2)	8,706,239	324,171	9,319,533
Dividend income — affiliated issuers (Notes 2 and 4)	1,979	22	4,480
Unaffiliated securities lending income (Note 9)	9,224	—	109,960
Affiliated securities lending income (Notes 4 and 9)	65,514	—	125,979
Dividend income — non cash transactions	—	21,137	—
Foreign taxes withheld	(1,679,003)	(47,268)	(1,064,946)

TOTAL INVESTMENT INCOME (LOSS)	7,103,953	298,062	8,497,544

EXPENSES
Advisory fees (Note 4)	641,313	59,755	1,686,058
Trustees’ fees and expenses (Note 5)	3,278	247	5,721
Miscellaneous expenses	2,384	129	1,790

TOTAL EXPENSES	646,975	60,131	1,693,569

NET EXPENSES	646,975	60,131	1,693,569

NET INVESTMENT INCOME (LOSS)	6,456,978	237,931	6,803,975

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers*	(3,494,788)	514,503	(1,183,809)
In-kind redemptions — unaffiliated issuers	(2,103,617)	—	(861,380)
In-kind redemptions — affiliated issuers (Note 4)	—	—	—
Foreign currency transactions	37,697	513	(54,669)

Net realized gain (loss)	(5,560,708)	515,016	(2,099,858)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers**	39,631,577	3,286,235	66,201,207
Investments — affiliated issuers (Note 4)	—	—	—
Foreign currency translations	41,476	1,826	(19,406)

Net change in unrealized appreciation/depreciation	39,673,053	3,288,061	66,181,801

NET REALIZED AND UNREALIZED GAIN (LOSS)	34,112,345	3,803,077	64,081,943

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$40,569,323	$4,041,008	$70,885,918

* Includes foreign capital gain taxes	$—	$—	$(94,985)

** Includes foreign deferred taxes	$—	$—	$295,233

See accompanying notes to financial statements.

SPDR S&P China ETF	SPDR MSCI China A Shares IMI ETF	SPDR S&P Emerging Markets Dividend ETF	SPDR S&P International Small Cap ETF	SPDR S&P Global Infrastructure ETF	SPDR S&P Global Natural Resources ETF	SPDR MSCI ACWI IMI ETF

$—	$—	$—	$—	$—	$—	$—
21,560,077	31,615	18,173,184	17,387,012	4,955,798	28,156,881	2,137,067
8,954	6	4,070	12,811	1,787	20,544	4,193
635,436	—	32,406	417,812	13,408	52,969	6,335
809,047	—	55,743	1,748,900	36,128	250,973	16,678
—	—	—	925,401	357,771	4,976,432	125,402
(1,588,167)	(4,280)	(2,169,502)	(1,991,174)	(326,062)	(2,438,035)	(144,368)

21,425,347	27,341	16,095,901	18,500,762	5,038,830	31,019,764	2,145,307

5,168,166	14,208	1,736,160	3,091,526	511,026	3,847,896	214,735
14,366	—	5,597	12,924	1,794	15,136	1,382
4,705	48	4,362	14,314	1,020	54,297	640

5,187,237	14,256	1,746,119	3,118,764	513,840	3,917,329	216,757

5,187,237	14,256	1,746,119	3,118,764	513,840	3,917,329	216,757

16,238,110	13,085	14,349,782	15,381,998	4,524,990	27,102,435	1,928,550

(7,596,608)	(25,572)	28,597,226	27,230,948	(2,142,666)	(22,630,143)	312,562
19,988,221	—	390,678	3,574,895	1,709,618	7,242,368	3,504,423
—	—	—	—	—	—	5,382
(40,368)	453	(261,724)	(416,808)	12,782	1,077,453	4,569

12,351,245	(25,119)	28,726,180	30,389,035	(420,266)	(14,310,322)	3,826,936

216,230,679	242,721	3,589,150	74,514,788	13,116,639	164,368,035	9,449,311
—	—	—	—	—	—	27,250
(159)	80	(13,221)	5,603	4,011	(12,906)	382

216,230,520	242,801	3,575,929	74,520,391	13,120,650	164,355,129	9,476,943

228,581,765	217,682	32,302,109	104,909,426	12,700,384	150,044,807	13,303,879

$244,819,875	$230,767	$46,651,891	$120,291,424	$17,225,374	$177,147,242	$15,232,429

$—	$—	$(127,868)	$—	$—	$—	$(171)

$—	$—	$1,464	$—	$—	$—	$224

SPDR INDEX SHARES FUNDS

STATEMENTS OF OPERATIONS (continued)

For the Year Ended September 30, 2017

	SPDR MSCI ACWI Low Carbon Target ETF	SPDR MSCI EAFE Fossil Fuel Reserves Free ETF(a)	SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF(a)
INVESTMENT INCOME
Interest income — unaffiliated issuers (Note 2)	$—	$—	$19
Dividend income — unaffiliated issuers (Note 2)	3,422,096	969,064	270,689
Dividend income — affiliated issuers (Notes 2 and 4)	3,780	270	4,135
Unaffiliated securities lending income (Note 9)	3,168	1,168	253
Affiliated securities lending income (Notes 4 and 9)	3,078	1,224	687
Dividend income — non cash transactions	—	87,603	—
Foreign taxes withheld	(230,743)	(111,898)	(37,758)

TOTAL INVESTMENT INCOME (LOSS)	3,201,379	947,431	238,025

EXPENSES
Advisory fees (Note 4)	387,108	93,909	25,997
Trustees’ fees and expenses (Note 5)	2,039	451	96
Miscellaneous expenses	1,075	73	128

TOTAL EXPENSES	390,222	94,433	26,221

Expenses waived/reimbursed by the Adviser (Note 4)	(131,075)	(33,182)	—

NET EXPENSES	259,147	61,251	26,221

NET INVESTMENT INCOME (LOSS)	2,942,232	886,180	211,804

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers*	(98,917)	175,586	53,268
Investments — affiliated issuers (Note 4)	(93)	—	—
In-kind redemptions — unaffiliated issuers	—	—	—
In-kind redemptions — affiliated issuers (Note 4)	—	—	—
Foreign currency transactions	(719)	5,110	(4,666)
Futures contracts	—	—	44,234

Net realized gain (loss)	(99,729)	180,696	92,836

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers**	19,407,711	5,283,326	1,592,616
Investments — affiliated issuers (Note 4)	37,399	—	—
Foreign currency translations	(153)	1,007	(726)
Futures contracts	—	—	(16,138)

Net change in unrealized appreciation/depreciation	19,444,957	5,284,333	1,575,752

NET REALIZED AND UNREALIZED GAIN (LOSS)	19,345,228	5,465,029	1,668,588

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$22,287,460	$6,351,209	$1,880,392

* Includes foreign capital gain taxes	$(6,260)	$—	$—

** Includes foreign deferred taxes	$2,468	$—	$—

(a)	For the period October 24, 2016 (inception date) through September 30, 2017.

See accompanying notes to financial statements.

SPDR MSCI EAFE StrategicFactors ETF	SPDR MSCI Emerging Markets StrategicFactors ETF	SPDR MSCI World StrategicFactors ETF	SPDR MSCI Canada StrategicFactors ETF	SPDR MSCI Germany StrategicFactors ETF	SPDR MSCI Japan StrategicFactors ETF	SPDR MSCI United Kingdom StrategicFactors ETF

$—	$—	$—	$—	$—	$—	$—
3,739,423	5,118,304	596,945	810,382	295,705	306,424	202,513
1,269	1,116	777	131	97	44	80
1,210	1,265	347	—	—	—	—
3,332	9,943	239	—	—	—	—
404,815	—	32,790	—	61,872	—	53,315
(398,142)	(618,195)	(39,699)	(121,747)	(38,971)	(35,125)	(633)

3,751,907	4,512,433	591,399	688,766	318,703	271,343	255,275

321,651	483,548	67,549	85,705	34,849	41,368	15,980
1,143	2,333	292	397	175	244	64
689	1,227	312	54	55	60	46

323,483	487,108	68,153	86,156	35,079	41,672	16,090

—	—	—	—	—	—	—

323,483	487,108	68,153	86,156	35,079	41,672	16,090

3,428,424	4,025,325	523,246	602,610	283,624	229,671	239,185

(27,079)	(716,686)	193,183	(263,330)	(446,777)	(173,457)	(256,083)
—	—	—	—	—	—	—
—	31	1,498,466	—	(182,465)	967,099	382,533
—	—	1,052	—	—	—	—
30,112	(37,291)	2,847	10,788	2,853	(11,025)	(607)
—	—	—	—	—	—	—

3,033	(753,946)	1,695,548	(252,542)	(626,389)	782,617	125,843

19,733,044	22,804,058	1,456,533	4,183,779	1,974,407	588,218	400,079
—	—	1,682	—	—	—	—
3,015	(2,359)	398	(998)	5,389	(896)	740
—	—	—	—	—	—	—

19,736,059	22,801,699	1,458,613	4,182,781	1,979,796	587,322	400,819

19,739,092	22,047,753	3,154,161	3,930,239	1,353,407	1,369,939	526,662

$23,167,516	$26,073,078	$3,677,407	$4,532,849	$1,637,031	$1,599,610	$765,847

$—	$(6,180)	$—	$—	$—	$—	$—

$—	$15,133	$—	$—	$—	$—	$—

SPDR INDEX SHARES FUNDS

STATEMENTS OF OPERATIONS (continued)

For the Year Ended September 30, 2017

	SPDR S&P Global Dividend ETF	SPDR S&P Emerging Markets Small Cap ETF
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$5,720,946	$12,543,782
Dividend income — affiliated issuers (Notes 2 and 4)	2,492	7,585
Unaffiliated securities lending income (Note 9)	25,147	344,059
Affiliated securities lending income (Notes 4 and 9)	66,565	457,009
Foreign taxes withheld	(484,497)	(1,433,039)

TOTAL INVESTMENT INCOME (LOSS)	5,330,653	11,919,396

EXPENSES
Advisory fees (Note 4)	512,312	2,622,888
Trustees’ fees and expenses (Note 5)	1,854	6,337
Miscellaneous expenses	1,393	2,447

TOTAL EXPENSES	515,559	2,631,672

NET EXPENSES	515,559	2,631,672

NET INVESTMENT INCOME (LOSS)	4,815,094	9,287,724

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers*	1,657,245	19,662,092
In-kind redemptions — unaffiliated issuers	903,821	1,423,196
Foreign currency transactions	11,969	(308,696)

Net realized gain (loss)	2,573,035	20,776,592

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers**	7,158,356	37,278,419
Foreign currency translations	(102)	413

Net change in unrealized appreciation/depreciation	7,158,254	37,278,832

NET REALIZED AND UNREALIZED GAIN (LOSS)	9,731,289	58,055,424

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$14,546,383	$67,343,148

* Includes foreign capital gain taxes	$(13,387)	$(553,354)

** Includes foreign deferred taxes	$9,635	$210,639

See accompanying notes to financial statements.

[This Page Intentionally Left Blank]

SPDR INDEX SHARES FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	SPDR STOXX Europe 50 ETF		SPDR EURO STOXX Small Cap ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,456,978	$7,534,831	$237,931	$564,210
Net realized gain (loss)	(5,560,708)	(11,770,497)	515,016	(3,619,165)
Net change in unrealized appreciation/depreciation	39,673,053	2,898,366	3,288,061	964,891

Net increase (decrease) in net assets resulting from operations	40,569,323	(1,337,300)	4,041,008	(2,090,064)

Net equalization credits and charges (Note 2)	837,646	(266,142)	1,847	(23,442)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(7,278,371)	(7,235,067)	(243,975)	(524,645)
Return of capital	—	—	—	—

Total distributions to shareholders	(7,278,371)	(7,235,067)	(243,975)	(524,645)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	115,916,959	—	3,117,605	22,141,955
Cost of shares redeemed	(17,804,866)	(52,833,596)	—	(19,380,808)
Net income equalization (Note 2)	(837,646)	266,142	(1,847)	23,442
Other capital (Note 7)	41,867	—	—	—

Net increase (decrease) in net assets from beneficial interest transactions	97,316,314	(52,567,454)	3,115,758	2,784,589

Net increase (decrease) in net assets during the period	131,444,912	(61,405,963)	6,914,638	146,438
Net assets at beginning of period	186,219,685	247,625,648	11,853,957	11,707,519

NET ASSETS AT END OF PERIOD	$317,664,597	$186,219,685	$18,768,595	$11,853,957

Undistributed (distribution in excess of) net investment income (loss)	$—	$230,837	$39,536	$44,076

SHARES OF BENEFICIAL INTEREST:
Shares sold	3,400,000	—	50,000	450,000
Shares redeemed	(600,000)	(1,700,000)	—	(450,000)

Net increase (decrease)	2,800,000	(1,700,000)	50,000	—

*	Inception date.

See accompanying notes to financial statements.

SPDR S&P Emerging Asia Pacific ETF		SPDR S&P China ETF		SPDR MSCI China A Shares IMI ETF
Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	For the Period 10/28/15* - 9/30/16

$6,803,975	$6,616,428	$16,238,110	$14,873,959	$13,085	$15,088
(2,099,858)	(11,195,076)	12,351,245	(17,872,233)	(25,119)	(21,921)
66,181,801	57,859,732	216,230,520	119,567,331	242,801	(320,806)

70,885,918	53,281,084	244,819,875	116,569,057	230,767	(327,639)

—	—	—	—	—	—

(7,047,374)	(15,794,101)	(13,804,543)	(22,176,022)	(12,958)	(31,418)
—	—	—	—	(7,669)	—

(7,047,374)	(15,794,101)	(13,804,543)	(22,176,022)	(20,627)	(31,418)

29,445,089	—	65,862,580	32,048,202	—	2,500,000
(15,502,785)	(130,075,797)	(79,843,509)	(132,277,950)	—	—
—	—	—	—	—	—
13,499	—	81,680	51,557	—	6,250

13,955,803	(130,075,797)	(13,899,249)	(100,178,191)	—	2,506,250

77,794,347	(92,588,814)	217,116,083	(5,785,156)	210,140	2,147,193
335,858,409	428,447,223	812,123,029	817,908,185	2,147,193	—

$413,652,756	$335,858,409	$1,029,239,112	$812,123,029	$2,357,333	$2,147,193

$3,688,117	$4,012,484	$12,797,160	$10,188,330	$—	$(580)

300,000	—	800,000	400,000	—	100,000
(200,000)	(1,800,000)	(1,000,000)	(2,000,000)	—	—

100,000	(1,800,000)	(200,000)	(1,600,000)	—	100,000

SPDR INDEX SHARES FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P Emerging Markets Dividend ETF		SPDR S&P International Small Cap ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,349,782	$13,195,227	$15,381,998	$14,450,508
Net realized gain (loss)	28,726,180	(86,415,279)	30,389,035	22,413,538
Net change in unrealized appreciation/depreciation	3,575,929	103,749,545	74,520,391	61,492,493

Net increase (decrease) in net assets resulting from operations	46,651,891	30,529,493	120,291,424	98,356,539

Net equalization credits and charges (Note 2)	447,960	388,020	—	—

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(13,211,413)	(13,540,223)	(18,173,278)	(14,251,797)
Net realized gains	—	—	(8,822,560)	(3,694,135)

Total distributions to shareholders	(13,211,413)	(13,540,223)	(26,995,838)	(17,945,932)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	95,845,524	58,309,589	109,633,538	60,053,332
Cost of shares redeemed	(6,518,090)	(73,579,609)	(18,811,709)	(88,708,125)
Net income equalization (Note 2)	(447,960)	(388,020)	—	—
Other capital (Note 7)	47,441	160,241	—	—

Net increase (decrease) in net assets from beneficial interest transactions	88,926,915	(15,497,799)	90,821,829	(28,654,793)

Net increase (decrease) in net assets during the period	122,815,353	1,879,491	184,117,415	51,755,814
Net assets at beginning of period	300,042,234	298,162,743	702,312,122	650,556,308

NET ASSETS AT END OF PERIOD	$422,857,587	$300,042,234	$886,429,537	$702,312,122

Undistributed (distribution in excess of) net investment income (loss)	$1,028,057	$(81,214)	$9,085,380	$10,334,470

SHARES OF BENEFICIAL INTEREST:
Shares sold	3,250,000	2,150,000	3,500,000	2,100,000
Shares redeemed	(250,000)	(3,100,000)	(600,000)	(3,200,000)

Net increase (decrease)	3,000,000	(950,000)	2,900,000	(1,100,000)

See accompanying notes to financial statements.

SPDR S&P Global Infrastructure ETF		SPDR S&P Global Natural Resources ETF		SPDR MSCI ACWI IMI ETF
Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16

$4,524,990	$2,426,148	$27,102,435	$16,618,302	$1,928,550	$1,099,480
(420,266)	(3,623,229)	(14,310,322)	(54,248,801)	3,826,936	(139,930)
13,120,650	9,726,064	164,355,129	169,500,267	9,476,943	4,474,695

17,225,374	8,528,983	177,147,242	131,869,768	15,232,429	5,434,245

—	—	—	—	—	—

(3,938,322)	(2,376,551)	(21,131,997)	(17,723,932)	(1,770,932)	(914,554)
—	—	—	—	—	—

(3,938,322)	(2,376,551)	(21,131,997)	(17,723,932)	(1,770,932)	(914,554)

91,715,714	35,842,130	383,018,989	197,305,994	26,144,694	25,177,393
(9,475,992)	(12,443,846)	(35,713,570)	(158,440,483)	(14,167,487)	—
—	—	—	—	—	—
—	—	—	—	—	—

82,239,722	23,398,284	347,305,419	38,865,511	11,977,207	25,177,393

95,526,774	29,550,716	503,320,664	153,011,347	25,438,704	29,697,084
85,850,176	56,299,460	722,832,877	569,821,530	64,882,630	35,185,546

$181,376,950	$85,850,176	$1,226,153,541	$722,832,877	$90,321,334	$64,882,630

$1,416,548	$837,172	$11,067,062	$4,489,524	$837,631	$656,113

1,900,000	800,000	9,150,000	5,450,000	400,000	400,000
(200,000)	(300,000)	(900,000)	(4,450,000)	(200,000)	—

1,700,000	500,000	8,250,000	1,000,000	200,000	400,000

SPDR INDEX SHARES FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR MSCI ACWI Low Carbon Target ETF		SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF
	Year Ended 9/30/17	Year Ended 9/30/16	For the Period 10/24/16* - 9/30/17	For the Period 10/24/16* - 9/30/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,942,232	$2,121,256	$886,180	$211,804
Net realized gain (loss)	(99,729)	(801,855)	180,696	92,836
Net change in unrealized appreciation/depreciation	19,444,957	9,207,273	5,284,333	1,575,752

Net increase (decrease) in net assets resulting from operations	22,287,460	10,526,674	6,351,209	1,880,392

Net equalization credits and charges (Note 2)	276,534	25,820	10,704	26,909

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,915,464)	(2,080,165)	(803,032)	(231,170)
Net realized gains	—	(59,509)	—	—

Total distributions to shareholders	(2,915,464)	(2,139,674)	(803,032)	(231,170)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	30,178,050	6,822,239	40,431,724	14,664,269
Cost of shares redeemed	—	—	—	—
Net income equalization (Note 2)	(276,534)	(25,820)	(10,704)	(26,909)
Other capital (Note 7)	—	—	—	4,622

Net increase (decrease) in net assets from beneficial interest transactions	29,901,516	6,796,419	40,421,020	14,641,982

Net increase (decrease) in net assets during the period	49,550,046	15,209,239	45,979,901	16,318,113
Net assets at beginning of period	96,683,474	81,474,235	—	—

NET ASSETS AT END OF PERIOD	$146,233,520	$96,683,474	$45,979,901	$16,318,113

Undistributed (distribution in excess of) net investment income (loss)	$542,293	$561,059	$91,937	$(23,946)

SHARES OF BENEFICIAL INTEREST:
Shares sold	400,000	100,000	650,000	250,000
Shares redeemed	—	—	—	—

Net increase (decrease)	400,000	100,000	650,000	250,000

*	Inception date.

See accompanying notes to financial statements.

SPDR MSCI EAFE StrategicFactors ETF		SPDR MSCI Emerging Markets StrategicFactors ETF		SPDR MSCI World StrategicFactors ETF
Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16

$3,428,424	$171,032	$4,025,325	$2,429,219	$523,246	$140,223
3,033	(176,756)	(753,946)	(3,098,829)	1,695,548	(11,281)
19,736,059	495,100	22,801,699	15,752,756	1,458,613	657,413

23,167,516	489,376	26,073,078	15,083,146	3,677,407	786,355

—	—	—	—	—	—

(2,367,462)	(150,949)	(2,754,029)	(1,961,532)	(400,647)	(136,581)
—	—	—	—	—	(70,354)

(2,367,462)	(150,949)	(2,754,029)	(1,961,532)	(400,647)	(206,935)

163,529,104	2,708,203	74,051,529	57,249,195	19,119,111	—
—	—	—	(25,307,383)	(7,165,424)	—
—	—	—	—	—	—
—	—	35,154	104,679	—	—

163,529,104	2,708,203	74,086,683	32,046,491	11,953,687	—

184,329,158	3,046,630	97,405,732	45,168,105	15,230,447	579,420
8,314,895	5,268,265	116,539,231	71,371,126	6,375,092	5,795,672

$192,644,053	$8,314,895	$213,944,963	$116,539,231	$21,605,539	$6,375,092

$1,154,134	$62,373	$2,413,893	$1,176,573	$164,753	$36,260

2,900,000	50,000	1,350,000	1,175,000	300,000	—
—	—	—	(500,000)	(100,000)	—

2,900,000	50,000	1,350,000	675,000	200,000	—

SPDR INDEX SHARES FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR MSCI Canada StrategicFactors ETF		SPDR MSCI Germany StrategicFactors ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$602,610	$324,614	$283,624	$260,990
Net realized gain (loss)	(252,542)	(191,554)	(626,389)	(436,439)
Net change in unrealized appreciation/depreciation	4,182,781	2,431,840	1,979,796	1,283,855

Net increase (decrease) in net assets resulting from operations	4,532,849	2,564,900	1,637,031	1,108,406

Net equalization credits and charges (Note 2)	48,731	31,271	117,483	43,205

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(529,524)	(294,086)	(389,383)	(263,141)
Net realized gains	—	—	—	—

Total distributions to shareholders	(529,524)	(294,086)	(389,383)	(263,141)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	16,319,215	6,840,285	11,900,436	2,497,423
Cost of shares redeemed	—	—	(7,261,821)	—
Net income equalization (Note 2)	(48,731)	(31,271)	(117,483)	(43,205)

Net increase (decrease) in net assets from beneficial interest transactions	16,270,484	6,809,014	4,521,132	2,454,218

Net increase (decrease) in net assets during the period	20,322,540	9,111,099	5,886,263	3,342,688
Net assets at beginning of period	18,430,198	9,319,099	13,030,754	9,688,066

NET ASSETS AT END OF PERIOD	$38,752,738	$18,430,198	$18,917,017	$13,030,754

Undistributed (distribution in excess of) net investment income (loss)	$167,770	$83,628	$—	$(1,413)

SHARES OF BENEFICIAL INTEREST:
Shares sold	300,000	150,000	200,000	50,000
Shares redeemed	—	—	(150,000)	—

Net increase (decrease)	300,000	150,000	50,000	50,000

See accompanying notes to financial statements.

SPDR MSCI Japan StrategicFactors ETF		SPDR MSCI United Kingdom StrategicFactors ETF		SPDR S&P Global Dividend ETF
Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16

$229,671	$170,716	$239,185	$90,890	$4,815,094	$3,147,006
782,617	1,112	125,843	(99,454)	2,573,035	(6,512,205)
587,322	1,271,980	400,819	11,455	7,158,254	11,373,653

1,599,610	1,443,808	765,847	2,891	14,546,383	8,008,454

(1,004)	48,180	124,450	—	194,504	100,570

(216,441)	(191,385)	(329,690)	(96,601)	(4,751,992)	(3,120,664)
—	(2,172)	—	—	—	(388,876)

(216,441)	(193,557)	(329,690)	(96,601)	(4,751,992)	(3,509,540)

6,962,943	6,355,948	10,254,196	—	57,947,434	46,853,198
(6,935,724)	(6,070,906)	(7,804,799)	—	(6,314,476)	(20,303,786)
1,004	(48,180)	(124,450)	—	(194,504)	(100,570)

28,223	236,862	2,324,947	—	51,438,454	26,448,842

1,410,388	1,535,293	2,885,554	(93,710)	61,427,349	31,048,326
13,486,767	11,951,474	2,413,169	2,506,879	104,297,826	73,249,500

$14,897,155	$13,486,767	$5,298,723	$2,413,169	$165,725,175	$104,297,826

$102,102	$43,397	$(4,993)	$(3,238)	$104,420	$42,404

100,000	100,000	200,000	—	900,000	750,000
(100,000)	(100,000)	(150,000)	—	(100,000)	(350,000)

—	—	50,000	—	800,000	400,000

SPDR INDEX SHARES FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P Emerging Markets Small Cap ETF
	Year Ended 9/30/17	Year Ended 9/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,287,724	$7,344,778
Net realized gain (loss)	20,776,592	(44,057,831)
Net change in unrealized appreciation/depreciation	37,278,832	91,799,184

Net increase (decrease) in net assets resulting from operations.	67,343,148	55,086,131

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(8,720,849)	(8,865,797)

Total distributions to shareholders	(8,720,849)	(8,865,797)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	133,120,554	11,394,800
Cost of shares redeemed	(33,210,110)	(111,075,298)
Other capital (Note 7)	249,509	335,596

Net increase (decrease) in net assets from beneficial interest transactions	100,159,953	(99,344,902)

Net increase (decrease) in net assets during the period	158,782,252	(53,124,568)
Net assets at beginning of period	320,556,129	373,680,697

NET ASSETS AT END OF PERIOD	$479,338,381	$320,556,129

Undistributed (distribution in excess of) net investment income (loss)	$7,196,499	$5,556,993

SHARES OF BENEFICIAL INTEREST:
Shares sold	3,000,000	300,000
Shares redeemed	(800,000)	(2,900,000)

Net increase (decrease)	2,200,000	(2,600,000)

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	SPDR STOXX Europe 50 ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14		Year Ended 9/30/13
Net asset value, beginning of period	$30.28	$31.54	$36.86	$36.47		$31.50

Income (loss) from investment operations:
Net investment income (loss) (a)	0.95	1.10	1.23	2.03	(b)	1.19
Net realized and unrealized gain (loss) (c)	5.14	(1.21)	(5.37)	0.22		4.84

Total from investment operations	6.09	(0.11)	(4.14)	2.25		6.03

Net equalization credits and charges (a)	0.12	(0.04)	0.04	0.11		0.13

Other capital	0.01	—	—	—		—

Distributions to shareholders from:
Net investment income	(1.01)	(1.11)	(1.22)	(1.97)		(1.19)

Net asset value, end of period	$35.49	$30.28	$31.54	$36.86		$36.47

Total return (d)	20.83%	(0.42)%	(11.36)%	6.33	%(b)	19.94	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$317,665	$186,220	$247,626	$261,730		$109,419
Ratios to average net assets:
Total expenses	0.29%	0.29%	0.29%	0.29%		0.29%
Net investment income (loss)	2.92%	3.57%	3.50%	5.28	%(b)	3.47%
Portfolio turnover rate (f)	8%	8%	9%	9%		12%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Net investment income per share and ratio of net investment income to average net assets reflect receipt of special dividends from portfolio holdings. The resulting increase to net investment income amounted to $0.76 per share and 1.96% of average net assets. If the special dividends were not received during the year ended September 30, 2014, the total return would have been 4.56%.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Broker commission charges are not included in this calculation.
(e)	If the Adviser had not made a contribution during the period ended September 30, 2013, the total return would have been 19.93%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR EURO STOXX Small Cap ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	For the Period 6/4/14* - 9/30/14
Net asset value, beginning of period	$47.42	$46.83	$50.65	$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.94	1.00	1.18	0.16
Net realized and unrealized gain (loss) (b)	15.17	0.43	(4.00)	(9.47)

Total from investment operations	16.11	1.43	(2.82)	(9.31)

Net equalization credits and charges (a)	0.01	(0.04)	0.40	—

Voluntary contribution from Adviser	—	—	—	0.07

Distributions to shareholders from:
Net investment income	(0.98)	(0.80)	(1.40)	(0.11)

Net asset value, end of period	$62.56	$47.42	$46.83	$50.65

Total return (c)	34.30%	3.14%	(4.97)%	(15.43	)%(d)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$18,769	$11,854	$11,708	$7,598
Ratios to average net assets:
Total expenses	0.45%	0.45%	0.46%	0.45	%(e)
Net investment income (loss)	1.79%	2.13%	2.33%	0.89	%(e)
Portfolio turnover rate (f)	40%	53%	46%	30	%(g)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	If the Adviser had not made a contribution during the period ended September 30, 2014, the total return would have been (15.54)%.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Emerging Asia Pacific ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$81.92	$72.62	$83.84	$75.37	$73.54

Income (loss) from investment operations:
Net investment income (loss) (a)	1.71	1.38	1.83	1.74	1.62
Net realized and unrealized gain (loss) (b)	16.67	10.81	(11.83)	7.95	1.96

Total from investment operations	18.38	12.19	(10.00)	9.69	3.58

Other capital	0.00 (c)	—	—	—	—

Distributions to shareholders from:
Net investment income	(1.81)	(2.89)	(1.22)	(1.22)	(1.75)

Net asset value, end of period	$98.49	$81.92	$72.62	$83.84	$75.37

Total return (d)	23.02%	17.24%	(12.15)%	12.99%	4.91%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$413,653	$335,858	$428,447	$687,494	$399,460
Ratios to average net assets:
Total expenses	0.49%	0.49%	0.53%	0.59%	0.59%
Net investment income (loss)	1.98%	1.85%	2.14%	2.17%	2.14%
Portfolio turnover rate (e)	4%	1%	28%	15%	16%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P China ETF
	Year Ended 9/30/17		Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$78.85		$68.73	$76.42	$74.18	$65.45

Income (loss) from investment operations:
Net investment income (loss) (a)	1.57	(b)	1.38	1.92	1.77	1.63
Net realized and unrealized gain (loss) (c)	22.78		10.68	(8.34)	1.93	8.72

Total from investment operations	24.35		12.06	(6.42)	3.70	10.35

Other capital	0.01		0.00 (d)	0.02	—	—

Distributions to shareholders from:
Net investment income	(1.31)		(1.94)	(1.29)	(1.46)	(1.62)

Net asset value, end of period	$101.90		$78.85	$68.73	$76.42	$74.18

Total return (e)	31.50	%(b)	17.81%	(8.69)%	5.00%	16.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,029,239		$812,123	$817,908	$947,605	$897,623
Ratios to average net assets:
Total expenses	0.59%		0.59%	0.59%	0.59%	0.59%
Net investment income (loss)	1.85	%(b)	1.94%	2.32%	2.33%	2.31%
Portfolio turnover rate (f)	5%		6%	14%	10%	12%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Net investment income per share and ratio of net investment income to average net assets reflect receipt of special dividend from portfolio holding. The resulting increase to net investment income amounted to $0.19 per share and 0.23% of average net assets. If the special dividends were not received during the year ended September 30, 2017, the total return would have been 31.24%.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR MSCI China A Shares IMI ETF
	Year Ended 9/30/17	For the Period 10/29/15* - 9/30/16
Net asset value, beginning of period	$21.47	$25.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.15
Net realized and unrealized gain (loss) (b)	2.18	(3.43)

Total from investment operations	2.31	(3.28)

Other capital	—	0.06

Distributions to shareholders from:
Net investment income	(0.13)	(0.31)
Return of capital	(0.08)	—

Total distributions	(0.21)	(0.31)

Net asset value, end of period	$23.57	$21.47

Total return (c)	10.82%	(12.92)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,357	$2,147
Ratios to average net assets:
Total expenses	0.65%	0.66	%(d)
Net investment income (loss)	0.60%	0.74	%(d)
Portfolio turnover rate (e)	1%	14	%(f)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(f)	Not annualized.

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Emerging Markets Dividend ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$27.40	$25.06	$36.66	$40.34	$43.70

Income (loss) from investment operations:
Net investment income (loss) (a)	1.18	1.28	1.44	1.77	2.45
Net realized and unrealized gain (loss) (b)	2.70	2.29	(11.68)	(3.86)	(3.87)

Total from investment operations	3.88	3.57	(10.24)	(2.09)	(1.42)

Net equalization credits and charges (a)	0.04	0.04	(0.03)	0.04	0.09

Other capital	0.00 (c)	0.02	0.01	0.01	0.05

Distributions to shareholders from:
Net investment income	(1.01)	(1.29)	(1.34)	(1.64)	(2.08)

Net asset value, end of period	$30.31	$27.40	$25.06	$36.66	$40.34

Total return (d)	14.47%	14.70%	(28.56)%	(5.16)%	(2.80)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$422,858	$300,042	$298,163	$491,217	$538,651
Ratios to average net assets:
Total expenses	0.49%	0.49%	0.53%	0.59%	0.60%
Net investment income (loss)	4.05%	4.91%	4.32%	4.50%	5.71%
Portfolio turnover rate (e)	123%	48%	78%	67%	85%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P International Small Cap ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$31.21	$27.57	$32.76	$32.82	$27.49

Income (loss) from investment operations:
Net investment income (loss) (a)	0.63	0.62	0.57	0.54	0.65
Net realized and unrealized gain (loss) (b)	4.23	3.76	(2.14)	0.36	5.37

Total from investment operations	4.86	4.38	(1.57)	0.90	6.02

Distributions to shareholders from:
Net investment income	(0.79)	(0.59)	(0.49)	(0.96)	(0.69)
Net realized gains	(0.38)	(0.15)	(3.13)	—	—

Total distributions	(1.17)	(0.74)	(3.62)	(0.96)	(0.69)

Net asset value, end of period	$34.90	$31.21	$27.57	$32.76	$32.82

Total return (c)	16.30%	16.18%	(4.77)%	2.69%	22.25%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$886,430	$702,312	$650,556	$792,719	$813,871
Ratios to average net assets:
Total expenses	0.40%	0.40%	0.47%	0.60%	0.59%
Net investment income (loss)	1.99%	2.15%	1.93%	1.59%	2.20%
Portfolio turnover rate (d)	31%	20%	17%	51%	21%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Global Infrastructure ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$47.69	$43.31	$48.84	$43.51	$40.42

Income (loss) from investment operations:
Net investment income (loss) (a)	1.73	1.58	1.46	1.68	1.99
Net realized and unrealized gain (loss) (b)	4.03	4.23	(5.62)	5.20	2.71

Total from investment operations	5.76	5.81	(4.16)	6.88	4.70

Distributions to shareholders from:
Net investment income	(1.63)	(1.43)	(1.37)	(1.55)	(1.61)

Net asset value, end of period	$51.82	$47.69	$43.31	$48.84	$43.51

Total return (c)	12.35%	13.85%	(8.77)%	15.95%	11.99%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$181,377	$85,850	$56,299	$112,333	$52,217
Ratios to average net assets:
Total expenses	0.40%	0.40%	0.40%	0.41%	0.50%
Net investment income (loss)	3.54%	3.55%	3.03%	3.51%	4.79%
Portfolio turnover rate (d)	22%	21%	7%	14%	74%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Global Natural Resources ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$39.07	$32.56	$48.62	$48.54	$50.90

Income (loss) from investment operations:
Net investment income (loss) (a)	1.19	0.97	1.51	1.33	1.30
Net realized and unrealized gain (loss) (b)	6.51	6.63	(16.27)	(0.10)	(2.41)

Total from investment operations	7.70	7.60	(14.76)	1.23	(1.11)

Distributions to shareholders from:
Net investment income	(0.93)	(1.09)	(1.30)	(1.15)	(1.25)

Net asset value, end of period	$45.84	$39.07	$32.56	$48.62	$48.54

Total return (c)	19.95%	23.87%	(30.97)%	2.39%	(2.09)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,226,154	$722,833	$569,822	$595,617	$407,763
Ratios to average net assets:
Total expenses	0.41%	0.40%	0.40%	0.40%	0.40%
Net investment income (loss)	2.82%	2.75%	3.52%	2.63%	2.63%
Portfolio turnover rate (d)	25%	23%	21%	18%	31%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR MSCI ACWI IMI ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15		Year Ended 9/30/14		Year Ended 9/30/13
Net asset value, beginning of period	$64.88	$58.64	$63.82		$58.20		$50.04

Income (loss) from investment operations:
Net investment income (loss) (a)	1.55	1.53	1.74		1.48		1.30
Net realized and unrealized gain (loss) (b)	10.34	6.12	(5.17)		5.39		8.16

Total from investment operations	11.89	7.65	(3.43)		6.87		9.46

Distributions to shareholders from:
Net investment income	(1.50)	(1.41)	(1.75)		(1.21)		(1.28)
Net realized gains	—	—	(0.00	)(c)	(0.04)		(0.02)

Total distributions	(1.50)	(1.41)	(1.75)		(1.25)		(1.30)

Net asset value, end of period	$75.27	$64.88	$58.64		$63.82		$58.20

Total return (d)	18.58%	13.20%	(5.61)%		11.77%		19.15%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$90,321	$64,883	$35,186		$57,434		$5,820
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%		0.25%		0.25%
Net investment income (loss)	2.25%	2.48%	2.70%		2.31%		2.40%
Portfolio turnover rate (e)	2%	2%	3%		0	%(f)	0	%(f)

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(f)	Amount shown represents less than 0.5%

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR MSCI ACWI Low Carbon Target ETF
	Year Ended 9/30/17	Year Ended 9/30/16	For the Period 11/26/14* - 9/30/15
Net asset value, beginning of period	$74.37	$67.90	$75.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.82	1.69	1.53
Net realized and unrealized gain (loss) (b)	11.37	6.47	(7.64)

Total from investment operations	13.19	8.16	(6.11)

Net equalization credits and charges (a)	0.17	0.02	0.03

Distributions to shareholders from:
Net investment income	(1.71)	(1.66)	(1.02)
Net realized gains	—	(0.05)	—

Total distributions	(1.71)	(1.71)	(1.02)

Net asset value, end of period	$86.02	$74.37	$67.90

Total return (c)	18.16%	12.22%	(8.25)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$146,234	$96,683	$81,474
Ratios to average net assets:
Total expenses	0.30%	0.30%	0.30	%(d)
Net expenses	0.20%	0.20%	0.20	%(d)
Net investment income (loss)	2.28%	2.38%	2.42	%(d)
Portfolio turnover rate (e)	12%	12%	4	%(f)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(f)	Not annualized.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR MSCI EAFE Fossil Fuel Reserves Free ETF
	For the Period 10/25/16* - 9/30/17
Net asset value, beginning of period	$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.72
Net realized and unrealized gain (loss) (b)	10.56

Total from investment operations	12.28

Net equalization credits and charges (a)	0.02

Distributions to shareholders from:
Net investment income	(1.56)

Net asset value, end of period	$70.74

Total return (c)	20.89%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$45,980
Ratios to average net assets:
Total expenses	0.30	%(d)
Net expenses	0.20	%(d)
Net investment income (loss)	2.83	%(d)
Portfolio turnover rate (e)	9	%(f)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(f)	Not annualized.

See accompanying notes to financial statements.

SPDR SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF
	For the Period 10/25/16* - 9/30/17
Net asset value, beginning of period	$55.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.38
Net realized and unrealized gain (loss) (b)	9.81

Total from investment operations	11.19

Net equalization credits and charges (a)	0.17

Other capital	0.03

Distributions to shareholders from:
Net investment income	(1.12)

Net asset value, end of period	$65.27

Total return (c)	21.02%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$16,318
Ratios to average net assets:
Total expenses	0.30	%(d)
Net investment income (loss)	2.44	%(d)
Portfolio turnover rate (e)	2	%(f)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions. (f) Not annualized.

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR MSCI EAFE StrategicFactors ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15		For the Period 6/4/14* - 9/30/14
Net asset value, beginning of period	$55.43	$52.68	$57.28		$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.90	1.56	1.60		0.45
Net realized and unrealized gain (loss) (b)	6.86	2.70	(4.56)		(3.14)

Total from investment operations	8.76	4.26	(2.96)		(2.69)

Distributions to shareholders from:
Net investment income	(1.03)	(1.51)	(1.64)		(0.03)
Net realized gains	—	—	(0.00	)(c)	—

Total distributions	(1.03)	(1.51)	(1.64)		(0.03)

Net asset value, end of period	$63.16	$55.43	$52.68		$57.28

Total return (d)	15.92%	8.21%	(5.34)%		(4.48)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$192,644	$8,315	$5,268		$5,728
Ratios to average net assets:
Total expenses	0.30%	0.30%	0.30%		0.30	%(e)
Net investment income (loss)	3.20%	2.89%	2.80%		2.35	%(e)
Portfolio turnover rate (f)	9%	20%	14%		0	%(g)(h)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.
(h)	Amount shown represents less than 0.5%

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR MSCI Emerging Markets StrategicFactors ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15		For the Period 6/4/14* - 9/30/14
Net asset value, beginning of period	$53.58	$47.58	$59.59		$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.40	1.27	1.58		0.77
Net realized and unrealized gain (loss) (b)	6.69	5.69	(12.48)		(1.23)

Total from investment operations	8.09	6.96	(10.90)		(0.46)

Other capital	0.01	0.05	0.20		0.06

Distributions to shareholders from:
Net investment income	(0.99)	(1.01)	(1.31)		(0.01)
Net realized gains	—	—	(0.00	)(c)	—

Total distributions	(0.99)	(1.01)	(1.31)		(0.01)

Net asset value, end of period	$60.69	$53.58	$47.58		$59.59

Total return (d)	15.39%	15.00%	(18.29)%		(0.65)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$213,945	$116,539	$71,371		$5,959
Ratios to average net assets:
Total expenses	0.30%	0.30%	0.30%		0.31	%(e)
Net investment income (loss)	2.50%	2.59%	2.82%		3.85	%(e)
Portfolio turnover rate (f)	17%	34%	23%		0	%(g)(h)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Amount shown represents less than 0.5%
(h)	Not annualized.

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR MSCI World StrategicFactors ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15		For the Period 6/4/14* - 9/30/14
Net asset value, beginning of period	$63.75	$57.96	$59.95		$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.58	1.40	1.35		0.37
Net realized and unrealized gain (loss) (b)	8.20	6.46	(2.04)		(0.38)

Total from investment operations	9.78	7.86	(0.69)		(0.01)

Distributions to shareholders from:
Net investment income	(1.51)	(1.37)	(1.30)		(0.04)
Net realized gains	—	(0.70)	(0.00	)(c)	—

Total distributions	(1.51)	(2.07)	(1.30)		(0.04)

Net asset value, end of period	$72.02	$63.75	$57.96		$59.95

Total return (d)	15.53%	13.78%	(1.25)%		(0.02)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$21,606	$6,375	$5,796		$5,995
Ratios to average net assets:
Total expenses	0.30%	0.30%	0.30%		0.30	%(e)
Net investment income (loss)	2.32%	2.29%	2.18%		1.90	%(e)
Portfolio turnover rate (f)	12%	18%	13%		0	%(g)(h)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.
(h)	Amount shown represents less than 0.5%

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR MSCI Canada StrategicFactors ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	For the Period 6/11/14* - 9/30/14
Net asset value, beginning of period	$52.66	$46.60	$59.82	$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.17	1.13	1.18	0.39
Net realized and unrealized gain (loss) (b)	6.80	5.90	(13.19)	(0.55)

Total from investment operations	7.97	7.03	(12.01)	(0.16)

Net equalization credits and charges (a)	0.09	0.11	0.40	—

Distributions to shareholders from:
Net investment income	(1.10)	(1.08)	(1.61)	(0.02)

Net asset value, end of period	$59.62	$52.66	$46.60	$59.82

Total return (c)	15.52%	15.62%	(19.84)%	(0.26)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$38,753	$18,430	$9,319	$2,991
Ratios to average net assets:
Total expenses	0.30%	0.30%	0.30%	0.30	%(d)
Net investment income (loss)	2.11%	2.30%	2.21%	2.06	%(d)
Portfolio turnover rate (e)	17%	21%	15%	2	%(f)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(f)	Not annualized.

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR MSCI Germany StrategicFactors ETF
	Year Ended 9/30/17		Year Ended 9/30/16	Year Ended 9/30/15	For the Period 6/11/14* - 9/30/14
Net asset value, beginning of period	$52.12		$48.44	$53.58	$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.39	(b)	1.20	1.24	0.02	(c)
Net realized and unrealized gain (loss) (d)	10.33		3.33	(5.39)	(6.44)

Total from investment operations	11.72		4.53	(4.15)	(6.42)

Net equalization credits and charges (a)	0.58		0.20	0.18	—

Distributions to shareholders from:
Net investment income	(1.36)		(1.05)	(1.17)	(0.00	)(e)

Net asset value, end of period	$63.06		$52.12	$48.44	$53.58

Total return (f)	23.78	%(b)	9.99%	(7.64)%	(10.70	)%(c)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$18,917		$13,031	$9,688	$5,358
Ratios to average net assets:
Total expenses	0.30%		0.30%	0.30%	0.30	%(g)
Net investment income (loss)	2.44	%(b)	2.37%	2.26%	0.11	%(c)(g)
Portfolio turnover rate (h)	19%		27%	18%	1	%(i)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Net investment income per share and ratio of net investment income to average net assets reflect receipt of special dividend from portfolio holding. The resulting increase to net investment income amounted to $0.29 per share and 0.50% of average net assets. If the special dividends were not received during the year ended September 30, 2017, the total return would have been 23.40%.
(c)	Net investment income per share and ratio of net investment income to average net assets reflect receipt of special dividends from portfolio holdings. The resulting increase to net investment income amounted to $0.02 per share and 0.04% of average net assets. If the special dividends were not received during the year ended September 30, 2014, the total return would have been (10.73)%.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	Amount is less than $0.005 per share.
(f)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(g)	Annualized.
(h)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(i)	Not annualized.

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR MSCI Japan StrategicFactors ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	For the Period 6/11/14* - 9/30/14
Net asset value, beginning of period	$67.43	$59.76	$60.46	$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.16	0.95	0.88	0.41
Net realized and unrealized gain (loss) (b)	6.99	7.42	(0.97)	0.05

Total from investment operations	8.15	8.37	(0.09)	0.46

Net equalization credits and charges (a)	(0.01)	0.27	0.24	—

Distributions to shareholders from:
Net investment income	(1.08)	(0.96)	(0.84)	—
Net realized gains	—	(0.01)	(0.01)	—

Total distributions	(1.08)	(0.97)	(0.85)	—

Net asset value, end of period	$74.49	$67.43	$59.76	$60.46

Total return (c)	12.21%	14.55%	0.21%	0.76%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$14,897	$13,487	$11,951	$6,046
Ratios to average net assets:
Total expenses	0.30%	0.30%	0.30%	0.30	%(d)
Net investment income (loss)	1.67%	1.48%	1.38%	2.21	%(d)
Portfolio turnover rate (e)	22%	23%	23%	0	%(f)(g)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(f)	Amount shown represents less than 0.5%
(g)	Not annualized.

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR MSCI United Kingdom StrategicFactors ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	For the Period 6/11/14* - 9/30/14
Net asset value, beginning of period	$48.26	$50.14	$57.08	$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	2.26	1.82	2.18	0.62	(b)
Net realized and unrealized gain (loss) (c)	3.20	(1.77)	(7.43)	(3.53)

Total from investment operations	5.46	0.05	(5.25)	(2.91)

Net equalization credits and charges (a)	1.18	—	0.34	—

Distributions to shareholders from:
Net investment income	(1.91)	(1.93)	(2.03)	(0.01)

Net asset value, end of period	$52.99	$48.26	$50.14	$57.08

Total return (d)	14.13%	0.18%	(8.85)%	(4.86	)%(b)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$5,299	$2,413	$2,507	$5,708
Ratios to average net assets:
Total expenses	0.30%	0.31%	0.30%	0.30	%(e)
Net investment income (loss)	4.49%	3.71%	3.90%	3.40	%(b)(e)
Portfolio turnover rate (f)	27%	24%	31%	0	%(g)(h)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Net investment income per share and ratio of net investment income to average net assets reflect receipt of special dividends from portfolio holdings. The resulting increase to net investment income amounted to $0.10 per share and 0.18% of average net assets. If the special dividends were not received during the year ended September 30, 2014, the total return would have been (5.02)%.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Amount shown represents less than 0.5%
(h)	Not annualized.

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Global Dividend ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	For the Period 5/29/13* - 9/30/13
Net asset value, beginning of period	$63.21	$58.60	$64.89	$63.33	$60.00

Income (loss) from investment operations:
Net investment income (loss) (a)	2.44	2.56	2.70	2.99	0.75
Net realized and unrealized gain (loss) (b)	4.19	4.87	(6.27)	1.32	3.20

Total from investment operations.	6.63	7.43	(3.57)	4.31	3.95

Net equalization credits and charges (a)	0.10	0.08	0.39	0.06	0.01

Distributions to shareholders from:
Net investment income	(2.30)	(2.61)	(2.61)	(2.81)	(0.63)
Net realized gains	—	(0.29)	(0.50)	—	—

Total distributions	(2.30)	(2.90)	(3.11)	(2.81)	(0.63)

Net asset value, end of period	$67.64	$63.21	$58.60	$64.89	$63.33

Total return (c)	10.83%	13.16%	(5.17)%	6.85%	6.61%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$165,725	$104,298	$73,250	$29,200	$9,499
Ratios to average net assets:
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40	%(d)
Net investment income (loss)	3.76%	4.27%	4.16%	4.46%	3.61	%(d)
Portfolio turnover rate (e)	47%	49%	31%	37%	10	%(f)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(f)	Not annualized.

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Emerging Markets Small Cap ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$42.74	$37.00	$48.31	$46.15	$44.43

Income (loss) from investment operations:
Net investment income (loss) (a)	1.04	0.89	1.01	1.01	0.95
Net realized and unrealized gain (loss) (b)	6.61	5.84	(11.19)	2.11	1.81

Total from investment operations	7.65	6.73	(10.18)	3.12	2.76

Net equalization credits and charges (a)	—	—	0.00	—	—

Other capital	0.03	0.04	0.04	0.05	0.03

Distributions to shareholders from:
Net investment income	(1.00)	(1.03)	(1.17)	(1.01)	(1.07)

Net asset value, end of period	$49.42	$42.74	$37.00	$48.31	$46.15

Total return (d)	18.46%	18.67%	(21.38)%	6.90%	6.29	%(c)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$479,338	$320,556	$373,681	$570,082	$761,466
Ratios to average net assets:
Total expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss)	2.30%	2.29%	2.26%	2.10%	2.05%
Portfolio turnover rate (e)	34%	19%	12%	23%	18%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	If the Adviser had not made a contribution during the period ended September 30, 2013, the total return would have remained 6.29%.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

1.	Organization

SPDR Index Shares Funds (the “Trust”), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of September 30, 2017, the Trust consists of thirty (30) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at $0.01 par value. The financial statements herein relate to the following Funds (each a “Fund”, and collectively, the “Funds”):

SPDR STOXX Europe 50 ETF

SPDR EURO STOXX Small Cap ETF

SPDR S&P Emerging Asia Pacific ETF

SPDR S&P China ETF

SPDR MSCI China A Shares IMI ETF

SPDR S&P Emerging Markets Dividend ETF

SPDR S&P International Small Cap ETF

SPDR S&P Global Infrastructure ETF

SPDR S&P Global Natural Resources ETF

SPDR MSCI ACWI IMI ETF

SPDR MSCI ACWI Low Carbon Target ETF

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF

SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF

SPDR MSCI EAFE StrategicFactors ETF

SPDR MSCI Emerging Markets StrategicFactors ETF

SPDR MSCI World StrategicFactors ETF

SPDR MSCI Canada StrategicFactors ETF

SPDR MSCI Germany StrategicFactors ETF

SPDR MSCI Japan StrategicFactors ETF

SPDR MSCI United Kingdom StrategicFactors ETF

SPDR S&P Global Dividend ETF

SPDR S&P Emerging Markets Small Cap ETF

Each fund is classified as a non-diversified investment company under the 1940 Act.

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF and SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF were formed on October 24, 2016, and commenced operations on October 25, 2016.

On July 31, 2017, SPDR Euro STOXX 50 Currency Hedged ETF, SPDR S&P International Dividend Currency Hedged Fund ETF, SPDR S&P Russia ETF, SPDR S&P Emerging Europe ETF, SPDR S&P Emerging Latin America ETF, SPDR S&P Emerging Middle East & Africa ETF, SPDR MSCI Australia StrategicFactors ETF, SPDR MSCI Spain StrategicFactors ETF, SPDR S&P International Consumer Discretionary Sector ETF, SPDR S&P International Consumer Staples Sector ETF, SPDR S&P International Energy Sector ETF, SPDR S&P International Financial Sector ETF, SPDR S&P International Health Care Sector ETF, SPDR S&P International Industrial Sector ETF, SPDR S&P International Materials Sector ETF, SPDR S&P International Technology Sector ETF, SPDR S&P International Telecommunications Sector ETF and SPDR S&P International Utilities Sector ETF were liquidated and closed.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

Each Fund’s investments are valued at fair value each day that the New York Stock Exchange (“the NYSE”) listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value each Fund’s investments by major category are as follows:

•	Equity investments (including registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•	Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no price is obtained from pricing services or brokers, valuation will be based upon the intrinsic value, pursuant to the valuation policy and procedures approved by the Board.

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

•	Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value (NAV) and the prices used by the Funds’ underlying benchmarks. Various inputs are used in determining the value of the Funds’ investments.

The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2017, is disclosed in each Fund’s respective Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

The SPDR MSCI China A Shares IMI ETF had transfers of securities from Level 1 to Level 2 during the period ended September 30, 2017 in the amounts of $70,274 as securities were halted and fair valued. At September 30, 2017, these investments were valued using alternative valuation procedures under the valuation policy and procedures adopted by the Board. At September 30, 2016, these investments were valued at exchange closing prices in accordance with the Fund’s valuation policy.

Additionally, the fund also had a transfer from Level 2 to Level 1 during the period ended September 30, 2017, in the amounts of $94,300. At September 30, 2017, these investments were valued at exchange closing prices in accordance with the Fund’s valuation policy. During the period ended September 30, 2016 these securities were halted and fair valued. At September 30, 2016, these investments were valued using alternative valuation procedures under the valuation policy and procedures adopted by the Board.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.

Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

Certain Funds invest in Real Estate Investment Trusts (REITs). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Funds’ policy is to record all REIT distributions initially as dividend income and re-designate the prior calendar year’s to return of capital or capital gain distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA Funds Management, Inc. (“SSGAFM”) understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of September 30, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

The following Funds’ NAVs were impacted by adjustments to certain foreign tax accruals:

Fund	Per Share Impact ($)		Date
SPDR MSCI ACWI IMI ETF	0.00	*	8/17/2017
SPDR MSCI ACWI Low Carbon Target ETF	0.00	*	8/17/2017
SPDR S&P Emerging Asia Pacific ETF	0.13		8/21/2017
SPDR S&P Emerging Markets Small Cap ETF	0.04		8/21/2017
SPDR MSCI Emerging Markets StrategicFactors ETF	0.02		8/21/2017
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	0.01		8/21/2017
SPDR S&P Emerging Markets Dividend ETF	0.01		8/21/2017
SPDR S&P Global Dividend ETF	0.01		8/21/2017

*	Amounts are less than $0.005 per share.

Equalization

Certain Funds in the Trust follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

The following Funds utilized equalization during the period ended September 30, 2017 :

SPDR STOXX Europe 50 ETF

SPDR EURO STOXX Small Cap ETF

SPDR S&P Emerging Markets Dividend ETF

SPDR MSCI ACWI Low Carbon Target ETF

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF

SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF

SPDR MSCI Canada StrategicFactors ETF

SPDR MSCI Germany StrategicFactors ETF

SPDR MSCI Japan StrategicFactors ETF

SPDR MSCI United Kingdom StrategicFactors ETF

SPDR S&P Global Dividend ETF

Distributions

The following Funds declare and distribute from net investment income, if any, to its shareholders quarterly:

SPDR STOXX Europe 50 ETF

SPDR MSCI China A Shares IMI ETF

SPDR S&P Emerging Markets Dividend ETF

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF

SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF

SPDR S&P Global Dividend ETF

The following Funds declare and distribute from net investment income, if any, to its shareholders semi-annually:

SPDR EURO STOXX Small Cap ETF

SPDR S&P Emerging Asia Pacific ETF

SPDR S&P China ETF

SPDR S&P International Small Cap ETF

SPDR S&P Global Infrastructure ETF

SPDR S&P Global Natural Resources ETF

SPDR MSCI ACWI IMI ETF

SPDR MSCI ACWI Low Carbon Target ETF

SPDR MSCI EAFE StrategicFactors ETF

SPDR MSCI Emerging Markets StrategicFactors ETF

SPDR MSCI World StrategicFactors ETF

SPDR MSCI Canada StrategicFactors ETF

SPDR MSCI Germany StrategicFactors ETF

SPDR MSCI Japan StrategicFactors ETF

SPDR MSCI United Kingdom StrategicFactors ETF

SPDR S&P Emerging Markets Small Cap ETF

Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Derivative Financial Instruments Futures Contracts

Certain Funds may enter into futures contracts to meet the Funds’ objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.

For the period ended September 30, 2017, the following Funds entered into futures contracts for the strategies listed below:

Funds	Strategies
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	Return enhancement, hedging and exposing cash reserves to markets

The following table summarizes the value of the Fund’s derivative instruments as of September 30, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Liability Derivatives
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF
Futures Contracts (a)	$—	$—	$—	$(16,138)	$—	$(16,138)

(a)	Unrealized depreciation on open futures contracts. The Statements of Assets and Liabilities only reflect the current day’s net variation margin.

	Net Realized Gain (Loss)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF
Futures Contracts	$—	$—	$—	$44,234	$—	$44,234

	Net Change in Unrealized Appreciation (Depreciation)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF
Futures Contracts	$—	$—	$—	$(16,138)	$—	$(16,138)

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NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

4.	Fees and Transactions with Affiliates

Advisory Fee

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Funds, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid quarterly, based on a percentage of each Fund’s average daily net assets as shown in the following table:

Annual Rate
SPDR STOXX Europe 50 ETF	0.29%
SPDR EURO STOXX Small Cap ETF	0.45
SPDR S&P Emerging Asia Pacific ETF	0.49
SPDR S&P China ETF	0.59
SPDR MSCI China A Shares IMI ETF	0.65
SPDR S&P Emerging Markets Dividend ETF	0.49
SPDR S&P International Small Cap ETF	0.40
SPDR S&P Global Infrastructure ETF	0.40
SPDR S&P Global Natural Resources ETF	0.40
SPDR MSCI ACWI IMI ETF	0.25
SPDR MSCI ACWI Low Carbon Target ETF	0.30
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	0.30
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	0.30
SPDR MSCI EAFE StrategicFactors ETF	0.30
SPDR MSCI Emerging Markets StrategicFactors ETF	0.30
SPDR MSCI World StrategicFactors ETF	0.30
SPDR MSCI Canada StrategicFactors ETF	0.30
SPDR MSCI Germany StrategicFactors ETF	0.30
SPDR MSCI Japan StrategicFactors ETF	0.30
SPDR MSCI United Kingdom StrategicFactors ETF	0.30
SPDR S&P Global Dividend ETF	0.40
SPDR S&P Emerging Markets Small Cap ETF	0.65

The Adviser pays all operating expenses of each Fund other than management fee, distribution fee pursuant to each Fund’s Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees’ counsel fees, acquired fund fees and expenses, litigation expenses and other extraordinary expenses).

The Adviser has contractually agreed to waive its management fee and reimburse certain expenses, until January 31, 2018, so that the net annual Fund operating expenses of the SPDR MSCI ACWI Low Carbon Target ETF and the SPDR MSCI EAFE Fossil Fuel Reserves Free ETF will be limited to 0.20% of each Fund’s average daily net assets before application of any fees and expenses not paid by the Adviser under the Investment Advisory Agreement. Such fees and expenses paid by the Adviser are limited to certain direct operating expenses of the Fund and, therefore, do not include the Fund’s acquired fund fees and expenses, if any. The contractual fee waiver does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver from year to year, but there is no guarantee that the Adviser will do so and after January 31, 2018, the waiver may be cancelled or modified at any time. For the period ended September 30, 2017, the SPDR MSCI ACWI Low Carbon Target ETF and the SPDR MSCI EAFE Fossil Fuel Reserves Free ETF waived $131,075 and $33,182, respectively.

Administrator and Sub-Administrator Fees

SSGA FM serves as administrator and State Street, an affiliate of the Advisor, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

Distribution Fees

State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the Distributor of the Trust. Effective May 1, 2017, the Distributor’s name changed from State Street Global Markets, LLC to State Street Global Advisors Funds Distributors, LLC.

Other Transactions with Affiliates — Securities Lending

State Street, an affiliate of the Funds, acts as the securities lending agent for the Funds, pursuant to an amended and restated securities lending authorization agreement dated January 6, 2017.

Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement): 85% payable to the Fund, and 15% payable to State Street.

In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, an affiliated money market fund, for which SSGA FM serves as investment adviser. See Note 9 for additional information regarding securities lending.

Other Transactions with Affiliates

The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the year ended September 30, 2017, are disclosed in the Schedules of Investments.

Due to Custodian

In certain circumstances, the Funds may have cash overdrafts with the custodian. The Due to custodian amount, if any, reflects cash overdrawn with State Street as custodian who is an affiliate of the Funds. The SPDR S&P Emerging Asia Pacific ETF has a cash overdraft related to unsettled foreign currency transactions. The SPDR MSCI ACWI IMI ETF and SPDR MSCI Emerging Markets StrategicFactors ETF have cash overdrafts due to investment related expense payments. The SPDR MSCI World StrategicFactors ETF has a cash overdraft due to capital settlement activities.

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the period ended September 30, 2017, were as follows:

	Purchases	Sales
SPDR STOXX Europe 50 ETF	$17,165,176	$17,675,933
SPDR EURO STOXX Small Cap ETF	5,402,200	5,401,821
SPDR S&P Emerging Asia Pacific ETF	19,979,716	13,834,365
SPDR S&P China ETF	106,129,444	41,914,538
SPDR MSCI China A Shares IMI ETF	30,728	44,951
SPDR S&P Emerging Markets Dividend ETF	470,309,557	432,619,481
SPDR S&P International Small Cap ETF	247,981,041	236,850,945
SPDR S&P Global Infrastructure ETF	28,497,722	28,387,517
SPDR S&P Global Natural Resources ETF	240,148,503	234,584,248

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

	Purchases	Sales
SPDR MSCI ACWI IMI ETF	$2,679,988	$1,904,086
SPDR MSCI ACWI Low Carbon Target ETF	17,578,734	15,072,393
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	3,166,568	3,101,853
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	6,314,736	188,409
SPDR MSCI EAFE StrategicFactors ETF	9,610,357	10,087,214
SPDR MSCI Emerging Markets StrategicFactors ETF	62,546,188	27,583,601
SPDR MSCI World StrategicFactors ETF	2,786,506	2,694,414
SPDR MSCI Canada StrategicFactors ETF	5,032,790	5,034,710
SPDR MSCI Germany StrategicFactors ETF	2,198,834	2,305,323
SPDR MSCI Japan StrategicFactors ETF	3,073,005	3,118,120
SPDR MSCI United Kingdom StrategicFactors ETF	1,416,861	1,476,318
SPDR S&P Global Dividend ETF	60,295,409	60,202,640
SPDR S&P Emerging Markets Small Cap ETF	196,794,533	136,938,594

For the period ended September 30, 2017, the following Funds had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:

	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
SPDR STOXX Europe 50 ETF	$115,738,590	$17,806,053	$(2,103,617)
SPDR EURO STOXX Small Cap ETF	3,118,046	—	—
SPDR S&P Emerging Asia Pacific ETF	18,843,814	9,813,310	(861,380)
SPDR S&P China ETF	—	78,782,702	19,988,221
SPDR S&P Emerging Markets Dividend ETF	56,185,913	3,202,518	390,678
SPDR S&P International Small Cap ETF	92,082,891	15,768,388	3,574,895
SPDR S&P Global Infrastructure ETF	91,642,859	9,470,530	1,709,618
SPDR S&P Global Natural Resources ETF	381,677,113	35,570,585	7,242,368
SPDR MSCI ACWI IMI ETF	25,786,833	13,964,995	3,509,805
SPDR MSCI ACWI Low Carbon Target ETF	28,074,091	—	—
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	40,186,853	—	—
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	7,299,332	—	—
SPDR MSCI EAFE StrategicFactors ETF	163,803,824	—	—
SPDR MSCI Emerging Markets StrategicFactors ETF	40,632,302	693	31
SPDR MSCI World StrategicFactors ETF	19,158,560	7,114,743	1,499,518
SPDR MSCI Canada StrategicFactors ETF	16,317,176	—	—
SPDR MSCI Germany StrategicFactors ETF	11,901,808	7,261,834	(182,465)
SPDR MSCI Japan StrategicFactors ETF	6,892,818	6,864,881	967,099
SPDR MSCI United Kingdom StrategicFactors ETF	10,255,120	7,804,722	382,533
SPDR S&P Global Dividend ETF	57,364,408	6,255,386	903,821
SPDR S&P Emerging Markets Small Cap ETF	56,933,660	14,668,411	1,423,196

7.	Shareholder Transactions

Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes on Net Assets.

8.	Income Tax Information

The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed each Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, nontaxable dividend adjustments to income, in-kind transactions, foreign currencies, foreign capital gains taxes, REITs, expired capital loss carryforwards, distribution redesignations, passive foreign investment companies, return of capital, wash sale loss deferrals, partnership basis adjustments and futures contracts. In addition, certain Funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the year ended September 30, 2017, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR STOXX Europe 50 ETF	$7,278,371	$—	$—	$7,278,371
SPDR EURO STOXX Small Cap ETF	243,975	—	—	243,975
SPDR S&P Emerging Asia Pacific ETF	7,047,374	—	—	7,047,374
SPDR S&P China ETF	13,804,543	—	—	13,804,543
SPDR MSCI China A Shares IMI ETF	12,958	—	7,669	20,627
SPDR S&P Emerging Markets Dividend ETF	13,211,413	—	—	13,211,413
SPDR S&P International Small Cap ETF	23,340,656	3,655,182	—	26,995,838
SPDR S&P Global Infrastructure ETF	3,938,322	—	—	3,938,322
SPDR S&P Global Natural Resources ETF	21,131,997	—	—	21,131,997
SPDR MSCI ACWI IMI ETF	1,770,932	—	—	1,770,932
SPDR MSCI ACWI Low Carbon Target ETF	2,915,464	—	—	2,915,464
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	803,032	—	—	803,032
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	231,170	—	—	231,170
SPDR MSCI EAFE StrategicFactors ETF	2,367,462	—	—	2,367,462
SPDR MSCI Emerging Markets StrategicFactors ETF	2,754,029	—	—	2,754,029
SPDR MSCI World StrategicFactors ETF	400,647	—	—	400,647
SPDR MSCI Canada StrategicFactors ETF	529,524	—	—	529,524
SPDR MSCI Germany StrategicFactors ETF	389,383	—	—	389,383

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR MSCI Japan StrategicFactors ETF	$216,441	$—	$—	$216,441
SPDR MSCI United Kingdom StrategicFactors ETF	329,690	—	—	329,690
SPDR S&P Global Dividend ETF	4,751,992	—	—	4,751,992
SPDR S&P Emerging Markets Small Cap ETF	8,720,849	—	—	8,720,849

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR STOXX Europe 50 ETF	$7,235,067	$—	$—	$7,235,067
SPDR EURO STOXX Small Cap ETF	524,645	—	—	524,645
SPDR S&P Emerging Asia Pacific ETF	15,794,101	—	—	15,794,101
SPDR S&P China ETF	22,176,022	—	—	22,176,022
SPDR MSCI China A Shares IMI ETF	28,775	—	2,643	31,418
SPDR S&P Emerging Markets Dividend ETF	13,540,223	—	—	13,540,223
SPDR S&P International Small Cap ETF	17,762,030	183,902	—	17,945,932
SPDR S&P Global Infrastructure ETF	2,376,551	—	—	2,376,551
SPDR S&P Global Natural Resources ETF	17,723,932	—	—	17,723,932
SPDR MSCI ACWI IMI ETF	914,554	—	—	914,554
SPDR MSCI ACWI Low Carbon Target ETF	2,131,916	7,758	—	2,139,674
SPDR MSCI EAFE StrategicFactors ETF	150,949	—	—	150,949
SPDR MSCI Emerging Markets StrategicFactors ETF	1,961,532	—	—	1,961,532
SPDR MSCI World StrategicFactors ETF	197,356	9,579	—	206,935
SPDR MSCI Canada StrategicFactors ETF	294,086	—	—	294,086
SPDR MSCI Germany StrategicFactors ETF	263,141	—	—	263,141
SPDR MSCI Japan StrategicFactors ETF	191,965	1,592	—	193,557
SPDR MSCI United Kingdom StrategicFactors ETF	96,601	—	—	96,601
SPDR S&P Global Dividend ETF	3,129,411	380,129	—	3,509,540
SPDR S&P Emerging Markets Small Cap ETF	8,865,797	—	—	8,865,797

At September 30, 2017 the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total
SPDR STOXX Europe 50 ETF	$—	$(42,202,958)	$—	$1,599,105	$(40,603,853)
SPDR EURO STOXX Small Cap ETF	63,478	(2,441,164)	—	2,846,899	469,213
SPDR S&P Emerging Asia Pacific ETF	6,080,033	(62,678,430)	—	64,272,567	7,674,170
SPDR S&P China ETF	17,189,363	(133,072,924)	—	176,558,614	60,675,053
SPDR MSCI China A Shares IMI ETF	—	(60,600)	—	(78,006)	(138,606)
SPDR S&P Emerging Markets Dividend ETF	1,515,410	(236,859,694)	—	3,119,892	(232,224,392)
SPDR S&P International Small Cap ETF	34,892,780	—	7,749,490	(8,788,791)	33,853,479
SPDR S&P Global Infrastructure ETF	1,548,726	(23,467,657)	—	12,465,222	(9,453,709)
SPDR S&P Global Natural Resources ETF	11,067,062	(182,862,806)	—	87,652,111	(84,143,633)
SPDR MSCI ACWI IMI ETF	1,057,718	—	—	9,049,756	10,107,474
SPDR MSCI ACWI Low Carbon Target ETF	744,293	(854,267)	—	21,041,510	20,931,536

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	$346,784	$—	$—	$5,201,393	$5,548,177
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	99,604	—	—	1,549,705	1,649,309
SPDR MSCI EAFE StrategicFactors ETF	1,303,780	(223,804)	—	19,326,784	20,406,760
SPDR MSCI Emerging Markets StrategicFactors ETF	2,663,726	(6,334,490)	—	25,671,939	22,001,175
SPDR MSCI World StrategicFactors ETF	280,594	—	—	1,795,257	2,075,851
SPDR MSCI Canada StrategicFactors ETF	174,969	(445,754)	—	5,486,965	5,216,180
SPDR MSCI Germany StrategicFactors ETF	—	(946,348)	—	1,702,516	756,168
SPDR MSCI Japan StrategicFactors ETF	122,557	(252,277)	—	983,419	853,699
SPDR MSCI United Kingdom StrategicFactors ETF	—	(386,422)	—	(117,611)	(504,033)
SPDR S&P Global Dividend ETF	763,109	(5,144,070)	—	7,971,403	3,590,442
SPDR S&P Emerging Markets Small Cap ETF	10,065,058	(59,164,915)	—	(55,340,006)	(104,439,863)

As of September 30, 2017, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Expiring 2018	Expiring 2019	Expiring 2020	Non-Expiring Short Term*	Non-Expiring Long Term*
SPDR STOXX Europe 50 ETF	$6,195,941	$2,032,222	$—	$2,863,060	$31,111,735
SPDR EURO STOXX Small Cap ETF	—	—	—	2,296,632	144,532
SPDR S&P Emerging Asia Pacific ETF	—	—	—	16,428,688	46,249,742
SPDR S&P China ETF	3,455,043	20,718,358	—	15,887,574	93,011,949
SPDR MSCI China A Shares IMI ETF	—	—	—	35,994	24,606
SPDR S&P Emerging Markets Dividend ETF	—	362,314	—	92,363,612	144,133,768
SPDR S&P Global Infrastructure ETF	3,044,553	1,744,492	—	559,837	18,118,775
SPDR S&P Global Natural Resources ETF	—	—	—	17,879,682	164,983,124
SPDR MSCI ACWI Low Carbon Target ETF	—	—	—	67,604	786,663
SPDR MSCI EAFE StrategicFactors ETF	—	—	—	—	223,804
SPDR MSCI Emerging Markets StrategicFactors ETF	—	—	—	2,801,433	3,533,057
SPDR MSCI Canada StrategicFactors ETF	—	—	—	—	445,754
SPDR MSCI Germany StrategicFactors ETF	—	—	—	329,599	616,749
SPDR MSCI Japan StrategicFactors ETF	—	—	—	14,006	238,271
SPDR MSCI United Kingdom StrategicFactors ETF	—	—	—	89,617	296,805
SPDR S&P Global Dividend ETF	—	—	—	2,672,502	2,471,567
SPDR S&P Emerging Markets Small Cap ETF	—	—	—	—	59,164,915

*	Must be utilized prior to losses subject to expiration.

As of September 30, 2017, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR STOXX Europe 50 ETF	$315,398,531	$18,070,262	$16,487,719	$1,582,543
SPDR EURO STOXX Small Cap ETF	15,913,304	3,055,939	210,272	2,845,667

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR S&P Emerging Asia Pacific ETF	$353,859,698	$113,446,517	$49,025,673	$64,420,844
SPDR S&P China ETF	870,842,661	304,437,519	127,878,758	176,558,761
SPDR MSCI China A Shares IMI ETF	2,426,354	311,717	389,805	(78,088)
SPDR S&P Emerging Markets Dividend ETF	435,017,911	19,636,666	16,500,485	3,136,181
SPDR S&P International Small Cap ETF	957,880,596	107,353,320	116,138,245	(8,784,925)
SPDR S&P Global Infrastructure ETF	175,812,223	16,152,541	3,687,341	12,465,200
SPDR S&P Global Natural Resources ETF	1,160,097,197	117,957,309	30,272,674	87,684,635
SPDR MSCI ACWI IMI ETF	82,049,260	13,307,768	4,257,852	9,049,916
SPDR MSCI ACWI Low Carbon Target ETF	125,044,319	25,555,371	4,503,068	21,052,303
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	40,826,212	5,743,638	543,252	5,200,386
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	14,518,704	1,870,924	302,227	1,568,697
SPDR MSCI EAFE StrategicFactors ETF	172,722,678	21,215,834	1,892,098	19,323,736
SPDR MSCI Emerging Markets StrategicFactors ETF	190,670,101	32,289,028	6,534,858	25,754,170
SPDR MSCI World StrategicFactors ETF	24,177,766	2,356,389	561,397	1,794,992
SPDR MSCI Canada StrategicFactors ETF	33,103,840	5,639,492	150,992	5,488,500
SPDR MSCI Germany StrategicFactors ETF	17,129,795	1,860,387	163,165	1,697,222
SPDR MSCI Japan StrategicFactors ETF	13,766,158	1,347,031	362,898	984,133
SPDR MSCI United Kingdom StrategicFactors ETF	5,371,558	206,449	324,752	(118,303)
SPDR S&P Global Dividend ETF	162,920,214	12,807,816	4,834,511	7,973,305
SPDR S&P Emerging Markets Small Cap ETF	550,215,767	51,926,355	107,262,478	(55,336,123)

9.	Securities Lending

Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.

The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.

The market value of securities on loan as of September 30, 2017, and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of September 30, 2017:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non Cash Collateral Received*	Total Collateral Received
SPDR STOXX Europe 50 ETF	$117,619	$128,419	$—	$128,419
SPDR S&P Emerging Asia Pacific ETF	33,085,946	5,790,699	28,553,180	34,343,879
SPDR S&P China ETF	151,808,995	22,187,451	136,228,983	158,416,434
SPDR S&P Emerging Markets Dividend ETF	18,415,395	16,561,043	2,840,864	19,401,907
SPDR S&P International Small Cap ETF	86,596,964	66,029,680	26,215,656	92,245,336
SPDR S&P Global Infrastructure ETF	7,260,488	7,104,926	547,744	7,652,670
SPDR S&P Global Natural Resources ETF	49,252,396	27,454,617	23,664,351	51,118,968
SPDR MSCI ACWI IMI ETF	2,793,842	985,141	1,928,617	2,913,758
SPDR MSCI ACWI Low Carbon Target ETF	3,436,459	378,038	3,161,479	3,539,517
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	681,466	242,956	477,692	720,648
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	790,521	172,291	633,240	805,531
SPDR MSCI EAFE StrategicFactors ETF	789,798	666,545	175,738	842,283
SPDR MSCI Emerging Markets StrategicFactors ETF	5,775,083	3,055,835	2,873,167	5,929,002
SPDR MSCI World StrategicFactors ETF	281,413	24,983	264,529	289,512
SPDR S&P Global Dividend ETF	21,720,651	5,848,371	16,898,895	22,747,266
SPDR S&P Emerging Markets Small Cap ETF	29,961,488	16,261,252	16,667,287	32,928,539

*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of September 30, 2017:

		Remaining Contractual Maturity of the Agreements As of September 30, 2017
Fund	Securities Lending Transactions	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions
SPDR STOXX Europe 50 ETF	Common Stocks	$128,419	$—	$—	$—	$128,419	$128,419
SPDR S&P Emerging Asia Pacific ETF	Common Stocks	5,790,699	—	—	—	5,790,699	5,790,699
SPDR S&P China ETF	Common Stocks	22,187,451	—	—	—	22,187,451	22,187,451
SPDR S&P Emerging Markets Dividend ETF	Common Stocks	16,561,043	—	—	—	16,561,043	16,561,043
SPDR S&P International Small Cap ETF	Common Stocks	66,029,023	—	—	—	66,029,023	66,029,023
	Warrants	657	—	—	—	657	657

	Total	$66,029,680	$—	$—	$—	$66,029,680	$66,029,680

SPDR S&P Global Infrastructure ETF	Common Stocks	7,104,926	—	—	—	7,104,926	7,104,926
SPDR S&P Global Natural Resources ETF	Common Stocks	27,454,617	—	—	—	27,454,617	27,454,617
SPDR MSCI ACWI IMI ETF	Common Stocks	985,141	—	—	—	985,141	985,141
SPDR MSCI ACWI Low Carbon Target ETF	Common Stocks	378,038	—	—	—	378,038	378,038
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	Common Stocks	242,956	—	—	—	242,956	242,956
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	Common Stocks	172,291	—	—	—	172,291	172,291

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

		Remaining Contractual Maturity of the Agreements As of September 30, 2017
Fund	Securities Lending Transactions	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions
SPDR MSCI EAFE StrategicFactors ETF	Common Stocks	$666,545	$—	$—	$—	$666,545	$666,545
SPDR MSCI Emerging Markets StrategicFactors ETF	Common Stocks	3,055,835	—	—	—	3,055,835	3,055,835
SPDR MSCI World StrategicFactors ETF	Common Stocks	24,983	—	—	—	24,983	24,983
SPDR Global Dividend ETF	Common Stocks	5,848,371	—	—	—	5,848,371	5,848,371
SPDR S&P Emerging Markets Small Cap ETF	Common Stocks	16,261,252	—	—	—	16,261,252	16,261,252

10.	Line of Credit

Certain Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2017 unless extended or renewed. Prior to October 13, 2016, the Participants could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements.

The following funds participate in the credit facility:

SPDR S&P Emerging Asia Pacific ETF

SPDR S&P China ETF

SPDR MSCI China A Shares IMI ETF

SPDR S&P Emerging Markets Dividend ETF

SPDR S&P International Small Cap ETF

SPDR S&P Global Infrastructure ETF

SPDR S&P Global Natural Resources ETF

SPDR MSCI ACWI IMI ETF

SPDR MSCI ACWI Low Carbon Target ETF

SPDR MSCI EAFE Fossil Fuel Free ETF

SPDR MSCI Emerging Markets Fossil Fuel Free ETF

SPDR MSCI Emerging Markets StrategicFactors ETF

SPDR S&P Global Dividend ETF

SPDR S&P Emerging Markets Small Cap ETF

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses paid by the Adviser. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. Prior to October 13, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

Effective October 12, 2017, the Agreement was renewed and as a result, the Funds and other affiliated Funds participate in a $500 million revolving credit facility.

The Funds had no outstanding loans during the period ended September 30, 2017.

11.	Risks

Concentration Risk

As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if the Funds were more broadly diversified.

Foreign and Emerging Markets Risk

Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Funds invest. Foreign markets may be less liquid than investments in the U.S. and may be

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

subject to the risks of currency fluctuations. To the extent that a Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

12.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

SPDR INDEX SHARES FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of

the SPDR Index Shares Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the twenty two funds, listed in Note 1, (each a “Fund”) as of September 30, 2017, the results of each of their operations for the periods then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2017

SPDR INDEX SHARES FUNDS

OTHER INFORMATION

September 30, 2017 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2017 to September 30, 2017.

The table below illustrates your Fund’s cost in two ways:

Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
SPDR STOXX Europe 50 ETF	0.29%	$1,126.60	$1.55	$1,023.60	$1.47
SPDR EURO STOXX Small Cap ETF	0.45	1,222.40	2.51	1,022.80	2.28
SPDR S&P Emerging Asia Pacific ETF	0.49	1,151.90	2.64	1,022.60	2.48
SPDR S&P China ETF	0.59	1,247.10	3.32	1,022.10	2.99
SPDR MSCI China A Shares IMI ETF	0.65	1,101.20	3.42	1,021.80	3.29
SPDR S&P Emerging Markets Dividend ETF	0.49	1,064.70	2.54	1,022.60	2.48
SPDR S&P International Small Cap ETF	0.40	1,110.80	2.12	1,023.10	2.03
SPDR S&P Global Infrastructure ETF	0.40	1,088.50	2.09	1,023.10	2.03
SPDR S&P Global Natural Resources ETF	0.41	1,095.80	2.15	1,023.00	2.08
SPDR MSCI ACWI IMI ETF	0.25	1,097.50	1.31	1,023.80	1.27
SPDR MSCI ACWI Low Carbon Target ETF	0.20	1,092.00	1.05	1,024.10	1.01
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	0.19	1,113.40	1.01	1,024.10	0.96
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	0.30	1,150.00	1.62	1,023.60	1.52
SPDR MSCI EAFE StrategicFactors ETF	0.30	1,111.70	1.59	1,023.60	1.52
SPDR MSCI Emerging Markets StrategicFactors ETF	0.30	1,104.50	1.58	1,023.60	1.52

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
SPDR MSCI World StrategicFactors ETF	0.30%	$1,080.10	$1.56	$1,023.60	$1.52
SPDR MSCI Canada StrategicFactors ETF	0.30	1,100.10	1.58	1,023.60	1.52
SPDR MSCI Germany StrategicFactors ETF	0.30	1,144.10	1.61	1,023.60	1.52
SPDR MSCI Japan StrategicFactors ETF	0.30	1,092.40	1.57	1,023.60	1.52
SPDR MSCI United Kingdom StrategicFactors ETF	0.30	1,107.80	1.59	1,023.60	1.52
SPDR S&P Global Dividend ETF	0.40	1,073.40	2.08	1,023.10	2.03
SPDR S&P Emerging Markets Small Cap ETF	0.65	1,091.90	3.41	1,021.80	3.29

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 183, then divided by 365.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2017.

Dividends Received Deduction

Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2017 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Qualified Interest Income

Each fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.

Long term capital gains dividends were paid from the following Funds during the year ended September 30, 2017:

Amount
SPDR S&P International Small Cap ETF	$4,180,963
SPDR MSCI ACWI IMI ETF	22,728
SPDR MSCI World StrategicFactors ETF	18,850

Foreign Tax Credit

The Trust has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by a Fund to its shareholders. For the year ended September 30, 2017, the total amount of foreign taxes that will be passed through are:

Amount
SPDR STOXX Europe 50 ETF	$499,242
SPDR EURO STOXX Small Cap ETF	46,945

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Amount
SPDR S&P Emerging Asia Pacific ETF	$1,101,815
SPDR S&P China ETF	1,548,749
SPDR MSCI China A Shares IMI ETF	3,246
SPDR S&P Emerging Markets Dividend ETF	1,816,423
SPDR S&P International Small Cap ETF	1,366,695
SPDR S&P Global Infrastructure ETF	191,583
SPDR S&P Global Natural Resources ETF	1,272,746
SPDR MSCI ACWI IMI ETF	91,862
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	93,256
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	37,041
SPDR MSCI EAFE StrategicFactors ETF	295,554
SPDR MSCI Emerging Markets StrategicFactors ETF	611,189
SPDR MSCI Canada StrategicFactors ETF	121,536
SPDR MSCI Germany StrategicFactors ETF	38,964
SPDR MSCI Japan StrategicFactors ETF	35,125
SPDR MSCI United Kingdom StrategicFactors ETF	212
SPDR S&P Global Dividend ETF	260,179
SPDR S&P Emerging Markets Small Cap ETF	1,924,919

The amount of foreign source income earned on the following Funds during the year ended September 30, 2017 were as follows:

Amount
SPDR STOXX Europe 50 ETF	$8,708,219
SPDR EURO STOXX Small Cap ETF	345,271
SPDR S&P Emerging Asia Pacific ETF	9,324,013
SPDR S&P China ETF	21,569,031
SPDR MSCI China A Shares IMI ETF	31,621
SPDR S&P Emerging Markets Dividend ETF	18,177,254
SPDR S&P International Small Cap ETF	18,319,773
SPDR S&P Global Infrastructure ETF	3,573,501
SPDR S&P Global Natural Resources ETF	24,718,947
SPDR MSCI ACWI IMI ETF	1,307,795
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	1,056,937
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	274,824
SPDR MSCI EAFE StrategicFactors ETF	4,145,507
SPDR MSCI Emerging Markets StrategicFactors ETF	5,119,221
SPDR MSCI Canada StrategicFactors ETF	810,513
SPDR MSCI Germany StrategicFactors ETF	357,646
SPDR MSCI Japan StrategicFactors ETF	306,442
SPDR MSCI United Kingdom StrategicFactors ETF	255,874
SPDR S&P Global Dividend ETF	4,588,788
SPDR S&P Emerging Markets Small Cap ETF	12,551,367

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the SEC, at www.sec.gov.

Information regarding how the investment adviser voted for the most recent period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Funds’ website at www.spdrs.com.

Approval of Advisory Agreement

At an in-person meeting held prior to September 30, 2017, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the operational series of the Trust (collectively, the “Current ETFs”) and to continue the Agreement with respect to the previously approved non-operational series of the Trust (together with the Current ETFs, the “SPDR ETFs”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately with their independent legal counsel to consider the Agreement.

In evaluating the Agreement, the Board drew on materials provided to them by SSGA FM, the Trust’s investment adviser and administrator, and other materials provided by State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”). In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the SPDR ETFs under the Agreement, (ii) investment performance of the Current ETFs, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the SPDR ETFs grow.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of each of the SPDR ETFs in accordance with each SPDR ETF’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the SPDR ETFs as exchange-traded funds and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the SPDR ETFs. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each SPDR ETF’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for indexed products generally and exchange-traded funds in particular. The Board specifically considered the Adviser’s experience in managing equity exchange-traded funds with index-based investment objectives and in overseeing third-party sub-advisers, as applicable.

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Investment Performance

The Board then reviewed the Current ETFs’ performance, noting that the distinctive indexed investment objective of each of the Current ETFs made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively-managed funds. Instead, the Board focused on the extent to which each Current ETF achieved its objective as a passively-managed index fund. The Board reviewed information regarding the Current ETFs’ index tracking, noting that each Current ETF satisfactorily tracked its benchmark index.

Profits Realized by the Adviser

The Board considered the profitability of the advisory arrangement with the Current ETFs to the Adviser, including data on the Current ETFs’ historical profitability to the Adviser. The Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations and determined that these methodologies were reasonable.

Fees Charged to Comparable Funds

The Board evaluated each SPDR ETF’s unitary fee through review of comparative information with respect to fees paid by similar funds — i.e., exchange-traded funds tracking similar equity indexes. The Board reviewed the universe of similar exchange-traded funds for each SPDR ETF based upon data independently obtained from Broadridge Financial Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds. In doing so, the Board used a fund by fund analysis of the data.

Other Benefits

The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.

Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies that may result as each SPDR ETF’s assets grow in size. The Board noted that the Agreement did not provide for breakpoints in each SPDR ETF’s advisory fee rates as assets of a SPDR ETF increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the SPDR ETFs by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the SPDR ETFs from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the SPDR ETFs grow in size and assess whether fee breakpoints may be warranted.

Conclusion

The Board, including the Independent Trustees voting separately, approved the Agreement for each SPDR ETF after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the Agreement were as follows: (a) the nature and extent of the services provided by the Adviser with respect to the SPDR ETFs were appropriate; (b) the performance and, more importantly, the index tracking, of each Current ETF had been satisfactory; (c) the Adviser’s unitary fee for each SPDR ETF, considered in relation to services provided and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trust’s relationships with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) fees paid to the Adviser adequately shared the economies of scale with respect to the Current ETFs by way of the relatively low fee structure of the Trust.

Approval of State Street Global Advisors Asia Limited Sub-Advisory Agreement

At an in-person meeting held prior to September 30, 2017, the Board also evaluated a proposal to continue the Sub-Advisory Agreement (the “SSGA Asia Limited Sub-Advisory Agreement”) between the Adviser and State Street Global Advisors Asia Limited (“SSGA Asia Limited”), an affiliate of the Adviser, with respect to the SPDR MSCI

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

China A Shares IMI ETF (the “Fund”), which is sub-advised by SSGA Asia Limited. The Independent Trustees also met separately with their independent legal counsel to consider the SSGA Asia Limited Sub-Advisory Agreement.

In evaluating the SSGA Asia Limited Sub-Advisory Agreement, the Board drew on materials provided to them by SSGA Asia Limited and the Adviser. In deciding whether to approve the SSGA Asia Limited Sub-Advisory Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by SSGA Asia Limited with respect to the Fund under the SSGA Asia Limited Sub-Advisory Agreement and (ii) investment performance of the Fund. The Board was informed of the portion of the current advisory fee that the Adviser would pay to SSGA Asia Limited under the SSGA Asia Limited Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the Fund.

The Board considered the background and experience of SSGA Asia Limited’s senior management and, in particular, SSGA Asia Limited’s experience in investing in Asian equity securities. The Board reviewed the Fund’s performance, noting that the Fund tracked its benchmark index. The Board also considered the unitary fee paid to the Adviser by the Fund and SSGA Asia Limited’s fees paid by the Adviser. The Board also considered whether SSGA Asia Limited benefited in other ways from its relationship with the Trust.

The Board, including the Independent Trustees voting separately, approved the SSGA Asia Limited Sub-Advisory Agreement for the Fund after weighing the foregoing factors as well as the relevant factors discussed in relation to the Agreement between the Trust and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the SSGA Asia Limited Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by SSGA Asia Limited with respect to the Fund were appropriate; (b) the performance and, more importantly, the index tracking, of the Fund had been satisfactory; (c) SSGA Asia Limited’s fees for the Fund and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to SSGA Asia Limited were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to SSGA Asia Limited adequately shared the economies of scale with the Fund by way of the relatively low fee structure of the Trust.

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
FRANK NESVET c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Retired.	148	None.
DAVID M. KELLY c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee	Term: Unlimited Served: since September 2000	Retired.	148	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired).
BONNY EUGENIA BOATMAN c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired.	148	None.
DWIGHT D. CHURCHILL c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	148	Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	148	The Motley Fool Funds Trust (Trustee).

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Executive Vice President, State Street Global Advisors (2006-present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017-present); Director, State Street Global Markets, LLC (2013-April 2017); President, SSGA Funds Management, Inc. (2005-2012); Principal, State Street Global Advisors (2000-2005).	234	SSGA SPDR ETFs Europe I plc (Director) (November 2016-present); SSGA SPDR ETFs Europe II plc (Director) (November 2016-present).

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017-present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present); Director, Credit Suisse (April 2008-July 2015).

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012; Term: Unlimited Served: Since April 2015	Chief Operating Officer, SSGA Funds Management, Inc. (2005-Present)*; Managing Director, State Street Global Advisors (2005-present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Managing Director, State Street Global Advisors (2005-present).*
JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).
JESSE D. HALLEE State Street Bank and Trust Company One Hundred Summer Street, SUM0703 Boston, MA 02111 1976	Secretary	Term: Unlimited Served: since August 2017	Vice President and Managing Counsel, State Street Bank and Trust Company (2013-present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007-2013).**
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016-present); Senior Vice President, John Hancock Investments (September 2007-May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: since August 2017	Vice President at State Street Global Advisors (July 2016-present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011-July 2016).
SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present); Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003-July 2012).

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*
DANIEL G. PLOURDE SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1980	Assistant Treasurer	Term: Unlimited Served: since May 2017	Assistant Vice President, SSGA Funds Management, Inc. (May 2015-present); Officer, State Street Bank and Trust Company (March 2009-May 2015).
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013-present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Statement of Additional Information (SAI) includes additional information about Funds’ directors and is available, without charge, upon request and by calling 1-866-787-2257.

SPDR® Index Shares Funds

SPDR Index Shares Funds

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Investment Manager and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Distributor

State Street Global Advisors Funds Distributors, LLC

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

101 Seaport Boulevard

Suite 500

Boston, MA 02210

Fund Shares are distributed by State Street Global Advisors Funds Distributors, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Advisors Funds Distributors, LLC; member FINRA, SIPC.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

SPDR® Index Shares Funds

For more complete information, please call 866.787.2257 or

visit spdrs.com today.

ssga.com   |   spdrs.com

The Funds are not sponsored, endorsed, sold, or promoted by Stoxx, S&P Dow Jones Indices LLC, MSCI Inc., and Russell Investment Group. Neither do these companies make any representation regarding the advisability of investing in the Funds. The Funds are distributed by State Street Global Advisors Funds Distributors, LLC, an indirect wholly-owned subsidiary of State Street Corporation. State Street Global Advisors Funds Distributors, LLC is a member of FINRA, SIPC. References to State Street may include State Street Corporation and its affiliates. Shares of the Funds are not insured by the FDIC or by another governmental agency; they are not obligations of the FDIC nor are they deposits or obligations of or guaranteed by State Street Bank and Trust Company. Fund shares are subject to investment risks, including possible loss of the principal invested. The Funds pay State Street for its services as investment advisor, custodian, sub-administrator, securities lending agent, transfer agent and shareholder servicing agent.

Standard & Poor’s®, S&P® and SPDR® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.

Distributor: State Street Global Advisors Funds Distributors, LLC, member FINRA, SIPC, an indirect wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs.

Before investing, consider the funds’ investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 1-866-787-2257 or visit www.spdrs.com. Read it carefully.

Not FDIC Insured • No Bank Guarantee • May Lose Value

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

State Street Global Advisors	© 2017 State Street Corporation. All Rights Reserved. 0515 Exp. Date: 11/30/2018 SPDRIDEXAR IBG-25720

Annual Report

September 30, 2017

SPDR® Index Shares Funds

SPDR EURO STOXX 50 ETF

SPDR MSCI ACWI ex-US ETF

SPDR S&P International Dividend ETF

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

NOTES TO PERFORMANCE SUMMARY (UNAUDITED)

The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

The EURO STOXX 50 Index is designed to represent the performance of some of the largest companies across components of the 19 EURO STOXX Supersector Indexes. The EURO STOXX Supersector Indexes are subsets of the EURO STOXX Index. The EURO STOXX Index is a broad yet liquid subset of the STOXX Europe 600 Index. The Index captures approximately 60% of the free-float market capitalization of the EURO STOXX Total Market Index, which in turn covers approximately 95% of the free float market capitalization of the represented countries.

The MSCI ACWI ex-USA Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States.

The S&P International Dividend Opportunities® Index is designed to measure the performance of the 100 highest dividend-yielding common stocks and ADRs listed in primary exchanges of countries included in the S&P/Citigroup Broad Market Index.

1

SPDR EURO STOXX 50 ETF

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

(UNAUDITED)

The SPDR EURO STOXX 50 ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the EURO STOXX 50® Index. The Fund’s benchmark is the EURO STOXX 50® Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 29.30%, and the Index was 29.21%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, cash drag and tax withholdings contributed to the difference between the Fund’s performance and that of the Index.

While Brexit created some uncertainty in the first half of 2016, the rollout of additional monetary policies by major central banks globally provided the much needed fodder to create an aggressive rally and end 2016 on an optimistic note. In the first half of 2017, U.S. stockholders who were invested in European equities benefitted from a better than 8% gain of the Euro against the U.S. dollar. In addition to an improving economic backdrop, European shares benefitted from an easing of political uncertainty with the defeat of populist candidates in the Netherlands in February and in presidential polls in France that spanned April and May. Positive returns continued to be realized for the Fund from strong economic and earnings growth in the Eurozone in the second half of 2017. As Eurozone industrial production trended higher, the Fund witnessed another double-digit positive performance in the third quarter of 2017.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Banco Santander S.A., Allianz SE, and BNP Paribas SA Class A. The top negative contributors to the Fund’s performance were Unibail-Rodamco SE, Royal Ahold Delhaize N.V., and Anheuser-Busch InBev SA/NV.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

2

SPDR EURO STOXX 50 ETF

PERFORMANCE SUMMARY (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Euro Stoxx 50 Index	Net Asset Value	Market Value	Euro Stoxx 50 Index
ONE YEAR	29.30%	28.98%	29.21%	29.30%	28.98%	29.21%
FIVE YEARS	56.13%	55.70%	54.18%	9.32%	9.26%	9.05%
TEN YEARS	–3.85%	–4.01%	–6.96%	–0.39%	–0.41%	–0.72%

Comparison of Change in Value of a $10,000 Investment

(Based on Net Asset Value)

Line graph is based on cumulative total return.

The total expense ratio for SPDR EURO STOXX 50 ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.29%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Notes to Performance Summary” on page 1 for more information.

3

SPDR EURO STOXX 50 ETF

PORTFOLIOS STATISTICS (UNAUDITED)

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
TOTAL SA	4.6%
Siemens AG	4.1
Sanofi	3.9
Bayer AG	3.9
Banco Santander SA	3.9
SAP SE	3.8
Allianz SE	3.5
BASF SE	3.4
Unilever NV	3.2
BNP Paribas SA	3.2
TOTAL	37.5%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Financials	22.9%
Industrials	13.5
Consumer Discretionary	11.3
Health Care	11.2
Consumer Staples	10.5
Information Technology	7.3
Materials	6.3
Energy	6.1
Utilities	5.0
Telecommunication Services	4.9
Real Estate	0.8
Short-Term Investments	0.1
Other Assets	0.1
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

4

SPDR MSCI ACWI EX-US ETF

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

(UNAUDITED)

The SPDR MSCI ACWI ex-US ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon broad based world (ex-US) equity markets. The Fund’s benchmark is the MSCI All Country World Index ex USA Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 19.24%, and the Index was 19.61%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, cash drag, lending, compounding and slight variations between the Fund’s holdings and the Index constituents contributed to the difference between the Fund’s performance and that of the Index.

The Fund would start the Reporting Period with lackluster performance as one of the most identifiable causes for the angst across asset classes was a sharp rise in global sovereign bond yields coincident with a paring back of expectations for future global central bank policy support. The MSCI ACWI ex-US index would not look back after it saw a positive turn in performance starting in December 2016 and would go on to post double digit gains for the Reporting Period. The first quarter of 2017 witnessed an optimistic tone in all regional indices globally, largely on the back of growth expectations. In addition to an improving economic backdrop, European shares in the Fund benefitted from an easing of political uncertainty with the defeat of populist candidates in the Netherlands in February and in presidential polls in France that spanned April and May. The third quarter of 2017 also saw a positive performance for the Fund as markets continued to rally on back of strong retail sales and improved macroeconomic and manufacturing data

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Samsung Electronics Co., Ltd., Tencent Holdings Ltd., and Alibaba Group Holding Ltd. Sponsored ADR. The top negative contributors to the Fund’s performance were Astellas Pharma Inc., Anheuser-Busch InBev SA/NV, and Teva Pharmaceutical Industries Limited.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

5

SPDR MSCI ACWI EX-US ETF

PERFORMANCE SUMMARY (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI ACWI Ex USA Index	Net Asset Value	Market Value	MSCI ACWI Ex USA Index
ONE YEAR	19.24%	19.32%	19.61%	19.24%	19.32%	19.61%
FIVE YEARS	41.35%	42.73%	40.08%	7.17%	7.37%	6.97%
TEN YEARS	16.51%	16.73%	13.51%	1.54%	1.56%	1.28%

Comparison of Change in Value of a $10,000 Investment

(Based on Net Asset Value)

Line graph is based on cumulative total return.

The total expense ratio for SPDR MSCI ACWI Ex-US ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.34% (0.30% after fee waiver). SSGA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.30% until January 31, 2018.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Notes to Performance Summary” on page 1 for more information.

6

SPDR MSCI ACWI EX-US ETF

PORTFOLIO STATISTICS (UNAUDITED)

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Nestle SA	1.3%
Tencent Holdings, Ltd.	1.2
Samsung Electronics Co., Ltd. GDR	1.1
Novartis AG	1.0
HSBC Holdings PLC	1.0
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	0.9
Roche Holding AG	0.9
Alibaba Group Holding, Ltd. ADR	0.9
Toyota Motor Corp.	0.8
Royal Dutch Shell PLC	0.7
TOTAL	9.8%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Financials	23.0%
Industrials	12.8
Consumer Discretionary	11.0
Information Technology	10.6
Consumer Staples	9.5
Health Care	8.1
Materials	7.5
Energy	6.4
Telecommunication Services	4.6
Utilities	3.1
Real Estate	2.7
Short-Term Investments	1.5
Liabilities in Excess of Other Assets	(0.8)
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

7

SPDR S&P INTERNATIONAL DIVIDEND ETF

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

(UNAUDITED)

The SPDR S&P International Dividend ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks exchange listed common stocks of companies domiciled in countries outside the United States that offer high dividend yields. The Fund’s benchmark is the S&P International Dividend Opportunities® Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 15.84%, and the Index was 16.95%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, income from securities lending, cash drag, transaction costs, compounding differences resulting from performance volatility, and slight variations between the Fund’s holdings and the Index constituents contributed to the difference between the Fund’s performance and that of the Index.

Over the last twelve months, the performance of the S&P International Dividend ETF was lower than the MSCI EAFE index, its broad-based market cap counterpart. Despite negative returns for the MSCI EAFE index in the fourth quarter of 2016, the Fund finished in positive territory in this first quarter of the Reporting Period. This performance came on the heels of the U.S. election when markets saw a rise in growth assets. During the first quarter of 2017, the Fund experienced the strongest quarterly performance and returned roughly 6.1%. The strong advance for equities occurred despite a faster than anticipated first 2017 hike by the Federal Reserve in March that might otherwise have dragged down performance, suggesting that a sustainable global growth narrative was more compelling. The early week of the second quarter of 2017 saw earnings advanced for many developed market companies. The improving earnings trend provided fuel for gains across the major regional market indices in the first half of 2017. This continued into the third quarter of 2017, where we saw the S&P International Dividend ETF return 4.2% for the quarter.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were STMicroelectronics NV, Rio Tinto plc and Phison Electronics Corp. The top negative contributors to the Fund’s performance were Telstra Corporation Limited, Electricite de France SA, and Crescent Point Energy Corp.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

8

SPDR S&P INTERNATIONAL DIVIDEND ETF

PERFORMANCE SUMMARY (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P International Dividend Opportunities Index	Net Asset Value	Market Value	S&P International Dividend Opportunities Index
ONE YEAR	15.84%	15.66%	16.95%	15.84%	15.66%	16.95%
FIVE YEARS	16.24%	16.84%	19.65%	3.06%	3.16%	3.65%
SINCE INCEPTION(1)	–0.80%	–0.42%	0.10%	–0.08%	–0.04%	0.01%

(1)	For the period February 12, 2008 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/12/08, 2/13/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment

(Based on Net Asset Value)

Line graph is based on cumulative total return.

The total expense ratio for SPDR S&P International Dividend ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.45%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Notes to Performance Summary” on page 1 for more information.

9

SPDR S&P INTERNATIONAL DIVIDEND ETF

PORTFOLIO STATISTICS (UNAUDITED)

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
EDP - Energias de Portugal SA	2.4%
Gazprom PJSC ADR	2.3
SSE PLC	2.1
Westpac Banking Corp.	2.0
Enagas SA	1.9
Swiss Re AG	1.8
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1.7
Swisscom AG	1.7
Power Corp. of Canada	1.7
BCE, Inc.	1.6
TOTAL	19.2%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Financials	23.0%
Utilities	19.9
Real Estate	13.9
Industrials	13.5
Telecommunication Services	8.6
Consumer Staples	7.7
Consumer Discretionary	5.7
Energy	4.2
Health Care	1.7
Materials	0.8
Information Technology	0.5
Short-Term Investments	0.1
Other Assets	0.4
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

10

SPDR EURO STOXX 50 ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value
COMMON STOCKS — 99.8%
BELGIUM — 3.1%
Anheuser-Busch InBev SA/NV	1,165,065	$139,524,454

FINLAND — 1.2%
Nokia Oyj	9,185,959	55,166,946

FRANCE — 36.1%
Air Liquide SA	609,743	81,346,546
Airbus SE	946,604	89,984,794
AXA SA	3,267,943	98,863,388
BNP Paribas SA	1,809,655	146,012,209
Cie de Saint-Gobain	882,199	52,584,789
Danone SA	981,914	77,043,499
Engie SA	2,734,828	46,459,819
Essilor International SA	343,806	42,575,349
L’Oreal SA	382,986	81,452,570
LVMH Moet Hennessy Louis Vuitton SE	426,409	117,682,252
Orange SA	3,151,384	51,636,320
Safran SA	564,492	57,685,051
Sanofi	1,805,647	179,330,668
Schneider Electric SE (a)	878,106	76,435,036
Societe Generale SA	1,268,566	74,287,538
TOTAL SA (b)	3,928,901	211,080,407
Unibail-Rodamco SE REIT	156,778	38,134,292
Vinci SA	877,410	83,396,795
Vivendi SA	1,608,860	40,740,697

		1,646,732,019

GERMANY — 32.8%
adidas AG	287,418	65,034,922
Allianz SE	706,157	158,573,750
BASF SE	1,442,881	153,587,804
Bayer AG	1,299,144	177,083,187
Bayerische Motoren Werke AG	505,943	51,337,112
Daimler AG	1,565,632	124,879,494
Deutsche Bank AG	2,930,928	50,692,091
Deutsche Post AG	1,507,265	67,114,802
Deutsche Telekom AG	5,129,655	95,724,581
E.ON SE	3,464,411	39,219,701
Fresenius SE & Co. KGaA	643,242	51,900,050
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	244,025	52,187,155
SAP SE	1,567,737	171,789,581

See accompanying notes to financial statements.

11

SPDR EURO STOXX 50 ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Siemens AG	1,335,371	$188,178,033
Volkswagen AG Preference Shares	288,161	47,011,599

		1,494,313,862

IRELAND — 1.1%
CRH PLC	1,316,457	50,230,056

ITALY — 4.8%
Enel SpA	12,199,370	73,480,537
Eni SpA	3,989,454	66,028,621
Intesa Sanpaolo SpA	22,617,948	80,002,862

		219,512,020

LUXEMBOURG — 0.0% (c)
APERAM SA	1	52

NETHERLANDS — 6.9%
ASML Holding NV	610,311	103,933,413
ING Groep NV	6,103,300	112,558,953
Koninklijke Ahold Delhaize NV	1,914,780	35,810,971
Koninklijke Philips NV	1,481,011	61,157,201

		313,460,538

SPAIN — 10.6%
Banco Bilbao Vizcaya Argentaria SA	10,473,433	93,617,928
Banco Santander SA	25,199,689	175,975,773
Iberdrola SA	9,089,796	70,622,392
Industria de Diseno Textil SA	1,745,463	65,794,228
Telefonica SA	7,004,037	76,111,307

		482,121,628

UNITED KINGDOM — 3.2%
Unilever NV	2,471,257	146,192,786

TOTAL COMMON STOCKS (Cost $4,261,861,493)		4,547,254,361

SHORT-TERM INVESTMENTS — 0.1%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (d) (e)	164,128	164,128
State Street Navigator Securities Lending Government Money Market Portfolio (d) (f)	2,656,640	2,656,640

TOTAL SHORT-TERM INVESTMENTS (Cost $2,820,768)		2,820,768

TOTAL INVESTMENTS — 99.9% (Cost $4,264,682,261)		4,550,075,129

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		5,591,929

See accompanying notes to financial statements.

12

SPDR EURO STOXX 50 ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Value
NET ASSETS — 100.0%	$4,555,667,058

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2017.
(c)	Amount is less than 0.05% of net assets.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at September 30, 2017.
(f)	Investment of cash collateral for securities loaned.

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Belgium	$139,524,454	$—	$—	$139,524,454
Finland	55,166,946	—	—	55,166,946
France	1,646,732,019	—	—	1,646,732,019
Germany	1,494,313,862	—	—	1,494,313,862
Ireland	50,230,056	—	—	50,230,056
Italy	219,512,020	—	—	219,512,020
Luxembourg	52	—	—	52
Netherlands	313,460,538	—	—	313,460,538
Spain	482,121,628	—	—	482,121,628
United Kingdom	146,192,786	—	—	146,192,786
Short-Term Investments	2,820,768	—	—	2,820,768

TOTAL INVESTMENTS	$4,550,075,129	$—	$—	$4,550,075,129

See accompanying notes to financial statements.

13

SPDR EURO STOXX 50 ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	225,328	$225,328	$—	$225,328	$—	$—	—	$—	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	87,182,540	87,018,412	—	—	164,128	164,128	19,057
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	21,025,666	21,025,666	—	—	—	—	2,287
State Street Navigator Securities Lending Government Money Market Portfolio*	23,347,306	23,347,306	1,332,349,646	1,353,040,312	—	—	2,656,640	2,656,640	1,560,906

Total		$23,572,634	$1,440,557,852	$1,461,309,718	$—	$—		$2,820,768	$1,582,250

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

14

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value
COMMON STOCKS — 99.3%
AUSTRALIA — 4.8%
Alumina, Ltd. (a)	513,981	$887,249
Amcor, Ltd.	151,142	1,803,808
AMP, Ltd.	251,473	953,047
Australia & New Zealand Banking Group, Ltd.	233,266	5,417,750
BHP Billiton PLC	136,782	2,412,285
BHP Billiton, Ltd.	229,175	4,635,814
Boral, Ltd.	296,584	1,575,478
Brambles, Ltd.	171,931	1,214,151
Coca-Cola Amatil, Ltd.	141,857	860,411
Commonwealth Bank of Australia	135,019	7,972,182
CSL, Ltd.	38,695	4,067,296
Fortescue Metals Group, Ltd.	193,643	780,981
Insurance Australia Group, Ltd.	268,066	1,339,853
LendLease Group	133,716	1,880,170
Macquarie Group, Ltd.	37,871	2,701,731
Medibank Pvt, Ltd.	207,602	475,653
National Australia Bank, Ltd.	190,236	4,701,962
Newcrest Mining, Ltd.	55,948	922,769
Origin Energy, Ltd. (b)	211,345	1,240,422
Qantas Airways, Ltd.	65,029	297,476
QBE Insurance Group, Ltd.	83,261	653,961
Santos, Ltd. (b)	171,881	542,163
Scentre Group REIT	200,455	618,138
Sonic Healthcare, Ltd.	85,470	1,402,308
South32, Ltd. (c)	153,574	397,147
South32, Ltd. (c)	274,580	704,519
Suncorp Group, Ltd.	177,888	1,821,516
Sydney Airport	70,663	394,219
Telstra Corp., Ltd.	303,080	829,963
Transurban Group	137,459	1,281,343
Vicinity Centres REIT	439,150	916,580
Wesfarmers, Ltd.	89,212	2,893,107
Westfield Corp. REIT	132,393	814,436
Westpac Banking Corp.	255,891	6,409,051
Woodside Petroleum, Ltd.	59,785	1,365,089
Woolworths, Ltd.	108,362	2,143,511

		69,327,539

AUSTRIA — 0.3%
Erste Group Bank AG (b)	46,176	1,994,964

See accompanying notes to financial statements.

15

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
OMV AG	22,230	$1,295,355
Raiffeisen Bank International AG (b)	26,756	896,895

		4,187,214

BELGIUM — 1.0%
Ageas	35,164	1,652,857
Anheuser-Busch InBev SA/NV	60,599	7,257,142
KBC Group NV	28,788	2,440,177
Solvay SA	11,163	1,668,087
UCB SA	14,904	1,061,223

		14,079,486

BRAZIL — 1.8%
Ambev SA ADR	443,493	2,922,619
B3 SA - Brasil Bolsa Balcao	137,330	1,039,803
Banco Bradesco SA Preference Shares ADR	314,882	3,485,744
Banco do Brasil SA	56,932	628,148
BB Seguridade Participacoes SA	49,413	447,242
Braskem SA Class A, Preference Shares	30,533	409,565
BRF SA (b)	38,116	550,324
Cia Energetica de Minas Gerais ADR (a)	178,782	443,379
Cia Siderurgica Nacional SA ADR (a) (b)	140,496	415,868
Cielo SA	73,456	510,429
EDP - Energias do Brasil SA	139,795	669,110
Embraer SA	53,024	299,891
Fibria Celulose SA	9,602	130,075
Gerdau SA ADR (a)	102,518	351,637
Itau Unibanco Holding SA Preference Shares ADR	284,108	3,892,280
JBS SA	33,027	88,750
Kroton Educacional SA	100,301	635,770
Lojas Renner SA	94,675	1,079,298
Natura Cosmeticos SA	25,383	250,367
Odontoprev SA	166,484	812,117
Petroleo Brasileiro SA Preference Shares ADR (b)	257,400	2,486,484
Porto Seguro SA	9,636	114,755
Qualicorp SA	75,349	902,811
Raia Drogasil SA	27,466	651,234
Sul America SA	52,046	294,359
Tim Participacoes SA ADR	22,807	416,912
Vale SA ADR (a)	252,551	2,543,189

		26,472,160

CANADA — 6.5%
Agnico Eagle Mines, Ltd.	12,535	565,185
Agrium, Inc.	16,449	1,758,734

See accompanying notes to financial statements.

16

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Alimentation Couche-Tard, Inc. Class B	22,423	$1,020,164
Bank of Montreal	53,390	4,031,198
Bank of Nova Scotia	83,687	5,366,567
Barrick Gold Corp.	90,162	1,447,610
BlackBerry, Ltd. (b)	44,769	499,362
Bombardier, Inc. Class B (b)	159,543	288,304
Brookfield Asset Management, Inc. Class A (a)	83,297	3,431,385
CAE, Inc.	50,430	880,252
Cameco Corp. (a)	37,167	358,104
Canadian Imperial Bank of Commerce (a)	33,044	2,884,431
Canadian National Railway Co.	62,146	5,137,052
Canadian Natural Resources, Ltd.	95,259	3,183,044
Canadian Pacific Railway, Ltd.	12,212	2,046,449
Canadian Tire Corp., Ltd. Class A	10,863	1,349,265
Cenovus Energy, Inc. (a)	72,193	722,132
CGI Group, Inc. Class A (b)	11,586	599,380
Constellation Software, Inc.	1,361	740,804
Crescent Point Energy Corp. (a)	40,670	325,841
Dollarama, Inc.	3,820	417,019
Enbridge, Inc.	81,896	3,412,961
Encana Corp.	72,576	852,470
Fairfax Financial Holdings, Ltd.	1,213	629,782
First Quantum Minerals, Ltd. (a)	55,324	619,749
Franco-Nevada Corp.	12,535	968,803
Gildan Activewear, Inc.	47,983	1,495,908
Goldcorp, Inc. (a)	66,535	861,845
H&R Real Estate Investment Trust	3,671	63,226
Husky Energy, Inc. (b)	38,344	478,898
IGM Financial, Inc.	19,131	641,550
Imperial Oil, Ltd. (a)	42,178	1,344,273
Kinross Gold Corp. (b)	113,728	481,047
Loblaw Cos., Ltd.	37,588	2,046,730
Magna International, Inc.	16,273	866,445
Manulife Financial Corp.	132,149	2,674,362
National Bank of Canada (a)	40,404	1,939,999
Onex Corp.	5,990	461,182
Open Text Corp.	19,138	616,076
Potash Corp. of Saskatchewan, Inc. (a)	75,384	1,447,826
PrairieSky Royalty, Ltd. (a)	4,391	112,105
Restaurant Brands International, Inc.	11,747	748,787
Rogers Communications, Inc. Class B (a)	44,768	2,303,101
Royal Bank of Canada	105,703	8,159,411
Seven Generations Energy, Ltd. Class A (b)	10,692	168,760
Shaw Communications, Inc. Class B (a)	47,972	1,101,632

See accompanying notes to financial statements.

17

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Shopify, Inc. Class A (b)	4,725	$548,268
Smart Real Estate Investment Trust REIT	6,328	148,960
SNC-Lavalin Group, Inc. (a)	25,074	1,130,550
Sun Life Financial, Inc.	53,353	2,119,786
Suncor Energy, Inc.	112,571	3,936,137
Teck Resources, Ltd. Class B	40,254	845,538
TELUS Corp.	31,405	1,126,979
Thomson Reuters Corp.	39,403	1,803,719
Toronto-Dominion Bank	133,492	7,498,351
TransCanada Corp. (a)	56,402	2,781,203
Trisura Group, Ltd. (b)	6	128
Turquoise Hill Resources, Ltd. (b)	16,955	52,330
Veresen, Inc.	7,308	109,388
West Fraser Timber Co., Ltd.	6,595	379,675
Wheaton Precious Metals Corp.	30,002	570,941
Yamana Gold, Inc.	99,520	262,596

		94,863,759

CHILE — 0.3%
Embotelladora Andina SA Class B, Preference Shares	22,494	105,285
Enel Americas SA ADR	189,509	1,936,782
Enel Chile SA ADR	144,376	866,256
Enel Generacion Chile SA ADR	46,838	1,234,650
Sociedad Quimica y Minera de Chile SA ADR	10,988	611,592

		4,754,565

CHINA — 7.0%
58.com, Inc. ADR (b)	3,084	194,724
AAC Technologies Holdings, Inc.	82,500	1,385,791
Agricultural Bank of China, Ltd. Class H	2,165,000	970,144
Air China, Ltd. Class H	64,000	53,178
Alibaba Group Holding, Ltd. ADR (a) (b)	72,205	12,470,526
Alibaba Health Information Technology, Ltd. (a) (b)	84,000	41,942
Anhui Conch Cement Co., Ltd. Class H	8,500	33,899
ANTA Sports Products, Ltd.	29,000	121,967
Autohome, Inc. ADR (b)	1,263	75,881
AviChina Industry & Technology Co., Ltd. Class H	591,000	357,141
Baidu, Inc. ADR (b)	19,324	4,786,362
Bank of China, Ltd. Class H	5,951,436	2,933,544
Bank of Communications Co., Ltd. Class H	1,190,710	868,942
Beijing Enterprises Water Group, Ltd. (b)	410,000	330,175
BOC Hong Kong Holdings, Ltd.	166,500	808,977
Brilliance China Automotive Holdings, Ltd.	312,000	830,860
Byd Co., Ltd. Class H (a)	24,500	227,256
CGN Power Co., Ltd. Class H (d)	185,400	51,271

See accompanying notes to financial statements.

18

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
China CITIC Bank Corp., Ltd. Class H	574,000	$364,505
China Coal Energy Co., Ltd. Class H (a)	40,000	18,897
China Communications Construction Co., Ltd. Class H	366,000	456,873
China Conch Venture Holdings, Ltd.	16,000	31,137
China Construction Bank Corp. Class H	4,849,720	4,023,479
China Everbright Bank Co., Ltd. Class H	36,000	16,639
China Everbright International, Ltd.	26,000	32,622
China Everbright, Ltd.	44,000	101,174
China Evergrande Group (b)	235,000	819,869
China Galaxy Securities Co., Ltd. Class H	194,500	170,577
China Huishan Dairy Holdings Co., Ltd. (a) (e)	1,418,000	—
China Life Insurance Co., Ltd. Class H	602,000	1,791,965
China Mengniu Dairy Co., Ltd. (b)	428,000	1,197,306
China Merchants Bank Co., Ltd. Class H	463,014	1,627,221
China Merchants Port Holdings Co., Ltd.	414,312	1,278,364
China Minsheng Banking Corp., Ltd. Class H (a)	308,000	282,341
China Mobile, Ltd.	488,500	4,950,232
China Oilfield Services, Ltd. Class H	100,000	91,541
China Overseas Land & Investment, Ltd.	388,000	1,261,756
China Pacific Insurance Group Co., Ltd. Class H	194,200	836,651
China Petroleum & Chemical Corp. Class H	2,425,800	1,816,858
China Railway Construction Corp., Ltd. Class H	122,500	155,268
China Railway Group, Ltd. Class H	247,000	204,286
China Resources Beer Holdings Co., Ltd.	389,670	1,055,158
China Resources Land, Ltd.	52,000	159,115
China Shenhua Energy Co., Ltd. Class H	191,500	450,144
China Southern Airlines Co., Ltd. Class H	110,000	75,768
China Taiping Insurance Holdings Co., Ltd.	144,600	386,923
China Telecom Corp., Ltd. Class H	1,880,000	962,782
China Unicom Hong Kong, Ltd. (b)	768,000	1,067,827
China Vanke Co., Ltd. Class H	73,300	241,183
CITIC Securities Co., Ltd. Class H	112,000	246,349
CITIC, Ltd.	388,000	573,255
CNOOC, Ltd.	1,558,217	2,010,937
COSCO SHIPPING Ports, Ltd.	496,147	552,001
Country Garden Holdings Co., Ltd.	225,000	357,778
CRRC Corp., Ltd. Class H	333,000	295,879
CSPC Pharmaceutical Group, Ltd.	426,000	713,391
Ctrip.com International, Ltd. ADR (b)	13,758	725,597
ENN Energy Holdings, Ltd.	38,000	275,366
Fosun International, Ltd. (a)	89,000	187,556
Geely Automobile Holdings, Ltd.	960,000	2,703,983
GF Securities Co., Ltd. Class H	147,600	320,874
GOME Retail Holdings, Ltd. (a)	1,562,000	175,984

See accompanying notes to financial statements.

19

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Great Wall Motor Co., Ltd. Class H (a)	268,500	$330,009
Guangzhou Automobile Group Co., Ltd. Class H	104,000	240,736
Haitong Securities Co., Ltd. Class H	152,000	245,591
Hengan International Group Co., Ltd.	96,500	893,255
Huaneng Power International, Inc. Class H	832,000	514,494
Huaneng Renewables Corp., Ltd. Class H	884,000	291,999
Huatai Securities Co., Ltd. Class H (d)	155,000	343,311
Industrial & Commercial Bank of China, Ltd. Class H	5,237,045	3,888,878
JD.com, Inc. ADR (b)	49,163	1,878,027
Jiangsu Expressway Co., Ltd. Class H	14,000	21,437
Kingsoft Corp., Ltd.	149,000	347,190
Lenovo Group, Ltd.	436,000	240,588
Momo, Inc. ADR (b)	5,983	187,507
NetEase, Inc. ADR	4,971	1,311,400
New China Life Insurance Co., Ltd. Class H	72,500	409,806
New Oriental Education & Technology Group, Inc. ADR	6,068	535,562
PetroChina Co., Ltd. Class H	1,502,000	951,887
PICC Property & Casualty Co., Ltd. Class H	425,610	750,881
Ping An Insurance Group Co. of China, Ltd. Class H	386,000	2,962,692
Semiconductor Manufacturing International Corp. (a) (b)	105,900	119,584
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	124,000	87,792
Shanghai Electric Group Co., Ltd. Class H (b)	320,000	140,935
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. Class B	80,540	128,139
Shanghai Pharmaceuticals Holding Co., Ltd. Class H	33,100	80,857
Sihuan Pharmaceutical Holdings Group, Ltd. (a)	122,000	44,360
SINA Corp. (b)	3,233	370,663
Sinopec Shanghai Petrochemical Co., Ltd. Class H	312,000	185,745
Sinopharm Group Co., Ltd. Class H	66,400	292,440
Sunac China Holdings, Ltd. (a)	157,300	719,971
Sunny Optical Technology Group Co., Ltd.	37,000	588,347
TAL Education Group ADR	10,380	349,910
Tencent Holdings, Ltd.	407,300	17,531,625
Tingyi Cayman Islands Holding Corp.	384,000	578,161
TravelSky Technology, Ltd. Class H	56,000	145,902
Tsingtao Brewery Co., Ltd. Class H	8,000	30,625
Vipshop Holdings, Ltd. ADR (b)	18,504	162,650
Want Want China Holdings, Ltd. (a)	192,000	134,953
Weibo Corp. ADR (a) (b)	2,915	288,410
Yanzhou Coal Mining Co., Ltd. Class H	382,000	376,097
YY, Inc. ADR (b)	2,845	246,889
Zhuzhou CRRC Times Electric Co., Ltd. Class H	79,900	447,543

See accompanying notes to financial statements.

20

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Zijin Mining Group Co., Ltd. Class H	1,502,000	$515,365
ZTE Corp. Class H (b)	37,800	123,650

		101,645,854

COLOMBIA — 0.1%
Bancolombia SA ADR	24,728	1,132,295
Cementos Argos SA	106,442	424,067

		1,556,362

DENMARK — 1.3%
AP Moeller - Maersk A/S Class B	965	1,833,482
Danske Bank A/S	65,027	2,601,163
DSV A/S	44,937	3,400,186
Genmab A/S (b)	2,721	600,843
Novo Nordisk A/S Class B	147,758	7,065,381
Novozymes A/S Class B	14,118	724,650
Pandora A/S (a)	7,869	776,924
Vestas Wind Systems A/S	19,513	1,751,421

		18,754,050

EGYPT — 0.1%
Commercial International Bank Egypt SAE	139,696	646,005
Global Telecom Holding SAE (b)	710,220	258,335

		904,340

FINLAND — 0.7%
Elisa Oyj	10,187	438,609
Fortum Oyj	11,262	224,872
Kone Oyj Class B	30,269	1,603,123
Metso Oyj	25,285	927,845
Neste Oyj	9,139	399,212
Nokia Oyj (c)	203,167	1,220,134
Nokia Oyj (c)	107,640	644,149
Sampo Oyj Class A	31,971	1,690,242
Stora Enso Oyj Class R	67,385	951,967
UPM-Kymmene Oyj	58,381	1,582,582
Wartsila Oyj Abp	10,586	749,634

		10,432,369

FRANCE — 7.1%
Accor SA	24,023	1,193,793
Air Liquide SA	32,241	4,301,311
Airbus SE	45,796	4,353,398
Alstom SA	20,470	869,613
AXA SA	130,058	3,934,577
BNP Paribas SA	75,267	6,072,926

See accompanying notes to financial statements.

21

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Bouygues SA	23,177	$1,100,103
Capgemini SE	15,062	1,765,671
Carrefour SA	65,194	1,317,551
Cie de Saint-Gobain	34,664	2,066,200
Cie Generale des Etablissements Michelin	13,473	1,967,080
Credit Agricole SA	77,165	1,403,032
Danone SA	53,283	4,180,721
Electricite de France SA	6,195	75,251
Engie SA	90,017	1,529,227
Essilor International SA	20,361	2,521,412
Hermes International	979	493,678
ICADE REIT	655	58,439
Kering	7,042	2,805,957
Klepierre SA REIT	3,382	132,780
Lagardere SCA	17,382	582,050
Legrand SA	19,286	1,392,618
L’Oreal SA	22,239	4,729,739
LVMH Moet Hennessy Louis Vuitton SE	20,461	5,646,918
Orange SA	171,547	2,810,846
Pernod Ricard SA	17,805	2,463,793
Peugeot SA	33,542	799,015
Publicis Groupe SA	24,998	1,746,264
Renault SA	16,163	1,588,057
Safran SA	21,746	2,222,209
Sanofi	89,202	8,859,237
Schneider Electric SE (b)	46,742	4,068,673
Societe Generale SA	54,802	3,209,219
Sodexo SA	13,542	1,688,986
TOTAL SA	170,054	9,136,160
Unibail-Rodamco SE REIT	6,767	1,645,988
Valeo SA	16,613	1,232,992
Veolia Environnement SA	41,172	951,567
Vinci SA	43,444	4,129,301
Vivendi SA	110,964	2,809,909
Zodiac Aerospace	14,950	432,392

		104,288,653

GERMANY — 6.7%
adidas AG	15,905	3,598,871
Allianz SE	38,986	8,754,648
BASF SE	69,661	7,415,081
Bayer AG	63,715	8,684,838
Bayerische Motoren Werke AG	25,269	2,563,999
CECONOMY AG	17,297	203,728

See accompanying notes to financial statements.

22

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Commerzbank AG (b)	57,381	$780,790
Continental AG	8,096	2,055,391
Covestro AG (d)	1,239	106,560
Daimler AG	70,566	5,628,555
Deutsche Bank AG	131,508	2,274,507
Deutsche Boerse AG	23,194	2,514,682
Deutsche Lufthansa AG	35,754	993,729
Deutsche Post AG	95,423	4,248,951
Deutsche Telekom AG	259,439	4,841,396
E.ON SE	165,766	1,876,594
Fresenius Medical Care AG & Co. KGaA	26,858	2,628,073
Fresenius SE & Co. KGaA	29,078	2,346,162
Henkel AG & Co. KGaA Preference Shares	6,760	920,241
Infineon Technologies AG	37,196	935,308
KS AG (a)	5,645	153,825
Linde AG	12,200	2,544,909
MAN SE	4,319	487,564
Merck KGaA	19,719	2,194,106
METRO AG (b)	17,575	371,599
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	18,544	3,965,817
OSRAM Licht AG	7,177	572,798
RWE AG (b)	42,755	971,474
SAP SE	82,135	9,000,194
Siemens AG	65,189	9,186,314
ThyssenKrupp AG	34,996	1,037,409
TUI AG	27,931	474,416
United Internet AG	1,504	93,649
Volkswagen AG	5,454	923,635
Volkswagen AG Preference Shares	10,295	1,679,563
Vonovia SE	22,890	974,180

		98,003,556

GREECE — 0.1%
Alpha Bank AE (b)	92,708	183,031
Eurobank Ergasias SA (b)	116,542	103,056
Hellenic Telecommunications Organization SA	2,846	34,419
JUMBO SA	25,790	426,540
National Bank of Greece SA (b)	434,446	147,404
OPAP SA	37,108	392,628
Piraeus Bank SA (b)	29,026	99,512

		1,386,590

HONG KONG — 2.6%
AIA Group, Ltd.	927,800	6,842,060
Alibaba Pictures Group, Ltd. (a) (b)	510,000	81,619

See accompanying notes to financial statements.

23

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
ASM Pacific Technology, Ltd.	7,400	$106,585
Bank of East Asia, Ltd.	341,524	1,475,724
CK Asset Holdings, Ltd.	223,032	1,846,060
CK Hutchison Holdings, Ltd.	269,032	3,439,237
CLP Holdings, Ltd.	114,500	1,173,483
Fullshare Holdings, Ltd. (a) (b)	362,500	157,796
Galaxy Entertainment Group, Ltd.	173,000	1,218,201
Haier Electronics Group Co., Ltd. (b)	23,000	56,067
Hanergy Thin Film Power Group, Ltd. (b) (e)	448,000	—
Hang Lung Properties, Ltd.	388,000	920,983
Hang Seng Bank, Ltd.	57,900	1,411,418
Henderson Land Development Co., Ltd.	213,263	1,412,980
Hong Kong & China Gas Co., Ltd.	1,346,252	2,530,244
Hong Kong Exchanges & Clearing, Ltd.	104,156	2,800,358
I-CABLE Communications, Ltd. (b)	5,870	192
Jardine Matheson Holdings, Ltd.	3,200	202,752
Jardine Strategic Holdings, Ltd.	1,000	43,200
Li & Fung, Ltd. (a)	776,000	389,455
Link REIT	308,786	2,502,484
Melco Resorts & Entertainment, Ltd. ADR	6,351	153,186
New World Development Co., Ltd.	829,923	1,192,177
Sands China, Ltd.	232,400	1,209,502
Shangri-La Asia, Ltd.	386,333	716,210
Sino Biopharmaceutical, Ltd.	740,000	782,567
SJM Holdings, Ltd.	38,000	34,786
Sun Art Retail Group, Ltd.	221,000	205,135
Sun Hung Kai Properties, Ltd.	181,185	2,943,702
Swire Pacific, Ltd. Class A	107,506	1,043,307
Techtronic Industries Co., Ltd.	171,500	915,609
WH Group, Ltd. (d)	287,601	305,618
Wharf Holdings, Ltd.	6,000	53,465
Wheelock & Co., Ltd.	6,000	42,211

		38,208,373

HUNGARY — 0.1%
MOL Hungarian Oil & Gas PLC	96,000	1,095,968
OTP Bank PLC	23,804	896,337

		1,992,305

INDIA — 1.9%
ACC, Ltd.	23,334	591,888
Adani Ports & Special Economic Zone, Ltd.	47,851	275,993
Ambuja Cements, Ltd.	120,160	490,150
Apollo Hospitals Enterprise, Ltd.	23,701	364,659
Aurobindo Pharma, Ltd.	26,987	285,756

See accompanying notes to financial statements.

24

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Axis Bank, Ltd.	75,227	$586,372
Bajaj Auto, Ltd.	5,523	262,909
Bajaj Finance, Ltd.	16,595	466,969
Bajaj Finserv, Ltd.	1,830	144,407
Bharat Forge, Ltd.	4,521	40,760
Bharat Forge, Ltd., Bonus Shares (b) (f)	4,521	40,760
Bharat Heavy Electricals, Ltd.	65,429	84,090
Bharat Heavy Electricals, Ltd., Bonus Shares (b) (f)	32,715	42,045
Bharat Petroleum Corp., Ltd.	42,933	309,772
Bharti Airtel, Ltd.	29,682	176,970
Bharti Infratel, Ltd.	64,413	392,868
Bosch, Ltd.	127	39,945
Cadila Healthcare, Ltd.	7,500	54,005
Dabur India, Ltd.	56,740	264,937
Dr Reddy’s Laboratories, Ltd. ADR	19,098	681,417
Eicher Motors, Ltd.	757	361,734
Glenmark Pharmaceuticals, Ltd.	18,511	169,552
Godrej Consumer Products, Ltd.	24,504	344,808
HCL Technologies, Ltd.	37,623	503,867
Hindalco Industries, Ltd.	17,345	63,889
Hindustan Petroleum Corp., Ltd.	42,561	278,093
Hindustan Unilever, Ltd.	43,086	774,321
Housing Development Finance Corp., Ltd.	89,672	2,391,642
ICICI Bank, Ltd. ADR	110,351	944,604
Idea Cellular, Ltd.	59,786	70,888
Indiabulls Housing Finance, Ltd.	22,642	418,298
Indian Oil Corp., Ltd.	16,740	102,639
Infosys, Ltd. ADR (a)	166,686	2,431,949
ITC, Ltd.	175,803	695,192
LIC Housing Finance, Ltd.	31,678	304,244
Lupin, Ltd.	10,181	158,045
Mahindra & Mahindra Financial Services, Ltd.	104,955	662,557
Mahindra & Mahindra, Ltd.	33,816	652,649
Marico, Ltd.	89,406	425,335
Maruti Suzuki India, Ltd.	2,673	326,481
Motherson Sumi Systems, Ltd.	17,305	89,121
Nestle India, Ltd.	3,502	386,898
Piramal Enterprises, Ltd.	5,369	215,545
Power Finance Corp., Ltd.	55,145	102,911
Reliance Industries, Ltd. GDR (d)	136,130	3,246,700
Rural Electrification Corp., Ltd.	19,627	45,943
Shree Cement, Ltd.	1,880	534,761
Shriram Transport Finance Co., Ltd.	25,628	413,689
Siemens, Ltd.	30,839	561,282

See accompanying notes to financial statements.

25

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
State Bank of India	8,543	$33,200
Sun Pharmaceutical Industries, Ltd.	40,183	309,585
Tata Consultancy Services, Ltd.	20,843	777,289
Tata Motors, Ltd. ADR (b)	38,752	1,211,775
Tata Power Co., Ltd.	250,189	297,990
Tech Mahindra, Ltd.	7,934	55,612
United Spirits, Ltd. (b)	4,279	157,066
UPL, Ltd.	20,106	239,628
Vedanta, Ltd.	35,767	172,073
Yes Bank, Ltd.	57,058	305,730
Zee Entertainment Enterprises, Ltd.	81,075	645,547

		27,479,804

INDONESIA — 0.5%
Adaro Energy Tbk PT	385,000	52,166
Astra International Tbk PT	2,082,700	1,221,570
Bank Central Asia Tbk PT	678,000	1,021,858
Bank Danamon Indonesia Tbk PT	16,800	6,486
Bank Mandiri Persero Tbk PT	1,576,400	787,088
Bank Rakyat Indonesia Persero Tbk PT	1,492,300	1,692,396
Bumi Serpong Damai Tbk PT	195,500	25,691
Charoen Pokphand Indonesia Tbk PT	1,994,900	405,823
Gudang Garam Tbk PT	95,000	464,103
Matahari Department Store Tbk PT	209,700	144,403
Summarecon Agung Tbk PT	555,700	43,940
Surya Citra Media Tbk PT	35,100	5,707
Telekomunikasi Indonesia Persero Tbk PT	5,347,200	1,857,962
United Tractors Tbk PT	50,300	119,504

		7,848,697

IRELAND — 0.4%
Bank of Ireland Group PLC (b)	72,843	596,777
CRH PLC	69,042	2,634,331
James Hardie Industries PLC	103,443	1,438,271
Kerry Group PLC Class A	16,825	1,616,899
Paddy Power Betfair PLC	1,563	155,989

		6,442,267

ISRAEL — 0.3%
Bank Hapoalim BM	224,839	1,573,987
Bank Leumi Le-Israel BM	218,961	1,162,180
Check Point Software Technologies, Ltd. (b)	790	90,076

See accompanying notes to financial statements.

26

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Nice, Ltd.	10,254	$817,975
Teva Pharmaceutical Industries, Ltd. ADR	72,995	1,284,712

		4,928,930

ITALY — 1.5%
Assicurazioni Generali SpA	90,548	1,687,042
Atlantia SpA	68,345	2,158,099
Enel SpA	516,915	3,113,537
Eni SpA	178,150	2,948,523
Ferrari NV	14,554	1,608,736
Intesa Sanpaolo SpA	932,522	3,298,461
Leonardo SpA	50,965	954,975
Mediobanca SpA	61,926	664,737
Saipem SpA (a) (b)	42,827	184,698
Snam SpA	175,003	843,277
Telecom Italia SpA/Milano (b)	1,275,459	1,194,969
UniCredit SpA (b)	119,214	2,539,644

		21,196,698

JAPAN — 16.2%
Acom Co., Ltd. (a) (b)	42,400	164,229
Aeon Co., Ltd.	57,700	852,185
Aisin Seiki Co., Ltd.	37,300	1,964,989
Ajinomoto Co., Inc.	24,200	472,111
Alps Electric Co., Ltd.	6,100	160,893
Asahi Glass Co., Ltd.	33,600	1,246,213
Asahi Group Holdings, Ltd.	58,100	2,351,562
Asahi Kasei Corp.	164,000	2,017,856
Astellas Pharma, Inc.	233,200	2,965,627
Bridgestone Corp.	58,100	2,635,443
Canon, Inc.	77,200	2,637,001
Central Japan Railway Co.	19,200	3,365,309
Chiba Bank, Ltd. (a)	185,000	1,323,013
Chubu Electric Power Co., Inc.	77,400	960,581
Concordia Financial Group, Ltd.	194,000	958,410
Credit Saison Co., Ltd.	57,600	1,194,830
Dai-ichi Life Holdings, Inc.	55,300	991,878
Daiichi Sankyo Co., Ltd.	77,500	1,747,390
Daikin Industries, Ltd.	37,600	3,806,263
Daiwa Securities Group, Inc.	192,000	1,087,031
Denso Corp.	38,800	1,962,319
Dentsu, Inc.	2,200	96,549
East Japan Railway Co.	38,300	3,533,474
Eisai Co., Ltd.	19,400	995,464
Electric Power Development Co., Ltd.	19,400	487,047

See accompanying notes to financial statements.

27

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
FANUC Corp.	17,000	$3,441,834
Fast Retailing Co., Ltd.	1,900	560,219
FUJIFILM Holdings Corp.	57,800	2,242,372
Fujitsu, Ltd.	194,000	1,440,631
Hitachi, Ltd.	387,000	2,726,001
Honda Motor Co., Ltd.	135,600	4,013,852
Hoya Corp.	38,800	2,093,990
Inpex Corp.	76,800	815,657
ITOCHU Corp.	190,200	3,114,099
Japan Real Estate Investment Corp. REIT	233	1,119,824
Japan Retail Fund Investment Corp. REIT	723	1,296,795
Japan Tobacco, Inc.	77,500	2,539,155
JFE Holdings, Inc.	41,400	808,213
JSR Corp.	38,800	736,947
JXTG Holdings, Inc.	313,708	1,613,339
Kajima Corp.	194,000	1,926,816
Kamigumi Co., Ltd.	85,500	1,978,657
Kansai Electric Power Co., Inc.	96,400	1,232,779
Kao Corp.	36,700	2,158,344
KDDI Corp.	116,400	3,068,083
Keikyu Corp. (a)	95,712	1,939,483
Keyence Corp.	6,700	3,556,390
Kintetsu Group Holdings Co., Ltd.	38,700	1,438,809
Kobe Steel, Ltd.	38,800	443,271
Komatsu, Ltd.	96,800	2,752,692
Konica Minolta, Inc.	97,000	796,233
Kose Corp.	2,200	251,926
Kubota Corp.	117,800	2,140,629
Kyocera Corp.	38,600	2,394,218
LIXIL Group Corp.	38,500	1,021,285
Makita Corp.	38,400	1,547,053
Marubeni Corp.	193,000	1,317,643
Marui Group Co., Ltd. (a)	67,900	971,767
Mazda Motor Corp.	14,900	228,335
Mebuki Financial Group, Inc.	228,800	884,182
MEIJI Holdings Co., Ltd.	3,200	253,578
Mitsubishi Chemical Holdings Corp.	194,000	1,847,537
Mitsubishi Corp.	135,600	3,150,729
Mitsubishi Electric Corp.	193,000	3,014,205
Mitsubishi Estate Co., Ltd.	173,618	3,017,666
Mitsubishi Heavy Industries, Ltd.	38,700	1,529,572
Mitsubishi UFJ Financial Group, Inc.	806,800	5,237,230
Mitsui & Co., Ltd.	190,100	2,808,478
Mitsui Chemicals, Inc.	38,800	1,178,839

See accompanying notes to financial statements.

28

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Mitsui Fudosan Co., Ltd.	26,000	$563,585
Mizuho Financial Group, Inc. (a)	1,117,400	1,956,554
MS&AD Insurance Group Holdings, Inc.	58,100	1,869,998
Murata Manufacturing Co., Ltd.	17,200	2,527,322
NEC Corp.	17,800	482,299
Nidec Corp.	24,300	2,983,396
Nintendo Co., Ltd.	5,900	2,178,332
Nippon Steel & Sumitomo Metal Corp.	63,700	1,461,990
Nippon Telegraph & Telephone Corp.	59,300	2,716,742
Nippon Yusen KK (b)	19,400	403,115
Nissan Motor Co., Ltd.	193,700	1,917,813
Nitori Holdings Co., Ltd.	3,100	443,113
Nitto Denko Corp.	19,300	1,608,605
Nomura Holdings, Inc.	213,700	1,196,029
NTT Data Corp.	97,000	1,037,516
NTT DOCOMO, Inc.	122,100	2,788,238
Obayashi Corp.	140,200	1,680,183
Ono Pharmaceutical Co., Ltd.	24,400	552,639
Oriental Land Co., Ltd. (a)	5,800	441,782
ORIX Corp.	154,700	2,493,698
Osaka Gas Co., Ltd.	77,400	1,438,465
Otsuka Holdings Co., Ltd.	8,700	345,558
Panasonic Corp.	195,200	2,827,465
Rakuten, Inc.	42,500	463,266
Recruit Holdings Co., Ltd.	37,000	801,039
Resona Holdings, Inc.	58,100	298,333
Rohm Co., Ltd.	19,200	1,644,277
Ryohin Keikaku Co., Ltd.	1,300	382,845
Secom Co., Ltd.	19,400	1,413,573
Seven & i Holdings Co., Ltd.	77,500	2,991,494
Sharp Corp. (a) (b)	7,100	214,138
Shin-Etsu Chemical Co., Ltd.	36,300	3,244,152
Shionogi & Co., Ltd.	17,600	961,734
Shiseido Co., Ltd.	20,600	823,890
Shizuoka Bank, Ltd.	149,000	1,339,564
SMC Corp. (a)	1,300	458,375
SoftBank Group Corp.	76,600	6,181,623
Sompo Holdings, Inc.	52,600	2,045,776
Sony Corp.	96,600	3,592,303
Subaru Corp.	23,100	833,172
Sumitomo Chemical Co., Ltd.	194,000	1,211,584
Sumitomo Corp.	96,900	1,393,263
Sumitomo Electric Industries, Ltd.	77,500	1,265,447
Sumitomo Mitsui Financial Group, Inc.	62,400	2,394,776

See accompanying notes to financial statements.

29

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Sumitomo Mitsui Trust Holdings, Inc.	19,300	$696,285
Sysmex Corp.	1,400	89,300
T&D Holdings, Inc.	38,500	558,697
Takeda Pharmaceutical Co., Ltd.	77,500	4,278,284
TDK Corp.	19,400	1,316,715
Teijin, Ltd.	64,600	1,272,889
Terumo Corp.	55,500	2,181,739
Tohoku Electric Power Co., Inc.	38,900	494,522
Tokio Marine Holdings, Inc.	58,100	2,272,076
Tokyo Electric Power Co. Holdings, Inc. (b)	135,500	546,502
Tokyo Electron, Ltd.	19,400	2,978,119
Tokyo Gas Co., Ltd.	70,600	1,729,799
Tokyu Corp.	99,500	1,408,106
Toppan Printing Co., Ltd.	194,000	1,923,369
Toray Industries, Inc.	194,000	1,881,144
Toshiba Corp. (b)	234,000	654,822
Toyota Motor Corp.	194,100	11,570,302
Toyota Tsusho Corp.	58,100	1,907,160
West Japan Railway Co.	20,000	1,389,775
Yahoo! Japan Corp. (a)	251,900	1,194,995
Yakult Honsha Co., Ltd.	900	64,843
Yamada Denki Co., Ltd. (a)	116,700	637,592
Yamaha Corp.	26,800	988,051
Yamaha Motor Co., Ltd.	58,200	1,742,407

		236,273,578

LUXEMBOURG — 0.1%
ArcelorMittal (b)	37,953	979,244
SES SA	25,109	549,448

		1,528,692

MACAU — 0.0% (g)
MGM China Holdings, Ltd. (a)	59,600	142,844
Wynn Macau, Ltd.	62,400	168,169

		311,013

MALAYSIA — 0.4%
AirAsia Bhd	512,000	418,330
Alliance Bank Malaysia Bhd	620,500	573,108
AMMB Holdings Bhd	199,900	206,410
Astro Malaysia Holdings Bhd	95,600	63,847
British American Tobacco Malaysia Bhd	36,300	376,024
CIMB Group Holdings Bhd	383,051	571,515
Dialog Group Bhd	850,600	402,889
Felda Global Ventures Holdings Bhd	632,600	253,190

See accompanying notes to financial statements.

30

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Gamuda Bhd	52,866	$66,106
Genting Bhd	177,200	400,772
Genting Malaysia Bhd	445,000	566,987
Genting Plantations Bhd	197,700	482,252
Hong Leong Financial Group Bhd	33,239	130,673
IOI Properties Group Bhd	581,700	278,279
Malaysia Airports Holdings Bhd	146,700	295,311
Petronas Chemicals Group Bhd	18,000	31,076
PPB Group Bhd	106,100	423,646
RHB Capital Bhd	107,810	128,427
Sapura Energy Bhd	141,400	50,901
Tenaga Nasional Bhd	132,900	450,711
UMW Holdings Bhd (b)	37,800	49,684
Westports Holdings Bhd	148,500	133,993

		6,354,131

MEXICO — 0.9%
America Movil SAB de CV	2,790,310	2,483,110
Cemex SAB de CV (b)	1,648,361	1,502,285
Fomento Economico Mexicano SAB de CV	262,492	2,515,749
Fresnillo PLC	21,249	400,547
Gentera SAB de CV	251,820	409,224
Grupo Financiero Banorte SAB de CV Class O	369,149	2,552,844
Grupo Mexico SAB de CV Class B	227,769	698,512
Grupo Televisa SAB	317,404	1,568,733
Industrias Penoles SAB de CV	16,398	408,441
Kimberly-Clark de Mexico SAB de CV Class A	228,530	466,266
Wal-Mart de Mexico SAB de CV	293,176	673,235

		13,678,946

NETHERLANDS — 3.2%
Akzo Nobel NV	22,599	2,087,095
Altice NV Class B (b)	4,415	88,208
Altice NV Class A (b)	24,592	492,636
ASML Holding NV	30,449	5,185,338
Gemalto NV	1,668	74,528
Heineken NV	24,721	2,444,684
ING Groep NV	239,139	4,410,276
Koninklijke Ahold Delhaize NV	133,484	2,496,470
Koninklijke DSM NV	22,032	1,803,961
Koninklijke KPN NV	465,993	1,600,355
Koninklijke Philips NV	98,664	4,074,253
NXP Semiconductors NV (b)	12,478	1,411,137
Royal Dutch Shell PLC Class A	332,811	10,039,908

See accompanying notes to financial statements.

31

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Royal Dutch Shell PLC Class B	268,983	$8,280,414
Wolters Kluwer NV	35,863	1,657,519

		46,146,782

NEW ZEALAND — 0.1%
Mercury NZ, Ltd.	233,008	571,017
Meridian Energy, Ltd.	226,063	464,932
Spark New Zealand, Ltd.	165,235	435,987

		1,471,936

NORWAY — 0.5%
DNB ASA	104,849	2,114,024
Norsk Hydro ASA	171,551	1,247,793
Statoil ASA	87,390	1,748,832
Telenor ASA	75,492	1,597,032
Yara International ASA	19,327	866,040

		7,573,721

PERU — 0.1%
Cia de Minas Buenaventura SAA ADR	19,018	243,240
Credicorp, Ltd.	7,302	1,497,056

		1,740,296

PHILIPPINES — 0.3%
Alliance Global Group, Inc.	600,500	189,608
Ayala Land, Inc.	525,600	450,075
BDO Unibank, Inc.	39,837	102,495
DMCI Holdings, Inc.	1,421,350	436,482
Globe Telecom, Inc.	2,815	113,599
GT Capital Holdings, Inc.	7,980	182,379
JG Summit Holdings, Inc.	250,860	370,368
Jollibee Foods Corp.	107,770	517,216
Megaworld Corp.	1,716,000	176,669
Metro Pacific Investments Corp.	3,745,400	493,985
PLDT, Inc. ADR	15,842	505,677
SM Prime Holdings, Inc.	557,600	378,140
Universal Robina Corp.	63,500	191,002

		4,107,695

POLAND — 0.3%
Alior Bank SA (b)	36,876	693,104
Bank Millennium SA (b)	128,962	248,089
Bank Zachodni WBK SA	3,675	352,276
CCC SA	7,694	582,759
Eurocash SA	24,347	258,039
Grupa Azoty SA	11,973	262,200

See accompanying notes to financial statements.

32

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
LPP SA	48	$107,647
Orange Polska SA (b)	93,225	135,337
Polski Koncern Naftowy ORLEN SA	17,975	600,326
Powszechna Kasa Oszczednosci Bank Polski SA (b)	48,684	472,017

		3,711,794

PORTUGAL — 0.1%
EDP - Energias de Portugal SA	164,462	619,250
Jeronimo Martins SGPS SA	20,844	411,271

		1,030,521

QATAR — 0.0% (g)
Commercial Bank PQSC (b)	11,821	94,516
Ezdan Holding Group QSC	13,561	39,110
Qatar Electricity & Water Co. QSC	5,645	271,028
Qatar Gas Transport Co., Ltd.	18,457	80,049

		484,703

ROMANIA — 0.0% (g)
NEPI Rockcastle PLC	7,094	96,618

RUSSIA — 0.7%
Gazprom PJSC ADR	455,752	1,909,601
LUKOIL PJSC ADR	50,748	2,691,167
Magnit PJSC GDR	8,042	329,320
MMC Norilsk Nickel PJSC ADR	37,885	651,622
Mobile TeleSystems PJSC ADR	91,012	950,165
RusHydro PJSC ADR (c)	58,736	83,993
RusHydro PJSC ADR (a) (c)	116,159	166,688
Sberbank of Russia PJSC ADR	119,978	1,707,887
Surgutneftegas OJSC ADR	124,978	646,136
Tatneft PJSC ADR	38,069	1,625,546

		10,762,125

SINGAPORE — 0.9%
CapitaLand, Ltd.	387,000	1,020,259
DBS Group Holdings, Ltd.	209,858	3,217,529
Singapore Exchange, Ltd.	387,000	2,106,064
Singapore Press Holdings, Ltd. (a)	581,000	1,163,754
Singapore Telecommunications, Ltd.	944,300	2,559,022
United Overseas Bank, Ltd.	197,929	3,425,260

		13,491,888

SOUTH AFRICA — 1.5%
Anglo American Platinum, Ltd. (b)	7,211	184,247
AngloGold Ashanti, Ltd.	40,536	382,169

See accompanying notes to financial statements.

33

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Aspen Pharmacare Holdings, Ltd.	24,259	$545,439
Bid Corp., Ltd. (a)	22,572	508,027
Bidvest Group, Ltd. (a)	22,619	289,235
Brait SE (b)	32,065	127,049
Capitec Bank Holdings, Ltd.	5,009	318,688
Coronation Fund Managers, Ltd.	45,106	224,820
Discovery, Ltd. (a)	74,137	772,310
FirstRand, Ltd. (a)	314,437	1,211,639
Foschini Group, Ltd.	30,096	302,576
Gold Fields, Ltd.	47,341	206,789
Impala Platinum Holdings, Ltd. (b)	58,439	134,168
Imperial Holdings, Ltd.	21,031	297,853
Massmart Holdings, Ltd.	25,988	214,717
Mr. Price Group, Ltd.	28,795	383,948
MTN Group, Ltd.	122,313	1,126,702
Naspers, Ltd. Class N	33,229	7,185,979
Novus Holdings, Ltd.	11,373	5,500
Pioneer Foods Group, Ltd.	29,547	246,726
PSG Group, Ltd.	15,831	274,482
Rand Merchant Investment Holdings, Ltd.	34,023	104,494
Remgro, Ltd.	37,710	573,477
Resilient REIT, Ltd.	48,168	474,742
Sanlam, Ltd.	232,180	1,163,436
Sasol, Ltd.	42,433	1,165,906
Sibanye-Stillwater	136,381	153,728
Standard Bank Group, Ltd. (a)	127,348	1,488,375
Steinhoff International Holdings NV (a)	206,316	917,249
Truworths International, Ltd. (a)	56,316	322,193
Woolworths Holdings, Ltd.	45,884	203,517

		21,510,180

SOUTH KOREA — 3.5%
Amorepacific Corp.	387	87,682
Amorepacific Corp. Preference Shares	2,017	274,721
AMOREPACIFIC Group	502	54,129
BGF retail Co., Ltd.	2,172	157,398
Celltrion, Inc. (b)	8,293	1,028,163
CJ CheilJedang Corp.	2,274	703,831
CJ Corp.	746	111,052
Coway Co., Ltd.	3,030	248,675
E-MART, Inc.	2,642	480,951
Hana Financial Group, Inc.	43,216	1,786,596
Hanmi Pharm Co., Ltd. (a) (b)	345	136,904
Hanmi Science Co., Ltd. (a) (b)	1,721	138,089

See accompanying notes to financial statements.

34

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Hanssem Co., Ltd.	1,124	$148,676
Hotel Shilla Co., Ltd.	875	44,462
Hyundai Department Store Co., Ltd.	4,444	342,995
Hyundai Development Co-Engineering & Construction	11,169	348,132
Hyundai Heavy Industries Co., Ltd. (b)	3,854	487,912
Hyundai Mobis Co., Ltd.	6,188	1,296,652
Hyundai Motor Co.	13,649	1,793,491
Hyundai Robotics Co., Ltd. (b)	800	297,551
Hyundai Steel Co.	6,302	290,519
KB Financial Group, Inc.	44,941	2,201,240
Kia Motors Corp.	27,125	749,558
Korea Aerospace Industries, Ltd.	4,292	163,758
Korea Electric Power Corp. ADR (a)	46,892	785,910
Korea Zinc Co., Ltd.	2,354	1,018,385
KT Corp. ADR	38,273	530,847
KT&G Corp.	13,111	1,207,675
LG Chem, Ltd.	766	262,166
LG Chem, Ltd. Preference Shares	536	118,633
LG Electronics, Inc.	14,733	1,059,937
LG Household & Health Care, Ltd.	1,289	1,053,393
Lotte Chemical Corp.	2,606	860,058
NAVER Corp.	2,722	1,770,542
NCSoft Corp.	2,275	922,633
POSCO ADR	27,995	1,942,853
Samsung C&T Corp.	4,300	506,832
Samsung Electronics Co., Ltd. GDR (a)	14,507	16,421,924
Samsung Electronics Co., Ltd. Preference Shares	512	921,765
Samsung Fire & Marine Insurance Co., Ltd.	4,591	1,122,347
Samsung Heavy Industries Co., Ltd. (b)	20,495	200,414
Samsung SDS Co., Ltd.	1,368	201,256
Samsung Securities Co., Ltd.	25,557	770,938
Shinhan Financial Group Co., Ltd.	39,901	1,752,320
SK Holdings Co., Ltd.	4,157	1,045,284
SK Hynix, Inc.	33,426	2,419,361
SK Innovation Co., Ltd.	5,941	1,032,225
SK Telecom Co., Ltd. ADR	18,977	466,644

		51,767,479

SPAIN — 2.3%
Abertis Infraestructuras SA	90,248	1,824,418
ACS Actividades de Construccion y Servicios SA	43,869	1,626,130
Aena SME SA (d)	971	175,344
Amadeus IT Group SA	23,772	1,545,397
Banco Bilbao Vizcaya Argentaria SA	445,842	3,985,208

See accompanying notes to financial statements.

35

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Banco de Sabadell SA	232,162	$484,700
Banco Santander SA	1,099,317	7,676,808
CaixaBank SA	32,676	163,789
Distribuidora Internacional de Alimentacion SA (a)	77,323	451,114
Ferrovial SA	74,528	1,640,992
Gas Natural SDG SA	32,477	719,125
Iberdrola SA	486,637	3,780,885
Industria de Diseno Textil SA	92,714	3,494,801
Mapfre SA	222,148	723,264
Repsol SA	98,489	1,815,200
Telefonica SA	347,919	3,780,758

		33,887,933

SWEDEN — 2.0%
Assa Abloy AB Class B	121,515	2,769,030
Atlas Copco AB Class B	84,295	3,261,360
Essity AB Class B (b)	5,354	145,356
Hennes & Mauritz AB Class B (a)	83,235	2,151,658
Husqvarna AB Class B	194,451	1,996,361
Nordea Bank AB	210,145	2,842,320
Sandvik AB	104,943	1,806,403
Securitas AB Class B	63,282	1,057,497
Skandinaviska Enskilda Banken AB Class A	113,249	1,488,740
Skanska AB Class B	63,093	1,458,605
SKF AB Class B	51,671	1,123,647
Svenska Handelsbanken AB Class A	139,088	2,094,239
Swedbank AB Class A	68,986	1,903,330
Tele2 AB Class B	86,875	991,963
Telefonaktiebolaget LM Ericsson Class B	265,369	1,520,556
Telia Co. AB	153,080	719,419
Volvo AB Class B	108,904	2,094,731

		29,425,215

SWITZERLAND — 6.1%
ABB, Ltd.	184,916	4,575,123
Adecco Group AG	15,679	1,221,782
Cie Financiere Richemont SA	39,643	3,625,884
Coca-Cola HBC AG (b)	12,520	424,136
Credit Suisse Group AG (b)	149,846	2,374,059
Ferguson PLC	19,344	1,270,653
Geberit AG	4,263	2,018,272
Givaudan SA	1,130	2,460,635
Glencore PLC (b)	806,311	3,699,711
Julius Baer Group, Ltd. (b)	12,128	718,204
Kuehne + Nagel International AG	9,087	1,683,856

See accompanying notes to financial statements.

36

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
LafargeHolcim, Ltd. (b)	25,791	$1,508,651
Lonza Group AG (b)	4,243	1,113,809
Nestle SA	227,943	19,105,185
Novartis AG	172,131	14,747,478
Roche Holding AG	50,225	12,831,356
SGS SA	775	1,860,609
Sika AG	147	1,094,600
Sonova Holding AG	2,299	390,374
STMicroelectronics NV	25,416	491,866
Swatch Group AG, Bearer Shares (a)	4,434	1,845,820
Swiss Re AG	26,470	2,399,151
UBS Group AG (b)	261,336	4,469,937
Zurich Insurance Group AG	12,338	3,766,686

		89,697,837

TAIWAN — 2.6%
Advanced Semiconductor Engineering, Inc. ADR	214,954	1,328,416
Advantech Co., Ltd.	28,599	203,713
Asia Pacific Telecom Co., Ltd. (b)	48,000	16,146
Asustek Computer, Inc.	11,000	90,506
AU Optronics Corp. ADR (a)	258,893	1,045,928
Catcher Technology Co., Ltd.	32,000	298,114
Cathay Financial Holding Co., Ltd.	218,000	346,511
Chicony Electronics Co., Ltd.	151,581	359,907
China Airlines, Ltd. (b)	742,000	280,171
China Development Financial Holding Corp.	426,000	127,839
China Life Insurance Co., Ltd.	193,296	181,988
Chunghwa Telecom Co., Ltd. ADR	69,344	2,365,324
Compal Electronics, Inc.	226,000	160,609
CTBC Financial Holding Co., Ltd.	540,558	338,695
Delta Electronics, Inc.	59,785	307,560
E.Sun Financial Holding Co., Ltd.	799,741	477,355
Eclat Textile Co., Ltd.	15,650	190,180
Eva Airways Corp.	508,897	248,373
Feng TAY Enterprise Co., Ltd.	34,036	154,893
Formosa Plastics Corp.	314,000	950,574
Foxconn Technology Co., Ltd.	24,240	69,945
Fubon Financial Holding Co., Ltd.	338,000	527,219
Giant Manufacturing Co., Ltd.	17,000	79,887
Globalwafers Co., Ltd.	6,000	58,567
Highwealth Construction Corp.	153,400	203,613
Hiwin Technologies Corp.	6,429	56,713
Hon Hai Precision Industry Co., Ltd. GDR	847,793	5,934,551
Hotai Motor Co., Ltd.	7,000	80,679

See accompanying notes to financial statements.

37

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
HTC Corp. (b)	51,000	$127,483
Innolux Corp.	217,000	101,258
Largan Precision Co., Ltd.	5,000	878,842
MediaTek, Inc.	61,000	572,302
Mega Financial Holding Co., Ltd.	25,948	20,280
Merida Industry Co., Ltd.	28,000	121,884
OBI Pharma, Inc. (b)	8,000	45,640
Pegatron Corp.	48,000	124,575
Phison Electronics Corp.	18,000	213,692
Pou Chen Corp.	134,000	168,141
Powertech Technology, Inc.	151,000	435,213
President Chain Store Corp.	35,000	294,898
Ruentex Development Co., Ltd. (b)	42,189	38,677
Siliconware Precision Industries Co., Ltd. ADR (a)	105,251	830,430
Standard Foods Corp.	230,822	563,277
Taishin Financial Holding Co., Ltd.	808,500	347,940
Taiwan Business Bank	1,872,173	509,964
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	351,867	13,212,606
Teco Electric and Machinery Co., Ltd.	372,000	333,063
Transcend Information, Inc.	134,000	378,703
Uni-President Enterprises Corp.	348,000	728,730
United Microelectronics Corp. ADR (a)	793,696	1,984,240
Zhen Ding Technology Holding, Ltd.	21,000	42,521

		38,558,335

THAILAND — 0.5%
Bangkok Bank PCL	194,276	1,135,947
BEC World PCL (f)	79,500	38,856
Bumrungrad Hospital PCL (f)	76,300	491,889
Central Pattana PCL (f)	231,800	542,141
CP ALL PCL NVDR	349,600	699,724
Delta Electronics Thailand PCL (f)	72,600	189,935
Indorama Ventures PCL (f)	42,200	53,462
IRPC PCL (f)	4,932,600	931,795
Kasikornbank PCL	61,200	392,708
Minor International PCL (f)	209,400	255,864
PTT PCL (f)	111,662	1,366,060
Siam Commercial Bank PCL NVDR	112,600	516,576
Thai Union Group PCL Class F (f)	232,600	139,490
TMB Bank PCL (f)	1,180,800	89,224

		6,843,671

TURKEY — 0.3%
Akbank Turk AS	487,340	1,288,208
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S REIT (b)	889,312	670,216

See accompanying notes to financial statements.

38

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Turkiye Garanti Bankasi A/S	373,448	$1,016,556
Turkiye Is Bankasi Class C	519,000	989,517

		3,964,497

UNITED ARAB EMIRATES — 0.1%
Abu Dhabi Commercial Bank PJSC	66,098	127,781
DP World, Ltd.	9,119	204,813
DXB Entertainments PJSC (b)	358,911	74,271
Emaar Malls PJSC	71,379	45,284
Emaar Properties PJSC	130,890	302,576
Emirates Telecommunications Group Co. PJSC	13,287	62,589
First Abu Dhabi Bank PJSC	26,397	73,312

		890,626

UNITED KINGDOM — 11.2%
3i Group PLC	162,903	1,995,442
Anglo American PLC	101,356	1,821,509
Associated British Foods PLC	1,791	76,724
AstraZeneca PLC	86,785	5,769,358
Aviva PLC	282,545	1,950,348
BAE Systems PLC	242,120	2,051,366
Barclays PLC	1,164,005	3,019,522
Barratt Developments PLC	43,578	359,276
Berkeley Group Holdings PLC	3,834	191,198
BP PLC	1,390,467	8,904,126
British American Tobacco PLC	159,824	10,018,068
British Land Co. PLC REIT	210,780	1,702,413
BT Group PLC	549,870	2,094,424
Burberry Group PLC	51,695	1,220,676
Capita PLC	48,675	368,972
Centrica PLC	620,264	1,556,171
CNH Industrial NV	65,237	783,571
Cobham PLC	158,481	309,796
Compass Group PLC	184,532	3,919,149
Diageo PLC	219,668	7,229,421
Experian PLC	74,149	1,491,235
Fiat Chrysler Automobiles NV (b)	101,560	1,820,173
G4S PLC	114,495	427,503
GlaxoSmithKline PLC	334,433	6,678,780
Hammerson PLC REIT	188,155	1,355,593
HSBC Holdings PLC	1,437,990	14,220,715
Imperial Brands PLC	88,893	3,797,343
Inmarsat PLC	7,751	66,918
InterContinental Hotels Group PLC	13,105	694,150
Intu Properties PLC REIT (a)	50,093	154,913

See accompanying notes to financial statements.

39

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
ITV PLC	51,957	$121,780
J Sainsbury PLC	194,903	622,088
Land Securities Group PLC REIT	98,172	1,280,906
Legal & General Group PLC	88,393	308,222
Lloyds Banking Group PLC	3,945,015	3,584,833
Marks & Spencer Group PLC (a)	163,381	774,653
National Grid PLC	352,928	4,378,034
Next PLC	16,548	1,167,805
Old Mutual PLC	553,004	1,440,843
Pearson PLC	87,837	721,221
Persimmon PLC	14,245	493,467
Prudential PLC	133,853	3,208,265
Randgold Resources, Ltd.	5,438	533,694
Reckitt Benckiser Group PLC	64,685	5,912,636
RELX NV	118,894	2,531,421
RELX PLC	127,882	2,808,648
Rio Tinto PLC	87,215	4,063,826
Rio Tinto, Ltd. (a)	30,541	1,594,324
Rolls-Royce Holdings PLC (b)	143,215	1,704,321
Royal Bank of Scotland Group PLC (b)	214,842	773,355
RSA Insurance Group PLC	90,844	759,318
Sage Group PLC	176,595	1,654,947
Segro PLC REIT	87,990	632,757
Severn Trent PLC	57,767	1,684,142
Sky PLC	114,098	1,400,678
Smith & Nephew PLC	121,768	2,202,228
Smiths Group PLC	29,174	617,258
SSE PLC	126,684	2,374,419
Standard Chartered PLC (b)	199,367	1,983,637
Standard Life Aberdeen PLC	253,388	1,473,718
Taylor Wimpey PLC	172,665	452,887
Tesco PLC (b)	712,105	1,788,023
Unilever NV	123,317	7,295,095
Unilever PLC	100,631	5,831,149
United Utilities Group PLC	85,595	981,295
Vodafone Group PLC	2,066,175	5,788,110
Whitbread PLC	12,517	632,441
WPP PLC	126,132	2,343,766

		163,969,063

UNITED STATES — 0.3%
Shire PLC	49,543	2,517,859

See accompanying notes to financial statements.

40

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Valeant Pharmaceuticals International, Inc. (b)	27,588	$394,414
Yum China Holdings, Inc. (b)	20,092	803,077

		3,715,350

TOTAL COMMON STOCKS (Cost $1,350,605,271)		1,451,748,196

SHORT-TERM INVESTMENTS — 1.5%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (h) (i)	1,559,265	1,559,265
State Street Navigator Securities Lending Government Money Market Portfolio (h) (j)	19,433,641	19,433,641

TOTAL SHORT-TERM INVESTMENTS (Cost $20,992,906)		20,992,906

TOTAL INVESTMENTS — 100.8% (Cost $1,371,598,177)		1,472,741,102

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.8)%		(10,966,530)

NET ASSETS — 100.0%		$1,461,774,572

(a)	All or a portion of the shares of the security are on loan at September 30, 2017.
(b)	Non-income producing security.
(c)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 0.2% of net assets as of September 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2017, total aggregate fair value of the securities is $0, representing less than 0.05% of the Fund’s net assets.
(f)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of September 30, 2017, total aggregate fair value of securities is $4,181,521 representing 0.3% of net assets.
(g)	Amount is less than 0.05% of net assets.
(h)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(i)	The rate shown is the annualized seven-day yield at September 30, 2017.
(j)	Investment of cash collateral for securities loaned.

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

NVDR = Non Voting Depositary Receipt

REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

41

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$69,327,539	$—	$—		$69,327,539
Austria	4,187,214	—	—		4,187,214
Belgium	14,079,486	—	—		14,079,486
Brazil	26,472,160	—	—		26,472,160
Canada	94,863,759	—	—		94,863,759
Chile	4,754,565	—	—		4,754,565
China	101,645,854	—	0	(a)	101,645,854
Colombia	1,556,362	—	—		1,556,362
Denmark	18,754,050	—	—		18,754,050
Egypt	904,340	—	—		904,340
Finland	10,432,369	—	—		10,432,369
France	104,288,653	—	—		104,288,653
Germany	98,003,556	—	—		98,003,556
Greece	1,386,590	—	—		1,386,590
Hong Kong	38,208,373	—	0	(a)	38,208,373
Hungary	1,992,305	—	—		1,992,305
India	27,396,999	82,805	—		27,479,804
Indonesia	7,848,697	—	—		7,848,697
Ireland	6,442,267	—	—		6,442,267
Israel	4,928,930	—	—		4,928,930
Italy	21,196,698	—	—		21,196,698
Japan	236,273,578	—	—		236,273,578
Luxembourg	1,528,692	—	—		1,528,692
Macau	311,013	—	—		311,013
Malaysia	6,354,131	—	—		6,354,131
Mexico	13,678,946	—	—		13,678,946
Netherlands	46,146,782	—	—		46,146,782
New Zealand	1,471,936	—	—		1,471,936
Norway	7,573,721	—	—		7,573,721
Peru	1,740,296	—	—		1,740,296
Philippines	4,107,695	—	—		4,107,695
Poland	3,711,794	—	—		3,711,794
Portugal	1,030,521	—	—		1,030,521
Qatar	484,703	—	—		484,703

See accompanying notes to financial statements.

42

SPDR MSCI ACWI ex-US ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Romania	$96,618	$—	$—	$96,618
Russia	10,762,125	—	—	10,762,125
Singapore	13,491,888	—	—	13,491,888
South Africa	21,510,180	—	—	21,510,180
South Korea	51,767,479	—	—	51,767,479
Spain	33,887,933	—	—	33,887,933
Sweden	29,425,215	—	—	29,425,215
Switzerland	89,697,837	—	—	89,697,837
Taiwan	38,558,335	—	—	38,558,335
Thailand	2,744,955	4,098,716	—	6,843,671
Turkey	3,964,497	—	—	3,964,497
United Arab Emirates	890,626	—	—	890,626
United Kingdom	163,969,063	—	—	163,969,063
United States	3,715,350	—	—	3,715,350
Short-Term Investments	20,992,906	—	—	20,992,906

TOTAL INVESTMENTS	$1,468,559,581	$4,181,521	$0	$1,472,741,102

(a)	Fund held Level 3 securities that were valued at $0 at September 30, 2017.

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$—	$30,618,484	$29,059,219	$—	$—	1,559,265	$1,559,265	$9,305
State Street Institutional U.S. Government Money Market Fund, Premier Class	809,652	809,652	24,262,565	25,072,217	—	—	—	—	2,991
State Street Navigator Securities Lending Government Money Market Portfolio*	23,136,429	23,136,429	257,453,612	261,156,400	—	—	19,433,641	19,433,641	252,683

Total		$23,946,081	$312,334,661	$315,287,836	$—	$—		$20,992,906	$264,979

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

43

SPDR S&P International Dividend ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value
COMMON STOCKS — 99.5%
AUSTRALIA — 11.5%
AusNet Services	5,299,372	$7,027,275
carsales.com, Ltd.	676,862	6,814,008
Charter Hall Group REIT	940,601	3,963,287
Commonwealth Bank of Australia	313,361	18,502,367
DuluxGroup, Ltd.	1,796,939	9,869,774
Goodman Group REIT	730,022	4,719,967
GPT Group REIT	1,860,082	7,239,184
Investa Office Fund REIT	1,104,283	3,899,139
Mirvac Group REIT	4,106,457	7,378,679
Sonic Healthcare, Ltd.	733,878	12,040,755
Stockland REIT	2,454,039	8,279,913
Transurban Group	2,124,529	19,804,092
Vicinity Centres REIT	4,576,882	9,552,723
Westpac Banking Corp.	1,009,112	25,274,239

		144,365,402

BELGIUM — 0.8%
bpost SA	348,099	10,349,789

CANADA — 14.3%
BCE, Inc.	437,307	20,441,344
Canadian Imperial Bank of Commerce	232,172	20,266,435
Emera, Inc. (a)	490,983	18,553,438
Fortis, Inc.	413,961	14,822,031
H&R Real Estate Investment Trust	240,725	4,146,017
Intact Financial Corp.	139,777	11,519,462
Power Corp. of Canada	818,474	20,752,257
Royal Bank of Canada	199,495	15,399,390
Smart Real Estate Investment Trust REIT	132,331	3,115,040
Sun Life Financial, Inc.	408,431	16,227,511
TELUS Corp.	505,711	18,147,611
Toronto-Dominion Bank	281,458	15,809,719

		179,200,255

FINLAND — 1.2%
Kone Oyj Class B	289,458	15,330,429

FRANCE — 2.3%
Bureau Veritas SA	517,043	13,346,598

See accompanying notes to financial statements.

44

SPDR S&P International Dividend ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Danone SA	143,657	$11,271,698
ICADE REIT	48,938	4,366,277

		28,984,573

GERMANY — 6.2%
Axel Springer SE	233,203	14,989,398
Deutsche EuroShop AG (a)	276,987	10,390,111
Deutsche Post AG	349,894	15,579,919
Fielmann AG	91,787	7,954,908
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	99,414	21,260,665
Talanx AG	175,751	7,106,866

		77,281,867

HONG KONG — 6.9%
CK Infrastructure Holdings, Ltd.	1,745,500	15,017,553
CLP Holdings, Ltd.	1,381,500	14,158,664
Hang Seng Bank, Ltd.	766,900	18,694,581
Link REIT	693,000	5,616,257
Power Assets Holdings, Ltd.	1,926,500	16,685,793
Sino Land Co., Ltd.	4,288,181	7,532,467
Yue Yuen Industrial Holdings, Ltd.	2,208,500	8,397,768

		86,103,083

ITALY — 1.4%
Atlantia SpA	559,450	17,665,498

JAPAN — 6.5%
Activia Properties, Inc. REIT	1,031	4,277,324
Advance Residence Investment Corp.	2,021	4,969,687
Daiwa House REIT Investment Corp.	2,095	5,013,930
GLP J - REIT	3,960	4,126,576
Hikari Tsushin, Inc.	88,800	11,123,173
Japan Prime Realty Investment Corp. REIT	1,428	4,769,937
Japan Real Estate Investment Corp. REIT	830	3,989,073
Japan Retail Fund Investment Corp. REIT	3,033	5,440,081
Kenedix Office Investment Corp. REIT	777	4,272,758
Lawson, Inc. (a)	203,100	13,441,967
Nippon Building Fund, Inc. REIT	837	4,171,430
Nippon Prologis REIT, Inc.	2,432	5,122,615
Orix JREIT, Inc. REIT	3,651	5,238,187
United Urban Investment Corp. REIT	3,806	5,572,148

		81,528,886

MALAYSIA — 2.7%
Gamuda Bhd	7,341,700	9,180,385

See accompanying notes to financial statements.

45

SPDR S&P International Dividend ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Public Bank Bhd	2,540,400	$12,297,401
Tenaga Nasional Bhd	3,549,600	12,037,957

		33,515,743

NEW ZEALAND — 0.9%
Spark New Zealand, Ltd.	4,374,197	11,541,692

PORTUGAL — 2.4%
EDP - Energias de Portugal SA	8,052,258	30,319,208

RUSSIA — 2.3%
Gazprom PJSC ADR	6,878,615	28,821,397

SINGAPORE — 3.2%
CapitaLand, Ltd.	3,422,900	9,023,883
Singapore Exchange, Ltd.	2,253,600	12,264,151
Singapore Telecommunications, Ltd.	6,755,400	18,306,913

		39,594,947

SOUTH AFRICA — 1.3%
AVI, Ltd.	929,485	6,739,240
Shoprite Holdings, Ltd.	652,908	10,004,083

		16,743,323

SPAIN — 5.0%
Enagas SA	848,731	23,905,273
Iberdrola SA	2,400,334	18,649,190
Red Electrica Corp. SA	928,960	19,526,279

		62,080,742

SWEDEN — 3.5%
ICA Gruppen AB	343,100	12,866,749
Intrum Justitia AB (a)	361,711	12,762,595
Skanska AB Class B	755,475	17,465,330

		43,094,674

SWITZERLAND — 9.9%
Baloise Holding AG	94,296	14,929,875
Helvetia Holding AG	21,216	11,533,295
Nestle SA	134,105	11,240,094
PSP Swiss Property AG	107,986	9,954,890
Roche Holding AG Bearer Shares	34,251	8,725,580
Schindler Holding AG	48,009	10,612,986
Swiss Prime Site AG (b)	148,387	13,349,616

See accompanying notes to financial statements.

46

SPDR S&P International Dividend ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Swiss Re AG	249,083	$22,576,043
Swisscom AG	40,922	20,985,424

		123,907,803

TAIWAN — 2.0%
Hua Nan Financial Holdings Co., Ltd.	13,730,350	7,448,366
Taiwan Mobile Co., Ltd.	4,961,000	17,668,777

		25,117,143

THAILAND — 1.3%
Bangkok Bank PCL (c)	210,800	1,178,837
Bangkok Bank PCL (c)	2,348,072	13,729,356
Bangkok Bank PCL NVDR	198,100	1,107,816

		16,016,009

UNITED KINGDOM — 13.9%
Diageo PLC	378,084	12,442,997
Experian PLC	563,153	11,325,756
Imperial Brands PLC	427,402	18,257,814
Kingfisher PLC	3,734,889	14,957,575
National Grid PLC	1,599,083	19,836,455
Pennon Group PLC	1,648,151	17,623,594
RELX PLC	429,870	9,441,152
Segro PLC REIT	706,061	5,077,456
SSE PLC	1,376,101	25,792,051
Ultra Electronics Holdings PLC	269,999	6,513,149
United Utilities Group PLC	1,639,105	18,791,351
WPP PLC	723,609	13,445,993

		173,505,343

TOTAL COMMON STOCKS (Cost $1,201,686,140)		1,245,067,806

SHORT-TERM INVESTMENTS — 0.1%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (d) (e)	870,594	870,594
State Street Navigator Securities Lending Government Money Market Portfolio (d) (f)	513,248	513,248

TOTAL SHORT-TERM INVESTMENTS (Cost $1,383,842)		1,383,842

TOTAL INVESTMENTS — 99.6% (Cost $1,203,069,982)		1,246,451,648

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		5,509,914

NET ASSETS — 100.0%		$1,251,961,562

See accompanying notes to financial statements.

47

SPDR S&P International Dividend ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

(a)	All or a portion of the shares of the security are on loan at September 30, 2017.
(b)	Non-income producing security.
(c)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at September 30, 2017.
(f)	Investment of cash collateral for securities loaned.

ADR	=	American Depositary Receipt
NVDR	=	Non Voting Depositary Receipt
REIT	=	Real Estate Investment Trust

See accompanying notes to financial statements.

48

SPDR S&P International Dividend ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$144,365,402	$—	$—	$144,365,402
Belgium	10,349,789	—	—	10,349,789
Canada	179,200,255	—	—	179,200,255
Finland	15,330,429	—	—	15,330,429
France	28,984,573	—	—	28,984,573
Germany	77,281,867	—	—	77,281,867
Hong Kong	86,103,083	—	—	86,103,083
Italy	17,665,498	—	—	17,665,498
Japan	81,528,886	—	—	81,528,886
Malaysia	33,515,743	—	—	33,515,743
New Zealand	11,541,692	—	—	11,541,692
Portugal	30,319,208	—	—	30,319,208
Russia	28,821,397	—	—	28,821,397
Singapore	39,594,947	—	—	39,594,947
South Africa	16,743,323	—	—	16,743,323
Spain	62,080,742	—	—	62,080,742
Sweden	43,094,674	—	—	43,094,674
Switzerland	123,907,803	—	—	123,907,803
Taiwan	25,117,143	—	—	25,117,143
Thailand	16,016,009	—	—	16,016,009
United Kingdom	173,505,343	—	—	173,505,343
Short-Term Investments	1,383,842	—	—	1,383,842

TOTAL INVESTMENTS	$1,246,451,648	$—	$—	$1,246,451,648

See accompanying notes to financial statements.

49

SPDR S&P International Dividend ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	34,299	$34,299	$957	$35,256	$—	$—	—	$—	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	94,096,970	93,226,376	—	—	870,594	870,594	11,710
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	92,524,112	92,524,112	—	—	—	—	6,955
State Street Navigator Securities Lending Government Money Market Portfolio*	85,141,270	85,141,270	547,348,412	631,976,434	—	—	513,248	513,248	523,392

Total		$85,175,569	$733,970,451	$817,762,178	$—	$—		$1,383,842	$542,057

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

50

SPDR INDEX SHARES FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2017

	SPDR EURO STOXX 50 ETF	SPDR MSCI ACWI ex-US ETF
ASSETS
Investments in unaffiliated issuers, at value* (Note 2)	$4,547,254,361	$1,451,748,196
Investments in affiliated issuers, at value (Notes 2 and 3)	2,820,768	20,992,906

Total Investments	4,550,075,129	1,472,741,102
Foreign currency, at value	3,760,253	6,093,734
Cash	1	—
Receivable for investments sold	—	31,705
Receivable for fund shares sold	24,490,982	—
Dividends receivable — unaffiliated issuers (Note 2)	2,795,676	3,411,547
Dividends receivable — affiliated issuers (Notes 2 and 3)	3,743	1,008
Securities lending income receivable — unaffiliated issuers (Note 8)	1,371	4,945
Securities lending income receivable — affiliated issuers (Notes 3 and 8)	6,495	12,966
Receivable from Adviser (Note 3)	—	160,306
Receivable for foreign taxes recoverable	4,816,705	305,845
Other Receivable	30,970	3,519

TOTAL ASSETS	4,585,981,325	1,482,766,677

LIABILITIES
Due to custodian (Note 3)	—	3,358
Payable upon return of securities loaned	2,656,640	19,433,641
Payable for investments purchased	24,491,789	215,869
Deferred foreign taxes payable	—	140,261
Advisory fee payable (Note 3)	3,161,517	1,198,384
Trustees’ fees and expenses payable (Note 4)	4,321	592

TOTAL LIABILITIES	30,314,267	20,992,105

NET ASSETS	$4,555,667,058	$1,461,774,572

NET ASSETS CONSIST OF:
Paid-in Capital (Note 6)	$4,638,204,827	$1,452,200,915
Undistributed (distribution in excess of) net investment income (loss)	—	9,518,243
Accumulated net realized gain (loss) on investments and foreign currency transactions	(368,245,513)	(100,969,882)
Net unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers**	285,392,868	101,002,664
Foreign currency translations	314,876	22,632

NET ASSETS	$4,555,667,058	$1,461,774,572

NET ASSET VALUE PER SHARE
Net asset value per share	$41.30	$37.67

Shares outstanding (unlimited amount authorized, $0.01 par value)	110,300,967	38,800,000

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$4,261,861,493	$1,350,605,271
Investments in affiliated issuers	2,820,768	20,992,906

Total cost of investments	$4,264,682,261	$1,371,598,177

Foreign currency, at cost	$3,787,872	$6,098,006

* Includes investments in securities on loan, at value	$2,433,203	$49,186,246

** Includes deferred foreign taxes	$—	$140,261

See accompanying notes to financial statements.

51

SPDR INDEX SHARES FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (continued)

September 30, 2017

SPDR S&P International Dividend ETF
ASSETS
Investments in unaffiliated issuers, at value* (Note 2)	$1,245,067,806
Investments in affiliated issuers, at value (Notes 2 and 3)	1,383,842

Total Investments	1,246,451,648
Foreign currency, at value	2,880,257
Cash	27
Receivable for fund shares sold	4,003,325
Dividends receivable — unaffiliated issuers (Note 2)	3,555,006
Dividends receivable — affiliated issuers (Notes 2 and 3)	3,637
Securities lending income receivable — unaffiliated issuers (Note 8)	36,510
Securities lending income receivable — affiliated issuers (Notes 3 and 8)	16,994
Receivable for foreign taxes recoverable	558,662

TOTAL ASSETS	1,257,506,066

LIABILITIES
Payable upon return of securities loaned	513,248
Payable for investments purchased	3,629,954
Advisory fee payable (Note 3)	1,400,051
Trustees’ fees and expenses payable (Note 4)	1,251

TOTAL LIABILITIES	5,544,504

NET ASSETS	$1,251,961,562

NET ASSETS CONSIST OF:
Paid-in Capital (Note 6)	$1,629,444,114
Undistributed (distribution in excess of) net investment income (loss)	5,335,031
Accumulated net realized gain (loss) on investments and foreign currency transactions	(426,162,008)
Net unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	43,381,666
Foreign currency translations	(37,241)

NET ASSETS	$1,251,961,562

NET ASSET VALUE PER SHARE
Net asset value per share	$40.25

Shares outstanding (unlimited amount authorized, $0.01 par value)	31,101,326

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$1,201,686,140
Investments in affiliated issuers	1,383,842

Total cost of investments	$1,203,069,982

Foreign currency, at cost	$2,892,049

* Includes investments in securities on loan, at value	$12,121,687

See accompanying notes to financial statements.

52

SPDR INDEX SHARES FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2017

	SPDR EURO STOXX 50 ETF	SPDR MSCI ACWI ex-US ETF
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$104,965,185	$33,790,399
Dividend income — affiliated issuers (Notes 2 and 3)	21,344	12,296
Dividend income — non-cash transactions	6,425,133	4,342,554
Unaffiliated securities lending income (Note 8)	129,371	83,850
Affiliated securities lending income (Notes 3 and 8)	1,560,906	252,683
Foreign taxes withheld	(14,712,714)	(4,455,437)

TOTAL INVESTMENT INCOME (LOSS)	98,389,225	34,026,345

EXPENSES
Advisory fee (Note 3)	9,129,597	3,960,041
Trustees’ fees and expenses (Note 4)	48,315	17,480
Miscellaneous expenses	42,922	14,698

TOTAL EXPENSES	9,220,834	3,992,219

Expenses waived/reimbursed by the Adviser (Note 3)	—	(496,100)

NET EXPENSES	9,220,834	3,496,119

NET INVESTMENT INCOME (LOSS)	89,168,391	30,530,226

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(30,730,944)	(2,568,713)
In-kind redemptions — unaffiliated issuers	(17,150,660)	—
Foreign currency transactions	393,041	(111,245)

Net realized gain (loss)	(47,488,563)	(2,679,958)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers*	767,294,458	194,865,923
Foreign currency translations	350,971	49,345

Net change in unrealized appreciation/depreciation	767,645,429	194,915,268

NET REALIZED AND UNREALIZED GAIN (LOSS)	720,156,866	192,235,310

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$809,325,257	$222,765,536

* Includes foreign deferred taxes	$—	$8,135

See accompanying notes to financial statements.

53

SPDR INDEX SHARES FUNDS

STATEMENTS OF OPERATIONS (continued)

For the Year Ended September 30, 2017

SPDR S&P International Dividend ETF
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$49,623,290
Dividend income — affiliated issuers (Notes 2 and 3)	18,665
Dividend income — non-cash transactions	4,456,026
Unaffiliated securities lending income (Note 8)	196,921
Affiliated securities lending income (Notes 3 and 8)	523,392
Foreign taxes withheld	(5,382,127)

TOTAL INVESTMENT INCOME (LOSS)	49,436,167

EXPENSES
Advisory fee (Note 3)	5,054,474
Trustees’ fees and expenses (Note 4)	18,806
Miscellaneous expenses	32,794

TOTAL EXPENSES	5,106,074

NET EXPENSES	5,106,074

NET INVESTMENT INCOME (LOSS)	44,330,093

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers*	66,345,960
In-kind redemptions — unaffiliated issuers	11,028,129
Foreign currency transactions	89,951

Net realized gain (loss)	77,464,040

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers**	45,346,291
Foreign currency translations	(9,917)

Net change in unrealized appreciation/depreciation	45,336,374

NET REALIZED AND UNREALIZED GAIN (LOSS)	122,800,414

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$167,130,507

* Includes foreign capital gain taxes	$(61,846)

** Includes foreign deferred taxes	$7,238

See accompanying notes to financial statements.

54

SPDR INDEX SHARES FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	SPDR EURO STOXX 50 ETF
	Year Ended 9/30/17	Year Ended 9/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$89,168,391	$104,577,239
Net realized gain (loss)	(47,488,563)	(195,079,777)
Net change in unrealized appreciation/depreciation	767,645,429	73,088,643

Net increase (decrease) in net assets resulting from operations	809,325,257	(17,413,895)

Net equalization credits and charges (Note 2)	11,045,586	(5,772,043)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(96,010,453)	(104,977,475)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	1,783,480,945	221,677,717
Cost of shares redeemed	(479,844,142)	(1,604,991,739)
Net income equalization (Note 2)	(11,045,586)	5,772,043

Net increase (decrease) in net assets from beneficial interest transactions	1,292,591,217	(1,377,541,979)

Net increase (decrease) in net assets during the period	2,016,951,607	(1,505,705,392)
Net assets at beginning of period	2,538,715,451	4,044,420,843

NET ASSETS AT END OF PERIOD	$4,555,667,058	$2,538,715,451

SHARES OF BENEFICIAL INTEREST:
Shares sold	46,900,000	7,350,000
Shares redeemed	(14,100,000)	(49,600,000)

Net increase (decrease)	32,800,000	(42,250,000)

See accompanying notes to financial statements.

55

SPDR INDEX SHARES FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR MSCI ACWI ex-US ETF
	Year Ended 9/30/17	Year Ended 9/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$30,530,226	$21,504,119
Net realized gain (loss)	(2,679,958)	(15,298,989)
Net change in unrealized appreciation/depreciation	194,915,268	55,379,547

Net increase (decrease) in net assets resulting from operations	222,765,536	61,584,677

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(27,970,511)	(21,463,385)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	419,780,280	212,231,021
Cost of shares redeemed	—	(120,364,715)
Other capital (Note 6)	(99,689)	—

Net increase (decrease) in net assets from beneficial interest transactions	419,680,591	91,866,306

Net increase (decrease) in net assets during the period	614,475,616	131,987,598
Net assets at beginning of period	847,298,956	715,311,358

NET ASSETS AT END OF PERIOD	$1,461,774,572	$847,298,956

Undistributed (distribution in excess of) net investment income (loss)	$9,518,243	$6,930,019

SHARES OF BENEFICIAL INTEREST:
Shares sold	12,600,000	6,800,000
Shares redeemed	—	(4,200,000)

Net increase (decrease)	12,600,000	2,600,000

See accompanying notes to financial statements.

56

SPDR INDEX SHARES FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P International Dividend ETF
	Year Ended 9/30/17	Year Ended 9/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$44,330,093	$43,644,772
Net realized gain (loss)	77,464,040	(135,946,162)
Net change in unrealized appreciation/depreciation	45,336,374	209,134,151

Net increase (decrease) in net assets resulting from operations	167,130,507	116,832,761

Net equalization credits and charges (Note 2)	(211,475)	1,385,049

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(58,780,820)	(43,184,596)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	226,668,368	120,199,049
Cost of shares redeemed	(93,577,293)	(157,754,804)
Net income equalization (Note 2)	211,475	(1,385,049)
Other capital (Note 6)	12,771	—

Net increase (decrease) in net assets from beneficial interest transactions	133,315,321	(38,940,804)

Net increase (decrease) in net assets during the period	241,453,533	36,092,410
Net assets at beginning of period	1,010,508,029	974,415,619

NET ASSETS AT END OF PERIOD	$1,251,961,562	$1,010,508,029

Undistributed (distribution in excess of) net investment income (loss)	$5,335,031	$7,669,747

SHARES OF BENEFICIAL INTEREST:
Shares sold	5,950,000	3,400,000
Shares redeemed	(2,450,000)	(4,500,000)

Net increase (decrease)	3,500,000	(1,100,000)

See accompanying notes to financial statements.

57

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	SPDR EURO STOXX 50 ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$32.76	$33.77	$39.88	$38.33	$30.96

Income (loss) from investment operations:
Net investment income (loss) (a)	1.04	1.05	1.20	1.32	1.19
Net realized and unrealized gain (loss) (b)	8.34	(0.83)	(6.11)	1.46	7.19

Total from investment operations	9.38	0.22	(4.91)	2.78	8.38

Net equalization credits and charges (a)	0.13	(0.06)	(0.01)	0.06	0.13

Distributions to shareholders from:
Net investment income	(0.97)	(1.17)	(1.19)	(1.29)	(1.14)

Net asset value, end of period	$41.30	$32.76	$33.77	$39.88	$38.33

Total return (c)	29.30%	0.62%	(12.60)%	7.20%	28.10	%(d)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$4,555,667	$2,538,715	$4,044,421	$4,949,488	$3,285,263
Ratios to average net assets:
Total expenses	0.29%	0.29%	0.29%	0.29%	0.29%
Net investment income (loss)	2.83%	3.13%	3.16%	3.16%	3.43%
Portfolio turnover rate (e)	4%	7%	6%	6%	8%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(d)	If the Adviser had not made a contribution during the period ended September 30, 2013, the total return would have remained 28.10%.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

58

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR MSCI ACWI ex-US ETF
	Year Ended 9/30/17		Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$32.34		$30.31	$35.09	$34.29	$30.49

Income (loss) from investment operations:
Net investment income (loss) (a)	0.90		0.87	0.94	1.17	0.90
Net realized and unrealized gain (loss) (b)	5.22		2.00	(4.92)	0.72	3.88

Total from investment operations	6.12		2.87	(3.98)	1.89	4.78

Other capital	(0.00	)(c)	—	—	—	—

Distributions to shareholders from:
Net investment income	(0.79)		(0.84)	(0.80)	(1.09)	(0.98)

Net asset value, end of period	$37.67		$32.34	$30.31	$35.09	$34.29

Total return (d)	19.24%		9.66%	(11.58)%	5.43%	15.96%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,461,775		$847,299	$715,311	$575,494	$493,824
Ratios to average net assets:
Total expenses	0.34%		0.34%	0.34%	0.35%	0.34%
Net expenses	0.30%		0.30%	0.32%	0.35%	0.34%
Net investment income (loss)	2.62%		2.80%	2.74%	3.25%	2.76%
Portfolio turnover rate (e)	3%		7%	8%	3%	2%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

59

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P International Dividend ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$36.61	$33.95	$46.33	$46.60	$45.27

Income (loss) from investment operations:
Net investment income (loss) (a)	1.51	1.68	2.05	2.41	3.27
Net realized and unrealized gain (loss) (b)	4.13	2.56	(12.36)	(0.29)	1.20

Total from investment operations	5.64	4.24	(10.31)	2.12	4.47

Net equalization credits and charges (a)	(0.01)	0.05	(0.01)	0.03	0.00 (c)

Other capital	0.00 (c)	—	—	—	—

Distributions to shareholders from:
Net investment income	(1.99)	(1.63)	(2.06)	(2.42)	(3.14)

Net asset value, end of period	$40.25	$36.61	$33.95	$46.33	$46.60

Total return (d)	15.84%	12.98%	(22.86)%	4.43%	10.24%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,251,962	$1,010,508	$974,416	$1,450,114	$1,304,826
Ratios to average net assets:
Total expenses	0.45%	0.45%	0.46%	0.46%	0.45%
Net investment income (loss)	3.95%	4.81%	4.84%	4.96%	6.97%
Portfolio turnover rate (e)	122%	39%	76%	62%	121%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

60

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

1.	Organization

SPDR Index Shares Funds (the “Trust”), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of September 30, 2017, the Trust consists of thirty (30) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at $0.01 par value. The financial statements herein relate to the following series (each a “Fund”, and collectively, the “Funds”):

SPDR EURO STOXX 50 ETF

SPDR MSCI ACWI ex-US ETF

SPDR S&P International Dividend ETF

Each fund is classified as a non-diversified investment company under the 1940 Act.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

Each Fund’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is

61

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value each Fund’s investments by major category are as follows:

•	Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Funds’ underlying benchmarks. Various inputs are used in determining the value of the Funds’ investments.

The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

62

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2017, is disclosed in each Fund’s respective Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Funds had no material transfers between levels for the period ended September 30, 2017.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.

Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

Certain Funds invest in real estate investment trusts (“REITs”). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Funds’ policy is to record all REIT distributions initially as dividend income and re-designate the prior calendar year’s to return of capital or capital gain distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc’s. (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

63

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of September 30, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

As of August 17, 2017, SPDR MSCI ACWI ex-US ETF and SPDR S&P International Dividend ETF NAV’s were impacted by an adjustment to certain foreign tax accruals. The per share impacts on both funds were less than $0.005, on August 17, 2017.

Equalization

Certain Funds in the Trust follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

64

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

The following Funds utilized equalization during the period ended September 30, 2017:

SPDR EURO STOXX 50 ETF

SPDR S&P International Dividend ETF

Distributions

The SPDR EURO STOXX 50 ETF and the SPDR S&P International Dividend ETF declare and distribute from net investment income, if any, to its shareholders quarterly. The SPDR MSCI ACWI Ex-US ETF declares and distributes from net investment income, if any, to its shareholders semi-annually.

Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Fees and Transactions with Affiliates

Advisory Fee

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Funds, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid quarterly, based on a percentage of each Fund’s average daily net assets as shown in the following table:

Annual Rate
SPDR EURO STOXX 50 ETF	0.29%
SPDR MSCI ACWI ex-US ETF	0.34
SPDR S&P International Dividend ETF	0.45

The Adviser pays all operating expenses of each Fund other than management fee, distribution fee pursuant to each Fund’s Distribution and Service Plan, if any, brokerage expenses, taxes, interest, the fees and expenses of the Independent Trustees (including any Trustees’ counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

65

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

The Adviser has contractually agreed to waive its advisory fee and reimburse certain expenses, until January 31, 2018, so that the net annual Fund operating expenses of the SPDR MSCI ACWI ex-US ETF will be limited to 0.30% of the Fund’s average daily net assets before application of any fees and expenses not paid by the Adviser under the Investment Advisory Agreement. Such fees and expenses paid by the Adviser are limited to certain direct operating expenses of the Fund and, therefore, do not include the Fund’s acquired fund fees and expenses, if any. The contractual fee waiver does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver from year to year, but there is no guarantee that the Adviser will do so and after January 31, 2018, the waiver may be cancelled or modified at any time. The waiver and/or reimbursement may not be terminated prior to January 31, 2018 except with the approval of the Board. For the period ended September 30, 2017, SPDR MSCI ACWI ex-US ETF waived $496,100.

Administrator, Sub-Administrator, Custodian, and Transfer Agent Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

Distribution Fees

State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Trust. Effective May 1, 2017, the Distributor’s name changed from State Street Global Markets, LLC to State Street Global Advisors Funds Distributors, LLC.

Other Transactions with Affiliates — Securities Lending

State Street, an affiliate of the Funds, acts as the securities lending agent for the Funds, pursuant to an amended and restated securities lending authorization agreement dated January 6, 2017.

Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement): 85% payable to the Fund, and 15% payable to State Street.

In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, an affiliated money market fund, for which SSGA FM serves as investment adviser. See Note 8 for additional information regarding securities lending.

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September 30, 2017

Other Transactions with Affiliates

The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended September 30, 2017, are disclosed in the Schedules of Investments.

Due to Custodian

In certain circumstances, the Funds may have cash overdraft with the custodian. The Due to Custodian amount, if any, reflects cash overdrawn with State Street as custodian who is an affiliate of the Funds. The SPDR MSCI ACWI ex-US ETF had a cash overdraft due to an investment related expense payment.

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the period ended September 30, 2017, were as follows:

	Purchases	Sales
SPDR EURO STOXX 50 ETF	$115,792,401	$136,863,192
SPDR MSCI ACWI ex-US ETF	63,733,828	33,702,287
SPDR S&P International Dividend ETF	1,373,163,238	1,370,228,373

For the period ended September 30, 2017, the following Funds had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:

	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
SPDR EURO STOXX 50 ETF	$1,779,914,449	$476,005,966	$(17,150,660)
SPDR MSCI ACWI ex-US ETF	392,032,603	—	—

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September 30, 2017

	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
SPDR S&P International Dividend ETF	$204,361,605	$89,620,279	$11,028,129

6.	Shareholder Transactions

Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes on Net Assets.

7.	Income Tax Information

The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed each Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax

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September 30, 2017

differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, expiration of capital loss carryforwards, in-kind transactions, foreign currencies, passive foreign investment companies, wash sale loss deferrals, non-deductible excise tax and capital gain tax. In addition, certain Funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the year ended September 30, 2017, was as follows:

	Ordinary Income	Total
SPDR EURO STOXX 50 ETF	$96,010,453	$96,010,453
SPDR MSCI ACWI ex-US ETF	27,970,511	27,970,511
SPDR S&P International Dividend ETF	58,780,820	58,780,820

The tax character of distributions paid during the year ended September 30, 2016, was as follows:

	Ordinary Income	Total
SPDR EURO STOXX 50 ETF	$104,977,475	$104,977,475
SPDR MSCI ACWI ex-US ETF	21,463,385	21,463,385
SPDR S&P International Dividend ETF	43,184,596	43,184,596

At September 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses*	Total
SPDR EURO STOXX 50 ETF	$—	$(365,700,572)	$—	$283,162,803	$—	$(82,537,769)
SPDR MSCI ACWI ex-US ETF	13,123,732	(99,184,558)	—	95,634,478	—	9,573,652

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September 30, 2017

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses*	Total
SPDR S&P International Dividend ETF	$6,642,719	$(425,210,816)	$—	$41,085,546	$—	(377,482,551)

*	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of September 30, 2017, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Expiring 2018	Expiring 2019	Non-Expiring Short Term**	Non-Expiring Long Term**
SPDR EURO STOXX 50 ETF	$14,945,357	$8,709,645	$38,250,695	$303,794,875
SPDR MSCI ACWI ex-US ETF	36,957,682	2,453,209	7,376,864	52,396,803
SPDR S&P International Dividend ETF	13,759,514	—	149,817,841	261,633,461

**	Must be utilized prior to losses subject to expiration.

As of September 30, 2017, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR EURO STOXX 50 ETF	$4,267,227,202	$450,172,190	$167,324,263	$282,847,927
SPDR MSCI ACWI ex-US ETF	1,376,988,981	192,822,041	97,069,920	95,752,121
SPDR S&P International Dividend ETF	1,205,328,860	65,724,703	24,601,915	41,122,788

8.	Securities Lending

Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to

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September 30, 2017

each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.

The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.

The market value of securities on loan as of September 30, 2017, and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of September 30, 2017:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non Cash Collateral Received*	Total Collateral Received
SPDR EURO STOXX 50 ETF	$2,433,203	$2,656,640	$—	$2,656,640
SPDR MSCI ACWI ex-US ETF	49,186,246	19,433,641	31,800,235	51,233,876
SPDR S&P International Dividend ETF	12,121,687	513,248	11,924,542	12,437,790

*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.

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September 30, 2017

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of September 30, 2017:

		Remaining Contractual Maturity of the Agreements As of September 30, 2017
Fund	Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions
SPDR EURO STOXX 50 ETF	Common Stocks	$2,656,640	$—	$—	$—	$2,656,640	$2,656,640
SPDR MSCI ACWI ex-US ETF	Common Stocks	19,433,641	—	—	—	19,433,641	19,433,641
SPDR S&P International Dividend ETF	Common Stocks	513,248	—	—	—	513,248	513,248

9.	Line of Credit

Certain Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2017 unless extended or renewed. Prior to October 13, 2016, the participants could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements.

The following funds participate in the credit facility:

SPDR MSCI ACWI ex-US ETF

SPDR S&P International Dividend ETF

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses paid by the Adviser. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. Prior to October 13, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

Effective October 12, 2017, the Agreement was renewed, and as a result, the Funds and other affiliated Funds participate in a $500 million revolving credit facility.

The Funds had no outstanding loans as of September 30, 2017.

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September 30, 2017

10.	Risks

Concentration Risk

As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if the Funds were more broadly diversified.

Foreign and Emerging Markets Risk

Investing in foreign markets involve risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Funds invest. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of the SPDR Index Shares Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the three funds, listed in Note 1, (each a “Fund”) as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopersLLP

Boston, Massachusetts

November 21, 2017

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OTHER INFORMATION

September 30, 2017 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2017 to September 30, 2017.

The table below illustrates your Fund’s cost in two ways:

Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

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OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

	SPDR EURO STOXX 50 ETF	SPDR MSCI ACWI ex-US ETF	SPDR S&P International Dividend ETF
Annualized Expense Ratio	0.29%	0.30%	0.46%
Actual:
Ending Account Value	$1,157.50	$1,122.70	$1,085.20
Expenses Paid During Period(a)	1.57	1.60	2.40
Hypothetical (assuming a 5% return before expenses):
Ending Account Value	1,023.60	1,023.60	1,022.80
Expenses Paid During Period(a)	1.47	1.52	2.33

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 183, then divided by 365.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2017.

Dividends Received Deduction

Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2017 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

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OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Foreign Tax Credit

The Trust has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by a Fund to its shareholders. For the year ended September 30, 2017, the total amount of foreign taxes that will be passed through are:

Amount
SPDR EURO STOXX 50 ETF	$9,826,313
SPDR MSCI ACWI ex-US ETF	2,613,954
SPDR S&P International Dividend ETF	3,221,384

The amount of foreign source income earned on the following Funds during the year ended September 30, 2017 were as follows:

Amount
SPDR EURO STOXX 50 ETF	$111,411,662
SPDR MSCI ACWI ex-US ETF	38,145,249
SPDR S&P International Dividend ETF	54,097,981

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC’s website, at www.sec.gov.

Information regarding how the investment adviser voted for the most recent period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Funds’ website at www.spdrs.com.

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OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Approval of Advisory Agreement

At an in-person meeting held prior to September 30, 2017, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the operational series of the Trust (collectively, the “Current ETFs”) and to continue the Agreement with respect to the previously approved non-operational series of the Trust (together with the Current ETFs, the “SPDR ETFs”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately with their independent legal counsel to consider the Agreement.

In evaluating the Agreement, the Board drew on materials provided to them by SSGA FM, the Trust’s investment adviser and administrator, and other materials provided by State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”). In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the SPDR ETFs under the Agreement, (ii) investment performance of the Current ETFs, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the SPDR ETFs grow.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of each of the SPDR ETFs in accordance with each SPDR ETF’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the SPDR ETFs as exchange-traded funds and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the SPDR ETFs. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each SPDR ETF’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset

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OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for indexed products generally and exchange-traded funds in particular. The Board specifically considered the Adviser’s experience in managing equity exchange-traded funds with index-based investment objectives and in overseeing third-party sub-advisers, as applicable.

Investment Performance

The Board then reviewed the Current ETFs’ performance, noting that the distinctive indexed investment objective of each of the Current ETFs made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively-managed funds. Instead, the Board focused on the extent to which each Current ETF achieved its objective as a passively-managed index fund. The Board reviewed information regarding the Current ETFs’ index tracking, noting that each Current ETF satisfactorily tracked its benchmark index.

Profits Realized by the Adviser

The Board considered the profitability of the advisory arrangement with the Current ETFs to the Adviser, including data on the Current ETFs’ historical profitability to the Adviser. The Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations and determined that these methodologies were reasonable.

Fees Charged to Comparable Funds

The Board evaluated each SPDR ETF’s unitary fee through review of comparative information with respect to fees paid by similar funds – i.e., exchange-traded funds tracking similar equity indexes. The Board reviewed the universe of similar exchange-traded funds for each SPDR ETF based upon data independently obtained from Broadridge Financial Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds. In doing so, the Board used a fund by fund analysis of the data.

Other Benefits

The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.

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Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies that may result as each SPDR ETF’s assets grow in size. The Board noted that the Agreement did not provide for breakpoints in each SPDR ETF’s advisory fee rates as assets of a SPDR ETF increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the SPDR ETFs by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the SPDR ETFs from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the SPDR ETFs grow in size and assess whether fee breakpoints may be warranted.

Conclusion

The Board, including the Independent Trustees voting separately, approved the Agreement for each SPDR ETF after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the Agreement were as follows: (a) the nature and extent of the services provided by the Adviser with respect to the SPDR ETFs were appropriate; (b) the performance and, more importantly, the index tracking, of each Current ETF had been satisfactory; (c) the Adviser’s unitary fee for each SPDR ETF, considered in relation to services provided and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trust’s relationships with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) fees paid to the Adviser adequately shared the economies of scale with respect to the Current ETFs by way of the relatively low fee structure of the Trust.

Approval of State Street Global Advisors Asia Limited Sub-Advisory Agreement

At an in-person meeting held prior to September 30, 2017, the Board also evaluated a proposal to continue the Sub-Advisory Agreement (the “SSGA Asia Limited Sub-Advisory Agreement”) between the Adviser and State Street Global Advisors Asia Limited (“SSGA Asia Limited”), an affiliate of the Adviser, with respect to the SPDR MSCI China A Shares IMI ETF (the “Fund”), which is sub-advised by SSGA Asia Limited. The Independent Trustees also met separately with their independent legal counsel to consider the SSGA Asia Limited Sub-Advisory Agreement.

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OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

In evaluating the SSGA Asia Limited Sub-Advisory Agreement, the Board drew on materials provided to them by SSGA Asia Limited and the Adviser. In deciding whether to approve the SSGA Asia Limited Sub-Advisory Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by SSGA Asia Limited with respect to the Fund under the SSGA Asia Limited Sub-Advisory Agreement and (ii) investment performance of the Fund. The Board was informed of the portion of the current advisory fee that the Adviser would pay to SSGA Asia Limited under the SSGA Asia Limited Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the Fund.

The Board considered the background and experience of SSGA Asia Limited’s senior management and, in particular, SSGA Asia Limited’s experience in investing in Asian equity securities. The Board reviewed the Fund’s performance, noting that the Fund tracked its benchmark index. The Board also considered the unitary fee paid to the Adviser by the Fund and SSGA Asia Limited’s fees paid by the Adviser. The Board also considered whether SSGA Asia Limited benefited in other ways from its relationship with the Trust.

The Board, including the Independent Trustees voting separately, approved the SSGA Asia Limited Sub-Advisory Agreement for the Fund after weighing the foregoing factors as well as the relevant factors discussed in relation to the Agreement between the Trust and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the SSGA Asia Limited Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by SSGA Asia Limited with respect to the Fund were appropriate; (b) the performance and, more importantly, the index tracking, of the Fund had been satisfactory; (c) SSGA Asia Limited’s fees for the Fund and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to SSGA Asia Limited were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to SSGA Asia Limited adequately shared the economies of scale with the Fund by way of the relatively low fee structure of the Trust.

82

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

TRUSTEES AND OFFICERS

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
FRANK NESVET c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Retired.	148	None.

DAVID M. KELLY c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee	Term: Unlimited Served: since September 2000	Retired.	148	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired).

BONNY EUGENIA BOATMAN c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired.	148	None.

DWIGHT D. CHURCHILL c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	148	Affiliated Managers Group, Inc. (Director).

CARL G. VERBONCOEUR c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	148	The Motley Fool Funds Trust (Trustee).

83

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Executive Vice President, State Street Global Advisors (2006-present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017- present); Director, State Street Global Markets, LLC (2013-April 2017); President, SSGA Funds Management, Inc. (2005-2012); Principal, State Street Global Advisors (2000 -2005).	234	SSGA SPDR ETFs Europe I plc (Director) (November 2016- present); SSGA SPDR ETFs Europe II plc (Director) (November 2016- present).

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

84

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).

BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).

ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012; Term: Unlimited Served: since April 2015	Chief Operating Officer, SSGA Funds Management, Inc. (2005 - Present)*; Managing Director, State Street Global Advisors (2005 - present).*

MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Managing Director, State Street Global Advisors (2005 - present).*

JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Managing Director and Managing Counsel, State Street Global Advisors (2011 - present); Clerk, SSGA Funds Management, Inc. (2013 - present); Associate, Financial Services Group, Dechert LLP (2006 - 2011).

JESSE D. HALLEE State Street Bank and Trust Company One Hundred Summer Street, SUM0703 Boston, MA 02111 1967	Secretary	Term: Unlimited Served: since August 2017	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007- 2013).**

85

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*

DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).

ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: Since August 2017	Vice President at State Street Global Advisors (July 2016 – present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).

SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 - present); Assistant Director, Cambridge Associates, LLC (July 2014 - January 2015); Vice President, Bank of New York Mellon (July 2012 - August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 - July 2012).

DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 - present).*

DANIEL G. PLOURDE SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1980	Assistant Treasurer	Term: Unlimited Served: since May 2017	Assistant Vice President, SSGA Funds Management, Inc. (May 2015 - present); Officer, State Street Bank and Trust Company (March 2009 - May 2015).

86

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer; Anti- Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 -2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

The Trust’s Statement of Additional Information (SAI) includes additional information about Funds’ directors and is available, without charge, upon request and by calling 1-866-787-2257.

87

SPDR® Index Shares Funds

SPDR Index Shares Funds

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Investment Manager and

Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Distributor

State Street Global Advisors Funds

Distributors, LLC

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator

and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

101 Seaport Boulevard

Suite 500

Boston, MA 02210

Fund Shares are distributed by State Street Global Advisors Funds Distributors, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Advisors Funds Distributors, LLC; member FINRA, SIPC.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

SPDR® Index Shares Funds

For more complete information, please call 866.787.2257 or visit spdrs.com today.

ssga.com | spdrs.com

The Funds are not sponsored, endorsed, sold, or promoted by Stoxx, S&P Dow Jones Indices LLC, MSCI Inc., and Russell Investment Group. Neither do these companies make any representation regarding the advisability of investing in the Funds. The Funds are distributed by State Street Global Advisors Funds Distributors, LLC, an indirect wholly-owned subsidiary of State Street Corporation. State Street Global Advisors Funds Distributors, LLC is a member of FINRA, SIPC. References to State Street may include State Street Corporation and its affiliates. Shares of the Funds are not insured by the FDIC or by another governmental agency; they are not obligations of the FDIC nor are they deposits or obligations of or guaranteed by State Street Bank and Trust Company. Fund shares are subject to investment risks, including possible loss of the principal invested. The Funds pay State Street for its services as investment advisor, custodian, sub-administrator, securities lending agent, transfer agent and shareholder servicing agent

Standard & Poor’s®, S&P® and SPDR® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.

Distributor: State Street Global Advisors Funds Distributors, LLC, member FINRA, SIPC, an indirect wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs.

Before investing, consider the funds’ investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 1-866-787-2257 or visit www.spdrs.com. Read it carefully.

Not FDIC Insured ● No Bank Guarantee ● May Lose Value

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

State Street Global Advisors IBG - 25721	© 2017 State Street Corporation - All Rights Reserved 0515 Exp. Date: 11/30/2018 SPDRISIAR

Annual Report

September 30, 2017

SPDR® Index Shares Funds

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

NOTES TO PERFORMANCE SUMMARY (UNAUDITED)

The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

The S&P Emerging BMI Index is a market capitalization weighted index designed to define and measure the investable universe of publicly traded companies domiciled in emerging markets. The S&P Emerging BMI Index is “float-adjusted”, meaning that only those shares publicly available to investors are included in the Index calculation.

The S&P Developed Ex-U.S. BMI Index is a market capitalization weighted index designed to define and measure the investable universe of publicly traded companies domiciled in developed countries outside the United States. The S&P Developed Ex-U.S. BMI Index is “float-adjusted”, meaning that only those shares publicly available to investors are included in the Index calculation.

1

SPDR PORTFOLIO EMERGING MARKETS ETF

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

(UNAUDITED)

The SPDR Portfolio Emerging Markets ETF (the “Fund”)* seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index upon the emerging markets of the world. The Fund’s benchmark is the S&P Emerging BMI Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 21.36%, and the Index was 21.92%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, cumulative security misweights and the fund’s cash position contributed to the difference between the Fund’s performance and that of the Index.

During the prior twelve months, there has been a continued general lessening of geopolitical tensions which has had a positive impact on this Fund’s return. Though there have certainly been some flash points, most notably North Korea’s continued pursuit of advanced nuclear weapons. For non-geopolitical issues, accelerated GDP growth has allayed many of the fears regarding a hard landing for the Chinese economy. This was not unique as the emerging markets in general have seen better growth during the prior twelve months. Additionally, these markets have been helped by a slower than anticipated moving Federal Reserve. This is particularly helpful for many of the Emerging Market countries due to the propensity to have borrowed in US Dollars which has led to reductions in both debt servicing concerns and capital outflows. In general, the environment of accommodative Central Banks has buoyed this fund’s returns. Finally, many of the emerging market countries have been positively impacted by stabilizing commodity prices.

The Fund invested in futures to achieve the desired exposure during the Reporting Period. This investment was not material to the fund.

On an individual security level, the top positive contributors to the Fund’s performance were Tencent Holdings Ltd., Alibaba Group Holding Ltd. ADR, and Taiwan Semiconductor Manufacturing Co., Ltd. The top negative contributors to the Fund’s performance were Sun Pharamaceutical Industries, Ltd, Tata Motors Ltd. ADR, and China Mobile Ltd.

*	Prior to October 16, 2017, the SPDR Portfolio Emerging Markets ETF was known as SPDR S&P Emerging Markets ETF.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

2

SPDR PORTFOLIO EMERGING MARKETS ETF

PERFORMANCE SUMMARY (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P Emerging BMI Index	Net Asset Value	Market Value	S&P Emerging BMI Index
ONE YEAR	21.36%	21.11%	21.92%	21.36%	21.11%	21.92%
FIVE YEARS	24.25%	25.68%	26.42%	4.44%	4.68%	4.80%
TEN YEARS	20.16%	20.66%	20.93%	1.85%	1.90%	1.92%

Comparison of Change in Value of a $10,000 Investment

(Based on Net Asset Value)

Line graph is based on cumulative total return.

The total expense ratio for SPDR Portfolio Emerging Markets ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented June 30, 2017) was 0.59%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See ‘‘Notes to Performance Summary” on page 1 for more information.

3

SPDR PORTFOLIO EMERGING MARKETS ETF

PORTFOLIO STATISTICS (UNAUDITED)

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Tencent Holdings, Ltd.	4.8%
Alibaba Group Holding, Ltd. ADR	3.7
Taiwan Semiconductor Manufacturing Co., Ltd.	2.1
Naspers, Ltd.	1.8
China Construction Bank Corp.	1.6
Baidu, Inc. ADR	1.4
Industrial & Commercial Bank of China, Ltd.	1.1
China Mobile, Ltd.	1.1
Itau Unibanco Holding SA Preference Shares ADR	1.1
Housing Development Finance Corp., Ltd.	1.0
TOTAL	19.7%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Financials	24.0%
Information Technology	21.5
Consumer Discretionary	10.9
Energy	7.9
Materials	7.8
Consumer Staples	6.9
Industrials	6.3
Telecommunication Services	5.1
Real Estate	4.1
Utilities	2.7
Health Care	2.1
Short-Term Investments	1.5
Liabilities in Excess of Other Assets	(0.8)
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

4

SPDR PORTFOLIO WORLD EX-US ETF

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

(UNAUDITED)

The SPDR Portfolio World ex-US ETF (the “Fund”)* seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the developed world (ex-US) equity markets. The Fund’s benchmark is the S&P Developed Ex-U.S.BMI Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 18.75%, and the Index was 18.88%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash, security misweights, transaction costs and compounding (the exponential growth of outperformance or underperformance) also contributed to the difference between the Fund’s performance and that of the Index

Despite a rough start in the first quarter of the period with slightly negative returns, the Fund was able to bounce back the following three quarters and finished up with double digit positive performance. Initial start to the final quarter of 2016 was shadowed with doubts pertaining to the U.S. political election, but the trading days following the Trump victory saw a surprising but persistent rise in growth assets. The first quarter of 2017 witnessed an optimistic tone in all regional indices globally, largely on the back of growth expectations. In addition to an improving economic backdrop, European shares in the Fund benefitted from an easing of political uncertainty with the defeat of populist candidates in the Netherlands in February and in presidential polls in France that spanned April and May. The third quarter of 2017 also saw a positive performance for the Fund as markets continued to rally on back of strong retail sales and improved macroeconomic and manufacturing data.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Samsung Electronics Co., Ltd., HSBC Holdings PLC, and Banco Santander SA. The top negative contributors to the Fund’s performance were Anheuser-Busch InBev SA/NV, Shire PLC, and Teva Pharmaceutical Industries Ltd.

* Prior to October 16, 2017, the SPDR Portfolio World ex-US ETF was known as SPDR S&P World ex-US ETF.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

5

SPDR PORTFOLIO WORLD EX-US ETF

PERFORMANCE SUMMARY (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P Developed Ex-US BMI Index	Net Asset Value	Market Value	S&P Developed Ex-US BMI Index
ONE YEAR	18.75%	19.10%	18.88%	18.75%	19.10%	18.88%
FIVE YEARS	46.63%	47.47%	48.92%	7.96%	8.08%	8.29%
TEN YEARS	17.41%	17.85%	18.97%	1.62%	1.66%	1.75%

Comparison of Change in Value of a $10,000 Investment

(Based on Net Asset Value)

The total expense ratio for SPDR Portfolio World Ex-US ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented June 30, 2017) was 0.34%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See ‘‘Notes to Performance Summary’’ on page 1 for more information.

6

SPDR PORTFOLIO WORLD EX-US ETF

PORTFOLIO STATISTICS (UNAUDITED)

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Samsung Electronics Co., Ltd. GDR	1.3%
Nestle SA	1.3
Novartis AG	1.1
HSBC Holdings PLC	1.0
Roche Holding AG	0.9
Toyota Motor Corp.	0.9
British American Tobacco PLC	0.7
Royal Dutch Shell PLC	0.7
TOTAL SA	0.7
BP PLC	0.6
TOTAL	9.2%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Sector Breakdown as of September 30, 2017

% of Net Assets
Financials	21.0%
Industrials	14.5
Consumer Discretionary	12.0
Consumer Staples	10.0
Health Care	9.2
Information Technology	8.4
Materials	8.2
Energy	5.8
Real Estate	3.8
Telecommunication Services	3.5
Utilities	3.1
Short-Term Investments	2.4
Liabilities in Excess of Other Assets	(1.9)
TOTAL	100.0%

(The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time.)

7

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value
COMMON STOCKS — 99.3%
BRAZIL — 8.7%
Ambev SA ADR	568,929	$3,749,242
B2W Cia Digital (a)	10,229	68,363
B3 SA - Brasil Bolsa Balcao	223,459	1,691,935
Banco Bradesco SA Preference Shares ADR	485,145	5,370,555
Banco Bradesco SA	25,200	266,089
Banco do Brasil SA	105,290	1,161,697
Banco Pan SA Preference Shares (a)	43,930	26,110
Banco Santander Brasil SA	2,420	21,146
BB Seguridade Participacoes SA	69,838	632,111
BR Malls Participacoes SA	143,104	636,541
Bradespar SA Preference Shares	58,165	443,158
Brasil Brokers Participacoes SA (a)	22,191	8,699
Braskem SA Preference Shares ADR	22,505	601,784
BRF SA ADR (a) (b)	64,035	922,744
CCR SA	62,761	351,389
Centrais Eletricas Brasileiras SA ADR (a) (b)	72,081	446,902
Cia Brasileira de Distribuicao ADR (a)	28,474	673,980
Cia de Saneamento Basico do Estado de Sao Paulo	91,576	963,485
Cia Energetica de Minas Gerais ADR (b)	160,801	398,786
Cia Energetica de Sao Paulo Class B, Preference Shares	6,389	29,146
Cia Hering	5,036	45,295
Cia Siderurgica Nacional SA ADR (a) (b)	184,315	545,572
Cielo SA	129,816	902,061
Construtora Tenda SA (a)	730	3,789
Cosan Logistica SA (a)	5,233	14,807
Cosan SA Industria e Comercio	22,997	263,184
CPFL Energia SA	16,914	145,551
Cyrela Brazil Realty SA Empreendimentos e Participacoes	64,792	282,671
Duratex SA	49,508	148,220
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA Preference Shares	3,919	15,698
Embraer SA	98,966	559,727
Engie Brasil Energia SA	23,842	273,232
Estacio Participacoes SA	27,871	273,058
Eternit SA (a)	20,314	7,321
Fibria Celulose SA ADR	35,461	480,142
GAEC Educacao SA	3,234	23,617
Gafisa SA (a)	828	3,591
Gerdau SA ADR (b)	137,260	470,802
Hypermarcas SA	5,932	60,386
Itau Unibanco Holding SA Preference Shares ADR	438,050	6,001,285
Itausa - Investimentos Itau SA Preference Shares	593,861	2,070,811

See accompanying notes to financial statements.

8

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Itausa - Investimentos Itau SA	55,084	$182,676
JBS SA	45,724	122,869
Kepler Weber SA (a)	2,407	17,274
Klabin SA	18,868	109,457
Kroton Educacional SA	138,093	875,319
Log-in Logistica Intermodal SA (a)	2,664	2,998
Lojas Americanas SA Preference Shares	118,880	723,469
Lojas Renner SA	179,904	2,050,911
Magnesita Refratarios SA	6,039	77,512
Marcopolo SA Preference Shares	45,856	63,062
Metalurgica Gerdau SA Preference Shares (a)	182,829	305,760
Mills Estruturas e Servicos de Engenharia SA (a)	9,006	13,211
MMX Mineracao e Metalicos SA (a)	4,073	4,391
MRV Engenharia e Participacoes SA	11,270	49,026
Natura Cosmeticos SA	35,411	349,279
Oi SA ADR (a)	317	2,469
PDG Realty SA Empreendimentos e Participacoes (a)	3,603	2,802
Petroleo Brasileiro SA Preference Shares ADR (a)	275,715	2,663,407
Petroleo Brasileiro SA ADR (a)	122,806	1,232,972
Profarma Distribuidora de Produtos Farmaceuticos SA (a)	3,163	8,790
Prumo Logistica SA (a)	3,611	12,729
Qualicorp SA	9,864	118,188
Raia Drogasil SA	7,668	181,812
Restoque Comercio e Confeccoes de Roupas SA (a)	1,870	24,002
Rodobens Negocios Imobiliarios SA (a)	10,193	19,302
Rossi Residencial SA (a)	14,444	33,289
Rumo SA (a)	7,443	28,448
Suzano Papel e Celulose SA Class A, Preference Shares	10,004	57,908
T4F Entretenimento SA	17,969	49,309
Telefonica Brasil SA ADR	25,473	403,492
Telefonica Brasil SA Preference Shares	83,061	1,325,289
Tim Participacoes SA ADR	28,540	521,711
TOTVS SA	7,240	71,641
Ultrapar Participacoes SA	33,831	805,467
Usinas Siderurgicas de Minas Gerais SA ADR (a) (b)	98,850	247,125
Vale SA ADR	380,380	3,830,427
WEG SA	149,508	1,011,483

		48,653,958

CHILE — 1.7%
AntarChile SA	39,612	582,593
Empresas COPEC SA	94,833	1,243,454
Empresas Iansa SA	804,780	24,063
Enel Americas SA ADR	102,323	1,045,741

See accompanying notes to financial statements.

9

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Enel Chile SA ADR	81,470	$488,820
Enel Generacion Chile SA ADR	21,204	558,938
Enjoy SA (a)	414,294	36,903
Latam Airlines Group SA ADR	63,037	835,240
Multiexport Foods SA	425,902	166,161
Parque Arauco SA	638,881	1,749,718
SACI Falabella	236,125	2,306,055
Sociedad Quimica y Minera de Chile SA Class B, Preference Shares	2,804	155,786
Vina Concha y Toro SA ADR (b)	13,925	461,335

		9,654,807

CHINA — 31.1%
21Vianet Group, Inc. ADR (a) (b)	1,624	9,241
3SBio, Inc. (a) (b) (c)	74,000	118,617
500.com, Ltd. Class A, ADR (a) (b)	928	10,208
58.com, Inc. ADR (a)	3,940	248,772
AAC Technologies Holdings, Inc.	118,492	1,990,366
Agile Group Holdings, Ltd. (b)	490,999	716,631
Agricultural Bank of China, Ltd. Class H	2,782,000	1,246,623
Air China, Ltd. Class H	327,744	272,326
Alibaba Group Holding, Ltd. ADR (a) (b)	120,788	20,861,295
Aluminum Corp. of China, Ltd. Class H (a) (b)	780,000	700,040
Angang Steel Co., Ltd. Class H (b)	158,640	139,940
Anhui Conch Cement Co., Ltd. Class H	271,135	1,081,319
Anhui Expressway Co., Ltd. Class H	8,000	6,094
ANTA Sports Products, Ltd.	77,000	323,844
Anton Oilfield Services Group (a) (b)	130,000	12,816
Autohome, Inc. ADR (a)	3,485	209,379
AVIC International Holding HK, Ltd. (a)	334,000	24,802
AVIC International Holdings, Ltd. Class H	154,000	86,753
AviChina Industry & Technology Co., Ltd. Class H	240,000	145,032
BAIC Motor Corp., Ltd. Class H (b) (c)	6,500	6,167
Baidu, Inc. ADR (a)	31,509	7,804,464
BAIOO Family Interactive, Ltd. (c)	318,000	22,799
Bank of China, Ltd. Class H	7,954,900	3,921,078
Bank of Communications Co., Ltd. Class H	2,253,864	1,644,798
BBMG Corp. Class H (b)	78,000	39,546
Beijing Capital International Airport Co., Ltd. Class H	468,000	697,443
Beijing Capital Land, Ltd. Class H	28,000	15,630
Beijing Enterprises Holdings, Ltd.	69,500	373,718
Beijing Enterprises Water Group, Ltd. (a)	492,000	396,210
Beijing Jingneng Clean Energy Co., Ltd. Class H	136,000	37,958
Bitauto Holdings, Ltd. ADR (a) (b)	2,088	93,292
BOE Technology Group Co., Ltd. Class B	82,800	39,329

See accompanying notes to financial statements.

10

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Boer Power Holdings, Ltd. (a)	7,000	$1,837
Boyaa Interactive International, Ltd. (a) (b)	64,000	25,565
Brilliance China Automotive Holdings, Ltd.	326,000	868,142
Byd Co., Ltd. Class H (b)	71,000	658,577
BYD Electronic International Co., Ltd. (b)	69,500	205,545
C.banner International Holdings, Ltd. (a)	12,000	4,225
Cabbeen Fashion, Ltd.	88,000	24,336
CAR, Inc. (a) (b)	79,000	72,216
CGN Mining Co., Ltd.	325,000	21,637
CGN Power Co., Ltd. Class H (c)	1,046,000	289,265
Changyou.com, Ltd. ADR (a)	696	27,569
Chanjet Information Technology Co., Ltd. Class H (a)	2,600	4,088
Chaowei Power Holdings, Ltd. (b)	75,000	43,402
Cheetah Mobile, Inc. ADR (a) (b)	1,160	9,756
China Aerospace International Holdings, Ltd.	164,000	21,627
China Agri-Industries Holdings, Ltd.	148,000	68,972
China Aircraft Leasing Group Holdings, Ltd.	6,500	6,741
China Aoyuan Property Group, Ltd.	86,000	48,006
China Biologic Products Holdings, Inc. (a)	1,761	162,487
China Child Care Corp., Ltd. (a)	155,000	9,029
China Cinda Asset Management Co., Ltd. Class H	1,304,000	480,817
China CITIC Bank Corp., Ltd. Class H	1,221,000	775,367
China Coal Energy Co., Ltd. Class H (b)	780,000	368,494
China Communications Construction Co., Ltd. Class H	549,241	685,611
China Communications Services Corp., Ltd. Class H	152,000	78,231
China Conch Venture Holdings, Ltd.	162,700	316,622
China Construction Bank Corp. Class H	10,610,280	8,802,619
China Datang Corp. Renewable Power Co., Ltd. Class H	222,000	27,854
China Distance Education Holdings, Ltd. ADR	1,392	9,299
China Dongxiang Group Co., Ltd.	82,000	14,278
China Eastern Airlines Corp., Ltd. Class H	144,000	71,164
China Electronics Corp. Holdings Co., Ltd. (b)	134,000	24,533
China Energine International Holdings, Ltd. (a) (b)	288,000	18,067
China Everbright International, Ltd.	298,000	373,897
China Everbright, Ltd.	24,000	55,186
China Evergrande Group (a) (b)	457,000	1,594,383
China Fangda Group Co., Ltd. Class B	328,100	226,835
China Financial Services Holdings, Ltd.	182,000	15,379
China Foods, Ltd.	16,000	8,153
China Galaxy Securities Co., Ltd. Class H	313,900	275,291
China Hanking Holdings, Ltd.	91,000	14,097
China Harmony New Energy Auto Holding, Ltd. (a) (b)	7,000	4,069
China Hongqiao Group, Ltd. (a) (b)	24,500	22,114
China Huarong Energy Co., Ltd. (a) (b)	128,400	6,658

See accompanying notes to financial statements.

11

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
China Huishan Dairy Holdings Co., Ltd. (b) (d)	310,600	$—
China Huiyuan Juice Group, Ltd. (a)	44,500	13,730
China International Marine Containers Group Co., Ltd. Class H	22,900	43,274
China Lesso Group Holdings, Ltd.	77,000	52,545
China Life Insurance Co., Ltd. Class H	843,260	2,510,120
China Lodging Group, Ltd. ADR (a)	2,088	248,096
China Longyuan Power Group Corp., Ltd. Class H	241,000	179,577
China Machinery Engineering Corp. Class H	14,000	8,747
China Medical System Holdings, Ltd.	163,000	284,651
China Mengniu Dairy Co., Ltd. (a)	456,620	1,277,369
China Merchants Bank Co., Ltd. Class H	551,923	1,939,684
China Merchants China Direct Investments, Ltd.	4,000	6,678
China Merchants Port Holdings Co., Ltd.	173,820	536,323
China Minsheng Banking Corp., Ltd. Class H (b)	637,900	584,757
China Mobile, Ltd.	621,366	6,296,634
China Modern Dairy Holdings, Ltd. (a) (b)	6,000	1,306
China Molybdenum Co., Ltd. Class H	222,000	133,302
China National Accord Medicines Corp., Ltd. Class B	7,100	36,160
China National Building Material Co., Ltd. Class H (b)	156,000	108,052
China National Materials Co., Ltd.	86,000	48,446
China Oilfield Services, Ltd. Class H	321,723	294,509
China Overseas Grand Oceans Group, Ltd.	73,000	47,105
China Overseas Land & Investment, Ltd.	627,200	2,039,623
China Pacific Insurance Group Co., Ltd. Class H	268,800	1,158,042
China Petroleum & Chemical Corp. Class H	3,099,200	2,321,216
China Power Clean Energy Development Co., Ltd.	34,246	19,248
China Power International Development, Ltd.	780,000	256,648
China Railway Construction Corp., Ltd. Class H	278,990	353,618
China Railway Group, Ltd. Class H	635,487	525,593
China Rare Earth Holdings, Ltd. (a)	169,200	13,214
China Resources Beer Holdings Co., Ltd.	178,625	483,685
China Resources Gas Group, Ltd.	44,000	153,226
China Resources Land, Ltd.	338,222	1,034,927
China Resources Power Holdings Co., Ltd.	318,432	574,838
China Sanjiang Fine Chemicals Co., Ltd.	73,000	24,580
China Shenhua Energy Co., Ltd. Class H	539,056	1,267,117
China Singyes Solar Technologies Holdings, Ltd. (b)	9,600	3,208
China South City Holdings, Ltd.	166,000	47,394
China Southern Airlines Co., Ltd. Class H	156,000	107,453
China State Construction International Holdings, Ltd. (b)	142,000	206,891
China Taiping Insurance Holdings Co., Ltd.	124,035	331,895
China Telecom Corp., Ltd. Class H	2,037,615	1,043,499
China Travel International Investment Hong Kong, Ltd. (b)	790,000	289,270
China Unicom Hong Kong, Ltd. (a)	629,668	875,491

See accompanying notes to financial statements.

12

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
China Vanke Co., Ltd. Class H	117,100	$385,301
China Yurun Food Group, Ltd. (a)	12,000	1,429
China ZhengTong Auto Services Holdings, Ltd.	38,000	41,256
ChinaCache International Holdings, Ltd. ADR (a) (b)	2,088	1,775
Chinasoft International, Ltd.	142,000	78,720
Chong Sing Holdings FinTech Gr (a) (b)	529,618	71,875
Chongqing Changan Automobile Co., Ltd. Class B	115,300	152,489
Chongqing Machinery & Electric Co., Ltd. Class H	138,000	17,315
CIFI Holdings Group Co., Ltd.	26,000	14,480
CIMC Enric Holdings, Ltd. (a)	10,000	6,542
CITIC Resources Holdings, Ltd. (b)	162,000	18,667
CITIC Securities Co., Ltd. Class H	188,000	413,515
CITIC Telecom International Holdings, Ltd.	80,000	23,045
CITIC, Ltd.	703,000	1,038,655
CNOOC, Ltd.	2,032,603	2,623,150
Cogobuy Group (b) (c)	64,000	39,331
Colour Life Services Group Co., Ltd. (b)	69,000	44,789
Comtec Solar Systems Group, Ltd. (a)	296,000	14,022
Coolpad Group, Ltd. (a) (d)	253,600	11,689
COSCO SHIPPING Development Co., Ltd. Class H (a)	930,117	210,776
COSCO SHIPPING Energy Transportation Co., Ltd. Class H	296,000	164,093
COSCO SHIPPING Holdings Co., Ltd. Class H (a)	470,925	252,625
COSCO SHIPPING Ports, Ltd.	318,368	354,209
Cosmo Lady China Holdings Co., Ltd. (b) (c)	71,000	27,907
Country Garden Holdings Co., Ltd.	677,466	1,077,257
CRRC Corp., Ltd. Class H	461,000	409,610
CSG Holding Co., Ltd. Class B	16,100	9,956
Ctrip.com International, Ltd. ADR (a)	38,487	2,029,804
Daqo New Energy Corp. ADR (a)	1,392	40,396
Datang International Power Generation Co., Ltd. Class H (a)	936,000	299,589
Dazhong Transportation Group Co., Ltd. Class B	162,450	112,578
Dongfang Electric Corp., Ltd. Class H (a)	31,200	30,798
Dongfeng Motor Group Co., Ltd. Class H	620,000	819,184
E-Commodities Holdings, Ltd. (b)	6,500	641
Fang Holdings, Ltd. ADR (a) (b)	19,289	78,120
Fanhua, Inc. ADR	4,413	55,471
Fantasia Holdings Group Co., Ltd.	117,000	16,627
Far East Horizon, Ltd.	233,000	218,959
Fufeng Group, Ltd.	71,000	48,632
Future Land Holdings Co., Ltd. Class A	59,871	161,060
Geely Automobile Holdings, Ltd.	410,000	1,154,826
GF Securities Co., Ltd. Class H	184,400	400,875
Goldpac Group, Ltd.	64,000	20,894
GOME Retail Holdings, Ltd. (b)	1,175,000	132,382

See accompanying notes to financial statements.

13

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Goodbaby International Holdings, Ltd.	67,000	$36,971
Grand Baoxin Auto Group, Ltd. (a)	3,158	1,815
Great Wall Motor Co., Ltd. Class H (b)	377,250	463,672
Greatview Aseptic Packaging Co., Ltd.	10,000	6,145
Greentown China Holdings, Ltd. (b)	72,500	87,252
Guangdong Electric Power Development Co., Ltd. Class B	222,940	101,613
Guangdong Investment, Ltd.	626,000	892,832
Guangshen Railway Co., Ltd. Class H (b)	624,000	365,898
Guangzhou Automobile Group Co., Ltd. Class H	332,636	769,977
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class H	6,000	15,671
Guangzhou R&F Properties Co., Ltd.	280,800	650,707
Guodian Technology & Environment Group Corp., Ltd. Class H (a)	73,000	5,701
Guotai Junan International Holdings, Ltd. (b)	225,000	71,729
Haichang Ocean Park Holdings, Ltd. (a) (c)	86,000	21,911
Haitian International Holdings, Ltd.	5,000	14,371
Haitong Securities Co., Ltd. Class H	280,800	453,698
Hangzhou Steam Turbine Co., Ltd. Class B (a)	46,800	51,230
Harbin Electric Co., Ltd. Class H	156,000	74,298
Health and Happiness H&H International Holdings, Ltd. (a) (b)	5,000	24,422
Hengan International Group Co., Ltd.	80,000	740,523
HNA Infrastructure Co., Ltd. Class H	65,000	61,582
Honghua Group, Ltd. (a)	14,000	1,201
Honworld Group, Ltd. (b) (c)	35,000	16,759
Hopson Development Holdings, Ltd.	26,000	29,659
Huadian Fuxin Energy Corp., Ltd. Class H	128,000	29,498
Huadian Power International Corp., Ltd. Class H	445,308	180,160
Huaneng Power International, Inc. Class H	624,000	385,871
Huaneng Renewables Corp., Ltd. Class H	308,000	101,737
Huangshan Tourism Development Co., Ltd. Class B	107,832	170,159
Huatai Securities Co., Ltd. Class H (c)	77,400	171,434
Huayi Tencent Entertainment Co., Ltd. (a) (b)	110,000	4,859
Industrial & Commercial Bank of China, Ltd. Class H	8,566,590	6,361,302
Inner Mongolia Yitai Coal Co., Ltd. Class B	57,736	86,662
JA Solar Holdings Co., Ltd. ADR (a)	2,555	19,469
JD.com, Inc. ADR (a)	93,875	3,586,025
Jiangnan Group, Ltd. (b)	134,000	7,977
Jiangsu Expressway Co., Ltd. Class H	446,000	682,930
Jiangxi Copper Co., Ltd. Class H	158,000	249,622
JinkoSolar Holding Co., Ltd. ADR (a) (b)	1,624	40,519
Jumei International Holding, Ltd. ADR (a) (b)	928	2,691
Kama Co., Ltd. Class B (a)	13,100	14,764
Kingdee International Software Group Co., Ltd. (a) (b)	170,000	74,872
Kingsoft Corp., Ltd.	75,000	174,760
Konka Group Co., Ltd. Class B (a)	1,644,900	688,648

See accompanying notes to financial statements.

14

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Kunlun Energy Co., Ltd. (b)	780,000	$761,955
KWG Property Holding, Ltd.	167,168	178,710
Lao Feng Xiang Co., Ltd. Class B	21,830	84,351
Lenovo Group, Ltd.	1,092,000	602,573
Li Ning Co., Ltd. (a)	228,333	203,464
Lianhua Supermarket Holdings Co., Ltd. Class H (a)	13,000	5,326
Lifetech Scientific Corp. (a) (b)	154,000	36,278
Livzon Pharmaceutical Group, Inc. Class H	11,866	68,668
Luye Pharma Group, Ltd. (b)	74,000	43,202
Maanshan Iron & Steel Co., Ltd. Class H (a) (b)	468,000	228,886
Metallurgical Corp. of China, Ltd. Class H	158,000	51,988
Minth Group, Ltd.	34,000	178,038
MOBI Development Co., Ltd.	228,000	42,910
Momo, Inc. ADR (a)	1,856	58,167
NetEase, Inc. ADR	10,816	2,853,369
New China Life Insurance Co., Ltd. Class H	76,100	430,155
New Oriental Education & Technology Group, Inc. ADR	12,932	1,141,378
Noah Holdings, Ltd. ADR (a) (b)	1,392	44,697
NQ Mobile, Inc. Class A, ADR (a)	4,189	14,661
Ourgame International Holdings, Ltd. (a)	65,000	17,310
Ozner Water International Holding, Ltd. (a) (b) (c)	83,000	21,359
Pacific Online, Ltd.	64,000	11,471
Parkson Retail Group, Ltd. (b)	194,634	32,893
People’s Insurance Co. Group of China, Ltd. Class H	553,000	247,093
PetroChina Co., Ltd. Class H	2,420,970	1,534,280
PICC Property & Casualty Co., Ltd. Class H	787,506	1,389,355
Ping An Insurance Group Co. of China, Ltd. Class H	543,000	4,167,725
Poly Culture Group Corp., Ltd. Class H	7,200	17,219
Poly Property Group Co., Ltd. (a)	90,000	46,206
PW Medtech Group, Ltd. (a)	68,000	14,539
ReneSola, Ltd. ADR (a) (b)	3,861	8,996
Renhe Commercial Holdings Co., Ltd. (a) (b)	1,709,000	39,384
Semiconductor Manufacturing International Corp. (a) (b)	282,400	318,892
Shandong Airlines Co., Ltd. Class B	5,800	10,337
Shandong Chenming Paper Holdings, Ltd. Class B	30,000	54,963
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	272,000	192,577
Shanghai Baosight Software Co., Ltd. Class B	7,200	11,059
Shanghai Electric Group Co., Ltd. Class H (a) (b)	642,077	282,784
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	33,500	138,963
Shanghai Fudan Microelectronics Group Co., Ltd. Class H (a)	16,000	11,553
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd. Class H	8,000	4,087
Shanghai Greencourt Investment Group Co., Ltd. Class B (a)	149,848	89,160
Shanghai Huayi Group Corp., Ltd. Class B	200	198
Shanghai Industrial Urban Development Group, Ltd.	26,000	5,725

See accompanying notes to financial statements.

15

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Shanghai Jin Jiang International Hotels Group Co., Ltd. Class H	28,000	$10,468
Shanghai Jinjiang International Industrial Investment Co., Ltd. Class B	85,582	118,360
Shanghai Jinjiang International Travel Co., Ltd. Class B	6,000	18,900
Shanghai Jinqiao Export Processing Zone Development Co., Ltd. Class B	114,966	166,241
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. Class B	57,040	90,751
Shanghai Pharmaceuticals Holding Co., Ltd. Class H	31,300	76,460
Shanghai Prime Machinery Co., Ltd. Class H	136,000	28,730
Shengjing Bank Co., Ltd. Class H (c)	71,300	56,232
Shenwan Hongyuan HK, Ltd. (b)	10,000	3,649
Shenzhen Expressway Co., Ltd. Class H	284,482	276,079
Shenzhen International Holdings, Ltd.	79,365	149,164
Shenzhen Investment, Ltd.	189,099	85,704
Shenzhou International Group Holdings, Ltd.	64,000	501,466
Shougang Concord International Enterprises Co., Ltd. (a)	440,000	12,957
Shunfeng International Clean Energy, Ltd. (a)	138,000	7,597
Silver Grant International Industries, Ltd. (a)	142,000	20,362
SINA Corp. (a)	9,085	1,041,595
Sinofert Holdings, Ltd. (a) (b)	130,000	23,634
SinoMedia Holding, Ltd. (a) (b)	65,000	15,479
Sino-Ocean Group Holding, Ltd.	610,480	407,211
Sinopec Oilfield Service Corp. Class H (a) (b)	148,000	25,770
Sinopec Shanghai Petrochemical Co., Ltd. Class H	622,600	370,657
Sinopharm Group Co., Ltd. Class H	96,400	424,566
Sinosoft Technology Group, Ltd. (b)	78,600	22,743
Sinotrans, Ltd. Class H	704,300	357,980
Sinovac Biotech, Ltd. (a)	12,489	87,923
SITC International Holdings Co., Ltd.	69,000	62,545
SOHO China, Ltd.	45,000	25,753
SPT Energy Group, Inc. (a)	20,000	1,331
Sunac China Holdings, Ltd. (b)	156,000	714,020
Sunny Optical Technology Group Co., Ltd.	74,000	1,176,693
Synertone Communication Corp. (a)	54,400	801
TCL Multimedia Technology Holdings, Ltd. (b)	52,000	24,633
Tencent Holdings, Ltd.	625,367	26,917,995
Tian Ge Interactive Holdings, Ltd. (b) (c)	70,000	50,994
Tiangong International Co., Ltd.	138,000	15,725
Tianneng Power International, Ltd.	130,000	134,316
Tingyi Cayman Islands Holding Corp.	448,000	674,521
Tong Ren Tang Technologies Co., Ltd. Class H	10,000	12,790
TravelSky Technology, Ltd. Class H	309,841	807,260
Trigiant Group, Ltd.	22,000	3,098
Uni-President China Holdings, Ltd.	72,000	70,887
Universal Health International Group Holding, Ltd. (a)	69,000	1,431
V1 Group, Ltd. (a)	478,200	16,530

See accompanying notes to financial statements.

16

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Vipshop Holdings, Ltd. ADR (a)	31,858	$280,032
Want Want China Holdings, Ltd. (b)	860,000	604,478
Weibo Corp. ADR (a) (b)	2,592	256,452
West China Cement, Ltd. (a)	174,000	28,292
Wisdom Sports Group (a) (b)	75,000	12,195
Xiamen International Port Co., Ltd. Class H	26,000	4,927
Xinchen China Power Holdings, Ltd. (a)	81,000	11,407
Xinjiang Goldwind Science & Technology Co., Ltd. Class H (b)	16,260	20,318
Xinyi Solar Holdings, Ltd.	306,000	108,912
Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co. Class H (b) (c)	6,500	24,799
Yanzhou Coal Mining Co., Ltd. Class H	468,000	460,768
Yestar Healthcare Holdings Co., Ltd. (b)	22,500	9,938
Yingli Green Energy Holding Co., Ltd. ADR (a) (b)	2,303	5,274
Yuexiu Property Co., Ltd.	1,092,000	222,295
Yuexiu Transport Infrastructure, Ltd.	1,258	945
Yum China Holdings, Inc. (a)	23,535	940,694
YY, Inc. ADR (a)	2,782	241,422
Zhaojin Mining Industry Co., Ltd. (b)	36,500	30,842
Zhejiang Expressway Co., Ltd. Class H	491,862	611,466
Zhuzhou CRRC Times Electric Co., Ltd. Class H	73,800	413,375
Zijin Mining Group Co., Ltd. Class H	849,000	291,308
ZTE Corp. Class H (a)	157,327	514,641

		174,942,906

COLOMBIA — 0.6%
Almacenes Exito SA	16,087	84,687
Avianca Holdings SA Preference Shares	240,642	236,403
Banco Davivienda SA Preference Shares	27,055	306,411
Banco de Bogota SA	8,685	203,999
Bancolombia SA ADR	9,068	415,224
Bancolombia SA	25,147	280,350
Bolsa de Valores de Colombia	15,984,307	137,161
Celsia SA ESP	15,578	24,852
Cementos Argos SA	17,658	70,350
Cementos Argos SA Preference Shares	21,363	75,217
Cemex Latam Holdings SA (a)	6,077	23,880
Constructora Conconcreto SA	46,029	15,987
Corp. Financiera Colombiana SA	8,409	82,122
Ecopetrol SA	241,965	115,349
Empresa de Telecomunicaciones de Bogota (a)	476,634	83,585
Grupo Argos SA Preference Shares	27,378	178,994
Grupo Argos SA	6,496	46,717
Grupo Aval Acciones y Valores SA	636,684	285,092
Grupo de Inversiones Suramericana SA Preference Shares	10,032	137,256

See accompanying notes to financial statements.

17

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Grupo de Inversiones Suramericana SA	9,848	$137,086
Grupo Nutresa SA	8,972	81,999
Interconexion Electrica SA ESP	36,663	170,785

		3,193,506

CZECH REPUBLIC — 0.3%
CEZ A/S	33,008	662,541
Komercni banka A/S	17,439	761,469
UNIPETROL A/S	23,529	363,867

		1,787,877

EGYPT — 0.3%
Commercial International Bank Egypt SAE	313,749	1,450,889
Egypt Kuwait Holding Co. SAE	122,974	83,622
Egyptian Financial Group-Hermes Holding Co.	150,036	188,374
Global Telecom Holding SAE (a)	287,399	104,539
Orascom Telecom Media And Technology Holding SAE	67,694	2,953

		1,830,377

GREECE — 0.2%
Alpha Bank AE (a)	6,446	12,726
Diana Shipping, Inc. (a)	5,627	20,426
Ellaktor SA (a)	266	494
Eurobank Ergasias SA (a)	5,298	4,685
FF Group (a)	1,831	39,807
Fourlis Holdings SA (a)	132	918
Frigoglass SAIC (a)	77	17
GEK Terna Holding Real Estate Construction SA (a)	325	1,483
Grivalia Properties REIC AE REIT	10,219	105,104
Hellenic Exchanges - Athens Stock Exchange SA	19,381	111,811
Hellenic Telecommunications Organization SA	16,184	195,728
Holding Co. ADMIE IPTO SA (a)	5,208	11,329
Intralot SA-Integrated Lottery Systems & Services (a)	42,961	56,375
JUMBO SA	6,636	109,753
Marfin Investment Group Holdings SA (a)	7,345	825
Mytilineos Holdings SA (a)	159	1,569
National Bank of Greece SA (a)	3,087	1,047
OPAP SA	19,975	211,349
Piraeus Bank SA (a)	49	168
Public Power Corp. SA (a)	6,444	15,160

See accompanying notes to financial statements.

18

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Terna Energy SA	171	$823
Titan Cement Co. SA	3,201	81,058

		982,655

HONG KONG — 1.2%
AGTech Holdings, Ltd. (a) (b)	56,000	11,256
Alibaba Pictures Group, Ltd. (a) (b)	1,432,400	229,237
AMVIG Holdings, Ltd.	130,000	36,949
Asian Citrus Holdings, Ltd. (a) (d)	51,000	1,959
Beijing Enterprises Clean Energy Group, Ltd. (a) (b)	1,794,856	43,431
BEP International Holdings, Ltd.	830,000	17,321
Bosideng International Holdings, Ltd.	160,000	14,749
Carnival Group International Holdings, Ltd. (a) (b)	680,000	36,130
CGN Meiya Power Holdings Co., Ltd. (a) (c)	24,000	3,288
Chia Tai Enterprises International, Ltd. (a)	2,300	583
China All Access Holdings, Ltd.	28,000	8,747
China Animation Characters Co., Ltd. (b)	65,000	25,132
China Chengtong Development Group, Ltd. (a)	488,000	36,237
China Fiber Optic Network System Group, Ltd. (a) (d)	88,800	—
China Financial International Investments, Ltd. (a)	640,000	19,338
China Financial Leasing Group, Ltd. (a)	80,000	1,629
China Gas Holdings, Ltd.	288,000	862,816
China High Speed Transmission Equipment Group Co., Ltd. (b)	32,000	41,051
China Jicheng Holdings, Ltd. (a) (c)	2,289,000	2,931
China National Culture Group, Ltd. (a)	670,000	1,716
China NT Pharma Group Co., Ltd.	276,100	72,112
China Ocean Industry Group, Ltd. (a) (b)	735,000	5,552
China Oil & Gas Group, Ltd.	132,000	8,957
China Overseas Property Holdings, Ltd. (b)	62,066	14,860
China Public Procurement, Ltd. (a)	67,200	2,056
China Soft Power Technology Holdings, Ltd. (a) (b)	168,000	3,570
China Vanguard You Champion Holdings, Ltd. (a)	70,000	5,108
Citychamp Watch & Jewellery Group, Ltd. (b)	158,000	36,614
Comba Telecom Systems Holdings, Ltd.	146,117	27,874
Concord New Energy Group, Ltd.	120,000	5,531
CP Pokphand Co., Ltd.	500,000	40,329
Digital China Holdings, Ltd. (a) (b)	88,000	49,573
Essex Bio-technology, Ltd.	89,000	55,834
Eternity Investment, Ltd. (a)	40,574	909
Feiyu Technology International Co., Ltd. (a) (c)	19,500	3,071
First Shanghai Investments, Ltd. (a)	40,000	5,480
Fullshare Holdings, Ltd. (a) (b)	699,500	304,493
GCL-Poly Energy Holdings, Ltd. (a) (b)	853,000	116,854
Global Bio-Chem Technology Group Co., Ltd. (a)	338,000	5,799

See accompanying notes to financial statements.

19

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Golden Meditech Holdings, Ltd. (a) (b)	44,000	$6,197
Haier Electronics Group Co., Ltd. (a)	72,000	175,513
Hanergy Thin Film Power Group, Ltd. (a) (d)	856,000	—
Hengdeli Holdings, Ltd.	2,129,600	115,877
Hi Sun Technology China, Ltd. (a)	225,000	51,852
Hua Han Health Industry Holdings, Ltd. (a) (b) (d)	283,600	14,433
Hua Hong Semiconductor, Ltd. (c)	7,000	9,464
Huabao International Holdings, Ltd.	56,000	34,629
Imperial Pacific International Holdings, Ltd. (a) (b)	3,170,000	47,079
Joy City Property, Ltd.	332,000	61,208
Ju Teng International Holdings, Ltd.	134,500	53,037
Kingboard Chemical Holdings, Ltd.	153,340	811,785
Kingboard Laminates Holdings, Ltd.	81,500	131,682
Lee & Man Paper Manufacturing, Ltd.	76,000	97,302
Life Healthcare Group, Ltd. (a)	88,000	2,287
Millennium Pacific Group Holdings, Ltd. (a)	190,000	3,576
Munsun Capital Group, Ltd. (a) (b)	442,000	5,093
National Agricultural Holdings, Ltd. (a) (b)	72,000	10,970
Neo Telemedia, Ltd.	1,212,000	38,172
NetDragon Websoft Holdings, Ltd. (b)	34,500	115,284
NewOcean Energy Holdings, Ltd. (a) (b)	22,000	5,999
Newtree Group Holdings, Ltd. (a)	35,000	1,972
Nine Dragons Paper Holdings, Ltd.	234,000	460,169
Portico International Holdings, Ltd. (a)	37,000	12,127
Pou Sheng International Holdings, Ltd. (b)	168,000	30,758
Qianhai Health Holdings, Ltd. (a) (b)	59,221	872
Real Nutriceutical Group, Ltd. (a)	113,000	4,340
Shimao Property Holdings, Ltd.	234,000	507,504
SIM Technology Group, Ltd.	470,000	28,583
Sino Biopharmaceutical, Ltd.	462,000	488,576
Skyworth Digital Holdings, Ltd.	157,225	80,316
Solargiga Energy Holdings, Ltd. (a)	1,020,000	32,647
SSY Group, Ltd.	23,740	10,851
Sun Art Retail Group, Ltd.	122,000	113,242
Suncorp Technologies, Ltd. (a)	1,480,000	6,632
Tech Pro Technology Development, Ltd. (a)	448,000	3,900
Tibet Water Resources, Ltd. (a) (b)	67,000	25,991
United Laboratories International Holdings, Ltd. (a) (b)	12,000	8,942
Universal Medical Financial & Technical Advisory Services Co., Ltd. (b) (c)	81,600	67,593
Vision Values Holdings, Ltd. (a)	90,000	6,914
Wanda Hotel Development Co., Ltd. (a)	84,000	17,315
Wasion Group Holdings, Ltd. (b)	24,000	12,168
WH Group, Ltd. (c)	756,000	803,359

See accompanying notes to financial statements.

20

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Xinyi Automobile Glass Hong Kong Enterprises, Ltd. (a)	12,250	$2,494
Xinyi Glass Holdings, Ltd. (a)	278,000	274,772
Yip’s Chemical Holdings, Ltd.	10,000	3,751

		6,956,303

HUNGARY — 0.7%
MOL Hungarian Oil & Gas PLC	88,392	1,009,113
OTP Bank PLC	44,629	1,680,500
Richter Gedeon Nyrt	38,218	952,609

		3,642,222

INDIA — 11.7%
Adani Enterprises, Ltd.	1,130	2,012
Adani Ports & Special Economic Zone, Ltd.	92,060	530,980
Adani Power, Ltd. (a)	2,692	1,218
Adani Transmission, Ltd. (a)	1,363	3,188
Aditya Birla Capital, Ltd. (a) (e)	322	906
AIA Engineering, Ltd.	1,345	27,359
Alok Industries, Ltd. (a)	501,100	21,480
Amtek Auto, Ltd. (a)	13,295	4,702
Anant Raj, Ltd.	127,722	107,543
Apollo Hospitals Enterprise, Ltd.	11,395	175,321
Ashok Leyland, Ltd.	68,560	129,206
Asian Paints, Ltd.	9,906	171,626
Aurobindo Pharma, Ltd.	37,196	393,855
Axis Bank, Ltd.	137,740	1,073,642
Bajaj Finance, Ltd.	5,679	159,802
Bajaj Hindusthan Sugar, Ltd. (a)	192,482	40,076
Balrampur Chini Mills, Ltd.	91,347	225,011
BF Investment, Ltd. (a)	22,006	76,020
Bharat Financial Inclusion, Ltd. (a)	5,783	83,908
Bharat Forge, Ltd.	2,503	22,566
Bharat Forge, Ltd., Bonus Shares (a) (e)	2,503	22,566
Bharat Heavy Electricals, Ltd.	148,256	190,540
Bharat Heavy Electricals, Ltd., Bonus Shares (a) (e)	74,128	95,270
Bharat Petroleum Corp., Ltd.	26,137	188,585
Bharti Airtel, Ltd.	242,129	1,443,618
Bharti Infratel, Ltd.	39,396	240,284
Biocon, Ltd.	14,017	71,276
Bosch, Ltd.	160	50,325
Britannia Industries, Ltd.	9,520	633,149
Cipla, Ltd.	101,206	908,096
Coal India, Ltd.	64,926	269,216
CORE Education & Technologies, Ltd. (a) (d)	9,253	—
DCB Bank, Ltd.	268,639	746,859

See accompanying notes to financial statements.

21

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Dewan Housing Finance Corp., Ltd.	74,979	$630,928
Dr Reddy’s Laboratories, Ltd. ADR	30,992	1,105,795
Educomp Solutions, Ltd. (a)	24,628	2,243
Eicher Motors, Ltd.	1,004	479,764
Era Infra Engineering, Ltd. (a) (d)	2,941	—
Fortis Healthcare, Ltd. (a)	52,894	116,607
GAIL India, Ltd.	148,439	952,287
Gammon India, Ltd. (a)	72,401	7,205
Gateway Distriparks, Ltd.	31,648	110,540
Gitanjali Gems, Ltd.	2,198	2,194
Glenmark Pharmaceuticals, Ltd.	8,593	78,708
Godrej Consumer Products, Ltd.	14,773	207,878
Godrej Industries, Ltd.	54,451	490,367
Grasim Industries, Ltd. GDR	230	3,995
Grasim Industries, Ltd.	11,088	192,487
GRUH Finance, Ltd.	88,971	669,666
GTL Infrastructure, Ltd. (a)	559,098	53,068
GTL, Ltd. (a)	2,690	612
Gujarat NRE Coke, Ltd. (a)	20,074	476
Gujarat Pipavav Port, Ltd.	5,241	10,720
GVK Power & Infrastructure, Ltd. (a)	248,057	44,432
HCL Technologies, Ltd.	54,301	727,228
HDFC Bank, Ltd.	98,438	2,721,211
Hero MotoCorp, Ltd.	32,411	1,872,886
Hindalco Industries, Ltd.	103,157	379,969
Hindustan Construction Co., Ltd. (a)	30,019	15,740
Hindustan Unilever, Ltd.	139,244	2,502,427
Housing Development & Infrastructure, Ltd. (a)	26,069	22,549
Housing Development Finance Corp., Ltd.	211,838	5,649,932
ICICI Bank, Ltd. ADR	322,376	2,759,539
Idea Cellular, Ltd.	43,841	51,982
IDFC Bank, Ltd.	27	23
IDFC, Ltd.	18	16
Indiabulls Housing Finance, Ltd.	14,479	267,491
Indiabulls Real Estate, Ltd. (a)	38,436	129,925
Indian Hotels Co., Ltd.	139,190	247,823
Indian Oil Corp., Ltd.	35,105	215,241
IndusInd Bank, Ltd.	10,099	260,082
Infosys, Ltd. ADR (b)	304,212	4,438,453
IRB Infrastructure Developers, Ltd.	8,114	26,440
ITC, Ltd.	275,132	1,087,976
ITC, Ltd. GDR	60,326	238,553
IVRCL, Ltd. (a)	18,163	1,154
Jain Irrigation Systems, Ltd.	21,491	31,141

See accompanying notes to financial statements.

22

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Jaiprakash Associates, Ltd. (a)	115,022	$31,608
Jet Airways India, Ltd. (a)	28,781	212,311
Jindal Steel & Power, Ltd. (a)	10,341	21,317
Kotak Mahindra Bank, Ltd.	59,833	918,059
Lanco Infratech, Ltd. (a)	41,296	506
Larsen & Toubro, Ltd. GDR	104,600	1,846,190
LIC Housing Finance, Ltd.	32,018	307,509
Lupin, Ltd.	19,468	302,213
Magma Fincorp, Ltd.	15,426	40,218
Mahanagar Telephone Nigam, Ltd. (a)	101,378	30,575
Mahindra & Mahindra Financial Services, Ltd.	28,859	182,180
Mahindra & Mahindra, Ltd. GDR	77,830	1,502,119
Marico, Ltd.	19,372	92,159
Marksans Pharma, Ltd.	19,743	12,846
Maruti Suzuki India, Ltd.	23,051	2,815,455
Mindtree, Ltd.	5,967	42,464
Monnet Ispat & Energy, Ltd. (a)	6,962	3,198
MRF, Ltd.	300	289,369
NCC, Ltd.	35,906	45,597
NTPC, Ltd.	203,407	521,441
Oil & Natural Gas Corp., Ltd.	434,574	1,137,330
OnMobile Global, Ltd.	6,417	5,310
Opto Circuits India, Ltd. (a)	5,832	665
Page Industries, Ltd.	376	106,137
Power Grid Corp. of India, Ltd.	54,030	174,530
PS IT Infrastructure & Services, Ltd. (a)	132	131
PTC India, Ltd.	93,131	175,155
Punj Lloyd, Ltd. (a)	11,138	3,598
Rajesh Exports, Ltd.	15,160	190,173
RattanIndia Infrastructure, Ltd. (a)	65,489	6,016
REI Agro, Ltd. (a)	1,873,023	5,735
Reliance Capital, Ltd.	12,815	114,966
Reliance Communications, Ltd. (a)	157,604	46,326
Reliance Home Finance, Ltd. (a)	12,479	18,980
Reliance Industries, Ltd. GDR (c) (f)	3,404	81,185
Reliance Industries, Ltd. GDR (f)	193,676	4,638,540
Reliance Infrastructure, Ltd.	37,667	268,173
Rolta India, Ltd. (a)	8,356	6,742
Ruchi Soya Industries, Ltd. (a)	60,603	22,499
SE Investments, Ltd.	10,341	29,802
Sharda Cropchem, Ltd.	3,925	26,601
Shree Renuka Sugars, Ltd. (a)	137,091	29,068
Shriram Transport Finance Co., Ltd.	13,304	214,754
Siemens, Ltd.	34,335	624,911

See accompanying notes to financial statements.

23

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Sintex Industries, Ltd.	92,757	$37,986
Sintex Plastics Technology, Ltd. (a)	70,273	97,900
State Bank of India GDR	17,332	665,549
Strides Shasun, Ltd.	3,771	51,121
Sun Pharma Advanced Research Co., Ltd. (a)	4,072	23,701
Sun Pharmaceutical Industries, Ltd.	120,611	929,233
Sun TV Network, Ltd.	11,395	132,939
Suzlon Energy, Ltd. (a)	652,062	155,728
Symphony, Ltd.	1,705	35,331
Tata Communications, Ltd.	25,607	268,654
Tata Consultancy Services, Ltd.	69,810	2,603,394
Tata Elxsi, Ltd.	4,296	53,490
Tata Motors, Ltd. ADR (a)	56,333	1,761,533
Tata Power Co., Ltd.	369,539	440,143
Tata Steel, Ltd.	53,879	538,254
Tech Mahindra, Ltd.	49,109	344,222
UltraTech Cement, Ltd.	1,876	110,693
Unitech, Ltd. (a)	211,452	22,336
United Breweries, Ltd.	8,021	100,870
United Spirits, Ltd. (a)	7,172	263,257
UPL, Ltd.	18,683	222,669
Vedanta, Ltd.	99,889	480,559
Videocon Industries, Ltd. (a)	36,996	9,260
VST Industries, Ltd.	2,987	130,386
Welspun India, Ltd.	25,057	26,219
Wipro, Ltd. ADR (b)	248,025	1,408,782
Wockhardt, Ltd.	3,416	32,178
Yes Bank, Ltd.	58,295	312,358
Zee Entertainment Enterprises, Ltd.	62,846	500,401

		65,821,765

INDONESIA — 2.7%
Alam Sutera Realty Tbk PT	961,700	26,990
Astra International Tbk PT	3,196,088	1,874,608
Bank Central Asia Tbk PT	2,109,987	3,180,098
Bank Danamon Indonesia Tbk PT	642,918	248,212
Bank Mandiri Persero Tbk PT	3,187,098	1,591,301
Bank Negara Indonesia Persero Tbk PT	258,600	142,077
Bank Rakyat Indonesia Persero Tbk PT	1,599,265	1,813,704
Barito Pacific Tbk PT (a)	2,509,400	371,687
Bekasi Fajar Industrial Estate Tbk PT	598,700	12,090
Bumi Resources Tbk PT (a)	1,115,100	16,475
Bumi Serpong Damai Tbk PT	509,000	66,889
Charoen Pokphand Indonesia Tbk PT	556,100	113,127

See accompanying notes to financial statements.

24

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Ciputra Development Tbk PT	796,752	$70,690
Citra Marga Nusaphala Persada Tbk PT (a)	217,241	21,613
Garuda Indonesia Persero Tbk PT (a)	1,705,000	42,280
Global Mediacom Tbk PT	81,500	3,419
Indocement Tunggal Prakarsa Tbk PT	66,800	93,735
Indofood Sukses Makmur Tbk PT	1,402,951	877,560
Indosat Tbk PT	337,900	156,795
Japfa Comfeed Indonesia Tbk PT	146,500	13,814
Kalbe Farma Tbk PT	7,028,167	868,802
Kawasan Industri Jababeka Tbk PT	657,831	14,945
Lippo Cikarang Tbk PT (a)	23,100	7,169
Lippo Karawaci Tbk PT	1,646,800	88,643
Matahari Putra Prima Tbk PT (a)	81,700	3,973
Mayora Indah Tbk PT	1,178,975	171,564
Medco Energi Internasional Tbk PT (a)	3,521,000	203,904
Media Nusantara Citra Tbk PT	109,300	10,712
Modernland Realty Tbk PT	1,030,200	22,334
Pakuwon Jati Tbk PT	726,000	32,880
Perusahaan Gas Negara Persero Tbk	1,930,400	225,732
Semen Indonesia Persero Tbk PT	109,500	82,314
Sigmagold Inti Perkasa Tbk PT (a)	1,312,600	4,873
Summarecon Agung Tbk PT	560,900	44,351
Telekomunikasi Indonesia Persero Tbk PT	4,885,000	1,697,364
Tiga Pilar Sejahtera Food Tbk (a)	791,800	54,672
Unilever Indonesia Tbk PT	80,700	293,435
United Tractors Tbk PT	339,915	807,579
XL Axiata Tbk PT (a)	103,525	28,746

		15,401,156

MALAYSIA — 2.6%
Aeon Co. M Bhd	1,097,190	532,680
AEON Credit Service M Bhd	22,650	68,875
AirAsia Bhd	170,200	139,062
Alliance Bank Malaysia Bhd	637,500	588,810
Axiata Group Bhd	203,700	252,786
Berjaya Sports Toto Bhd	314,614	184,037
Bintulu Port Holdings Bhd	94	131
British American Tobacco Malaysia Bhd	7,200	74,583
Bursa Malaysia Bhd	132,793	314,489
Capitaland Malaysia Mall Trust REIT	211,000	70,958
Carlsberg Brewery Malaysia Bhd Class B	334,476	1,175,518
CIMB Group Holdings Bhd	296,962	443,069
Dialog Group Bhd	2,297,367	1,088,155
DiGi.Com Bhd	841,200	976,171

See accompanying notes to financial statements.

25

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Felda Global Ventures Holdings Bhd	58,900	$23,574
Genting Bhd	508,400	1,149,845
Genting Malaysia Bhd	121,400	154,679
Guan Chong Bhd	128,700	49,986
Hap Seng Plantations Holdings Bhd	13,500	8,472
IHH Healthcare Bhd	141,600	192,824
IOI Corp. Bhd	805,060	865,594
IOI Properties Group Bhd	675,562	323,182
Iskandar Waterfront City Bhd (a)	48,600	14,502
KLCCP Stapled Group	84,900	160,853
KNM Group Bhd (a)	682,121	42,809
KPJ Healthcare Bhd	240,080	59,132
Lingkaran Trans Kota Holdings Bhd	53,700	73,762
Magnum Bhd	484,260	207,581
Malayan Banking Bhd	395,637	892,936
Malaysian Resources Corp. Bhd	896,500	225,054
MPHB Capital Bhd (a)	240,830	77,568
Naim Holdings Bhd (a)	87	26
OSK Holdings Bhd	938,306	355,545
Pavilion Real Estate Investment Trust	202,100	83,760
Petronas Chemicals Group Bhd	99,100	171,093
Pos Malaysia Bhd	159,700	198,561
Public Bank Bhd	181,800	880,045
Sapura Energy Bhd	82,600	29,734
Sime Darby Bhd	170,024	363,201
SP Setia Bhd Group	48,996	42,237
SP Setia Bhd Group Preference Shares	10,257	2,623
Sunway Real Estate Investment Trust	209,900	85,501
TA Enterprise Bhd	829,400	124,729
TA Global Bhd	595,956	52,221
Telekom Malaysia Bhd	107,527	165,524
Tenaga Nasional Bhd	191,500	649,445
UEM Edgenta Bhd	108,100	68,355
UEM Sunrise Bhd (a)	670,388	180,993
UMW Holdings Bhd (a)	46,300	60,856
UMW Oil & Gas Corp. Bhd (a)	38,463	2,733
Unisem M Bhd	45,400	40,535
United Plantations Bhd	8,800	56,895

See accompanying notes to financial statements.

26

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
VS Industry Bhd	212,400	$133,803
WCT Holdings Bhd (a)	1,212,896	502,680

		14,682,772

MALTA — 0.0% (g)
Tiso Blackstar Group SE	295	200

MEXICO — 4.0%
Alfa SAB de CV Class A	637,487	807,072
America Movil SAB de CV	3,626,111	3,226,893
Axtel SAB de CV (a) (b)	257,835	61,338
Cemex SAB de CV (a)	1,875,445	1,709,245
Coca-Cola Femsa SAB de CV	94,267	730,444
Consorcio ARA SAB de CV	256,184	89,724
Desarrolladora Homex SAB de CV (a)	5,133	274
El Puerto de Liverpool SAB de CV (b)	53,358	431,936
Fibra Uno Administracion SA de CV REIT	219,424	371,200
Fomento Economico Mexicano SAB de CV	313,040	3,000,205
Grupo Aeroportuario del Sureste SAB de CV Class B	69,300	1,322,670
Grupo Bimbo SAB de CV Class A	438,217	1,061,079
Grupo Elektra SAB DE CV (b)	7,968	361,344
Grupo Financiero Banorte SAB de CV Class O	246,681	1,705,918
Grupo Financiero Inbursa SAB de CV	197,732	362,705
Grupo Mexico SAB de CV Class B	488,065	1,496,777
Grupo Televisa SAB	293,239	1,449,300
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV (a)	252,452	472,672
Industrias CH SAB de CV Class B	68,532	295,538
Industrias Penoles SAB de CV	23,765	591,938
Kimberly-Clark de Mexico SAB de CV Class A	390,402	796,530
Sare Holding SAB de CV Class B (a)	287,303	1,408
Telesites SAB de CV (a)	182,940	140,837
TV Azteca SAB de CV	589,378	109,052
Urbi Desarrollos Urbanos SAB de CV (a)	51,528	21,140
Wal-Mart de Mexico SAB de CV	762,221	1,750,326

		22,367,565

MONACO — 0.0%(g)
GasLog, Ltd. (b)	2,634	45,963

NETHERLANDS — 0.0% (g)
VEON, Ltd. ADR	62,233	260,134

PERU — 0.9%
Cia de Minas Buenaventura SAA ADR (f)	45,110	576,957
Cia de Minas Buenaventura SAA ADR (f)	5,932	75,930
Credicorp, Ltd.	11,417	2,340,713
Southern Copper Corp. (b) (f)	35,635	1,416,848

See accompanying notes to financial statements.

27

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Southern Copper Corp. (f)	4,688	$185,551
Volcan Cia Minera SAA Class B	708,652	253,826

		4,849,825

PHILIPPINES — 1.5%
Alliance Global Group, Inc.	318,900	100,693
Ayala Land, Inc.	2,051,680	1,756,869
Bank of the Philippine Islands	739,697	1,448,102
BDO Unibank, Inc.	586,696	1,509,487
Bloomberry Resorts Corp. (a)	124,200	26,160
Cebu Air, Inc.	222,480	480,439
Cebu Holdings, Inc.	1,130,400	117,937
D&L Industries, Inc.	338,500	67,301
DoubleDragon Properties Corp. (a)	224,360	176,663
East West Banking Corp.	128,000	81,765
Filinvest Land, Inc.	9,438,000	377,152
First Philippine Holdings Corp.	62,310	83,347
Global Ferronickel Holdings, Inc. (a)	236,333	12,980
GMA Holdings, Inc.	547,000	61,915
GT Capital Holdings, Inc.	1,510	34,510
JG Summit Holdings, Inc.	74,150	109,474
Megawide Construction Corp. (a)	711,788	225,589
Megaworld Corp.	1,014,300	104,426
Nickel Asia Corp.	85,200	11,069
PLDT, Inc.	15,725	516,330
Puregold Price Club, Inc.	48,100	49,379
San Miguel Corp.	21,600	41,797
SM Investments Corp.	25,470	442,721
SM Prime Holdings, Inc.	476,790	323,338
Top Frontier Investment Holdings, Inc. (a)	2,411	13,887
Universal Robina Corp.	35,620	107,142
Vista Land & Lifescapes, Inc.	162,078	20,292

		8,300,764

POLAND — 1.2%
Asseco Poland SA	13,253	168,356
Bank Pekao SA	24,170	849,013
Bank Zachodni WBK SA	3,575	342,691
Bioton SA (a)	162	221
Eurocash SA	1,240	13,142
Getin Holding SA (a)	47,432	22,128
Getin Noble Bank SA (a)	44,014	17,514
Globe Trade Centre SA	41,074	106,293
Grupa Lotos SA	25,681	421,092
KGHM Polska Miedz SA	25,887	834,022

See accompanying notes to financial statements.

28

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
LPP SA	73	$163,712
mBank SA (a)	3,915	450,167
Orange Polska SA (a)	158,497	230,093
Orbis SA	12,413	323,274
PGE Polska Grupa Energetyczna SA (a)	90,191	329,187
Polimex-Mostostal SA (a)	2,327	3,359
Polski Koncern Naftowy ORLEN SA	34,245	1,143,709
Powszechna Kasa Oszczednosci Bank Polski SA (a)	71,666	694,839
Powszechny Zaklad Ubezpieczen SA	46,094	581,875

		6,694,687

QATAR — 0.5%
Aamal Co.	7,312	17,091
Industries Qatar QSC	6,850	172,513
Mannai Corp. QSC	4,488	87,708
Masraf Al Rayan QSC	48,736	496,898
Mazaya Qatar Real Estate Development QSC (a)	27,952	76,545
Medicare Group	3,639	70,566
National Leasing	39,164	134,464
Ooredoo QSC	12,506	284,419
Qatar Electricity & Water Co. QSC	1,166	55,982
Qatar Insurance Co. SAQ	11,927	171,464
Qatar National Bank QPSC	30,608	1,025,661
Qatari Investors Group QSC	12,282	124,481
Vodafone Qatar QSC (a)	48,503	113,239

		2,831,031

RUSSIA — 4.0%
Evraz PLC	29,866	125,418
Gazprom PJSC ADR	757,259	3,172,915
LSR Group PJSC	18,041	53,041
LUKOIL PJSC ADR	61,747	3,268,269
Magnit PJSC GDR	21,188	867,649
Mail.Ru Group, Ltd. GDR (a)	5,311	175,051
Mechel PJSC ADR (a)	22,735	117,540
MMC Norilsk Nickel PJSC ADR	90,385	1,555,978
Mobile TeleSystems PJSC ADR	115,029	1,200,903
Novatek PJSC	11,939	1,400,445
Novolipetsk Steel PJSC	4,876	110,929
Novorossiysk Commercial Sea Port PJSC	7,599	79,789
Polymetal International PLC	16,463	185,977
Rosneft Oil Co. PJSC GDR	185,122	1,028,353
Rostelecom PJSC ADR	13,687	102,652
Sberbank of Russia PJSC ADR (f)	89,829	1,278,716
Sberbank of Russia PJSC ADR (f)	149,792	2,137,532

See accompanying notes to financial statements.

29

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Severstal PJSC GDR	69,309	$1,036,170
Sistema PJSC FC GDR	20,014	96,067
Surgutneftegas OJSC ADR	267,435	1,353,221
Tatneft PJSC ADR (f)	26,583	1,135,094
Tatneft PJSC ADR (b) (f)	12,997	561,990
TMK PJSC	6,857	32,742
VTB Bank PJSC GDR	304,603	654,896
X5 Retail Group NV GDR (a)	5,549	249,095
Yandex NV Class A (a)	15,291	503,838

		22,484,270

SOUTH AFRICA — 6.5%
Adbee Rf, Ltd. (a)	2,377	8,450
Adcock Ingram Holdings, Ltd.	13,437	60,207
Adcorp Holdings, Ltd.	77,569	85,023
African Phoenix Investments, Ltd. (a)	159,430	7,439
African Rainbow Minerals, Ltd.	16,544	125,013
Allied Electronics Corp., Ltd. (a)	52,875	48,949
Anglo American Platinum, Ltd. (a)	4,524	115,592
AngloGold Ashanti, Ltd.	39,827	375,484
ArcelorMittal South Africa, Ltd. (a)	23,877	8,134
Aspen Pharmacare Holdings, Ltd.	39,661	891,737
Aveng, Ltd. (a)	89,262	19,171
Barclays Africa Group, Ltd.	53,650	552,294
Barloworld, Ltd.	38,174	352,012
Bid Corp., Ltd. (b)	15,300	344,356
Bidvest Group, Ltd. (b)	55,976	715,780
Coronation Fund Managers, Ltd.	80,648	401,971
Discovery, Ltd.	54,984	572,786
FirstRand, Ltd. (b)	423,343	1,631,293
Foschini Group, Ltd.	36,695	368,920
Gold Fields, Ltd.	88,801	387,890
Grindrod, Ltd. (a)	150,205	153,514
Group Five, Ltd.	42,685	34,426
Growthpoint Properties, Ltd. REIT	119,852	215,694
Harmony Gold Mining Co., Ltd.	35,955	64,228
Impala Platinum Holdings, Ltd. (a)	63,840	146,568
Imperial Holdings, Ltd.	29,476	417,456
Investec, Ltd.	32,537	236,151
Invicta Holdings, Ltd.	60,883	225,451
Kumba Iron Ore, Ltd.	6,331	103,345
Lewis Group, Ltd.	38,580	85,717
Massmart Holdings, Ltd.	25,116	207,513
Mediclinic International PLC (b)	19,559	170,219

See accompanying notes to financial statements.

30

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
MMI Holdings, Ltd. (b)	142,807	$183,499
Mr. Price Group, Ltd.	26,179	349,066
MTN Group, Ltd.	161,714	1,489,649
Murray & Roberts Holdings, Ltd.	106,919	126,695
Naspers, Ltd. Class N	46,456	10,046,400
Nedbank Group, Ltd.	43,398	651,332
Netcare, Ltd.	335,941	592,142
Northam Platinum, Ltd. (a)	44,931	155,499
Novus Holdings, Ltd.	16,068	7,771
PPC, Ltd. (a)	61,172	28,632
PSG Group, Ltd.	36,504	632,916
Rand Merchant Investment Holdings, Ltd.	177,201	544,234
Remgro, Ltd.	75,813	1,152,930
RMB Holdings, Ltd.	144,432	679,240
Sanlam, Ltd.	227,434	1,139,654
Sappi, Ltd.	45,352	309,210
Sasol, Ltd.	53,382	1,466,745
Shoprite Holdings, Ltd.	76,146	1,166,736
Sibanye-Stillwater	196,473	221,464
Standard Bank Group, Ltd. (b)	146,331	1,710,239
Steinhoff International Holdings NV (b)	326,769	1,452,764
Sun International, Ltd.	26,553	100,765
Telkom SA SOC, Ltd.	42,993	188,784
Tiger Brands, Ltd.	31,383	877,051
Trans Hex Group, Ltd. (a)	1,667	309
Truworths International, Ltd. (b)	64,111	366,789
Vodacom Group, Ltd.	56,244	671,221
Wilson Bayly Holmes-Ovcon, Ltd.	36,977	403,331
Woolworths Holdings, Ltd.	130,965	580,892
Zambezi Platinum RF, Ltd. Preference Shares	11,534	49,117

		36,477,859

TAIWAN — 13.7%
Acer, Inc.	452,701	226,171
Adlink Technology, Inc.	80,665	178,227
Advanced Ceramic X Corp.	4,000	55,665
Advanced Semiconductor Engineering, Inc.	971,117	1,188,116
Advanced Wireless Semiconductor Co.	13,000	22,164
Advancetek Enterprise Co., Ltd.	479,996	292,835
Advantech Co., Ltd.	5,499	39,170
AGV Products Corp. (a)	789,415	198,629
Airmate Cayman International Co., Ltd.	11,000	10,647
APCB, Inc.	154,000	143,975
Asustek Computer, Inc.	81,340	669,250

See accompanying notes to financial statements.

31

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
AU Optronics Corp. ADR (b)	163,743	$661,522
Audix Corp.	90,600	118,912
Bank of Kaohsiung Co., Ltd.	240,390	73,725
Basso Industry Corp.	399,900	1,114,350
Biostar Microtech International Corp. (a)	309,000	135,526
C Sun Manufacturing, Ltd. (a)	152,000	129,825
Carnival Industrial Corp. (a)	307,000	49,304
Catcher Technology Co., Ltd.	83,000	773,232
Cathay Financial Holding Co., Ltd.	786,541	1,250,207
Cathay No 1 REIT	223,000	96,336
Center Laboratories, Inc. (a)	99,961	154,438
Chailease Holding Co., Ltd.	80,608	194,316
Champion Building Materials Co., Ltd. (a)	223,000	56,037
Chang Hwa Commercial Bank, Ltd.	1,312,465	709,815
Chang Wah Electromaterials, Inc.	7,431	33,572
Charoen Pokphand Enterprise	726,060	1,539,561
Chen Full International Co., Ltd.	12,000	17,570
Cheng Loong Corp.	79,000	46,503
Cheng Shin Rubber Industry Co., Ltd.	68,850	137,818
China Airlines, Ltd. (a)	306,000	115,542
China Chemical & Pharmaceutical Co., Ltd.	235,000	138,331
China Development Financial Holding Corp.	1,906,945	572,260
China Steel Chemical Corp.	86,595	334,112
China Steel Corp.	1,232,451	989,651
Chipbond Technology Corp.	66,000	110,131
Chlitina Holding, Ltd.	2,000	6,859
Chong Hong Construction Co., Ltd.	7,717	17,763
Chung Hwa Pulp Corp.	307,794	110,637
Chunghwa Chemical Synthesis & Biotech Co., Ltd.	83,000	59,532
Chunghwa Telecom Co., Ltd.	389,457	1,342,114
CMC Magnetics Corp. (a)	370,933	51,620
Coland Holdings, Ltd.	11,938	13,897
Compal Electronics, Inc.	781,774	555,574
Coxon Precise Industrial Co., Ltd. (a)	10,000	9,201
CTBC Financial Holding Co., Ltd.	2,162,527	1,354,967
Da-Li Development Co., Ltd.	224,444	238,329
Delta Electronics, Inc.	311,167	1,600,780
Dimerco Express Corp.	404,000	306,424
E.Sun Financial Holding Co., Ltd.	274,687	163,957
Eclat Textile Co., Ltd.	8,854	107,595
Elan Microelectronics Corp.	2,000	2,764
Elite Advanced Laser Corp.	11,520	42,738
Elite Material Co., Ltd.	13,000	61,733
Elite Semiconductor Memory Technology, Inc.	239,750	318,623

See accompanying notes to financial statements.

32

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Episil-Precision, Inc. (a)	909	$700
Epistar Corp. (a)	84,180	107,154
Etron Technology, Inc. (a)	12,445	4,822
Eva Airways Corp.	221,291	108,004
Excelsior Medical Co., Ltd.	72,344	106,044
Far Eastern New Century Corp.	855,850	677,364
Feng TAY Enterprise Co., Ltd.	15,747	71,662
Flytech Technology Co., Ltd.	8,854	26,424
Formosa Chemicals & Fibre Corp.	399,243	1,213,897
Formosa Petrochemical Corp.	59,000	203,321
Formosa Plastics Corp.	634,714	1,921,473
Founding Construction & Development Co., Ltd.	683,677	349,459
Foxconn Technology Co., Ltd.	221,223	638,340
Fubon Financial Holding Co., Ltd.	1,004,903	1,567,468
Fullerton Technology Co., Ltd.	76,000	59,273
Fwusow Industry Co., Ltd.	310,383	183,216
Giant Manufacturing Co., Ltd.	72,302	339,765
Grape King Bio, Ltd.	73,664	444,549
Great Wall Enterprise Co., Ltd.	78,300	82,628
HannStar Display Corp.	216,500	83,890
Himax Technologies, Inc. ADR (b)	7,931	86,686
Hiwin Technologies Corp.	9,548	84,227
Hocheng Corp. (a)	459,000	142,737
Hon Hai Precision Industry Co., Ltd.	1,614,495	5,590,357
Hong TAI Electric Industrial	301,000	100,750
Hota Industrial Manufacturing Co., Ltd.	9,574	45,148
Hotai Motor Co., Ltd.	72,433	834,828
HTC Corp. (a)	149,198	372,946
Hua Nan Financial Holdings Co., Ltd.	1,349,683	732,169
Hung Sheng Construction, Ltd.	159,000	117,452
Ibase Technology, Inc.	248,222	430,566
Innolux Corp.	615,820	287,358
Iron Force Industrial Co., Ltd.	6,000	26,415
Janfusun Fancyworld Corp. (a)	886,112	63,411
KEE TAI Properties Co., Ltd.	155,000	51,370
Kenda Rubber Industrial Co., Ltd.	4,766	6,719
Kerry TJ Logistics Co., Ltd.	148,000	176,923
Kindom Construction Corp.	85,000	49,614
Kung Long Batteries Industrial Co., Ltd.	9,000	43,777
Kuoyang Construction Co., Ltd.	85,225	33,726
Kwong Fong Industries Corp.	61,974	44,349
Land Mark Optoelectronics Corp.	2,600	31,981
Largan Precision Co., Ltd.	6,000	1,054,610
Leofoo Development Co., Ltd. (a)	306,645	79,887

See accompanying notes to financial statements.

33

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Li Cheng Enterprise Co., Ltd.	9,225	$18,618
Lite-On Technology Corp.	400,265	571,543
Long Bon International Co., Ltd.	11,000	5,169
Long Chen Paper Co., Ltd.	2,276,165	3,362,755
Makalot Industrial Co., Ltd.	4,139	18,085
MediaTek, Inc.	148,329	1,391,624
Medigen Biotechnology Corp. (a)	5,248	7,710
Mega Financial Holding Co., Ltd.	922,333	720,858
Merida Industry Co., Ltd.	2,100	9,141
Merry Electronics Co., Ltd.	13,356	84,125
Mosel Vitelic, Inc. (a)	3,758	620
Namchow Holdings Co., Ltd.	147,000	294,737
Nan Ya Plastics Corp.	626,486	1,543,283
Nanya Technology Corp.	3,982	11,267
National Petroleum Co., Ltd.	705,003	897,412
Neo Solar Power Corp. (a)	63,938	32,682
New Era Electronics Co., Ltd.	70,000	45,360
Newmax Technology Co., Ltd. (a)	67,185	101,584
Nexcom International Co., Ltd.	165,638	166,599
Novatek Microelectronics Corp.	76,225	286,560
OBI Pharma, Inc. (a)	3,000	17,115
Pacific Hospital Supply Co., Ltd.	68,000	160,335
Pan Jit International, Inc.	9,000	6,604
Parade Technologies, Ltd.	4,000	63,580
PChome Online, Inc.	3,519	18,045
Pegatron Corp.	149,686	388,481
Phytohealth Corp. (a)	9,000	7,717
Pihsiang Machinery Manufacturing Co., Ltd. (a)	51,000	29,096
Portwell, Inc. (a)	72,000	118,124
Pou Chen Corp.	537,462	674,397
Powertech Technology, Inc.	161,285	464,857
Promate Electronic Co., Ltd.	151,000	139,677
ProMOS Technologies, Inc. (a) (d)	130,950	—
Quanta Computer, Inc.	545,664	1,256,013
Radiant Opto-Electronics Corp.	14,000	32,779
Sampo Corp.	537,000	261,204
Sesoda Corp.	233,574	221,835
Shih Wei Navigation Co., Ltd. (a)	297,321	85,302
Shin Kong Financial Holding Co., Ltd.	698,663	209,203
Silicon Motion Technology Corp. ADR (b)	2,186	104,994
Siliconware Precision Industries Co., Ltd.	300,473	480,574
Sinbon Electronics Co., Ltd.	169,068	447,146
Sinon Corp.	302,000	172,293
SinoPac Financial Holdings Co., Ltd.	1,940,907	581,171

See accompanying notes to financial statements.

34

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Sinphar Pharmaceutical Co., Ltd.	214,524	$155,637
Solar Applied Materials Technology Co. (a)	123,418	63,085
Solartech Energy Corp. (a)	10,041	4,371
Stark Technology, Inc.	116,400	132,622
Supreme Electronics Co., Ltd.	390,818	386,642
Ta Ya Electric Wire & Cable (a)	927,000	231,719
Tainan Enterprises Co., Ltd.	86,000	68,490
Taishin Financial Holding Co., Ltd.	1,787,615	769,304
Taisun Enterprise Co., Ltd. (a)	382,000	228,641
Taiwan Acceptance Corp.	9,000	30,125
Taiwan Cement Corp.	699,533	779,720
Taiwan Chinsan Electronic Industrial Co., Ltd.	75,000	135,536
Taiwan Cogeneration Corp.	88,000	67,471
Taiwan Fire & Marine Insurance Co., Ltd.	69,000	45,395
Taiwan FU Hsing Industrial Co., Ltd.	80,000	103,021
Taiwan Land Development Corp. (a)	490,750	165,881
Taiwan Mobile Co., Ltd.	4,000	14,246
Taiwan Paiho, Ltd.	90,433	416,020
Taiwan Pulp & Paper Corp. (a)	746,000	498,170
Taiwan Sakura Corp.	176,200	222,545
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	59,861	2,247,781
Taiwan Semiconductor Manufacturing Co., Ltd.	1,655,500	11,819,541
Taiwan TEA Corp.	239,913	125,795
Taiwan Union Technology Corp.	309,000	819,272
Taiyen Biotech Co., Ltd.	141,500	130,889
Tatung Co., Ltd. (a)	395,885	161,884
TPK Holding Co., Ltd. (a)	8,000	25,801
Transasia Airways Corp. (a) (d)	361,784	—
Tripod Technology Corp.	161,320	558,587
TrueLight Corp.	9,100	10,953
Tung Thih Electronic Co., Ltd.	5,000	32,647
Uni-President Enterprises Corp.	302,993	634,483
United Microelectronics Corp. ADR (b)	599,179	1,497,948
Unity Opto Technology Co., Ltd.	12,759	5,070
Ve Wong Corp.	149,000	117,435
Visual Photonics Epitaxy Co., Ltd.	226,151	449,707
Wei Chuan Foods Corp. (a)	76,000	47,368
Wei Mon Industry Co., Ltd. (a) (d)	240,450	—
Weikeng Industrial Co., Ltd.	162,526	88,970
Winbond Electronics Corp.	86,000	74,871
Wistron Corp.	398,911	319,008

See accompanying notes to financial statements.

35

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Zeng Hsing Industrial Co., Ltd.	70,350	$305,073
Zenitron Corp.	319,000	192,511

		77,314,520

THAILAND — 3.1%
Advanced Info Service PCL (e)	251,915	1,442,752
Airports of Thailand PCL (e)	402,700	712,423
Bangkok Dusit Medical Services PCL (e)	115,500	70,997
Bangkok Expressway & Metro PCL (e)	7,488,108	1,807,474
Bangkok Land PCL (e)	1,624,000	87,652
Bank of Ayudhya PCL	50,800	57,502
Banpu PCL (e)	549,960	290,234
BEC World PCL (e)	62,200	30,401
BTS Group Holdings PCL (e)	76,500	19,612
Bumrungrad Hospital PCL (e)	16,700	107,661
Central Pattana PCL (e)	121,600	284,402
Central Plaza Hotel PCL (e)	89,900	120,630
CH Karnchang PCL (e)	15,448	12,970
Charoen Pokphand Foods PCL (e)	45,900	36,816
CP ALL PCL (e)	420,200	828,430
Electricity Generating PCL (e)	186,774	1,316,099
IRPC PCL (e)	2,110,158	398,621
Jasmine International PCL (e)	638,541	157,003
Kasikornbank PCL	134,400	862,417
Krung Thai Bank PCL (e)	103,500	58,345
Land & Houses PCL (e)	163,300	48,721
Minor International PCL (e)	21,928	26,794
Pruksa Holding PCL (e)	61,700	43,477
PTT Exploration & Production PCL (e)	265,730	713,128
PTT Global Chemical PCL (e)	53,100	122,600
PTT PCL (e)	132,736	1,623,877
Quality Houses PCL (e)	569,783	47,154
Sansiri PCL (e)	592,033	40,475
Siam Cement PCL	91,923	1,383,668
Siam Commercial Bank PCL (e)	270,402	1,240,525
Siam Future Development PCL (e)	414,913	79,623
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund	203,266	107,880
Thai Airways International PCL (a) (e)	146,400	79,894
Thai Beverage PCL	932,300	617,895
Thai Oil PCL (e)	260,395	722,235
Thaicom PCL (e)	92,800	46,191
TICON Industrial Connection PCL (e)	263,480	127,197
Tisco Financial Group PCL NVDR	14,200	32,786
Tisco Financial Group PCL (e)	322,018	743,490

See accompanying notes to financial statements.

36

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
TMB Bank PCL (e)	10,556,117	$797,644
Total Access Communication PCL (a) (e)	16,200	27,688
True Corp. PCL (a) (e)	1,174,910	214,901
TTCL PCL (e)	16,000	7,868
U City PCL (a) (e)	19,312,900	17,373

		17,615,525

TURKEY — 1.3%
Akbank Turk AS	238,946	631,617
Anadolu Efes Biracilik Ve Malt Sanayii A/S	51,360	302,143
Aselsan Elektronik Sanayi Ve Ticaret A/S	14,186	104,916
BIM Birlesik Magazalar A/S	9,360	195,433
Coca-Cola Icecek A/S	1,078	11,289
Dogan Sirketler Grubu Holding A/S (a)	335,247	82,018
Eregli Demir ve Celik Fabrikalari TAS	353,326	768,035
Haci Omer Sabanci Holding A/S	127,471	359,174
KOC Holding A/S	191,303	879,560
Migros Ticaret A/S (a)	2,005	14,513
Tupras Turkiye Petrol Rafinerileri A/S	26,120	893,167
Turk Hava Yollari AO (a)	62,750	154,400
Turkcell Iletisim Hizmetleri A/S	109,846	391,987
Turkiye Garanti Bankasi A/S	474,073	1,290,466
Turkiye Halk Bankasi A/S	24,437	83,287
Turkiye Is Bankasi Class C	298,472	569,062
Turkiye Vakiflar Bankasi TAO	41,712	73,545
Ulker Biskuvi Sanayi A/S	65,968	358,956
Yapi ve Kredi Bankasi A/S (a)	192,013	233,260

		7,396,828

UNITED ARAB EMIRATES — 0.8%
Abu Dhabi Commercial Bank PJSC	215,465	416,539
Agthia Group PJSC	14,828	21,479
Air Arabia PJSC	497,778	154,511
Ajman Bank PJSC (a)	214,727	67,236
Al Waha Capital PJSC	96,003	44,961
Aldar Properties PJSC	417,606	264,937
Arabtec Holding PJSC (a)	74,617	58,513
Bank of Sharjah	88,235	29,310
DAMAC Properties Dubai Co. PJSC	346,082	358,082
Depa, Ltd.	52,265	19,077
Deyaar Development PJSC (a)	323,951	43,574
DP World, Ltd.	17,056	383,078
Dubai Financial Market PJSC (a)	195,262	59,015
Dubai Investments PJSC	168,078	106,174
Emaar Malls PJSC	104,183	66,096

See accompanying notes to financial statements.

37

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Emaar Properties PJSC	360,598	$833,588
Eshraq Properties Co. PJSC (a)	246,758	51,735
First Abu Dhabi Bank PJSC	202,373	562,048
Gulf General Investment Co. (a)	192,415	19,228
Gulf Pharmaceutical Industries PSC	37,561	26,898
Invest bank PSC	27,643	18,591
National Central Cooling Co. PJSC	375,318	210,517
Orascom Construction, Ltd. (a)	1,396	9,423
RAK Properties PJSC	378,091	71,034
Ras Al Khaimah Ceramics	34,427	22,497
SHUAA Capital PSC (a)	517,256	157,741
Union National Bank PJSC	75,945	88,090
Union Properties PJSC (a)	158,120	36,380

		4,200,352

TOTAL COMMON STOCKS (Cost $513,287,792)		558,389,827

WARRANTS — 0.0% (g)
MALAYSIA — 0.0% (g)
KNM Group Bhd (expiring 11/15/17) (a)	66,712	79
VS Industry Bhd (expiring 1/6/19) (a)	19,500	4,480

		4,559

SOUTH AFRICA — 0.0% (g)
Adcock Ingram Holdings, Ltd. (expiring 7/26/19) (a)	335	273

TOTAL WARRANTS (Cost $0)		4,832

RIGHTS — 0.0% (g)
BRAZIL — 0.0% (g)
Cosan Logistica SA (expiring 10/26/17) (a)	1,353	436

CHINA — 0.0% (g)
China State Construction International Holdings, Ltd. (expiring 10/3/17) (a) (e)	17,250	110

GREECE — 0.0% (g)
Frigoglass SAIC (expiring 10/18/17) (a)	77	—

MALAYSIA — 0.0% (g)
UMW Oil & Gas Corp. Bhd (expiring 10/10/17) (a)	107,696	128

TOTAL RIGHTS (Cost $0)		674

See accompanying notes to financial statements.

38

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
SHORT-TERM INVESTMENTS — 1.5%
State Street Navigator Securities Lending Government Money Market Portfolio (h) (i) (Cost $8,647,800)	8,647,800	$8,647,800

TOTAL INVESTMENTS — 100.8% (Cost $521,935,592)		567,043,133

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.8)%		(4,607,142)

NET ASSETS — 100.0%		$562,435,991

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2017.
(c)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 0.3% of net assets as of September 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2017, total aggregate fair value of the securities is $28,081, representing less than 0.05% of the Fund’s net assets.
(e)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of September 30, 2017, total aggregate fair value of securities is $14,672,229 representing 2.5% of net assets.
(f)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(g)	Amount is less than 0.05% of net assets.
(h)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(i)	Investment of cash collateral for securities loaned.

ADR	=	American Depositary Receipt
GDR	=	Global Depositary Receipt
NVDR	=	Non Voting Depositary Receipt
REIC	=	Real Estate Investment Company
REIT	=	Real Estate Investment Trust

At September 30, 2017, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation/ Depreciation
MSCI Taiwan Index Futures	10/30/2017	13	$501,239	$500,149	$(1,090)

During the period ended September 30, 2017, average notional value related to futures contracts was $475,290 or less than 0.5% of net assets.

See accompanying notes to financial statements.

39

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
ASSETS:
INVESTMENTS:
Common Stocks
Brazil	$48,653,958	$—	$—		$48,653,958
Chile	9,654,807	—	—		9,654,807
China	174,909,103	22,114	11,689		174,942,906
Colombia	3,193,506	—	—		3,193,506
Czech Republic	1,787,877	—	—		1,787,877
Egypt	1,830,377	—	—		1,830,377
Greece	982,655	—	—		982,655
Hong Kong	6,926,010	13,901	16,392		6,956,303
Hungary	3,642,222	—	—		3,642,222
India	65,360,704	461,061	0	(a)	65,821,765
Indonesia	15,396,283	4,873	—		15,401,156
Malaysia	14,682,641	131	—		14,682,772
Malta	200	—	—		200
Mexico	22,367,565	—	—		22,367,565
Monaco	45,963	—	—		45,963
Netherlands	260,134	—	—		260,134
Peru	4,849,825	—	—		4,849,825
Philippines	8,300,764	—	—		8,300,764
Poland	6,694,687	—	—		6,694,687
Qatar	2,831,031	—	—		2,831,031
Russia	22,484,270	—	—		22,484,270
South Africa	36,469,409	8,450	—		36,477,859
Taiwan	77,285,424	29,096	0	(a)	77,314,520
Thailand	3,062,148	14,553,377	—		17,615,525
Turkey	7,396,828	—	—		7,396,828
United Arab Emirates	4,154,863	45,489	—		4,200,352
Warrants
Malaysia	4,480	79	—		4,559
South Africa	273	—	—		273
Rights
Brazil	436	—	—		436
China	—	110	—		110
Greece	0	—	—		0

See accompanying notes to financial statements.

40

SPDR Portfolio Emerging Markets ETF

(formerly, SPDR S&P Emerging Markets ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Malaysia	$128	$—	$—	$128
Short-Term Investments	8,647,800	—	—	8,647,800

TOTAL INVESTMENTS	$551,876,371	$15,138,681	$28,081	$567,043,133

LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts	(1,090)	—	—	(1,090)

TOTAL OTHER FINANCIAL INSTRUMENTS:	$(1,090)	$—	$—	$(1,090)

(a)	Fund held Level 3 securities that were valued at $0 at September 30, 2017.

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional
U.S. Government Money Market Fund, Class G Shares	—	$—	$20,734,160	$20,734,160	$—	$—	—	$—	$5,881
State Street Institutional
U.S. Government Money Market Fund, Premier Class	1,745,114	1,745,114	12,134,238	13,879,352	—	—	—	—	1,677
State Street Navigator Securities
Lending Government Money Market Portfolio*	3,656,112	3,656,112	44,196,372	39,204,684	—	—	8,647,800	8,647,800	73,463

Total		$5,401,226	$77,064,770	$73,818,196	$—	$—		$8,647,800	$81,021

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

41

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value
COMMON STOCKS — 99.5%
AUSTRALIA — 5.6%
Abacus Property Group REIT	14,579	$43,241
AGL Energy, Ltd.	34,041	624,219
Alumina, Ltd.	335,088	578,439
Amcor, Ltd.	92,974	1,109,600
AMP, Ltd.	188,401	714,013
Ansell, Ltd.	29,677	518,813
APA Group	130,909	857,693
Aristocrat Leisure, Ltd.	60,228	992,416
Arrium, Ltd. (a) (b) (c)	163,093	—
Australia & New Zealand Banking Group, Ltd.	139,605	3,242,414
BHP Billiton PLC	95,355	1,681,680
BHP Billiton, Ltd.	159,422	3,224,831
BlueScope Steel, Ltd.	42,840	368,750
Boral, Ltd.	34,672	184,180
Brambles, Ltd.	135,537	957,142
BWP Trust REIT	206,651	478,339
Caltex Australia, Ltd.	13,659	344,033
carsales.com, Ltd.	18,362	184,851
Challenger, Ltd.	33,659	328,811
Coca-Cola Amatil, Ltd.	31,972	193,921
Cochlear, Ltd.	2,813	351,411
Commonwealth Bank of Australia	85,419	5,043,556
Computershare, Ltd.	86,919	986,868
CSL, Ltd.	25,791	2,710,935
CSR, Ltd.	121,025	449,171
Dexus Property Group REIT	23,688	176,574
Fairfax Media, Ltd.	124,363	92,214
Fortescue Metals Group, Ltd.	86,728	349,783
Goodman Group REIT	80,106	517,927
GPT Group REIT	89,267	347,415
GWA Group, Ltd.	111,026	227,374
Harvey Norman Holdings, Ltd. (c)	29,655	90,283
Healthscope, Ltd.	104,851	137,393
Iluka Resources, Ltd.	26,788	199,682
Incitec Pivot, Ltd.	84,781	239,484
Infigen Energy (b) (c)	79,435	47,370
Ingenia Communities Group REIT	74,289	153,888
Insurance Australia Group, Ltd.	215,436	1,076,796
LendLease Group	84,664	1,190,454
Macquarie Group, Ltd.	22,777	1,624,919
Medibank Pvt, Ltd.	139,341	319,255
Mirvac Group REIT	91,205	163,882

See accompanying notes to financial statements.

42

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
National Australia Bank, Ltd.	124,177	$3,069,217
Newcrest Mining, Ltd.	44,070	726,861
Oil Search, Ltd.	59,174	325,016
Orica, Ltd.	15,455	239,746
Origin Energy, Ltd. (b)	113,937	668,717
Orora, Ltd.	95,420	232,101
OZ Minerals, Ltd.	24,250	141,186
Perpetual, Ltd.	15,366	624,790
QBE Insurance Group, Ltd.	68,390	537,159
Ramsay Health Care, Ltd.	6,519	318,570
REA Group, Ltd.	2,661	139,893
Santos, Ltd. (b)	126,961	400,472
Scentre Group REIT	264,490	815,601
SEEK, Ltd.	17,933	233,721
Sonic Healthcare, Ltd.	30,516	500,677
South32, Ltd. (d)	92,360	238,846
South32, Ltd. (d)	160,082	410,739
Stockland REIT	125,834	424,563
Suncorp Group, Ltd.	65,101	666,613
Sydney Airport	56,170	313,365
Tatts Group, Ltd.	205,964	643,206
Telstra Corp., Ltd.	219,432	600,899
TPG Telecom, Ltd. (c)	18,343	70,093
Transurban Group	101,121	942,614
Treasury Wine Estates, Ltd.	63,346	680,454
Vicinity Centres REIT	165,309	345,028
Wesfarmers, Ltd.	59,853	1,941,007
Westfield Corp. REIT	102,143	628,348
Westpac Banking Corp.	161,648	4,048,639
Woodside Petroleum, Ltd.	46,791	1,068,393
Woolworths, Ltd.	82,110	1,624,220
WorleyParsons, Ltd. (b)	25,044	265,285

		57,010,059

AUSTRIA — 0.3%
ams AG (b)	3,071	222,803
ANDRITZ AG	1,811	104,704
Erste Group Bank AG (b)	17,843	770,880
OMV AG	17,710	1,031,972
Raiffeisen Bank International AG (b)	6,671	223,620
voestalpine AG	15,786	805,181

		3,159,160

BELGIUM — 1.2%
Ackermans & van Haaren NV	1,124	197,126

See accompanying notes to financial statements.

43

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Aedifica SA REIT	3,647	$344,143
Ageas	23,379	1,098,912
Anheuser-Busch InBev SA/NV	49,106	5,880,777
Bekaert SA	4,967	238,285
Colruyt SA (c)	3,179	162,862
Galapagos NV (b)	2,187	222,842
Gimv NV	948	58,278
Groupe Bruxelles Lambert SA	4,065	427,702
KBC Group NV	17,095	1,449,036
Proximus SADP	7,180	247,473
Solvay SA	3,726	556,776
UCB SA	11,801	840,277
Umicore SA	5,112	422,978

		12,147,467

CANADA — 8.3%
AGF Management, Ltd. Class B	33,531	216,900
Agnico Eagle Mines, Ltd.	11,524	519,601
Agrium, Inc.	12,324	1,317,687
Air Canada (b)	13,300	279,049
Alamos Gold, Inc. Class A	12,349	83,238
Algonquin Power & Utilities Corp. (c)	13,450	141,851
Alimentation Couche-Tard, Inc. Class B	21,230	965,887
AltaGas, Ltd.	7,335	168,559
ARC Resources, Ltd. (c)	18,813	258,582
Argonaut Gold, Inc. (b)	17,622	34,521
Atco, Ltd. Class I	3,726	136,450
Athabasca Oil Corp. (b)	17,275	15,470
Avigilon Corp. (b) (c)	3,446	49,266
B2Gold Corp. (b)	55,967	153,941
Badger Daylighting, Ltd. (c)	3,325	70,639
Bank of Montreal	30,410	2,296,099
Bank of Nova Scotia	60,336	3,869,146
Barrick Gold Corp.	60,741	975,236
BCE, Inc.	13,805	645,297
BlackBerry, Ltd. (b)	32,562	363,203
Bombardier, Inc. Class B (b)	120,971	218,602
Brookfield Asset Management, Inc. Class A	53,124	2,188,421
CAE, Inc.	14,541	253,812
Cameco Corp. (c)	33,619	323,919
Canadian Imperial Bank of Commerce	22,362	1,951,993
Canadian National Railway Co.	40,394	3,339,009
Canadian Natural Resources, Ltd.	65,786	2,198,214
Canadian Pacific Railway, Ltd.	10,026	1,680,126

See accompanying notes to financial statements.

44

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Canadian Solar, Inc. (b) (c)	2,294	$38,631
Canadian Tire Corp., Ltd. Class A	4,206	522,416
Canadian Utilities, Ltd. Class A	5,877	182,092
Canadian Western Bank	22,328	601,829
CCL Industries, Inc. Class B	6,089	293,970
Cenovus Energy, Inc. (c)	38,736	387,468
CES Energy Solutions Corp.	15,786	79,646
CGI Group, Inc. Class A (b)	21,407	1,107,450
CI Financial Corp.	12,150	265,121
Cineplex, Inc. (c)	3,179	99,235
Constellation Software, Inc.	1,019	554,651
Crescent Point Energy Corp. (c)	35,826	287,032
CT Real Estate Investment Trust	14,696	163,217
Detour Gold Corp. (b)	9,713	106,865
Dollarama, Inc.	5,688	620,943
ECN Capital Corp.	16,198	51,289
Eldorado Gold Corp.	33,293	72,940
Element Fleet Management Corp.	19,405	143,522
Emera, Inc. (c)	7,353	277,858
Empire Co., Ltd.	8,138	143,675
Enbridge Income Fund Holdings, Inc.	4,861	124,921
Enbridge, Inc.	80,063	3,336,572
Encana Corp.	47,523	558,200
Enerplus Corp.	7,881	77,572
Exchange Income Corp. (c)	7,197	201,008
Fairfax Financial Holdings, Ltd.	1,900	986,469
Finning International, Inc.	7,000	159,685
Firm Capital Mortgage Investment Corp.	29,322	289,551
First Capital Realty, Inc.	6,791	106,862
First Majestic Silver Corp. (b) (c)	13,838	94,271
First Quantum Minerals, Ltd.	33,676	377,244
Fortis, Inc.	20,405	730,609
Franco-Nevada Corp.	8,593	664,134
George Weston, Ltd.	2,351	204,243
Gildan Activewear, Inc.	11,687	364,351
Goldcorp, Inc.	47,239	611,899
Gran Tierra Energy, Inc. (b)	25,165	56,944
Great-West Lifeco, Inc.	15,286	438,908
H&R Real Estate Investment Trust	6,791	116,962
Home Capital Group, Inc. (c)	3,438	38,183
Husky Energy, Inc. (b)	30,104	375,984
Hydro One, Ltd.	8,367	152,000
IAMGOLD Corp. (b)	42,521	259,413
Imperial Oil, Ltd.	12,442	396,544

See accompanying notes to financial statements.

45

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Industrial Alliance Insurance & Financial Services, Inc.	5,114	$231,033
Innergex Renewable Energy, Inc.	25,431	292,203
Intact Financial Corp.	7,113	586,205
Inter Pipeline, Ltd.	16,942	350,178
International Petroleum Corp. (b)	3,745	16,242
K-Bro Linen, Inc.	7,000	217,559
Keyera Corp.	8,652	263,853
Kinross Gold Corp. (b)	55,281	233,828
Linamar Corp.	2,520	153,418
Loblaw Cos., Ltd.	11,787	641,822
Lundin Mining Corp.	37,206	254,654
MacDonald Dettwiler & Associates, Ltd.	2,294	130,195
Magna International, Inc.	19,785	1,053,439
Manulife Financial Corp.	104,683	2,118,520
Methanex Corp.	4,214	211,264
Metro, Inc.	12,362	424,142
National Bank of Canada	18,845	904,843
New Gold, Inc. (b)	30,125	111,525
Obsidian Energy, Ltd. (b) (c)	25,711	27,137
Onex Corp.	4,105	316,052
Open Text Corp.	10,996	353,975
Pan American Silver Corp.	7,497	127,383
Parex Resources, Inc. (b)	18,329	220,566
Pembina Pipeline Corp.	15,488	542,170
Pengrowth Energy Corp. (b) (c)	23,130	23,488
Peyto Exploration & Development Corp. (c)	6,667	108,749
Potash Corp. of Saskatchewan, Inc. (c)	53,970	1,036,549
Power Corp. of Canada	18,813	477,000
Power Financial Corp.	15,651	433,120
PrairieSky Royalty, Ltd. (c)	10,340	263,988
Precision Drilling Corp. (b)	15,581	48,338
Pure Industrial Real Estate Trust	42,348	215,355
Quebecor, Inc. Class B	4,155	155,781
Restaurant Brands International, Inc.	11,502	733,170
Richmont Mines, Inc. (b)	7,482	69,576
RioCan Real Estate Investment Trust	7,845	150,107
Ritchie Bros Auctioneers, Inc. (c)	5,367	169,295
Rogers Communications, Inc. Class B	28,397	1,460,891
Royal Bank of Canada	80,081	6,181,601
Russel Metals, Inc.	2,990	65,937
Saputo, Inc.	13,229	456,851
Secure Energy Services, Inc. (c)	9,639	66,744
SEMAFO, Inc. (b)	23,233	61,303
Seven Generations Energy, Ltd. Class A (b)	8,794	138,803

See accompanying notes to financial statements.

46

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Shaw Communications, Inc. Class B	41,058	$942,858
Sherritt International Corp. (b)	47,466	40,610
Shopify, Inc. Class A (b)	2,896	336,039
SNC-Lavalin Group, Inc.	10,015	451,562
Stantec, Inc.	3,872	107,214
Stars Group, Inc. (b)	9,336	190,355
Sun Life Financial, Inc.	38,923	1,546,463
Suncor Energy, Inc.	96,924	3,389,027
Tahoe Resources, Inc.	7,197	37,750
Teck Resources, Ltd. Class B	29,591	621,561
TELUS Corp.	23,687	850,016
Thomson Reuters Corp.	21,342	976,956
TMX Group, Ltd.	2,477	139,630
Toromont Industries, Ltd.	3,872	177,153
Toronto-Dominion Bank	99,128	5,568,098
Tourmaline Oil Corp. (b)	6,397	129,766
TransCanada Corp. (c)	44,657	2,202,053
Trinidad Drilling, Ltd. (b)	11,462	17,322
Turquoise Hill Resources, Ltd. (b)	47,962	148,030
Valeant Pharmaceuticals International, Inc. (b)	16,951	242,341
Veresen, Inc.	15,383	230,256
Vermilion Energy, Inc. (c)	5,631	199,684
Waste Connections, Inc.	12,943	903,055
West Fraser Timber Co., Ltd.	2,062	118,709
Wheaton Precious Metals Corp.	20,109	382,676
Whitecap Resources, Inc. (c)	18,167	140,903
Yamana Gold, Inc.	58,894	155,399
Yellow Pages, Ltd. (b) (c)	5,683	39,215

		83,820,650

CHILE — 0.0% (e)
Antofagasta PLC	17,326	220,599

CHINA — 0.2%
APT Satellite Holdings, Ltd.	176,000	82,246
Bloomage BioTechnology Corp., Ltd.	24,147	48,228
BOC Hong Kong Holdings, Ltd.	183,500	891,575
China Everbright Water, Ltd. (c)	118,215	36,998
Chong Hing Bank, Ltd.	1,385	2,827
ENN Energy Holdings, Ltd.	38,000	275,366
Fosun International, Ltd. (c)	122,500	258,152

See accompanying notes to financial statements.

47

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
HC International, Inc.	60,000	$48,395
Sino Grandness Food Industry Group, Ltd. (b) (c)	367,445	59,529

		1,703,316

DENMARK — 1.5%
AP Moeller - Maersk A/S Class B	319	606,094
AP Moller - Maersk A/S Class A	159	292,246
Carlsberg A/S Class B	5,215	570,810
Chr Hansen Holding A/S	4,865	417,344
Coloplast A/S Class B	4,361	354,018
Danske Bank A/S	50,465	2,018,664
DONG Energy A/S	10,165	581,983
DSV A/S	8,849	669,565
FLSmidth & Co. A/S	9,286	614,120
Genmab A/S (b)	2,717	599,960
GN Store Nord A/S	7,226	247,724
ISS A/S	9,043	363,743
Jyske Bank A/S	2,388	137,822
Novo Nordisk A/S Class B	98,725	4,720,757
Novozymes A/S Class B	11,013	565,276
Pandora A/S (c)	6,179	610,067
SimCorp A/S	2,011	122,836
TDC A/S	13,159	77,117
Vestas Wind Systems A/S	13,614	1,221,947

		14,792,093

FINLAND — 1.1%
Amer Sports Oyj (b)	6,790	180,129
Caverion Corp. (b)	13,188	121,141
Elisa Oyj	7,680	330,668
Fortum Oyj	22,622	451,701
Kemira Oyj	21,484	282,430
Kesko Oyj Class B	3,791	203,336
Kone Oyj Class B	19,325	1,023,501
Konecranes Oyj	3,476	154,346
Metso Oyj	13,845	508,049
Neste Oyj	12,312	537,816
Nokia Oyj (d)	199,445	1,197,782
Nokia Oyj (d)	107,106	640,954
Nokian Renkaat Oyj	5,630	250,457
Orion Oyj Class B	5,061	234,897
Sampo Oyj Class A	27,339	1,445,357
Sanoma Oyj	18,907	206,308
Stockmann Oyj Abp Class B (b)	19,802	140,459
Stora Enso Oyj Class R	41,972	592,950

See accompanying notes to financial statements.

48

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Tikkurila Oyj	9,290	$169,242
UPM-Kymmene Oyj	34,809	943,597
Valmet Oyj	13,581	267,002
Wartsila Oyj Abp	10,140	718,051
YIT Oyj	19,547	159,910

		10,760,083

FRANCE — 8.2%
Accor SA	17,780	883,555
Aeroports de Paris	1,612	260,701
Air Liquide SA	18,210	2,429,418
Airbus SE	31,483	2,992,795
Albioma SA	16,040	361,804
Alstom SA	15,855	673,557
Arkema SA	2,191	268,733
Atos SE	4,154	644,550
AXA SA	97,683	2,955,153
BNP Paribas SA	55,146	4,449,461
Bollore SA	26,311	131,542
Bourbon Corp. (c)	19,485	176,219
Bouygues SA	16,273	772,403
Bureau Veritas SA	11,207	289,290
Capgemini SE	7,888	924,686
Carrefour SA	45,841	926,433
Casino Guichard Perrachon SA	7,005	415,556
CGG SA (b) (c)	2,134	11,857
Christian Dior SE	90	28,829
Cie de Saint-Gobain	33,027	1,968,624
Cie Generale des Etablissements Michelin	9,792	1,429,648
Cie Plastic Omnium SA	3,614	154,642
Credit Agricole SA	60,149	1,093,643
Danone SA	31,232	2,450,543
Dassault Systemes SE	5,066	512,600
Edenred	18,579	505,174
Eiffage SA	2,664	275,886
Electricite de France SA	20,723	251,724
Elis SA	9,199	246,374
Engie SA	81,800	1,389,635
Essilor International SA	10,153	1,257,301
Eutelsat Communications SA	4,306	127,569
Faurecia	2,793	193,920
Fonciere Des Regions REIT	2,617	271,915
Gecina SA REIT	2,129	345,319
Groupe Eurotunnel SE	20,460	246,716

See accompanying notes to financial statements.

49

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Groupe Fnac SA (b) (d)	664	$63,921
Groupe Fnac SA (b) (d)	1,233	118,842
Hermes International	1,804	909,698
Iliad SA	1,119	297,450
Ingenico Group SA	2,576	244,237
Ipsen SA	1,768	235,035
Kering	5,800	2,311,070
Klepierre SA REIT	9,535	374,352
Lagardere SCA	15,592	522,111
Legrand SA	13,722	990,848
L’Oreal SA	13,133	2,793,096
LVMH Moet Hennessy Louis Vuitton SE	13,504	3,726,894
Natixis SA	23,460	187,762
Nexans SA	4,882	289,556
Orange SA	104,710	1,715,703
Orpea	2,305	273,042
Pernod Ricard SA	10,497	1,452,537
Peugeot SA	30,237	720,285
Publicis Groupe SA	16,908	1,181,128
Renault SA	12,814	1,259,009
Rexel SA	14,830	256,669
Rubis SCA	4,380	279,251
Safran SA	17,159	1,753,466
Sanofi	60,337	5,992,464
Schneider Electric SE (b) (d)	28,118	2,447,541
Schneider Electric SE (b) (d)	2,000	173,322
SCOR SE	9,168	384,492
SEB SA	1,326	243,291
Societe BIC SA	1,372	164,469
Societe Generale SA	41,721	2,443,192
Sodexo SA	5,058	630,844
Suez	19,519	356,399
Technicolor SA	23,776	82,075
Teleperformance	2,880	430,018
Television Francaise 1 (c)	5,957	87,079
Thales SA	5,095	576,912
TOTAL SA	122,673	6,590,613
Ubisoft Entertainment SA (b)	7,969	547,922
Unibail-Rodamco SE REIT	4,875	1,185,783
Valeo SA	19,255	1,429,077
Vallourec SA (b) (c)	24,952	148,376
Veolia Environnement SA	43,010	994,047
Vinci SA	23,592	2,242,392
Vivendi SA	63,297	1,602,852

See accompanying notes to financial statements.

50

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Wendel SA	1,442	$233,633
Zodiac Aerospace	6,064	175,386

		83,435,916

GERMANY — 7.6%
Aareal Bank AG	2,522	106,812
adidas AG	10,308	2,332,422
Allianz SE	22,656	5,087,604
Aurubis AG	1,427	115,627
Axel Springer SE	3,100	199,256
BASF SE	45,518	4,845,174
Bayer AG	41,839	5,702,973
Bayerische Motoren Werke AG	15,809	1,604,110
Bayerische Motoren Werke AG Preference Shares	2,725	242,836
Beiersdorf AG	5,034	541,737
Bilfinger SE	6,711	281,092
Brenntag AG	7,827	435,959
CECONOMY AG	8,188	96,440
Commerzbank AG (b)	46,164	628,159
Continental AG	5,533	1,404,703
Covestro AG (f)	4,202	361,393
Daimler AG	49,246	3,928,008
Deutsche Bank AG	102,141	1,766,588
Deutsche Boerse AG	11,697	1,268,183
Deutsche EuroShop AG	3,169	118,873
Deutsche Lufthansa AG	9,017	250,614
Deutsche Post AG	59,752	2,660,610
Deutsche Telekom AG	169,358	3,160,393
Deutsche Wohnen AG	17,016	722,578
DMG Mori AG	3,605	223,746
Drillisch AG	2,172	152,370
Duerr AG	1,218	162,927
E.ON SE	101,909	1,153,685
Evonik Industries AG	6,129	218,965
Fraport AG Frankfurt Airport Services Worldwide	2,620	248,842
Freenet AG	6,507	217,623
Fresenius Medical Care AG & Co. KGaA	10,872	1,063,832
Fresenius SE & Co. KGaA	19,996	1,613,379
FUCHS PETROLUB SE Preference Shares	3,514	208,086
GEA Group AG	8,895	404,748
Gerresheimer AG	2,129	164,832
Hamborner REIT AG	23,509	254,300
Hannover Rueck SE	3,044	366,879
HeidelbergCement AG	7,160	736,162

See accompanying notes to financial statements.

51

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Hella KGaA Hueck & Co.	2,202	$129,835
Henkel AG & Co. KGaA Preference Shares	9,963	1,356,266
Henkel AG & Co. KGaA	6,304	767,244
HOCHTIEF AG	824	139,057
HUGO BOSS AG	3,289	290,025
Infineon Technologies AG	57,065	1,434,921
Innogy SE	6,845	304,710
KION Group AG	3,865	369,968
KS AG (c)	10,631	289,691
LANXESS AG	4,638	366,048
LEG Immobilien AG	2,959	299,405
Linde AG	9,127	1,903,884
MAN SE	4,736	534,639
Merck KGaA	10,492	1,167,430
METRO AG (b)	8,188	173,124
MorphoSys AG (b) (c)	1,105	93,233
MTU Aero Engines AG	1,897	302,643
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	7,441	1,591,331
Norma Group SE	2,486	163,523
OSRAM Licht AG	3,991	318,523
Porsche Automobil Holding SE Preference Shares	8,813	563,653
ProSiebenSat.1 Media SE	11,203	381,896
Puma SE	107	41,655
Rheinmetall AG	2,164	243,958
RWE AG (b)	27,191	617,830
Salzgitter AG (c)	5,145	233,443
SAP SE	47,844	5,242,653
Sartorius AG Preference Shares	2,343	224,029
Siemens AG	41,178	5,802,728
Software AG	2,546	124,323
STADA Arzneimittel AG	3,782	368,149
Symrise AG	6,181	469,632
TAG Immobilien AG	7,232	121,576
Telefonica Deutschland Holding AG	25,605	143,723
ThyssenKrupp AG	26,083	773,195
TUI AG	24,017	407,936
Uniper SE	10,182	279,262
United Internet AG	6,209	386,612
Volkswagen AG	1,946	329,555
Volkswagen AG Preference Shares	9,038	1,474,491
Vonovia SE	22,351	951,240

See accompanying notes to financial statements.

52

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Wirecard AG	6,795	$621,838
Zalando SE (b)	5,611	281,253

		77,132,650

HONG KONG — 2.7%
AIA Group, Ltd.	625,400	4,612,012
ASM Pacific Technology, Ltd.	12,700	182,922
Bank of East Asia, Ltd.	67,572	291,978
China Water Industry Group, Ltd. (b) (c)	856,000	178,637
CK Asset Holdings, Ltd.	159,348	1,318,940
CK Hutchison Holdings, Ltd.	159,348	2,037,064
CK Infrastructure Holdings, Ltd.	26,000	223,693
CLP Holdings, Ltd.	93,000	953,135
Dah Sing Banking Group, Ltd.	142,925	314,004
Dah Sing Financial Holdings, Ltd.	71,685	487,341
Dairy Farm International Holdings, Ltd.	15,300	117,657
Esprit Holdings, Ltd. (b)	179,419	100,153
Galaxy Entertainment Group, Ltd.	137,000	964,702
Hang Lung Group, Ltd.	153,000	549,458
Hang Lung Properties, Ltd.	104,000	246,861
Hang Seng Bank, Ltd.	37,000	901,942
Henderson Land Development Co., Ltd.	63,405	420,092
HK Electric Investments & HK Electric Investments, Ltd. (c)	114,500	104,375
HKT Trust & HKT, Ltd.	136,900	166,333
Hong Kong & China Gas Co., Ltd.	411,506	773,414
Hong Kong Exchanges & Clearing, Ltd.	62,962	1,692,809
Hongkong Land Holdings, Ltd.	113,200	815,040
Hopewell Highway Infrastructure, Ltd.	6,975	4,313
Hysan Development Co., Ltd.	26,841	126,289
I-CABLE Communications, Ltd. (b)	39,107	1,277
Jardine Matheson Holdings, Ltd.	14,505	919,037
Jardine Strategic Holdings, Ltd.	9,900	427,680
Kerry Properties, Ltd.	29,000	120,111
Li & Fung, Ltd.	444,000	222,833
Link REIT	137,351	1,113,129
Melco International Development, Ltd.	34,000	97,943
Melco Resorts & Entertainment, Ltd. ADR	7,355	177,403
MTR Corp., Ltd.	75,679	441,825
New World Development Co., Ltd.	278,067	399,441
Noble Group, Ltd. (b) (c)	22,940	6,673
NWS Holdings, Ltd.	72,000	140,300
Pacific Basin Shipping, Ltd. (b)	1,300,000	292,932
PCCW, Ltd.	206,000	111,562
Power Assets Holdings, Ltd.	71,000	614,945

See accompanying notes to financial statements.

53

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Sands China, Ltd.	129,200	$672,408
Shangri-La Asia, Ltd.	60,000	111,232
Sino Land Co., Ltd.	388,091	681,707
SJM Holdings, Ltd.	57,000	52,178
Sun Hung Kai Properties, Ltd.	76,509	1,243,037
Sundart Holdings, Ltd.	82,000	48,713
Swire Pacific, Ltd. Class A	25,500	247,468
Swire Properties, Ltd.	54,200	183,889
Techtronic Industries Co., Ltd.	69,000	368,379
VTech Holdings, Ltd.	8,700	126,757
Wharf Holdings, Ltd.	110,000	980,194
Wheelock & Co., Ltd.	34,000	239,198
Yue Yuen Industrial Holdings, Ltd.	34,000	129,284

		27,754,699

IRELAND — 0.6%
AerCap Holdings NV (b)	4,129	211,033
Bank of Ireland Group PLC (b)	45,496	372,732
C&C Group PLC	20,173	72,738
CRH PLC	40,199	1,533,812
Glanbia PLC	6,188	116,681
Green REIT PLC	33,284	59,298
Greencore Group PLC	40,745	107,254
ICON PLC (b)	3,046	346,878
James Hardie Industries PLC	21,092	293,263
Kerry Group PLC Class A	7,660	736,134
Kingspan Group PLC	7,165	304,767
Paddy Power Betfair PLC	4,204	419,565
Ryanair Holdings PLC ADR (b)	6,210	654,658
Smurfit Kappa Group PLC	9,643	302,099
UDG Healthcare PLC	12,294	140,119

		5,671,031

ISRAEL — 0.5%
Bank Hapoalim BM	54,282	380,002
Bank Leumi Le-Israel BM	73,387	389,517
Bezeq The Israeli Telecommunication Corp., Ltd.	106,783	152,681
Check Point Software Technologies, Ltd. (b)	7,265	828,355
Israel Chemicals, Ltd.	22,123	98,196
Mazor Robotics, Ltd. (b)	7,828	186,803
Nice, Ltd.	3,144	250,801
Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	8,134	415,611
Reit 1, Ltd.	75,923	295,086
Shufersal, Ltd.	116,767	686,204
Stratasys, Ltd. (b)	2,350	54,332

See accompanying notes to financial statements.

54

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Strauss Group, Ltd.	33,361	$626,593
Teva Pharmaceutical Industries, Ltd. ADR	53,974	949,942

		5,314,123

ITALY — 2.1%
A2A SpA	73,532	126,482
Assicurazioni Generali SpA	69,212	1,289,521
Atlantia SpA	20,489	646,972
Azimut Holding SpA	4,935	106,765
Banca Generali SpA	3,623	125,709
Banca IFIS SpA	9,662	528,401
Banca Monte dei Paschi di Siena SpA (a) (b)	1,496	13,335
Banca Popolare di Sondrio SCPA	36,792	158,324
Banco BPM SpA (b)	50,491	209,394
Biesse SpA	548	24,275
BPER Banca	26,704	159,741
Brembo SpA	22,210	375,995
Cairo Communication SpA	25,535	129,202
Credito Valtellinese SpA (b) (c)	7,591	36,471
Davide Campari-Milano SpA	24,004	174,238
Enel SpA	356,816	2,149,212
Eni SpA	131,556	2,177,356
Esprinet SpA	20,112	118,549
Falck Renewables SpA	5,897	11,182
Ferrari NV	5,198	574,564
GEDI Gruppo Editoriale SpA (b)	2,606	2,311
Immobiliare Grande Distribuzione SIIQ SpA REIT	195,749	204,223
Interpump Group SpA	9,907	308,261
Intesa Sanpaolo SpA	679,345	2,402,939
Iren SpA	149,583	401,420
Italgas SpA	16,207	91,010
Leonardo SpA	38,902	728,940
Luxottica Group SpA	7,048	394,027
Mediaset SpA (b) (c)	36,158	125,160
Mediobanca SpA	20,983	225,239
Moncler SpA	7,982	230,435
PRADA SpA	21,700	75,568
Prysmian SpA	9,050	305,775
Recordati SpA	7,830	361,008
Reply SpA	1,948	468,415
Saipem SpA (b) (c)	49,422	213,140
Salvatore Ferragamo SpA (c)	3,376	94,789
Snam SpA	108,035	520,582
Societa Cattolica di Assicurazioni S.c.r.l	25,113	218,211

See accompanying notes to financial statements.

55

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Sogefi SpA (b)	19,177	$116,642
Telecom Italia SpA/Milano (b) (d)	722,883	677,264
Telecom Italia SpA/Milano (d)	304,876	229,230
Terna Rete Elettrica Nazionale SpA	70,848	413,924
UniCredit SpA (b)	98,242	2,092,872
Unione di Banche Italiane SpA	51,395	266,490
Unipol Gruppo Finanziario SpA	18,195	83,416
UnipolSai Assicurazioni SpA (c)	46,261	108,067
Yoox Net-A-Porter Group SpA (b) (c)	3,613	141,679
Zignago Vetro SpA	19,689	189,004

		20,825,729

JAPAN — 22.3%
Acom Co., Ltd. (b)	27,600	106,904
Activia Properties, Inc. REIT	20	82,974
Advance Residence Investment Corp.	38	93,443
Advantest Corp.	27,600	516,128
Aeon Co., Ltd.	66,220	978,019
AEON Financial Service Co., Ltd.	3,500	73,100
AEON REIT Investment Corp.	58	58,688
Air Water, Inc.	10,200	188,115
Aisin Seiki Co., Ltd.	10,900	574,219
Ajinomoto Co., Inc.	28,200	550,146
Akita Bank, Ltd.	16,555	519,895
Alconix Corp.	63,200	1,135,820
Alfresa Holdings Corp.	12,000	219,500
Alps Electric Co., Ltd.	11,000	290,135
Amada Holdings Co., Ltd.	18,200	199,680
ANA Holdings, Inc.	3,600	136,209
Aomori Bank, Ltd.	1,010	35,266
Aoyama Trading Co., Ltd.	2,100	75,090
Aozora Bank, Ltd.	5,100	193,915
Asahi Glass Co., Ltd.	10,200	378,315
Asahi Group Holdings, Ltd.	37,836	1,531,389
Asahi Kasei Corp.	63,550	781,919
Asics Corp.	11,400	169,737
Astellas Pharma, Inc.	149,700	1,903,749
Atom Corp. (c)	52,700	392,798
Awa Bank, Ltd.	11,550	76,135
Bandai Namco Holdings, Inc.	12,400	425,212
Bank of Iwate, Ltd.	12,955	523,080
Bank of Kyoto, Ltd.	3,200	162,608
Bank of Okinawa, Ltd.	16,500	663,283
Benesse Holdings, Inc.	4,100	147,879

See accompanying notes to financial statements.

56

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Bridgestone Corp.	35,665	$1,617,781
Brother Industries, Ltd.	11,200	260,486
Calbee, Inc. (c)	3,700	130,000
Can Do Co., Ltd.	5,300	84,892
Canon, Inc.	66,016	2,254,977
Casio Computer Co., Ltd. (c)	37,100	522,066
Central Japan Railway Co.	11,300	1,980,625
Chiba Bank, Ltd.	35,550	254,233
Chubu Electric Power Co., Inc.	30,965	384,294
Chugai Pharmaceutical Co., Ltd.	18,680	774,980
Chugoku Bank Ltd.	10,200	139,727
Chugoku Electric Power Co., Inc. (c)	10,700	113,592
Coca-Cola Bottlers Japan, Inc.	9,800	317,772
COLOPL, Inc. (c)	2,000	23,062
Colowide Co., Ltd.	2,400	44,177
Concordia Financial Group, Ltd.	63,700	314,694
COOKPAD, Inc. (c)	10,900	75,433
Credit Saison Co., Ltd.	31,000	643,051
CyberAgent, Inc.	5,800	169,005
Dai Nippon Printing Co., Ltd.	13,500	322,973
Daicel Corp.	14,100	169,854
Daifuku Co., Ltd.	5,300	260,845
Dai-ichi Life Holdings, Inc.	61,500	1,103,083
Daiichi Sankyo Co., Ltd.	49,665	1,119,795
Daiken Medical Co., Ltd.	15,800	109,483
Daikin Industries, Ltd.	20,410	2,066,112
Daishi Bank, Ltd.	1,518	71,455
Daito Trust Construction Co., Ltd.	5,355	975,237
Daiwa House Industry Co., Ltd.	34,600	1,194,163
Daiwa House REIT Investment Corp.	51	122,057
Daiwa Securities Group, Inc.	133,550	756,109
DeNA Co., Ltd.	10,800	241,972
Denso Corp.	26,910	1,360,979
Dentsu, Inc.	12,000	526,629
DIC Corp.	5,300	191,867
Disco Corp.	1,300	264,354
Don Quijote Holdings Co., Ltd.	3,400	127,011
Dowa Holdings Co., Ltd.	4,400	161,240
East Japan Railway Co.	19,400	1,789,801
Ebara Corp.	3,800	126,087
Eighteenth Bank, Ltd.	8,251	20,157
Eisai Co., Ltd.	16,651	854,406
Electric Power Development Co., Ltd.	5,500	138,080
euglena Co., Ltd. (b) (c)	5,000	52,592

See accompanying notes to financial statements.

57

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Ezaki Glico Co., Ltd.	2,700	$142,478
F@N Communications, Inc.	5,200	58,206
FamilyMart UNY Holdings Co., Ltd	3,800	200,187
FANUC Corp.	11,655	2,359,681
Fast Retailing Co., Ltd.	3,100	914,041
Feed One Co., Ltd.	248,400	580,369
Financial Products Group Co., Ltd. (c)	15,200	168,656
Foster Electric Co., Ltd.	18,200	367,185
Frontier Real Estate Investment Corp.	20	81,109
Fuji Electric Co., Ltd.	27,000	149,674
FUJIFILM Holdings Corp.	33,110	1,284,514
Fujitsu, Ltd.	126,513	939,477
Fukuoka Corp. REIT	10	14,232
Fukuoka Financial Group, Inc.	165,550	764,767
Furukawa Electric Co., Ltd.	13,455	738,701
GLP J - REIT	179	186,530
GMO internet, Inc. (c)	3,500	42,629
GS Yuasa Corp.	17,000	89,255
GungHo Online Entertainment, Inc. (c)	18,700	50,502
Gunma Bank Ltd.	22,000	136,028
Gurunavi, Inc.	5,200	75,299
Hachijuni Bank Ltd.	25,500	159,255
Hakuhodo DY Holdings, Inc.	14,600	191,701
Hamamatsu Photonics KK	11,000	332,253
Hankyu Hanshin Holdings, Inc.	15,700	595,558
Hankyu REIT, Inc.	202	240,286
Haseko Corp.	15,000	199,885
Heiwa Real Estate REIT, Inc.	479	387,234
Hino Motors, Ltd.	11,700	143,021
Hirose Electric Co., Ltd.	900	126,647
Hiroshima Bank Ltd.	15,500	125,443
Hisamitsu Pharmaceutical Co., Inc.	3,300	158,309
Hitachi Chemical Co., Ltd.	4,800	131,551
Hitachi Construction Machinery Co., Ltd.	5,200	154,062
Hitachi Metals, Ltd.	13,700	190,594
Hitachi, Ltd.	293,475	2,067,217
Hokkoku Bank, Ltd.	16,555	725,058
Honda Motor Co., Ltd.	95,675	2,832,045
Hoshizaki Corp.	2,000	175,721
Hoya Corp.	18,806	1,014,938
Hulic Co., Ltd.	17,200	168,539
Hyakugo Bank, Ltd.	10,550	47,143
Ibiden Co., Ltd. (c)	17,000	270,786
Ichigo Office REIT Investment	657	443,584

See accompanying notes to financial statements.

58

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Idemitsu Kosan Co., Ltd.	4,700	$132,568
IHI Corp.	4,500	156,310
Iida Group Holdings Co., Ltd.	5,000	89,104
Industrial & Infrastructure Fund Investment Corp. REIT	40	169,502
Infomart Corp.	29,600	212,471
Inpex Corp.	53,100	563,950
Intage Holdings, Inc.	26,400	317,321
Iriso Electronics Co., Ltd.	4,400	230,231
Isetan Mitsukoshi Holdings, Ltd. (c)	19,500	203,549
Isuzu Motors, Ltd.	69,900	925,873
ITOCHU Corp.	121,950	1,996,658
Iwatani Corp.	2,800	85,195
Iyo Bank Ltd.	15,900	128,680
J Front Retailing Co., Ltd.	5,100	70,453
Jafco Co., Ltd.	2,100	107,271
Japan Airlines Co., Ltd.	4,000	135,317
Japan Airport Terminal Co., Ltd. (c)	4,800	170,995
Japan Excellent, Inc.	108	128,278
Japan Exchange Group, Inc.	32,400	573,077
Japan Hotel REIT Investment Corp.	180	113,694
Japan Logistics Fund, Inc. REIT	37	68,862
Japan Post Bank Co., Ltd. (c)	19,400	239,559
Japan Post Holdings Co., Ltd. (c)	23,200	273,911
Japan Prime Realty Investment Corp. REIT	29	96,868
Japan Real Estate Investment Corp. REIT	35	168,214
Japan Retail Fund Investment Corp. REIT	150	269,045
Japan Tissue Engineering Co., Ltd. (b) (c)	2,200	23,473
Japan Tobacco, Inc.	56,600	1,854,402
JFE Holdings, Inc.	33,110	646,375
JGC Corp.	11,900	192,510
JSR Corp.	28,500	541,314
JTEKT Corp.	12,900	178,548
JXTG Holdings, Inc.	175,700	903,591
Kajima Corp.	126,475	1,256,155
Kakaku.com, Inc.	14,300	182,172
Kaken Pharmaceutical Co., Ltd.	2,000	101,630
Kansai Electric Power Co., Inc.	62,000	792,866
Kansai Paint Co., Ltd.	14,400	362,287
Kao Corp.	28,300	1,664,336
Kawasaki Heavy Industries, Ltd.	4,600	152,428
KDDI Corp.	95,100	2,506,656
Keihan Holdings Co., Ltd.	4,800	140,506
Keikyu Corp.	12,000	243,166
Keio Corp.	5,200	214,347

See accompanying notes to financial statements.

59

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Keisei Electric Railway Co., Ltd.	12,100	$334,842
Kenedix Office Investment Corp. REIT	42	230,960
Kenedix, Inc.	15,900	88,282
Kewpie Corp.	5,500	132,608
Keyence Corp.	4,400	2,335,539
Kikkoman Corp.	8,000	245,902
Kintetsu Group Holdings Co., Ltd.	9,510	353,571
Kirin Holdings Co., Ltd.	43,800	1,030,359
Kiyo Bank, Ltd.	36,400	610,520
KNT-CT Holdings Co., Ltd. (b)	15,000	280,105
Kobayashi Pharmaceutical Co., Ltd.	2,500	141,474
Kobe Steel, Ltd.	18,199	207,915
Koito Manufacturing Co., Ltd.	5,000	313,597
Komatsu, Ltd.	62,120	1,766,500
Konami Holdings Corp.	4,300	206,663
Konica Minolta, Inc.	56,175	461,118
Kose Corp.	1,400	160,316
Kubota Corp.	79,650	1,447,378
Kuraray Co., Ltd.	17,800	332,707
Kurita Water Industries, Ltd.	17,310	499,778
Kyocera Corp.	17,600	1,091,664
Kyoritsu Maintenance Co., Ltd. (c)	1,200	35,819
Kyoto Kimono Yuzen Co., Ltd. (c)	27,300	221,669
Kyowa Hakko Kirin Co., Ltd.	12,100	205,742
Kyushu Electric Power Co., Inc. (c)	20,300	215,507
Kyushu Financial Group, Inc.	11,900	73,156
Kyushu Railway Co.	7,000	208,013
Lawson, Inc.	1,500	99,276
Leopalace21 Corp.	1,600	11,144
Lion Corp.	10,000	182,472
LIXIL Group Corp.	12,200	323,628
M3, Inc.	11,100	316,044
Mabuchi Motor Co., Ltd.	3,500	175,054
Makita Corp.	13,400	539,857
Marubeni Corp.	168,050	1,147,305
Marui Group Co., Ltd. (c)	12,500	178,897
Matsuya Co., Ltd. (c)	31,000	275,396
Mazda Motor Corp.	21,800	334,074
MCUBS MidCity Investment Corp.	139	423,551
Mebuki Financial Group, Inc.	42,800	165,398
Medipal Holdings Corp.	35,399	614,486
MEIJI Holdings Co., Ltd.	7,500	594,323
Meiko Network Japan Co., Ltd.	30,900	437,840
Milbon Co., Ltd.	600	36,406

See accompanying notes to financial statements.

60

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
MINEBEA MITSUMI, Inc.	19,500	$304,891
MISUMI Group, Inc.	14,400	379,045
Mitsubishi Chemical Holdings Corp.	78,300	745,681
Mitsubishi Corp.	97,538	2,266,341
Mitsubishi Electric Corp.	143,950	2,248,160
Mitsubishi Estate Co., Ltd.	65,625	1,140,633
Mitsubishi Gas Chemical Co., Inc.	12,100	283,460
Mitsubishi Heavy Industries, Ltd.	22,310	881,781
Mitsubishi Logistics Corp. (c)	4,500	111,895
Mitsubishi Materials Corp.	5,700	196,980
Mitsubishi Motors Corp.	49,500	391,374
Mitsubishi Tanabe Pharma Corp.	13,100	300,253
Mitsubishi UFJ Financial Group, Inc.	678,924	4,407,140
Mitsubishi UFJ Lease & Finance Co., Ltd.	26,800	141,898
Mitsui & Co., Ltd.	117,226	1,731,860
Mitsui Chemicals, Inc.	27,110	823,668
Mitsui Fudosan Co., Ltd.	48,700	1,055,639
Mitsui OSK Lines, Ltd.	14,255	431,835
Mixi, Inc. (c)	2,100	101,301
Mizuho Financial Group, Inc.	1,279,900	2,241,090
Mori Hills Investment Corp. REIT	52	62,318
Morinaga & Co., Ltd.	2,600	144,592
MS&AD Insurance Group Holdings, Inc.	33,399	1,074,975
Murata Manufacturing Co., Ltd.	12,500	1,836,717
Musashino Bank, Ltd.	16,555	491,951
Nabtesco Corp.	5,200	193,097
Nachi-Fujikoshi Corp.	15,000	84,351
Nagoya Railroad Co., Ltd.	8,000	172,203
Nankai Electric Railway Co., Ltd.	5,400	133,555
Nanto Bank, Ltd.	16,355	459,129
NEC Corp.	11,700	317,017
Nexon Co., Ltd. (b)	8,900	232,136
NGK Insulators, Ltd.	15,900	297,759
NGK Spark Plug Co., Ltd.	5,200	110,638
NH Foods, Ltd.	9,000	247,457
NHK Spring Co., Ltd.	12,700	136,855
Nichirei Corp.	9,600	240,927
Nidec Corp.	15,700	1,927,544
Nikon Corp.	32,800	568,496
Nintendo Co., Ltd.	5,700	2,104,491
Nippon Accommodations Fund, Inc. REIT	11	42,704
Nippon Building Fund, Inc. REIT	73	363,816
Nippon Electric Glass Co., Ltd.	4,000	154,755
Nippon Express Co., Ltd.	4,100	266,984

See accompanying notes to financial statements.

61

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Nippon Paint Holdings Co., Ltd.	12,100	$411,162
Nippon Paper Industries Co., Ltd. (c)	4,200	78,056
Nippon Prologis REIT, Inc.	100	210,634
Nippon Shinyaku Co., Ltd.	2,600	180,394
Nippon Steel & Sumitomo Metal Corp.	42,400	973,130
Nippon Suisan Kaisha, Ltd.	104,100	581,699
Nippon Telegraph & Telephone Corp.	33,700	1,543,916
Nippon Television Holdings, Inc.	2,000	35,109
Nippon Yusen KK (b)	16,555	343,998
Nissan Chemical Industries, Ltd.	5,900	207,560
Nissan Motor Co., Ltd.	132,341	1,310,301
Nissei ASB Machine Co., Ltd.	4,300	172,856
Nisshin Seifun Group, Inc.	13,600	227,744
Nissin Foods Holdings Co., Ltd.	4,100	249,136
Nitori Holdings Co., Ltd.	3,500	500,289
Nitto Denko Corp.	11,800	983,499
NOK Corp.	5,700	127,606
Nomura Holdings, Inc.	214,485	1,200,422
Nomura Real Estate Holdings, Inc.	6,000	127,819
Nomura Real Estate Master Fund, Inc.	199	258,639
Nomura Research Institute, Ltd.	3,600	140,399
NSK, Ltd.	20,200	272,229
NTT Data Corp.	66,000	705,939
NTT DOCOMO, Inc.	62,900	1,436,365
Obayashi Corp.	34,950	418,847
Obic Co., Ltd.	3,900	245,298
Odakyu Electric Railway Co., Ltd.	18,599	352,764
Ogaki Kyoritsu Bank, Ltd.	16,555	463,272
Oji Holdings Corp.	23,000	124,026
Oki Electric Industry Co., Ltd.	3,600	47,940
Olympus Corp.	17,400	588,940
Omron Corp.	11,700	595,576
Ono Pharmaceutical Co., Ltd.	28,100	636,441
Oriental Land Co., Ltd.	14,400	1,096,838
ORIX Corp.	66,100	1,065,504
Orix JREIT, Inc. REIT	59	84,649
Osaka Gas Co., Ltd.	22,800	423,734
Otsuka Corp.	2,500	160,130
Otsuka Holdings Co., Ltd.	28,900	1,147,887
Panasonic Corp.	132,650	1,921,431
Park24 Co., Ltd.	5,100	124,142
Pigeon Corp.	12,500	426,976
Rakuten, Inc.	35,200	383,693
Raysum Co., Ltd.	3,300	27,997

See accompanying notes to financial statements.

62

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Recruit Holdings Co., Ltd.	77,900	$1,686,513
Renesas Electronics Corp. (b)	12,900	140,500
Resona Holdings, Inc.	112,400	577,153
Ricoh Co., Ltd.	31,400	305,171
Ringer Hut Co., Ltd. (c)	900	20,436
Rinnai Corp.	1,700	145,436
Riso Kyoiku Co., Ltd.	22,106	171,640
Rock Field Co., Ltd.	30,200	535,506
Rohm Co., Ltd.	5,700	488,145
Rohto Pharmaceutical Co., Ltd.	5,901	132,892
Ryohin Keikaku Co., Ltd.	1,000	294,497
San-In Godo Bank, Ltd.	10,650	92,247
Sanrio Co., Ltd. (c)	3,900	73,971
Santen Pharmaceutical Co., Ltd.	20,300	319,743
Sawai Pharmaceutical Co., Ltd.	1,600	90,828
SBI Holdings, Inc.	11,500	173,064
SCREEN Holdings Co., Ltd.	2,800	194,021
Secom Co., Ltd.	16,748	1,220,336
Sega Sammy Holdings, Inc.	5,300	74,016
Seibu Holdings, Inc.	12,400	211,725
Seiko Epson Corp.	20,600	498,324
Seino Holdings Co., Ltd.	11,600	162,718
Sekisui Chemical Co., Ltd.	19,400	381,572
Sekisui House SI Residential Investment Corp. REIT	178	174,260
Sekisui House, Ltd.	32,800	552,616
Seria Co., Ltd.	3,800	210,989
Seven & i Holdings Co., Ltd.	49,528	1,911,777
Seven Bank, Ltd. (c)	36,300	130,927
Sharp Corp. (b) (c)	5,800	174,930
Shiga Bank, Ltd.	11,550	64,232
Shikoku Bank, Ltd.	1,820	27,522
Shikoku Electric Power Co., Inc. (c)	11,700	137,513
Shimadzu Corp.	17,400	342,543
Shimamura Co., Ltd.	1,400	167,903
Shimano, Inc.	3,700	492,720
Shimizu Corp.	31,513	349,102
Shin-Etsu Chemical Co., Ltd.	22,317	1,994,483
Shinsei Bank, Ltd.	5,200	83,198
Shionogi & Co., Ltd.	16,300	890,697
Shiseido Co., Ltd.	20,200	807,892
Shizuoka Bank, Ltd.	27,000	242,740
Showa Denko KK	6,700	208,622
SMC Corp.	3,100	1,093,048
SMS Co., Ltd.	11,400	363,070

See accompanying notes to financial statements.

63

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
SoftBank Group Corp.	47,336	$3,820,017
Sohgo Security Services Co., Ltd.	3,800	174,193
Sojitz Corp.	61,800	170,744
Sompo Holdings, Inc.	33,800	1,314,586
Sony Corp.	64,220	2,388,175
Sony Financial Holdings, Inc.	8,900	145,955
Square Enix Holdings Co., Ltd.	3,400	127,766
Stanley Electric Co., Ltd.	29,173	999,084
Start Today Co., Ltd.	12,700	402,217
Starts Proceed Investment Corp. REIT	51	69,864
Subaru Corp.	33,300	1,201,066
SUMCO Corp.	9,600	150,953
Sumitomo Chemical Co., Ltd.	165,550	1,033,906
Sumitomo Corp.	88,275	1,269,250
Sumitomo Dainippon Pharma Co., Ltd. (c)	5,300	68,931
Sumitomo Electric Industries, Ltd.	53,720	877,159
Sumitomo Forestry Co., Ltd.	8,600	134,465
Sumitomo Heavy Industries, Ltd.	4,800	192,316
Sumitomo Metal Mining Co., Ltd.	12,000	385,271
Sumitomo Mitsui Financial Group, Inc.	68,600	2,632,719
Sumitomo Mitsui Trust Holdings, Inc.	29,055	1,048,215
Sumitomo Realty & Development Co., Ltd.	20,000	604,984
Sumitomo Rubber Industries, Ltd.	12,200	223,483
Sun Corp. (c)	3,000	20,202
Sun Frontier Fudousan Co., Ltd.	3,100	33,461
Suntory Beverage & Food, Ltd.	5,000	222,538
Suruga Bank, Ltd.	11,300	243,538
Suzuken Co. Ltd/Aichi Japan	4,100	145,694
Suzuki Motor Corp.	21,800	1,143,016
Sysmex Corp.	8,200	523,040
T&D Holdings, Inc.	49,900	724,130
Tadano, Ltd.	5,200	60,747
Taiheiyo Cement Corp.	6,200	239,320
Taisei Corp.	22,088	1,157,703
Taisho Pharmaceutical Holdings Co., Ltd. (c)	2,100	159,321
Taiyo Yuden Co., Ltd.	21,800	322,454
Takashimaya Co., Ltd.	21,000	196,633
Takeda Pharmaceutical Co., Ltd.	46,265	2,553,997
Takeuchi Manufacturing Co., Ltd.	19,000	397,166
TDK Corp.	13,655	926,791
Teijin, Ltd.	33,910	668,168
Temp Holdings Co., Ltd.	5,700	132,822
Terumo Corp.	16,900	664,350
THK Co., Ltd.	5,400	183,734

See accompanying notes to financial statements.

64

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Tobu Railway Co., Ltd.	9,400	$258,038
Toho Bank, Ltd.	12,101	45,474
Toho Co., Ltd.	10,800	376,582
Toho Gas Co., Ltd.	4,400	128,797
Tohoku Electric Power Co., Inc.	30,800	391,550
Tokio Marine Holdings, Inc.	45,065	1,762,325
Tokyo Dome Corp.	38,200	352,934
Tokyo Electric Power Co. Holdings, Inc. (b)	66,575	268,512
Tokyo Electron, Ltd.	8,455	1,297,938
Tokyo Gas Co., Ltd.	33,495	820,674
Tokyo Tatemono Co., Ltd.	10,700	136,786
Tokyu Corp.	25,275	357,687
Tokyu Fudosan Holdings Corp.	20,900	126,070
Toppan Printing Co., Ltd.	28,000	277,600
Toray Industries, Inc.	147,550	1,430,736
Toshiba Corp. (b)	288,513	807,370
Tosoh Corp.	14,000	315,409
TOTO, Ltd.	7,800	328,450
Toyo Seikan Group Holdings, Ltd.	9,600	160,334
Toyo Suisan Kaisha, Ltd.	3,000	110,203
Toyo Tire & Rubber Co., Ltd.	10,700	240,397
Toyota Industries Corp.	11,400	655,248
Toyota Motor Corp.	144,288	8,601,008
Toyota Tsusho Corp.	10,800	354,515
Trend Micro, Inc.	4,500	221,472
Tsumura & Co.	3,500	125,927
Tsuruha Holdings, Inc.	1,500	179,230
Ube Industries, Ltd.	5,200	150,135
Unicharm Corp.	19,200	439,383
United Urban Investment Corp. REIT	150	219,606
USS Co., Ltd.	12,210	246,228
Warabeya Nichiyo Holdings Co., Ltd.	16,800	428,339
West Japan Railway Co.	10,700	743,530
Yahoo! Japan Corp.	54,600	259,018
Yakult Honsha Co., Ltd.	9,200	662,835
Yamada Denki Co., Ltd. (c)	87,080	475,762
Yamagata Bank, Ltd. (c)	1,635	37,944
Yamaguchi Financial Group, Inc.	12,000	140,399
Yamaha Corp.	12,400	457,158
Yamaha Motor Co., Ltd.	13,500	404,167
Yamanashi Chuo Bank, Ltd.	7,550	31,725
Yamato Holdings Co., Ltd. (c)	17,400	351,122
Yamazaki Baking Co., Ltd.	11,600	209,401
Yaskawa Electric Corp.	12,300	389,548

See accompanying notes to financial statements.

65

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Yokogawa Electric Corp.	12,000	$204,255
Yokohama Rubber Co., Ltd.	6,300	129,845
Zenrin Co., Ltd.	1,400	42,535

		225,493,422

JORDAN — 0.0% (e)
Hikma Pharmaceuticals PLC	7,019	114,040

LUXEMBOURG — 0.2%
APERAM SA	2,286	119,802
ArcelorMittal (b)	31,120	802,942
Eurofins Scientific SE	483	305,258
Millicom International Cellular SA	2,970	195,578
SES SA	16,956	371,040
Tenaris SA	18,857	267,513

		2,062,133

MACAU — 0.0% (e)
MGM China Holdings, Ltd. (c)	21,600	51,769
Wynn Macau, Ltd.	56,400	151,999

		203,768

MALTA — 0.0% (e)
Catena Media PLC (b) (c)	10,497	97,738

MEXICO — 0.0% (e)
Fresnillo PLC	9,984	188,200

NETHERLANDS — 3.7%
ABN AMRO Group NV	10,649	319,011
Aegon NV	119,527	696,350
Akzo Nobel NV	18,299	1,689,975
Altice NV Class A (b)	15,786	316,231
ASML Holding NV	26,036	4,433,822
ASR Nederland NV	7,376	295,125
Constellium NV Class A (b)	4,098	42,005
EXOR NV	4,861	308,309
Fugro NV (b)	6,695	94,701
Gemalto NV	3,633	162,327
Heineken Holding NV	4,816	452,631
Heineken NV	10,957	1,083,548
ING Groep NV	207,983	3,835,687
Koninklijke Ahold Delhaize NV	80,380	1,503,298
Koninklijke DSM NV	14,679	1,201,904
Koninklijke KPN NV	230,658	792,146
Koninklijke Philips NV	66,230	2,734,917
NN Group NV	15,572	651,870

See accompanying notes to financial statements.

66

SPDR Portfolio World ex-US ETF

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SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
NXP Semiconductors NV (b)	16,348	$1,848,795
OCI NV (b)	2,007	47,003
Philips Lighting NV	7,403	298,875
PostNL NV	40,831	175,897
QIAGEN NV (b)	11,676	367,584
Randstad Holding NV	3,218	199,118
Royal Dutch Shell PLC Class A	218,868	6,602,590
Royal Dutch Shell PLC Class B	184,441	5,677,860
SBM Offshore NV	20,983	380,649
Wolters Kluwer NV	15,273	705,889

		36,918,117

NEW ZEALAND — 0.3%
a2 Milk Co., Ltd. (b)	142,529	662,510
Air New Zealand, Ltd.	63,149	153,842
Auckland International Airport, Ltd.	26,916	125,307
Fisher & Paykel Healthcare Corp., Ltd.	122,373	1,130,563
Fletcher Building, Ltd.	17,924	103,529
Goodman Property Trust REIT	116,893	108,163
Infratil, Ltd.	49,972	112,709
Investore Property, Ltd. (c)	20,402	19,763
Kiwi Property Group, Ltd.	132,475	129,284
Spark New Zealand, Ltd.	90,093	237,718
Stride Property Group (c)	77,110	91,418
Vital Healthcare Property Trust REIT	102,597	165,023
Xero, Ltd. (b)	5,386	120,310

		3,160,139

NORWAY — 0.7%
Akastor ASA (b) (c)	7,000	15,301
Aker Solutions ASA (b)	7,000	37,056
DNB ASA	60,503	1,219,895
DNO ASA (b) (c)	40,134	55,056
Marine Harvest ASA (b)	17,334	342,965
Norsk Hydro ASA	101,451	737,914
Orkla ASA	97,199	997,595
REC Silicon ASA (b)	151,894	19,368
Schibsted ASA Class A	3,514	90,584
Schibsted ASA Class B	3,379	79,803
Statoil ASA	57,933	1,159,344
Storebrand ASA	56,263	477,793
Telenor ASA	51,562	1,090,793

See accompanying notes to financial statements.

67

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
TGS Nopec Geophysical Co. ASA	5,702	$135,740
Yara International ASA	17,007	762,081

		7,221,288

PORTUGAL — 0.2%
Banco Comercial Portugues SA Class R (b)	421,224	122,152
EDP - Energias de Portugal SA	172,816	650,705
Galp Energia SGPS SA	21,065	373,421
Jeronimo Martins SGPS SA	12,116	239,059
Mota-Engil SGPS SA	27,258	102,216
NOS SGPS SA	64,630	400,365
Pharol SGPS SA (b) (c)	74,758	33,054

		1,920,972

SINGAPORE — 1.2%
AIMS AMP Capital Industrial REIT	147,398	153,048
Ascendas REIT	104,815	205,315
Ascendas Hospitality Trust REIT	210,800	129,620
Cache Logistics Trust REIT	198,829	122,259
CapitaLand, Ltd.	328,500	866,033
China New Town Development Co., Ltd. (g)	1,443,800	73,016
City Developments, Ltd.	27,400	228,611
ComfortDelGro Corp., Ltd.	104,900	160,677
COSCO Corp. Singapore, Ltd. (b) (c)	480,500	100,845
Croesus Retail Trust	376,766	323,232
DBS Group Holdings, Ltd.	92,692	1,421,148
Flex, Ltd. (b)	69,003	1,143,380
Genting Singapore PLC	666,000	573,821
Global Logistic Properties, Ltd.	81,500	198,056
IGG, Inc. (c)	52,000	69,638
Jardine Cycle & Carriage, Ltd.	3,333	96,557
Keppel REIT	45,509	39,545
Keppel Corp., Ltd.	170,675	815,701
Lippo Malls Indonesia Retail Trust REIT	983,100	311,302
Oversea-Chinese Banking Corp., Ltd.	182,837	1,502,604
Sembcorp Industries, Ltd.	45,800	99,833
Singapore Airlines, Ltd.	56,156	415,189
Singapore Exchange, Ltd.	43,900	238,905
Singapore Press Holdings, Ltd. (c)	81,000	162,245
Singapore Technologies Engineering, Ltd.	40,000	101,329
Singapore Telecommunications, Ltd.	393,500	1,066,372
Soilbuild Business Space REIT	280,000	144,335
United Overseas Bank, Ltd.	61,508	1,064,427

See accompanying notes to financial statements.

68

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
UOL Group, Ltd.	31,954	$191,072
Wilmar International, Ltd.	163,000	381,708

		12,399,823

SOUTH AFRICA — 0.1%
Investec PLC	28,492	208,333
Mondi PLC	36,499	981,826

		1,190,159

SOUTH KOREA — 4.7%
Advanced Process Systems Corp. (b) (d)	1,756	15,025
Advanced Process Systems Corp. (b) (d)	2,237	78,125
Amorepacific Corp.	1,324	299,976
AMOREPACIFIC Group	1,497	161,417
Asiana Airlines, Inc. (b)	39,479	145,631
BNK Financial Group, Inc.	16,928	147,798
Celltrion, Inc. (b)	4,687	581,092
CJ CGV Co., Ltd. (c)	5,856	329,267
CMG Pharmaceutical Co., Ltd. (b) (c)	11,037	32,089
Coway Co., Ltd.	1,986	162,993
Crown Confectionery Co., Ltd. (d)	3,815	57,291
Crown Confectionery Co., Ltd. (b) (d)	4,576	69,318
CUROCOM Co., Ltd. (b) (c)	14,051	32,571
Dae Han Flour Mills Co., Ltd.	2,193	328,371
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (a) (b)	3,626	7,092
Digitech Systems Co., Ltd. (a) (b)	19,094	—
DIO Corp. (b)	1,884	49,923
Dongkuk Industries Co., Ltd.	78,665	276,789
Dongwon F&B Co., Ltd.	1,157	199,509
Dongwon Industries Co., Ltd.	1,294	314,645
DY Corp.	12,613	79,840
E-MART, Inc.	883	160,742
Eyegene, Inc. (b)	3,003	43,655
GS Home Shopping, Inc.	1,128	213,910
Hana Financial Group, Inc.	12,899	533,259
Hana Tour Service, Inc.	3,987	299,717
Hancom, Inc.	9,291	141,148
Hankook Shell Oil Co., Ltd.	466	158,676
Hankook Tire Co., Ltd.	2,226	116,999
Hanssem Co., Ltd.	2,355	311,505
Harim Co., Ltd. (c)	35,615	106,812
Hotel Shilla Co., Ltd.	4,784	243,095
HS Industries Co., Ltd.	9,017	75,735
Huons Co., Ltd. (b)	2,451	142,521
Huons Global Co., Ltd.	2,289	86,236

See accompanying notes to financial statements.

69

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Hyundai Construction Equipment Co., Ltd. (b)	86	$27,970
Hyundai Electric & Energy System Co., Ltd. (b)	89	17,872
Hyundai Elevator Co., Ltd.	3,181	138,727
Hyundai Engineering Plastics Co., Ltd.	55,795	320,053
Hyundai Glovis Co., Ltd.	707	91,357
Hyundai Heavy Industries Co., Ltd. (b)	42	5,317
Hyundai Hy Communications & Network Co., Ltd.	55,480	173,655
Hyundai Mobis Co., Ltd.	3,004	629,467
Hyundai Motor Co.	7,644	1,004,428
Hyundai Motor Co. Preference Shares	1,297	116,072
Hyundai Robotics Co., Ltd. (b)	850	316,148
Hyundai Steel Co.	2,760	127,234
Infinitt Healthcare Co., Ltd. (b)	18,972	97,067
Interpark Holdings Corp.	12,293	45,722
Jeil Pharmaceutical Co.	219	6,195
Jeil Pharmaceutical Co., Ltd. (b)	530	24,988
Jenax, Inc. (b) (c)	19,950	492,937
JoyCity Corp. (b) (c)	4,148	46,357
Kakao Corp.	1,931	242,776
Kangstem Biotech Co., Ltd. (b)	2,874	24,591
Kangwon Land, Inc.	4,589	140,232
KB Financial Group, Inc.	28,983	1,419,607
KCC Corp.	198	64,741
Kia Motors Corp.	11,002	304,024
KIWOOM Securities Co., Ltd.	8,704	550,198
Koh Young Technology, Inc.	14,632	855,934
Korea Aerospace Industries, Ltd.	2,971	113,356
Korea Electric Power Corp. ADR (c)	37,923	635,590
Korea Zinc Co., Ltd.	721	311,918
Korean Air Lines Co., Ltd. (b)	4,720	126,927
KT Corp. ADR	35,624	494,105
KT&G Corp.	5,358	493,534
KyungDong City Gas Co., Ltd. (b)	868	40,393
LG Chem, Ltd.	2,193	750,562
LG Chem, Ltd. Preference Shares	951	210,485
LG Display Co., Ltd. ADR	49,527	664,652
LG Display Co., Ltd.	10,987	293,057
LG Electronics, Inc.	6,205	446,407
LG Household & Health Care, Ltd.	508	415,146
LG Uplus Corp.	12,132	141,409
Lotte Chemical Corp.	707	233,331
Lotte Food Co., Ltd.	485	257,458
Lotte Shopping Co., Ltd.	274	58,970
Medy-Tox, Inc.	884	381,663

See accompanying notes to financial statements.

70

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Mirae Asset Daewoo Co., Ltd.	19,966	$171,359
Modetour Network, Inc.	20,675	437,743
Muhak Co., Ltd.	12,410	196,657
NAVER Corp.	1,603	1,042,681
NCSoft Corp.	823	333,770
Netmarble Games Corp. (b)	3,175	419,970
Nexon GT Co., Ltd. (b)	10,545	116,926
NHN Entertainment Corp. (b)	550	32,798
OCI Co., Ltd.	752	67,298
Orientbio, Inc. (b) (c)	20,373	20,456
Orion Corp/Republic of Korea (b)	914	77,407
Orion Holdings Corp.	475	9,414
Ottogi Corp.	387	248,010
POSCO ADR	23,249	1,613,481
S-1 Corp.	1,878	146,259
Sajo Industries Co., Ltd. (c)	7,608	445,048
Samsung Biologics Co., Ltd. (b)	812	239,272
Samsung C&T Corp.	4,657	548,911
Samsung Electro-Mechanics Co., Ltd.	2,792	248,644
Samsung Electronics Co., Ltd. GDR (c)	11,592	13,122,144
Samsung Electronics Co., Ltd. Preference Shares	751	1,352,043
Samsung Engineering Co., Ltd. (b)	7,192	69,072
Samsung Fire & Marine Insurance Co., Ltd.	1,378	336,875
Samsung Heavy Industries Co., Ltd. (b)	13,744	134,398
Samsung Life Insurance Co., Ltd.	4,048	399,375
Samsung SDI Co., Ltd.	1,533	265,683
Samsung SDS Co., Ltd.	1,874	275,697
Shinhan Financial Group Co., Ltd.	20,987	921,680
Shinsegae Food Co., Ltd.	2,882	323,340
SK Bioland Co., Ltd. (c)	13,721	184,488
SK Holdings Co., Ltd.	1,290	324,372
SK Hynix, Inc.	25,794	1,866,960
SK Innovation Co., Ltd.	6,029	1,047,515
SK Telecom Co., Ltd. ADR	29,687	730,003
S-Oil Corp.	2,047	227,871
Woori Bank	26,915	419,464
Youlchon Chemical Co., Ltd.	11,474	140,251
Yungjin Pharmaceutical Co., Ltd. (b) (c)	6,646	56,227

		47,968,966

SPAIN — 2.8%
Abertis Infraestructuras SA	36,998	747,937
Acciona SA	1,332	107,158
Acerinox SA	7,183	103,599

See accompanying notes to financial statements.

71

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
ACS Actividades de Construccion y Servicios SA	10,171	$377,017
Aena SME SA (f)	3,705	669,052
Amadeus IT Group SA	22,638	1,471,677
Atresmedia Corp. de Medios de Comunicacion SA	11,539	121,272
Banco Bilbao Vizcaya Argentaria SA	343,395	3,069,474
Banco de Sabadell SA	242,300	505,865
Banco Santander SA	809,108	5,650,205
Bankia SA	37,805	182,348
Bankinter SA	41,523	392,904
Bolsas y Mercados Espanoles SHMSF SA	3,493	120,579
CaixaBank SA	176,730	885,864
Cellnex Telecom SA	7,541	172,594
Distribuidora Internacional de Alimentacion SA (c)	38,841	226,604
Ebro Foods SA (c)	5,206	123,398
Enagas SA	11,481	323,373
Endesa SA	15,630	352,464
Faes Farma SA	13,998	46,832
Ferrovial SA	21,849	481,081
Gamesa Corp. Tecnologica SA	11,300	147,549
Gas Natural SDG SA	18,206	403,128
Grifols SA Class B, Preference Shares	13,146	288,833
Grifols SA	20,767	605,176
Grifols SA ADR	12,800	280,192
Iberdrola SA	305,377	2,372,601
Indra Sistemas SA (b)	25,300	399,742
Industria de Diseno Textil SA	56,766	2,139,762
Inmobiliaria Colonial Socimi SA REIT	14,805	146,916
Let’s GOWEX SA (a) (b) (c)	4,019	—
Mapfre SA	48,695	158,540
Mediaset Espana Comunicacion SA	10,164	114,788
Merlin Properties Socimi SA	15,957	221,090
NH Hotel Group SA	43,019	288,359
Pharma Mar SA (b)	53,450	207,890
Red Electrica Corp. SA	21,945	461,273
Repsol SA	73,039	1,346,145
Sacyr SA (b)	26,211	68,790
Telefonica SA	233,353	2,535,795
Viscofan SA (c)	2,143	131,309

		28,449,175

SWEDEN — 2.7%
Alfa Laval AB	42,151	1,027,135
Assa Abloy AB Class B	50,164	1,143,115
Atlas Copco AB Class B	20,210	781,922

See accompanying notes to financial statements.

72

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Atlas Copco AB Class A	32,997	$1,394,288
Bilia AB Class A	15,224	167,863
BillerudKorsnas AB	8,982	151,858
Boliden AB	13,470	454,977
Castellum AB	13,489	211,201
Electrolux AB Class B	24,445	828,375
Elekta AB Class B (c)	13,185	136,173
Essity AB Class B (b)	24,945	677,233
Getinge AB Class B	4,491	84,017
Getinge AB Class B, Subscription Shares (g)	641	11,992
Hennes & Mauritz AB Class B (c)	51,614	1,334,242
Hexagon AB Class B	10,196	504,282
Hexpol AB	15,814	166,038
Husqvarna AB Class B	20,820	213,752
ICA Gruppen AB	3,890	145,881
Industrivarden AB Class A	9,818	261,497
Industrivarden AB Class C	8,305	209,905
Investor AB Class B	18,806	926,897
JM AB	4,169	130,703
Karo Pharma AB (c)	59,424	297,034
Kinnevik AB Class B	16,309	530,689
KNOW IT AB	19,366	309,624
Lundin Petroleum AB (b)	11,519	251,482
NetEnt AB (b)	71,894	556,666
Nibe Industrier AB Class B	19,089	191,887
Nordea Bank AB	161,352	2,182,369
Opus Group AB (c)	74,541	57,077
Qliro Group AB (b)	58,244	137,719
SAAB AB Class B	5,038	255,161
Sandvik AB	77,897	1,340,855
Securitas AB Class B	16,197	270,666
Skandinaviska Enskilda Banken AB Class A	87,930	1,155,904
Skanska AB Class B	20,234	467,777
SKF AB Class B	18,494	402,174
Svenska Cellulosa AB SCA Class B	24,945	210,871
Svenska Handelsbanken AB Class A	75,319	1,134,074
Swedbank AB Class A	52,125	1,438,134
Swedish Match AB	8,005	280,192
Swedish Orphan Biovitrum AB (b)	11,152	170,784
Tele2 AB Class B	43,314	494,571
Telefonaktiebolaget LM Ericsson Class B	191,124	1,095,134
Telia Co. AB	128,249	602,722
Tethys Oil AB	15,617	119,103
Trelleborg AB Class B	12,279	306,887

See accompanying notes to financial statements.

73

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Volvo AB Class B	80,130	$1,541,273
Volvo AB Class A	17,695	339,273

		27,103,448

SWITZERLAND — 7.1%
ABB, Ltd.	101,352	2,507,614
Adecco Group AG	15,151	1,180,638
Aryzta AG (b) (c)	1,871	57,507
Baloise Holding AG	2,529	400,416
Chocoladefabriken Lindt & Spruengli AG (d)	42	239,820
Chocoladefabriken Lindt & Spruengli AG (d)	5	346,993
Cie Financiere Richemont SA	26,416	2,416,098
Clariant AG (b)	14,457	346,633
Coca-Cola HBC AG (b)	8,814	298,589
Comet Holding AG (b)	2,738	405,776
Credit Suisse Group AG (b)	107,863	1,708,908
Dufry AG (b)	1,620	257,499
EMS-Chemie Holding AG	344	228,954
Ferguson PLC	18,184	1,194,456
Flughafen Zurich AG	922	208,679
Geberit AG	1,950	923,207
Georg Fischer AG	202	249,264
Givaudan SA	472	1,027,805
Glencore PLC (b)	576,506	2,645,264
Idorsia, Ltd. (b)	4,988	89,182
Julius Baer Group, Ltd. (b)	16,675	987,472
Kuehne + Nagel International AG	6,116	1,133,318
LafargeHolcim, Ltd. (b) (d)	29,402	1,719,877
LafargeHolcim, Ltd. (b) (d)	492	28,730
Leonteq AG (b)	2,325	142,489
Logitech International SA	8,503	310,294
Lonza Group AG (b)	3,429	900,130
Meyer Burger Technology AG (b) (c)	6,337	8,841
Nestle SA	153,315	12,850,193
Novartis AG	130,063	11,143,264
Partners Group Holding AG	920	624,680
PSP Swiss Property AG	1,980	182,530
Roche Holding AG Bearer Shares	1,310	333,728
Roche Holding AG	36,938	9,436,827
Schindler Holding AG	2,256	498,717
SGS SA	273	655,414
Sika AG	117	871,212
Sonova Holding AG	2,856	484,953
STMicroelectronics NV	41,326	798,789

See accompanying notes to financial statements.

74

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Straumann Holding AG	519	$333,628
Sulzer AG	4,264	504,136
Swatch Group AG, Bearer Shares	2,982	1,241,370
Swatch Group AG, Common Shares	2,961	236,091
Swiss Life Holding AG (b)	1,629	574,258
Swiss Prime Site AG	3,539	318,386
Swiss Re AG	17,688	1,603,181
Swisscom AG	1,291	662,044
Temenos Group AG (b)	4,870	497,267
u-blox Holding AG (b)	885	174,787
UBS Group AG (b)	185,409	3,171,268
Vifor Pharma AG (c)	1,882	221,732
Zurich Insurance Group AG	8,600	2,625,506

		72,008,414

UNITED KINGDOM — 13.6%
3i Group PLC	104,757	1,283,196
Admiral Group PLC	12,409	302,504
Afren PLC (a) (c)	55,933	—
Aggreko PLC	10,972	138,226
Amec Foster Wheeler PLC	46,011	314,518
Anglo American PLC	78,448	1,409,820
Ashtead Group PLC	22,140	534,377
Associated British Foods PLC	18,021	771,999
AstraZeneca PLC	68,489	4,553,063
Auto Trader Group PLC	37,626	198,138
Aviva PLC	256,897	1,773,306
Avon Rubber PLC	23,168	291,406
Babcock International Group PLC	26,128	290,077
BAE Systems PLC	157,877	1,337,616
Balfour Beatty PLC	135,522	489,468
Barclays PLC	703,712	1,825,485
Barratt Developments PLC	81,241	669,786
BBA Aviation PLC	59,324	237,503
Bellway PLC	5,137	227,231
Berkeley Group Holdings PLC	5,364	267,498
Big Yellow Group PLC REIT	14,056	142,757
Booker Group PLC	83,998	231,027
BP PLC	968,858	6,204,271
British American Tobacco PLC	112,427	7,047,135
British Land Co. PLC REIT	87,227	704,509
Britvic PLC	10,873	110,211
BT Group PLC	476,253	1,814,021
BTG PLC (b)	19,071	172,965

See accompanying notes to financial statements.

75

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Bunzl PLC	16,769	$510,033
Burberry Group PLC	27,692	653,892
Cairn Energy PLC (b)	22,093	56,763
Capita PLC	47,032	356,518
Capital & Counties Properties PLC	37,377	132,739
Carnival PLC	16,033	1,020,251
Centamin PLC	114,800	223,177
Centrica PLC	336,468	844,160
CNH Industrial NV	50,213	603,116
Cobham PLC	87,930	171,884
Coca-Cola European Partners PLC	11,649	484,831
Compass Group PLC	84,391	1,792,323
Croda International PLC	3,665	186,507
CYBG PLC (b)	37,239	150,189
Daily Mail & General Trust PLC	11,470	99,796
DCC PLC	4,308	418,748
Derwent London PLC	5,686	213,144
Diageo PLC	137,074	4,511,197
Dialog Semiconductor PLC (b)	3,952	174,571
Direct Line Insurance Group PLC	72,257	352,487
Dixons Carphone PLC	51,248	132,976
Drax Group PLC	19,373	80,912
DS Smith PLC	27,847	184,152
easyJet PLC	12,657	206,662
Experian PLC	55,937	1,124,967
Fiat Chrysler Automobiles NV (b)	53,852	965,143
Firstgroup PLC (b)	174,574	274,034
Foxtons Group PLC (c)	18,364	16,692
G4S PLC	182,962	683,146
GKN PLC	86,558	401,812
GlaxoSmithKline PLC	262,585	5,243,942
Grafton Group PLC	10,958	122,172
Great Portland Estates PLC REIT	16,512	135,357
Greene King PLC	15,484	113,530
Halma PLC	19,131	287,472
Hammerson PLC REIT	38,393	276,608
Hansteen Holdings PLC REIT	66,790	123,660
Hargreaves Lansdown PLC	9,946	197,492
Hays PLC	69,792	177,347
Hiscox, Ltd.	14,783	253,870
HomeServe PLC	20,189	225,360
Howden Joinery Group PLC	29,983	173,377
HSBC Holdings PLC	1,034,508	10,230,560
IG Group Holdings PLC	18,242	156,881

See accompanying notes to financial statements.

76

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
IMI PLC	11,648	$194,250
Imperial Brands PLC	48,226	2,060,125
Inchcape PLC	20,947	242,534
Indivior PLC (b)	40,566	184,883
Informa PLC	38,000	342,604
Inmarsat PLC	15,460	133,474
InterContinental Hotels Group PLC	10,472	554,684
International Consolidated Airlines Group SA	34,137	271,822
International Personal Finance PLC	16,908	47,638
Intertek Group PLC	8,467	565,943
Intu Properties PLC REIT	41,393	128,008
ITV PLC	183,307	429,646
J Sainsbury PLC	123,372	393,777
John Wood Group PLC	17,846	162,933
Johnson Matthey PLC	9,969	457,422
Just Eat PLC (b)	26,002	233,210
Keller Group PLC	5,048	55,434
Kingfisher PLC	196,044	785,122
Land Securities Group PLC REIT	61,773	805,984
Legal & General Group PLC	295,796	1,031,425
Lloyds Banking Group PLC	3,507,776	3,187,514
London Stock Exchange Group PLC	15,595	801,352
Lonmin PLC (b) (c)	10,873	10,284
Man Group PLC	137,964	310,782
Marks & Spencer Group PLC	125,705	596,016
Meggitt PLC	31,645	221,198
Melrose Industries PLC	92,899	265,230
Micro Focus International PLC	21,651	693,377
National Grid PLC	197,808	2,453,787
NEX Group PLC	46,016	408,701
Next PLC	10,695	754,754
Ocado Group PLC (b) (c)	19,997	78,528
Old Mutual PLC	377,289	983,020
Ophir Energy PLC (b)	29,659	28,849
Pearson PLC	59,694	490,141
Pennon Group PLC	20,823	222,659
Persimmon PLC	24,781	858,448
Petrofac, Ltd.	11,969	72,262
Provident Financial PLC (c)	3,322	37,015
Prudential PLC	127,695	3,060,667
Randgold Resources, Ltd.	8,663	850,201
Reckitt Benckiser Group PLC	33,154	3,030,494
RELX NV	52,963	1,127,657
RELX PLC	61,214	1,344,431

See accompanying notes to financial statements.

77

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Rentokil Initial PLC	92,534	$373,190
Rightmove PLC	5,144	279,164
Rio Tinto PLC	59,114	2,754,446
Rio Tinto, Ltd. (c)	19,700	1,028,394
Rolls-Royce Holdings PLC (b)	109,099	1,298,325
Royal Bank of Scotland Group PLC (b)	163,025	586,832
Royal Mail PLC	22,873	117,902
RPC Group PLC	20,394	271,017
RSA Insurance Group PLC	68,303	570,909
Sage Group PLC	56,127	525,990
Schroders PLC	5,705	256,795
Segro PLC REIT	47,183	339,304
Serco Group PLC (b)	90,590	140,136
Severn Trent PLC	11,945	348,245
Shaftesbury PLC	13,955	190,223
Shire PLC	45,282	2,301,308
Sky PLC	66,793	819,957
Smith & Nephew PLC	47,872	865,786
Smiths Group PLC	49,279	1,042,636
Spirax-Sarco Engineering PLC	3,637	269,597
Sports Direct International PLC (b)	7,839	43,173
SSE PLC	76,232	1,428,805
St James’s Place PLC	26,190	402,679
Standard Chartered PLC (b)	145,489	1,447,568
Standard Life Aberdeen PLC	212,150	1,233,875
TalkTalk Telecom Group PLC (c)	21,781	61,280
Tate & Lyle PLC	45,575	396,530
Taylor Wimpey PLC	123,258	323,297
Telecom Plus PLC	3,149	45,882
Tesco PLC (b)	475,243	1,193,287
Thomas Cook Group PLC	53,642	86,578
TP ICAP PLC	29,252	205,649
Travis Perkins PLC	8,004	155,494
Trinity Mirror PLC	23,631	27,028
Tullow Oil PLC (b)	90,726	226,526
UBM PLC	19,685	180,251
Unilever NV	84,947	5,025,232
Unilever PLC	73,380	4,252,067
United Utilities Group PLC	35,542	407,468
Victrex PLC	4,771	151,768
Vodafone Group PLC	1,439,188	4,031,691
Weir Group PLC	5,728	151,010
Whitbread PLC	9,468	478,385
William Hill PLC	71,992	243,788

See accompanying notes to financial statements.

78

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Wm Morrison Supermarkets PLC	197,336	$619,793
Workspace Group PLC REIT	11,809	140,611
Worldpay Group PLC	71,341	389,559
WPP PLC	67,137	1,247,530

		138,031,808

TOTAL COMMON STOCKS (Cost $932,243,033)		1,008,279,185

RIGHTS — 0.0% (e)
SOUTH KOREA — 0.0% (e)
Hyundai Construction Equipment Co., Ltd. (expiring 11/14/17) (b) (g)	26	2,225
Hyundai Electric & Energy System Co., Ltd. (expiring 11/11/17) (b) (g)	27	1,037

TOTAL RIGHTS (Cost $0)		3,262

SHORT-TERM INVESTMENTS — 2.4%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (h) (i)	1,169,081	1,169,081
State Street Navigator Securities Lending Government Money Market Portfolio (h) (j)	22,963,226	22,963,226

TOTAL SHORT-TERM INVESTMENTS (Cost $24,132,307)		24,132,307

TOTAL INVESTMENTS — 101.9% (Cost $956,375,340)		1,032,414,754

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.9)%		(19,039,031)

NET ASSETS — 100.0%		$1,013,375,723

See accompanying notes to financial statements.

79

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

(a)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2017, total aggregate fair value of the securities is $20,427, representing less than 0.05% of the Fund’s net assets.
(b)	Non-income producing security.
(c)	All or a portion of the shares of the security are on loan at September 30, 2017.
(d)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(e)	Amount is less than 0.05% of net assets.
(f)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 0.1% of net assets as of September 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of September 30, 2017, total aggregate fair value of securities is $88,270 representing less than 0.05% of net assets.
(h)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(i)	The rate shown is the annualized seven-day yield at September 30, 2017.
(j)	Investment of cash collateral for securities loaned.

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$57,010,059	$—	$0	(a)	$57,010,059
Austria	3,159,160	—	—		3,159,160
Belgium	12,147,467	—	—		12,147,467
Canada	83,820,650	—	—		83,820,650
Chile	220,599	—	—		220,599
China	1,703,316	—	—		1,703,316
Denmark	14,792,093	—	—		14,792,093
Finland	10,760,083	—	—		10,760,083
France	83,435,916	—	—		83,435,916
Germany	77,132,650	—	—		77,132,650
Hong Kong	27,754,699	—	—		27,754,699
Ireland	5,671,031	—	—		5,671,031

See accompanying notes to financial statements.

80

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Israel	$5,314,123	$—	$—		$5,314,123
Italy	20,812,394	—	13,335		20,825,729
Japan	225,493,422	—	—		225,493,422
Jordan	114,040	—	—		114,040
Luxembourg	2,062,133	—	—		2,062,133
Macau	203,768	—	—		203,768
Malta	97,738	—	—		97,738
Mexico	188,200	—	—		188,200
Netherlands	36,918,117	—	—		36,918,117
New Zealand	3,160,139	—	—		3,160,139
Norway	7,221,288	—	—		7,221,288
Portugal	1,920,972	—	—		1,920,972
Singapore	12,326,807	73,016	—		12,399,823
South Africa	1,190,159	—	—		1,190,159
South Korea	47,961,874	—	7,092		47,968,966
Spain	28,449,175	—	0	(a)	28,449,175
Sweden	27,091,456	11,992	—		27,103,448
Switzerland	72,008,414	—	—		72,008,414
United Kingdom	138,031,808	—	0	(a)	138,031,808
Rights
South Korea	—	3,262	—		3,262
Short-Term Investments	24,132,307	—	—		24,132,307

TOTAL INVESTMENTS	$1,032,306,057	$88,270	$20,427		$1,032,414,754

(a)	Fund held Level 3 securities that were valued at $0 at September 30, 2017.

See accompanying notes to financial statements.

81

SPDR Portfolio World ex-US ETF

(formerly, SPDR S&P World ex-US ETF)

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	365,689	$365,689	$1,564	$367,253	$—	$—	—	$—	$15
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	21,922,148	20,753,067	—	—	1,169,081	1,169,081	5,023
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	19,913,887	19,913,887	—	—	—	—	2,572
State Street Navigator Securities Lending Government Money Market Portfolio*	27,460,160	27,460,160	190,490,329	194,987,263	—	—	22,963,226	22,963,226	354,638

Total		$27,825,849	$232,327,928	$236,021,470	$—	$—		$24,132,307	$362,248

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

82

SPDR INDEX SHARES FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2017

	SPDR Portfolio Emerging Markets ETF (formerly, SPDR S&P Emerging Markets ETF)	SPDR Portfolio World ex-US ETF (formerly, SPDR S&P World ex-US ETF)
ASSETS
Investments in unaffiliated issuers, at value* (Note 2)	$558,395,333	$1,008,282,447
Investments in affiliated issuers, at value (Notes 2 and 4)	8,647,800	24,132,307

Total Investments	567,043,133	1,032,414,754
Foreign currency, at value	4,463,563	1,896,389
Cash at broker	18,590	—
Cash	—	2,875
Receivable from broker — variation margin on open futures contracts	11,527	—
Dividends receivable — unaffiliated issuers (Note 2)	619,348	2,509,903
Dividends receivable — affiliated issuers (Notes 2 and 4)	1,118	396
Securities lending income receivable — unaffiliated issuers (Note 9)	5,949	11,602
Securities lending income receivable — affiliated issuers (Notes 4 and 9)	12,086	26,112
Receivable for foreign taxes recoverable	961	325,663
Other Receivable	3,322	—

TOTAL ASSETS	572,179,597	1,037,187,694

LIABILITIES
Due to custodian (Note 4)	27,863	—
Payable upon return of securities loaned	8,647,800	22,963,226
Payable for investments purchased	—	1,316
Deferred foreign taxes payable	287,885	—
Advisory fee payable (Note 4)	779,870	846,643
Trustees’ fees and expenses payable (Note 5)	188	786

TOTAL LIABILITIES	9,743,606	23,811,971

NET ASSETS	$562,435,991	$1,013,375,723

NET ASSETS CONSIST OF:
Paid-in Capital (Note 7)	$539,645,829	$937,573,312
Undistributed (distribution in excess of) net investment income (loss)	5,456,624	5,551,897
Accumulated net realized gain (loss) on investments, foreign currency transactions, and futures contracts	(27,458,841)	(5,799,704)
Net unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers**	44,819,656	76,039,414
Foreign currency translations	(26,187)	10,804
Futures contracts	(1,090)	—

NET ASSETS	$562,435,991	$1,013,375,723

NET ASSET VALUE PER SHARE
Net asset value per share	$72.11	$30.52

Shares outstanding (unlimited amount authorized, $0.01 par value)	7,800,000	33,200,000

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$513,287,792	$932,243,033
Investments in affiliated issuers	8,647,800	24,132,307

Total cost of investments	$521,935,592	$956,375,340

Foreign currency, at cost	$4,489,076	$1,906,676

* Includes investments in securities on loan, at value	$39,335,507	$39,933,446

** Includes deferred foreign taxes	$287,885	$—

See accompanying notes to financial statements.

83

SPDR INDEX SHARES FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2017

	SPDR Portfolio Emerging Markets ETF (formerly, SPDR S&P Emerging Markets ETF)	SPDR Portfolio World ex-US ETF (formerly, SPDR S&P World ex-US ETF)
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$11,200,726	$22,924,047
Dividend income — affiliated issuers (Notes 2 and 4)	7,558	7,610
Dividend income — non-cash transactions	—	2,828,735
Unaffiliated securities lending income (Note 9)	58,016	83,893
Affiliated securities lending income (Notes 4 and 9)	73,463	354,638
Foreign taxes withheld	(1,252,664)	(3,429,886)

TOTAL INVESTMENT INCOME (LOSS)	10,087,099	22,769,037

EXPENSES
Advisory fee (Note 4)	2,164,523	2,728,589
Trustees’ fees and expenses (Note 5)	5,004	11,962
Miscellaneous expenses	1,303	6,933

TOTAL EXPENSES	2,170,830	2,747,484

Expenses waived/reimbursed by the Adviser (Note 4)	(28)	—

NET EXPENSES	2,170,802	2,747,484

NET INVESTMENT INCOME (LOSS)	7,916,297	20,021,553

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers*	(686,170)	686,173
In-kind redemptions — unaffiliated issuers	—	9,777,509
Foreign currency transactions	(100,124)	(47,517)
Futures contracts	67,586	—

Net realized gain (loss)	(718,708)	10,416,165

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers**	71,364,488	118,509,621
Foreign currency translations	(26,274)	33,116
Futures contracts	2,556	—

Net change in unrealized appreciation/depreciation	71,340,770	118,542,737

NET REALIZED AND UNREALIZED GAIN (LOSS)	70,622,062	128,958,902

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$78,538,359	$148,980,455

* Includes foreign capital gain taxes	$(705)	$—

** Includes foreign deferred taxes	$(115,974)	$—

See accompanying notes to financial statements.

84

SPDR INDEX SHARES FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	SPDR Portfolio Emerging Markets ETF (formerly, SPDR S&P Emerging Markets ETF)
	Year Ended 9/30/17	Year Ended 9/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,916,297	$3,657,638
Net realized gain (loss)	(718,708)	(7,774,303)
Net change in unrealized appreciation/depreciation	71,340,770	34,425,127

Net increase (decrease) in net assets resulting from operations	78,538,359	30,308,462

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,140,214)	(3,843,662)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	253,169,111	78,159,264
Cost of shares redeemed	—	(58,547,453)
Other capital (Note 7)	85,243	—

Net increase (decrease) in net assets from beneficial interest transactions	253,254,354	19,611,811

Net increase (decrease) in net assets during the period	327,652,499	46,076,611
Net assets at beginning of period	234,783,492	188,706,881

NET ASSETS AT END OF PERIOD	$562,435,991	$234,783,492

Undistributed (distribution in excess of) net investment income (loss)	$5,456,624	$1,781,014

SHARES OF BENEFICIAL INTEREST:
Shares sold	3,900,000	1,400,000
Shares redeemed	—	(1,100,000)

Net increase (decrease)	3,900,000	300,000

See accompanying notes to financial statements.

85

SPDR INDEX SHARES FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Portfolio World ex-US ETF (formerly, SPDR S&P World ex-US ETF)
	Year Ended 9/30/17	Year Ended 9/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$20,021,553	$18,870,297
Net realized gain (loss)	10,416,165	14,852,852
Net change in unrealized appreciation/depreciation	118,542,737	14,490,157

Net increase (decrease) in net assets resulting from operations	148,980,455	48,213,306

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(21,128,852)	(19,011,480)
Net realized gains	—	(1,091,428)

Total distributions to shareholders	(21,128,852)	(20,102,908)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	341,888,994	68,130,074
Cost of shares redeemed	(91,199,248)	(176,321,620)
Other capital (Note 7)	1,822	—

Net increase (decrease) in net assets from beneficial interest transactions	250,691,568	(108,191,546)

Net increase (decrease) in net assets during the period	378,543,171	(80,081,148)
Net assets at beginning of period	634,832,552	714,913,700

NET ASSETS AT END OF PERIOD	$1,013,375,723	$634,832,552

Undistributed (distribution in excess of) net investment income (loss)	$5,551,897	$5,988,823

SHARES OF BENEFICIAL INTEREST:
Shares sold	12,600,000	2,600,000
Shares redeemed	(3,400,000)	(7,000,000)

Net increase (decrease)	9,200,000	(4,400,000)

See accompanying notes to financial statements.

86

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	SPDR Portfolio Emerging Markets ETF (formerly, SPDR S&P Emerging Markets ETF)
	Year Ended 9/30/17		Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$60.20		$52.42	$66.35	$63.14	$63.85

Income (loss) from investment operations:
Net investment income (loss) (a)	1.40		1.12	1.28	1.39	1.38
Net realized and unrealized gain (loss) (b)	11.28		7.82	(13.88)	2.85	(0.55)

Total from investment operations	12.68		8.94	(12.60)	4.24	0.83

Net equalization credits and charges	—		—	0.00 (c)	—	—

Other capital	0.02		—	—	—	—

Distributions to shareholders from:
Net investment income	(0.79)		(1.16)	(1.33)	(1.03)	(1.54)

Net asset value, end of period	$72.11		$60.20	$52.42	$66.35	$63.14

Total return (d)	21.36%		17.38%	(19.34)%	6.73%	1.31%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$562,436		$234,783	$188,707	$285,285	$189,412
Ratios to average net assets:
Total expenses	0.59%		0.59%	0.59%	0.59%	0.59%
Net expenses	0.59%		0.59%	0.59%	0.59%	0.59%
Net investment income (loss)	2.16%		2.05%	2.02%	2.12%	2.15%
Portfolio turnover rate (e)	0	%(f)	12%	18%	9%	21%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes transactions involving securities received or delivered from in-kind processing of creations or redemptions.
(f)	Amount is less than 0.005%.

See accompanying notes to financial statements.

87

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Portfolio World ex-US ETF (formerly, SPDR S&P World ex-US ETF)
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$26.45	$25.17	$28.46	$28.00	$23.91

Income (loss) from investment operations:
Net investment income (loss) (a)	0.70	0.69	0.71	0.89	0.73
Net realized and unrealized gain (loss) (b)	4.16	1.32	(3.25)	0.40	4.04

Total from investment operations	4.86	2.01	(2.54)	1.29	4.77

Other capital	0.00 (c)	—	—	—	—

Distributions to shareholders from:
Net investment income	(0.79)	(0.69)	(0.75)	(0.83)	(0.68)
Net realized gains	—	(0.04)	—	—	—

Total distributions	(0.79)	(0.73)	(0.75)	(0.83)	(0.68)

Net asset value, end of period	$30.52	$26.45	$25.17	$28.46	$28.00

Total return (d)	18.75%	8.12%	(9.14)%	4.52%	20.27%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,013,376	$634,833	$714,914	$825,443	$688,755
Ratios to average net assets:
Total expenses	0.34%	0.34%	0.34%	0.34%	0.34%
Net investment income (loss)	2.49%	2.70%	2.53%	3.06%	2.79%
Portfolio turnover rate (e)	5%	3%	8%	17%	2%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

88

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September 30, 2017

1.	Organization

SPDR Index Shares Funds (the “Trust”), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of September 30, 2017, the Trust consists of thirty (30) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at $0.01 par value. The financial statements herein relate to the following series (each a “Fund”, and collectively, the “Funds”):

SPDR Portfolio Emerging Markets ETF

(effective October 16, 2017, the Fund changed its name from SPDR S&P Emerging Markets ETF)

SPDR Portfolio World ex-US ETF

(effective October 16, 2017, the Fund changed its name from SPDR S&P World ex-US ETF)

Each fund is classified as a non-diversified investment company under the 1940 Act.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

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September 30, 2017

Security Valuation

Each Fund’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value each Fund’s investments by major category are as follows:

•	Equity investments (including registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•	Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no price is obtained from pricing services or brokers, valuation will be based upon the intrinsic value, pursuant to the valuation policy and procedures approved by the Board.

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.

•	Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

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September 30, 2017

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Funds’ underlying benchmarks. Various inputs are used in determining the value of the Funds’ investments.

The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2017, is disclosed in each Fund’s respective Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Funds had no material transfers between levels for the period ended September 30, 2017.

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September 30, 2017

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.

Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock are recorded as dividend income at fair value.

Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

Certain Funds invest in real estate investment trusts (“REITs”). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Funds’ policy is to record all REIT distributions initially as dividend income and re-designate the prior calendar year’s to return of capital or capital gain distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc’s. (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

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September 30, 2017

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of September 30, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

As of August 21, 2017, SPDR Portfolio Emerging Markets ETF’s NAV was impacted by an adjustment to certain foreign tax accruals. The per share impact was $0.03 on August 21, 2017.

Equalization

Certain Funds in the Trust follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

Distributions

The SPDR Portfolio Emerging Markets ETF and the SPDR Portfolio World Ex-US ETF declare and distribute from net investment income, if any, to its shareholders semi-annually.

Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

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September 30, 2017

3.	Derivative Financial Instruments

Futures Contracts

Certain Funds may enter into futures contracts to meet the Funds’ objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.

For the period ended September 30, 2017, the SPDR Portfolio Emerging Markets ETF entered into futures contracts for return enhancement, hedging and exposing cash reserves to the market.

The following tables summarize the value of the Funds’ derivative instruments as of September 30, 2017, and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:

	Liability Derivatives
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
SPDR Portfolio Emerging Markets ETF
Futures Contracts(a)	$—	$—	$—	$(1,090)	$—	$(1,090)

(a)	Unrealized depreciation on open futures contracts. The Statements of Assets and Liabilities only reflect the current day’s net variation margin.

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September 30, 2017

	Net Realized Gain (Loss)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
SPDR Portfolio Emerging Markets ETF
Futures Contracts	$—	$—	$—	$67,586	$—	$67,586

	Net Change in Unrealized Appreciation (Depreciation)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
SPDR Portfolio Emerging Markets ETF
Futures Contracts	$—	$—	$—	$2,556	$—	$2,556

4.	Fees and Transactions with Affiliates

Advisory Fee

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Funds, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid quarterly, based on a percentage of each Fund’s average daily net assets as shown in the following table:

Annual Rate
SPDR Portfolio Emerging Markets ETF	0.59%
SPDR Portfolio World ex-US ETF	0.34

The Adviser pays all operating expenses of each Fund other than management fee, distribution fee pursuant to each Fund’s Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees’ counsel fees, acquired fund fees and expenses, litigation expenses and other extraordinary expenses).

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September 30, 2017

Administrator, Sub-Administrator, Custodian, and Transfer Agent Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

Distribution Fees

State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Trust. Effective May 1, 2017, the Distributor’s name changed from State Street Global Markets, LLC to State Street Global Advisors Funds Distributors, LLC.

Other Transactions with Affiliates — Securities Lending

State Street, an affiliate of the Funds, acts as the securities lending agent for the Funds, pursuant to an amended and restated securities lending authorization agreement dated January 6, 2017.

Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement): 85% payable to the Fund, and 15% payable to State Street.

In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, an affiliated money market fund, for which SSGA FM serves as investment adviser. See Note 9 for additional information regarding securities lending.

Other Transactions with Affiliates

The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended September 30, 2017, are disclosed in the Schedules of Investments.

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September 30, 2017

Due to Custodian

In certain circumstances, the Funds may have cash overdraft with the custodian. The Due to Custodian amount, if any, reflects cash overdrawn with State Street as custodian who is an affiliate of the Funds. The SPDR Portfolio Emerging Markets ETF had a cash overdraft related to the settlement of foreign currency and investment transactions.

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the period ended September 30, 2017, were as follows:

	Purchases	Sales
SPDR Portfolio Emerging Markets ETF	$86,756,245	$1,020,941
SPDR Portfolio World ex-US ETF	54,989,322	40,051,950

For the period ended September 30, 2017, the following Funds had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:

	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
SPDR Portfolio Emerging Markets ETF	$170,326,580	$—	$—
SPDR Portfolio World ex-US ETF	322,393,930	86,001,029	9,777,509

7.	Shareholder Transactions

Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

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September 30, 2017

The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes on Net Assets.

8.	Income Tax Information

The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed each Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.

Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, nontaxable dividend adjustments to income, in-kind transactions, foreign currencies, passive foreign investment companies, wash sale losses and distributions in excess of current earnings. In addition, certain Funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.

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September 30, 2017

The tax character of distributions paid during the year ended September 30, 2017, was as follows:

	Ordinary Income	Total
SPDR Portfolio Emerging Markets ETF	$4,140,214	$4,140,214
SPDR Portfolio World ex-US ETF	21,128,852	21,128,852

The tax character of distributions paid during the year ended September 30, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
SPDR Portfolio Emerging Markets ETF	$3,843,662	$—	$3,843,662
SPDR Portfolio World ex-US ETF	19,228,167	874,741	20,102,908

At September 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses*	Total
SPDR Portfolio Emerging Markets ETF	$6,841,377	$(25,583,133)	$—	$41,530,941	$—	$22,789,185
SPDR Portfolio World ex-US ETF	8,887,468	(5,336,368)	—	72,251,314	—	75,802,414

*	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of September 30, 2017, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Expiring 2018	Expiring 2019	Non-Expiring Short Term**	Non-Expiring Long Term**
SPDR Portfolio Emerging Markets ETF	$—	$—	$3,187,264	$22,395,869
SPDR Portfolio World ex-US ETF	—	—	—	5,336,368

**	Must be utilized prior to losses subject to expiration.

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September 30, 2017

As of September 30, 2017, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR Portfolio Emerging Markets ETF	$525,196,049	$84,252,614	$42,405,530	$41,847,084
SPDR Portfolio World ex-US ETF	960,174,244	139,352,776	67,112,266	72,240,510

9.	Securities Lending

Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.

The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.

The market value of securities on loan as of September 30, 2017, and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

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September 30, 2017

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of September 30, 2017:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non Cash Collateral Received*	Total Collateral Received
SPDR Portfolio Emerging Markets ETF	$39,335,507	$8,647,800	$31,997,253	$40,645,053
SPDR Portfolio World ex-US ETF	39,933,446	22,963,226	18,950,373	41,913,599

*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of September 30, 2017:

		Remaining Contractual Maturity of the Agreements As of September 30, 2017
Fund	Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions
SPDR Portfolio Emerging Markets ETF	Common Stocks	$8,647,800	$—	$—	$—	$8,647,800	$8,647,800
SPDR Portfolio World ex-US ETF	Common Stocks	22,963,226	—	—	—	22,963,226	22,963,226

10.	Line of Credit

Certain Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2017 unless extended or renewed. Prior to October 13, 2016, the participants could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements.

The SPDR Portfolio Emerging Markets ETF participates in the credit facility.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses paid by the Adviser. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the

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September 30, 2017

sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. Prior to October 13, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

Effective October 12, 2017, the Agreement was renewed, and as a result, the Funds and other affiliated Funds participate in a $500 million revolving credit facility.

The Funds had no outstanding loans as of September 30, 2017.

11.	Risks

Concentration Risk

As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if the Funds were more broadly diversified.

Foreign and Emerging Markets Risk

Investing in foreign markets involve risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Funds invest. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

12.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements other than below.

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The Board authorized a 2-for-1 split for the SPDR Portfolio Emerging Markets ETF, effective after the close of trading on October 13, 2017 for the shareholders of record on October 11, 2017. The impact of the stock split was to increase the number of shares outstanding by a factor of 2, while decreasing the NAV of shares outstanding by a factor of 2, resulting in no effect to the net assets of the aforementioned Fund.

The Board approved changing the names of the SPDR S&P Emerging Markets ETF and SPDR S&P World ex-US ETF. On October 16, 2017, all references to SPDR S&P Emerging Markets ETF and SPDR S&P World ex-US ETF in the Prospectus, Summary Prospectus and Statement of Additional Information were replaced by references to SPDR Portfolio Emerging Markets ETF and SPDR Portfolio World ex-US ETF, respectively.

Effective October 16, 2017, the Adviser has agreed to reduce the advisory fee for each Fund as follows:

	Old advisory fee (percentage of average daily net assets)	New advisory fee (percentage of average daily net assets)
SPDR Portfolio Emerging Markets ETF	0.59%	0.11%
SPDR Portfolio World ex-US ETF	0.34%	0.04%

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REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Trustees and Shareholders of the SPDR Index Shares Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the two funds, listed in Note 1, (each a “Fund”) as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopersLLP

Boston, Massachusetts

November 21, 2017

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OTHER INFORMATION

September 30, 2017 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2017 to September 30, 2017.

The table below illustrates your Fund’s cost in two ways:

Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

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	SPDR Portfolio Emerging Markets ETF	SPDR Portfolio World ex-US ETF
Annualized Expense Ratio	0.59%	0.34%
Actual:
Ending Account Value	$1,135.60	$1,116.30
Expenses Paid During Period(a)	3.16	1.80
Hypothetical (assuming a 5% return before expenses):
Ending Account Value	1,022.10	1,023.40
Expenses Paid During Period(a)	2.99	1.72

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 183, then divided by 365.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2017.

Dividends Received Deduction

Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2017 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

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September 30, 2017 (Unaudited)

Foreign Tax Credit

The Trust has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by a Fund to its shareholders. For the year ended September 30, 2017, the total amount of foreign taxes that will be passed through are:

Amount
SPDR Portfolio Emerging Markets ETF	$1,171,137
SPDR Portfolio World ex-US ETF	1,649,945

The amount of foreign source income earned on the following Funds during the year ended September 30, 2017 were as follows:

Amount
SPDR Portfolio Emerging Markets ETF	$11,206,950
SPDR Portfolio World ex-US ETF	25,760,392

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund during the past calendar year can be found at http://www.spdrs.com.

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC’s website, at www.sec.gov.

Information regarding how the investment adviser voted for the most recent period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Funds’ website at www.spdrs.com.

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OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Approval of Advisory Agreement

At an in-person meeting held prior to September 30, 2017, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the operational series of the Trust (collectively, the “Current ETFs”) and to continue the Agreement with respect to the previously approved non-operational series of the Trust (together with the Current ETFs, the “SPDR ETFs”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately with their independent legal counsel to consider the Agreement.

In evaluating the Agreement, the Board drew on materials provided to them by SSGA FM, the Trust’s investment adviser and administrator, and other materials provided by State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”). In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the SPDR ETFs under the Agreement, (ii) investment performance of the Current ETFs, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the SPDR ETFs grow.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of each of the SPDR ETFs in accordance with each SPDR ETF’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the SPDR ETFs as exchange-traded funds and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the SPDR ETFs. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each SPDR ETF’s compliance with its investment objectives and policies and with

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September 30, 2017 (Unaudited)

applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for indexed products generally and exchange-traded funds in particular. The Board specifically considered the Adviser’s experience in managing equity exchange-traded funds with index-based investment objectives and in overseeing third-party sub-advisers, as applicable.

Investment Performance

The Board then reviewed the Current ETFs’ performance, noting that the distinctive indexed investment objective of each of the Current ETFs made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively-managed funds. Instead, the Board focused on the extent to which each Current ETF achieved its objective as a passively-managed index fund. The Board reviewed information regarding the Current ETFs’ index tracking, noting that each Current ETF satisfactorily tracked its benchmark index.

Profits Realized by the Adviser

The Board considered the profitability of the advisory arrangement with the Current ETFs to the Adviser, including data on the Current ETFs’ historical profitability to the Adviser. The Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations and determined that these methodologies were reasonable.

Fees Charged to Comparable Funds

The Board evaluated each SPDR ETF’s unitary fee through review of comparative information with respect to fees paid by similar funds – i.e., exchange-traded funds tracking similar equity indexes. The Board reviewed the universe of similar exchange-traded funds for each SPDR ETF based upon data independently obtained from Broadridge Financial Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds. In doing so, the Board used a fund by fund analysis of the data.

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Other Benefits

The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.

Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies that may result as each SPDR ETF’s assets grow in size. The Board noted that the Agreement did not provide for breakpoints in each SPDR ETF’s advisory fee rates as assets of a SPDR ETF increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the SPDR ETFs by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the SPDR ETFs from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the SPDR ETFs grow in size and assess whether fee breakpoints may be warranted.

Conclusion

The Board, including the Independent Trustees voting separately, approved the Agreement for each SPDR ETF after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the Agreement were as follows: (a) the nature and extent of the services provided by the Adviser with respect to the SPDR ETFs were appropriate; (b) the performance and, more importantly, the index tracking, of each Current ETF had been satisfactory; (c) the Adviser’s unitary fee for each SPDR ETF, considered in relation to services provided and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trust’s relationships with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) fees paid to the Adviser adequately shared the economies of scale with respect to the Current ETFs by way of the relatively low fee structure of the Trust.

Approval of State Street Global Advisors Asia Limited Sub-Advisory Agreement

At an in-person meeting held prior to September 30, 2017, the Board also evaluated a proposal to continue the Sub-Advisory Agreement (the “SSGA Asia Limited Sub-Advisory Agreement”) between the Adviser and State Street Global Advisors Asia Limited (“SSGA Asia Limited”), an affiliate of the Adviser, with respect to the SPDR MSCI China A Shares IMI ETF (the “Fund”), which is sub-advised by SSGA Asia Limited. The Independent Trustees also met separately with their independent legal counsel to consider the SSGA Asia Limited Sub-Advisory Agreement.

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OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

In evaluating the SSGA Asia Limited Sub-Advisory Agreement, the Board drew on materials provided to them by SSGA Asia Limited and the Adviser. In deciding whether to approve the SSGA Asia Limited Sub-Advisory Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by SSGA Asia Limited with respect to the Fund under the SSGA Asia Limited Sub-Advisory Agreement and (ii) investment performance of the Fund. The Board was informed of the portion of the current advisory fee that the Adviser would pay to SSGA Asia Limited under the SSGA Asia Limited Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the Fund.

The Board considered the background and experience of SSGA Asia Limited’s senior management and, in particular, SSGA Asia Limited’s experience in investing in Asian equity securities. The Board reviewed the Fund’s performance, noting that the Fund tracked its benchmark index. The Board also considered the unitary fee paid to the Adviser by the Fund and SSGA Asia Limited’s fees paid by the Adviser. The Board also considered whether SSGA Asia Limited benefited in other ways from its relationship with the Trust.

The Board, including the Independent Trustees voting separately, approved the SSGA Asia Limited Sub-Advisory Agreement for the Fund after weighing the foregoing factors as well as the relevant factors discussed in relation to the Agreement between the Trust and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the SSGA Asia Limited Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by SSGA Asia Limited with respect to the Fund were appropriate; (b) the performance and, more importantly, the index tracking, of the Fund had been satisfactory; (c) SSGA Asia Limited’s fees for the Fund and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to SSGA Asia Limited were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to SSGA Asia Limited adequately shared the economies of scale with the Fund by way of the relatively low fee structure of the Trust.

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OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

TRUSTEES AND OFFICERS

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
FRANK NESVET c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Retired.	148	None.

DAVID M. KELLY c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee	Term: Unlimited Served: since September 2000	Retired.	148	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired).

BONNY EUGENIA BOATMAN c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired.	148	None.

DWIGHT D. CHURCHILL c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	148	Affiliated Managers Group, Inc. (Director).

CARL G. VERBONCOEUR c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	148	The Motley Fool Funds Trust (Trustee).

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OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Executive Vice President, State Street Global Advisors (2006-present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017- present); Director, State Street Global Markets, LLC (2013-April 2017); President, SSGA Funds Management, Inc. (2005-2012); Principal, State Street Global Advisors (2000 - 2005).	234	SSGA SPDR ETFs Europe I plc (Director) (November 2016- present); SSGA SPDR ETFs Europe II plc (Director) (November 2016- present).

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

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OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).

BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).

ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012; Term: Unlimited Served: since April 2015	Chief Operating Officer, SSGA Funds Management, Inc. (2005 - Present)*; Managing Director, State Street Global Advisors (2005 - present).*

MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Managing Director, State Street Global Advisors (2005 - present).*

JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Managing Director and Managing Counsel, State Street Global Advisors (2011 - present); Clerk, SSGA Funds Management, Inc. (2013 - present); Associate, Financial Services Group, Dechert LLP (2006 - 2011).

JESSE D. HALLEE State Street Bank and Trust Company One Hundred Summer Street, SUM0703 Boston, MA 02111 1967	Secretary	Term: Unlimited Served: since August 2017	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007- 2013).**

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OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*

DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).

ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: Since August 2017	Vice President at State Street Global Advisors (July 2016 – present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).

SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 - present); Assistant Director, Cambridge Associates, LLC (July 2014 - January 2015); Vice President, Bank of New York Mellon (July 2012 - August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 - July 2012).

DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 - present).*

DANIEL G. PLOURDE SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1980	Assistant Treasurer	Term: Unlimited Served: since May 2017	Assistant Vice President, SSGA Funds Management, Inc. (May 2015 - present); Officer, State Street Bank and Trust Company (March 2009 - May 2015).

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OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer; Anti- Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 - 2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

The Trust’s Statement of Additional Information (SAI) includes additional information about Funds’ directors and is available, without charge, upon request and by calling 1-866-787-2257.

117

SPDR® Index Shares Funds

SPDR Index Shares Funds

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Investment Manager and

Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Distributor

State Street Global Advisors Funds

Distributors, LLC

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator

and Transfer Agent

State Street Bank and Trust

Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

101 Seaport Boulevard

Suite 500

Boston, MA 02210

Fund Shares are distributed by State Street Global Advisors Funds Distributors, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Advisors Funds Distributors, LLC; member FINRA, SIPC.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

SPDR® Index Shares Funds

For more complete information, please call 866.787.2257 or visit spdrs.com today.

ssga.com | spdrs.com

The Funds are not sponsored, endorsed, sold, or promoted by Stoxx, S&P Dow Jones Indices LLC, MSCI Inc., and Russell Investment Group. Neither do these companies make any representation regarding the advisability of investing in the Funds. The Funds are distributed by State Street Global Advisors Funds Distributors, LLC, an indirect wholly-owned subsidiary of State Street Corporation. State Street Global Advisors Funds Distributors, LLC is a member of FINRA, SIPC. References to State Street may include State Street Corporation and its affiliates. Shares of the Funds are not insured by the FDIC or by another governmental agency; they are not obligations of the FDIC nor are they deposits or obligations of or guaranteed by State Street Bank and Trust Company. Fund shares are subject to investment risks, including possible loss of the principal invested. The Funds pay State Street for its services as investment advisor, custodian, sub-administrator, securities lending agent, transfer agent and shareholder servicing agent

Standard & Poor’s®, S&P® and SPDR® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.

Distributor: State Street Global Advisors Funds Distributors, LLC, member FINRA, SIPC, an indirect wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs.

Before investing, consider the funds’ investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 1-866-787-2257 or visit www.spdrs.com. Read it carefully.

Not FDIC Insured ● No Bank Guarantee ● May Lose Value

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

State Street Global Advisors	© 2017 State Street Corporation - All Rights Reserved
IBG - 25741	0515 Exp. Date: 11/30/2018 SPDRISPTAR

Annual Report

September 30, 2017

SPDR® Index Shares Funds

SPDR Dow Jones Global Real Estate ETF

SPDR Dow Jones International Real Estate ETF

SPDR S&P North American Natural Resources ETF

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

NOTES TO PERFORMANCE SUMMARY (UNAUDITED )

The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

The Dow Jones Global Select Real Estate Securities Index is a float-adjusted market capitalization index designed to measure the performance of publicly traded global real estate securities. The Dow Jones Global Select Real Estate Securities Index is a measure of the types of global real estate securities that represent the ownership and operation of commercial or residential real estate.

The Dow Jones Global ex-U.S. Select Real Estate Securities Index is a float-adjusted market capitalization index designed to measure the performance of publicly traded real estate securities in countries excluding the United States. The Dow Jones Global ex-U.S. Select Real Estate Securities Index is a measure of the type of global real estate securities that represent the ownership and operation of commercial or residential real estate.

The S&P BMI North American Natural Resources Index comprises publicly traded large- and mid-capitalization U.S. and Canadian companies in the natural resources and commodities businesses that meet certain investability requirements and are classified within the sub-industries of one of three natural resources categories: energy, metals & mining or agriculture.

1

SPDR DOW JONES GLOBAL REAL ESTATE ETF

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

(UNAUDITED )

The SPDR Dow Jones Global Real Estate ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the global real estate market. The Fund’s benchmark is the Dow Jones Global Select Real Estate Securities Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was –0.55%, and the Index was –0.85%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses, cash drag, and dividend tax withholdings contributed to the difference between the Fund’s performance and that of the Index.

Global real estate securities were affected by the general uncertainty surrounding the world during the Reporting Period. The Index had a slight negative return for the fiscal year and significantly lagged the MSCI World in all four quarters leading to an overall underperformance versus that index of over to 19%. The realization of the Brexit vote combined with contentious election campaigns in the United States, France and Germany, created an enormous amount of fear worldwide. This fear led to a less active than normal amount of corporate activity throughout the industry as REIT firms waited for the proverbial dust to settle around them. Given the events in Europe, currencies there weakened versus the strengthening U.S. dollar. The multiple Fed rate hikes in the U.S. during the period gave investors more options for income generation and real estate securities’ higher yield characteristics became less attractive. Mother Nature put a strain on REITs in the United States as Hurricanes Matthew, Harvey and Irma all brought various levels of destruction to the southern part of the country. Retail REITs were hurt the most during the fiscal year however, especially in regions such as the United States, Australia and Hong Kong, as there was a distinct shift from brick-and-mortar to online commerce. The period saw many stores close their doors for good including Bebe Stores, as well as prominent stores such as Macy’s, Sears, JC Penney, and Kohl’s closing many locations and focusing more on their online presence.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Prologis, Inc., Digital Realty Trust, Inc. and Global Logistic Properties, Ltd. The top negative contributors to the Fund’s performance were General Growth Properties Inc., Kimco Realty Corp. and Simon Property Group, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

2

SPDR DOW JONES GLOBAL REAL ESTATE ETF

PERFORMANCE SUMMARY (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Dow Jones Global Select Real Estate Securities Index	Net Asset Value	Market Value	Dow Jones Global Select Real Estate Securities Index
ONE YEAR	–0.55%	–0.59%	–0.85%	–0.55%	–0.59%	–0.85%
FIVE YEARS	39.79%	40.11%	38.35%	6.93%	6.98%	6.71%
SINCE INCEPTION(1)	40.77%	41.07%	37.23%	3.70%	3.73%	3.42%

(1)	For the period May 7, 2008 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/7/08, 5/13/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate markets returns.

Comparison of Change in Value of a $10,000 Investment

(Based on Net Asset Value)

Line graph is based on cumulative total return.

The total expense ratio for SPDR Dow Jones Global Real Estate ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.50%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See Notes to Performance Summary on page 1 for more information.

3

SPDR DOW JONES GLOBAL REAL ESTATE ETF

PORTFOLIO STATISTICS (UNAUDITED)

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Simon Property Group, Inc. REIT	4.5%
Prologis, Inc. REIT	3.1
Public Storage REIT	2.9
Welltower, Inc. REIT	2.4
AvalonBay Communities, Inc. REIT	2.2
Digital Realty Trust, Inc. REIT	2.2
Equity Residential REIT	2.2
Unibail-Rodamco SE REIT	2.2
Ventas, Inc. REIT	2.1
Mitsui Fudosan Co., Ltd.	1.9
TOTAL	25.7%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Industry Breakdown as of September 30, 2017

% of Net Assets
Real Estate Investment Trusts (REITs)	88.6%
Real Estate Management & Development	10.9
Diversified Financial Services	0.0 *
Short-Term Investments	1.0
Liabilities in Excess of Other Assets	(0.5)
TOTAL	100.0%

*	Amount shown represents less than 0.05% of net assets.

(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)

4

SPDR DOW JONES INTERNATIONAL REAL ESTATE ETF

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

(UNAUDITED )

The SPDR Dow Jones International Real Estate ETF (the “Fund”) seeks to provide investment results, before fees and expenses, correspond generally to the total return performance of an index based upon the international real estate market. The Fund’s benchmark is the Dow Jones Global ex-U.S. Select Real Estate Securities Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 0.48%, and the Index was 0.83%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses, cash drag, and dividend tax withholdings contributed to the difference between the Fund’s performance and that of the Index.

Global real estate securities were affected by the general uncertainty surrounding the world during the period. The Index had a modest gain for the fiscal year, but significantly lagged the MSCI World ex USA Index in all four quarters leading to an overall underperformance versus that index of close to 18%. The realization of the Brexit vote combined with contentious election campaigns in the United States, France and Germany, created an enormous amount of fear worldwide. This fear led to a less active than normal amount of corporate activity throughout the industry as REIT firms waited for the proverbial dust to settle around them. Given the events in Europe, currencies there weakened versus the strengthening U.S. dollar. The multiple Fed rate hikes in the U.S. during the period gave investors more options for income generation and real estate securities’ higher yield characteristics became less attractive. Retail REITs were hurt the most during the fiscal year, especially in regions such as Australia and Hong Kong, as there was a distinct shift from brick-and-mortar to online commerce.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Global Logistic Properties, Ltd., Link Real Estate Investment Trust, and LEG Immobilien AG. The top negative contributors to the Fund’s performance were Nippon Building Fund, Inc., Scentre Group, and Westfield Corp.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

5

SPDR DOW JONES INTERNATIONAL REAL ESTATE ETF

PERFORMANCE SUMMARY (UNAUDITED )

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Dow Jones Global ex-U.S. Select Real Estate Securities Index	Net Asset Value	Market Value	Dow Jones Global ex-U.S. Select Real Estate Securities Index
ONE YEAR	0.48%	0.36%	0.83%	0.48%	0.36%	0.83%
FIVE YEARS	25.61%	25.93%	27.64%	4.67%	4.72%	5.00%
TEN YEARS	0.06%	–0.21%	3.37%	0.01%	–0.02%	0.33%

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

The total expense ratio for SPDR Dow Jones International Real Estate ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.59%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Notes to Performance Summary” on page 1 for more information.

6

SPDR DOW JONES INTERNATIONAL REAL ESTATE ETF

PORTFOLIO STATISTICS (UNAUDITED )

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Unibail-Rodamco SE REIT	5.5%
Mitsui Fudosan Co., Ltd.	4.9
Link REIT	4.1
Scentre Group REIT	3.7
Westfield Corp. REIT	2.7
Goodman Group REIT	2.3
Land Securities Group PLC REIT	2.2
Hongkong Land Holdings, Ltd.	1.9
British Land Co. PLC REIT	1.9
Klepierre SA REIT	1.8
TOTAL	31.0%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Industry Breakdown as of September 30, 2017

% of Net Assets
Real Estate Investment Trusts (REITs)	72.1%
Real Estate Management & Development	27.3
Diversified Financial Services	0.0 *
Short-Term Investments	1.8
Liabilities in Excess of Other Assets	(1.2)
TOTAL	100.0%

*	Amount shown represents less than 0.05% of net assets.

(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)

7

SPDR S&P NORTH AMERICAN NATURAL RESOURCES ETF

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

(UNAUDITED )

The SPDR S&P North American Natural Resources ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks publicly-traded North American companies in natural resources and/or commodities businesses. The Fund’s benchmark is the S&P BMI North American Natural Resources Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 3.74%, and the Index was 3.67%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, a slight cash drag, security misweights and differences in tax withholdings contributed to the difference between the Fund’s performance and that of the Index.

The Fund ended the Reporting Period with slight positive performance, but lagged the broader equity markets. The U.S. Presidential election late last year spurred equities on a significant run as hopeful investors looked ahead to the positive economic growth the new president and his administration would bring. Despite a number of geopolitical events, precious metals were not utilized as the safe haven investment it often is when there are global concerns. Precious metals mining companies struggled in an environment where prices traded largely sideways. There were some bright spots however as oil and energy companies are now reaping some of the benefits of their multi-year plans to cut costs and operate profitably in a lower oil price environment. Additionally, copper prices have continued to rally on expectations of further signs of a health economic outlook for China allowing copper mining companies to benefit.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Chevron Corp., Freeport-McMoRan, Inc., and Monsanto Co. The top negative contributors to the Fund’s performance were Agnico-Eagle Mines, Ltd., Goldcorp, Inc., and Silver Wheaton Corp.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

8

SPDR S&P NORTH AMERICAN NATURAL RESOURCES ETF

PERFORMANCE SUMMARY (UNAUDITED)

Performance as of September 30, 2017

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P BMI North American Natural Resources Index	Net Asset Value	Market Value	S&P BMI North American Natural Resources Index
ONE YEAR	3.74%	3.70%	3.67%	3.74%	3.70%	3.67%
SINCE INCEPTION(1)	42.34%	42.46%	42.35%	21.71%	21.76%	21.77%

(1)	For the period ended December 15, 2015 to September 30, 2017. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/15/15, 12/16/15, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

Comparison of Change in Value of a $10,000 Investment

(Based on Net Asset Value)

Line graph is based on cumulative total return.

The total expense ratio for SPDR S&P North American Natural Resources ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2017 (as supplemented October 16, 2017) is 0.35%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Notes to Performance Summary” on page 1 for more information.

9

SPDR S&P NORTH AMERICAN NATURAL RESOURCES ETF

PORTFOLIO STATISTICS (UNAUDITED)

Top Ten Holdings as of September 30, 2017

Description	% of Net Assets
Chevron Corp.	10.5%
Exxon Mobil Corp.	10.1
Monsanto Co.	6.6
Newmont Mining Corp.	4.7
Barrick Gold Corp.	4.4
Freeport-McMoRan, Inc.	4.4
Franco-Nevada Corp.	3.3
ConocoPhillips	3.2
Archer-Daniels-Midland Co.	3.0
Suncor Energy, Inc.	3.0
TOTAL	53.2%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Industry Breakdown as of September 30, 2017

% of Net Assets
Oil, Gas & Consumable Fuels	47.7%
Metals & Mining	32.1
Chemicals	13.9
Food Products	5.3
Paper & Forest Products	0.5
Short-Term Investments	0.8
Liabilities in Excess of Other Assets	(0.3)
TOTAL	100.0%

(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)

10

SPDR Dow Jones Global Real Estate ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value
COMMON STOCKS — 99.5%
AUSTRALIA — 5.8%
BGP Holdings PLC (a)	1,313,937	$20,619
BWP Trust REIT	1,165,867	2,698,652
Charter Hall Retail REIT	798,538	2,474,962
Dexus Property Group REIT	2,454,195	18,293,993
Goodman Group REIT	3,874,318	25,049,457
GPT Group REIT	4,364,419	16,985,719
Investa Office Fund REIT	1,203,799	4,250,522
Scentre Group REIT	12,958,576	39,960,017
Vicinity Centres REIT	7,944,225	16,580,935
Westfield Corp. REIT	4,651,332	28,613,385

		154,928,261

AUSTRIA — 0.4%
CA Immobilien Anlagen AG	177,848	5,109,119
IMMOFINANZ AG (b) (c)	2,220,061	5,732,027

		10,841,146

BELGIUM — 0.2%
Cofinimmo SA REIT	47,601	6,114,156

BRAZIL — 0.3%
BR Malls Participacoes SA	2,115,921	9,411,823

CANADA — 1.3%
Artis Real Estate Investment Trust	184,178	1,946,854
Boardwalk Real Estate Investment Trust	54,212	1,647,622
Canadian Apartment Properties REIT	161,753	4,362,474
Canadian Real Estate Investment Trust	86,782	3,200,938
Dream Office Real Estate Investment Trust	93,085	1,565,248
First Capital Realty, Inc. (c)	396,738	6,242,997
H&R Real Estate Investment Trust	343,026	5,907,952
RioCan Real Estate Investment Trust	389,321	7,449,288
Smart Real Estate Investment Trust REIT	154,910	3,646,544

		35,969,917

FRANCE — 4.2%
Fonciere Des Regions REIT	129,198	13,424,125
Gecina SA REIT	112,101	18,182,531
Klepierre SA REIT	504,621	19,811,845

See accompanying notes to financial statements.

11

SPDR Dow Jones Global Real Estate ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Mercialys SA REIT (c)	133,726	$2,671,735
Unibail-Rodamco SE REIT	241,771	58,807,779

		112,898,015

GERMANY — 0.7%
Deutsche EuroShop AG	117,997	4,426,208
LEG Immobilien AG	152,604	15,441,151

		19,867,359

HONG KONG — 3.2%
Champion REIT	4,917,462	3,393,437
Hang Lung Properties, Ltd.	4,918,018	11,673,737
Hongkong Land Holdings, Ltd.	2,861,300	20,601,360
Hysan Development Co., Ltd.	1,241,731	5,842,449
Link REIT	5,390,182	43,683,475

		85,194,458

ITALY — 0.1%
Beni Stabili SpA SIIQ	2,453,082	2,128,623

JAPAN — 10.4%
Activia Properties, Inc. REIT	1,622	6,729,214
Advance Residence Investment Corp.	3,277	8,058,221
Aeon Mall Co., Ltd.	276,900	4,927,204
AEON REIT Investment Corp.	3,320	3,359,375
Daiwa House REIT Investment Corp.	3,715	8,891,050
Daiwa Office Investment Corp.	747	3,736,161
Frontier Real Estate Investment Corp.	1,202	4,874,632
Fukuoka Corp. REIT	1,810	2,575,952
GLP J - REIT	6,957	7,249,643
Heiwa Real Estate Co., Ltd.	79,400	1,352,195
Hoshino Resorts REIT, Inc. (c)	411	2,044,685
Hulic Co., Ltd.	1,176,000	11,523,369
Hulic, Inc. REIT	2,247	3,313,659
Industrial & Infrastructure Fund Investment Corp. REIT	981	4,157,038
Invincible Investment Corp. REIT (c)	7,835	3,233,116
Japan Excellent, Inc.	3,158	3,750,940
Japan Hotel REIT Investment Corp.	9,783	6,179,286
Japan Prime Realty Investment Corp. REIT	2,240	7,482,255
Japan Real Estate Investment Corp. REIT	3,183	15,297,855
Japan Rental Housing Investments, Inc.	3,977	2,805,257
Japan Retail Fund Investment Corp. REIT	6,480	11,622,725
Kenedix Office Investment Corp. REIT	987	5,427,557
Kenedix Residential Investment Corp.	872	2,241,102
Kenedix Retail REIT Corp.	1,225	2,544,352
Leopalace21 Corp.	637,800	4,442,191

See accompanying notes to financial statements.

12

SPDR Dow Jones Global Real Estate ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
MCUBS MidCity Investment Corp.	674	$2,053,765
Mitsui Fudosan Co., Ltd.	2,413,300	52,311,571
Mori Hills Investment Corp. REIT	3,531	4,231,616
Mori Trust Sogo REIT, Inc.	2,330	3,485,737
Nippon Building Fund, Inc. REIT	3,434	17,114,325
Nippon Prologis REIT, Inc.	4,980	10,489,566
Nomura Real Estate Master Fund, Inc.	10,166	13,212,684
NTT Urban Development Corp.	261,700	2,603,864
Orix JREIT, Inc. REIT	6,508	9,337,201
Premier Investment Corp.	3,180	3,017,137
Tokyu Fudosan Holdings Corp.	1,250,200	7,541,294
Tokyu REIT, Inc.	2,371	2,887,790
United Urban Investment Corp. REIT	7,422	10,866,127
Unizo Holdings Co., Ltd.	54,400	1,260,868

		278,232,579

MEXICO — 0.4%
Fibra Uno Administracion SA de CV REIT	6,631,002	11,217,665

NETHERLANDS — 0.4%
Eurocommercial Properties NV	119,016	5,090,549
Wereldhave NV	98,012	4,623,782

		9,714,331

PHILIPPINES — 0.7%
SM Prime Holdings, Inc.	28,232,000	19,145,708

SINGAPORE — 3.0%
Ascendas REIT	5,831,720	11,423,377
CapitaLand Commercial Trust	5,390,573	6,569,755
CapitaLand Mall Trust REIT	6,545,504	9,640,272
CapitaLand, Ltd.	6,196,551	16,336,133
Global Logistic Properties, Ltd.	7,180,192	17,448,826
Keppel REIT	4,366,412	3,794,224
Mapletree Commercial Trust REIT	4,601,700	5,150,841
Mapletree Logistics Trust	3,625,521	3,310,612
Suntec Real Estate Investment Trust	5,400,395	7,416,869

		81,090,909

SOUTH AFRICA — 1.0%
Growthpoint Properties, Ltd. REIT (c)	6,393,076	11,505,406
Hyprop Investments, Ltd.	601,925	4,712,869
Redefine Properties, Ltd. REIT	12,901,186	10,213,937

		26,432,212

SPAIN — 0.7%
Inmobiliaria Colonial Socimi SA REIT	781,105	7,751,203

See accompanying notes to financial statements.

13

SPDR Dow Jones Global Real Estate ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Martinsa Fadesa SA (a) (b)	178	$—
Merlin Properties Socimi SA	810,366	11,227,926

		18,979,129

SWEDEN — 0.8%
Castellum AB	663,656	10,391,031
Fabege AB	342,677	7,011,101
Kungsleden AB	453,425	3,113,622

		20,515,754

SWITZERLAND — 0.9%
PSP Swiss Property AG	98,011	9,035,326
Swiss Prime Site AG	173,783	15,634,363

		24,669,689

THAILAND — 0.3%
Central Pattana PCL NVDR	3,343,700	7,820,348

UNITED KINGDOM — 4.8%
Big Yellow Group PLC REIT	358,784	3,643,914
British Land Co. PLC REIT	2,515,232	20,314,854
Capital & Counties Properties PLC (c)	1,834,519	6,515,014
Derwent London PLC	269,144	10,089,050
Grainger PLC	1,006,076	3,620,168
Great Portland Estates PLC REIT	796,254	6,527,276
Hammerson PLC REIT	1,927,996	13,890,554
Intu Properties PLC REIT (c)	2,120,234	6,556,829
Land Securities Group PLC REIT	1,821,725	23,769,033
Segro PLC REIT	2,417,532	17,385,060
Shaftesbury PLC	539,293	7,351,190
UNITE Group PLC REIT	583,232	5,379,640
Workspace Group PLC REIT	287,838	3,427,328

		128,469,910

UNITED STATES — 59.9%
Acadia Realty Trust REIT	202,853	5,805,653
Alexandria Real Estate Equities, Inc. REIT	227,826	27,104,459
American Assets Trust, Inc. REIT	100,263	3,987,460
American Campus Communities, Inc. REIT	329,694	14,555,990
American Homes 4 Rent Class A, REIT	555,308	12,055,737
Apartment Investment & Management Co. Class A, REIT	381,834	16,747,239
Apple Hospitality REIT, Inc.	509,152	9,628,064
Ashford Hospitality Prime, Inc. REIT	81,960	778,620
Ashford Hospitality Trust, Inc. REIT	204,611	1,364,755
AvalonBay Communities, Inc. REIT	336,104	59,967,676
Boston Properties, Inc. REIT	375,583	46,151,639

See accompanying notes to financial statements.

14

SPDR Dow Jones Global Real Estate ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Brandywine Realty Trust REIT	427,566	$7,478,129
Brixmor Property Group, Inc. REIT	741,172	13,934,034
Camden Property Trust REIT	224,557	20,535,738
CBL & Associates Properties, Inc. REIT (c)	413,458	3,468,913
Cedar Realty Trust, Inc. REIT	185,481	1,042,403
Chesapeake Lodging Trust REIT	145,327	3,919,469
Columbia Property Trust, Inc. REIT	293,959	6,399,487
Corporate Office Properties Trust REIT	241,397	7,925,064
Cousins Properties, Inc. REIT	1,019,938	9,526,221
CubeSmart REIT	437,735	11,363,601
DCT Industrial Trust, Inc. REIT	226,509	13,119,401
DDR Corp. REIT	740,728	6,785,068
DiamondRock Hospitality Co. REIT	487,717	5,340,501
Digital Realty Trust, Inc. REIT	498,376	58,972,832
Douglas Emmett, Inc. REIT	372,211	14,672,558
Duke Realty Corp. REIT	865,475	24,942,989
Easterly Government Properties, Inc. REIT (c)	93,411	1,930,805
EastGroup Properties, Inc. REIT	83,845	7,388,421
Education Realty Trust, Inc. REIT	178,375	6,409,014
Equity Commonwealth REIT (b)	301,289	9,159,186
Equity LifeStyle Properties, Inc. REIT	211,539	17,997,738
Equity Residential REIT	894,141	58,950,716
Essex Property Trust, Inc. REIT	160,654	40,810,936
Extra Space Storage, Inc. REIT	306,346	24,483,172
Federal Realty Investment Trust REIT	175,735	21,828,044
First Industrial Realty Trust, Inc. REIT	289,665	8,716,020
First Potomac Realty Trust REIT	143,791	1,601,832
Forest City Realty Trust, Inc. Class A, REIT	648,516	16,543,643
Franklin Street Properties Corp. REIT	258,469	2,744,941
GGP, Inc. REIT	1,523,901	31,651,424
HCP, Inc. REIT	1,141,177	31,758,956
Healthcare Realty Trust, Inc. REIT	300,709	9,724,929
Hersha Hospitality Trust REIT	94,305	1,760,674
Highwoods Properties, Inc. REIT	251,386	13,094,697
Hospitality Properties Trust REIT	399,087	11,369,989
Host Hotels & Resorts, Inc. REIT	1,800,853	33,297,772
Hudson Pacific Properties, Inc. REIT	377,412	12,654,624
Independence Realty Trust, Inc. REIT	198,349	2,017,209
Invitation Homes, Inc. REIT (c)	188,617	4,272,175
JBG SMITH Properties REIT (b)	226,629	7,752,978
Kilroy Realty Corp. REIT	239,130	17,006,926
Kimco Realty Corp. REIT	1,035,255	20,239,235
Kite Realty Group Trust REIT	205,249	4,156,292
LaSalle Hotel Properties REIT	274,807	7,974,899

See accompanying notes to financial statements.

15

SPDR Dow Jones Global Real Estate ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Liberty Property Trust REIT	358,162	$14,706,132
Life Storage, Inc. REIT (c)	113,083	9,251,320
LTC Properties, Inc. REIT	96,251	4,521,872
Macerich Co. REIT	264,689	14,549,954
Mack-Cali Realty Corp. REIT	218,891	5,189,906
Mid-America Apartment Communities, Inc. REIT	276,445	29,546,442
National Storage Affiliates Trust REIT (c)	107,423	2,603,934
NexPoint Residential Trust, Inc. REIT	46,628	1,106,482
NorthStar Realty Europe Corp. REIT	134,844	1,727,352
Paramount Group, Inc. REIT	492,612	7,881,792
Park Hotels & Resorts, Inc. REIT	349,487	9,631,862
Parkway, Inc. REIT	103,193	2,376,535
Pebblebrook Hotel Trust REIT (c)	167,122	6,039,789
Pennsylvania Real Estate Investment Trust	167,509	1,757,169
Piedmont Office Realty Trust, Inc. Class A, REIT	354,463	7,145,974
Prologis, Inc. REIT	1,294,888	82,173,592
PS Business Parks, Inc. REIT	47,664	6,363,144
Public Storage REIT	364,267	77,949,495
Quality Care Properties, Inc. REIT (b)	229,219	3,552,895
Ramco-Gershenson Properties Trust REIT	191,247	2,488,123
Regency Centers Corp. REIT	359,496	22,303,132
Retail Opportunity Investments Corp. REIT	268,670	5,107,417
Retail Properties of America, Inc. Class A, REIT	560,375	7,357,724
Rexford Industrial Realty, Inc. REIT	174,614	4,997,453
RLJ Lodging Trust REIT	424,423	9,337,306
Ryman Hospitality Properties, Inc. REIT	124,657	7,789,816
Saul Centers, Inc. REIT	29,981	1,856,124
Senior Housing Properties Trust REIT	577,150	11,283,282
Seritage Growth Properties REIT (c)	60,672	2,795,159
Simon Property Group, Inc. REIT	756,815	121,854,783
SL Green Realty Corp. REIT	240,788	24,396,640
Starwood Waypoint Homes REIT	311,773	11,339,184
Summit Hotel Properties, Inc. REIT	256,741	4,105,289
Sun Communities, Inc. REIT	192,116	16,460,499
Sunstone Hotel Investors, Inc. REIT	544,664	8,752,750
Tanger Factory Outlet Centers, Inc. REIT (c)	230,189	5,621,215
Taubman Centers, Inc. REIT	148,097	7,360,421
Tier REIT, Inc	115,059	2,220,639
UDR, Inc. REIT	650,986	24,756,998
Universal Health Realty Income Trust REIT	30,590	2,309,239
Urban Edge Properties REIT	256,969	6,198,092
Ventas, Inc. REIT	866,948	56,464,323
Vornado Realty Trust REIT	419,555	32,255,388
Washington Prime Group, Inc. REIT	455,050	3,790,567

See accompanying notes to financial statements.

16

SPDR Dow Jones Global Real Estate ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Washington Real Estate Investment Trust	188,131	$6,163,172
Weingarten Realty Investors REIT	291,687	9,258,145
Welltower, Inc. REIT	898,059	63,115,587
Xenia Hotels & Resorts, Inc. REIT	259,999	5,472,979

		1,610,158,034

TOTAL COMMON STOCKS (Cost $2,519,506,300)		2,673,800,026

RIGHTS — 0.0% (d)
SINGAPORE — 0.0% (d)
CapitaLand Commercial Trust (expiring 10/19/17) (b) (e)	894,835	192,416
Mapletree Logistics Trust (expiring 10/4/17) (b) (e)	362,552	25,364

TOTAL RIGHTS (Cost $0)		217,780

SHORT-TERM INVESTMENTS — 1.0%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (f) (g)	3,970,115	3,970,115
State Street Navigator Securities Lending Government Money Market Portfolio (f) (h)	22,923,440	22,923,440

TOTAL SHORT-TERM INVESTMENTS (Cost $26,893,555)		26,893,555

TOTAL INVESTMENTS — 100.5% (Cost $2,546,399,855)		2,700,911,361

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%		(12,745,140)

NET ASSETS — 100.0%		$2,688,166,221

(a)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2017, total aggregate fair value of the securities is $20,619, representing less than 0.05% of the Fund’s net assets.
(b)	Non-income producing security.
(c)	All or a portion of the shares of the security are on loan at September 30, 2017.
(d)	Amount is less than 0.05% of net assets.
(e)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of September 30, 2017, total aggregate fair value of securities is $217,780 representing less than 0.05% of net assets.
(f)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(g)	The rate shown is the annualized seven-day yield at September 30, 2017.
(h)	Investment of cash collateral for securities loaned.

See accompanying notes to financial statements.

17

SPDR Dow Jones Global Real Estate ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

NVDR = Non Voting Depositary Receipt

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$154,907,642	$—	$20,619		$154,928,261
Austria	10,841,146	—	—		10,841,146
Belgium	6,114,156	—	—		6,114,156
Brazil	9,411,823	—	—		9,411,823
Canada	35,969,917	—	—		35,969,917
France	112,898,015	—	—		112,898,015
Germany	19,867,359	—	—		19,867,359
Hong Kong	85,194,458	—	—		85,194,458
Italy	2,128,623	—	—		2,128,623
Japan	278,232,579	—	—		278,232,579
Mexico	11,217,665	—	—		11,217,665
Netherlands	9,714,331	—	—		9,714,331
Philippines	19,145,708	—	—		19,145,708
Singapore	81,090,909	—	—		81,090,909
South Africa	26,432,212	—	—		26,432,212
Spain	18,979,129	—	0	(a)	18,979,129
Sweden	20,515,754	—	—		20,515,754
Switzerland	24,669,689	—	—		24,669,689
Thailand	7,820,348	—	—		7,820,348
United Kingdom	128,469,910	—	—		128,469,910
United States	1,610,158,034	—	—		1,610,158,034
Rights
Singapore	—	217,780	—		217,780
Short-Term Investments	26,893,555	—	—		26,893,555

TOTAL INVESTMENTS	$2,700,672,962	$217,780	$20,619		$2,700,911,361

(a)	Fund held a Level 3 security that was valued at $ 0 at September 30, 2017.

See accompanying notes to financial statements.

18

SPDR Dow Jones Global Real Estate ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	3,984,959	$3,984,959	$43,517	$4,028,476	$—	$—	—	$—	$129
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	82,191,492	78,221,377	—	—	3,970,115	3,970,115	22,776
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	104,183,620	104,183,620	—	—	—	—	15,710
State Street Navigator Securities Lending Government Money Market Portfolio*	35,695,682	35,695,682	310,962,860	323,735,102	—	—	22,923,440	22,923,440	261,535

Total		$39,680,641	$497,381,489	$510,168,575	$—	$—		$26,893,555	$300,150

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

19

SPDR Dow Jones International Real Estate ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value
COMMON STOCKS — 99.4%
AUSTRALIA — 14.5%
BGP Holdings PLC (a)	32,410,441	$508,601
BWP Trust REIT	4,038,846	9,348,784
Charter Hall Retail REIT	2,753,561	8,534,295
Dexus Property Group REIT	8,367,235	62,370,813
Goodman Group REIT	13,205,715	85,381,733
GPT Group REIT	14,880,540	57,913,019
Investa Office Fund REIT	4,115,894	14,532,908
Scentre Group REIT	44,158,823	136,171,391
Vicinity Centres REIT	27,086,753	56,534,613
Westfield Corp. REIT	15,852,975	97,522,017

		528,818,174

AUSTRIA — 1.0%
CA Immobilien Anlagen AG	610,895	17,549,453
IMMOFINANZ AG (b) (c)	7,582,797	19,578,201

		37,127,654

BELGIUM — 0.6%
Cofinimmo SA REIT	162,573	20,881,846

BRAZIL — 0.9%
BR Malls Participacoes SA	7,333,916	32,621,974

CANADA — 3.4%
Artis Real Estate Investment Trust	616,569	6,517,445
Boardwalk Real Estate Investment Trust	188,644	5,733,305
Canadian Apartment Properties REIT	557,594	15,038,297
Canadian Real Estate Investment Trust	300,012	11,065,889
Dream Office Real Estate Investment Trust	315,841	5,310,947
First Capital Realty, Inc. (c)	1,354,758	21,318,224
H&R Real Estate Investment Trust	1,171,633	20,179,087
RioCan Real Estate Investment Trust	1,322,957	25,313,526
Smart Real Estate Investment Trust REIT	534,778	12,588,545

		123,065,265

FRANCE — 10.5%
Fonciere Des Regions REIT	440,650	45,785,079
Gecina SA REIT	382,206	61,992,956
Klepierre SA REIT	1,720,290	67,540,033

See accompanying notes to financial statements.

20

SPDR Dow Jones International Real Estate ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Mercialys SA REIT (c)	461,031	$9,211,017
Unibail-Rodamco SE REIT	823,784	200,375,180

		384,904,265

GERMANY — 1.8%
Deutsche EuroShop AG	396,377	14,868,572
LEG Immobilien AG	520,370	52,653,350

		67,521,922

HONG KONG — 7.9%
Champion REIT	16,823,174	11,609,319
Hang Lung Properties, Ltd.	16,771,755	39,810,560
Hongkong Land Holdings, Ltd.	9,754,200	70,230,240
Hysan Development Co., Ltd.	4,245,846	19,977,062
Link REIT	18,366,355	148,845,849

		290,473,030

ITALY — 0.2%
Beni Stabili SpA SIIQ	8,595,789	7,458,861

JAPAN — 26.0%
Activia Properties, Inc. REIT	5,507	22,846,968
Advance Residence Investment Corp.	11,183	27,499,262
Aeon Mall Co., Ltd.	949,940	16,903,388
AEON REIT Investment Corp. (c)	12,382	12,528,848
Daiwa House REIT Investment Corp.	12,625	30,215,209
Daiwa Office Investment Corp.	2,552	12,763,967
Frontier Real Estate Investment Corp.	4,109	16,663,781
Fukuoka Corp. REIT	6,233	8,870,667
GLP J - REIT	23,633	24,627,112
Heiwa Real Estate Co., Ltd.	275,200	4,686,700
Hoshino Resorts REIT, Inc. (c)	1,407	6,999,689
Hulic Co., Ltd.	4,011,990	39,312,619
Hulic, Inc. REIT	7,692	11,343,419
Industrial & Infrastructure Fund Investment Corp. REIT	3,289	13,937,307
Invincible Investment Corp. REIT (c)	26,821	11,067,698
Japan Excellent, Inc.	10,920	12,970,319
Japan Hotel REIT Investment Corp.	33,110	20,913,437
Japan Prime Realty Investment Corp. REIT	7,647	25,543,215
Japan Real Estate Investment Corp. REIT	10,856	52,175,152
Japan Rental Housing Investments, Inc.	13,709	9,669,920
Japan Retail Fund Investment Corp. REIT	22,107	39,651,786
Kenedix Office Investment Corp. REIT	3,350	18,421,801
Kenedix Residential Investment Corp.	2,917	7,496,896
Kenedix Retail REIT Corp.	4,251	8,829,421
Leopalace21 Corp.	2,180,400	15,186,191

See accompanying notes to financial statements.

21

SPDR Dow Jones International Real Estate ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
MCUBS MidCity Investment Corp.	2,448	$7,459,370
Mitsui Fudosan Co., Ltd.	8,220,500	178,190,557
Mori Hills Investment Corp. REIT	12,317	14,760,923
Mori Trust Sogo REIT, Inc.	8,059	12,056,462
Nippon Building Fund, Inc. REIT	11,709	58,355,164
Nippon Prologis REIT, Inc.	16,989	35,784,586
Nomura Real Estate Master Fund, Inc.	34,670	45,060,374
NTT Urban Development Corp.	907,031	9,024,783
Orix JREIT, Inc. REIT	22,210	31,865,278
Premier Investment Corp.	10,884	10,326,578
Tokyu Fudosan Holdings Corp.	4,246,500	25,615,187
Tokyu REIT, Inc.	8,163	9,942,232
United Urban Investment Corp. REIT	25,317	37,065,177
Unizo Holdings Co., Ltd.	187,700	4,350,458

		950,981,901

MEXICO — 1.1%
Fibra Uno Administracion SA de CV REIT	22,886,682	38,717,396

NETHERLANDS — 0.9%
Eurocommercial Properties NV	408,507	17,472,651
Wereldhave NV	336,464	15,872,913

		33,345,564

PHILIPPINES — 1.8%
SM Prime Holdings, Inc.	95,775,800	64,950,960

SINGAPORE — 7.6%
Ascendas REIT	19,892,268	38,965,671
CapitaLand Commercial Trust (c)	18,395,734	22,419,780
CapitaLand Mall Trust REIT	22,331,747	32,890,382
CapitaLand, Ltd.	21,127,597	55,699,250
Global Logistic Properties, Ltd.	24,481,315	59,492,867
Keppel REIT (c)	14,594,053	12,681,603
Mapletree Commercial Trust REIT	15,723,400	17,599,741
Mapletree Logistics Trust	12,401,139	11,323,990
Suntec Real Estate Investment Trust	18,435,576	25,319,304

		276,392,588

SOUTH AFRICA — 2.5%
Growthpoint Properties, Ltd. REIT (c)	21,797,840	39,228,847
Hyprop Investments, Ltd.	2,056,756	16,103,703
Redefine Properties, Ltd. REIT	44,014,387	34,846,421

		90,178,971

SPAIN — 1.8%
Inmobiliaria Colonial Socimi SA REIT	2,666,184	26,457,561

See accompanying notes to financial statements.

22

SPDR Dow Jones International Real Estate ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Martinsa Fadesa SA (a) (b)	35,998	$—
Merlin Properties Socimi SA	2,764,356	38,301,194

		64,758,755

SWEDEN — 1.9%
Castellum AB	2,264,126	35,449,999
Fabege AB	1,164,405	23,823,487
Kungsleden AB	1,569,280	10,776,081

		70,049,567

SWITZERLAND — 2.3%
PSP Swiss Property AG	334,456	30,832,446
Swiss Prime Site AG (b)	592,576	53,311,018

		84,143,464

THAILAND — 0.7%
Central Pattana PCL NVDR	11,249,259	26,310,111

UNITED KINGDOM — 12.0%
Big Yellow Group PLC REIT	1,239,928	12,593,067
British Land Co. PLC REIT	8,581,044	69,306,790
Capital & Counties Properties PLC	6,231,977	22,131,913
Derwent London PLC	918,312	34,423,563
Grainger PLC	3,478,744	12,517,581
Great Portland Estates PLC REIT	2,705,857	22,181,209
Hammerson PLC REIT	6,575,118	47,371,485
Intu Properties PLC REIT (c)	7,239,554	22,388,340
Land Securities Group PLC REIT	6,216,220	81,106,399
Segro PLC REIT	8,242,830	59,276,192
Shaftesbury PLC	1,841,196	25,097,640
UNITE Group PLC REIT	2,010,480	18,544,350
Workspace Group PLC REIT	995,363	11,851,928

		438,790,457

TOTAL COMMON STOCKS (Cost $3,460,560,543)		3,631,492,725

RIGHTS — 0.0% (d)
SINGAPORE — 0.0% (d)
CapitaLand Commercial Trust (expiring 10/19/17) (b) (e)	3,064,996	659,066
Mapletree Logistics Trust (expiring 10/4/17) (b) (e)	1,251,663	87,565

TOTAL RIGHTS (Cost $0)		746,631

See accompanying notes to financial statements.

23

SPDR Dow Jones International Real Estate ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
SHORT-TERM INVESTMENTS — 1.8%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (f) (g)	3,755,745	$3,755,745
State Street Navigator Securities Lending Government Money Market Portfolio (f) (h)	60,686,836	60,686,836

TOTAL SHORT-TERM INVESTMENTS (Cost $64,442,581)		64,442,581

TOTAL INVESTMENTS — 101.2% (Cost $3,525,003,124)		3,696,681,937

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.2)%		(42,049,351)

NET ASSETS — 100.0%		$3,654,632,586

(a)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2017, total aggregate fair value of the securities is $508,601, representing less than 0.05% of the Fund’s net assets.
(b)	Non-income producing security.
(c)	All or a portion of the shares of the security are on loan at September 30, 2017.
(d)	Amount is less than 0.05% of net assets.
(e)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of September 30, 2017, total aggregate fair value of securities is $746,631 representing less than 0.05% of net assets.
(f)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(g)	The rate shown is the annualized seven-day yield at September 30, 2017.
(h)	Investment of cash collateral for securities loaned.

NVDR = Non Voting Depositary Receipt

REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

24

SPDR Dow Jones International Real Estate ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$528,309,573	$—	$508,601		$528,818,174
Austria	37,127,654	—	—		37,127,654
Belgium	20,881,846	—	—		20,881,846
Brazil	32,621,974	—	—		32,621,974
Canada	123,065,265	—	—		123,065,265
France	384,904,265	—	—		384,904,265
Germany	67,521,922	—	—		67,521,922
Hong Kong	290,473,030	—	—		290,473,030
Italy	7,458,861	—	—		7,458,861
Japan	950,981,901	—	—		950,981,901
Mexico	38,717,396	—	—		38,717,396
Netherlands	33,345,564	—	—		33,345,564
Philippines	64,950,960	—	—		64,950,960
Singapore	276,392,588	—	—		276,392,588
South Africa	90,178,971	—	—		90,178,971
Spain	64,758,755	—	0	(a)	64,758,755
Sweden	70,049,567	—	—		70,049,567
Switzerland	84,143,464	—	—		84,143,464
Thailand	26,310,111	—	—		26,310,111
United Kingdom	438,790,457	—	—		438,790,457
Rights
Singapore	—	746,631	—		746,631
Short-Term Investments	64,442,581	—	—		64,442,581

TOTAL INVESTMENTS	$3,695,426,705	$746,631	$508,601		$3,696,681,937

(a)	Fund held a Level 3 security that was valued at $ 0 at September 30, 2017.

See accompanying notes to financial statements.

25

SPDR Dow Jones International Real Estate ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	1,657,995	$1,657,995	$4,425	$1,662,420	$—	$—	—	$—	$11
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	110,961,016	107,205,271	—	—	3,755,745	3,755,745	24,291
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	305,799,317	305,799,317	—	—	—	—	35,284
State Street Navigator Securities Lending Government Money Market Portfolio*	113,855,927	113,855,927	1,051,641,711	1,104,810,802	—	—	60,686,836	60,686,836	902,154

Total		$115,513,922	$1,468,406,469	$1,519,477,810	$—	$—		$64,442,581	$961,740

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

26

SPDR S&P North American Natural Resources ETF

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value
COMMON STOCKS — 99.5%
CANADA — 35.5%
Agnico Eagle Mines, Ltd.	554,928	$25,020,901
Agrium, Inc.	175,964	18,814,141
ARC Resources, Ltd. (a)	184,932	2,541,863
Barrick Gold Corp.	2,800,838	44,969,278
Cameco Corp. (a)	206,973	1,994,183
Canadian Natural Resources, Ltd.	565,390	18,892,295
Cenovus Energy, Inc. (a)	533,421	5,335,703
Crescent Point Energy Corp.	284,831	2,282,019
Detour Gold Corp. (b)	419,464	4,615,060
Eldorado Gold Corp.	1,903,903	4,171,186
Encana Corp.	508,975	5,978,366
First Quantum Minerals, Ltd.	1,656,220	18,553,266
Franco-Nevada Corp.	429,166	33,169,300
Goldcorp, Inc.	2,055,425	26,624,463
Husky Energy, Inc. (b)	157,720	1,969,845
Imperial Oil, Ltd. (a)	132,991	4,238,613
Kinross Gold Corp. (b)	2,995,456	12,670,181
Lundin Mining Corp.	1,519,005	10,396,740
Peyto Exploration & Development Corp. (a)	86,233	1,406,591
Potash Corp. of Saskatchewan, Inc.	1,069,786	20,546,324
PrairieSky Royalty, Ltd.	110,284	2,815,630
Seven Generations Energy, Ltd. Class A (b)	132,908	2,097,792
Suncor Energy, Inc.	873,137	30,529,949
Teck Resources, Ltd. Class B	1,122,711	23,582,631
Tourmaline Oil Corp. (b)	129,551	2,628,001
Vermilion Energy, Inc. (a)	62,988	2,233,653
West Fraser Timber Co., Ltd.	86,992	5,008,135
Wheaton Precious Metals Corp.	1,061,416	20,198,857
Whitecap Resources, Inc. (a)	193,097	1,497,654
Yamana Gold, Inc.	2,277,715	6,010,042

		360,792,662

UNITED STATES — 64.0%
Anadarko Petroleum Corp.	293,032	14,314,613
Antero Resources Corp. (a) (b)	75,801	1,508,440
Apache Corp. (a)	198,918	9,110,444
Archer-Daniels-Midland Co.	726,719	30,892,825
Bunge, Ltd.	178,763	12,416,878
Cabot Oil & Gas Corp.	243,473	6,512,903
CF Industries Holdings, Inc.	296,902	10,439,074
Chevron Corp.	904,632	106,294,260
Cimarex Energy Co.	49,729	5,652,695

See accompanying notes to financial statements.

27

SPDR S&P North American Natural Resources ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value
Concho Resources, Inc. (a) (b)	77,498	$10,208,037
ConocoPhillips	647,027	32,383,701
Continental Resources, Inc. (a) (b)	45,096	1,741,157
Devon Energy Corp.	274,923	10,092,423
EOG Resources, Inc.	301,927	29,208,418
EQT Corp.	90,647	5,913,810
Exxon Mobil Corp.	1,253,811	102,787,426
FMC Corp.	170,635	15,239,412
Freeport-McMoRan, Inc. (b)	3,198,022	44,900,229
Hess Corp.	141,368	6,628,745
Ingredion, Inc.	91,311	11,015,759
Marathon Oil Corp.	444,551	6,028,112
Monsanto Co.	558,834	66,959,490
Mosaic Co.	447,013	9,651,011
Newmont Mining Corp.	1,281,145	48,055,749
Noble Energy, Inc.	238,107	6,752,714
Occidental Petroleum Corp.	399,884	25,676,552
Pioneer Natural Resources Co.	89,007	13,132,093
Range Resources Corp. (a)	98,423	1,926,138
Southwestern Energy Co. (b)	264,613	1,616,785
Tahoe Resources, Inc.	750,372	3,935,906

		650,995,799

TOTAL COMMON STOCKS (Cost $804,797,272)		1,011,788,461

SHORT-TERM INVESTMENTS — 0.8%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (c) (d)	3,488,016	3,488,016
State Street Navigator Securities Lending Government Money Market Portfolio (c) (e)	4,770,511	4,770,511

TOTAL SHORT-TERM INVESTMENTS (Cost $8,258,527)		8,258,527

TOTAL INVESTMENTS — 100.3% (Cost $813,055,799)		1,020,046,988

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%		(3,286,984)

NET ASSETS — 100.0%		$1,016,760,004

See accompanying notes to financial statements.

28

SPDR S&P North American Natural Resources ETF

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

(a)	All or a portion of the shares of the security are on loan at September 30, 2017.
(b)	Non-income producing security.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2017.
(e)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Canada	$360,792,662	$—	$—	$360,792,662
United States	650,995,799	—	—	650,995,799
Short-Term Investments	8,258,527	—	—	8,258,527

TOTAL INVESTMENTS	$1,020,046,988	$—	$—	$1,020,046,988

Affiliate Table

	Number of Shares Held at 9/30/16	Value at 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	2,657,077	$2,657,077	$1,336	$2,658,413	$—	$—	—	$—	$98
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	13,156,693	9,668,677	—	—	3,488,016	3,488,016	6,082
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	48,418,568	48,418,568	—	—	—	—	8,168
State Street Navigator Securities Lending Government Money Market Portfolio*	—	—	86,480,745	81,710,234	—	—	4,770,511	4,770,511	5,674

Total		$2,657,077	$148,057,342	$142,455,892	$—	$—		$8,258,527	$20,022

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

29

SPDR INDEX SHARES FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2017

	SPDR Dow Jones Global Real Estate ETF	SPDR Dow Jones International Real Estate ETF
ASSETS
Investments in unaffiliated issuers, at value* (Note 2)	$2,674,017,806	$3,632,239,356
Investments in affiliated issuers, at value (Notes 2 and 3)	26,893,555	64,442,581

Total Investments	2,700,911,361	3,696,681,937
Foreign currency, at value	2,118,755	3,918,097
Cash	463,542	—
Receivable for investments sold	498,212	13,056,442
Dividends receivable — unaffiliated issuers (Note 2)	10,422,896	18,811,178
Dividends receivable — affiliated issuers (Notes 2 and 3)	7,450	10,664
Securities lending income receivable — unaffiliated issuers (Note 8)	731	—
Securities lending income receivable — affiliated issuers (Notes 3 and 8)	26,447	85,634
Receivable for foreign taxes recoverable	214,325	777,870

TOTAL ASSETS	2,714,663,719	3,733,341,822

LIABILITIES
Payable upon return of securities loaned	22,923,440	60,686,836
Payable for investments purchased	173,561	1,058,806
Payable for fund shares repurchased	—	11,420,275
Advisory fee payable (Note 3)	3,397,734	5,535,312
Trustees’ fees and expenses payable (Note 4)	2,763	8,007

TOTAL LIABILITIES	26,497,498	78,709,236

NET ASSETS	$2,688,166,221	$3,654,632,586

NET ASSETS CONSIST OF:
Paid-in Capital (Note 6)	$2,596,166,348	$4,342,358,518
Undistributed (distribution in excess of) net investment income (loss)	(18,273,130)	(92,868,098)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(44,198,561)	(766,494,180)
Net unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	154,511,506	171,678,813
Foreign currency translations	(39,942)	(42,467)

NET ASSETS	$2,688,166,221	$3,654,632,586

NET ASSET VALUE PER SHARE
Net asset value per share	$47.66	$38.37

Shares outstanding (unlimited amount authorized, $0.01 par value)	56,400,000	95,235,379

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$2,519,506,300	$3,460,560,543
Investments in affiliated issuers	26,893,555	64,442,581

Total cost of investments	$2,546,399,855	$3,525,003,124

Foreign currency, at cost	$2,135,712	$3,890,573

* Includes investments in securities on loan, at value	$45,012,420	$67,514,651

See accompanying notes to financial statements.

30

SPDR INDEX SHARES FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (continued)

September 30, 2017

SPDR S&P North American Natural Resources ETF
ASSETS
Investments in unaffiliated issuers, at value* (Note 2)	$1,011,788,461
Investments in affiliated issuers, at value (Notes 2 and 3)	8,258,527

Total Investments	1,020,046,988
Foreign currency, at value	1,530,282
Dividends receivable — unaffiliated issuers (Note 2)	800,001
Dividends receivable — affiliated issuers (Notes 2 and 3)	2,030
Securities lending income receivable — unaffiliated issuers (Note 8)	2,267
Securities lending income receivable — affiliated issuers (Notes 3 and 8)	3,205

TOTAL ASSETS	1,022,384,773

LIABILITIES
Payable upon return of securities loaned	4,770,511
Advisory fee payable (Note 3)	853,157
Trustees’ fees and expenses payable (Note 4)	1,101

TOTAL LIABILITIES	5,624,769

NET ASSETS	$1,016,760,004

NET ASSETS CONSIST OF:
Paid-in Capital (Note 6)	$801,325,418
Undistributed (distribution in excess of) net investment income (loss)	4,191,349
Accumulated net realized gain (loss) on investments and foreign currency transactions	4,285,844
Net unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	206,991,189
Foreign currency translations	(33,796)

NET ASSETS	$1,016,760,004

NET ASSET VALUE PER SHARE
Net asset value per share	$33.67

Shares outstanding (unlimited amount authorized, $0.01 par value)	30,200,000

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$804,797,272
Investments in affiliated issuers	8,258,527

Total cost of investments	$813,055,799

Foreign currency, at cost	$1,561,276

* Includes investments in securities on loan, at value	$30,253,882

See accompanying notes to financial statements.

31

SPDR INDEX SHARES FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2017

	SPDR Dow Jones Global Real Estate ETF	SPDR Dow Jones International Real Estate ETF
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$76,387,934	$149,094,550
Dividend income — affiliated issuers (Notes 2 and 3)	38,615	59,586
Dividend income — non-cash transactions	4,898,709	—
Unaffiliated securities lending income (Note 8)	26,968	40,752
Affiliated securities lending income (Notes 3 and 8)	261,535	902,154
Foreign taxes withheld	(4,137,659)	(14,920,570)

TOTAL INVESTMENT INCOME (LOSS)	77,476,102	135,176,472

EXPENSES
Advisory fee (Note 3)	12,810,788	21,997,436
Trustees’ fees and expenses (Note 4)	44,507	71,883
Miscellaneous expenses	18,422	45,903

TOTAL EXPENSES	12,873,717	22,115,222

NET EXPENSES	12,873,717	22,115,222

NET INVESTMENT INCOME (LOSS)	64,602,385	113,061,250

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers*	(28,254,442)	(130,349,103)
In-kind redemptions — unaffiliated issuers	44,786,107	135,498,630
Foreign currency transactions	46,510	98,240

Net realized gain (loss)	16,578,175	5,247,767

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers**	(96,418,461)	(154,870,315)
Foreign currency translations	(14,251)	101,874

Net change in unrealized appreciation/depreciation	(96,432,712)	(154,768,441)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(79,854,537)	(149,520,674)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(15,252,152)	$(36,459,424)

* Includes foreign capital gain taxes	$(18,074)	$(253,105)

** Includes foreign deferred taxes	$171,069	$910,178

See accompanying notes to financial statements.

32

SPDR INDEX SHARES FUNDS

STATEMENTS OF OPERATIONS (continued)

For the Year Ended September 30, 2017

SPDR S&P North American Natural Resources ETF
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$17,438,772
Dividend income — affiliated issuers (Notes 2 and 3)	14,348
Unaffiliated securities lending income (Note 8)	6,238
Affiliated securities lending income (Notes 3 and 8)	5,674
Foreign taxes withheld	(687,804)

TOTAL INVESTMENT INCOME (LOSS)	16,777,228

EXPENSES
Advisory fee (Note 3)	3,122,111
Trustees’ fees and expenses (Note 4)	15,354
Miscellaneous expenses	6,105

TOTAL EXPENSES	3,143,570

NET EXPENSES	3,143,570

NET INVESTMENT INCOME (LOSS)	13,633,658

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,376,876
In-kind redemptions — unaffiliated issuers	3,039,696
Foreign currency transactions	40,519

Net realized gain (loss)	7,457,091

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	18,003,654
Foreign currency translations	(19,929)

Net change in unrealized appreciation/depreciation	17,983,725

NET REALIZED AND UNREALIZED GAIN (LOSS)	25,440,816

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$39,074,474

See accompanying notes to financial statements.

33

SPDR INDEX SHARES FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	SPDR Dow Jones Global Real Estate ETF
	Year Ended 9/30/17	Year Ended 9/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$64,602,385	$55,808,517
Net realized gain (loss)	16,578,175	34,503,402
Net change in unrealized appreciation/depreciation	(96,432,712)	181,111,849

Net increase (decrease) in net assets resulting from operations	(15,252,152)	271,423,768

Net equalization credits and charges (Note 2)	(65,431)	1,321,112

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(89,877,393)	(72,124,923)
Net realized gains	(857,139)	—

Total distributions to shareholders	(90,734,532)	(72,124,923)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	475,561,849	428,829,539
Cost of shares redeemed	(175,481,476)	(33,249,580)
Net income equalization (Note 2)	65,431	(1,321,112)

Net increase (decrease) in net assets from beneficial interest transactions	300,145,804	394,258,847

Net increase (decrease) in net assets during the period	194,093,689	594,878,804
Net assets at beginning of period	2,494,072,532	1,899,193,728

NET ASSETS AT END OF PERIOD	$2,688,166,221	$2,494,072,532

Undistributed (distribution in excess of) net investment income (loss)	$(18,273,130)	$(26,720,149)

SHARES OF BENEFICIAL INTEREST:
Shares sold	10,000,000	8,800,000
Shares redeemed	(3,800,000)	(700,000)

Net increase (decrease)	6,200,000	8,100,000

See accompanying notes to financial statements.

34

SPDR INDEX SHARES FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Dow Jones International Real Estate ETF
	Year Ended 9/30/17	Year Ended 9/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$113,061,250	$123,120,861
Net realized gain (loss)	5,247,767	221,864,440
Net change in unrealized appreciation/depreciation	(154,768,441)	41,798,563

Net increase (decrease) in net assets resulting from operations	(36,459,424)	386,783,864

Net equalization credits and charges (Note 2)	15,880,576	9,706,216

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(311,582,179)	(125,444,680)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	256,719,441	131,028,564
Cost of shares redeemed	(782,280,454)	(617,190,864)
Net income equalization (Note 2)	(15,880,576)	(9,706,216)

Net increase (decrease) in net assets from beneficial interest transactions	(541,441,589)	(495,868,516)

Net increase (decrease) in net assets during the period	(873,602,616)	(224,823,116)
Net assets at beginning of period	4,528,235,202	4,753,058,318

NET ASSETS AT END OF PERIOD	$3,654,632,586	$4,528,235,202

Undistributed (distribution in excess of) net investment income (loss)	$(92,868,098)	$(45,167,352)

SHARES OF BENEFICIAL INTEREST:
Shares sold	7,000,000	3,300,000
Shares redeemed	(20,600,000)	(15,600,000)

Net increase (decrease)	(13,600,000)	(12,300,000)

See accompanying notes to financial statements.

35

SPDR INDEX SHARES FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P North American Natural Resources ETF
	Year Ended 9/30/17	For the Period 12/15/15*- 9/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$13,633,658	$9,889,106
Net realized gain (loss)	7,457,091	63,360,453
Net change in unrealized appreciation/depreciation	17,983,725	188,973,668

Net increase (decrease) in net assets resulting from operations	39,074,474	262,223,227

Net equalization credits and charges (Note 2)	344 ,809	(458,114)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(13,273,288)	(6,136,433)
Net realized gains	(27,661,995)	—

Total distributions to shareholders	(40,935,283)	(6,136,433)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	199,954,790	716,933,368
Cost of shares redeemed	(10,426,420)	(144,438,843)
Net income equalization (Note 2)	(344,809)	458,114
Other capital (Note 6)	—	511,124

Net increase (decrease) in net assets from beneficial interest transactions	189,183,561	573,463,763

Net increase (decrease) in net assets during the period	187,667,561	829,092,443
Net assets at beginning of period	829,092,443	—

NET ASSETS AT END OF PERIOD	$1,016,760,004	$829,092,443

Undistributed (distribution in excess of) net investment income (loss)	$4,191,349	$3,747,048

SHARES OF BENEFICIAL INTEREST:
Shares sold	6,150,000	29,050,000
Shares redeemed	(300,000)	(4,700,000)

Net increase (decrease)	5,850,000	24,350,000

*	Inception date.

See accompanying notes to financial statements.

36

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	SPDR Dow Jones Global Real Estate ETF
	Year Ended 9/30/17		Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$49.68		$45.11	$44.24	$42.16	$40.56

Income (loss) from investment operations:
Net investment income (loss) (a)	1.19		1.23	1.17	1.23	1.16
Net realized and unrealized gain (loss) (b)	(1.51)		4.88	1.04	2.24	2.21

Total from investment operations	(0.32)		6.11	2.21	3.47	3.37

Net equalization credits and charges (a)	(0.00	)(c)	0.03	0.02	0.07	0.10

Distributions to shareholders from:
Net investment income	(1.68)		(1.57)	(1.36)	(1.46)	(1.87)
Net realized gains	(0.02)		—	—	—	—

Total distributions	(1.70)		(1.57)	(1.36)	(1.46)	(1.87)

Net asset value, end of period	$47.66		$49.68	$45.11	$44.24	$42.16

Total return (d)	(0.55)%		13.71%	4.96%	8.44%	8.61%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,688,166		$2,494,073	$1,899,194	$1,473,132	$1,003,377
Ratios to average net assets:
Total expenses	0.50%		0.50%	0.50%	0.50%	0.50%
Net investment income (loss)	2.52%		2.56%	2.46%	2.77%	2.71%
Portfolio turnover rate (e)	13%		9%	6%	7%	8%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

37

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR Dow Jones International Real Estate ETF
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$41.61	$39.24	$41.54	$42.00	$39.29

Income (loss) from investment operations:
Net investment income (loss) (a)	1.16	1.08	1.02	1.39	1.29
Net realized and unrealized gain (loss) (b)	(1.36)	2.32	(2.07)	0.16	4.01

Total from investment operations	(0.20)	3.40	(1.05)	1.55	5.30

Net equalization credits and charges (a)	0.16	0.08	(0.01)	(0.06)	0.02

Distributions to shareholders from:
Net investment income	(3.20)	(1.11)	(1.24)	(1.95)	(2.61)

Net asset value, end of period	$38.37	$41.61	$39.24	$41.54	$42.00

Total return (c)	0.48%	8.93%	(2.66)%	3.57%	13.83	%(d)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,654,633	$4,528,235	$4,753,058	$4,903,056	$4,045,899
Ratios to average net assets:
Total expenses	0.59%	0.59%	0.60%	0.59%	0.59%
Net investment income (loss)	3.03%	2.65%	2.40%	3.27%	3.10%
Portfolio turnover rate (e)	18%	14%	8%	8%	11%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(d)	If the Advisor had not made a contribution during the period ended September 30, 2013, the total return would have remained 13.83%.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

38

SPDR INDEX SHARES FUNDS

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR S&P North American Natural Resources ETF
	Year Ended 9/30/17	For the Period 12/16/15*- 9/30/16
Net asset value, beginning of period	$34.05	$25.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.50	0.39
Net realized and unrealized gain (loss) (b)	0.75	8.91

Total from investment operations	1.25	9.30

Net equalization credits and charges (a)	0.01	(0.02)

Distributions to shareholders from:
Net investment income	(0.51)	(0.25)
Net realized gains	(1.13)	—

Total distributions	(1.64)	(0.25)

Net asset value, end of period	$33.67	$34.05

Total return (c)	3.74%	37.21%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,016,760	$829,092
Ratios to average net assets:
Total expenses	0.35%	0.35	%(d)
Net investment income (loss)	1.53%	1.63	%(d)
Portfolio turnover rate (e)	15%	15	%(f)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(f)	Not annualized.

See accompanying notes to financial statements.

39

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

1.	Organization

SPDR Index Shares Funds (the “Trust”), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of September 30, 2017, the Trust consists of thirty (30) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at $0.01 par value. The financial statements herein relate to the following series (each a “Fund”, and collectively, the “Funds”):

SPDR Dow Jones Global Real Estate ETF

SPDR Dow Jones International Real Estate ETF

SPDR S&P North American Natural Resources ETF

Each fund is classified as a non-diversified investment company under the 1940 Act.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

Each Fund’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is

40

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value each Fund’s investments by major category are as follows:

•	Equity investments (including registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•	Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no price is obtained from pricing services or brokers, valuation will be based upon the intrinsic value, pursuant to the valuation policy and procedures approved by the Board.

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Funds’ underlying benchmarks. Various inputs are used in determining the value of the Funds’ investments.

The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily

41

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2017, is disclosed in each Fund’s respective Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Funds had no material transfers between levels for the period ended September 30, 2017.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.

Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock are recorded as dividend income at fair value.

Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

Certain Funds invest in real estate investment trusts (“REITs”). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Funds’ policy is to record all

42

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

REIT distributions initially as dividend income and re-designate the prior calendar year’s to return of capital or capital gain distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc’s. (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of September 30, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

As of August 21, 2017, SPDR Dow Jones International Real Estate ETF and SPDR Dow Jones Global Real Estate ETF NAV’s were impacted by an adjustment to certain foreign tax accruals. The per share impacts were $0.01 and $0.01, respectively, on August 21, 2017.

43

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

Equalization

The Funds in the Trust follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

The following Funds utilized equalization during the period ended September 30, 2017:

SPDR Dow Jones Global Real Estate ETF

SPDR Dow Jones International Real Estate ETF

SPDR S&P North American Natural Resources ETF

Distributions

The SPDR Dow Jones Global Real Estate ETF and the SPDR Dow Jones International Real Estate ETF declare and distribute from net investment income, if any, to its shareholders quarterly. The SPDR S&P North American Natural Resources ETF declares and distributes from net investment income, if any, to its shareholders semi-annually.

Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Fees and Transactions with Affiliates

Advisory Fee

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Funds, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid

44

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

quarterly, based on a percentage of each Fund’s average daily net assets as shown in the following table:

Annual Rate
SPDR Dow Jones Global Real Estate ETF	0.50%
SPDR Dow Jones International Real Estate ETF	0.59
SPDR S&P North American Natural Resources ETF	0.35

The Adviser pays all operating expenses of each Fund other than management fee, distribution fee pursuant to each Fund’s Distribution and Service Plan, if any, brokerage expenses, taxes, interest, the fees and expenses of the Trust’s trustees who are “not interested persons” of the Trust, as defined in the 1940 Act, (“Independent Trustees”) (including any Trustees’ counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

Administrator, Sub-Administrator, Custodian, and Transfer Agent Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

Distribution Fees

State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Trust. Effective May 1, 2017, the Distributor’s name changed from State Street Global Markets, LLC to State Street Global Advisors Funds Distributors, LLC.

Other Transactions with Affiliates — Securities Lending

State Street, an affiliate of the Funds, acts as the securities lending agent for the Funds, pursuant to an amended and restated securities lending authorization agreement dated January 6, 2017.

Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement): 85% payable to the Fund, and 15% payable to State Street.

45

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, an affiliated money market fund, for which SSGA FM serves as investment adviser. See Note 8 for additional information regarding securities lending.

Other Transactions with Affiliates

The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended September 30, 2017, are disclosed in the Schedules of Investments.

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the period ended September 30, 2017, were as follows:

	Purchases	Sales
SPDR Dow Jones Global Real Estate ETF	$320,693,303	$324,911,981
SPDR Dow Jones International Real Estate ETF	673,571,525	888,948,571
SPDR S&P North American Natural Resources ETF	132,820,370	161,751,018

For the period ended September 30, 2017, the following Funds had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:

	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
SPDR Dow Jones Global Real Estate ETF	$475,411,345	$175,648,531	$44,786,107
SPDR Dow Jones International Real Estate ETF	255,502,235	776,822,654	135,498,630
SPDR S&P North American Natural Resources ETF	199,938,880	10,426,549	3,039,696

46

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

6.	Shareholder Transactions

Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes on Net Assets.

7.	Income Tax Information

The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed each Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.

Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on NAV or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, nontaxable dividend adjustments to income, in-kind transactions, foreign currencies, passive foreign investment company, wash sale loss deferrals and distributions in excess of current earnings. In addition, certain Funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.

47

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

The tax character of distributions paid during the year ended September 30, 2017, was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
SPDR Dow Jones Global Real Estate ETF	$87,939,400	$2,795,132	$90,734,532
SPDR Dow Jones International Real Estate ETF	311,582,179	—	311,582,179
SPDR S&P North American Natural Resources ETF	40,935,283	—	40,935,283

The tax character of distributions paid during the year ended September 30, 2016, was as follows:

	Ordinary Income	Total
SPDR Dow Jones Global Real Estate ETF	$72,124,923	$72,124,923
SPDR Dow Jones International Real Estate ETF	125,444,680	125,444,680
SPDR S&P North American Natural Resources ETF	6,136,433	6,136,433

At September 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late- Year Losses*	Total
SPDR Dow Jones Global Real Estate ETF	$—	$(32,356,879)	$—	$124,356,743	$—	$91,999,864
SPDR Dow Jones International Real Estate ETF	—	(717,428,403)	—	29,702,479	—	(687,725,924)
SPDR S&P North American Natural Resources ETF	6,049,217	—	3,446,622	205,938,747	—	215,434,586

48

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

*	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of September 30, 2017, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Expiring 2018	Expiring 2019	Non-Expiring Short Term**	Non-Expiring Long Term**
SPDR Dow Jones Global Real Estate ETF	$—	$—	$14,145,669	$18,211,210
SPDR Dow Jones International Real Estate ETF	162,058,595	64,649,806	91,361,555	399,358,447

**	Must be utilized prior to losses subject to expiration.

As of September 30, 2017, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR Dow Jones Global Real Estate ETF	$2,576,514,676	$251,452,246	$127,055,561	$124,396,685
SPDR Dow Jones International Real Estate ETF	3,666,936,992	213,174,913	183,429,968	29,744,945
SPDR S&P North American Natural Resources ETF	814,074,445	218,419,661	12,447,118	205,972,543

8.	Securities Lending

Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.

49

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent.

Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.

The market value of securities on loan as of September 30, 2017, and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of September 30, 2017:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non Cash Collateral Received*	Total Collateral Received
SPDR Dow Jones Global Real Estate ETF	$45,012,420	$22,923,440	$24,100,766	$47,024,206
SPDR Dow Jones International Real Estate ETF	67,514,651	60,686,836	10,536,100	71,222,936
SPDR S&P North American Natural Resources ETF	30,253,882	4,770,511	26,656,504	31,427,015

*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.

50

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of September 30, 2017:

		Remaining Contractual Maturity of the Agreements As of September 30, 2017
Fund	Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions
SPDR Dow Jones Global Real Estate ETF	Common Stocks	$22,923,440	$—	$—	$—	$22,923,440	$22,923,440
SPDR Dow Jones International Real Estate ETF	Common Stocks	60,686,836	—	—	—	60,686,836	60,686,836
SPDR S&P North American Natural Resources ETF	Common Stocks	4,770,511	—	—	—	4,770,511	4,770,511

9.	Line of Credit

Certain Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2017 unless extended or renewed. Prior to October 13, 2016, the participants could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements.

The following funds participate in the credit facility:

SPDR Dow Jones Global Real Estate ETF

SPDR Dow Jones International Real Estate ETF

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses paid by the Adviser. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. Prior to October 13, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

Effective October 12, 2017, the Agreement was renewed, and as a result, the Funds and other affiliated Funds participate in a $500 million revolving credit facility.

51

SPDR INDEX SHARES FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

The Funds had no outstanding loans as of September 30, 2017.

10.	Risks

Concentration Risk

As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if the Funds were more broadly diversified.

Foreign and Emerging Markets Risk

Investing in foreign markets involve risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Funds invest. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

52

SPDR INDEX SHARES FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Trustees and Shareholders of the SPDR Index Shares Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the three funds, listed in Note 1, (each a “Fund”) as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopersLLP

Boston, Massachusetts

November 21, 2017

53

SPDR INDEX SHARES FUNDS

OTHER INFORMATION

September 30, 2017 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2017 to September 30, 2017.

The table below illustrates your Fund’s cost in two ways:

Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

54

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

	SPDR Dow Jones Global Real Estate ETF	SPDR Dow Jones International Real Estate ETF	SPDR S&P North American Natural Resources ETF
Annualized Expense Ratio	0.50%	0.59%	0.35%
Actual:
Ending Account Value	$1,029.50	$1,047.50	$1,020.70
Expenses Paid During Period(a)	2.54	3.03	1.77
Hypothetical (assuming a 5% return before expenses):
Ending Account Value	1,022.60	1,022.10	1,023.30
Expenses Paid During Period(a)	2.54	2.99	1.78

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 183, then divided by 365.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2017.

Dividends Received Deduction

Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2017 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Qualified Interest Income

Each fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.

55

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Long term capital gains dividends were paid from the following Funds during the year ended September 30, 2017:

Amount
SPDR Dow Jones Global Real Estate ETF	$2,795,132
SPDR S&P North American Natural Resources ETF	40,235

Foreign Tax Credit

The Trust has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by a Fund to its shareholders. For the year ended September 30, 2017, the total amount of foreign taxes that will be passed through are:

Amount
SPDR Dow Jones International Real Estate ETF	$9,552,989

The amount of foreign source income earned on the following Funds during the year ended September 30, 2017 were as follows:

Amount
SPDR Dow Jones International Real Estate ETF	$149,154,136

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund during the past calendar year can be found at http://www.spdrs.com.

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC’s website, at www.sec.gov.

Information regarding how the investment adviser voted for the most recent period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

56

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Quarterly Portfolio Schedule

The Funds file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Funds’ website at www.spdrs.com.

Approval of Advisory Agreement

At an in-person meeting held prior to September 30, 2017, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the operational series of the Trust (collectively, the “Current ETFs”) and to continue the Agreement with respect to the previously approved non-operational series of the Trust (together with the Current ETFs, the “SPDR ETFs”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately with their independent legal counsel to consider the Agreement.

In evaluating the Agreement, the Board drew on materials provided to them by SSGA FM, the Trust’s investment adviser and administrator, and other materials provided by State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”). In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the SPDR ETFs under the Agreement, (ii) investment performance of the Current ETFs, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the SPDR ETFs grow.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of each of the SPDR ETFs in accordance with each SPDR ETF’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the

57

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

nature of the SPDR ETFs as exchange-traded funds and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the SPDR ETFs. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each SPDR ETF’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for indexed products generally and exchange-traded funds in particular. The Board specifically considered the Adviser’s experience in managing equity exchange-traded funds with index-based investment objectives and in overseeing third-party sub-advisers, as applicable.

Investment Performance

The Board then reviewed the Current ETFs’ performance, noting that the distinctive indexed investment objective of each of the Current ETFs made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively-managed funds. Instead, the Board focused on the extent to which each Current ETF achieved its objective as a passively-managed index fund. The Board reviewed information regarding the Current ETFs’ index tracking, noting that each Current ETF satisfactorily tracked its benchmark index.

Profits Realized by the Adviser

The Board considered the profitability of the advisory arrangement with the Current ETFs to the Adviser, including data on the Current ETFs’ historical profitability to the Adviser. The Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations and determined that these methodologies were reasonable.

58

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Fees Charged to Comparable Funds

The Board evaluated each SPDR ETF’s unitary fee through review of comparative information with respect to fees paid by similar funds – i.e., exchange-traded funds tracking similar equity indexes. The Board reviewed the universe of similar exchange-traded funds for each SPDR ETF based upon data independently obtained from Broadridge Financial Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds. In doing so, the Board used a fund by fund analysis of the data.

Other Benefits

The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.

Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies that may result as each SPDR ETF’s assets grow in size. The Board noted that the Agreement did not provide for breakpoints in each SPDR ETF’s advisory fee rates as assets of a SPDR ETF increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the SPDR ETFs by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the SPDR ETFs from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the SPDR ETFs grow in size and assess whether fee breakpoints may be warranted.

Conclusion

The Board, including the Independent Trustees voting separately, approved the Agreement for each SPDR ETF after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the Agreement were as follows: (a) the nature and extent of the services provided by the Adviser with respect to the SPDR ETFs were appropriate; (b) the performance and, more importantly, the index tracking, of each Current ETF had been satisfactory; (c) the Adviser’s unitary fee for each SPDR ETF, considered in relation to services provided and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trust’s relationships with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) fees paid to the Adviser adequately shared the economies of scale with respect to the Current ETFs by way of the relatively low fee structure of the Trust.

59

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Approval of State Street Global Advisors Asia Limited Sub-Advisory Agreement

At an in-person meeting held prior to September 30, 2017, the Board also evaluated a proposal to continue the Sub-Advisory Agreement (the “SSGA Asia Limited Sub-Advisory Agreement”) between the Adviser and State Street Global Advisors Asia Limited (“SSGA Asia Limited”), an affiliate of the Adviser, with respect to the SPDR MSCI China A Shares IMI ETF (the “Fund”), which is sub-advised by SSGA Asia Limited. The Independent Trustees also met separately with their independent legal counsel to consider the SSGA Asia Limited Sub-Advisory Agreement.

In evaluating the SSGA Asia Limited Sub-Advisory Agreement, the Board drew on materials provided to them by SSGA Asia Limited and the Adviser. In deciding whether to approve the SSGA Asia Limited Sub-Advisory Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by SSGA Asia Limited with respect to the Fund under the SSGA Asia Limited Sub-Advisory Agreement and (ii) investment performance of the Fund. The Board was informed of the portion of the current advisory fee that the Adviser would pay to SSGA Asia Limited under the SSGA Asia Limited Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the Fund.

The Board considered the background and experience of SSGA Asia Limited’s senior management and, in particular, SSGA Asia Limited’s experience in investing in Asian equity securities. The Board reviewed the Fund’s performance, noting that the Fund tracked its benchmark index. The Board also considered the unitary fee paid to the Adviser by the Fund and SSGA Asia Limited’s fees paid by the Adviser. The Board also considered whether SSGA Asia Limited benefited in other ways from its relationship with the Trust.

The Board, including the Independent Trustees voting separately, approved the SSGA Asia Limited Sub-Advisory Agreement for the Fund after weighing the foregoing factors as well as the relevant factors discussed in relation to the Agreement between the Trust and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the SSGA Asia Limited Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by SSGA Asia Limited with respect to the Fund were appropriate; (b) the performance and, more importantly, the index tracking, of the Fund had been satisfactory; (c) SSGA Asia Limited’s fees for the Fund and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential

60

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

benefits to SSGA Asia Limited were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to SSGA Asia Limited adequately shared the economies of scale with the Fund by way of the relatively low fee structure of the Trust.

TRUSTEES AND OFFICERS

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
FRANK NESVET c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Retired.	148	None.

DAVID M. KELLY c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee	Term: Unlimited Served: since September 2000	Retired.	148	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired).

BONNY EUGENIA BOATMAN c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired.	148	None.

DWIGHT D. CHURCHILL c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	148	Affiliated Managers Group, Inc. (Director).

CARL G. VERBONCOEUR c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	148	The Motley Fool Funds Trust (Trustee).

61

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Executive Vice President, State Street Global Advisors (2006-present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017- present); Director, State Street Global Markets, LLC (2013-April 2017); President, SSGA Funds Management, Inc. (2005-2012); Principal, State Street Global Advisors (2000 - 2005).	234	SSGA SPDR ETFs Europe I plc (Director) (November 2016- present); SSGA SPDR ETFs Europe II plc (Director) (November 2016- present).

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

62

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).

BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).

ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012; Term: Unlimited Served: since April 2015	Chief Operating Officer, SSGA Funds Management, Inc. (2005 - Present)*; Managing Director, State Street Global Advisors (2005 - present).*

MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Managing Director, State Street Global Advisors (2005 - present).*

JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Managing Director and Managing Counsel, State Street Global Advisors (2011 - present); Clerk, SSGA Funds Management, Inc. (2013 - present); Associate, Financial Services Group, Dechert LLP (2006 - 2011).

JESSE D. HALLEE State Street Bank and Trust Company One Hundred Summer Street, SUM0703 Boston, MA 02111 1967	Secretary	Term: Unlimited Served: since August 2017	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007- 2013).**

63

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*

DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).

ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: Since August 2017	Vice President at State Street Global Advisors (July 2016 – present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).

SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 - present); Assistant Director, Cambridge Associates, LLC (July 2014 - January 2015); Vice President, Bank of New York Mellon (July 2012 - August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 - July 2012).

DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 - present).*

DANIEL G. PLOURDE SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1980	Assistant Treasurer	Term: Unlimited Served: since May 2017	Assistant Vice President, SSGA Funds Management, Inc. (May 2015 - present); Officer, State Street Bank and Trust Company (March 2009 - May 2015).

64

SPDR INDEX SHARES FUNDS

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer; Anti- Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 - 2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

The Trust’s Statement of Additional Information (SAI) includes additional information about Funds’ directors and is available, without charge, upon request and by calling 1-866-787-2257.

65

SPDR® Index Shares Funds

SPDR Index Shares Funds

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Investment Manager and

Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Distributor

State Street Global Advisors Funds

Distributors, LLC

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator

and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

101 Seaport Boulevard

Suite 500

Boston, MA 02210

Fund Shares are distributed by State Street Global Advisors Funds Distributors, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Advisors Funds Distributors, LLC; member FINRA, SIPC.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

SPDR® Index Shares Funds

For more complete information, please call 866.787.2257 or visit spdrs.com today.

ssga.com | spdrs.com

The Funds are not sponsored, endorsed, sold, or promoted by Stoxx, S&P Dow Jones Indices LLC, MSCI Inc., and Russell Investment Group. Neither do these companies make any representation regarding the advisability of investing in the Funds. The Funds are distributed by State Street Global Advisors Funds Distributors, LLC, an indirect wholly-owned subsidiary of State Street Corporation. State Street Global Advisors Funds Distributors, LLC is a member of FINRA, SIPC. References to State Street may include State Street Corporation and its affiliates. Shares of the Funds are not insured by the FDIC or by another governmental agency; they are not obligations of the FDIC nor are they deposits or obligations of or guaranteed by State Street Bank and Trust Company. Fund shares are subject to investment risks, including possible loss of the principal invested. The Funds pay State Street for its services as investment advisor, custodian, sub-administrator, securities lending agent, transfer agent and shareholder servicing agent

Standard & Poor’s®, S&P® and SPDR® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.

Distributor: State Street Global Advisors Funds Distributors, LLC, member FINRA, SIPC, an indirect wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs.

Before investing, consider the funds’ investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 1-866-787-2257 or visit www.spdrs.com. Read it carefully.

Not FDIC Insured • No Bank Guarantee • May Lose Value

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

State Street Global Advisors	© 2017 State Street Corporation - All Rights Reserved
IBG - 25740	0515 Exp. Date: 11/30/2018 SPDRISRAAR

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the registrant has determined that the registrant has five Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Bonny Boatman, Dwight Churchill, David M. Kelly, Frank Nesvet and Carl Verboncoeur are the registrant’s audit committee financial experts. The Board also determined that each of the foregoing persons are not “interested person(s)” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.

For the fiscal years ending September 30, 2017 and September 30, 2016, the aggregate audit fees billed for professional services rendered by the principal accountant were $588,387 and $917,123, respectively. The nature of the services are (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each series of the registrant; (2) auditing and reporting on the financial statements to be included in the amendment to the registrant’s registration statement on Form N-1A to be filed with the Securities and Exchange Commission; (3) review of the amendment to the registration statement; (4) issuance of a Report on Internal Control for inclusion in the registrant’s Form N-SAR; and (5) Rule 17f-2 securities counts.

(b) Audit-Related Fees.

For the fiscal years ending September 30, 2017 and September 30, 2016, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees.

For the fiscal years ending September 30, 2017 and September 30, 2016, the aggregate tax fees billed for professional services rendered by the principal accountant were $525,270 and $ 534,450, respectively. Services included the review of the registrant’s federal, state and local income, franchise and other tax returns.

(d) All Other Fees.

There were no other fees billed by the principal accountant for the fiscal years ending September 30, 2017 and September 30, 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:

Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:

a.	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting; or

b.	The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

c.	De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

d.	Pre-Approval of Non-Audit Services Provided to the investment adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.

e.	Application of De Minimis Exception. The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).

(e)(2) Percentage of Services.

One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees for services rendered by the principal accountant to the registrant and its adviser and any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant for the twelve months ended December 31, 2016 and December 31, 2015 were approximately $4,919,389 and $2,599,622, respectively. Such information is not readily available on a fiscal year basis.

(h) The registrant’s principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.

Item 5. Disclosure of Audit Committees for Listed Companies.

The registrant has an audit committee which was established by the Board of Trustees of the registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s audit committee are Bonny Boatman, Dwight Churchill, David Kelly, Frank Nesvet and Carl Verboncoeur.

Item 6. Investments.

(a)	A Schedule of Investments for each series of the registrant is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Ellen M. Needham, the registrant’s President and Principal Executive Officer, and Bruce S. Rosenberg, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)

under the Investment Company Act of 1940, as amended (the “1940 Act”) and evaluated their effectiveness. Based on their review, Ms. Needham and Mr. Rosenberg determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the U.S. Securities and Exchange Commission.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Separate certifications required by Rule 30a-2 under the 1940 Act for each principal executive officer and principal financial officer of the registrant are attached.

(a)(3) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPDR® Index Shares Funds

By:	/s/ Ellen M. Needham
Ellen M. Needham President and Principal Executive Officer

Date:	December 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham President and Principal Executive Officer

Date:	December 5, 2017

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg Treasurer and Principal Financial Officer

Date:	December 5, 2017